DOMESTIC EQUITY FUNDS
                            NOVA                                  MID-CAP GROWTH
                         S&P 500                                   MID-CAP VALUE
INVERSE S&P 500 (FORMERLY, URSA)                       RUSSELL 2000(R) ADVANTAGE
                LARGE-CAP GROWTH                              (FORMERLY, MEKROS)
                 LARGE-CAP VALUE                                 RUSSELL 2000(R)
                             OTC                         INVERSE RUSSELL 2000(R)
  INVERSE OTC (FORMERLY, ARKTOS)                              (FORMERLY, INVERSE
    MID-CAP ADVANTAGE (FORMERLY,                                      SMALL-CAP)
                         MEDIUS)                                SMALL-CAP GROWTH
                 INVERSE MID-CAP                                 SMALL-CAP VALUE

                                                              RYDEX SERIES FUNDS
                           INVESTOR AND H-CLASS SHARES PROSPECTUS AUGUST 1, 2006

                                                                    SECTOR FUNDS
                         BANKING                                        INTERNET
                 BASIC MATERIALS                                         LEISURE
                   BIOTECHNOLOGY                                 PRECIOUS METALS
               CONSUMER PRODUCTS                                     REAL ESTATE
                     ELECTRONICS                                       RETAILING
                          ENERGY                                      TECHNOLOGY
                 ENERGY SERVICES                              TELECOMMUNICATIONS
              FINANCIAL SERVICES                                  TRANSPORTATION
                     HEALTH CARE                                       UTILITIES

                                                      INTERNATIONAL EQUITY FUNDS
                EUROPE ADVANTAGE                                 JAPAN ADVANTAGE
    (FORMERLY, LARGE-CAP EUROPE)                     (FORMERLY, LARGE-CAP JAPAN)

                                                              FIXED INCOME FUNDS
            GOVERNMENT LONG BOND                         INVERSE GOVERNMENT LONG
       ADVANTAGE (FORMERLY, U.S.                           BOND (FORMERLY, JUNO)
                GOVERNMENT BOND)

                                                               ALTERNATIVE FUNDS
                     COMMODITIES                        DYNAMIC WEAKENING DOLLAR
    DYNAMIC STRENGTHENING DOLLAR                    (FORMERLY, WEAKENING DOLLAR)
(FORMERLY, STRENGTHENING DOLLAR)

                                                               MONEY MARKET FUND
                                                    U.S. GOVERNMENT MONEY MARKET

                                                           [LOGO]RydexInvestment
                                                Essential for modern markets(TM)

The Securities and Exchange Commission has not approved or disapproved the Trust's shares or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

DOMESTIC EQUITY FUNDS .................................................        3
   Common Risk/Return Information .....................................        3
   Nova Fund ..........................................................        5
   S&P 500 Fund .......................................................        8
   Inverse S&P 500 Fund ...............................................       10
   Large-Cap Growth Fund ..............................................       14
   Large-Cap Value Fund ...............................................       17
   OTC Fund ...........................................................       20
   Inverse OTC Fund ...................................................       23
   Mid-Cap Advantage Fund .............................................       27
   Inverse Mid-Cap Fund ...............................................       31
   Mid-Cap Growth Fund ................................................       35
   Mid-Cap Value Fund .................................................       38
   Russell 2000(R) Advantage Fund .....................................       41
   Russell 2000(R) Fund ...............................................       45
   Inverse Russell 2000(R) Fund .......................................       47
   Small-Cap Growth Fund ..............................................       51
   Small-Cap Value Fund ...............................................       54

SECTOR FUNDS ..........................................................       57
   Common Risk/Return Information .....................................       57
   Banking Fund .......................................................       59
   Basic Materials Fund ...............................................       62
   Biotechnology Fund .................................................       65
   Consumer Products Fund .............................................       68
   Electronics Fund ...................................................       71
   Energy Fund ........................................................       74
   Energy Services Fund ...............................................       77
   Financial Services Fund ............................................       80
   Health Care Fund ...................................................       83
   Internet Fund ......................................................       86
   Leisure Fund .......................................................       89
   Precious Metals Fund ...............................................       92
   Real Estate ........................................................       95
   Retailing Fund .....................................................       98
   Technology Fund ....................................................      101
   Telecommunications Fund ............................................      104
   Transportation Fund ................................................      107
   Utilities Fund .....................................................      110

INTERNATIONAL EQUITY FUNDS ............................................      113
   Common Risk/Return Information .....................................      113
   Europe Advantage Fund ..............................................      115
   Japan Advantage Fund ...............................................      118

FIXED INCOME FUNDS ....................................................      121
   Common Risk/Return Information .....................................      121
   Government Long Bond Advantage Fund ................................      123
   Inverse Government Long Bond Fund ..................................      127

ALTERNATIVE FUNDS .....................................................      131
   Common Risk/Return Information .....................................      131
   Commodities Fund ...................................................      132
   Dynamic Strengthening Dollar Fund ..................................      135
   Dynamic Weakening Dollar Fund ......................................      138

MONEY MARKET FUND .....................................................      141
   U.S. Government Money Market Fund ..................................      141

INVESTMENTS AND RISKS .................................................      144
SHAREHOLDER INFORMATION ...............................................      157
TRANSACTION INFORMATION ...............................................      158
BUYING FUND SHARES ....................................................      163
SELLING FUND SHARES ...................................................      167
EXCHANGING FUND SHARES ................................................      169
RYDEX ACCOUNT POLICIES ................................................      171
DISTRIBUTION AND SHAREHOLDER SERVICES .................................      175

                                                                    PROSPECTUS V



DIVIDENDS AND DISTRIBUTIONS ...........................................      176
TAX INFORMATION .......................................................      177
MANAGEMENT OF THE FUNDS ...............................................      179
FINANCIAL HIGHLIGHTS ..................................................      182
BENCHMARK INFORMATION .................................................      202

              PLEASE SEE THE RYDEX FUNDS' PRIVACY POLICY INSIDE THE
                         BACK COVER OF THIS PROSPECTUS.

--------------------------------------------------------------------------------

THIS PAGE INTENTIONALLY LEFT BLANK.

                                                                    PROSPECTUS 1


                               RYDEX SERIES FUNDS

                              INVESTOR CLASS SHARES
                                 H-CLASS SHARES

            9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850
             800.820.0888 o 301.296.5100 o WWW.RYDEXINVESTMENTS.COM

--------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS
SECTOR FUNDS
INTERNATIONAL EQUITY FUNDS
FIXED INCOME FUNDS
ALTERNATIVE FUNDS
MONEY MARKET FUND
--------------------------------------------------------------------------------

Rydex Series Funds (the "Trust") is a mutual fund complex offering professionally managed investment portfolios (the "Funds"), which are grouped into the following categories:

DOMESTIC EQUITY FUNDS - Nova Fund, S&P 500 Fund, Inverse S&P 500 Fund, Large-Cap Growth Fund, Large-Cap Value Fund, OTC Fund, Inverse OTC Fund, Mid-Cap Advantage Fund, Inverse Mid-Cap Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Russell 2000(R) Advantage Fund, Russell 2000(R) Fund, Inverse Russell 2000(R) Fund, Small-Cap Growth Fund and Small-Cap Value Fund.

SECTOR FUNDS - Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund.

INTERNATIONAL EQUITY FUNDS - Europe Advantage Fund and Japan Advantage Fund.

FIXED INCOME FUNDS - Government Long Bond Advantage Fund and Inverse Government Long Bond Fund.

ALTERNATIVE FUNDS - Commodities Fund, Dynamic Strengthening Dollar Fund and Dynamic Weakening Dollar Fund.

MONEY MARKET FUND - U.S. Government Money Market Fund.

Investor Class Shares and H-Class Shares of the Funds are sold principally to clients of professional money managers ("financial intermediaries") and to

2



investors who take part in certain strategic asset allocation investment programs. Investors may exchange shares of the Funds through the Rydex web site
- www.rydexinvestments.com - and over the phone.

RISKS OF INVESTING IN THE FUNDS

The value of the Funds may fluctuate. In addition, Fund shares:

     o    MAY DECLINE IN VALUE, AND YOU MAY LOSE MONEY

     o    ARE NOT FEDERALLY INSURED

     o    ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY

     o    ARE NOT BANK DEPOSITS

     o    ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

                                                                    PROSPECTUS 3



RYDEX DOMESTIC EQUITY FUNDS
--------------------------------------------------------------------------------
NOVA FUND                                         INVERSE MID-CAP FUND
S&P 500 FUND                                      MID-CAP GROWTH FUND
INVERSE S&P 500 FUND                              MID-CAP VALUE FUND
LARGE-CAP GROWTH FUND                             RUSSELL 2000(R) ADVANTAGE FUND
LARGE-CAP VALUE FUND                              RUSSELL 2000(R) FUND
OTC FUND                                          INVERSE RUSSELL 2000(R) FUND
INVERSE OTC FUND                                  SMALL-CAP GROWTH FUND
MID-CAP ADVANTAGE FUND                            SMALL-CAP VALUE FUND

COMMON RISK / RETURN INFORMATION
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES

Each Domestic Equity Fund seeks to provide investment results that either match or correlate to the performance of a specific benchmark.

PRINCIPAL RISKS

ACTIVE TRADING RISK - A significant portion of the assets of the Funds may come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Funds may negatively impact the Funds' ability to achieve their respective investment objectives.

DEPOSITARY RECEIPT RISK - The Funds may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in a Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Funds' use of equity derivatives such as futures, options and swap agreements to pursue their respective investment objectives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. These risks may cause the Funds to experience higher losses than funds that do not use derivatives.

EARLY CLOSING RISK - The Funds are subject to the risk that unanticipated early closings of securities exchanges may result in the Funds' inability to buy or sell securities on that day. If an exchange closes early on a day when a Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

4



MARKET RISK - Due to market conditions, the value of the Funds' equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in a Fund to decrease.

NON-DIVERSIFICATION RISK - Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SWAP COUNTERPARTY CREDIT RISK - The Funds are subject to credit risk on the amount they expect to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to a Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK - The Funds' investment adviser, Rydex Investments (the "Advisor") may not be able to cause a Fund's performance to match that of the Fund's benchmark, either on a daily or aggregate basis. In addition, because each Fund, except for the Mid-Cap Advantage Fund and Russell 2000(R) Advantage Fund, is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent a Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. The Mid-Cap Advantage Fund and Russell 2000(R) Advantage Fund seek to track their respective benchmarks over time, but are also subject to the effects of mathematical compounding. Tracking error may cause a Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, a Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

                                                                    PROSPECTUS 5


NOVA FUND (RYNVX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Nova Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500(R) Index (the "underlying index").


If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 150% of the value of any increase in the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 150% of the value of any decrease in the underlying index (E.G., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 7.5% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."


PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its investment objective through what is sometimes referred to as a "master-feeder arrangement." The Fund invests all of its assets in the Nova Master Fund, a separate series of the Trust with an identical investment objective.

Unlike a traditional index fund, as its primary investment strategy, the Nova Master Fund invests to a significant extent in leveraged instruments, such as futures contracts and options on securities, futures contracts, and stock indices, as well as equity securities. The Fund will also enter into swap agreements. Futures and options contracts enable the Nova Master Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, to collateralize these futures and options contracts, the Nova Master Fund holds U.S. Government securities or cash equivalents.

PRINCIPAL RISKS


In addition to the risks common to investing in any Domestic Equity Fund, the Nova Master Fund is subject to a number of other risks that may affect the value of its shares, including:

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will also have the effect of magnifying tracking error risk.

MARKET SEGMENT RISK - The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

6


INVESTOR PROFILE

Investors who expect the S&P 500(R) Index to go up and want accelerated investment gains when the index does so. These investors must also be willing to bear the risk of equally accelerated losses if the S&P 500(R) Index goes down.

PERFORMANCE

The bar chart and table below show the performance of the Investor Class Shares of the Nova Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


NOVA FUND

1996    27.29%

1997    42.33%

1998    35.13%

1999    24.00%

2000   -19.57%

2001   -22.22%

2002   -35.09%

2003    40.45%

2004    15.44%

2005     4.62%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 1.72%.

HIGHEST QUARTER RETURN
(quarter ended 12/31/1998)    31.69%
LOWEST QUARTER RETURN
(quarter ended 9/30/2002)    -26.38%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2005) 1

INVESTOR CLASS SHARES                   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------
Return Before Taxes                         4.62%        -3.05%        7.66%
Return After Taxes on Distributions 2       3.53%        -3.29%        7.42%
Return After Taxes on Distributions
and Sale of Fund Shares 2                   3.01%        -2.70%        6.63%
S&P 500(R) Index 3                          4.91%         0.54%        9.07%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING
     LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANY ("S&P") ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

                                                                    PROSPECTUS 7


FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Nova Fund.

      SHAREHOLDER FEES* ......................................   NONE
      ANNUAL FUND OPERATING EXPENSES
       (expenses that are deducted from Fund assets)**
         MANAGEMENT FEES .....................................   0.75%
         DISTRIBUTION (12b-1) FEES ...........................   NONE
         OTHER EXPENSES*** ...................................   0.48%
         TOTAL ANNUAL FUND OPERATING EXPENSES ................   1.23%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

** THIS TABLE AND THE EXAMPLE INCLUDE BOTH THE FEES PAID BY THE FUND AND ITS SHARE OF THE FEES OF THE NOVA MASTER FUND.

*** "OTHER EXPENSES" HAVE BEEN RESTATED TO REFLECT A LOWER LEVEL OF TAX EXPENSE FOR THE CURRENT FISCAL YEAR. LAST YEAR THE FUND WAS SUBJECT TO A GREATER LEVEL OF TAX EXPENSE DUE TO AN ERROR. THE ADVISOR REIMBURSED THE FUND THE ENTIRE AMOUNT OF THAT ADDITIONAL TAX EXPENSE. HAD THE EXPENSES NOT BEEN RESTATED IN THE TABLE ABOVE, "OTHER EXPENSES" WOULD HAVE BEEN 0.60% AND "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD HAVE BEEN 1.35%.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Nova Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

NOVA FUND                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                              $129     $402      $695      $1,530

8



S&P 500 FUND (RYSPX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The S&P 500 Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the S&P 500(R) Index (the "underlying index"). The investment objective of the S&P 500 Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by the amount of any increase in the value of the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of decrease in the value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities or cash equivalents to collateralize its derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any Domestic Equity Fund, the S&P 500 Fund is subject to a number of other risks that may affect the value of its shares, including:

MARKET SEGMENT RISK - The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

INVESTOR PROFILE

Investors who expect the S&P 500(R) Index to go up and want investment gains when the index does so. These investors must also be willing to bear the risk of equal losses if the S&P 500(R) Index goes down.

PERFORMANCE

The S&P 500 Fund commenced operations on May 31, 2006 and, therefore, does not have a performance history for a full calendar year.

                                                                    PROSPECTUS 9



FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the S&P 500 Fund.

     SHAREHOLDER FEES* ...................................   NONE
     ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
       MANAGEMENT FEES ...................................   0.75%
       DISTRIBUTION  (12b-1) FEES ........................   0.25%
       OTHER EXPENSES** ..................................   0.45%
       TOTAL ANNUAL FUND OPERATING EXPENSES ..............   1.45%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

** BECAUSE THE FUND IS NEW, "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

EXAMPLE

 This Example is intended to help you compare the cost of investing in the H-Class Shares of the S&P 500 Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

S&P 500 FUND                                                    1 YEAR   3 YEARS
--------------------------------------------------------------------------------
H-CLASS                                                          $152     $473

10



INVERSE S&P 500 FUND (FORMERLY, URSA FUND) (RYURX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Inverse S&P 500 Fund seeks to provide investment results that will inversely correlate to the performance of the S&P 500(R) Index (the "underlying index").


If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (E.G., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY


The Fund pursues its investment objective through what is sometimes referred to as a "master-feeder arrangement." The Fund invests all of its assets in the Inverse S&P 500 Master Fund, a separate series of the Trust with an identical investment objective.

Unlike a traditional index fund, the Inverse S&P 500 Master Fund's benchmark is to perform exactly opposite the underlying index, and the Inverse S&P 500 Master Fund will not own the securities included in the underlying index. Instead, as its primary investment strategy, the Inverse S&P 500 Master Fund invests to a significant extent in short sales of securities or futures contracts and in options on securities, futures contracts, and stock indices and will enter into swap agreements. On a day-to-day basis, the Inverse S&P 500 Master Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.

Under normal circumstances, the Inverse S&P 500 Fund will invest substantially all (at least 80%) of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of its underlying index. This is a non-fundamental policy that can be changed by the Inverse S&P 500 Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any Domestic Equity Fund, the Inverse S&P 500 Master Fund is subject to a number of other risks that may affect the value of its shares, including:

MARKET SEGMENT RISK - The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

                                                                   PROSPECTUS 11


SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

INVESTOR PROFILE


Investors who expect the S&P 500(R) Index to go down and want investment gains when the index does so. These investors must also be willing to bear the risk of equal losses if the S&P 500(R) Index goes up.

PERFORMANCE

The bar chart and table below show the performance of the Investor Class Shares of the Inverse S&P 500 Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

INVERSE S&P 500 FUND

1996   -12.17%

1997   -20.98%

1998   -19.01%

1999   -12.40%

2000    17.45%

2001    16.33%

2002    22.23%

2003   -23.73%

2004    -9.82%

2005    -0.65%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 0.60%.

HIGHEST QUARTER RETURN
(quarter ended 9/30/2001)     17.66%
LOWEST QUARTER RETURN
(quarter ended 12/31/1998)   -17.06%

12



AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

INVESTOR CLASS SHARES                   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------
Return Before Taxes                        -0.65%       -0.57%         -5.60%
Return After Taxes on Distributions 2      -1.17%       -1.00%         -5.89%
Return After Taxes on Distributions
and Sale of Fund Shares 2                  -0.43%       -0.70%         -4.69%
S&P 500(R) Index 3                          4.91%        0.54%          9.07%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING
     LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Inverse S&P 500 Fund.

     SHAREHOLDER FEES*.....................................   NONE
     ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)**
        MANAGEMENT FEES....................................   0.90%
        DISTRIBUTION (12b-1) FEES..........................   NONE
        OTHER EXPENSES***..................................   0.48%
        TOTAL ANNUAL FUND OPERATING EXPENSES...............   1.38%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

** THIS TABLE AND THE EXAMPLE INCLUDE BOTH THE FEES PAID BY THE FUND AND ITS SHARE OF THE FEES OF THE INVERSE S&P 500 MASTER FUND.

*** "OTHER EXPENSES" HAVE BEEN RESTATED TO REFLECT A LOWER LEVEL OF TAX EXPENSE FOR THE CURRENT FISCAL YEAR. LAST YEAR THE FUND WAS SUBJECT TO A GREATER LEVEL OF TAX EXPENSE DUE TO AN ERROR. THE ADVISOR REIMBURSED THE FUND THE ENTIRE AMOUNT OF THAT ADDITIONAL TAX EXPENSE. HAD THE EXPENSES NOT BEEN RESTATED IN THE TABLE ABOVE, "OTHER EXPENSES" WOULD HAVE BEEN 0.51% AND "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD HAVE BEEN 1.41%.

                                                                   PROSPECTUS 13



EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Inverse S&P 500 Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

INVERSE S&P 500 FUND                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                              $145      $450      $778     $1,704

14


LARGE-CAP GROWTH FUND (RYAWX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Large-Cap Growth Fund seeks to provide investment results that match the performance of a benchmark for large cap growth securities. The Fund's current benchmark is the S&P 500/Citigroup Pure Growth Index (the "underlying index"). The investment objective of the Large-Cap Growth Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in the value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any Domestic Equity Fund, the Large-Cap Growth Fund is subject to a number of other risks that may affect the value of its shares, including:

MARKET SEGMENT RISK - The Fund is subject to the risk that large-capitalization growth stocks may underperform other segments of the equity market or the equity market as a whole.


INVESTOR PROFILE

Investors who expect the S&P 500/Citigroup Pure Growth Index to go up and want investment gains when the index does so. These investors must also be willing to bear the risk of equal losses if the S&P 500/Citigroup Pure Growth Index goes down.

PERFORMANCE


The bar chart and table below show the performance of the H-Class Shares of the Large-Cap Growth Fund for the past year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past

                                                                   PROSPECTUS 15



performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

LARGE-CAP GROWTH FUND

2005   1.41%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS -3.03%.

HIGHEST QUARTER RETURN
(quarter ended 9/30/2005)    3.12%

LOWEST QUARTER RETURN
(quarter ended 3/31/2005)   -2.47%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                       Since Inception
H-CLASS SHARES                           Past 1 Year     (2/20/2004)
----------------------------------------------------------------------
Return Before Taxes                         1.41%           1.00%
Return After Taxes on Distributions 2       1.38%           0.98%
Return After Taxes on Distributions
and Sale of Fund Shares 2                   0.92%           0.84%
S&P 500/Citigroup Pure Growth Index 3       7.31%           9.69%
S&P 500/Barra Growth Index 4                3.46%           3.56%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING
     LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500/CITIGROUP PURE GROWTH INDEX IS NARROW IN FOCUS, CONTAINING ONLY THOSE S&P 500 COMPANIES WITH STRONG GROWTH CHARACTERISTICS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

4 PREVIOUSLY THE FUND'S RETURNS HAD BEEN COMPARED TO THE S&P 500/BARRA GROWTH INDEX, BUT THE BENCHMARK OF THE FUND WAS CHANGED TO THE S&P 500/CITIGROUP PURE GROWTH INDEX, EFFECTIVE DECEMBER 16, 2005, BECAUSE OF ITS GREATER EMPHASIS ON GROWTH STOCKS.

16



FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Large-Cap Growth Fund.

     SHAREHOLDER FEES* ....................................   NONE
     ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
        MANAGEMENT FEES ...................................   0.75%
        DISTRIBUTION (12b-1) FEES .........................   0.25%
        OTHER EXPENSES ....................................   0.49%
        TOTAL ANNUAL FUND OPERATING EXPENSES ..............   1.49%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Large-Cap Growth Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

LARGE-CAP GROWTH FUND                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
H-CLASS                                     $156      $486      $838     $1,830

                                                                   PROSPECTUS 17


LARGE-CAP VALUE FUND (RYZAX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Large-Cap Value Fund seeks to provide investment results that match the performance of a benchmark for large-cap value securities. The Fund's current benchmark is the S&P 500/Citigroup Pure Value Index (the "underlying index"). The investment objective of the Large-Cap Value Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in the value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any Domestic Equity Fund, the Large-Cap Value Fund is subject to a number of other risks that may affect the value of its shares, including:

MARKET SEGMENT RISK - The Fund is subject to the risk that large-capitalization value stocks may underperform other segments of the equity market or the equity market as a whole.

INVESTOR PROFILE

Investors who expect the S&P 500/Citigroup Pure Value Index to go up and want investment gains when the index does so. These investors must also be willing to bear the risk of equal losses if the S&P 500/Citigroup Pure Value Index goes down.

PERFORMANCE

The bar chart and table below show the performance of the H-Class Shares of the Large-Cap Value Fund for the past year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past

18



performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

LARGE-CAP VALUE FUND

2005   3.62%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 6.01%.

HIGHEST QUARTER RETURN
(quarter ended 9/30/2005)     2.84%
LOWEST QUARTER RETURN
(quarter ended 3/31/2005)    -2.92%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2005) 1



                                                          SINCE
                                                        INCEPTION
H-CLASS SHARES                            PAST 1 YEAR   (2/20/2004)
----------------------------------------------------------------------
Return Before Taxes                          3.62%         7.09%
Return After Taxes on Distributions 2        3.11%         6.77%
Return After Taxes on Distributions
and Sale of Fund Shares 2                    2.36%         5.87%
S&P 500/Citigroup Pure Value Index 3        13.42%        18.84%
S&P 500/Barra Value Index 4                  6.33%         9.79%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING
     LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500/CITIGROUP PURE VALUE INDEX IS NARROW IN FOCUS, CONTAINING ONLY THOSE S&P 500 COMPANIES WITH STRONG VALUE CHARACTERISTICS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

4 PREVIOUSLY THE FUND'S RETURNS HAD BEEN COMPARED TO THE S&P 500/BARRA VALUE INDEX, BUT THE BENCHMARK OF THE FUND WAS CHANGED TO THE S&P 500/CITIGROUP PURE VALUE INDEX, EFFECTIVE DECEMBER 16, 2005, BECAUSE OF ITS GREATER EMPHASIS ON VALUE STOCKS.

                                                                   PROSPECTUS 19



FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Large-Cap Value Fund.

     SHAREHOLDER FEES*.....................................   NONE
     ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
        MANAGEMENT FEES....................................   0.75%
        DISTRIBUTION  (12b-1) FEES.........................   0.25%
        OTHER EXPENSES.....................................   0.49%
        TOTAL ANNUAL FUND OPERATING EXPENSES...............   1.49%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Large-Cap Value Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

LARGE-CAP VALUE FUND                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
H-CLASS                                     $156      $486      $838     $1,830

20


OTC FUND (RYOCX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The OTC Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the Nasdaq 100 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests principally in securities of companies included in the underlying index. It also may invest in other instruments whose performance is expected to correspond to that of the underlying index, and may engage in futures and options transactions and enter into swap agreements. The Fund may also purchase U.S. Government securities.

PRINCIPAL RISKS


In addition to the risks common to investing in any Domestic Equity Fund, the OTC Fund is subject to a number of other risks that may affect the value of its shares, including:

CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

MARKET SEGMENT RISK - The Fund is subject to the risk that the over-the-counter market may underperform other segments of the equity market or the equity market as a whole.


INVESTOR PROFILE

Investors who expect the Nasdaq 100 Index(R) to go up and want investment gains when the index does so. These investors must also be willing to bear the risk of equal losses if the Nasdaq 100 Index(R) goes down.

                                                                   PROSPECTUS 21



PERFORMANCE

The bar chart and table below show the performance of the Investor Class Shares of the OTC Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

OTC FUND

1996    43.46%

1997    21.85%

1998    86.48%

1999   100.64%

2000   -37.92%

2001   -34.65%

2002   -38.55%

2003    46.24%

2004     9.67%

2005     1.33%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS -4.82%.

HIGHEST QUARTER RETURN
(quarter ended 12/31/1999)    53.00%
LOWEST QUARTER RETURN
(quarter ended 9/30/2001)    -36.77%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2005) 1

INVESTOR CLASS SHARES                   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------
Return Before Taxes                        1.33%        -8.18%         10.23%
Return After Taxes on Distributions 2      1.22%        -8.20%         10.09%
Return After Taxes on Distributions
and Sale of Fund Shares 2                  0.87%        -6.77%          9.08%
Nasdaq 100 Index(R) 3                      1.49%        -6.82%         11.06%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING
     LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE NASDAQ 100 INDEX(R) IS AN UNMANAGED MODIFIED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 100 OF THE LARGEST NON-FINANCIAL COMPANIES LISTED ON THE NASDAQ STOCK MARKET ("NASDAQ"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

22



FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the OTC Fund.

     SHAREHOLDER FEES* .................................   NONE
     ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
        MANAGEMENT FEES ................................   0.75%
        DISTRIBUTION (12b-1) FEES ......................   NONE
        OTHER EXPENSES .................................   0.45%
        TOTAL ANNUAL FUND OPERATING EXPENSES ...........   1.20%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the OTC Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

OTC FUND                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                              $126      $392      $679      $1,495

                                                                   PROSPECTUS 23



INVERSE OTC FUND
(FORMERLY, ARKTOS FUND) (RYAIX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Inverse OTC Fund seeks to provide investment results that will match the performance of a specific benchmark. The Fund's current benchmark is the inverse of the performance of the Nasdaq 100 Index(R) (the "underlying index"). The investment objective of Inverse OTC Fund is non-fundamental and may be changed without shareholder approval.


If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (E.G., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY


The Fund pursues its investment objective through what is sometimes referred to as a "master-feeder arrangement." The Fund invests all of its assets in the Inverse OTC Master Fund, a separate series of the Trust with an identical investment objective.

Unlike a traditional index fund, the Inverse OTC Master Fund's objective is to perform exactly the opposite of the underlying index, and the Inverse OTC Master Fund will not own the securities included in the underlying index. Instead, as its primary investment strategy, the Inverse OTC Master Fund invests to a significant extent in short sales of securities or futures contracts and in options on securities, futures contracts, and stock indices and will also enter into swap agreements. On a day-to-day basis, the Inverse OTC Master Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Inverse OTC Master Fund also may enter into swap agreements.

PRINCIPAL RISKS

In addition to the risks common to investing in any Domestic Equity Fund, the Inverse OTC Master Fund is subject to a number of other risks that may affect the value of its shares, including:


CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their

24


products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.


MARKET SEGMENT RISK - The Fund is subject to the risk that the over-the-counter market may outperform other segments of the equity market or the equity market as a whole.


SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

INVESTOR PROFILE

Investors who expect the Nasdaq 100 Index(R) to go down and want investment gains when the index does so. These investors must also be willing to bear the risk of equal losses if the Nasdaq 100 Index(R) goes up.


PERFORMANCE

The bar chart and table below show the performance of the Investor Class Shares of the Inverse OTC Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

INVERSE OTC FUND

1999   -54.31%

2000    23.53%

2001    15.13%

2002    35.46%

2003   -36.92%

2004   -11.59%

2005     1.16%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 6.85%.

HIGHEST QUARTER RETURN
(quarter ended 9/30/2001)     51.31%
LOWEST QUARTER RETURN
(quarter ended 12/31/1999)   -35.88%

                                                                   PROSPECTUS 25



AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                         SINCE
                                                                       INCEPTION
INVESTOR CLASS SHARES                    PAST 1 YEAR   PAST 5 YEARS   (9/3/1998)
--------------------------------------------------------------------------------
Return Before Taxes                          1.16%        -2.53%       -14.56%
Return After Taxes on Distributions 2        0.63%        -2.91%       -14.82%
Return After Taxes on Distributions
and Sale of Fund Shares 2                    0.74%        -2.32%       -11.31%
Nasdaq 100 Index(R) 3                        1.49%        -6.82%         4.30%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING
     LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE NASDAQ 100 INDEX(R) IS AN UNMANAGED MODIFIED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 100 OF THE LARGEST NON-FINANCIAL COMPANIES LISTED ON NASDAQ. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Inverse OTC Fund.

     SHAREHOLDER FEES* ...................................   NONE
     ANNUAL FUND OPERATING EXPENSES
        (expenses that are deducted from Fund assets)**
     MANAGEMENT FEES .....................................   0.90%
     DISTRIBUTION (12b-1) FEES ...........................   NONE
     OTHER EXPENSES*** ...................................   0.48%
     TOTAL ANNUAL FUND OPERATING EXPENSES ................   1.38%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

** THIS TABLE AND THE EXAMPLE INCLUDE BOTH THE FEES PAID BY THE FUND AND ITS SHARE OF THE FEES OF THE Inverse OTC Master Fund.

*** "OTHER EXPENSES" HAVE BEEN RESTATED TO REFLECT A LOWER LEVEL OF TAX EXPENSE FOR THE CURRENT FISCAL YEAR. LAST YEAR THE FUND WAS SUBJECT TO A GREATER LEVEL OF TAX EXPENSE DUE TO AN ERROR. THE ADVISOR REIMBURSED THE FUND THE ENTIRE AMOUNT OF THAT ADDITIONAL TAX EXPENSE. HAD THE EXPENSES NOT BEEN RESTATED IN THE TABLE ABOVE, "OTHER EXPENSES" WOULD HAVE BEEN 0.49% AND "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD HAVE BEEN 1.39%.

26



EXAMPLE

This Example is intended to help you compare the cost of investing in Investor Class Shares of the Inverse OTC Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

INVERSE OTC FUND                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                              $145      $450      $778     $1,704

                                                                   PROSPECTUS 27



MID-CAP ADVANTAGE FUND (FORMERLY, MEDIUS FUND) (RYMDX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Mid-Cap Advantage Fund seeks to provide investment results that correlate to the performance of a specific benchmark for mid-cap securities. The Fund's current benchmark is the S&P MidCap 400(R) Index (the "underlying index"). The investment objective of the Mid-Cap Advantage Fund is non-fundamental and may be changed without shareholder approval.


If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PRINCIPAL INVESTMENT STRATEGY


The Fund invests principally in securities of companies included in the underlying index and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Swap agreements and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Advisor will attempt to consistently apply leverage to increase the Fund's exposure to 150% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

Under normal circumstances, the Mid-Cap Advantage Fund will invest substantially all (at least 80%) of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform similarly to those of its underlying index. This is a non-fundamental policy that can be changed by the Mid-Cap Advantage Fund upon 60 days' prior notice to shareholders.


PRINCIPAL RISKS


In addition to the risks common to investing in any Domestic Equity Fund, the Mid-Cap Advantage Fund is subject to a number of other risks that may affect the value of its shares, including:


LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

28



MARKET SEGMENT RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MID-CAPITALIZATION ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.


TRACKING ERROR RISK - Tracking error risk may be more significant for the Fund compared to other Domestic Equity Funds, due to the Fund's consistent application of leverage to increase exposure to its benchmark.

INVESTOR PROFILE

Investors who expect the S&P MidCap 400(R) Index to go up and want accelerated investment gains when the index does so. These investors must also be willing to bear the risk of equally accelerated losses if the S&P MidCap 400(R) Index goes down.


PERFORMANCE

The bar chart and table below show the performance of the H-Class Shares of the Mid-Cap Advantage Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

MID-CAP ADVANTAGE FUND

2002   -27.40%

2003    50.89%

2004    21.73%

2005    13.89%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 4.16%.

HIGHEST QUARTER RETURN
(quarter ended 6/30/2003)    27.12%
LOWEST QUARTER RETURN
(quarter ended 9/30/2002)   -25.72%

                                                                   PROSPECTUS 29



AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                       SINCE INCEPTION
H-CLASS SHARES                           PAST 1 YEAR     (8/16/2001)
----------------------------------------------------------------------
Return Before Taxes                         13.89%           9.28%
Return After Taxes on Distributions 2       13.72%           9.18%
Return After Taxes on Distributions
and Sale of Fund Shares 2                    9.27%           8.01%
S&P Midcap 400(R) Index 3                   12.56%          10.41%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING
     LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3    THE S&P MIDCAP 400(R) INDEX IS AN UNMANAGED MODIFIED
     CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 400 MID-CAP STOCKS CHOSEN BY S&P FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION. RETURNS REFLECT NO DEDUCTION FOR FEES, TAXES OR EXPENSES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Mid-Cap Advantage Fund.

     SHAREHOLDER FEES* ............................................   NONE
     ANNUAL FUND OPERATING EXPENSES
        (expenses that are deducted from Fund assets)
     MANAGEMENT FEES ..............................................   0.90%
     DISTRIBUTION (12b-1) FEES ....................................   0.25%
     OTHER EXPENSES** .............................................   0.49%
     TOTAL ANNUAL FUND OPERATING EXPENSES .........................   1.64%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

** "OTHER EXPENSES" HAVE BEEN RESTATED TO REFLECT A LOWER LEVEL OF TAX EXPENSE FOR THE CURRENT FISCAL YEAR. LAST YEAR THE FUND WAS SUBJECT TO A GREATER LEVEL OF TAX EXPENSE DUE TO AN ERROR. THE ADVISOR REIMBURSED THE FUND THE ENTIRE AMOUNT OF THAT ADDITIONAL TAX EXPENSE. HAD THE EXPENSES NOT BEEN RESTATED IN THE TABLE ABOVE, "OTHER EXPENSES" WOULD HAVE BEEN 0.75% AND "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD HAVE BEEN 1.90%.

30



EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Mid-Cap Advantage Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Mid-Cap Advantage Fund                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
H-Class                                     $172      $534      $919     $2,000

                                                                   PROSPECTUS 31


INVERSE MID-CAP FUND (RYMHX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Inverse Mid-Cap Fund seeks to provide investment results that will match the performance of a specific benchmark. The Fund's current benchmark is the inverse of the performance of the S&P MidCap 400(R) Index (the "underlying index"). The investment objective of the Inverse Mid-Cap Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (E.G., if the index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY


Unlike a traditional index fund, the Fund's objective is to perform exactly the opposite of the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the underlying index. For example, the Fund engages in short sales of securities included in the underlying index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the underlying index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its short sales and derivative positions.


PRINCIPAL RISKS


In addition to the risks common to investing in any Domestic Equity Fund, the Inverse Mid-Cap Fund is subject to a number of other risks that may affect the value of its shares, including:

MARKET SEGMENT RISK - The Fund is subject to the risk that medium-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

MID-CAPITALIZATION ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or

32



financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.


SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

INVESTOR PROFILE

Investors who expect the S&P MidCap 400(R) Index to go down and want investment gains when the index does so. These investors must also be willing to bear the risk of equal losses if the S&P MidCap 400(R) Index goes up.

PERFORMANCE


The bar chart and table below show the performance of the H-Class Shares of the Inverse Mid-Cap Fund for the past year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

INVERSE MID-CAP FUND

2005   -8.50%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS -1.48%.

HIGHEST QUARTER RETURN
(quarter ended 3/31/2005)    0.85%
LOWEST QUARTER RETURN
(quarter ended 9/30/2005)   -3.82%

                                                                   PROSPECTUS 33



AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1



                                                       SINCE INCEPTION
H-CLASS SHARES                           PAST 1 YEAR     (2/20/2004)
----------------------------------------------------------------------
Return Before Taxes                         -8.50%         -11.37%
Return After Taxes on Distributions 2       -9.03%         -11.65%
Return After Taxes on Distributions
and Sale of Fund Shares 2                   -5.53%          -9.74%
S&P MidCap 400(R) Index 3                   12.56%          13.40%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING
     LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3    THE S&P MIDCAP 400(R) INDEX IS AN UNMANAGED MODIFIED
     CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 400 MID-CAP STOCKS CHOSEN BY S&P FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION. RETURNS REFLECT NO DEDUCTION FOR FEES, TAXES OR EXPENSES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Inverse Mid-Cap Fund.

     SHAREHOLDER FEES* .................................   NONE
     ANNUAL FUND OPERATING EXPENSES
        (expenses that are deducted from fund assets)
     MANAGEMENT FEES ...................................   0.90%
     DISTRIBUTION (12b-1) FEES .........................   0.25%
     OTHER EXPENSES ....................................   0.49%
     TOTAL ANNUAL FUND OPERATING EXPENSES ..............   1.64%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

34



EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Inverse Mid-Cap Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

INVERSE MID-CAP FUND                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
H-CLASS                                     $172      $534      $919     $2,000

                                                                   PROSPECTUS 35


MID-CAP GROWTH FUND (RYBHX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Mid-Cap Growth Fund seeks to provide investment results that match the performance of a benchmark for mid cap growth securities. The Fund's current benchmark is the S&P MidCap 400/Citigroup Pure Growth Index (the "underlying index"). The investment objective of the Mid-Cap Growth Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in the value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its derivative positions.


PRINCIPAL RISKS


In addition to the risks common to investing in any Domestic Equity Fund, the Mid-Cap Growth Fund is subject to a number of other risks that may affect the value of its shares, including:

MARKET SEGMENT RISK - The Fund is subject to the risk that medium-capitalization growth stocks may underperform other segments of the equity market or the equity market as a whole.

MID-CAPITALIZATION ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

INVESTOR PROFILE

Investors who expect the S&P MidCap 400/Citigroup Pure Growth Index to go up and want investment gains when the index does so. These investors must

36



also be willing to bear the risk of equal losses if the S&P MidCap 400/Citigroup Pure Growth Index goes down.

PERFORMANCE

The bar chart and table below show the performance of the H-Class Shares of the Mid-Cap Growth Fund for the past year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

MID-CAP GROWTH FUND

2005   11.49%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS -0.90%.

HIGHEST QUARTER RETURN
(quarter ended 12/31/2005)    4.93%
LOWEST QUARTER RETURN
(quarter ended 3/31/2005)    -0.67%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2005) 1



                                                                 SINCE
                                                               INCEPTION
H-CLASS SHARES                                  PAST 1 YEAR   (2/20/2004)
-------------------------------------------------------------------------
Return Before Taxes                                11.49%        10.61%
Return After Taxes on Distributions 2              11.33%        10.52%
Return After Taxes on Distributions
and Sale of Fund Shares 2                           7.48%         9.03%
S&P MidCap 400/Citigroup Pure Growth Index 3       12.05%        14.14%
S&P MidCap 400/Barra Growth Index 4                13.42%        12.89%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING
     LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO

                                                                   PROSPECTUS 37



     HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P MIDCAP 400/CITIGROUP PURE GROWTH INDEX IS NARROW IN FOCUS, CONTAINING ONLY THOSE S&P MIDCAP 400 COMPANIES WITH STRONG GROWTH CHARACTERISTICS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

4 PREVIOUSLY THE FUND'S RETURNS HAD BEEN COMPARED TO THE S&P MIDCAP 400/BARRA GROWTH INDEX, BUT THE BENCHMARK OF THE FUND WAS CHANGED TO THE S&P MIDCAP 400/CITIGROUP PURE GROWTH INDEX, EFFECTIVE DECEMBER 16, 2005, BECAUSE OF ITS GREATER EMPHASIS ON GROWTH STOCKS.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Mid-Cap Growth Fund.

     SHAREHOLDER FEES* ...................................    NONE
     ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from fund assets)
        MANAGEMENT FEES ...................................   0.75%
        DISTRIBUTION  (12b-1) FEES ........................   0.25%
        OTHER EXPENSES ....................................   0.50%
        TOTAL ANNUAL FUND OPERATING EXPENSES ..............   1.50%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Mid-Cap Growth Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

MID-CAP GROWTH FUND                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
H-CLASS                                     $158      $489      $843     $1,841

38


MID-CAP VALUE FUND (RYAVX)
--------------------------------------------------------------------------------

FUND OBJECTIVE


The Mid-Cap Value Fund seeks to provide investment results that match the performance of a benchmark for mid-cap securities. The Fund's current benchmark is the S&P MidCap 400/Citigroup Pure Value Index (the "underlying index"). The investment objective of the Mid-Cap Value Fund is non-fundamental and may be changed without shareholder approval.


If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in the value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its derivative positions.


PRINCIPAL RISKS


In addition to the risks common to investing in any Domestic Equity Fund, the Mid-Cap Value Fund is subject to a number of other risks that may affect the value of its shares, including:

MARKET SEGMENT RISK - The Fund is subject to the risk that medium-capitalization value stocks may underperform other segments of the equity market or the equity market as a whole.

MID-CAPITALIZATION ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

INVESTOR PROFILE

Investors who expect the S&P MidCap 400/Citigroup Pure Value Index to go up and want investment gains when the index does so. These investors must

                                                                   PROSPECTUS 39



also be willing to bear the risk of equal losses if the S&P MidCap 400/Citigroup Pure Value Index goes down.

PERFORMANCE

The bar chart and table below show the performance of the H-Class Shares of the Mid-Cap Value Fund for the past year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

MID-CAP VALUE FUND

2005   8.62%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 6.22%.

HIGHEST QUARTER RETURN
(quarter ended 9/30/2005)    4.87%
LOWEST QUARTER RETURN
(quarter ended 3/31/2005)   -1.22%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2005) 1



                                                                SINCE
                                                              INCEPTION
H-CLASS SHARES                                 PAST 1 YEAR   (2/20/2004)
------------------------------------------------------------------------
Return Before Taxes                                8.62%        10.97%
Return After Taxes on Distributions 2              8.38%        10.75%
Return After Taxes on Distributions
and Sale of Fund Shares 2                          5.60%         9.26%
S&P MidCap 400/Citigroup Pure Value Index 3        9.37%        13.90%
S&P MidCap 400/Barra Value Index 4                11.60%        13.82%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING
     LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO

40



     HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P MIDCAP 400/CITIGROUP PURE VALUE INDEX IS NARROW IN FOCUS, CONTAINING ONLY THOSE S&P MIDCAP 400 COMPANIES WITH STRONG VALUE CHARACTERISTICS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

4 PREVIOUSLY THE FUND'S RETURNS HAD BEEN COMPARED TO THE S&P MIDCAP 400/BARRA VALUE INDEX, BUT THE BENCHMARK OF THE FUND WAS CHANGED TO THE S&P MIDCAP 400/CITIGROUP PURE VALUE INDEX, EFFECTIVE DECEMBER 16, 2005, BECAUSE OF ITS GREATER EMPHASIS ON VALUE STOCKS.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Mid-Cap Value Fund.

     SHAREHOLDER FEES* .................................   NONE
     ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from fund assets)
        MANAGEMENT FEES ...................................   0.75%
        DISTRIBUTION  (12b-1) FEES ........................   0.25%
        OTHER EXPENSES ....................................   0.48%
        TOTAL ANNUAL FUND OPERATING EXPENSES ..............   1.48%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Mid-Cap Value Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

MID-CAP VALUE FUND                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
H-CLASS                                     $155      $482      $832     $1,819

                                                                   PROSPECTUS 41



RUSSELL 2000(R) ADVANTAGE FUND (FORMERLY, MEKROS FUND) (RYMKX)
--------------------------------------------------------------------------------


FUND OBJECTIVE


The Russell 2000(R) Advantage Fund seeks to provide investment results that correlate to the performance of a specific benchmark for small-cap securities. The Fund's current benchmark is the Russell 2000(R) Index (the "underlying index"). The investment objective of the Russell 2000(R) Advantage Fund is non-fundamental and may be changed without shareholder approval.


If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PRINCIPAL INVESTMENT STRATEGY


The Fund invests principally in securities of companies included in the underlying index and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Swap agreements and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Advisor will attempt to consistently apply leverage to increase the Fund's exposure to 150% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

Under normal circumstances, the Russell 2000(R) Advantage Fund will invest substantially all (at least 80%) of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform similarly to those of its underlying index. This is a non-fundamental policy that can be changed by the Russell 2000(R) Advantage Fund upon 60 days' prior notice to shareholders.


PRINCIPAL RISKS


In addition to the risks common to investing in any Domestic Equity Fund, the Russell 2000(R) Advantage Fund is subject to a number of other risks that may affect the value of its shares, including:


LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

42



MARKET SEGMENT RISK - The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


SMALL-CAPITALIZATION ISSUER RISK - In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than medium and large-capitalization companies.

TRACKING ERROR RISK - Tracking error risk may be more significant for the Fund compared to other Domestic Equity Funds, due to the Fund's consistent application of leverage to increase exposure to its benchmark.

INVESTOR PROFILE

Investors who expect the Russell 2000(R) Index to go up and want accelerated investment gains when the index does so. These investors must also be willing to bear the risk of equally accelerated losses if the Russell 2000(R) Index goes down.

PERFORMANCE


The bar chart and table below show the performance of the H-Class Shares of the Russell 2000(R) Advantage Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

RUSSELL 2000(R) ADVANTAGE FUND

2001    -7.25%

2002   -33.70%

2003    68.32%

2004    25.10%

2005     4.04%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 9.44%.

HIGHEST QUARTER RETURN
(quarter ended 6/30/2003)    36.24%
LOWEST QUARTER RETURN
(quarter ended 9/30/2002)   -32.32%

                                                                   PROSPECTUS 43



AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2005) 1



                                                                      SINCE
                                                                    INCEPTION
H-CLASS SHARES                          PAST 1 YEAR  PAST 5 YEARS  (11/1/2000)
------------------------------------------------------------------------------
Return Before Taxes                        4.04%         6.14%        4.51%
Return After Taxes on Distributions 2      4.04%         6.11%        4.49%
Return After Taxes on Distributions
and Sale of Fund Shares 2                  2.63%         5.30%        3.88%
Russell 2000(R) Index 3                    4.55%         8.22%        7.51%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING
     LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE RUSSELL 2000(R) INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF SMALL-CAPITALIZATION COMPANY PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Russell 2000(R) Advantage Fund.

     SHAREHOLDER FEES* ....................................   NONE
     ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
        MANAGEMENT FEES ...................................   0.90%
        DISTRIBUTION (12b-1) FEES .........................   0.25%
        OTHER EXPENSES** ..................................   0.49%
        TOTAL ANNUAL FUND OPERATING EXPENSES ..............   1.64%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

** "OTHER EXPENSES" HAVE BEEN RESTATED TO REFLECT A LOWER LEVEL OF TAX EXPENSE FOR THE CURRENT FISCAL YEAR. LAST YEAR THE FUND WAS SUBJECT TO A GREATER LEVEL OF TAX EXPENSE DUE TO AN ERROR. THE ADVISOR REIMBURSED THE FUND THE ENTIRE AMOUNT OF THAT ADDITIONAL TAX EXPENSE. HAD THE EXPENSES NOT BEEN RESTATED IN THE TABLE ABOVE, "OTHER EXPENSES" WOULD HAVE BEEN 0.90% AND "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD HAVE BEEN 2.05%.

44



EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Russell 2000(R) Advantage Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

RUSSELL 2000(R) ADVANTAGE FUND             1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
H-CLASS                                     $172      $534      $919     $2,000

                                                                   PROSPECTUS 45



RUSSELL 2000(R) FUND (RYRHX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Russell 2000(R) Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the Russell 2000(R) Index (the "underlying index"). The investment objective of the Russell 2000(R) Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by the amount of and any increase in value of the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of decrease in the value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities or cash equivalents to collateralize its derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any Domestic Equity Fund, the Russell 2000(R) Fund is subject to a number of other risks that may affect the value of its shares, including:

MARKET SEGMENT RISK - The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

SMALL-CAPITALIZATION ISSUER RISK - In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than medium and large-capitalization companies.

INVESTOR PROFILE

Investors who expect the Russell 2000(R) Index to go up and want investment gains when the index does so. These investors must also be willing to bear the risk of equal losses if the Russell 2000(R) Index goes down.

46



PERFORMANCE

The Russell 2000(R) Fund commenced operations on May 31, 2006 and, therefore, does not have a performance history for a full calendar year.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Russell 2000(R) Fund.

     SHAREHOLDER FEES* ....................................   NONE
     ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
        MANAGEMENT FEES ...................................   0.75%
        DISTRIBUTION (12b-1) FEES .........................   0.25%
        OTHER EXPENSES** ..................................   0.45%
        TOTAL ANNUAL FUND OPERATING EXPENSES ..............   1.45%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

** BECAUSE THE FUND IS NEW, "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Russell 2000(R) Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

RUSSELL 2000(R) FUND                                            1 YEAR   3 YEARS
--------------------------------------------------------------------------------
H-CLASS                                                          $152      $473

                                                                   PROSPECTUS 47



INVERSE RUSSELL 2000(R) FUND (FORMERLY, INVERSE SMALL-CAP FUND) (RYSHX)
--------------------------------------------------------------------------------


FUND OBJECTIVE


The Inverse Russell 2000(R) Fund seeks to provide investment results that will match the performance of a specific benchmark. The Fund's current benchmark is the inverse of the performance of the Russell 2000(R) Index (the "underlying index"). The investment objective of the Inverse Russell 2000(R) Fund is non-fundamental and may be changed without shareholder approval.


If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (E.G., if the index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY


Unlike a traditional index fund, the Fund's objective is to perform exactly the opposite of the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the underlying index. For example, the Fund engages in short sales of securities included in the underlying index or futures contracts, and will enter into swap agreements. In addition, the Fund may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the underlying index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its short sales and derivative positions.


PRINCIPAL RISKS


In addition to the risks common to investing in any Domestic Equity Fund, the Inverse Russell 2000(R) Fund is subject to a number of other risks that may affect the value of its shares, including:

MARKET SEGMENT RISK - The Fund is subject to the risk that small-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.


SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up

48


in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

SMALL-CAPITALIZATION ISSUER RISK - In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than medium and large-capitalization companies.

INVESTOR PROFILE

Investors who expect the Russell 2000(R) Index to go down and want investment gains when the index does so. These investors must also be willing to bear the risk of equal losses if the Russell 2000(R) Index goes up.

PERFORMANCE


The bar chart and table below show the performance of the H-Class Shares of the Inverse Russell 2000(R) Fund for the past year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

INVERSE RUSSELL 2000(R) FUND

2005   -2.69%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS -5.65%.

HIGHEST QUARTER RETURN
(quarter ended 3/31/2005)    5.93%
LOWEST QUARTER RETURN
(quarter ended 9/30/2005)   -4.02%

                                                                   PROSPECTUS 49



AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2005) 1



                                                                SINCE INCEPTION
H-CLASS SHARES                                    PAST 1 YEAR      (2/20/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                  -2.69%          -8.54%
Return After Taxes on Distributions  2               -3.27%          -8.83%
Return After Taxes on Distributions and Sale of
Fund Shares 2                                        -1.75%          -7.38%
Russell 2000(R) Index 3                               4.55%           9.63%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING
     LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE RUSSELL 2000(R) INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF SMALL-CAPITALIZATION COMPANY PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Inverse Russell 2000(R) Fund.

     SHAREHOLDER FEES* ....................................   NONE
     ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
        MANAGEMENT FEES ...................................   0.90%
        DISTRIBUTION  (12b-1) FEES ........................   0.25%
        OTHER EXPENSES ....................................   0.50%
        TOTAL ANNUAL FUND OPERATING EXPENSES ..............   1.65%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

50



EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Inverse Russell 2000(R) Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

INVERSE RUSSELL 2000(R) FUND               1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
H-CLASS                                     $173      $537      $925     $2,011

                                                                   PROSPECTUS 51


SMALL-CAP GROWTH FUND (RYWAX)
--------------------------------------------------------------------------------

FUND OBJECTIVE


The Small-Cap Growth Fund seeks to provide investment results that match the performance of a benchmark for small-cap growth securities. The Fund's current benchmark is the S&P SmallCap 600/Citigroup Pure Growth Index (the "underlying index"). The investment objective of the Small-Cap Growth Fund is non-fundamental and may be changed without shareholder approval.


If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in the value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its derivative positions.


PRINCIPAL RISKS


In addition to the risks common to investing in any Domestic Equity Fund, the Small-Cap Growth Fund is subject to a number of other risks that may affect the value of its shares, including:

MARKET SEGMENT RISK - The Fund is subject to the risk that small-capitalization growth stocks may underperform other segments of the equity market or the equity market as a whole.


SMALL-CAPITALIZATION ISSUER RISK - In comparison to securities of companies with large-capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than medium and large-capitalization companies.

INVESTOR PROFILE


Investors who expect the S&P SmallCap 600/Citigroup Pure Growth Index to go up and want investment gains when the index does so. These investors must

52



also be willing to bear the risk of equal losses if the S&P SmallCap 600/Citigroup Pure Growth Index goes down.

PERFORMANCE

The bar chart and table below show the performance of the H-Class Shares of the Small-Cap Growth Fund for the past year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

SMALL-CAP GROWTH FUND

2005   5.78%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 3.39%.

HIGHEST QUARTER RETURN
(quarter ended 9/30/2005)    6.00%
LOWEST QUARTER RETURN
(quarter ended 3/31/2005)   -2.17%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2005) 1



                                                                SINCE INCEPTION
H-CLASS SHARES                                    PAST 1 YEAR     (2/20/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                  5.78%           11.30%
Return After Taxes on Distributions 2                4.89%           10.61%
Return After Taxes on Distributions and Sale
of Fund Shares 2                                     3.84%            9.28%
S&P SmallCap 600/Citigroup Pure Growth Index 3       7.10%           16.64%
S&P SmallCap 600/Barra Growth Index 4                8.97%           14.24%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING
     LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO

                                                                   PROSPECTUS 53



     HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P SMALLCAP 600/CITIGROUP PURE GROWTH INDEX IS NARROW IN FOCUS, CONTAINING ONLY THOSE S&P SMALLCAP 600 COMPANIES WITH STRONG GROWTH CHARACTERISTICS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

4 PREVIOUSLY THE FUND'S RETURNS HAD BEEN COMPARED TO THE S&P SMALLCAP 600/BARRA GROWTH INDEX, BUT THE BENCHMARK OF THE FUND WAS CHANGED TO THE S&P SMALLCAP 600/CITIGROUP PURE GROWTH INDEX, EFFECTIVE DECEMBER 16, 2005, BECAUSE OF ITS GREATER EMPHASIS ON GROWTH STOCKS.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Small-Cap Growth Fund.

     SHAREHOLDER FEES* ....................................   NONE
     ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
        MANAGEMENT FEES ...................................   0.75%
        DISTRIBUTION  (12b-1) FEES ........................   0.25%
        OTHER EXPENSES ....................................   0.50%
        TOTAL ANNUAL FUND OPERATING EXPENSES ..............   1.50%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Small-Cap Growth Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SMALL-CAP GROWTH FUND                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
H-CLASS                                     $158      $489      $843     $1,841

54


SMALL-CAP VALUE FUND (RYAZX)
--------------------------------------------------------------------------------

FUND OBJECTIVE


The Small-Cap Value Fund seeks to provide investment results that match the performance of a benchmark for small cap value securities. The Fund's current benchmark is the S&P SmallCap 600/Citigroup Pure Value Index (the "underlying index"). The investment objective of the Small-Cap Value Fund is non-fundamental and may be changed without shareholder approval.


If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in the value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in securities of companies in the underlying index and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its derivative positions.


PRINCIPAL RISKS


In addition to the risks common to investing in any Domestic Equity Fund, the Small-Cap Value Fund is subject to a number of other risks that may affect the value of its shares, including:

MARKET SEGMENT RISK - The Fund is subject to the risk that small-capitalization value stocks may underperform other segments of the equity market or the equity market as a whole.


SMALL-CAPITALIZATION ISSUER RISK - In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than medium and large-capitalization companies.

INVESTOR PROFILE


Investors who expect the S&P Small Cap 600/Citigroup Pure Value Index to go up and want investment gains when the index does so. These investors must

                                                                   PROSPECTUS 55



also be willing to bear the risk of equal losses if the S&P 600/Citigroup Pure Value Index goes down.

PERFORMANCE

The bar chart and table below show the performance of the H-Class Shares of the Small-Cap Value Fund for the past year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

SMALL-CAP VALUE FUND

2005   3.19

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 7.96%.

HIGHEST QUARTER RETURN
(quarter ended 9/30/2005)    3.46%
LOWEST QUARTER RETURN
(quarter ended 3/31/2005)   -2.89%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2005) 1



                                                                        SINCE
                                                                      INCEPTION
H-CLASS SHARES                                         PAST 1 YEAR   (2/20/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                        3.19%        10.57%
Return After Taxes on Distributions 2                      2.60%        10.14%
Return After Taxes on Distributions
and Sale of Fund Shares 2                                  2.09%         8.79%
S&P SmallCap 600/Citigroup Pure Value Index 3             11.59%        16.94%
S&P SmallCap 600/Barra Value Index 4                       6.45%        13.64%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING
     LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO

56



     HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P SMALLCAP 600/CITIGROUP PURE VALUE INDEX IS NARROW IN FOCUS, CONTAINING ONLY THOSE S&P SMALLCAP 600 COMPANIES WITH STRONG VALUE CHARACTERISTICS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

4 PREVIOUSLY THE FUND'S RETURNS HAD BEEN COMPARED TO THE S&P SMALLCAP 600/BARRA VALUE INDEX, BUT THE BENCHMARK OF THE FUND WAS CHANGED TO THE S&P SMALLCAP 600/CITIGROUP PURE VALUE INDEX, EFFECTIVE DECEMBER 16, 2005, BECAUSE OF ITS GREATER EMPHASIS ON VALUE STOCKS.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Small-Cap Value Fund.

     SHAREHOLDER FEES* ....................................   NONE
     ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from fund assets)
        MANAGEMENT FEES ...................................   0.75%
        DISTRIBUTION (12b-1) FEES .........................   0.25%
        OTHER EXPENSES ....................................   0.50%
        TOTAL ANNUAL FUND OPERATING EXPENSES ..............   1.50%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Small-Cap Value Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SMALL-CAP VALUE FUND                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
H-CLASS                                     $158      $489      $843     $1,841

                                                                   PROSPECTUS 57


RYDEX SECTOR FUNDS
--------------------------------------------------------------------------------

BANKING FUND              INTERNET FUND
BASIC MATERIALS FUND      LEISURE FUND
BIOTECHNOLOGY FUND        PRECIOUS METALS FUND
CONSUMER PRODUCTS FUND    REAL ESTATE FUND
ELECTRONICS FUND          RETAILING FUND
ENERGY FUND               TECHNOLOGY FUND
ENERGY SERVICES FUND      TELECOMMUNICATIONS FUND
FINANCIAL SERVICES FUND   TRANSPORTATION FUND
HEALTH CARE FUND          UTILITIES FUND

COMMON RISK / RETURN INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

Each Sector Fund seeks capital appreciation by investing in companies that operate in a specific economic sector. The investment objective of each Sector Fund is non-fundamental and may be changed without shareholder approval.

PRINCIPAL RISKS


ACTIVE TRADING RISK - A significant portion of the assets of the Funds may come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Funds may negatively impact the Funds' ability to achieve their respective investment objectives.

DEPOSITARY RECEIPT RISK - The Funds may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in a Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.


DERIVATIVES RISK - The Funds' use of equity derivatives such as futures, options and swap agreements to pursue their respective investment objectives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. These risks may cause the Funds to experience higher losses than funds that do not use derivatives.

EARLY CLOSING RISK - The Funds are subject to the risk that unanticipated early closings of securities exchanges may result in the Funds' inability to buy or sell securities on that day. If an exchange closes early on a day when a Fund

58


needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

MARKET RISK - Due to market conditions, the value of the Funds' equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in a Fund to decrease.

NON-DIVERSIFICATION RISK - Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION AND MID-CAPITALIZATION ISSUER RISK - Small and medium-capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small-capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or be listed on an exchange and may or may not pay dividends.

                                                                   PROSPECTUS 59


BANKING FUND (RYKIX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Banking Fund seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions ("Banking Companies").

PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Banking Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Banking Companies that have small to mid-sized capitalizations. Banking Companies are engaged in accepting deposits and making commercial and principally non-mortgage consumer loans and include state chartered banks, savings and loan institutions, and banks that are members of the Federal Reserve System. The Fund may also engage in futures and options transactions, and purchase American Depositary Receipts ("ADRs") and U.S. Government securities. Under Securities and Exchange Commission (the "SEC") regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.


PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Banking Fund is subject to a number of other risks that may affect the value of its shares, including:

BANKING SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the banking sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in Banking Companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting Banking Companies. The prices of the securities of Banking Companies may fluctuate widely due to the broadening of regional and national interstate banking powers, the reduction in the number of publicly-traded Banking Companies, and general economic conditions that could create exposure to credit losses.

60


PERFORMANCE


The bar chart and table below show the performance of the Investor Class Shares of the Banking Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

BANKING FUND

1999   -18.86%

2000    16.32%

2001    -2.02%

2002    -1.98%

2003    32.31%

2004    13.73%

2005    -3.35%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 2.76%.

HIGHEST QUARTER RETURN       22.02%
(quarter ended 9/30/2000)
LOWEST QUARTER RETURN       -18.20%
(quarter ended 9/30/1999)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2005) 1



                                                                         SINCE
                                                                       INCEPTION
INVESTOR CLASS SHARES                    PAST 1 YEAR   PAST 5 YEARS   (4/1/1998)
--------------------------------------------------------------------------------
Return Before Taxes                         -3.35%         6.91%         2.10%
Return After Taxes on Distributions 2       -3.86%         6.04%         1.56%
Return After Taxes on Distributions
and Sale of Fund Shares 2                   -2.17%         5.41%         1.45%
S&P 500(R) Index 3                           4.91%         0.54%         3.11%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING
     LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

                                                                   PROSPECTUS 61



FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Banking Fund.

     SHAREHOLDER FEES* ...............................................   NONE
     ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
        MANAGEMENT FEES ..............................................   0.85%
        DISTRIBUTION (12b-1) FEES ....................................   NONE
        OTHER EXPENSES ...............................................   0.49%
        TOTAL ANNUAL FUND OPERATING EXPENSES .........................   1.34%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Banking Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

BANKING FUND                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                              $141      $437      $756     $1,658

62


BASIC MATERIALS FUND (RYBIX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Basic Materials Fund seeks capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials ("Basic Materials Companies").

PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Basic Materials Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Basic Materials Companies that have small to mid-sized capitalizations. Basic Materials Companies are engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector, and may be involved in the production of metals, textiles, and wood products, including equipment suppliers and railroads. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Basic Materials Fund is subject to a number of other risks that may affect the value of its shares, including:

BASIC MATERIALS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the basic materials sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Basic Materials Companies may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the U.S. Dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

                                                                  PERFORMANCE 63



PERFORMANCE

The bar chart and table below show the performance of the Investor Class Shares of the Basic Materials Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

BASIC MATERIALS FUND

1999    21.90%

2000   -20.69%

2001    -0.45%

2002   -13.58%

2003    32.53%

2004    20.52%

2005     3.73%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 9.59%.

HIGHEST QUARTER RETURN
(quarter ended 12/31/2000)    24.59%
LOWEST QUARTER RETURN
(quarter ended 9/30/2002)    -23.97%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1



                                                                         SINCE
                                                                       INCEPTION
INVESTOR CLASS SHARES                    PAST 1 YEAR   PAST 5 YEARS   (4/1/1998)
--------------------------------------------------------------------------------
Return Before Taxes                         3.73%          7.35%         0.95%
Return After Taxes On Distributions 2       3.51%          7.15%         0.83%
Return After Taxes On Distributions
and Sale of Fund Shares 2                   2.43%          6.23%         0.73%
S&P 500(R) Index 3                          4.91%          0.54%         3.11%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING
     LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

64



FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Basic Materials Fund.

     SHAREHOLDER FEES* .................................   NONE
     ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from fund assets)
        MANAGEMENT FEES ................................   0.85%
        DISTRIBUTION (12b-1) FEES ......................   NONE
        OTHER EXPENSES .................................   0.50%
        TOTAL ANNUAL FUND OPERATING EXPENSES ...........   1.35%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Basic Materials Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

BASIC MATERIALS FUND                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                              $142      $441      $761     $1,669

                                                                   PROSPECTUS 65


BIOTECHNOLOGY FUND (RYOIX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Biotechnology Fund seeks capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services ("Biotechnology Companies").

PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Biotechnology Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Biotechnology Companies that have small to mid-sized capitalizations. Biotechnology Companies are engaged in the research, development, and manufacture of various biotechnological products, services, and processes; manufacture and/or distribute biotechnological and biomedical products, including devices and instruments; provide or benefit significantly from scientific and technological advances in biotechnology; or provide processes or services instead of, or in addition to, products. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Biotechnology Fund is subject to a number of other risks that may affect the value of its shares, including:

BIOTECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the biotechnology sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Biotechnology Companies may fluctuate widely due to patent considerations, intense competition, rapid technological change and obsolescence, and regulatory requirements of the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities.

66



PERFORMANCE

The bar chart and table below show the performance of the Investor Class Shares of the Biotechnology Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

BIOTECHNOLOGY FUND

1999    96.24%

2000    28.63%

2001   -16.82%

2002   -45.56%

2003    46.40%

2004     1.87%

2005    11.73%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS -5.87%.

HIGHEST QUARTER RETURN
(quarter ended 12/31/1999)    46.37%
LOWEST QUARTER RETURN
(quarter ended 6/30/2002)    -33.51%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1



                                                                         SINCE
                                                                       INCEPTION
INVESTOR CLASS SHARES                    PAST 1 YEAR   PAST 5 YEARS   (4/1/1998)
--------------------------------------------------------------------------------
Return Before Taxes                         11.73%        -5.48%        11.05%
Return After Taxes On Distributions 2       11.73%        -5.48%        11.04%
Return After Taxes On Distributions
and Sale of Fund Shares 2                    7.62%        -4.57%         9.80%
S&P 500(R) Index 3                           4.91%         0.54%         3.11%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING
     LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

                                                                   PROSPECTUS 67



FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Biotechnology Fund.

     SHAREHOLDER FEES* ...................................   NONE
     ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from fund assets)
        MANAGEMENT FEES ..................................   0.85%
        DISTRIBUTION (12b-1) FEES ........................   NONE
        OTHER EXPENSES ...................................   0.49%
        TOTAL ANNUAL FUND OPERATING EXPENSES .............   1.34%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Biotechnology Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

BIOTECHNOLOGY FUND                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                              $141      $437      $756     $1,658

68


CONSUMER PRODUCTS FUND (RYCIX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Consumer Products Fund seeks capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally ("Consumer Products Companies").

PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Consumer Products Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Consumer Products Companies that have small to mid-sized capitalizations. Consumer Products Companies include companies that manufacture, wholesale or retail durable goods such as major appliances and personal computers, or that retail non-durable goods such as beverages, tobacco, health care products, household and personal care products, apparel, and entertainment products (E.G., books, magazines, TV, cable, movies, music, gaming, sports), as well as companies that provide consumer products and services such as lodging, child care, convenience stores, and car rentals. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Consumer Products Fund is subject to a number of other risks that may affect the value of its shares, including:

CONSUMER PRODUCTS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the consumer products sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The performance of Consumer Products Companies has historically been closely tied to the performance of the overall economy, and is also affected by interest rates, competition, consumer confidence and relative levels of disposable household income and seasonal consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

                                                                   PROSPECTUS 69



PERFORMANCE

The bar chart and table below show the performance of the Investor Class Shares of the Consumer Products Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

CONSUMER PRODUCTS FUND

1999     2.32%

2000   -12.91%

2001    -2.79%

2002    -3.58%

2003    21.65%

2004    13.27%

2005    -0.56%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 6.55%.

HIGHEST QUARTER RETURN
(quarter ended 12/31/1999)    15.70%
LOWEST QUARTER RETURN
(quarter ended 3/31/2000)    -17.29%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2005) 1



                                                                        SINCE
                                                                      INCEPTION
INVESTOR CLASS SHARES                     PAST 1 YEAR   PAST 5 YEARS  (7/6/1998)
--------------------------------------------------------------------------------
Return Before Taxes                         -0.56%         5.13%         0.79%
Return After Taxes on Distributions 2       -1.03%         4.95%         0.48%
Return After Taxes on Distributions
and Sale of Fund Shares 2                   -0.36%         4.31%         0.48%
S&P 500(R) Index 3                           4.91%         0.54%         2.57%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING
     LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

70


3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Consumer Products Fund.

     SHAREHOLDER FEES* ....................................   NONE
     ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted From Fund Assets)
        MANAGEMENT FEES ...................................   0.85%
        DISTRIBUTION (12b-1) FEES .........................   NONE
        OTHER EXPENSES ....................................   0.47%
        TOTAL ANNUAL FUND OPERATING EXPENSES ..............   1.32%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Consumer Products Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CONSUMER PRODUCTS FUND                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                              $139      $431      $745     $1,635

                                                                   PROSPECTUS 71


ELECTRONICS FUND (RYSIX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Electronics Fund seeks capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices ("Electronics Companies").

PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Electronics Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Electronics Companies that have small to mid-sized capitalizations. Electronics Companies include companies involved in the manufacture and development of semiconductors, connectors, printed circuit boards and other components; equipment vendors to electronic component manufacturers; electronic component distributors; electronic instruments and electronic systems vendors; and also include companies involved in all aspects of the electronics business and in new technologies or specialty areas such as defense electronics, advanced design and manufacturing technologies, or lasers. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Electronics Fund is subject to a number of other risks that may affect the value of its shares, including:

ELECTRONICS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the electronics sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Electronics Companies may fluctuate widely due to risks of rapid obsolescence of products, intense competition, the economic performance of their customers, high technology and research costs, and may face competition from subsidized foreign competitors with lower production costs.

72



PERFORMANCE

The bar chart and table below show the performance of the Investor Class Shares of the Electronics Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

ELECTRONICS FUND

1999   121.57%

2000   -18.00%

2001   -29.31%

2002   -49.16%

2003    72.74%

2004   -20.95%

2005     4.66%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 2.40%.

HIGHEST QUARTER RETURN
(quarter ended 12/31/1999)    48.46%
LOWEST QUARTER RETURN
(quarter ended 9/30/2002)    -38.62%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2005) 1



                                                                         SINCE
                                                                       INCEPTION
INVESTOR CLASS SHARES                    PAST 1 YEAR   PAST 5 YEARS   (4/1/1998)
--------------------------------------------------------------------------------
Return Before Taxes                         4.66%         -12.48%        2.12%
Return After Taxes on Distributions 2       4.66%         -12.48%        2.09%
Return After Taxes on Distributions
and Sale of Fund Shares 2                   3.03%         -10.12%        1.81%
S&P 500(R) Index 3                          4.91%           0.54%        3.11%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING
     LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

                                                                   PROSPECTUS 73



FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Electronics Fund.

     SHAREHOLDER FEES* ....................................   NONE
     ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
        MANAGEMENT FEES ...................................   0.85%
        DISTRIBUTION (12b-1) FEES .........................   NONE
        OTHER EXPENSES ....................................   0.49%
        TOTAL ANNUAL FUND OPERATING EXPENSES ..............   1.34%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Electronics Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

ELECTRONICS FUND                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                              $141      $437      $756     $1,658

74


ENERGY FUND (RYEIX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Energy Fund seeks capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy ("Energy Companies").

PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Energy Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Energy Companies that have small to mid-sized capitalizations. Energy Companies are involved in all aspects of the energy industry, including the conventional areas of oil, gas, electricity, and coal, and alternative sources of energy such as nuclear, geothermal, oil shale, and solar power, and include companies that produce, transmit, market, distribute or measure energy; companies involved in providing products and services to companies in the energy field; and companies involved in the exploration of new sources of energy, conservation, and energy-related pollution control. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Energy Fund is subject to a number of other risks that may affect the value of its shares, including:

ENERGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the energy sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Companies may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

                                                                   PROSPECTUS 75



PERFORMANCE

The bar chart and table below show the performance of the Investor Class Shares of the Energy Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


ENERGY FUND

1999    18.68%

2000    22.81%

2001   -13.12%

2002   -13.22%

2003    23.97%

2004    32.49%

2005    38.77%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 12.41%.

HIGHEST QUARTER RETURN
(quarter ended 9/30/2005)    20.34%
LOWEST QUARTER RETURN
(quarter ended 9/30/2002)   -18.42%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1



                                                                      SINCE
                                                                    INCEPTION
INVESTOR CLASS SHARES                   PAST 1 YEAR  PAST 5 YEARS  (4/21/1998)
------------------------------------------------------------------------------
Return Before Taxes                        38.77%       11.44%        10.06%
Return After Taxes on Distributions 2      38.08%       11.21%         9.91%
Return After Taxes on Distributions
and Sale of Fund Shares 2                  25.64%        9.88%         8.82%
S&P 500(R) Index 3                          4.91%        0.54%         2.91%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING
     LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

76



FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Energy Fund.

     SHAREHOLDER FEES* ....................................   NONE
     ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
        MANAGEMENT FEES ...................................   0.85%
        DISTRIBUTION (12b-1) FEES .........................   NONE
        OTHER EXPENSES ....................................   0.49%
        TOTAL ANNUAL FUND OPERATING EXPENSES ..............   1.34%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Energy Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

ENERGY FUND                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                              $141      $437      $756     $1,658

                                                                   PROSPECTUS 77


ENERGY SERVICES FUND (RYVIX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Energy Services Fund seeks capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production ("Energy Services Companies").

PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Energy Services Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Energy Services Companies that have small to mid-sized capitalizations. Energy Services Companies are engaged in one or more businesses in the energy services field, including those that provide services and equipment to companies engaged in the production, refinement or distribution of oil, gas, electricity, and coal; companies involved with the production and development of newer sources of energy such as nuclear, geothermal, oil shale, and solar power; companies involved with onshore or offshore drilling; companies involved in production and well maintenance; companies involved in exploration engineering, data and technology; companies involved in energy transport; and companies involved in equipment and plant design or construction. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Energy Services Fund is subject to a number of other risks that may affect the value of its shares, including:

ENERGY SERVICES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the energy services sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Services Companies may fluctuate widely due to the supply and demand both for their specific products or services and for energy products in general, the price of oil and gas, exploration and production spending, governmental regulation and environmental issues, and world events and economic conditions generally affecting energy supply companies.

78



PERFORMANCE

The bar chart and table below show the performance of the Investor Class Shares of the Energy Services Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


ENERGY SERVICES FUND

1999    44.83%

2000    41.37%

2001   -31.79%

2002   -10.36%

2003     8.69%

2004    34.72%

2005    48.53%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 17.32%.

HIGHEST QUARTER RETURN
(quarter ended 3/31/2000)    32.81%
LOWEST QUARTER RETURN
(quarter ended 9/30/2001)   -30.87%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1



                                                                         SINCE
                                                                      INCEPTION
INVESTOR CLASS SHARES                    PAST 1 YEAR   PAST 5 YEARS   (4/1/1998)
--------------------------------------------------------------------------------
Return Before Taxes                         48.53%         5.87%         3.63%
Return After Taxes on Distributions 2       48.54%         5.87%         3.63%
Return After Taxes on Distributions
and Sale of Fund Shares 2                   31.55%         5.07%         3.13%
S&P 500(R) Index 3                           4.91%         0.54%         3.11%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING
     LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

                                                                   PROSPECTUS 79



FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Energy Services Fund.

     SHAREHOLDER FEES* .................................   NONE
     ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
        MANAGEMENT FEES ................................   0.85%
        DISTRIBUTION (12b-1) FEES ......................   NONE
        OTHER EXPENSES .................................   0.50%
        TOTAL ANNUAL FUND OPERATING EXPENSES ...........   1.35%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Energy Services Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

ENERGY SERVICES FUND                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                              $142      $441      $761     $1,669

80


FINANCIAL SERVICES FUND (RYFIX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Financial Services Fund seeks capital appreciation by investing in companies that are involved in the financial services sector ("Financial Services Companies").

PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Financial Services Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Financial Services Companies that have small to mid-sized capitalizations. Financial Service Companies include commercial banks, savings and loan associations, insurance companies and brokerage companies. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities. Under SEC regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.


PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Financial Services Fund is subject to a number of other risks that may affect the value of its shares, including:

FINANCIAL SERVICES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the financial services sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Financial Services Companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

                                                                   PROSPECTUS 81



PERFORMANCE

The bar chart and table below show the performance of the Investor Class Shares of the Financial Services Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

FINANCIAL SERVICES FUND

1999    -1.46%

2000    21.78%

2001   -12.96%

2002   -15.94%

2003    29.71%

2004    17.24%

2005     3.34%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 3.92%.

HIGHEST QUARTER RETURN
(quarter ended 9/30/2000)    22.80%
LOWEST QUARTER RETURN
(quarter ended 9/30/2002)   -19.61%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2005) 1



                                                                         SINCE
                                                                       INCEPTION
INVESTOR CLASS SHARES                    PAST 1 YEAR   PAST 5 YEARS   (4/2/1998)
--------------------------------------------------------------------------------
Return Before Taxes                         3.34%          2.83%         3.38%
Return After Taxes on Distributions 2       3.00%          2.59%         3.22%
Return After Taxes on Distributions
and Sale of Fund Shares 2                   2.17%          2.27%         2.82%
S&P 500(R) Index 3                          4.91%          0.54%         2.97%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING
     LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

82



FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Financial Services Fund.

     SHAREHOLDER FEES*.....................................   NONE
     ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
        MANAGEMENT FEES....................................   0.85%
        DISTRIBUTION (12b-1) FEES..........................   NONE
        OTHER EXPENSES**...................................   0.49%
        TOTAL ANNUAL FUND OPERATING EXPENSES...............   1.34%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

** "OTHER EXPENSES" HAVE BEEN RESTATED TO REFLECT A LOWER LEVEL OF TAX EXPENSE FOR THE CURRENT FISCAL YEAR. LAST YEAR THE FUND WAS SUBJECT TO A GREATER LEVEL OF TAX EXPENSE DUE TO AN ERROR. THE ADVISOR REIMBURSED THE FUND THE ENTIRE AMOUNT OF THAT ADDITIONAL TAX EXPENSE. HAD THE EXPENSES NOT BEEN RESTATED IN THE TABLE ABOVE, "OTHER EXPENSES" WOULD HAVE BEEN 0.51% AND "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD HAVE BEEN 1.36%.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Financial Services Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FINANCIAL SERVICES FUND                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                              $141      $437      $756     $1,658

                                                                   PROSPECTUS 83


HEALTH CARE FUND (RYHIX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Health Care Fund seeks capital appreciation by investing in companies that are involved in the health care industry ("Health Care Companies").

PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Health Care Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Health Care Companies that have small to mid-sized capitalizations. Health Care Companies include pharmaceutical companies, companies involved in the research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care-related products or services. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Health Care Fund is subject to a number of other risks that may affect the value of its shares, including:

HEALTH CARE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the health care sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Companies may fluctuate widely due to government regulation and approval of their products and services, which can have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a Health Care Company's market value and/or share price.

84



PERFORMANCE

The bar chart and table below show the performance of the Investor Class Shares of the Health Care Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

HEALTH CARE FUND

1999   -13.06%

2000    31.07%

2001   -12.58%

2002   -20.05%

2003    32.39%

2004     6.26%

2005    10.62%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS -3.64%.

HIGHEST QUARTER RETURN
(quarter ended 6/30/2000)    16.88%
LOWEST QUARTER RETURN
(quarter ended 6/30/2002)   -15.49%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2005) 1



                                                                      SINCE
                                                                    INCEPTION
INVESTOR CLASS SHARES                   PAST 1 YEAR  PAST 5 YEARS  (4/17/1998)
------------------------------------------------------------------------------
Return Before Taxes                        10.62%        1.69%        4.73%
Return After Taxes on Distributions 2      10.62%        1.69%        4.73%
Return After Taxes on Distributions
and Sale of Fund Shares 2                   6.90%        1.45%        4.10%
S&P 500(R) Index 3                          4.91%        0.54%        2.95%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING
     LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

                                                                   PROSPECTUS 85



FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Health Care Fund.

     SHAREHOLDER FEES*.....................................   NONE
     ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
        MANAGEMENT FEES....................................   0.85%
        DISTRIBUTION (12b-1) FEES..........................   NONE
        OTHER EXPENSES.....................................   0.48%
        TOTAL ANNUAL FUND OPERATING EXPENSES...............   1.33%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Health Care Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Health Care Fund                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Investor Class                              $140      $434      $750     $1,646

86


INTERNET FUND (RYIIX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Internet Fund seeks capital appreciation by investing in companies that provide products or services designed for or related to the Internet ("Internet Companies").

PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Internet Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Internet Companies that have small to mid-sized capitalizations. Internet Companies are involved in all aspects of research, design development, manufacturing or distribution of products or services for use with the Internet or Internet related businesses. Such companies may provide information or entertainment services over the Internet; sell or distribute goods and services over the Internet; provide infrastructure systems or otherwise provide hardware, software or support which impacts Internet commerce; or provide Internet access to consumers and businesses. Internet companies may also include companies that provide Intranet and Extranet services. The Fund will maintain an adequate representation of the various industries in the Internet sector. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Internet Fund is subject to a number of other risks that may affect the value of its shares, including:

INTERNET SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the Internet sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Internet Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems related to bringing their products to market and rapid obsolescence of products.

                                                                   PROSPECTUS 87



PERFORMANCE

The bar chart and table below show the performance of the Investor Class Shares of the Internet Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

INTERNET FUND

2001   -46.13%

2002   -43.49%

2003    64.02%

2004    12.89%

2005    -2.03%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS -2.39%.

HIGHEST QUARTER RETURN
(quarter ended 12/31/2001)   39.11%
LOWEST QUARTER RETURN
(quarter ended 9/30/2001)    -44.57%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2005) 1



                                                                         SINCE
                                                                       INCEPTION
INVESTOR CLASS SHARES                    PAST 1 YEAR   PAST 5 YEARS   (4/6/2000)
--------------------------------------------------------------------------------
Return Before Taxes                         -2.03%        -11.20%       -25.25%
Return After Taxes on Distributions 2       -2.03%        -11.20%       -25.25%
Return After Taxes on Distributions
and Sale of Fund Shares 2                   -1.32%         -9.14%       -18.46%
S&P 500(R) Index 3                           4.91%          0.54%        -1.61%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING
     LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

88



FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Internet Fund.

     SHAREHOLDER FEES* ....................................   NONE
     ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
        MANAGEMENT FEES ...................................   0.85%
        DISTRIBUTION (12b-1) FEES .........................   NONE
        OTHER EXPENSES ....................................   0.49%
        TOTAL ANNUAL FUND OPERATING EXPENSES ..............   1.34%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Internet Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

INTERNET FUND                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                              $141     $437      $756      $1,658

                                                                   PROSPECTUS 89


LEISURE FUND (RYLIX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Leisure Fund seeks capital appreciation by investing in companies engaged in leisure and entertainment businesses ("Leisure Companies").

PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Leisure Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Leisure Companies that have small to mid-sized capitalizations. Leisure Companies are engaged in the design, production, or distribution of goods or services in the leisure industries. Leisure Companies include hotels and resorts, casinos, radio and television broadcasting and advertising companies, motion picture production companies, toys and sporting goods manufacturers, musical recording companies and instrument manufacturers, alcohol and tobacco, and publishing. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Leisure Fund is subject to a number of other risks that may affect the value of its shares, including:

LEISURE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the leisure sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Securities of Leisure Companies may be considered speculative, and generally exhibit greater volatility than the overall market. The prices of the securities of Leisure Companies may fluctuate widely due to unpredictable earnings, due in part to changing consumer tastes and intense competition, strong reaction to technological developments and to the threat of increased government regulation, particularly in the gaming arena.

90



PERFORMANCE

The bar chart and table below show the performance of the Investor Class Shares of the Leisure Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

LEISURE FUND

1999     9.37%

2000   -22.31%

2001   -17.54%

2002   -15.31%

2003    34.35%

2004    23.22%

2005    -5.25%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 6.63%.

HIGHEST QUARTER RETURN
(quarter ended 6/30/2003)    18.74%
LOWEST QUARTER RETURN
(quarter ended 9/30/2001)   -35.92%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2005) 1



                                                                         SINCE
                                                                       INCEPTION
INVESTOR CLASS SHARES                    PAST 1 YEAR   PAST 5 YEARS   (4/1/1998)
--------------------------------------------------------------------------------
Return Before Taxes                         -5.25%         1.84%        -0.14%
Return After Taxes on Distributions 2       -5.25%         1.84%        -0.18%
Return After Taxes on Distributions
and Sale of Fund Shares 2                   -3.41%         1.57%        -0.15%
S&P 500(R) Index 3                           4.91%         0.54%         3.11%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING
     LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

                                                                   PROSPECTUS 91



FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Leisure Fund.

     SHAREHOLDER FEES* .................................   NONE
     ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
        MANAGEMENT FEES ................................   0.85%
        DISTRIBUTION (12b-1) FEES ......................   NONE
        OTHER EXPENSES .................................   0.49%
        TOTAL ANNUAL FUND OPERATING EXPENSES ...........   1.34%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Leisure Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

LEISURE FUND                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                              $141     $437      $756      $1,658

92


PRECIOUS METALS FUND (RYPMX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Precious Metals Fund seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services ("Precious Metals Companies").

PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Precious Metals Companies that are traded in the United States and foreign countries. In addition, the Fund will invest to a significant extent in the securities of Precious Metals Companies that have small to mid-sized capitalizations. Precious metals include gold, silver, platinum and other precious metals. Precious Metals Companies include precious metal manufacturers; distributors of precious metal products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies which provide services to Precious Metals Companies. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Precious Metals Fund is subject to a number of other risks that may affect the value of its shares, including:

PRECIOUS METALS SECTOR CONCENTRATION RISK - The risk that the relatively few securities of issuers in the mining industry that the Fund purchases will under perform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry, as well as to the volatility of global prices for precious metals. The prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations, currency fluctuations, speculation, worldwide demand and political developments in precious metals producing countries.

FOREIGN INVESTMENT RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could affect investment in foreign countries. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies. The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. Dollar. These currency movements may negatively impact the value of a Fund security even when there is no change in the value of the security in the issuer's

                                                                   PROSPECTUS 93


home country. Under normal circumstances, the Fund does not plan to hedge against the risk of currency exchange rate fluctuations.


PERFORMANCE

The bar chart and table below show the performance of the Investor Class Shares of the Precious Metals Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

PRECIOUS METALS FUND

1996    -2.62%

1997   -37.62%

1998   -14.42%

1999     0.00%

2000   -21.79%

2001    18.66%

2002    48.24%

2003    42.31%

2004   -14.12%

2005    21.55%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 14.43%.

HIGHEST QUARTER RETURN
(quarter ended 3/31/2002)     32.48%
LOWEST QUARTER RETURN
(quarter ended 12/31/1997)   -32.91%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2005) 1



INVESTOR CLASS SHARES                   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------
Return Before Taxes                        21.55%       21.18%         0.61%
Return After Taxes on Distributions 2      21.55%       21.12%         0.58%
Return After Taxes on Distributions
and Sale of Fund Shares 2                  14.00%       18.80%         0.50%
S&P 500(R) Index 3                          4.91%        0.54%         9.07%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING
     LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

94



3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Precious Metals Fund.

     SHAREHOLDER FEES* ....................................   NONE
     ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
        MANAGEMENT FEES ...................................   0.75%
        DISTRIBUTION (12b-1) FEES .........................   NONE
        OTHER EXPENSES ....................................   0.49%
        TOTAL ANNUAL FUND OPERATING EXPENSES ..............   1.24%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Precious Metals Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

PRECIOUS METALS FUND                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                              $130      $405      $701     $1,541

                                                                   PROSPECTUS 95


REAL ESTATE FUND (RYHRX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Real Estate Fund seeks to provide capital appreciation by investing in companies that are involved in the real estate industry including real estate investment trusts ("REITs") (collectively, "Real Estate Companies").

PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Real Estate Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Real Estate Companies that have small to mid-sized capitalizations. Real Estate Companies, which also include master limited partnerships, are engaged in the ownership, construction, management, financing or sale of residential, commercial or industrial real estate. Real Estate Companies may also include companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Real Estate Fund is subject to a number of other risks that may affect the value of its shares, including:

REAL ESTATE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the real estate sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in Real Estate Companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting Real Estate Companies. Investments in Real Estate Companies may also subject the Fund to the risks associated with the direct ownership of real estate. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry. Also, Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while Mortgage REITs may be affected by the quality of the credit extended. In addition to these risks, REITs are dependent on specialized management skills, and some REITs may have investments in relatively few properties, or in a small geographic area or a single type of property. These factors may increase the volatility of the Fund's investments in REITs.

96


PERFORMANCE


The bar chart and table below show the performance of the H-Class Shares of the Real Estate Fund for the past year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

REAL ESTATE FUND

2005   6.51%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 10.35%.

HIGHEST QUARTER RETURN
(quarter ended 6/30/2005)   13.57%
LOWEST QUARTER RETURN
(quarter ended 3/31/2005)   -8.12%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2005) 1



                                                          SINCE
                                                        INCEPTION
H-CLASS SHARES                           PAST 1 YEAR   (2/20/2004)
------------------------------------------------------------------
Return Before Taxes                         6.51%         15.04%
Return After Taxes on Distributions 2       6.41%         14.88%
Return After Taxes on Distributions
and Sale of Fund Shares 2                   4.36%         12.83%
S&P 500(R) Index 3                          4.91%          6.68%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD,

                                                                   PROSPECTUS 97



     AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Real Estate Fund.

     SHAREHOLDER FEES* ....................................   NONE
     ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
        MANAGEMENT FEES ...................................   0.85%
        DISTRIBUTION (12b-1) FEES .........................   0.25%
        OTHER EXPENSES ....................................   0.49%
        TOTAL ANNUAL FUND OPERATING EXPENSES ..............   1.59%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Real Estate Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

REAL ESTATE FUND                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
H-CLASS                                     $167      $518      $892     $1,943

98


RETAILING FUND (RYRIX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Retailing Fund seeks capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, restaurant franchises, mail order operations and other companies involved in selling products to consumers ("Retailing Companies").

PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Retailing Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Retailing Companies that have small to mid-sized capitalizations. Retailing Companies include drug and department stores; suppliers of goods and services for homes, home improvements and yards; clothing, jewelry, electronics and computer retailers; franchise restaurants; motor vehicle and marine dealers; warehouse membership clubs; mail order operations; and companies involved in alternative selling methods. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Retailing Fund is subject to a number of other risks that may affect the value of its shares, including:

RETAILING SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the retailing sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Retailing Companies may fluctuate widely due to consumer spending, which is affected by general economic conditions and consumer confidence levels. The retailing industry is highly competitive, and a Retailing Company's success is often tied to its ability to anticipate and react to changing consumer tastes. Many Retailing Companies are thinly capitalized, and are dependent upon a relatively few number of business days to achieve their overall results.

                                                                   PROSPECTUS 99



PERFORMANCE

The bar chart and table below show the performance of the Investor Class Shares of the Retailing Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

RETAILING FUND

1999    12.91%

2000   -24.06%

2001     3.23%

2002   -23.44%

2003    33.85%

2004     9.33%

2005     4.76%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 1.02%.

HIGHEST QUARTER RETURN
(quarter ended 12/31/2001)    20.89%
LOWEST QUARTER RETURN
(quarter ended 9/30/2002)    -18.46%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2005) 1



                                                                        SINCE
                                                                       INCEPTION
INVESTOR CLASS SHARES                    PAST 1 YEAR   PAST 5 YEARS   (4/1/1998)
--------------------------------------------------------------------------------
Return Before Taxes                         4.76%          3.91%         3.32%
Return After Taxes on Distributions 2       4.76%          3.91%         3.27%
Return After Taxes on Distributions
and Sale of Fund Shares 2                   3.09%          3.36%         2.84%
S&P 500(R) Index 3                          4.91%          0.54%         3.11%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING
     LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

100



FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Retailing Fund.

     SHAREHOLDER FEES* ....................................   NONE
     ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
        MANAGEMENT FEES ...................................   0.85%
        DISTRIBUTION (12b-1) FEES .........................   NONE
        OTHER EXPENSES ....................................   0.48%
        TOTAL ANNUAL FUND OPERATING EXPENSES ..............   1.33%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Retailing Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

RETAILING FUND                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                              $140      $434      $750     $1,646

                                                                  PROSPECTUS 101


TECHNOLOGY FUND (RYTIX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Technology Fund seeks capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies ("Technology Companies").

PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Technology Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Technology Companies that have small to mid-sized capitalizations. Technology Companies are companies that the Advisor believes have, or will develop, products, processes, or services that will provide technological advances and improvements. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, semiconductor, electronics, communications, health care, and biotechnology sectors. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Technology Fund is subject to a number of other risks that may affect the value of its shares, including:

TECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the technology sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Technology Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

102



PERFORMANCE

The bar chart and table below show the performance of the Investor Class Shares of the Technology Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

TECHNOLOGY FUND

1999    81.16%

2000   -38.75%

2001   -29.14%

2002   -40.38%

2003    57.16%

2004     0.18%

2005     2.48%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS -3.46%.

HIGHEST QUARTER RETURN
(quarter ended 12/31/1999)    39.65%
LOWEST QUARTER RETURN
(quarter ended 9/30/2001)    -36.26%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2005) 1



                                                                      SINCE
                                                                    INCEPTION
INVESTOR CLASS SHARES                   PAST 1 YEAR  PAST 5 YEARS  (4/14/1998)
-----------------------------------------------------------------------------
Return Before Taxes                        2.48%        -7.38%        1.94%
Return After Taxes On Distributions 2      2.39%        -7.40%        1.93%
Return After Taxes On Distributions
and Sale of Fund Shares 2                  1.62%        -6.13%        1.66%
S&P 500(R) Index 3                         4.91%         0.54%        3.03%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING
     LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

                                                                  PROSPECTUS 103



FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Technology Fund.

     SHAREHOLDER FEES* ....................................   NONE
     ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from fund assets)
        MANAGEMENT FEES ...................................   0.85%
        DISTRIBUTION (12b-1) FEES .........................   NONE
        OTHER EXPENSES ....................................   0.48%
        TOTAL ANNUAL FUND OPERATING EXPENSES ..............   1.33%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Technology Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

TECHNOLOGY FUND                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                              $140      $434      $750     $1,646

104


TELECOMMUNICATIONS FUND (RYMIX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Telecommunications Fund seeks capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment ("Telecommunications Companies").

PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Telecommunications Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Telecommunications Companies that have small to mid-sized capitalizations. Telecommunications Companies range from traditional local and long-distance telephone services or equipment providers, to companies involved in developing technologies such as cellular telephone or paging services, Internet equipment and service providers, and fiber-optics. Although many established Telecommunications Companies pay an above-average dividend, the Fund's investment decisions are primarily based on growth potential and not on income. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Telecommunications Fund is subject to a number of other risks that may affect the value of its shares, including:

TELECOMMUNICATIONS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the telecommunications sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Telecommunications Companies may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of Telecommunications Companies in their primary markets.

                                                                  PROSPECTUS 105



PERFORMANCE

The bar chart and table below show the performance of the Investor Class Shares of the Telecommunications Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

TELECOMMUNICATIONS FUND

1999    58.59%

2000   -39.41%

2001   -46.82%

2002   -43.04%

2003    31.78%

2004    13.26%

2005    -0.38%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 5.90%.

HIGHEST QUARTER RETURN
(quarter ended 12/31/2002)    36.36%
LOWEST QUARTER RETURN
(quarter ended 3/31/2001)    -32.86%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1



                                                                         SINCE
                                                                       INCEPTION
INVESTOR CLASS SHARES                    PAST 1 YEAR   PAST 5 YEARS   (4/1/1998)
--------------------------------------------------------------------------------
Return Before Taxes                         -0.38%        -14.75%       -7.70%
Return After Taxes on Distributions 2       -1.25%        -14.94%       -7.84%
Return After Taxes on Distributions
and Sale of Fund Shares 2                   -0.24%        -11.93%       -6.31%
S&P 500(R) Index 3                           4.91%          0.54%        3.11%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING
     LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

106



FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Telecommunications Fund.

     SHAREHOLDER FEES* ....................................  NONE
     ANNUAL FUND OPERATING EXPENSES
      (Expenses that are deducted from Fund assets)
        MANAGEMENT FEES ...................................   0.85%
        DISTRIBUTION (12b-1) FEES .........................   NONE
        OTHER EXPENSES ....................................   0.53%
        TOTAL ANNUAL FUND OPERATING EXPENSES ..............   1.38%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Telecommunications Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

TELECOMMUNICATIONS FUND                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                              $145      $450      $778     $1,704

                                                                  PROSPECTUS 107


TRANSPORTATION FUND (RYPIX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Transportation Fund seeks capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment ("Transportation Companies").

PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Transportation Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Transportation Companies that have small to mid-sized capitalizations. Transportation Companies may include, for example, companies involved in the movement of freight or people, such as airline, railroad, ship, truck and bus companies; equipment manufacturers (including makers of trucks, automobiles, planes, containers, railcars or other modes of transportation and related products); parts suppliers; and companies involved in leasing, maintenance, and transportation-related services. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Transportation Fund is subject to a number of other risks that may affect the value of its shares, including:

TRANSPORTATION SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the transportation sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Transportation Companies may fluctuate widely due to their cyclical nature, occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements, and insurance costs, the recent trend of government deregulation, and increased competition from foreign companies, many of which are partially funded by foreign governments and which may be less sensitive to short-term economic pressures.

108



PERFORMANCE

The bar chart and table below show the performance of the Investor Class Shares of the Transportation Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

TRANSPORTATION FUND

1999   -18.36%

2000     0.46%

2001    -3.48%

2002   -13.01%

2003    18.56%

2004    21.83%

2005     7.78%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 15.55%.

HIGHEST QUARTER RETURN
(quarter ended 12/31/2001)    19.70%
LOWEST QUARTER RETURN
(quarter ended 9/30/1999)    -19.91%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1



                                                                         SINCE
                                                                       INCEPTION
INVESTOR CLASS SHARES                    PAST 1 YEAR   PAST 5 YEARS   (4/2/1998)
--------------------------------------------------------------------------------
Return Before Taxes                         7.78%          5.50%        -1.87%
Return After Taxes on Distributions 2       7.78%          5.50%        -1.87%
Return After Taxes on Distributions
and Sale of Fund Shares 2                   5.05%          4.75%        -1.57%
S&P 500(R) Index 3                          4.91%          0.54%         2.97%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING
     LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

                                                                  PROSPECTUS 109



FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Transportation Fund.

     SHAREHOLDER FEES* ....................................   NONE
     ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
        MANAGEMENT FEES ...................................   0.85%
        DISTRIBUTION (12b-1) FEES .........................   NONE
        OTHER EXPENSES ....................................   0.52%
        TOTAL ANNUAL FUND OPERATING EXPENSES ..............   1.37%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Transportation Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

TRANSPORTATION FUND                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                              $144     $447      $772      $1,692

110


UTILITIES FUND (RYUIX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Utilities Fund seeks capital appreciation by investing in companies that operate public utilities ("Utilities Companies").

PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Utilities Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Utilities Companies that have small to mid-sized capitalizations. Utilities Companies may include companies involved in the manufacturing, production, generation, transmission, distribution or sales of gas or electric energy; water supply, waste and sewage disposal; and companies that receive a majority of their revenues from their public utility operations. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Utilities Fund is subject to a number of other risks that may affect the value of its shares, including:

UTILITIES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the utilities sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Utilities Companies may fluctuate widely due to government regulation; the effect of interest rates on capital financing; competitive pressures due to deregulation in the utilities industry; supply and demand for services; increased sensitivity to the cost of natural resources required for energy production; and environmental factors such as conservation of natural resources or pollution control.

                                                                  Prospectus 111



PERFORMANCE

The bar chart and table below show the performance of the Investor Class Shares of the Utilities Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

UTILITIES FUND

2001   -24.33%

2002   -32.37%

2003    25.41%

2004    16.64%

2005    10.17%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 4.63%.

HIGHEST QUARTER RETURN
(quarter ended 6/30/2003)    20.39%
LOWEST QUARTER RETURN
(quarter ended 9/30/2002)   -23.13%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2005) 1



                                                                        SINCE
                                                                      INCEPTION
INVESTOR CLASS SHARES                    PAST 1 YEAR   PAST 5 YEARS   (4/3/2000)
--------------------------------------------------------------------------------
Return Before Taxes                         10.17%         -3.78%        -0.31%
Return After Taxes on Distributions 2        9.51%         -4.98%        -1.39%
Return After Taxes on Distributions
and Sale of Fund Shares 2                    6.62%         -3.92%        -0.95%
S&P 500(R) Index 3                           4.91%          0.54%        -1.66%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING
     LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

112



FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Utilities Fund.

     SHAREHOLDER FEES* ....................................   NONE
     ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
        MANAGEMENT FEES ...................................   0.85%
        DISTRIBUTION (12b-1) FEES .........................   NONE
        OTHER EXPENSES ....................................   0.48%
        TOTAL ANNUAL FUND OPERATING EXPENSES ..............   1.33%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Utilities Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

UTILITIES FUND                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                              $140      $434      $750     $1,646

                                                                  PROSPECTUS 113



RYDEX INTERNATIONAL EQUITY FUNDS
--------------------------------------------------------------------------------

EUROPE ADVANTAGE FUND   JAPAN ADVANTAGE FUND


COMMON RISK / RETURN INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES


Each International Equity Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The investment objective of each International Equity Fund is non-fundamental and may be changed without shareholder approval.


PRINCIPAL RISKS


ACTIVE TRADING RISK - A significant portion of the assets of the Funds may come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Funds may negatively impact the Funds' ability to achieve their respective investment objectives.

DEPOSITARY RECEIPT RISK - The Funds may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in a Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.


DERIVATIVES RISK - The Funds' use of equity derivatives such as futures, options and swap agreements to pursue their respective investment objectives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. These risks may cause the Funds to experience higher losses than funds that do not use derivatives.

EARLY CLOSING RISK - The Funds are subject to the risk that unanticipated early closings of securities exchanges may result in the Funds' inability to buy or sell securities on that day. If an exchange closes early on a day when a Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

FOREIGN CURRENCY RISK - The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. Dollar. These currency movements may negatively impact the value of the Funds' securities even when there is no change in the value of the security in the issuer's home country. Under normal circumstances, the Funds do not plan to hedge against the risk of currency exchange rate fluctuations.

FOREIGN SECURITIES RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could adversely affect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.

114


GEOGRAPHIC CONCENTRATION RISK - Because a significant portion of the assets of the Europe Advantage Fund and Japan Advantage Fund are invested in a specific geographical region, the value of their investments and the NAV of the Funds could decline more dramatically as a result of adverse events affecting those regions.

LEVERAGING RISK - The more the Funds invest in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will also have the effect of magnifying tracking error risk.


Since the Funds' investment strategies involve consistently applied leverage, the value of the Funds' shares will tend to increase or decrease more than the value of any increase or decrease in their respective benchmarks. Leverage will also have the effect of magnifying tracking error risk.

MARKET RISK - Due to market conditions, the value of the Funds' equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in a Fund to decrease.


NON-DIVERSIFICATION RISK - Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SWAP COUNTERPARTY CREDIT RISK - The Funds are subject to credit risk on the amount they expect to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to a Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK - The Advisor may not be able to cause a Fund's performance to match that of the Fund's benchmark, either on a daily or aggregate basis. The Europe Advantage and Japan Advantage Funds seek to track their respective benchmarks over time, but are subject to the effects of mathematical compounding. Tracking error risk may cause a Fund's performance to be less than you expect.

The price of each Fund is calculated at the close of the U.S. markets using fair value prices. Due to the differences in times between the close of the European and Japanese markets and the time the Funds price their shares, the value the Funds assign to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. On a daily basis, the Funds are priced with consideration to the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, and market movement in the U.S. as related to the securities. As a result, the tracking error risk for these Funds may be higher than other Rydex Funds.

                                                                  PROSPECTUS 115



EUROPE ADVANTAGE FUND (FORMERLY, LARGE-CAP EUROPE FUND) (RYEUX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Europe Advantage Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is the Dow Jones STOXX 50 Index(SM) (the "underlying index").


If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PRINCIPAL INVESTMENT STRATEGY


The Fund invests principally in securities of companies included in the underlying index and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to its benchmark. The Advisor will attempt to consistently apply leverage to increase the Fund's exposure to 125% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."


Under normal circumstances, the Europe Advantage Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities of European issuers and derivatives thereof. This is a non-fundamental policy that can be changed by the Europe Advantage Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS


In addition to the risks common to investing in any International Equity Fund, the Europe Advantage Fund is subject to a number of other risks that may affect the value of its shares, including:

GEOGRAPHIC CONCENTRATION IN EUROPE - Countries in Europe may be significantly affected by the tight fiscal and monetary controls of the European Economic and Monetary Union (EMU).


INVESTOR PROFILE

Investors who expect the Dow Jones STOXX 50 Index(SM) to go up and want accelerated investment gains when the Index does so. These investors must also be willing to bear the risk of equally accelerated losses if the Dow Jones STOXX 50 Index(SM) goes down.

116



PERFORMANCE

The bar chart and table below show the performance of the H-Class Shares of the Europe Advantage Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

EUROPE ADVANTAGE FUND

2001   -29.67%

2002   -28.94%

2003    42.77%

2004    16.65%

2005     6.66%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 12.03%.

HIGHEST QUARTER RETURN
(quarter ended 6/30/2003)    27.02%
LOWEST QUARTER RETURN
(quarter ended 9/30/2002)   -29.14%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2005) 1



                                                                         SINCE
                                                                       INCEPTION
H-CLASS SHARES                           PAST 1 YEAR   PAST 5 YEARS   (5/8/2000)
--------------------------------------------------------------------------------
Return Before Taxes                          6.66%         -2.35%        -3.86%
Return After Taxes on Distributions 2        6.01%         -2.96%        -4.39%
Return After Taxes on Distributions
and Sale of Fund Shares 2                    4.33%         -2.34%        -3.54%
Dow Jones Stoxx 50 Index(SM) 3              24.17%         -3.68%        -4.82%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING
     LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE DOW JONES STOXX 50 INDEX(SM) IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF EUROPEAN STOCK MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES. STOXX AND DOW JONES CLAIM COPYRIGHT AND OTHER PROPRIETARY INTEREST IN DOW JONES STOXX 50 INDEX(SM). THE DOW JONES STOXX 50 INDEX(SM) AND THE RELATED TRADEMARKS HAVE BEEN LICENSED FOR CERTAIN PURPOSES BY THE ADVISOR.

                                                                  PROSPECTUS 117



FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Europe Advantage Fund.

     SHAREHOLDER FEES* ....................................   NONE
     ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
        MANAGEMENT FEES ...................................   0.90%
        DISTRIBUTION (12b-1) FEES .........................   0.25%
        OTHER EXPENSES** ..................................   0.48%
        TOTAL ANNUAL FUND OPERATING EXPENSES ..............   1.63%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

** "OTHER EXPENSES" HAVE BEEN RESTATED TO REFLECT A LOWER LEVEL OF TAX EXPENSE FOR THE CURRENT FISCAL YEAR. LAST YEAR THE FUND WAS SUBJECT TO A GREATER LEVEL OF TAX EXPENSE DUE TO AN ERROR. THE ADVISOR REIMBURSED THE FUND THE ENTIRE AMOUNT OF THAT ADDITIONAL TAX EXPENSE. HAD THE EXPENSES NOT BEEN RESTATED IN THE TABLE ABOVE, "OTHER EXPENSES" WOULD HAVE BEEN 0.49% AND "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD HAVE BEEN 1.64%.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Europe Advantage Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EUROPE ADVANTAGE FUND                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
H-CLASS                                     $171      $531      $914     $1,988

118



JAPAN ADVANTAGE FUND (FORMERLY, LARGE-CAP JAPAN FUND) (RYJPX)
--------------------------------------------------------------------------------


FUND OBJECTIVE


The Japan Advantage Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is the Topix 100 Index (the "underlying index").


If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PRINCIPAL INVESTMENT STRATEGY


The Fund invests principally in securities of companies included in the underlying index and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to its benchmark. The Advisor will attempt to consistently apply leverage to increase the Fund's exposure to 125% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."


Under normal circumstances, the Japan Advantage Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities of Japanese issuers and derivatives thereof. This is a non-fundamental policy that can be changed by the Japan Advantage Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS


In addition to the risks common to investing in any International Equity Fund, the Japan Advantage Fund is subject to a number of other risks that may affect the value of its shares, including:


GEOGRAPHIC CONCENTRATION IN JAPAN - Targeting Japan could hurt the Fund's performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese economic growth has weakened after the sharp collapse of the stock market in the 1990's and the current economic condition remains uncertain. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or erroneous. The Fund may be more volatile than a geographically diversified equity fund.

                                                                  PROSPECTUS 119


INVESTOR PROFILE

Investors who expect the Topix 100 Index to go up and want accelerated investment gains when the Index does so. These investors must also be willing to bear the risk of equally accelerated losses if the Topix 100 Index goes down.


PERFORMANCE

The bar chart and table below show the performance of the H-Class Shares of the Japan Advantage Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

JAPAN ADVANTAGE FUND

2001   -41.52%

2002   -16.18%

2003    39.38%

2004    11.56%

2005    20.34%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS -0.18%.

HIGHEST QUARTER RETURN
(quarter ended 9/30/2003)    24.87%
LOWEST QUARTER RETURN
(quarter ended 9/30/2001)   -23.96%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2005) 1



                                                                         SINCE
                                                                       INCEPTION
H-CLASS SHARES                           PAST 1 YEAR   PAST 5 YEARS   (5/8/2000)
--------------------------------------------------------------------------------
Return Before Taxes                         20.34%        -1.71%        -10.36%
Return After Taxes on Distributions 2       20.34%        -2.02%        -10.61%
Return After Taxes on Distributions
and Sale of Fund Shares 2                   13.22%        -1.61%         -8.55%
Topix 100 Index 3                           40.07%         2.16%         -4.10%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING
     LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDI-

120



     VIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE TOPIX100 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF JAPANESE STOCK MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Japan Advantage Fund.

     SHAREHOLDER FEES*.....................................   NONE
     ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
        MANAGEMENT FEES....................................   0.90%
        DISTRIBUTION (12b-1) FEES..........................   0.25%
        OTHER EXPENSES**...................................   0.51%
        TOTAL ANNUAL FUND OPERATING EXPENSES...............   1.66%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

** "OTHER EXPENSES" HAVE BEEN RESTATED TO REFLECT A LOWER LEVEL OF TAX EXPENSE FOR THE CURRENT FISCAL YEAR. LAST YEAR THE FUND WAS SUBJECT TO A GREATER LEVEL OF TAX EXPENSE DUE TO AN ERROR. THE ADVISOR REIMBURSED THE FUND THE ENTIRE AMOUNT OF THAT ADDITIONAL TAX EXPENSE. HAD THE EXPENSES NOT BEEN RESTATED IN THE TABLE ABOVE, "OTHER EXPENSES" WOULD HAVE BEEN 0.52% AND "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD HAVE BEEN 1.67%.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Japan Advantage Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

JAPAN ADVANTAGE FUND                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
H-CLASS                                     $174      $540      $930     $2,022

                                                                  PROSPECTUS 121



RYDEX FIXED INCOME FUNDS
--------------------------------------------------------------------------------

GOVERNMENT LONG BOND ADVANTAGE FUND

INVERSE GOVERNMENT LONG BOND FUND

COMMON RISK / RETURN INFORMATION
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES


Each Fixed Income Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The investment objective of each Fixed Income Fund is non-fundamental and may be changed without shareholder approval.


PRINCIPAL RISKS


ACTIVE TRADING RISK - A significant portion of the assets of the Funds may come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Funds may negatively impact the Funds' ability to achieve their respective investment objectives.

DERIVATIVES RISK - The Funds' use of equity derivatives such as futures, options and swap agreements to pursue their respective investment objectives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. These risks may cause the Funds to experience higher losses than funds that do not use derivatives.


EARLY CLOSING RISK - The Funds are subject to the risk that unanticipated early closings of securities exchanges may result in the Funds' inability to buy or sell securities on that day. If an exchange closes early on a day when a Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

FIXED INCOME RISK - The Funds' investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Funds to decrease. In addition, the Funds' investments in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

122



MARKET RISK - Due to market conditions, the value of the Funds' securities and derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in a Fund to decrease.


NON-DIVERSIFICATION RISK - Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SWAP COUNTERPARTY CREDIT RISK - The Funds are subject to credit risk on the amount they expect to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to a Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK - The Advisor may not be able to cause the Funds' performance to match or exceed that of the Funds' respective benchmarks, either on a daily or aggregate basis. In addition, because each Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Funds from correlating with the monthly, quarterly, annual or other period performance of their respective benchmarks. Tracking error may cause the Funds' performance to be less than you expect.

                                                                  PROSPECTUS 123



GOVERNMENT LONG BOND ADVANTAGE FUND
(FORMERLY, U.S. GOVERNMENT BOND FUND) (RYGBX)
--------------------------------------------------------------------------------


FUND OBJECTIVE


The Government Long Bond Advantage Fund seeks to provide investment results that correspond to a benchmark for U.S. Government securities. The Fund's current benchmark is 120% of the price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by 120% of any price increase by the Long Treasury Bond. In contrast, when the price of the Long Treasury Bond declines, the value of the Fund's shares should decline on a daily basis by 120% of any price decline of the Long Treasury Bond (E.G., if the Long Treasury Bond goes down by 5%, the value of the Fund's shares should go down by 6% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."


PRINCIPAL INVESTMENT STRATEGY

The Fund invests principally in U.S. Government securities and in leveraged instruments, such as certain futures and options contracts. Some of the Fund's U.S. Government securities, or cash equivalents, will be used to collateralize these futures and options. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark. In addition, the Fund may enter into transactions involving zero coupon U.S. Treasury bonds.


Under normal circumstances, the Government Long Bond Advantage Fund will invest substantially all (at least 80%) of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform similarly to fixed income securities issued by the U.S. Government. This is a non-fundamental policy that can be changed by the Government Long Bond Advantage Fund upon 60 days' prior notice to shareholders.


PRINCIPAL RISKS


In addition to the risks common to investing in any Fixed Income Fund, the Government Long Bond Advantage Fund is subject to a number of other risks that may affect the value of its shares, including:


LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of

124


the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

TRACKING ERROR RISK - Tracking error risk may be more significant for the Fund compared to other Rydex Funds due to the Fund's consistent application of leverage to increase exposure to its benchmark.

INVESTOR PROFILE

Investors who expect the value of the Long Treasury Bond to go up and want accelerated investment gains when it does so. These investors must also be willing to bear the risk of equally accelerated losses if the value of the Long Treasury Bond goes down.


PERFORMANCE

The bar chart and table below show the performance of the Investor Class Shares of the Government Long Bond Advantage Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

GOVERNMENT LONG BOND ADVANTAGE FUND

1996    -6.90%

1997    16.31%

1998    15.89%

1999   -18.99%

2000    21.26%

2001     0.80%

2002    19.03%

2003    -1.68%

2004     9.52%

2005     8.32%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS -11.48%.

HIGHEST QUARTER RETURN
(quarter ended 9/30/2002)    17.42%
LOWEST QUARTER RETURN
(quarter ended 3/31/1996)   -10.53%

                                                                  PROSPECTUS 125



AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1



INVESTOR CLASS SHARES                   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------
Return Before Taxes                        8.32%         6.96%         5.61%
Return After Taxes on Distributions 2      6.96%         5.42%         3.78%
Return After Taxes on Distributions
and Sale of Fund Shares 2                  5.40%         5.03%         3.63%
Lehman Long Treasury Bond Index 3          6.50%         7.43%         7.36%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING
     LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE LEHMAN LONG TREASURY BOND INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF U.S. GOVERNMENT BOND PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Government Long Bond Advantage Fund.

     SHAREHOLDER FEES* .................................   NONE
     ANNUAL FUND OPERATING EXPENSES
        (expenses that are deducted from Fund assets)
        MANAGEMENT FEES ................................   0.50%
        DISTRIBUTION (12b-1) FEES ......................   NONE
        OTHER EXPENSES .................................   0.44%
        TOTAL ANNUAL FUND OPERATING EXPENSES ...........   0.94%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

126



EXAMPLE

This Example is intended to help you compare the cost of investing in Investor Class Shares of the Government Long Bond Advantage Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

GOVERNMENT LONG
BOND ADVANTAGE FUND                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                               $99      $308      $535     $1,186

                                                                  PROSPECTUS 127



INVERSE GOVERNMENT LONG BOND FUND (FORMERLY, JUNO FUND) (RYJUX)
--------------------------------------------------------------------------------


FUND OBJECTIVE


The Inverse Government Long Bond Fund seeks to provide total returns that inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument. The Fund's current benchmark is the inverse of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond.


If the Fund meets its objective, the value of the Fund's shares will increase on a daily basis when the price of the Long Treasury Bond decreases. When the price of the Long Treasury Bond increases, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (E.G., if the price of the Long Treasury Bond increases by 2%, the value of the Fund's shares should go down by 2% on that day).

PRINCIPAL INVESTMENT STRATEGY


The Fund pursues its investment objective through what is sometimes referred to as a "master-feeder arrangement." The Fund invests all of its assets in the Inverse Government Long Bond Master Fund, a separate series of the Trust with an identical investment objective.

Unlike a traditional index fund, the Inverse Government Long Bond Master Fund's benchmark is to perform, on a daily basis, exactly opposite its benchmark, the Long Treasury Bond. As its primary investment strategy, the Inverse Government Long Bond Master Fund enters into short sales and swap transactions, and engages in futures and options transactions. On a day-to-day basis, the Inverse Government Long Bond Master Fund holds U.S. Government securities or cash equivalents to collateralize these obligations.

Under normal circumstances, the Inverse Government Long Bond Fund will invest substantially all (at least 80%) of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to fixed income securities issued by the U.S. Government. This is a non-fundamental policy that can be changed by the Inverse Government Long Bond Fund upon 60 days' prior notice to shareholders.


PRINCIPAL RISKS


In addition to the risks common to investing in any Fixed Income Fund, the Inverse Government Long Bond Master Fund is subject to a number of other risks that may affect the value of its shares, including:

128


SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

INVESTOR PROFILE

Investors who expect the value of the Long Treasury Bond to go down and want investment gains when it does so. These investors must also be willing to bear the risk of equal losses if the value of the Long Treasury Bond goes up.


PERFORMANCE

The bar chart and table below show the performance of the Investor Class Shares of the Inverse Government Long Bond Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

INVERSE GOVERNMENT LONG BOND FUND

1996     8.00%

1997    -5.56%

1998    -4.58%

1999    20.36%

2000   -13.74%

2001     1.42%

2002   -16.73%

2003    -1.91%

2004    -8.71%

2005    -4.95

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 13.33%.

HIGHEST QUARTER RETURN
(quarter ended 3/31/1996)     8.77%
LOWEST QUARTER RETURN
(quarter ended 9/30/2002)   -13.08%

                                                                  PROSPECTUS 129



AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2005) 1



INVESTOR CLASS SHARES                   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------
Return Before Taxes                        -4.95%       -6.39%         -3.15%
Return After Taxes on Distributions 2      -4.95%       -6.40%         -3.23%
Return After Taxes on Distributions
and Sale of Fund Shares 2                  -3.22%       -5.32%         -2.66%
Lehman Long Treasury Bond Index 3           6.50%        7.43%          7.36%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING
     LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE LEHMAN LONG TREASURY BOND INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF U.S. GOVERNMENT BOND PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Inverse Government Long Bond Fund.

     SHAREHOLDER FEES* ...................................   NONE
     ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from fund assets)**
        MANAGEMENT FEES ..................................   0.90%
        DISTRIBUTION (12b-1) FEES ........................   NONE
        OTHER EXPENSES
          SHORT INTEREST EXPENSE .........................   3.33%
          REMAINING OTHER EXPENSES .......................   0.43%
        TOTAL ANNUAL FUND OPERATING EXPENSES .............   4.66%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

** THIS TABLE AND THE EXAMPLE INCLUDE BOTH THE FEES PAID BY THE FUND AND ITS SHARE OF THE FEES OF THE INVERSE GOVERNMENT LONG BOND MASTER FUND.

130



IMPORTANT INFORMATION REGARDING FUND OPERATING EXPENSES - Short Interest Expense occurs because the Fund short-sells the Long Treasury Bond to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the coupon rate of the Long Treasury Bond to the purchaser and records this as an expense. This expense is offset - in its entirety or in part - by the income derived from the short-sale and/or by earnings on the proceeds of the short sale. Short Interest Expense is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund. If these costs had been treated as transaction costs or capital items rather than as expenses, the expense ratio would have equaled 1.33%.

EXAMPLE

This Example is intended to help you compare the cost of investing in Investor Class Shares of the Inverse Government Long Bond Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

INVERSE GOVERNMENT LONG BOND FUND          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                              $489    $1,469    $2,452     $4,917

                                                                  PROSPECTUS 131



ALTERNATIVE FUNDS
--------------------------------------------------------------------------------

COMMODITIES FUND

DYNAMIC STRENGTHENING DOLLAR FUND

DYNAMIC WEAKENING DOLLAR FUND

COMMON RISK / RETURN INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES


Each Alternative Fund has its own unique investment objective. The investment objective of each Alternative Fund is non-fundamental and may be changed without shareholder approval.


PRINCIPAL RISKS

DERIVATIVES RISK - The Funds' use of equity derivatives such as futures, options and swap agreements to pursue their respective investment objectives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. These risks may cause the Funds to experience higher losses than funds that do not use derivatives.

EARLY CLOSING RISK - The Funds are subject to the risk that unanticipated early closings of securities exchanges may result in the Funds' inability to buy or sell securities on that day. If an exchange closes early on a day when a Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.


MARKET RISK - Due to market conditions, the value of the Funds' equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in a Fund to decrease.


NON-DIVERSIFICATION RISK - Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

132


COMMODITIES FUND (RYMBX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Commodities Fund seeks to provide investment results that correlate to the performance of a benchmark for commodities. The Fund's current benchmark is the GSCI(R) Total Return Index.

PRINCIPAL INVESTMENT STRATEGY


The Commodities Fund seeks 100% (but at all times at least 80%) exposure to the performance of the commodities markets. This is a non-fundamental policy that can be changed by the Commodities Fund upon 60 days' prior notice to shareholders. The Fund will seek to gain exposure to the GSCI(R) Total Return Index by investing in commodity-linked derivative instruments, including swap agreements, commodity options, futures, options on futures and commodity-linked structured notes. Investing in derivative instruments enables the Fund to pursue its objective without investing directly in physical commodities. It is anticipated that the Fund's investment exposure will tend to be heavily weighted toward oil and other energy-related commodities. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.

PRINCIPAL RISKS


In addition to the risks common to investing in any Alternative Fund, the Commodities Fund is subject to a number of other risks that may affect the value of its shares, including:


COMMODITY RISK - The Fund's exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

COUNTERPARTY CREDIT RISK - Commodity-linked derivative instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

ENERGY SECTOR CONCENTRATION RISK - The risk that energy sector commodities that the Fund purchases will underperform the market as a whole either by declining in value or failing to perform as well. To the extent that the Fund's investments are concentrated in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of energy

                                                                  PROSPECTUS 133


sector commodities may fluctuate widely due to changes in value, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.


STRUCTURED NOTE RISK - The Fund intends to invest in commodity-linked structured notes to a significant extent. A highly liquid secondary market may not exist for the commodity-linked structured notes the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. The lack of a highly liquid secondary market may make it difficult for the Fund to sell the commodity-linked structured notes it holds at an acceptable price or accurately value them.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match that of the Fund's benchmark, either on a daily or aggregate basis. The Commodities Fund seeks to track its benchmark over time, but is subject to the effects of mathematical compounding. Tracking error risk may cause the Fund's performance to be less than you expect.

PERFORMANCE

The Commodities Fund commenced operations on May 25, 2005 and, therefore, does not have a performance history for a full calendar year.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Commodities Fund.

     SHAREHOLDER FEES* ....................................   NONE
     ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from fund assets)
        MANAGEMENT FEES ...................................   0.75%
        DISTRIBUTION (12b-1) FEES .........................   0.25%
        OTHER EXPENSES ....................................   0.57%
        TOTAL ANNUAL FUND OPERATING EXPENSES** ............   1.57%
        LESS FEE WAIVERS*** ...............................   0.37%
        TOTAL NET OPERATING EXPENSES ......................   1.20%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

**   ANNUALIZED.

*** EFFECTIVE MAY 1, 2006, RYDEX CONTRACTUALLY AGREED TO WAIVE ITS MANAGEMENT FEE TO THE EXTENT NECESSARY TO LIMIT THE ORDINARY OPERATING EXPENSES OF THE FUND (BUT EXCLUDING INTEREST EXPENSES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) TO NOT MORE THAN 1.20% PER ANNUM OF THE AVERAGE MONTHLY NET ASSETS OF THE FUND THROUGH AUGUST 1, 2007 (THE "CONTRACTUAL FEE WAIVER"). THE CONTRACTUAL FEE WAIVER MAY NOT BE MODIFIED OR ELIMINATED PRIOR TO AUGUST 1, 2007, EXCEPT WITH THE APPROVAL OF THE BOARD OF TRUSTEES. THERE IS NO GUARANTEE THAT THE CONTRACTUAL FEE WAIVER WILL CONTINUE BEYOND AUGUST 1, 2007.

134



EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Commodities Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

COMMODITIES FUND                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
H-CLASS                                     $126     $511      $881      $1,921

                                                                  PROSPECTUS 135



DYNAMIC STRENGTHENING DOLLAR FUND (FORMERLY, STRENGTHENING DOLLAR FUND) (RYSBX)
--------------------------------------------------------------------------------


FUND OBJECTIVE


The Dynamic Strengthening Dollar Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the U.S. Dollar Index(R) (the "underlying index").


If the Fund meets its objectives, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the underlying index (E.G., if the index goes up by 5%, the value of the Fund's shares should go up by 10% on that day). When the value of the underlying index declines, the value of the Fund's shares should decrease on a daily basis by 200% of the value of any decrease in the underlying index (E.G., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY


The Dynamic Strengthening Dollar Fund employs as its investment strategy a program of investing in derivative instruments, such as index swaps, currency forward contracts, futures contracts, and options on securities and futures contracts. Investing in derivative instruments enables the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, the Dynamic Strengthening Dollar Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Dynamic Strengthening Dollar Fund also may enter into repurchase agreements. The U.S. Dollar Index(R) is a broad based, diversified index representing an investment in the U.S. Dollar. The New York Board of Trade determines the value of the U.S. Dollar Index(R) by averaging the exchange rates between the U.S. Dollar and the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona, and Swiss Franc.


PRINCIPAL RISKS


In addition to the risks common to investing in any Alternative Fund, the Dynamic Strengthening Dollar Fund is subject to a number of other risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - A significant portion of the assets of the Fund may come from investors who take part in certain strategic and tactical asset allocation programs. The Fund anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating

136



greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective.


CURRENCY RISK - The Fund's exposure to the U.S. Dollar Index(R) subjects the Fund to the risk that the foreign currencies will appreciate in value relative to the U.S. Dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match that of the Fund's benchmark, either on a daily or aggregate basis. In addition, because the Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

INVESTOR PROFILE

Investors who expect the U.S. Dollar Index(R) to go up and want highly accelerated investment gains when it does so. These investors must also be willing to bear the risk of equally accelerated losses if the U.S. Dollar Index(R) goes down.


PERFORMANCE

The Dynamic Strengthening Dollar Fund commenced operations on May 25, 2005 and, therefore, does not have a performance history for a full calendar year.

                                                                  PROSPECTUS 137



FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Dynamic Strengthening Dollar Fund.

     SHAREHOLDER FEES* ....................................   NONE
     ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from fund assets)
        MANAGEMENT FEES ...................................   0.90%
        DISTRIBUTION (12b-1) FEES .........................   0.25%
        OTHER EXPENSES ....................................   0.51%
        TOTAL ANNUAL FUND OPERATING EXPENSES** ............   1.66%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

**   ANNUALIZED.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Dynamic Strengthening Dollar Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

DYNAMIC STRENGTHENING DOLLAR FUND          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
H-CLASS                                     $174      $540      $930     $2,022

138



DYNAMIC WEAKENING DOLLAR FUND (FORMERLY, WEAKENING DOLLAR FUND) (RYWBX)
--------------------------------------------------------------------------------


FUND OBJECTIVE


The Dynamic Weakening Dollar Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) performance of the U.S. Dollar Index(R) (the "underlying index").


If the Fund meets its objectives, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any decrease in the underlying index (E.G., if the index goes down by 5%, the value of the Fund's shares should go up by 10% on that day). When the value of the underlying index increases, the value of the Fund's shares should decrease on a daily basis by 200% of the value of any increase in the underlying index (E.G., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY


The Dynamic Weakening Dollar Fund employs as its investment strategy a program of engaging in short sales of securities and investing in derivative instruments, such as index swaps, currency forward contracts, futures contracts, and options on securities and futures contracts. Engaging in short sales and investing in derivative instruments enables the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, the Dynamic Weakening Dollar Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Dynamic Weakening Dollar Fund also may enter into repurchase agreements. The U.S. Dollar Index(R) is a broad based, diversified index representing an investment in the U.S. Dollar. The New York Board of Trade determines the value of the U.S. Dollar Index(R) by averaging the exchange rates between the U.S. Dollar and the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona, and Swiss Franc.


PRINCIPAL RISKS


In addition to the risks common to investing in any Alternative Fund, the Dynamic Weakening Dollar Fund is subject to a number of other risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - A significant portion of the assets of the Fund may come from investors who take part in certain strategic and tactical asset allocation programs. The Fund anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. Higher portfolio turnover

                                                                  PROSPECTUS 139



may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective.


CURRENCY RISK - The Fund's exposure to the U.S. Dollar Index(R) subjects the Fund to the risk that the U.S. Dollar will appreciate in value relative to foreign currencies. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match that of the Fund's benchmark, either on a daily or aggregate basis. In addition, because the Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

140


INVESTOR PROFILE

Investors who expect the U.S. Dollar Index(R) to go down and want highly accelerated investment gains when it does so. These investors must also be willing to bear the risk of equally accelerated losses if the U.S. Dollar Index(R) goes up.


PERFORMANCE

The Dynamic Weakening Dollar Fund commenced operations on May 25, 2005 and, therefore, does not have a performance history for a full calendar year.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Dynamic Weakening Dollar Fund.

     SHAREHOLDER FEES* ....................................   NONE
     ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)
        MANAGEMENT FEES ...................................   0.90%
        DISTRIBUTION (12b-1) FEE ..........................   0.25%
        OTHER EXPENSES ....................................   0.53%
        TOTAL ANNUAL FUND OPERATING EXPENSES** ............   1.68%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

**   ANNUALIZED.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Dynamic Weakening Dollar Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

DYNAMIC WEAKENING DOLLAR FUND              1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
H-CLASS                                     $176      $547      $941     $2,044

                                                                  PROSPECTUS 141


U.S. GOVERNMENT MONEY MARKET FUND (RYMXX)
--------------------------------------------------------------------------------

FUND OBJECTIVE

The U.S. Government Money Market Fund seeks to provide security of principal, high current income, and liquidity.

PRINCIPAL INVESTMENT STRATEGY

The U.S. Government Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. Government securities. The Fund may also invest in Eurodollar time deposits. The Fund operates under SEC rules, which impose certain liquidity, maturity, and diversification requirements. All securities purchased by the Fund must have remaining maturities of 397 days or less, and must be found by the Advisor to represent minimal credit risk and be of eligible quality.

PRINCIPAL RISKS


The U.S. Government Money Market Fund is subject to a number of risks that may affect the value of its shares, including:


INTEREST RATE RISK - Interest Rate Risk involves the potential for decline in the rate of dividends the Fund pays in the event of declining interest rates.

STABLE PRICE PER SHARE RISK - The Fund's assets are valued using theamortized cost method, which enables the Fund to maintain a stable price of$1.00 per share. ALTHOUGH THE FUND IS MANAGED TO MAINTAIN A STABLE PRICE PERSHARE OF $1.00, THERE IS NO GUARANTEE THAT THE PRICE WILL BE CONSTANTLYMAINTAINED, AND IT IS POSSIBLE TO LOSE MONEY. THE FUND IS NOT A BANK DEPOSITAND IS NOT FEDERALLY INSURED OR GUARANTEED BY ANY GOVERNMENT AGENCY ORGUARANTEED TO ACHIEVE ITS OBJECTIVE.

142



PERFORMANCE

The bar chart and table below show the performance of the Investor Class Shares of the U.S. Government Money Market Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

U.S. GOVERNMENT MONEY MARKET FUND

1996   4.31%

1997   4.57%

1998   4.63%

1999   4.28%

2000   5.41%

2001   3.33%

2002   0.86%

2003   0.24%

2004   0.44%

2005   2.31%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 1.82%.

HIGHEST QUARTER RETURN
(quarter ended 9/30/1995)   1.51%
LOWEST QUARTER RETURN
(quarter ended 3/31/2004)   0.03%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2005) 1

INVESTOR CLASS SHARES                 PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
Return Before Taxes                      2.31%          1.43%          3.02%
90 Day Treasury Composite Index 2        3.08%          2.34%          3.89%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 THE 90 DAY TREASURY COMPOSITE INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL MONEY MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

YIELD

Call 800.820.0888 for the Fund's current yield.

                                                                  PROSPECTUS 143



FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the U.S. Government Money Market Fund.

     SHAREHOLDER FEES* ....................................   NONE
     ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from fund assets)
        MANAGEMENT FEES ...................................   0.50%
        DISTRIBUTION (12b-1) FEES .........................   NONE
        OTHER EXPENSES ....................................   0.38%
        TOTAL ANNUAL FUND OPERATING EXPENSES ..............   0.88%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Investor Class Shares of the U.S. Government Money Market Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

U.S. GOVERNMENT MONEY MARKET FUND          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
INVESTOR CLASS                               $92      $289      $501     $1,113


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144


MORE INFORMATION ABOUT THE FUNDS
INVESTMENTS AND RISKS
--------------------------------------------------------------------------------


The Domestic Equity Funds, International Equity Funds, Fixed Income Funds, Commodities Fund, Dynamic Strengthening Dollar Fund and Dynamic Weakening Dollar Fund seek to provide investment results that either match the performance of a specific benchmark on a daily basis or correlate to the performance of a specific benchmark over time.

The current benchmark used by each Fund is set forth below:

FUND                                    BENCHMARK

NOVA FUND                             150% OF THE PERFORMANCE OF THE S&P 500(R)
                                      INDEX

S&P 500 FUND                          S&P 500(R) INDEX

INVERSE S&P 500 FUND                  INVERSE (OPPOSITE) OF THE PERFORMANCE OF
                                      THE S&P 500(R) INDEX

LARGE-CAP GROWTH FUND                 S&P 500/CITIGROUP PURE GROWTH INDEX

LARGE-CAP VALUE FUND                  S&P 500/CITIGROUP PURE VALUE INDEX

OTC FUND                              NASDAQ 100 INDEX(R)

INVERSE OTC FUND                      INVERSE (OPPOSITE) OF THE PERFORMANCE OF
                                      THE NASDAQ 100 INDEX(R)

MID-CAP ADVANTAGE FUND                150% OF THE PERFORMANCE OF THE S&P MIDCAP
                                      400(R) INDEX

INVERSE MID-CAP FUND                  INVERSE (OPPOSITE) OF THE PERFORMANCE OF
                                      THE S&P MIDCAP 400(R) INDEX

MID-CAP GROWTH FUND                   S&P MIDCAP 400/CITIGROUP PURE GROWTH INDEX

MID-CAP VALUE FUND                    S&P MIDCAP 400/CITIGROUP PURE VALUE INDEX

RUSSELL 2000(R) ADVANTAGE FUND        150% OF THE PERFORMANCE OF THE RUSSELL
                                      2000(R) INDEX

RUSSELL 2000(R) FUND                  RUSSELL 2000(R) INDEX

INVERSE RUSSELL 2000(R) FUND          INVERSE (OPPOSITE) OF THE PERFORMANCE OF
                                      THE RUSSELL 2000(R) INDEX

SMALL-CAP GROWTH FUND                 S&P SMALLCAP 600/CITIGROUP PURE GROWTH
                                      INDEX

SMALL-CAP VALUE FUND                  S&P SMALLCAP 600/CITIGROUP PURE VALUE
                                      INDEX

EUROPE ADVANTAGE FUND                 125% OF THE PERFORMANCE OF THE DOW JONES
                                      STOXX 50 INDEX(SM)

                                                                  PROSPECTUS 145



JAPAN ADVANTAGE FUND                  125% OF THE PERFORMANCE OF THE TOPIX 100
                                      INDEX

GOVERNMENT LONG BOND ADVANTAGE FUND   120% OF THE PRICE MOVEMENT OF THE LONG
                                      TREASURY BOND

INVERSE GOVERNMENT LONG BOND FUND     INVERSE (OPPOSITE) OF THE PERFORMANCE OF
                                      THE LONG TREASURY BOND

COMMODITIES FUND                      GSCI(R)  TOTAL RETURN INDEX

DYNAMIC STRENGTHENING DOLLAR FUND     200% OF THE PERFORMANCE OF THE U.S. DOLLAR
                                      INDEX(R)

DYNAMIC WEAKENING DOLLAR FUND         200% OF THE INVERSE (OPPOSITE) OF THE
                                      PERFORMANCE OF THE U.S. DOLLAR INDEX(R)

A BRIEF GUIDE TO THE BENCHMARKS

S&P 500(R) INDEX. The S&P 500(R) Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by S&P on a statistical basis. As of December 30, 2005, the S&P 500(R) Index included companies with an average capitalization of $23.3 billion.

S&P 500/CITIGROUP PURE GROWTH INDEX. The S&P 500/Citigroup Pure Growth Index is narrow in focus, containing only those S&P 500(R) companies with strong growth characteristics. As of December 30, 2005, the S&P 500/Citigroup Pure Growth Index included companies with an average capitalization of $27.5 billion.

S&P 500/CITIGROUP PURE VALUE INDEX. The S&P 500/Citigroup Pure Value Index is narrow in focus, containing only those S&P 500(R) companies with strong value characteristics. As of December 30, 2005, the S&P 500/Citigroup Pure Value Index included companies with an average capitalization of $18.8 billion.

NASDAQ 100 INDEX(R). The Nasdaq 100 Index(R) is a modified capitalization weighted index composed of 100 of the largest non-financial companies listed on Nasdaq. As of December 30, 2005, the Nasdaq 100 Index(R) included companies with an average capitalization of $20.7 billion.

S&P MIDCAP 400(R) INDEX. The S&P MidCap 400(R) Index is a modified capitalization-weighted index composed of 400 mid cap stocks chosen by S&P for market size, liquidity, and industry group representation. It covers approximately 7% of the U.S. equities market. As of December 30, 2005, the S&P MidCap 400(R) Index included companies with an average capitalization of $2.9 billion.

S&P MIDCAP 400/CITIGROUP PURE GROWTH INDEX. The S&P MidCap 400/Citigroup Pure Growth Index is narrow in focus, containing only those

146



S&P MidCap 400(R) companies with strong growth characteristics. As of December 30, 2005, the S&P MidCap 400/Citigroup Pure Growth Index included companies with an average capitalization of $3.8 billion.

S&P MIDCAP 400/CITIGROUP PURE VALUE INDEX. The S&P MidCap 400/Citigroup Pure Value Index is narrow in focus, containing only those S&P MidCap 400(R) companies with strong growth characteristics. As of December 30, 2005, the S&P MidCap 400/Citigroup Pure Value Index included companies with an average capitalization of $2.3 billion.

RUSSELL 2000(R) INDEX. The Russell 2000(R) Index is composed of the 2,000 smallest companies in the Russell 3000(R) Index, representing approximately 11% of the Russell 3000(R) total market capitalization. The Russell 3000(R) Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. As of December 30, 2005, the Russell 2000(R) Index included companies with an average capitalization of $742 million.

S&P SMALLCAP 600/CITIGROUP PURE GROWTH INDEX. The S&P SmallCap 600/Citigroup Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600(R) companies with strong growth characteristics. As of December 30, 2005, the S&P SmallCap 600/Citigroup Pure Growth Index included companies with an average capitalization of $1.2 billion.

S&P SMALLCAP 600/CITIGROUP PURE VALUE INDEX. The S&P SmallCap 600/Citigroup Pure Value Index is narrow in focus, containing only those S&P SmallCap 600(R) companies with strong value characteristics. As of December 30, 2005, the S&P SmallCap 600/Citigroup Pure Value Index included companies with an average capitalization of $757 million.

DOW JONES STOXX 50 INDEX(SM). The Dow Jones STOXX 50 Index(SM) is a capitalization-weighted index composed of 50 European blue chip stocks. Index members are chosen by Stoxx Ltd. from 16 countries under criteria designed to identify highly liquid companies that are leaders in their sectors. As of December 30, 2005, the Dow Jones STOXX 50 Index(SM) included companies with an average capitalization of $77.5 billion.

TOPIX 100 INDEX. The Topix 100 Index is an index designed to measure performance of the 100 most liquid stocks with the largest market capitalization that are members of the broader Topix Index. The Topix and Topix 100 Indices are published by the Tokyo Stock Exchange. As of December 30, 2005, the Topix 100 Index included companies with an average capitalization of $24.5 billion.

LONG TREASURY BOND. The Long Treasury Bond is the current U.S. Treasury bond with the longest maturity. Currently, the longest maturity of a U.S. Treasury Bond is 30 years.

                                                                  PROSPECTUS 147


GSCI(R) TOTAL RETURN INDEX. The GSCI(R) Total Return Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. The returns are calculated on a fully-collateralized basis with full reinvestment. The GSCI Total Return Index is significantly different than the return from buying physical commodities.

U.S. DOLLAR INDEX(R). The U.S. Dollar Index(R) (USDX) provides a general indication of the international value of the U.S. Dollar. The USDX does this by calculating the weighted average of the change in six major foreign currency exchange rates (Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona, and Swiss Franc) against the U.S. Dollar. The USDX is calculated continuously using foreign exchange quotes from hundreds of banks around the world.


--------------------------------------------------------------------------------
UNDERSTANDING COMPOUNDING & THE EFFECT OF LEVERAGE


It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on a fund will generally cause the fund's performance to not match the performance of the index underlying the fund's benchmark over a period of time greater than one day. The following simple examples provide an illustration:


EXAMPLE A: Assume you invest $100 in Fund A, a typical index fund that seeks to match the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund A would be expected to increase $10 (10% of $100) to $110. The next day, if the index decreases 10%, the value of your shares in Fund A would be expected to decrease $11 (10% of $110) to $99.

EXAMPLE B: Assume you invested $100 in Fund B, a fund that seeks to return 200% of the performance of the same index. On day one, the value of your shares in Fund B would be expected to increase $20 (20% of $100) to $120. On day two, however, the value of your shares in the leveraged fund would be expected to decrease $24 (20% of $120) to $96.


Because of the effect of compounding, in each case the value of your investment declined even though the index went up 10% on day one and down 10% on day two. However, the effect of compounding was more pronounced when combined with leverage (Example B).

The examples demonstrate that over time, the cumulative percentage increase or decrease in the net asset value of a Fund may diverge significantly from the cumulative percentage increase or decrease in the multiple of the return of the index underlying a Fund's benchmark due to the compounding effect of losses and gains on the returns of the Fund. It is also expected that a Fund's use of consistently applied leverage will cause the Fund to underperform the compounded return of twice its benchmark in a trendless or flat market.

--------------------------------------------------------------------------------

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148



ADVISOR'S INVESTMENT METHODOLOGY

The Advisor develops and implements structured investment strategies designed to achieve each Fund's objective.


The Advisor uses quantitative methods to construct portfolios that correlate highly with their respective benchmarks. Statistical techniques are then used to determine the optimal mix of assets for each Fund. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability.


DOMESTIC EQUITY, INTERNATIONAL EQUITY, FIXED INCOME, COMMODITIES, DYNAMIC STRENGTHENING DOLLAR AND DYNAMIC WEAKENING DOLLAR FUNDS. The Advisor's primary objective for the Funds is to correlate with the performance of the index underlying each Fund's benchmark. The following Funds - the Nova, Mid-Cap Advantage, Russell 2000(R) Advantage, Europe Advantage, Japan Advantage, Government Long Bond Advantage, Dynamic Strengthening Dollar and Dynamic Weakening Dollar Funds - are invested to achieve returns that magnify the returns of the indices underlying their benchmarks. These leveraged returns are achieved not by borrowing, but by the use of futures and other instruments that stimulate leveraged returns without requiring a commitment of cash in excess of the Funds' assets. For the Inverse S&P 500, Inverse OTC, Inverse Government Long Bond, Inverse Mid-Cap, Inverse Russell 2000(R) and Dynamic Weakening Dollar Funds, the Advisor uses short selling techniques to produce returns that move inversely to the performance of their respective indices.

SECTOR FUNDS. In managing the Sector Funds, the Advisor's objective is to develop a liquid portfolio of stocks for the Sector Funds that effectively represents a particular economic segment of the market. Because appropriate published indices are not available for many of the Sector Funds, the Advisor has developed its own methodology to construct objective performance benchmarks. The Advisor first identifies the investment universe for each sector, which is defined as companies that derive at least 50% of their assets, gross income or net profits from business activity in the given sector. The Advisor then employs a quantitative model to screen companies based on criteria of capitalization, liquidity and correlation. The resulting portfolio is weighted by market capitalization with some modifications to ensure diversification. The Advisor closely monitors the efficacy of this methodology, and makes periodic changes in the composition of the Sector Funds to ensure that each Fund remains a valid representative of its sector.

MASTER-FEEDER INVESTMENT STRUCTURE. As discussed in their respective "Fund Information" sections, the Nova, Inverse S&P 500, Inverse OTC, and

                                                                  PROSPECTUS 149



Inverse Government Long Bond Funds pursue their respective investment objectives INDIRECTLY by investing through what is sometimes referred to as a "master-feeder arrangement." Prior to April 3, 2000, the predecessors to these Funds did not use a master-feeder arrangement. Each of the other Funds reserves the right to pursue its investment objective through a master-feeder arrangement.

Under a master-feeder arrangement, a Fund's investment portfolio is composed solely of shares of a "master fund," which is a separate mutual fund that has an identical investment objective, E.G., the Inverse S&P 500 Fund would act as a "feeder fund," holding shares of its master fund as its only investment. As a result, the Fund has an indirect interest in all of the securities owned by its corresponding master fund. Because of this indirect interest, the Fund's investment returns should be the same as those of the master fund, adjusted for Fund expenses.

The Advisor manages the investment portfolios of each Fund and its corresponding master fund. Under the master-feeder arrangement, investment advisory fees and custody fees are charged at the master-fund level, and other administrative costs are charged at the feeder-fund level. This arrangement avoids a "layering" of fees, E.G., each Fund's Total Annual Operating Expenses would be no higher as a result of investing in a master-feeder arrangement than they would be if the Funds pursued their investment objectives directly. In addition, the Advisor may discontinue investing through the master-feeder arrangement and manage the Fund directly if the Trust's Board of Trustees determines that doing so is in the best interests of shareholders.


OTHER INVESTMENT PRACTICES AND STRATEGIES

Please see the Statement of Additional Information (the "SAI") for a more complete list of portfolio investment strategies, permitted investments and related risks.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

As indicated below, the Funds (which includes their respective "master fund") are subject to a number of risks that may affect the value of the Funds' shares.


COMMODITY-LINKED DERIVATIVE INVESTMENT RISK (COMMODITIES FUND) - The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets.

150


     INDEX-LINKED AND COMMODITY-LINKED "STRUCTURED" SECURITIES - The Commodities Fund invests in derivative instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices, such as the GSCI. These are "commodity-linked" or "index-linked" securities. They are sometimes referred to as "structured securities" because the terms of the instrument may be structured by the issuer of the security and the purchaser of the security, such as the Fund. These securities may be issued by banks, brokerage firms, insurance companies and other corporations.

     The value of these securities will rise or fall in response to changes in the underlying commodity or related index or investment. These securities expose the Fund economically to movements in commodity prices. In addition to commodity price risk, the securities also are subject to credit and interest rate risks that in general affect the values of debt securities. Therefore, at maturity, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments that are more or less than the stated coupon interest payments.

DEPOSITARY RECEIPT RISK (DOMESTIC EQUITY, SECTOR AND INTERNATIONAL EQUITY FUNDS)
- The Domestic Equity, Sector, and International Equity Funds may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in a Fund's portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Foreign securities markets also generally have less trading volume and less liquidity than U.S. securities markets. Investments in the underlying foreign securities also involve political and economic risks.


EARLY CLOSING RISK (ALL FUNDS EXCEPT THE U.S. GOVERNMENT MONEY MARKET FUND) - The normal close of trading of securities listed on Nasdaq and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in a Fund's inability to buy or sell securities on that day. If an exchange closes early on a day when one or more of the Funds need to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.


FIXED INCOME RISK (FIXED INCOME FUNDS) - The market value of fixed income investments will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. In addition, falling interest rates may cause an issuer to redeem or "call" a security before its stated maturity, which may result in an underlying fund having to reinvest the proceeds in lower yielding securities. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Fixed income investments are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

                                                                  PROSPECTUS 151



FOREIGN CURRENCY RISK (SECTOR, INTERNATIONAL, DYNAMIC STRENGTHENING DOLLAR AND DYNAMIC WEAKENING DOLLAR FUNDS) - The Funds' investments in securities denominated in foreign currencies are subject to currency risk. Currency risks include the following:

     o The value of a Fund's assets measured in U.S. Dollars may be affected by changes in currency exchange rates and exchange control regulations.

     o A Fund may incur transaction costs in connection with conversions between various currencies.

Under normal circumstances, the Funds do not plan to hedge against the risks of variation in currency exchange rates relative to the U.S. Dollar. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.

FOREIGN SECURITIES RISK (SECTOR AND INTERNATIONAL EQUITY FUNDS) - Investing in securities of foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.


FUTURES AND OPTIONS RISK (ALL FUNDS EXCEPT THE U.S. GOVERNMENT MONEY MARKET
FUND) - The Funds may invest a percentage of their assets in futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

     FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a

152


     specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

     OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover their positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover their positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Funds.

     The risks associated with the Funds' use of futures and options contracts include:

     o The Funds experiencing losses over certain ranges in the market that exceed losses experienced by funds that do not use futures contracts and options.

     o There may be an imperfect correlation between the changes in market value of the securities held by Funds and the prices of futures and options on futures.

     o Although the Funds will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Funds may be unable to close out their futures contracts at a time which is advantageous.

     o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

     o Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.


INDUSTRY CONCENTRATION RISK (INVERSE OTC, OTC, COMMODITIES, AND SECTOR FUNDS) - With the exception of the Sector Funds and the Commodities Fund none of the Funds will invest 25% or more of the value of a Fund's total assets in the securities or commodities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the

                                                                  PROSPECTUS 153



extent the index underlying a Fund's benchmark is concentrated in a particular industry, a Fund will necessarily be concentrated in that industry. Currently, the index underlying the OTC Fund's and the Inverse OTC Fund's benchmark -- the Nasdaq 100 Index(R)-- is concentrated in technology companies. The Sector Funds invest in the securities of a limited number of issuers conducting business in a specific market sector and therefore may be concentrated in an industry or group of industries within a sector. Similarly, the Commodities Fund invests, to a significant extent, in commodities or commodity-linked derivatives concentrated in the same economic sector. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that a Fund will be more susceptible to the risks that are associated with that industry or group of industries than a fund that does not concentrate its investments.

MARKET RISK (ALL FUNDS EXCEPT FIXED INCOME, ALTERNATIVE, AND U.S. GOVERNMENT MONEY MARKET FUNDS) - The Funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the NAV of the Funds to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Funds' equity securities and equity derivatives may fluctuate drastically from day to day. Because of their link to the equity markets, an investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.


NON-DIVERSIFICATION RISK (ALL FUNDS EXCEPT THE U.S. GOVERNMENT MONEY MARKET
FUND) - Since each Fund is non-diversified, each Fund may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.


SHORT SALES RISK (INVERSE S&P 500, INVERSE OTC , INVERSE MID-CAP, INVERSE RUSSELL 2000(R), INVERSE GOVERNMENT LONG BOND, DYNAMIC STRENGTHENING DOLLAR AND DYNAMIC WEAKENING DOLLAR FUNDS) - Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at


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154



the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when a Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the cash generated by the short sale. To the extent that the interest rate that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. This type of short sales expense is sometimes referred to as the "negative cost of carry," and will tend to cause a Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

SMALL-CAPITALIZATION AND MID-CAPITALIZATION ISSUER RISK (MID-CAP ADVANTAGE, INVERSE MID-CAP, MID-CAP GROWTH, MID-CAP VALUE, RUSSELL 2000(R) ADVANTAGE, RUSSELL 2000(R), INVERSE RUSSELL 2000(R), SMALL-CAP GROWTH, SMALL-CAP VALUE AND REAL ESTATE FUNDS) - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small-capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon relatively small management groups. These securities may trade over-the-counter or be listed on an exchange and may or may not pay dividends.

                                                                  PROSPECTUS 155



STRUCTURED NOTE RISK (COMMODITIES FUND) - The Commodities Fund intends to invest in commodity-linked structured notes. Commodity-linked structured notes provide exposure to the investment returns of "real assets" (I.E., assets that have tangible properties) that trade in the commodities markets without investing directly in physical commodities. The performance of these notes is determined by the price movement of the commodities underlying the note. A highly liquid secondary market may not exist for the commodity-linked structured notes, and there can be no assurance that one will develop. However, on April 10, 2006, Rydex received a private letter ruling from the IRS that concluded that commodity-linked structured notes will produce qualifying income for a regulated investment company under the Internal Revenue Code of 1986, as amended. Consequently, the Advisor believes that other mutual funds may increase their investment in commodity-linked structured notes leading to the creation and maintenance of a more liquid secondary market.

SWAP COUNTERPARTY CREDIT RISK (DOMESTIC EQUITY, INTERNATIONAL EQUITY, DYNAMIC STRENGTHENING DOLLAR AND DYNAMIC WEAKENING DOLLAR Funds) - The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Funds will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

TRACKING ERROR RISK (DOMESTIC EQUITY, INTERNATIONAL EQUITY, FIXED INCOME, COMMODITIES, DYNAMIC STRENGTHENING DOLLAR AND DYNAMIC WEAKENING DOLLAR FUNDS) - Tracking error risk refers to the risk that the Domestic Equity, International Equity, Fixed Income, Commodities, Dynamic Strengthening Dollar, and Dynamic Weakening Dollar Funds' returns may not match or correlate to the returns of their respective benchmarks on either a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Funds' investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, high portfolio turnover rate and leverage all contribute to tracking error.

In addition to these factors, the risk of tracking error for the International Equity Funds is compounded by the time difference between the close of the

156



foreign securities markets underlying the Funds' respective benchmarks and the time the Funds price their shares at the close of the New York Stock Exchange ("NYSE").


TRADING HALT RISK (ALL FUNDS EXCEPT THE U.S. GOVERNMENT MONEY MARKET FUND) - The Funds typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange ("CME"), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Funds may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Funds price their shares may limit the Funds' ability to use leverage and may prevent the Funds from achieving their investment objectives. In such an event, the Funds also may be required to use a "fair-value" method to price their outstanding contracts.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

                                                                  PROSPECTUS 157


INVESTING WITH RYDEX:
SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

Investor Class and H-Class Shares are offered directly through Rydex Fund Services, Inc. and also through authorized securities brokers and other financial intermediaries.

OPENING YOUR ACCOUNT


You will need to open a Rydex shareholder account to make share transactions - buy, sell or exchange shares of the Funds. You can request an account application by calling Rydex shareholder services at 800.820.0888 or
301.296.5406 or simply download an application from the Rydex web site - www.rydexinvestments.com. Certain account types may be opened online via the website. For more information on opening an account, call Rydex shareholder services at 800.820.0888 or 301.296.5406 or visit www.rydexinvestments.com.


The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need to complete a different application than you would if you were opening a taxable account. When you call Rydex to request an account application, be sure to let the shareholder services representative know what type of account you want to open to ensure that you receive the correct application.

If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Rydex.

--------------------------------------------------------------------------------
MINIMUM AMOUNTS


The minimum initial investment amount and minimum account balance requirements for Investor Class and H-Class Shares are:


o    $25,000 non-managed accounts (INCLUDING RETIREMENT ACCOUNTS)

o    $15,000 for accounts managed by a financial intermediary

Accounts opened through a financial intermediary will be subject to your financial intermediary's minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.

For new IRA accounts to meet Investor or H-Class Shares' minimum investment amount requirements, you must transfer an existing IRA (or multiple IRAs) to open an IRA account with Rydex.

There are no minimum amounts for subsequent investments in the Funds. Rydex reserves the right to modify its minimum account requirements at any time, with or without prior notice to you.
--------------------------------------------------------------------------------

158



TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

o You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

o    Attach a copy of the trust document when establishing a trust account.

o When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of corporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

o You must provide a street address (Rydex does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

o    BE SURE TO SIGN THE APPLICATION.

o If you open an account directly with Rydex you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.


TRANSACTION INFORMATION

This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the NYSE is open for business (a "Business Day").


The Government Long Bond Advantage Fund and the Inverse Government Long Bond Fund will not accept transaction orders and will not calculate NAV (as defined below) on days when the U.S. Government Bond market is closed, including Columbus Day.


TRANSACTION CUT-OFF TIMES

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received in good order by the Funds' transfer agent, distributor, or authorized dealer. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day's trading activity to the Funds' Advisor. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check or wire transfer.

                                                                  PROSPECTUS 159


METHOD         FUND                               MORNING CUT-OFF TIME       AFTERNOON CUT-OFF TIME
----------------------------------------------------------------------------------------------------
By Mail        All Funds                          Not Available              Market Close

By Phone       Domestic Equity Funds - except     Not Available              3:45 P.M., Eastern Time
               for the S&P 500 Fund and Russell
               2000(R) Fund
               Domestic Equity Funds - S&P 500    10:30 A.M., Eastern Time   3:45 P.M., Eastern Time
               Fund and Russell 2000(R) Fund
               only
               Sector Funds                       Not Available              3:30 P.M., Eastern Time
               International Equity Funds         Not Available              3:45 P.M., Eastern Time
               Fixed Income Funds                 Not Available              3:45 P.M., Eastern Time
               Alternative Funds - Dynamic        Not Available              3:45 P.M., Eastern Time
               Strengthening Dollar Fund and
               Dynamic Weakening Dollar Fund
               only
               Alternative Funds - Commodities    Not Available              3:30 P.M., Eastern Time
               Fund only
               U.S. Government Money Market       Not Available              1:00 P.M., Eastern Time
               Fund**

By Internet    Domestic Equity Funds - except     Not Available              3:50 P.M., Eastern Time
               for the S&P 500 Fund and Russell
               2000(R) Fund
               Domestic Equity Funds - S&P 500    10:30 A.M., Eastern Time   3:50 P.M., Eastern Time
               Fund and Russell 2000(R) Fund
               only
               Sector Funds                       Not Available              3:45 P.M., Eastern Time
               International Equity Funds         Not Available              3:50 P.M., Eastern Time
----------------------------------------------------------------------------------------------------

160


METHOD         FUND                               MORNING CUT-OFF TIME       AFTERNOON CUT-OFF TIME
----------------------------------------------------------------------------------------------------
By Internet    Fixed Income Funds                 Not Available              3:50 P.M., Eastern Time
               Alternative Funds - Dynamic        Not Available              3:50 P.M., Eastern Time
               Strengthening Dollar Fund and
               Dynamic Weakening Dollar Fund
               only
               Alternative Funds - Commodities    Not Available              3:45 P.M., Eastern Time
               Fund only
               U.S. Government Money Market       Not Available              1:00 P.M., Eastern Time
               Fund**

By Financial   All Funds - except for the S&P     Not Available              Market Close*
Intermediary   500 Fund and Russell 2000(R)
               Fund

               Domestic Equity Funds - S&P 500    10:30 A.M., Eastern Time*
               Fund and Russell 2000(R) Fund
               only
----------------------------------------------------------------------------------------------------

* EACH FINANCIAL INTERMEDIARY MAY HAVE ITS OWN RULES ABOUT SHARE TRANSACTIONS, AND MAY HAVE DIFFERENT CUT-OFF TIMES FOR PROCESSING YOUR TRANSACTION ORDER.

** TO RECEIVE THE CURRENT BUSINESS DAY'S DIVIDEND FOR THE U.S. GOVERNMENT MONEY MARKET FUND, THE FUND MUST RECEIVE YOUR WIRE PURCHASE ORDER BY 1:00 P.M., EASTERN TIME. ALL REDEMPTION ORDERS RECEIVED PRIOR TO 1:00 P.M., EASTERN TIME WILL NOT RECEIVE THE CURRENT BUSINESS DAY'S DIVIDEND. ALL REDEMPTION ORDERS RECEIVED AFTER 1:00 P.M., EASTERN TIME ARE ENTITLED TO THE CURRENT BUSINESS DAY'S DIVIDEND.

EARLY TRANSACTION CUT-OFF TIMES

On any day that a Fund calculates NAV earlier than normal, as described above, Rydex reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.

                                                                  PROSPECTUS 161


CALCULATING NAV

The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV.

Each Fund calculates its NAV by:

o    Taking the current market value of its total assets

o    Subtracting any liabilities

o    Dividing that amount by the total number of shares owned by shareholders


The Funds, except for the S&P 500 Fund and Russell 2000(R) Fund, calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). The S&P 500 Fund and Russell 2000(R) Fund calculate NAV twice each Business Day in the morning and again in the afternoon. The S&P 500 and Russell 2000(R) Funds' morning NAV is calculated as of 10:45 a.m., Eastern Time and the Funds' afternoon NAV is calculated as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time).

If the exchange or market where a Fund's securities or other investments are primarily traded closes early - such as on days in advance of holidays generally observed by participants in these markets - the NAV may be calculated earlier in accordance with the policies set forth in the Funds' SAI. The S&P 500 Fund and Russell 2000(R) Fund will only calculate NAV once on days when the exchange or market on which the Funds' securities or other investments trade closes early at the close of the exchange or market. These dates are listed in the SAI.

In calculating NAV, each Fund, except for the Europe Advantage and Japan Advantage Funds, generally values its investment portfolio based on the market price of the securities as of the time a Fund determines NAV. If market prices are unavailable or a Fund thinks that they are unreliable, the Funds price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to a Fund's NAV calculation. The Funds may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Funds calculate NAV. Because the commodities markets typically close at 3:00 p.m., Eastern Time, before the Commodities Fund determines its NAV, the Commodities Fund may be more likely to rely on fair valuation each day when determining its NAV.

162

The Europe Advantage and Japan Advantage Funds generally value their assets at fair value using procedures approved by the Board of Trustees because of the time difference between the close of the relevant foreign exchanges and the time the Europe Advantage and Japan Advantage Funds price their shares at the close of the NYSE. As such, the value assigned to the Europe Advantage and Japan Advantage Funds' securities may not be the quoted or published prices of those securities on their primary markets or exchanges.


The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

The U.S. Government Money Market Fund values its assets using the amortized cost method of valuation pursuant to procedures approved by the Funds' Board of Trustees.

More information about the valuation of the Funds' holdings and the amortized cost method can be found in the Statement of Additional Information.

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY

If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order contains all of the necessary information, sometimes referred to as "good order," and promptly transmitting your order to the Funds. Transaction orders received in good order by your financial intermediary will be processed at the Funds' next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have different cut-off times for processing your transaction order. For more information about your financial intermediary's rules and procedures, you should contact your financial intermediary directly.

                                                                  PROSPECTUS 163


BUYING FUND SHARES
--------------------------------------------------------------------------------

The Funds offer their shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares. Purchase orders, like any other share transaction, are subject to the Funds' transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order.

PURCHASE PROCEDURES

The Funds offer you the option to submit purchase orders through your financial intermediary or send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or Automated Clearing House ("ACH"). The Funds do not accept cash or cash equivalents (such as travelers' checks, money orders or bearer bonds), government checks, third-party checks or checks drawn on a line of credit (including credit card convenience checks). Cashiers checks, bank checks, official checks and treasurers' checks less than or equal to $10,000 are also not accepted. Rydex reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds. You may buy shares and send your purchase proceeds by any of the methods described below:

164



-----------------------------------------------------------------------------------------
                        INITIAL PURCHASE                    SUBSEQUENT PURCHASES
                -------------------------------------------------------------------------
                Complete the account application   Complete the Rydex investment slip
                that corresponds to the type of    included with your quarterly statement
                account you are opening.           or send written purchase instructions
                                                   that include:
BY MAIL         o MAKE SURE TO DESIGNATE WHICH
                RYDEX FUND(S) YOU WANT TO          o YOUR NAME
IRA AND OTHER   PURCHASE.                          o YOUR SHAREHOLDER ACCOUNT NUMBER
RETIREMENT      o MAKE SURE YOUR INVESTMENT        o WHICH RYDEX FUND(S) YOU WANT TO
ACCOUNTS        MEETS THE ACCOUNT MINIMUM.         PURCHASE.
REQUIRE         -------------------------------------------------------------------------
ADDITIONAL                    Make your check payable to RYDEX INVESTMENTS.
PAPERWORK.      -------------------------------------------------------------------------
                          Your check must be drawn on a U.S. bank and payable in
CALL RYDEX                                    U.S. Dollars.
SHAREHOLDER     -------------------------------------------------------------------------
SERVICES TO           Include the name of the Rydex Fund(s) you want to purchase on
REQUEST A                                       your check.
RETIREMENT
ACCOUNT            IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO PURCHASE, YOUR
INVESTOR                      INVESTMENT WILL BE CREDITED TO THE RYDEX U.S.
APPLICATION                           GOVERNMENT MONEY MARKET FUND.
KIT.            -------------------------------------------------------------------------
                Mail your application and          Mail your written purchase
                check to:                          instructions and check to:
                -------------------------------------------------------------------------
                MAILING ADDRESS:

                Rydex Investments
                Attn: Ops. Dept.
                9601 Blackwell Road, Suite 500
                Rockville, MD 20850
-----------------------------------------------------------------------------------------

                                                                  PROSPECTUS 165



-----------------------------------------------------------------------------------------
                         INITIAL PURCHASE                  SUBSEQUENT PURCHASES
                -------------------------------------------------------------------------
                Submit new account paperwork,      Be sure to designate in your wire
                and then call Rydex to obtain      instructions which Rydex Fund(s) you
                your account number.               want to purchase.

BY WIRE         o MAKE SURE TO DESIGNATE WHICH
                RYDEX FUND(S) YOU WANT TO
RYDEX           PURCHASE.
SHAREHOLDER     o MAKE SURE YOUR INVESTMENT
SERVICES        MEETS THE ACCOUNT MINIMUM.
PHONE           -------------------------------------------------------------------------
NUMBER:         To obtain "same-day credit" (to get that Business Day's NAV) for your
800.820.0888    purchase order, YOU MUST CALL RYDEX SHAREHOLDER SERVICES AND PROVIDE THE
OR              FOLLOWING INFORMATION PRIOR TO THE TRANSACTION CUT-OFF TIME FOR THE RYDEX
301.296.5406    FUND(S) YOU ARE PURCHASING:

                o Account Number
                o Fund Name
                o Amount of Wire
                o Fed Wire Reference Number (upon request)

                You will receive a confirmation number to verify that your purchase order has been accepted.

                  IF YOU DO NOT NOTIFY RYDEX SHAREHOLDER SERVICES OF THE INCOMING WIRE,
                    YOUR PURCHASE ORDER WILL NOT BE PROCESSED UNTIL THE BUSINESS DAY
                                   FOLLOWING THE RECEIPT OF THE WIRE.
                -------------------------------------------------------------------------
                WIRE INSTRUCTIONS:

                U.S. Bank
                Cincinnati, OH
                Routing Number: 0420-00013
                For Account of: Rydex Investments
                Account Number: 48038-9030
                [Your Name]
                [Your shareholder account number]

                 IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO PURCHASE, YOUR
               INVESTMENT WILL BE CREDITED TO THE RYDEX U.S. GOVERNMENT MONEY MARKET FUND.
-----------------------------------------------------------------------------------------

166



                -------------------------------------------------------------------------
                         INITIAL PURCHASE                    SUBSEQUENT PURCHASES
                -------------------------------------------------------------------------
BY ACH          Submit new account paperwork,      Send written purchase instructions
(FAX)           and then call Rydex to obtain      that include:
                your account number.  Be sure to
RYDEX FAX       complete the "Electronic           o YOUR NAME
NUMBER:         Investing via ("ACH") section.     o YOUR SHAREHOLDER ACCOUNT NUMBER
301.296.5103    Then, fax it to Rydex (ONLY        o WHICH RYDEX FUND(S) YOU WANT TO
                Individual, Joint and UGMA/UTMA    PURCHASE
                accounts may be opened by fax).    o ACH BANK INFORMATION (IF NOT ON
                                                   RECORD).

                o MAKE SURE TO INCLUDE A LETTER
                OF INSTRUCTION REQUESTING THAT
                WE PROCESS YOUR PURCHASE BY ACH.
                o MAKE SURE TO DESIGNATE WHICH
                RYDEX FUND(S) YOU WANT TO
                PURCHASE.
                o MAKE SURE YOUR INVESTMENT
                MEETS THE ACCOUNT MINIMUM.
-----------------------------------------------------------------------------------------
BY ACH                        Follow the directions on the Rydex web site -
(INTERNET)                               www.rydexinvestments.com
-----------------------------------------------------------------------------------------

CANCELLED PURCHASE ORDERS

Rydex will ordinarily cancel your purchase order under the following circumstances:

     o    if your bank does not honor your check for any reason

     o    if the transfer agent (Rydex) does not receive your wire transfer

     o    if the transfer agent (Rydex) does not receive your ACH transfer

     o    if your bank does not honor your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND(S) MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND(S) NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND(S) WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

                                                                  PROSPECTUS 167


SELLING FUND SHARES
--------------------------------------------------------------------------------

The Funds redeem their shares continuously and investors may sell their shares back to the Funds. You may redeem all or any portion of your Fund shares at the Fund's next determined NAV calculated after your redemption order is received in good order by the transfer agent. Redemption orders, like any other share transaction, are subject to the Funds' transaction cut-off times and will be processed at the NAV next determined after your redemption order is received in good order by the transfer agent.

The Funds may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the U.S. Securities and Exchange Commission (the "SEC"). The Funds reserve the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

REDEMPTION PROCEDURES

You will ordinarily submit your transaction order through Rydex directly or through your financial intermediary or other securities dealers through which you opened your shareholder account. The Funds also offer you the option to send redemption orders by:

--------------------------------------------------------------------------------
            Rydex Investments
            Attn: Ops. Dept.
MAIL        9601 Blackwell Road, Suite 500
            Rockville, MD 20850
--------------------------------------------------------------------------------
            301.296.5103
            If you send your redemption order by fax, you must call
FAX         Rydex shareholder services at 800.820.0888 or 301.296.5406 to verify that your fax was received and when it will be
            processed.
--------------------------------------------------------------------------------
TELEPHONE   800.820.0888 or 301.296.5406 (not available for retirement accounts)
--------------------------------------------------------------------------------

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

o    your name

o    your shareholder account number

o    Fund name(s)

o    dollar amount or number of shares you would like to sell

168


o whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a signature guarantee)

o    signature of account owner(s) (not required for telephone redemptions)

You may only place a redemption order if you are the registered owner of the account or the registered owner has given Rydex written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.

DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS

Distributions from your tax-qualified plan or individual retirement account
(IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.

RECEIVING YOUR REDEMPTION PROCEEDS

Your redemption proceeds normally will be sent within seven days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be wired on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PAYMENT OF REDEMPTION PROCEEDS MAY BE DELAYED UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT YOUR PURCHASE HAS CLEARED. IT MAY TAKE UP TO 15 DAYS FOR YOUR PURCHASE TO CLEAR.

All redemptions will be mailed to your address of record, sent electronically via ACH or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE AND MAY NOT BE FAXED.

--------------------------------------------------------------------------------
SIGNATURE GUARANTEES

Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Funds.
--------------------------------------------------------------------------------

                                                                  PROSPECTUS 169


REDEEMING SHARES BY CHECKWRITING

If you hold shares directly, you may redeem shares from the U.S. Government Money Market Fund by writing checks for $500 or more on your existing account. The checks may be made payable to any person or entity and your account will continue to earn dividends until the check clears. If your balance in the U.S. Government Money Market Fund is insufficient to cover the amount of your check, the transfer agent will automatically exchange sufficient funds from your Rydex Fund with the highest account balance to cover the check.

You can obtain a check-writing application by calling 800.820.0888. Because of the difficulty of determining in advance the exact value of your Fund account, you may not use a check to close your account. There is no fee for the check-writing privilege, but if payment on a check is stopped upon your request, or if the check cannot be honored because of insufficient funds or other valid reasons, you may be charged a fee by the financial institution where you presented your check for payment. The Funds may suspend the check-writing privilege at any time.

LOW BALANCE ACCOUNTS

To offset the administrative expense of servicing small accounts, the Funds may impose, without additional notice, an administrative fee of $15 per year during periods where your account balance falls below the account minimum requirements for any reason. The Funds may redeem your shares if the value of your account falls below the required minimum investment amount. However, the Funds will provide you with at least 30 days' written notice to allow you sufficient time to add to your account and avoid the redemption of your shares.

EXCHANGING FUND SHARES
--------------------------------------------------------------------------------


Unlike most mutual funds, the Funds, except for the Commodities Fund, offer unlimited exchange privileges with no minimum holding periods or transaction fees. An exchange is when you sell shares of one Fund and use the proceeds from that sale to purchase shares of another Fund. Investors may make exchanges on any Business Day of Investor Class Shares or H-Class Shares of any Fund for Investor Class Shares or H-Class shares of any other Fund, on the basis of the respective NAVs of the shares involved. Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Rydex Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Funds' transfer agent prior to the cut-off time of the Fund you are exchanging out of or the Fund you are exchanging into, whichever is earlier, to be processed at that Business Day's NAV. See "Exchanges with other Rydex Funds" below for additional

170



information. The exchange privilege may be modified or discontinued at any time.


EXCHANGE PROCEDURES

The Funds offer you the option to send exchange requests by:

--------------------------------------------------------------------------------
            Rydex Investments
   MAIL     Attn: Ops. Dept.
            9601 Blackwell Road, Suite 500
            Rockville, MD 20850
--------------------------------------------------------------------------------
            301.296.5101
            If you send your exchange request by fax, you must call Rydex
   FAX      shareholder services at 800.820.0888 to verify that your fax was received and when it will be processed.
--------------------------------------------------------------------------------
TELEPHONE   800.820.0888 OR 301.296.5406
--------------------------------------------------------------------------------
 INTERNET   Follow the directions on the Rydex web site -
            www.rydexinvestments.com
--------------------------------------------------------------------------------

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

o    your name

o    your shareholder account number

o Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying)

o dollar amount, number of shares or percentage of Fund position involved in the exchange

o signature of account owner(s) (not required for telephone or internet exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given Rydex written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

MINIMUM EXCHANGE AMOUNTS

The minimum amount for an exchange is either $1,000 or 100% of the Fund position from which the exchange is coming, whichever is less. If you are exchanging the minimum amount, you may not split the proceeds between multiple Rydex Funds. If you place exchange transactions in shares or in percentages, the minimum exchange amount still applies. This minimum may be waived for accounts that are part of an asset allocation strategy.

                                                                  PROSPECTUS 171


EXCHANGES WITH OTHER RYDEX FUNDS


On any Business Day, investors may make exchanges of Investor Class Shares or H-Class Shares of any Fund for Investor Class Shares or H-Class Shares (or Advisor Class if applicable) of any Rydex Fund not offered in this Prospectus. While most Rydex Funds offer unlimited exchange privileges with no minimum holding periods or transaction fees, certain Rydex Funds do not allow for unlimited trading. If you are contemplating an exchange for shares of any Rydex Fund not offered in this Prospectus, you should obtain and review that Fund's current prospectus before making the exchange. You can obtain a prospectus for any Rydex Fund not described in this Prospectus by calling 800.820.0888 or
301.296.5406 or visiting the Rydex web site at www.rydexinvestments.com.


RYDEX ACCOUNT POLICIES
--------------------------------------------------------------------------------

SHAREHOLDER IDENTIFICATION AND VERIFICATION

Federal regulations may require the Funds to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open corporate accounts or other entity. The Funds may use this information to attempt to verify your identity. The Funds may not be able to establish an account if the necessary information is not received. The Funds may also place limits on account transactions while it is in the process of attempting to verify your identity. Additionally, if the Funds are unable to verify your identity after your account is established, the Funds may be required to redeem your shares and close your account.

Rydex provides accounts for U.S. citizens and resident aliens. We will not open any new account for any non-resident aliens (natural person or entity). If you are unsure of your status please consult your tax adviser. Non-resident aliens may hold Rydex Funds through a financial intermediary, subject to that financial intermediary's requirements.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under applicable law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in

172


the sole discretion of Fund management, they are deemed to be in the best interests of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT

For information on what is required to make changes and/or additions to your account, and to obtain the appropriate forms, please visit the Rydex web site at www.rydexinvestments.com or call 800.820.0888 or 301.296.5406. If you own shares that are registered in your intermediary's name, and you want to transfer the registration to another intermediary or want the shares registered in your name, then you should contact your intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET

Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Funds, nor their transfer agent, are responsible for internet transactions that are not received.

During periods of unusually high market activity or other times, it may be difficult to reach Rydex by telephone or access our internet site. Rydex and its affiliates will not be liable for any losses resulting from a cause over which Rydex or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (E.G. if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are not able to reach Rydex by your regular medium, consider sending written instructions.

                                                                  PROSPECTUS 173


STATEMENTS & CONFIRMATIONS

You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing or via the internet. You may choose to receive your confirmations and/or statements either by mail or electronically.

EDELIVERY SERVICES

eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the web via email notification. For more information on eDelivery, please visit the Rydex web site at www.rydexinvestments.com. The Funds reserve the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.

SERVICE AND OTHER FEES


Rydex may charge the following administrative fees for services associated with the following:

o    $15 for wire transfers of redemption proceeds under $5,000

o    $50 on purchase checks returned for insufficient funds

o $25 to stop payment of a redemption check within 10 Business Days of the settlement date

o $15 for standard overnight packages (fee may be higher for special delivery options)

o    $25 for bounced draft checks or ACH transactions

o    $15 per year for low balance accounts

o The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

Rydex reserves the right to change any of these fees or add additional service fees at any time.


RETIREMENT ACCOUNT FEES


Certain retirement plans such as IRA, Roth IRA, SEP, and 403(b) accounts, are charged an annual $15 maintenance fee. Upon liquidating your retirement account, an additional $15 account-closing fee will be taken from the proceeds of your redemption.

174


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Because the Funds, except for the Commodities Fund, are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Funds' Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. A significant portion of the assets of the Funds may come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Funds may negatively impact a Fund's ability to achieve its investment objective.

Unlike most other Rydex Funds, the Commodities Fund is not suitable for purchase by active investors. The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Fund.

Rydex will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this Prospectus. Currently, the Fund restricts shareholders to no more than one substantive redemption out of the Fund (by any means, including exchanges) followed by a purchase of the Fund (by any means, including exchanges) within any ninety-day period. "Substantive" means a dollar amount that the Advisor has determined, in its sole discretion, could adversely affect management of the Fund. This restriction will not apply to systematic transactions, including rebalancing programs, automatic investment programs, and dividend reinvestment programs because the Trust reasonably determined that these categories of transactions do not raise frequent trading or market timing concerns. For purposes of applying the Fund's policies, the Advisor may

                                                                  PROSPECTUS 175


consider the trading history of accounts under common ownership or control. In addition, the Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Advisor reasonably believes that the trading activity would be harmful or disruptive to the Fund.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund's access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.

RIGHTS RESERVED BY THE FUNDS

The Funds reserve the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds or in cases where the Funds are requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DISTRIBUTION AND SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


The Funds have adopted a Distribution Plan and a Shareholder Services Plan with respect to H-Class Shares that allows the Funds to pay distribution and/or services fees to the Distributor and other firms that provide distribution and/or shareholder services ("Service Providers"). The Funds will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended. If a Service Provider provides shareholder services, the Funds will pay service fees to the Distributor at an annual rate not to exceed 0.25% of the average daily net assets of a Fund. The Distributor will, in turn, pay the Service Provider for the services it provides. Because the Funds pay these fees out of

176



assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.


COMPENSATION TO DEALERS

The Advisor, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. These payments may be made, at the discretion of the Advisor, to certain dealers who have sold shares of the Rydex Funds. The level of payments made to dealers will generally vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Rydex Funds and promote the retention of their customer's assets in the Funds. Any payments described above will not change the price paid by investors for the purchase of the applicable Rydex Fund's shares or the amount that any particular Rydex Fund will receive as proceeds from such sales. The Advisor determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer's sales, assets, share class utilized and the quality of the dealer's relationship with the Advisor. The Advisor periodically determines the advisability of continuing these payments. The Advisor may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Rydex Funds that are conducted by dealers.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

TIMING OF PAYMENTS

Income dividends, if any, are paid at least annually by each of the Funds, except the Money Market and Government Long Bond Advantage Funds, which declare dividends daily and pay them monthly or upon redemption. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. The Funds make distributions of capital gains, if any, at least annually. The Funds, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of a Fund.

DIVIDEND PAYMENT OPTIONS

Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Funds in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Funds receive your written notice. To cancel your election, simply send written notice to the Funds. Dividends and distributions with values of $10 or less may be automatically reinvested.

                                                                  PROSPECTUS 177


TAX INFORMATION
--------------------------------------------------------------------------------

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS


o Each Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

o The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. The Government Long Bond Advantage Fund and U.S. Government Money Market Fund expect to make primarily distributions that will not be treated as qualified dividend income.

o Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

o Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

o Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

o Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by a Fund from U.S. corporations, subject to certain limitations.

o Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year.

178


o Distributions paid in January but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year.

o A Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

o If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

o With respect to investments by the Europe Advantage Fund and the Japan Advantage Fund, some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in these Funds. In addition, these Funds may be able to pass along a tax credit for foreign income taxes that they pay. A Fund will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election.


TAX STATUS OF SHARE TRANSACTIONS

EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Funds through a tax-qualified retirement plan.

STATE TAX CONSIDERATIONS

A Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

                                                                  PROSPECTUS 179


MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISOR


Rydex Investments, the Advisor, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment adviser and manager of the Funds. The Advisor has served as the investment adviser of the Rydex Funds since each of the Rydex Fund's inception, and serves as sub-adviser to several other mutual funds.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Funds will pay the Advisor a fee at an annualized rate for the fiscal year ended March 31, 2006, based on the average daily net assets for each Fund, as set forth below:

FUND                                                                ADVISORY FEE
--------------------------------------------------------------------------------
NOVA* ...........................................................       0.75%
S&P 500 .........................................................       0.75%
INVERSE S&P 500* ................................................       0.90%
LARGE-CAP GROWTH ................................................       0.75%
LARGE-CAP VALUE .................................................       0.75%
OTC .............................................................       0.75%
INVERSE OTC* ....................................................       0.90%
MID-CAP ADVANTAGE ...............................................       0.90%
INVERSE MID-CAP .................................................       0.90%
MID-CAP GROWTH ..................................................       0.75%
MID-CAP VALUE ...................................................       0.75%
RUSSELL 2000(R) ADVANTAGE .......................................       0.90%
RUSSELL 2000(R) .................................................       0.75%
INVERSE RUSSELL 2000(R) .........................................       0.90%
SMALL-CAP GROWTH ................................................       0.75%
SMALL-CAP VALUE .................................................       0.75%
SECTOR FUNDS (EXCEPT PRECIOUS METALS) ...........................       0.85%
PRECIOUS METALS .................................................       0.75%

180


INTERNATIONAL EQUITY FUNDS ......................................       0.90%
GOVERNMENT LONG BOND ADVANTAGE ..................................       0.50%
INVERSE GOVERNMENT LONG BOND* ...................................       0.90%
COMMODITIES** ...................................................       0.75%
DYNAMIC STRENGTHENING DOLLAR ....................................       0.90%
DYNAMIC WEAKENING DOLLAR ........................................       0.90%
U.S. GOVERNMENT MONEY MARKET ....................................       0.50%

*    THE ADVISORY FEES PAID REPRESENT THE FEES PAID AT THE MASTER FUND LEVEL.

** EFFECTIVE MAY 1, 2006, RYDEX CONTRACTUALLY AGREED TO WAIVE ITS MANAGEMENT FEE TO THE EXTENT NECESSARY TO LIMIT THE ORDINARY OPERATING EXPENSES OF THE FUND (BUT EXCLUDING INTEREST EXPENSES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) TO NOT MORE THAN 1.20% PER ANNUM OF THE AVERAGE MONTHLY NET ASSETS OF THE FUND THROUGH AUGUST 1, 2007 (THE "CONTRACTUAL FEE WAIVER"). THE CONTRACTUAL FEE WAIVER MAY NOT BE MODIFIED OR ELIMINATED PRIOR TO AUGUST 1, 2007, EXCEPT WITH THE APPROVAL OF THE BOARD OF TRUSTEES. THERE IS NO GUARANTEE THAT THE CONTRACTUAL FEE WAIVER WILL CONTINUE BEYOND AUGUST 1, 2007.


The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Board of Trustees who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.


A discussion regarding the basis for the Board's August 2005 approval of the Funds' investment advisory agreement is available in the Funds' March 31, 2005 Annual Report to Shareholders, which covers the period April 1, 2005 to March 31, 2006. A discussion regarding the basis for the Board's August 2006 approval of the Funds' investment advisory agreement will be available in the Fund's September 30, 2006 Semi-Annual Report to Shareholders, which covers the period April 1, 2006 to September 30, 2006.


PORTFOLIO MANAGEMENT


Each Fund is managed by a team of investment professionals. The following provides additional information about the portfolio managers that are jointly and primarily responsible for the day-to-day management of the Funds and their respective management roles.

MICHAEL P. BYRUM, CFA, has been associated with Rydex Investments since the Advisor was founded in 1993. Mr. Byrum was named the President of Rydex Investments in 2004 and has served as Chief Investment Officer of Rydex Investments since 2000. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the

                                                                  PROSPECTUS 181



OTC, Precious Metals, U.S. Government Bond, Long Bond Advantage, Inverse S&P 500 and Inverse OTC Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio for Rydex Investments in 1998, and Executive Vice President in 2000. Prior to joining Rydex Investments, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio. Mr. Byrum has co-managed the Funds since their inception.

JAMES R. KING, CFA, joined Rydex Investments in 1996 and was promoted to assistant portfolio manager in 1997. In 1998, he became a portfolio manager and was promoted in 2001 to senior portfolio manager and currently serves as director of portfolio management. Mr. King has served as an interim director of equity trading and investment operations. Currently, Mr. King's team manages all of the Rydex leveraged and inverse funds, as well as the Sector Rotation Fund, which is offered in separate prospectus. Prior to joining Rydex Investments, Mr. King worked as a registered representative at DMG Securities. He holds a degree in finance from the University of Maryland. Mr. King has co-managed each of the Funds since their inception except for the Nova, Inverse S&P 500, Government Long Bond Advantage, Inverse Government Long Bond, U.S. Government Money Market and Precious Metals Funds, which he has co-managed since he joined Rydex in 1996.

MICHAEL J. DELLAPA, CFA, joined Rydex Investments in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000(R) Advantage, Healthcare, Biotechnology, and Consumer Products Funds. In 2005, Mr. Dellapa became director of investment research. Since joining Rydex Investments, Mr. Dellapa has played a key role in developing research processes and systems to enhance current funds and develop new investment products. Prior to joining Rydex Investments, Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Mr. Dellapa has co-managed the Funds since the Fall of 2005.

Mr. Byrum generally oversees all aspects of the day-to-day management of the Rydex Funds and reviews the activities of Messrs. King and Dellapa. Mr. King generally oversees the day-to-day management of each leveraged and inverse Rydex Fund. Mr. Dellapa heads the firm's investment research efforts and oversees the selection of equity securities for each of the Rydex Funds. Each of the portfolio managers is a member of Rydex's Investment Leadership Team, which is responsible for the final review and approval of portfolio management strategies and decisions for all Rydex Funds.

182


Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

                                                                             183
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights tables are intended to help you understand the Funds' financial performance for the period of operations of the Funds' Investor Class Shares or H-Class Shares, as applicable. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided below for the period ending March 31, 2003, and all years prior, has been audited by a predecessor auditing firm. Information for subsequent periods has been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements and related notes, appear in the Trust's 2006 Annual Report. The 2006 Annual Report is available by telephoning the transfer agent at
800.820.0888 or 301.296.5100. The 2006 Annual Report is incorporated by reference in the SAI.

                                                            184 & 185 PROSPECTUS

--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                    NET         NET INCREASE
                                                 REALIZED        (DECREASE)                     DISTRIBUTIONS
                     NET ASSET       NET            AND         IN NET ASSET    DISTRIBUTIONS      FROM NET
                       VALUE,    INVESTMENT     UNREALIZED          VALUE          FROM NET        REALIZED
                     BEGINNING     INCOME     GAINS (LOSSES)   RESULTING FROM     INVESTMENT       CAPITAL
                     OF PERIOD     (LOSS)+     ON SECURITIES     OPERATIONS         INCOME          GAINS
-------------------------------------------------------------------------------------------------------------
NOVA FUND
INVESTOR CLASS
   MARCH 31, 2006      $25.96      $(.12)        $  3.90          $  3.78        $(.85)          $  --
   March 31, 2005       24.12       (.11)           1.95             1.84           --              --
   March 31, 2004       15.54        .07            8.51             8.58           --              --
   March 31, 2003       25.56        .08          (10.10)          (10.02)          --              --
   March 31, 2002       26.85        .12           (1.28)           (1.16)        (.13)             --
INVERSE S&P 500 FUND (FORMERLY, URSA)
INVESTOR CLASS
   MARCH 31, 2006        8.69       (.04)           (.47)            (.51)        (.12)             --
   March 31, 2005        9.17       (.04)           (.44)            (.48)          --              --
   March 31, 2004       13.06       (.04)          (3.45)           (3.49)          --            (.40)
   March 31, 2003       10.45        .01            2.67             2.68         (.07)             --
   March 31, 2002       10.43        .16            (.10)             .06         (.04)             --
LARGE-CAP GROWTH FUND
H-CLASS
   MARCH 31, 2006       24.49       (.05)           1.69             1.64           --            (.02)
   March 31, 2005       24.18        .37            (.06)             .31           --             (--)ss.
   March 31, 2004*      25.00         --            (.82)            (.82)          --              --
LARGE-CAP VALUE FUND
H-CLASS
   MARCH 31, 2006       26.56        .23            2.73             2.96           --            (.40)
   March 31, 2005       24.87        .16            1.58             1.74          (--)ss.        (.05)
   March 31, 2004*      25.00        .01            (.14)            (.13)          --              --
OTC FUND
INVESTOR CLASS
   MARCH 31, 2006        9.94       (.05)           1.49             1.44         (.04)             --
   March 31, 2005        9.73        .04             .17              .21           --              --
   March 31, 2004        7.02       (.09)           2.80             2.71           --              --
   March 31, 2003       10.16       (.08)          (3.06)           (3.14)          --              --
   March 31, 2002       11.19       (.11)           (.92)           (1.03)          --              --

                                                                                     RATIOS TO
                                                                                AVERAGE NET ASSETS:
                                                                         --------------------------------
                                         NET                                                                               NET
                                      INCREASE      NET                                                                  ASSETS,
                                     (DECREASE)    ASSET                                          NET                    END OF
                                       IN NET      VALUE,      TOTAL                           INVESTMENT   PORTFOLIO    PERIOD
                         TOTAL          ASSET      END OF   INVESTMENT     GROSS       NET       INCOME      TURNOVER    (000'S
                     DISTRIBUTIONS      VALUE      PERIOD     RETURN     EXPENSES   EXPENSES     (LOSS)      RATE***    OMITTED)
--------------------------------------------------------------------------------------------------------------------------------
NOVA FUND
INVESTOR CLASS
MARCH 31, 2006 $      $ (.85)         $  2.93     $ 28.89     14.68%      1.35%++    1.23%++    (0.45)%         192%    $139,786
March 31, 2005            --             1.84       25.96      7.63%      1.21%++    1.21%++    (0.44)%         388%     175,042
March 31, 2004            --             8.58       24.12     55.25%      1.25%++    1.25%++     0.35%          540%     187,051
March 31, 2003            --           (10.02)      15.54    (39.20)%     1.27%++    1.27%++     0.44%          603%     130,951
March 31, 2002          (.13)           (1.29)      25.56     (4.36)%     1.16%++    1.16%++     0.44%          401%     222,251
INVERSE S&P 500 FUND (FORMERLY, URSA)
INVESTOR CLASS
March 31, 2006          (.12)            (.63)       8.06     (5.84)%     1.41%++    1.38%++    (0.45)%          --      329,785
March 31, 2005            --             (.48)       8.69     (5.23)%     1.38%++    1.38%++    (0.46)%          --      326,085
March 31, 2004          (.40)           (3.89)       9.17    (26.90)%     1.38%++    1.38%++    (0.37)%          --      353,496
March 31, 2003          (.07)            2.61       13.06     25.65%      1.41%++    1.41%++     0.06%           --      471,600
March 31, 2002          (.04)             .02       10.45      0.60%      1.31%++    1.31%++     1.56%           --      214,498
LARGE-CAP GROWTH FUND
H-CLASS
MARCH 31, 2006          (.02)            1.62       26.11      6.71%      1.49%      1.49%      (0.19)%       1,276%      32,258
March 31, 2005           (--)ss.          .31       24.49      1.30%      1.47%      1.47%       1.52%        2,018%      11,762
March 31, 2004*           --             (.82)      24.18     (3.28)%     1.41%**    1.41%**    (0.16)%**       296%         793
LARGE-CAP VALUE FUND
H-CLASS
MARCH 31, 2006                                                            1.49%      1.49%       0.82%        1,054%      56,005
March 31, 2005          (.40)            2.56       29.12     11.20%      1.47%      1.47%       0.63%          747%      24,974
March 31, 2004*         (.05)            1.69       26.56      6.99%      1.41%**    1.41%**     0.34%**        202%       8,094
OTC FUND                  --             (.13)      24.87     (0.52)%
INVESTOR CLASS
MARCH 31, 2006          (.04)            1.40       11.34     14.45%      1.20%      1.20%      (0.49)%         122%     893,295
March 31, 2005            --              .21        9.94      2.16%      1.20%      1.20%       0.40%          132%     801,185
March 31, 2004            --             2.71        9.73     38.60%      1.22%      1.22%      (0.98)%         139%     858,816
March 31, 2003            --            (3.14)       7.02    (30.91)%     1.27%      1.27%      (1.08)%         180%     653,999
March 31, 2002            --            (1.03)      10.16     (9.20)%     1.08%      1.08%      (0.96)%         109%     783,637

* SINCE THE COMMENCEMENT OF OPERATIONS: FEBRUARY 20, 2004--LARGE-CAP VALUE FUND H-CLASS AND LARGE-CAP GROWTH FUND H-CLASS.

**   ANNUALIZED

***  PORTFOLIO   TURNOVER  RATE  IS  CALCULATED  WITHOUT  REGARD  TO  SHORT-TERM
     SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

++ RATIOS TO AVERAGE NET ASSETS INCLUDE EXPENSES OF THE CORRESPONDING MASTER PORTFOLIO.

ss. LESS THAN $.01 PER SHARE: LARGE-CAP VALUE FUND H CLASS ACTUAL AMOUNT = $.0001; LARGE-CAP GROWTH FUND H-CLASS ACTUAL AMOUNT = $.0042.

                                                            PROSPECTUS 186 & 187

--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                 NET        NET INCREASE
                                               REALIZED      (DECREASE)                    DISTRIBUTIONS
                    NET ASSET      NET           AND        IN NET ASSET   DISTRIBUTIONS     FROM NET
                      VALUE,   INVESTMENT    UNREALIZED         VALUE         FROM NET       REALIZED
                    BEGINNING    INCOME    GAINS (LOSSES)  RESULTING FROM    INVESTMENT       CAPITAL
                    OF PERIOD    (LOSS)+    ON SECURITIES    OPERATIONS        INCOME          GAINS
--------------------------------------------------------------------------------------------------------
INVERSE OTC FUND (FORMERLY, ARKTOS)
INVESTOR CLASS
   MARCH 31, 2006     $24.55    $ (.11)       $ (2.31)        $ (2.42)     $ (.33)             $  --
   March 31, 2005      25.69      (.11)         (1.03)          (1.14)         --                 --
   March 31, 2004      37.79      (.13)        (11.97)         (12.10)         --                 --
   March 31, 2003      32.29      7.34           (.70)           6.64       (1.14)                --
   March 31, 2002      35.76      1.01          (4.19)          (3.18)       (.29)                --
MID-CAP ADVANTAGE FUND (FORMERLY, MEDIUS)
H-CLASS
   MARCH 31, 2006      31.86        --           8.69            8.69          --               (.38)
   March 31, 2005      28.30      (.06)          3.62            3.56          --                 --
   March 31, 2004      16.04      (.14)         12.40           12.26          --                 --
   March 31, 2003      26.08      (.07)         (9.86)          (9.93)       (.11)                --
   March 31, 2002*     25.00      (.03)          1.11            1.08          --                 --
INVERSE MID-CAP FUND
H-CLASS
   MARCH 31, 2006      44.01       .83          (7.15)          (6.32)       (.65)                --
   March 31, 2005      49.01       .18          (5.18)          (5.00)         --                 --
   March 31, 2004*     50.00      (.05)          (.94)           (.99)         --                 --
MID-CAP GROWTH FUND
H-CLASS
   MARCH 31, 2006      26.86      (.19)          5.41            5.22          --              (.13)
   March 31, 2005      25.17      (.17)          1.87            1.70          --              (.01)
   March 31, 2004*     25.00      (.02)           .19             .17          --                --
MID-CAP VALUE FUND
H-CLASS
   MARCH 31, 2006      27.49       .07           4.45            4.52         (--)ss.          (.19)
   March 31, 2005      25.13       .21           2.26            2.47         (--)ss.ss.       (.11)
   March 31, 2004*     25.00       .01            .12             .13          --                --

                                                                              RATIOS TO
                                                                               AVERAGE
                                                                             NET ASSETS:
                                                                   ------------------------------
                                      NET
                                    INCREASE     NET                                                                NET
                                   (DECREASE)   ASSET                                     NET                     ASSETS,
                                     IN NET    VALUE,     TOTAL                        INVESTMENT   PORTFOLIO      END OF
                        TOTAL         ASSET    END OF  INVESTMENT    GROSS     NET       INCOME      TURNOVER  PERIOD (000's
                    DISTRIBUTIONS     VALUE    PERIOD    RETURN    EXPENSES  EXPENSES    (LOSS)      RATE***      OMITTED)
----------------------------------------------------------------------------------------------------------------------------
INVERSE OTC FUND (FORMERLY, ARKTOS)
INVESTOR CLASS
   MARCH 31, 2006      $ (.33)      $ (2.75)   $21.80    (9.85)%    1.39%++   1.38%++   (0.45)%          --       $143,742
   March 31, 2005          --         (1.14)    24.55    (4.44)%    1.38%++   1.38%++   (0.46)%          --        198,288
   March 31, 2004          --        (12.10)    25.69   (32.02)%    1.40%++   1.40%++   (0.47)%          --        209,994
   March 31, 2003       (1.14)         5.50     37.79    20.39%     1.42%++   1.42%++   18.11%           --        146,416
   March 31, 2002        (.29)        (3.47)    32.29    (8.84)%    1.35%++   1.35%++    3.16%           --        113,904
MID-CAP ADVANTAGE FUND (FORMERLY, MEDIUS)
H-CLASS
   MARCH 31, 2006        (.38)         8.31     40.17    27.36%     1.90%     1.64%      0.01%          528%        50,883
   March 31, 2005          --          3.56     31.86    12.58%     1.62%     1.62%     (0.21)%         669%        59,274
   March 31, 2004          --         12.26     28.30    76.43%     1.66%     1.66%     (0.56)%       1,239%        68,193
   March 31, 2003        (.11)       (10.04)    16.04   (38.11)%    1.69%     1.69%     (0.32)%       2,322%        14,634
   March 31, 2002*         --          1.08     26.08     4.32%     1.71%**   1.71%**   (0.19)%**       893%       116,176
INVERSE MID-CAP FUND
H-CLASS
   MARCH 31, 2006        (.65)        (6.97)    37.04   (14.42)%    1.64%     1.64%      2.01%           --         18,475
   March 31, 2005          --         (5.00)    44.01   (10.20)%    1.60%     1.60%      0.39%           --         30,073
   March 31, 2004*         --          (.99)    49.01    (1.98)%    1.54%**   1.54%**   (0.74)%**        --          2,678
MID-CAP GROWTH FUND
H-CLASS
   MARCH 31, 2006        (.13)         5.09     31.95    19.46%     1.50%     1.50%     (0.63)%         681%        48,888
   March 31, 2005        (.01)         1.69     26.86     6.75%     1.46%     1.46%     (0.66)%       1,211%        23,733
   March 31, 2004*         --           .17     25.17     0.68%     1.41%**   1.41%**   (0.75)%**       356%           625
MID-CAP VALUE FUND
H-CLASS
   MARCH 31, 2006        (.19)         4.33     31.82    16.47%     1.48%     1.48%      0.25%          558%        31,340
   March 31, 2005        (.11)         2.36     27.49     9.83%     1.46%     1.46%      0.77%          731%       115,660
   March 31, 2004*         --           .13     25.13     0.52%     1.41%**   1.41%**    0.19%**        172%        18,064

* SINCE THE COMMENCEMENT OF OPERATIONS: FEBRUARY 20, 2004--INVERSE MID-CAP FUND H-CLASS, MID-CAP GROWTH FUND H-CLASS AND MID-CAP VALUE FUND H-CLASS; AUGUST 16, 2001--MID-CAP ADVANTAGE FUND H-CLASS.

**     ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+      CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

++ RATIOS TO AVERAGE NET ASSETS INCLUDE EXPENSES OF THE CORRESPONDING MASTER PORTFOLIO.

ss.    LESS THAN $.01 PER SHARE: MID-CAP VALUE FUND H-CLASS ACTUAL AMOUNT =
       $.0040.

ss.ss. LESS THAN $.01 PER SHARE: MID-CAP VALUE FUND H-CLASS ACTUAL AMOUNT =
       $.0007.

                                                            188 & 189 PROSPECTUS

--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                   NET          NET INCREASE
                                                 REALIZED        (DECREASE)                     DISTRIBUTIONS
                     NET ASSET       NET           AND          IN NET ASSET    DISTRIBUTIONS      FROM NET
                       VALUE,    INVESTMENT     UNREALIZED         VALUE           FROM NET        REALIZED
                     BEGINNING     INCOME     GAINS (LOSSES)   RESULTING FROM     INVESTMENT       CAPITAL
                     OF PERIOD     (LOSS)+     ON SECURITIES     OPERATIONS         INCOME          GAINS
-------------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) ADVANTAGE FUND (FORMERLY, MEKROS)
H-CLASS
   MARCH 31, 2006     $27.51       $ .03          $ 9.78           $ 9.81           $  --           $  --
   March 31, 2005      26.22        (.07)           1.52             1.45              --            (.16)
   March 31, 2004      12.94        (.14)          13.42            13.28              --              --
   March 31, 2003      22.61        (.03)          (9.60)           (9.63)             --            (.04)
   March 31, 2002      19.99         .16            2.46             2.62              --              --
INVERSE RUSSELL 2000(R) FUND (FORMERLY, INVERSE SMALL-CAP)
H-CLASS
   MARCH 31, 2006      46.09         .91           (9.30)           (8.39)           (.72)             --
   March 31, 2005      48.80         .04           (2.75)           (2.71)             --              --
   March 31, 2004*     50.00        (.04)          (1.16)           (1.20)             --              --
SMALL-CAP GROWTH FUND
H-CLASS
   MARCH 31, 2006      27.97        (.22)           5.32             5.10              --            (.80)
   March 31, 2005      25.34        (.23)           3.11             2.88              --            (.25)
   March 31, 2004*     25.00        (.02)            .36              .34              --              --
SMALL-CAP VALUE FUND
H-CLASS
   MARCH 31, 2006      28.24         .06            5.58             5.64              --            (.50)
   March 31, 2005      25.62        (.01)           2.76             2.75              --            (.13)
   March 31, 2004*     25.00        (.01)            .63              .62              --              --
BANKING FUND
INVESTOR CLASS
   MARCH 31, 2006      10.17         .16             .69              .85            (.16)             --
   March 31, 2005      10.25         .13             .05              .18            (.26)             --
   March 31, 2004       7.30         .14            2.89             3.03            (.08)             --
   March 31, 2003       8.63         .12           (1.24)           (1.12)           (.21)             --
   March 31, 2002       8.27         .12             .53              .65            (.29)             --

                                                                                    RATIOS TO
                                                                                     AVERAGE
                                                                                   NET ASSETS:
                                        NET                             --------------------------------                  NET
                                      INCREASE      NET                                                                 ASSETS,
                                     (DECREASE)    ASSET                                         NET                    END OF
                                       IN NET     VALUE,      TOTAL                           INVESTMENT   PORTFOLIO    PERIOD
                          TOTAL         ASSET     END OF   INVESTMENT     GROSS       NET       INCOME      TURNOVER    (000'S
                     DISTRIBUTIONS      VALUE     PERIOD     RETURN     EXPENSES   EXPENSES     (LOSS)      RATE***    OMITTED)
-------------------------------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) ADVANTAGE FUND (FORMERLY, MEKROS)
H-CLASS
   MARCH 31, 2006        $  --         $ 9.81     $37.32     35.66%      2.05%      1.64%       0.10%          441%    $170,698
   March 31, 2005         (.16)          1.29      27.51      5.52%      1.62%      1.62%      (0.26)%         501%      68,084
   March 31, 2004           --          13.28      26.22    102.63%      1.66%      1.66%      (0.62)%         965%     174,320
   March 31, 2003         (.04)         (9.67)     12.94    (42.63)%     1.69%      1.69%      (0.20)%         746%      32,101
   March 31, 2002           --           2.62      22.61     13.11%      1.61%      1.61%       0.74%          714%     120,045
INVERSE RUSSELL 2000(R) FUND (FORMERLY, INVERSE SMALL-CAP)
H-CLASS
   MARCH 31, 2006         (.72)         (9.11)     36.98    (18.36)%     1.65%      1.65%       2.14%           --       52,201
   March 31, 2005           --          (2.71)     46.09     (5.55)%     1.63%      1.63%       0.09%           --       46,832
   March 31, 2004*          --          (1.20)     48.80     (2.40)%     1.54%**    1.54%**    (0.72)%**        --        5,054
SMALL-CAP GROWTH FUND
H-CLASS
   MARCH 31, 2006         (.80)          4.30      32.27     18.44%      1.50%      1.50%      (0.73)%       1,003%      73,489
   March 31, 2005         (.25)          2.63      27.97     11.38%      1.46%      1.46%      (0.84)%         983%      26,145
   March 31, 2004*          --            .34      25.34      1.36%      1.41%**    1.41%**    (0.85)%**       117%       2,544
SMALL-CAP VALUE FUND
H-CLASS
   MARCH 31, 2006         (.50)          5.14      33.38     20.20%      1.50%      1.50%       0.19%          806%     102,448
   March 31, 2005         (.13)          2.62      28.24     10.73%      1.47%      1.47%      (0.04)%         744%      75,748
   March 31, 2004*          --            .62      25.62      2.48%      1.41%**    1.41%**    (0.21)%**       177%      19,900
BANKING FUND
INVESTOR CLASS
   MARCH 31, 2006         (.16)           .69      10.86      8.41%      1.34%      1.34%       1.48%        1,834%       8,713
   March 31, 2005         (.26)          (.08)     10.17      1.61%      1.34%      1.34%       1.26%        1,692%       4,899
   March 31, 2004         (.08)          2.95      10.25     41.53%      1.36%      1.36%       1.51%        1,435%      12,504
   March 31, 2003         (.21)         (1.33)      7.30    (13.15)%     1.38%      1.38%       1.52%        1,495%       7,352
   March 31, 2002         (.29)           .36       8.63      8.30%      1.50%      1.50%       1.49%        1,292%      28,992

* SINCE THE COMMENCEMENT OF OPERATIONS: FEBRUARY 20, 2004--SMALL-CAP GROWTH FUND H-CLASS AND SMALL-CAP VALUE FUND H-CLASS.

**   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

                                                            PROSPECTUS 190 & 191

--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.


                                                       NET         NET INCREASE
                                                     REALIZED       (DECREASE)                    DISTRIBUTIONS
                         NET ASSET       NET           AND         IN NET ASSET    DISTRIBUTONS      FROM NET
                           VALUE,    INVESTMENT     UNREALIZED         VALUE         FROM NET        REALIZED
                         BEGINNING     INCOME     GAIN (LOSSES)   RESULTING FROM    INVESTMENT       CAPITAL
                         OF PERIOD     (LOSS)+    ON SECURITIES     OPERATIONS        INCOME          GAINS
---------------------------------------------------------------------------------------------------------------
BASIC MATERIALS FUND INVESTOR CLASS
   MARCH 31, 2006          $30.66      $ .32         $ 4.44           $ 4.76          $(.19)         $  --
   March 31, 2005           25.46        .14           5.06             5.20             --             --
   March 31, 2004           17.22        .05           8.32             8.37           (.13)            --
   March 31, 2003++         24.30        .12          (7.17)           (7.05)          (.03)            --
   March 31, 2002++         21.03        .27           3.27             3.54           (.27)            --
BIOTECHNOLOGY FUND INVESTOR CLASS
   MARCH 31, 2006           17.59       (.26)          6.12             5.86             --             --
   March 31, 2005           20.56       (.24)         (2.73)           (2.97)            --             --
   March 31, 2004           13.75       (.24)          7.05             6.81             --             --
   March 31, 2003           20.86       (.19)         (6.92)           (7.11)            --             --
   March 31, 2002           21.66       (.28)          (.52)            (.80)            --             --
CONSUMER PRODUCTS FUND INVESTOR CLASS
   MARCH 31, 2006           30.50        .30            .65              .95           (.42)            --
   March 31, 2005           28.68        .18           1.65             1.83           (.01)            --
   March 31, 2004           20.85        .14           7.74             7.88           (.05)            --
   March 31, 2003++         25.08        .12          (4.23)           (4.11)          (.12)            --
   March 31, 2002++         21.54        .12           3.48             3.60           (.06)            --
ELECTRONICS FUND INVESTOR CLASS
   MARCH 31, 2006           10.31       (.11)          3.32             3.21             --             --
   March 31, 2005           13.43       (.08)         (3.04)           (3.12)            --             --
   March 31, 2004            8.08       (.15)          5.50             5.35             --             --
   March 31, 2003           16.96       (.12)         (8.76)           (8.88)            --             --
   March 31, 2002           16.54       (.18)           .60              .42             --             --
ENERGY FUND INVESTOR CLASS
   MARCH 31, 2006           17.12        .02           5.02             5.04           (.03)          (.45)
   March 31, 2005           11.94        .05           5.14             5.19           (.01)            --
   March 31, 2004            8.80         --           3.17             3.17           (.03)            --
   March 31, 2003           11.26        .02          (2.47)           (2.45)          (.01)            --
   March 31, 2002           11.43        .12           (.19)            (.07)          (.10)            --

                                                                                        RATIOS TO
                                             NET                                   AVERAGE NET ASSETS:                        NET
                                          INCREASE      NET                 --------------------------------                ASSETS,
                                         (DECREASE)    ASSET                                          NET                   END OF
                                           IN NET     VALUE,      TOTAL                           INVESTMENT   PORTFOLIO    PERIOD
                             TOTAL          ASSET     END OF   INVESTMENT     GROSS       NET       INCOME      TURNOVER    (000'S
                         DISTRIBUTIONS      VALUE     PERIOD     RETURN     EXPENSES   EXPENSES     (LOSS)      RATE***    OMITTED)
-----------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS FUNDINVESTOR CLASS
   MARCH 31, 2006            $(.19)        $ 4.57     $35.23     15.60%       1.35%      1.35%       1.04%         826%    $ 23,630
   March 31, 2005               --           5.20      30.66     20.42%       1.33%      1.33%       0.51%         891%      34,039
   March 31, 2004             (.13)          8.24      25.46     48.70%       1.38%      1.38%       0.20%       1,669%      29,749
   March 31, 2003++           (.03)         (7.08)     17.22    (29.02)%      1.39%      1.39%       0.53%       1,943%       3,360
   March 31, 2002++           (.27)          3.27      24.30     16.89%       1.41%      1.41%       1.12%       1,523%      45,716
BIOTECHNOLOGY FUND INVESTOR CLASS
   MARCH 31, 2006               --           5.86      23.45     33.31%       1.34%      1.34%      (1.25)%        338%     104,126
   March 31, 2005               --          (2.97)     17.59    (14.45)%      1.33%      1.33%      (1.25)%        585%      74,890
   March 31, 2004               --           6.81      20.56     49.53%       1.35%      1.35%      (1.31)%        548%     135,619
   March 31, 2003               --          (7.11)     13.75    (34.08)%      1.38%      1.38%      (1.31)%        477%     111,003
   March 31, 2002               --           (.80)     20.86     (3.69)%      1.23%      1.23%      (1.20)%        390%     218,263
CONSUMER PRODUCTS FUND INVESTOR CLASS
   MARCH 31, 2006             (.42)           .53      31.03      3.13%       1.32%      1.32%       0.98%         813%      11,815
   March 31, 2005             (.01)          1.82      30.50      6.40%       1.33%      1.33%       0.60%         907%      15,470
   March 31, 2004             (.05)          7.83      28.68     37.84%       1.36%      1.36%       0.56%         914%      23,560
   March 31, 2003++           (.12)         (4.23)     20.85    (16.38)%      1.39%      1.39%       0.53%       1,205%       1,640
   March 31, 2002++           (.06)          3.54      25.08     16.71%       1.56%      1.56%       0.53%         890%      20,083
ELECTRONICS FUND INVESTOR CLASS
   MARCH 31, 2006               --           3.21      13.52     31.13%       1.34%      1.34%      (0.91)%        911%      34,194
   March 31, 2005               --          (3.12)     10.31    (23.23)%      1.33%      1.33%      (0.76)%      1,106%      27,150
   March 31, 2004               --           5.35      13.43     66.21%       1.36%      1.36%      (1.20)%      1,359%      46,200
   March 31, 2003               --          (8.88)      8.08    (52.36)%      1.39%      1.39%      (1.20)%      2,413%      31,655
   March 31, 2002               --            .42      16.96      2.54%       1.29%      1.29%      (1.08)%      1,279%      96,671
ENERGY FUND INVESTOR CLASS
   MARCH 31, 2006             (.48)          4.56      21.68     29.60%       1.34%      1.34%       0.08%         415%      90,331
   March 31, 2005             (.01)          5.18      17.12     43.43%       1.33%      1.33%       0.40%         546%     111,762
   March 31, 2004             (.03)          3.14      11.94     36.12%       1.36%      1.36%       0.04%         913%      61,800
   March 31, 2003             (.01)         (2.46)      8.80    (21.79)%      1.39%      1.39%       0.24%       1,362%       4,703
   March 31, 2002             (.10)          (.17)     11.26     (0.52)%      1.32%      1.32%       1.06%       1,502%      31,769

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

++ PER SHARE AMOUNTS FOR THE PERIODS ENDED MARCH 31, 2002 THROUGH MARCH 31, 2003 HAVE BEEN RESTATED TO REFLECT A 1:3 REVERSE STOCK SPLIT EFFECTIVE APRIL 21, 2003.

                                                            192 & 193 PROSPECTUS

--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.



                                                         NET         NET INCREASE
                                                      REALIZED        (DECREASE)                     DISTRIBUTIONS
                          NET ASSET       NET            AND         IN NET ASSET    DISTRIBUTIONS      FROM NET
                            VALUE,    INVESTMENT     UNREALIZED          VALUE          FROM NET        REALIZED
                          BEGINNING     INCOME     GAINS (LOSSES)   RESULTING FROM     INVESTMENT       CAPITAL
                          OF PERIOD     (LOSS)+     ON SECURITIES     OPERATIONS         INCOME          GAINS
------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES FUND INVESTOR CLASS
   MARCH 31, 2006           $30.12      $(.30)        $ 15.23          $ 14.93           $  --            $--
   March 31, 2005            21.74       (.22)           8.60             8.38              --             --
   March 31, 2004            17.37       (.18)           4.55             4.37              --             --
   March 31, 2003++          22.47       (.15)          (4.95)           (5.10)             --             --
   March 31, 2002++          27.30       (.18)          (4.65)           (4.83)             --             --
FINANCIAL SERVICES FUND INVESTOR CLASS
   MARCH 31, 2006            11.40        .17            1.81             1.98            (.12)            --
   March 31, 2005            11.09        .10             .29              .39            (.08)            --
   March 31, 2004             7.66        .09            3.38             3.47            (.04)            --
   March 31, 2003            10.23        .07           (2.62)           (2.55)           (.02)            --
   March 31, 2002            10.00        .04             .29              .33            (.10)            --
HEALTH CARE FUND INVESTOR CLASS
   MARCH 31, 2006            12.71       (.05)           1.88             1.83              --             --
   March 31, 2005            12.50       (.05)            .26              .21              --             --
   March 31, 2004             9.21       (.07)           3.36             3.29              --             --
   March 31, 2003            11.36       (.02)          (2.13)           (2.15)             --             --
   March 31, 2002            11.25       (.04)            .15              .11              --             --
INTERNET FUND INVESTOR CLASS
   MARCH 31, 2006            32.29       (.40)           8.33             7.93              --             --
   March 31, 2005            35.66       (.43)          (2.94)           (3.37)             --             --
   March 31, 2004            20.43       (.41)          15.64            15.23              --             --
   March 31, 2003            30.55       (.29)          (9.83)          (10.12)             --             --
   March 31, 2002            41.80       (.31)         (10.94)          (11.25)             --             --

                                                                                        RATIOS TO
                                                                                         AVERAGE
                                              NET                                       NET ASSETS:                           NET
                                           INCREASE      NET                 --------------------------------                ASSETS,
                                          (DECREASE)    ASSET                                          NET                   END OF
                                            IN NET     VALUE,      TOTAL                           INVESTMENT   PORTFOLIO    PERIOD
                              TOTAL          ASSET     END OF   INVESTMENT     GROSS       NET       INCOME      TURNOVER    (000's
                          DISTRIBUTIONS      VALUE     PERIOD     RETURN     EXPENSES   EXPENSES     (LOSS)      RATE***    OMITTED)
------------------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES FUND INVESTOR CLASS
   MARCH 31, 2006             $  --        $ 14.93     $45.05     49.57%       1.35%      1.35%      (0.81)%        324%    $147,439
   March 31, 2005                --           8.38      30.12     38.55%       1.31%      1.31%      (0.85)%        501%      99,603
   March 31, 2004                --           4.37      21.74     25.16%       1.37%      1.37%      (0.96)%      1,009%      47,344
   March 31, 2003++              --          (5.10)     17.37    (22.70)%      1.39%      1.39%      (0.72)%        971%      15,144
   March 31, 2002++              --          (4.83)     22.47    (17.69)%      1.54%      1.54%      (0.74)%        949%      51,983
FINANCIAL SERVICES FUND INVESTOR CLASS
   MARCH 31, 2006              (.12)          1.86      13.26     17.42%       1.36%      1.34%       1.32%         821%      12,226
   March 31, 2005              (.08)           .31      11.40      3.46%       1.33%      1.33%       0.91%       1,005%       7,741
   March 31, 2004              (.04)          3.43      11.09     45.36%       1.36%      1.36%       0.94%       1,200%      34,423
   March 31, 2003              (.02)         (2.57)      7.66    (24.97)%      1.38%      1.38%       0.82%       2,336%       6,671
   March 31, 2002              (.10)           .23      10.23      3.39%       1.51%      1.51%       0.43%       1,110%      25,147
HEALTH CARE FUND INVESTOR CLASS
   MARCH 31, 2006                --           1.83      14.54     14.40%       1.33%      1.33%      (0.35)%        568%      46,432
   March 31, 2005                --            .21      12.71      1.68%       1.34%      1.34%      (0.42)%        610%      35,500
   March 31, 2004                --           3.29      12.50     35.72%       1.36%      1.36%      (0.56)%      1,204%      19,801
   March 31, 2003                --          (2.15)      9.21    (18.93)%      1.38%      1.38%      (0.25)%      1,395%      13,400
   March 31, 2002                --            .11      11.36      0.98%       1.37%      1.37%      (0.36)%        936%      20,567
INTERNET FUND INVESTOR CLASS
   MARCH 31, 2006                --           7.93      40.22     24.56%       1.34%      1.34%      (1.10)%      1,371%      16,288
   March 31, 2005                --          (3.37)     32.29     (9.45)%      1.34%      1.34%      (1.23)%      1,947%       5,210
   March 31, 2004                --          15.23      35.66     74.55%       1.36%      1.36%      (1.31)%      1,340%      15,292
   March 31, 2003                --         (10.12)     20.43    (33.13)%      1.38%      1.38%      (1.34)%      2,052%       3,335
   March 31, 2002                --         (11.25)     30.55    (26.91)%      1.21%      1.21%      (1.15)%      2,186%       3,124

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

++ PER SHARE AMOUNTS FOR THE YEARS ENDED MARCH 31, 2002 THROUGH MARCH 31, 2003 HAVE BEEN RESTATED TO REFLECT A 1:3 REVERSE STOCK SPLIT EFFECTIVE APRIL 21, 2003.

                                                            194 & 195 PROSPECTUS

--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                      NET         NET INCREASE
                                                   REALIZED        (DECREASE)                     DISTRIBUTIONS
                       NET ASSET       NET            AND         IN NET ASSET    DISTRIBUTIONS     FROM NET
                         VALUE,    INVESTMENT     UNREALIZED          VALUE         FROM NET        REALIZED
                       BEGINNING     INCOME     GAINS (LOSSES)   RESULTING FROM    INVESTMENT        CAPITAL
                       OF PERIOD     (LOSS)+     ON SECURITIES     OPERATIONS        INCOME           GAINS
                       ---------   ----------   --------------   --------------   -------------   -------------
LEISURE FUND INVESTOR CLASS
   MARCH 31, 2006        $30.50       $(.07)        $ 2.13           $ 2.06           $  --           $  --
   March 31, 2005         27.66        (.17)          3.01             2.84              --              --
   March 31, 2004         17.88        (.06)          9.84             9.78              --              --
   March 31, 2003++       24.00        (.15)         (5.97)           (6.12)             --              --
   March 31, 2002++       25.56        (.33)         (1.23)           (1.56)             --              --
PRECIOUS METALS FUND INVESTOR CLASS
   MARCH 31, 2006         35.64        (.07)         18.93            18.86              --              --
   March 31, 2005         44.32        (.05)         (8.63)           (8.68)             --              --
   March 31, 2004         26.78        (.12)         17.67            17.55            (.01)             --
   March 31, 2003         27.90         .03          (1.15)           (1.12)             --              --
   March 31, 2002         17.73         .01          10.30            10.31            (.14)             --
REAL ESTATE FUND H-CLASS
   MARCH 31, 2006         27.85         .57           8.25             8.82              --            (.20)
   March 31, 2005         26.65         .58            .77             1.35            (.03)           (.12)
   March 31, 2004*        25.00         .10           1.55             1.65              --              --
RETAILING FUND INVESTOR CLASS
   MARCH 31, 2006         12.30        (.08)          1.26             1.18              --              --
   March 31, 2005         11.74        (.06)           .62              .56              --              --
   March 31, 2004          8.00        (.08)          3.82             3.74              --              --
   March 31, 2003         11.12        (.07)         (3.05)           (3.12)             --              --
   March 31, 2002         10.29        (.10)           .93              .83              --              --

                                                                                      RATIOS TO
                                                                                       AVERAGE
                                                                                     NET ASSETS:
                                                                                ---------------------               NET ASSETS,
                                       NET INCREASE    NET ASSET                               NET                    END OF
                                       (DECREASE) IN    VALUE,        TOTAL                INVESTMENT   PORTFOLIO     PERIOD
                           TOTAL         NET ASSET      END OF     INVESTMENT     GROSS      INCOME     TURNOVER       000'S
                       DISTRIBUTIONS       VALUE        PERIOD       RETURN     EXPENSES     (LOSS)      RATE**       OMITTED)
                       -------------   -------------   ---------   ----------   --------   ----------   ---------   -----------
LEISURE FUND INVESTOR CLASS
   MARCH 31, 2006          $  --           $ 2.06        $32.56        6.75%     1.34%       (0.25)%        734%      $ 16,418
   March 31, 2005             --             2.84         30.50       10.27%     1.31%       (0.57)%      1,046%        15,080
   March 31, 2004             --             9.78         27.66       54.70%     1.36%       (0.31)%      1,870%        25,030
   March 31, 2003++           --            (6.12)        17.88      (25.50)%    1.38%       (0.65)%      3,179%         2,325
   March 31, 2002++           --            (1.56)        24.00       (6.10)%    1.57%       (1.27)%      2,609%        11,443
PRECIOUS METALS FUND INVESTOR CLASS
   MARCH 31, 2006             --            18.86         54.50       52.92%     1.24%       (0.16)%        277%       213,017
   March 31, 2005             --            (8.68)        35.64      (19.58)%    1.23%       (0.12)%        358%       130,718
   March 31, 2004           (.01)           17.54         44.32       65.53%     1.26%       (0.32)%        550%       236,961
   March 31, 2003             --            (1.12)        26.78       (4.01)%    1.27%        0.09%         744%        75,185
   March 31, 2002           (.14)           10.17         27.90       58.44%     1.39%        0.07%         839%        59,625
REAL ESTATE FUND H-CLASS
   MARCH 31, 2006           (.20)            8.62         36.47       31.74%     1.59%        1.78%       1,304%        49,591
   March 31, 2005           (.15)            1.20         27.85        5.06%     1.58%        2.08%       1,773%         8,186
   March 31, 2004*            --             1.65         26.65        6.60%     1.61%**      3.83%**       102%        75,916
RETAILING FUND INVESTOR CLASS
   MARCH 31, 2006             --             1.18         13.48        9.59%     1.33%       (0.60)%      1,163%         7,608
   March 31, 2005             --              .56         12.30        4.77%     1.33%       (0.54)%      1,505%         7,529
   March 31, 2004             --             3.74         11.74       46.75%     1.35%       (0.78)%      1,825%        11,738
   March 31, 2003             --            (3.12)         8.00      (28.06)%    1.38%       (0.82)%      3,788%         2,964
   March 31, 2002             --              .83         11.12        8.07%     1.44%       (0.92)%      2,030%        21,667

* SINCE THE COMMENCEMENT OF OPERATIONS: FEBRUARY 20, 2004--REAL ESTATE FUND H-CLASS.

**   ANNUALIZED.

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

++ PER SHARE AMOUNTS FOR THE YEARS ENDED MARCH 31, 2002 THROUGH MARCH 31, 2003 HAVE BEEN RESTATED TO REFLECT A 1:3 REVERSE STOCK SPLIT EFFECTIVE APRIL 21, 2003.

                                                            PROSPECTUS 196 & 197

--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                         NET         NET INCREASE
                                                      REALIZED        (DECREASE)                     DISTRIBUTIONS
                          NET ASSET       NET            AND         IN NET ASSET    DISTRIBUTIONS      FROM NET
                            VALUE,    INVESTMENT     UNREALIZED          VALUE          FROM NET        REALIZED
                          BEGINNING     INCOME     GAINS (LOSSES)   RESULTING FROM     INVESTMENT       CAPITAL
                           OFPERIOD    (LOSS)+      ON SECURITIES     OPERATIONS         INCOME          GAINS
------------------------------------------------------------------------------------------------------------------
TECHNOLOGY FUND
INVESTOR CLASS
   MARCH 31, 2006           $10.35      $(.09)         $ 2.12           $ 2.03          $ (.03)          $ --
   March 31, 2005            11.40        .03           (1.08)           (1.05)             --             --
   March 31, 2004             7.11       (.11)           4.40             4.29              --             --
   March 31, 2003            11.00       (.09)          (3.80)           (3.89)             --             --
   March 31, 2002            12.70       (.15)          (1.55)           (1.70)             --             --
TELECOMMUNICATIONS FUND
INVESTOR CLASS
   MARCH 31, 2006            14.33        .21            3.60             3.81            (.40)            --
   March 31, 2005            15.48        .09           (1.24)           (1.15)             --             --
   March 31, 2004            10.05         --            5.48             5.48            (.05)            --
   March 31, 2003++          15.12        .06           (5.13)           (5.07)             --             --
   March 31, 2002++          24.03       (.12)          (8.70)           (8.82)             --           (.09)
TRANSPORTATION FUND
INVESTOR CLASS
   MARCH 31, 2006            22.42       (.09)           5.97             5.88              --             --
   March 31, 2005            18.84       (.11)           3.69             3.58              --             --
   March 31, 2004            15.03       (.06)           3.87             3.81              --             --
   March 31, 2003++          20.85       (.12)          (5.70)           (5.82)             --             --
   March 31, 2002++          19.26       (.09)           1.68             1.59              --             --
UTILITIES FUND
INVESTOR CLASS
   MARCH 31, 2006            23.62        .51            1.21             1.72            (.44)            --
   March 31, 2005            20.57        .53            2.82             3.35            (.30)            --
   March 31, 2004            16.38        .45            4.71             5.16            (.97)            --
   March 31, 2003++          25.44        .60           (9.12)           (8.52)           (.54)            --
   March 31, 2002++          35.52        .60           (9.12)           (8.52)          (1.56)            --

                                                                                         RATIOS TO
                                                                                          AVERAGE
                                                                                        NET ASSETS:
                                                                                   ---------------------
                                           NET INCREASE   NET ASSET                               NET                   NET ASSETS,
                                          (DECREASE) IN     VALUE,       TOTAL                INVESTMENT   PORTFOLIO       END OF
                              TOTAL         NET ASSET       END OF    INVESTMENT     GROSS      INCOME      TURNOVER   PERIOD (000'S
                          DISTRIBUTIONS       VALUE         PERIOD      RETURN     EXPENSES     (LOSS)      RATE***       OMITTED)
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY FUND
INVESTOR CLASS
   MARCH 31, 2006            $ (.03)         $  2.00       $ 12.35      19.65%       1.33%      (0.79)%        666%       $21,182
   March 31, 2005                --            (1.05)        10.35      (9.21)%      1.31%       0.33%       1,304%        13,346
   March 31, 2004                --             4.29         11.40      60.34%       1.36%      (1.07)%      1,853%        17,114
   March 31, 2003                --            (3.89)         7.11     (35.36)%      1.38%      (1.13)%      1,938%         8,348
   March 31, 2002                --            (1.70)        11.00     (13.39)%      1.44%      (1.21)%      1,017%        35,815
TELECOMMUNICATIONS FUND
INVESTOR CLASS
   MARCH 31, 2006              (.40)            3.41         17.74      26.96%       1.38%       1.30%         820%        56,695
   March 31, 2005                --            (1.15)        14.33      (7.43)%      1.35%       0.60%       1,142%         6,003
   March 31, 2004              (.05)            5.43         15.48      54.59%       1.37%       0.01%       1,506%        14,406
   March 31, 2003++              --            (5.07)        10.05     (33.53)%      1.38%       0.46%       2,431%         9,152
   March 31, 2002++            (.09)           (8.91)        15.12     (36.84)%      1.51%      (0.60)%      1,192%         4,530
TRANSPORTATION FUND
INVESTOR CLASS
   MARCH 31, 2006                --             5.88         28.30      26.23%       1.37%      (0.36)%        669%        48,580
   March 31, 2005                --             3.58         22.42      19.00%       1.32%      (0.51)%        929%         7,890
   March 31, 2004                --             3.81         18.84      25.35%       1.36%      (0.34)%      1,624%         3,792
   March 31, 2003++              --            (5.82)        15.03     (27.91)%      1.40%      (0.70)%      2,786%           960
   March 31, 2002++              --             1.59         20.85       8.26%       1.56%      (0.51)%      1,704%        18,215
UTILITIES FUND
INVESTOR CLASS
   MARCH 31, 2006              (.44)             1.28         24.90      7.25%       1.33%        1.99%        728%        11,717
   March 31, 2005              (.30)             3.05         23.62     16.35%       1.33%        2.46%      1,124%        17,861
   March 31, 2004              (.97)             4.19         20.57     32.11%       1.35%        2.50%      1,609%        19,170
   March 31, 2003++            (.54)            (9.06)        16.38    (33.55)%      1.39%        3.24%      3,158%         9,978
   March 31, 2002++           (1.56)           (10.08)        25.44    (24.07)%      1.54%        2.00%      2,418%        26,539

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

++ PER SHARE AMOUNTS FOR THE YEARS ENDED MARCH 31, 2002 THROUGH MARCH 31, 2003 HAVE BEEN RESTATED TO REFLECT A 1:3 REVERSE STOCK SPLIT EFFECTIVE APRIL 21, 2003.

                                                            PROSPECTUS 198 & 199

--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                     NET         NET INCREASE
                                                   REALIZED       (DECREASE)                    DISTRIBUTIONS
                       NET ASSET       NET           AND         IN NET ASSET    DISTRIBUTONS      FROM NET
                         VALUE,    INVESTMENT     UNREALIZED         VALUE         FROM NET        REALIZED
                       BEGINNING     INCOME     GAIN (LOSSES)   RESULTING FROM    INVESTMENT       CAPITAL
                       OF PERIOD     (LOSS)+    ON SECURITIES     OPERATIONS        INCOME          GAINS
-------------------------------------------------------------------------------------------------------------
EUROPE ADVANTAGE FUND (FORMERLY, LARGE-CAP EUROPE)
H-CLASS
   MARCH 31, 2006        $17.13      $  .22        $  3.03         $  3.25          $  --           $(.32)
   March 31, 2005         14.98         .05           2.58            2.63           (.47)           (.01)
   March 31, 2004          9.88       (1.65)          7.46            5.81             --            (.71)
   March 31, 2003         15.30        (.02)         (5.40)          (5.42)            --              --
   March 31, 2002         17.72         .19          (2.61)          (2.42)            --              --
JAPAN ADVANTAGE FUND (FORMERLY, LARGE-CAP JAPAN)
H-Class
   MARCH 31, 2006         29.22         .76          10.66           11.42             --              --
   March 31, 2005         34.60        (.05)         (3.84)          (3.89)          (.56)           (.93)
   March 31, 2004         19.05        (.40)         16.19           15.79             --            (.24)
   March 31, 2003++       27.27        (.03)         (8.19)          (8.22)            --              --
   March 31, 2002++       39.12         .48         (12.33)         (11.85)            --              --
GOVERNMENT LONG BOND ADVANTAGE FUND (FORMERLY, U.S. GOVERNMENT BOND)
INVESTOR CLASS
   MARCH 31, 2006         11.04         .42           (.54)           (.12)          (.42)             --
   March 31, 2005         11.03         .42             --             .42           (.41)             --
   March 31, 2004         10.95         .41            .08             .49           (.41)             --
   March 31, 2003          9.12         .41           1.83            2.24           (.41)             --
   March 31, 2002          9.82         .43           (.70)           (.27)          (.43)             --
INVERSE GOVERNMENT LONG BOND FUND (FORMERLY, JUNO)
INVESTOR CLASS
   MARCH 31, 2006         18.94        (.07)           .82             .75             --              --
   March 31, 2005         19.77        (.08)          (.75)           (.83)            --              --
   March 31, 2004         21.23        (.09)         (1.37)          (1.46)            --              --
   march 31, 2003         26.40        (.04)         (5.13)          (5.17)            --              --
   March 31, 2002+++      25.59         .27            .54             .81             --              --


                                           NET
                                        INCREASE      NET
                                       (DECREASE)    ASSET
                                         IN NET     VALUE,      TOTAL
                           TOTAL          ASSET     END OF   INVESTMENT
                       DISTRIBUTIONS      VALUE     PERIOD     RETURN
-----------------------------------------------------------------------
EUROPE ADVANTAGE FUND (FORMERLY, LARGE-CAP EUROPE)
H-CLASS
   MARCH 31, 2006         $ (.32)       $  2.93     $20.06     19.17%
   March 31, 2005           (.48)          2.15      17.13     17.49%
   March 31, 2004           (.71)          5.10      14.98     58.72%
   March 31, 2003             --          (5.42)      9.88    (35.42)%
   March 31, 2002             --          (2.42)     15.30    (13.66)%
JAPAN ADVANTAGE FUND (FORMERLY, LARGE-CAP JAPAN)
H-Class
   MARCH 31, 2006             --          11.42      40.64     39.08%
   March 31, 2005          (1.49)         (5.38)     29.22    (11.25)%
   March 31, 2004           (.24)         15.55      34.60     83.07%
   March 31, 2003++           --          (8.22)     19.05    (30.14)%
   March 31, 2002++           --         (11.85)     27.27    (30.29)%
GOVERNMENT LONG BOND ADVANTAGE FUND (FORMERLY, U.S. GOVERNMENT BOND)
INVESTOR CLASS
   MARCH 31, 2006           (.42)          (.54)     10.50     (1.37)%
   March 31, 2005           (.41)           .01      11.04      4.04%
   March 31, 2004           (.41)           .08      11.03      4.65%
   March 31, 2003           (.41)          1.83      10.95     24.93%
   March 31, 2002           (.43)          (.70)      9.12     (2.88)%
INVERSE GOVERNMENT LONG BOND FUND (FORMERLY, JUNO)
INVESTOR CLASS
   MARCH 31, 2006             --            .75      19.69      3.96%
   March 31, 2005             --           (.83)     18.94     (4.20)%
   March 31, 2004             --          (1.46)     19.77     (6.88)%
   march 31, 2003             --          (5.17)     21.23    (19.53)%
   March 31, 2002+++          --            .81      26.40      3.17%

                                               RATIOS TO
                                                AVERAGE
                                              NET ASSETS:
                       -------------------------------------------------------
                                                                                                NET
                                                                                              ASSETS,
                                                                       NET                    END OF
                                                                   INVESTMENT   PORTFOLIO     PERIOD
                         GROSS            NET         OPERATING      INCOME      TURNOVER     (000'S
                       EXPENSES        EXPENSES      EXPENSE ss.     (LOSS)      RATE***     OMITTED)
----------------------------------------------------------------------------------------------------
EUROPE ADVANTAGE FUND (FORMERLY, LARGE-CAP EUROPE)
H-CLASS
   MARCH 31, 2006      1.64%           1.63%           1.63%          1.21%         454%    $   46,066
   March 31, 2005      1.61%           1.61%           1.61%          0.28%          --         62,957
   March 31, 2004      1.73%           1.73%           1.73%        (11.25)%         --         35,914
   March 31, 2003      1.68%           1.68%           1.68%         (0.13)%         --          4,698
   March 31, 2002      1.76%           1.76%           1.76%          1.18%          --          9,697
JAPAN ADVANTAGE FUND (FORMERLY, LARGE-CAP JAPAN)
H-Class
   MARCH 31, 2006      1.67%           1.66%           1.66%          2.19%          --        111,896
   March 31, 2005      1.63%           1.63%           1.63%         (0.17)%         --         34,972
   March 31, 2004      1.66%           1.66%           1.66%          1.46%          --        177,760
   March 31, 2003++    1.69%           1.69%           1.69%         (0.06)%         --          2,683
   March 31, 2002++    1.84%           1.84%           1.84%          1.44%          --         23,873
GOVERNMENT LONG BOND ADVANTAGE FUND (FORMERLY, U.S. GOVERNMENT BOND)
INVESTOR CLASS
   MARCH 31, 2006      0.94%           0.94%           0.94%          3.69%       1,451%        33,223
   March 31, 2005      0.93%           0.93%           0.93%          3.95%         737%        25,992
   March 31, 2004      0.95%           0.95%           0.95%          3.84%       1,143%        25,188
   March 31, 2003      0.97%           0.97%           0.97%          4.00%       2,404%        51,370
   March 31, 2002      0.88%           0.88%           0.88%          4.39%         860%        14,138
INVERSE GOVERNMENT LONG BOND FUND (FORMERLY, JUNO)
INVESTOR CLASS
   MARCH 31, 2006      4.66%++         4.66%++         1.33%++       (0.40)%        179%       768,588
   March 31, 2005      5.11%++         5.11%++         1.32%++       (0.40)%        101%     1,472,040
   March 31, 2004      5.57%++(a)      5.57%++(a)      1.38%++       (0.45)%        187%       898,294
   march 31, 2003      5.65%++(a)(b)   5.65%++(a)(b)   1.41%++       (0.45)%         --        128,958
   March 31, 2002+++   1.41%++         1.41%++         1.41%++        1.12%          --         32,293

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

++ JAPAN ADVANTAGE FUND--PER SHARE AMOUNTS FOR THE PERIODS ENDED MARCH 31, 2002 THROUGH MARCH 31, 2003 HAVE BEEN RESTATED TO REFLECT A 1:3 REVERSE STOCK SPLIT EFFECTIVE APRIL 21, 2003.

+++ INVERSE GOVERNMENT LONG BOND FUND--PER SHARE AMOUNTS FOR THE YEAR ENDED MARCH 31, 2002 HAVE BEEN RESTATED TO REFLECT A 1:3 REVERSE STOCK SPLIT EFFECTIVE FEBRUARY 10, 2003.

(a)  Unaudited.

(b) THE INVERSE GOVERNMENT LONG BOND FUND HAS RESTATED ITS RATIOS OF GROSS AND NET EXPENSES TO AVERAGE NET ASSETS IN THE FINANCIAL HIGHLIGHTS IN ORDER TO REFLECT THE RECLASSIFICATION OF INTEREST EXPENSE FROM SECURITIES SOLD SHORT. THIS RESTATEMENT HAD NO EFFECT ON THE GOVERNMENT LONG BOND FUND'S NET ASSET VALUE, PER SHARE VALUE, NET INVESTMENT INCOME RATIOS AND TOTAL INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS DURING ANY PERIOD.

ss.  OPERATING EXPENSES EXCLUDE INTEREST EXPENSE FROM SECURITIES SOLD SHORT.

                                                            200 & 201 PROSPECTUS

--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                   NET         NET INCREASE
                                                 REALIZED       (DECREASE)                    DISTRIBUTIONS
                     NET ASSET       NET           AND         IN NET ASSET    DISTRIBUTONS      FROM NET
                       VALUE,    INVESTMENT     UNREALIZED         VALUE         FROM NET        REALIZED
                     BEGINNING     INCOME     GAIN (LOSSES)   RESULTING FROM    INVESTMENT       CAPITAL
                     OF PERIOD     (LOSS)+    ON SECURITIES     OPERATIONS        INCOME          GAINS
-----------------------------------------------------------------------------------------------------------
COMMODITIES FUND
H-CLASS
   MARCH 31, 2006*    $25.00     $.61            $ 1.68        $ 2.29          $  --               $--
DYNAMIC STRENGTHENING DOLLAR FUND (FORMERLY, STRENGTHENING DOLLAR)
H-CLASS
   MARCH 31, 2006*     25.00      .51              2.33          2.84           (.13)               --
DYNAMIC WEAKENING DOLLAR FUND (FORMERLY, WEAKENING DOLLAR)
H-CLASS
   MARCH 31, 2006*     25.00      .49             (2.66)        (2.17)          (.14)               --
U.S. GOVERNMENT MONEY MARKET FUND
INVESTOR CLASS
   MARCH 31, 2006       1.00      .03                --           .03           (.03)               --
   March 31, 2005       1.00      .01                --           .01           (.01)               --
   March 31, 2004       1.00       --ss.ss.          --            --ss.ss.      (--)ss.ss.         --
   March 31, 2003       1.00      .01                --           .01           (.01)               --
   March 31, 2002       1.00      .02                --           .02           (.02)               --

                                                                        RATIOS TO
                                                                         AVERAGE
                                                                       NET ASSETS:
                                                           ----------------------------------
                                         NET                                                                    NET
                                      INCREASE      NET                                                       ASSETS,
                                     (DECREASE)    ASSET                               NET                    END OF
                                       IN NET     VALUE,      TOTAL                INVESTMENT   PORTFOLIO     PERIOD
                         TOTAL          ASSET     END OF   INVESTMENT     TOTAL      INCOME      TURNOVER     (000'S
                     DISTRIBUTIONS      VALUE     PERIOD     RETURN     EXPENSES     (LOSS)      RATE***     OMITTED)
----------------------------------------------------------------------------------------------------------------------
COMMODITIES FUND
H-CLASS
   MARCH 31, 2006*    $  --            $ 2.29     $27.29      9.16%      1.57%**     2.56%**        --      $   29,028
DYNAMIC STRENGTHENING DOLLAR FUND (FORMERLY, STRENGTHENING DOLLAR)
H-CLASS
   MARCH 31, 2006*     (.13)             2.71      27.71     11.35%      1.66%**     2.19%**        --           7,270
DYNAMIC WEAKENING DOLLAR FUND (FORMERLY, WEAKENING DOLLAR)
H-CLASS
   MARCH 31, 2006*     (.14)            (2.31)     22.69     (8.69)%     1.68%**     2.53%**        --          51,710
U.S. GOVERNMENT MONEY MARKET FUND
INVESTOR CLASS
   MARCH 31, 2006      (.03)               --       1.00      2.79%      0.88%       2.74%          --         975,088
   March 31, 2005      (.01)               --       1.00      0.82%      0.87%       0.81%          --       1,196,009
   March 31, 2004       (--)ss.ss.         --       1.00      0.18%      0.90%       0.18%          --       1,057,062
   March 31, 2003      (.01)               --       1.00      0.71%      0.92%       0.71%          --       1,218,676
   March 31, 2002      (.02)               --       1.00      2.35%      0.85%       2.23%          --         979,433

* SINCE THE COMMENCEMENT OF OPERATIONS: MAY 25, 2005--COMMODITIES FUND H-CLASS, DYNAMIC WEAKENING DOLLAR FUND H-CLASS AND DYNAMIC STRENGTHENING FUND H-CLASS.

**   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

ss.ss. LESS THAN $.01 PER SHARE: U.S. GOVERNMENT MONEY MARKET FUND INVESTOR
       CLASS ACTUAL AMOUNT = $.0019.

202


BENCHMARK INFORMATION
--------------------------------------------------------------------------------
STANDARD & POOR'S, NASDAQ, THE FRANK RUSSELL COMPANY, DOW JONES & COMPANY, INC., STOXX LIMITED INC., THE NEW YORK BOARD OF TRADE, AND THE TOKYO STOCK EXCHANGE (THE "INDEX PUBLISHERS") DO NOT SPONSOR, ENDORSE, SELL OR PROMOTE ANY RYDEX FUND AND MAKE NO REPRESENTATION OR WARRANTY, IMPLIED OR EXPRESS, TO THE INVESTORS IN THE FUNDS, OR ANY MEMBERS OF THE PUBLIC, REGARDING:

     o    THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN INDEX
          FUNDS;

     o THE ABILITY OF ANY INDEX TO TRACK STOCK MARKET PERFORMANCE OR A SEGMENT OF THE SAME;

     o THE ACCURACY AND/OR THE COMPLETENESS OF THE AFOREMENTIONED INDICES OR ANY DATA INCLUDED THEREIN;

     o THE RESULTS TO BE OBTAINED BY ANY OF THE FUNDS, THE INVESTORS IN THE FUNDS, OR ANY PERSON OR ENTITY FROM THE USE OF THE INDICES OR DATA INCLUDED THEREIN; AND

     o THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN.

FURTHER, THE INDEX PUBLISHERS DO NOT:

     o    RECOMMEND THAT ANY PERSON INVEST IN THE FUNDS OR ANY OTHER SECURITIES;

     o HAVE ANY RESPONSIBILITY OR LIABILITY FOR OR MAKE ANY DECISIONS ABOUT THE TIMING, AMOUNT OR PRICING OF THE FUNDS, INCLUDING CALCULATION OF NAV;

     o HAVE ANY RESPONSIBILITY OR LIABILITY FOR THE ADMINISTRATION, MANAGEMENT OR MARKETING OF THE FUNDS;

     o CONSIDER THE NEEDS OF THE FUNDS OR THE INVESTORS IN THE FUNDS IN DETERMINING, COMPOSING OR CALCULATING THE INDEXES OR HAS ANY OBLIGATION TO DO SO;

     o HAVE ANY LIABILITY IN CONNECTION WITH THE FUNDS OR FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN CONNECTION WITH THE INDEXES OR THE RELATED DATA;

     o HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF SUCH INDEX PUBLISHER KNOWS THAT THEY MIGHT OCCUR.

"STANDARD & POOR'S(R)," S&P(R)," "S&P 500(R)," "STANDARD & POOR'S 500," "500,"
"STANDARD & POOR'S MIDCAP 400," "S&P MIDCAP 400," "STANDARD & POOR'S SMALLCAP 600," AND "S&P SMALLCAP 600" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY RYDEX INVESTMENTS. THE RYDEX FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE RYDEX FUNDS.

DOW JONES, DOW JONES INDUSTRIAL AVERAGE(SM), DJIA(SM), OR OTHER RELEVANT MARKS/NAMES OF THE INDEX ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. DOW JONES HAS NO RELATIONSHIP TO THE RYDEX FUNDS, OTHER THAN THE LICENSING OF THE DOW JONES INDUSTRIAL AVERAGE (DJIA) AND ITS SERVICE MARKS FOR USE IN CONNECTED WITH THE FUNDS.

"NEW YORK BOARD OF TRADE," "NYBOT," "THE U.S. DOLLAR INDEX," AND "USDX," ARE TRADEMARKS OR SERVICE MARKS OF THE BOARD OF TRADE OF THE CITY OF NEW YORK, INC. AND HAVE BEEN LICENSED FOR USE BY RYDEX INVESTMENTS. THE RYDEX FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY THE NEW YORK BOARD OF TRADE AND THE NEW YORK BOARD OF TRADE MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE RYDEX FUNDS.

The Frank Russell Company ("Russell") publication of the Russell 2000(R) Index in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell 2000(R) Index is based. Russell's only relationship to the Trust is the licensing of certain trademarks and trade names of Russell and of the Russell 2000(R) Index which is determined, composed and calculated by Russell without regard to the Trust or the Funds. Russell is not responsible for and has not reviewed the Funds nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000(R) Index. Russell has no obligation or liability in connection with the administration, marketing or trading of the Funds.

RUSSELL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE RUSSELL 2000(R) INDEX OR ANY DATA INCLUDED THEREIN AND RUSSELL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. RUSSELL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, INVESTORS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE RUSSELL 2000(R) INDEX OR ANY DATA INCLUDED THEREIN. RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE RUSSELL 2000(R) INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RUSSELL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL

204


DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MORE INFORMATION ABOUT THE INDEX PUBLISHERS IS LOCATED IN THE SAI.

                                                                  PROSPECTUS 205


ADDITIONAL AND MORE DETAILED INFORMATION ABOUT THE FUNDS IS INCLUDED IN THE TRUST'S SAI DATED AUGUST 1, 2006. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("HTTP://WWW.SEC.GOV") THAT CONTAINS EACH SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.551.8090). YOU MAY REQUEST DOCUMENTS BY MAIL FROM THE SEC, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102. YOU MAY ALSO OBTAIN THIS INFORMATION, UPON PAYMENT OF A DUPLICATION FEE, BY EMAILING THE SEC AT THE FOLLOWING ADDRESS: PUBLICINFO@SEC.GOV.

YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING 800.820.0888 OR 301.296.5100, VISITING THE RYDEX WEB SITE AT WWW.RYDEXINVESTMENTS.COM, OR WRITING TO RYDEX SERIES FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850. ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE TRUST'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING THEIR LAST FISCAL YEAR.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX INVESTMENTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

THE TRUST'S SEC REGISTRATION NUMBER IS 811-07584.

PLEASE SEE THE RYDEX FUNDS' PRIVACY POLICY INSIDE THE BACK COVER.

206


--------------------------------------------------------------------------------

THIS PAGE INTENTIONALLY LEFT BLANK.

                                                                  PROSPECTUS 207


--------------------------------------------------------------------------------

THIS PAGE INTENTIONALLY LEFT BLANK.

208


--------------------------------------------------------------------------------

THIS PAGE INTENTIONALLY LEFT BLANK.

RYDEX INVESTMENTS PRIVACY POLICIES
--------------------------------------------------------------------------------

RYDEX FUNDS, RYDEX GLOBAL ADVISORS, RYDEX DISTRIBUTORS, INC.,
RYDEX ADVISORY SERVICES AND RYDEX CAPITAL PARTNERS (COLLECTIVELY "RYDEX")

(NOT A PART OF THIS PROSPECTUS)

OUR COMMITMENT TO YOU

When you become a Rydex investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone--whether it is your personal information or the fact that you are a current or former Rydex client.

THE INFORMATION WE COLLECT ABOUT YOU

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Rydex account application or when you request a transaction that involves the Rydex Funds or one of the Rydex affiliated companies. "Nonpublic personal information" is personally identifiable private information about you. For example, it includes information regarding your name and address, social security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (E.G., purchase and redemption history).

HOW WE HANDLE YOUR PERSONAL INFORMATION

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Rydex. For example, if you ask to transfer assets from another financial institution to Rydex, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Rydex investment products and services, we may share your information within the Rydex family of affiliated companies. This would include, for example, sharing your information within Rydex so we can make you aware of new Rydex funds or the services offered through another Rydex affiliated company. In certain instances, we may contract with nonaffiliated

                          (NOT PART OF THE PROSPECTUS)

210


companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

OPT OUT PROVISIONS

WE DO NOT SELL YOUR PERSONAL INFORMATION TO ANYONE. The law allows you to "opt out" of only certain kinds of information sharing with third parties. The Firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

HOW WE PROTECT PRIVACY ONLINE

Our concern for the privacy of our shareholders also extends to those who use our web site, www.rydexinvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Rydex web site offers customized features that require our use of "HTTP cookies"--tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Rydex web site. We do not use them to pull data from your hard drive, to learn your email address or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the Legal Information area on our web site for more details about web site security and privacy features.

HOW WE SAFEGUARD YOUR PERSONAL INFORMATION

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                          (NOT PART OF THE PROSPECTUS)

WE'LL KEEP YOU INFORMED

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at www.rydexinvestments.com. Should you have any questions regarding our Privacy Policy, contact us at
800.820.0888 or 301.296-5100.

                          (NOT PART OF THE PROSPECTUS)

[LOGO]RydexInvestment
           Essential for modern markets(TM)

           9601 Blackwell Road
           Suite 500
           Rockville, MD 20850
           800.820.0888
           www.rydexinvestments.com

           RSEIH-1-0806 X0807

                     PLEASE SEE RYDEX FUNDS' PRIVACY POLICY
                             INSIDE THIS BACK COVER.

                                                           DOMESTIC EQUITY FUNDS
NOVA                                                              MID-CAP GROWTH
S&P 500                                                            MID-CAP VALUE
INVERSE S&P 500 (FORMERLY, URSA)                       RUSSELL 2000(R) ADVANTAGE
LARGE-CAP GROWTH                                              (FORMERLY, MEKROS)
LARGE-CAP VALUE                                                  RUSSELL 2000(R)
OTC                                                      INVERSE RUSSELL 2000(R)
INVERSE OTC (FORMERLY, ARKTOS)                                (FORMERLY, INVERSE
MID-CAP ADVANTAGE (FORMERLY, MEDIUS)                                  SMALL-CAP)
INVERSE MID-CAP                                                 SMALL-CAP GROWTH
                                                                 SMALL-CAP VALUE

                                                              RYDEX SERIES FUNDS
                            ADVISOR AND H-CLASS SHARES PROSPECTUS AUGUST 1, 2006

                                                                    SECTOR FUNDS
BANKING                                                                 INTERNET
BASIC MATERIALS                                                          LEISURE
BIOTECHNOLOGY                                                    PRECIOUS METALS
CONSUMER PRODUCTS                                                    REAL ESTATE
ELECTRONICS                                                            RETAILING
ENERGY                                                                TECHNOLOGY
ENERGY SERVICES                                               TELECOMMUNICATIONS
FINANCIAL SERVICES                                                TRANSPORTATION
HEALTH CARE                                                            UTILITIES

                                                      INTERNATIONAL EQUITY FUNDS
EUROPE ADVANTAGE                                                 JAPAN ADVANTAGE
(FORMERLY, LARGE-CAP EUROPE)                         (FORMERLY, LARGE-CAP JAPAN)

                                                              FIXED INCOME FUNDS
GOVERNMENT LONG BOND                                     INVERSE GOVERNMENT LONG
ADVANTAGE (FORMERLY, U.S.                                  BOND (FORMERLY, JUNO)
GOVERNMENT BOND)

                                                               ALTERNATIVE FUNDS
COMMODITIES                                             DYNAMIC WEAKENING DOLLAR
DYNAMIC STRENGTHENING DOLLAR                        (FORMERLY, WEAKENING DOLLAR)
(FORMERLY, STRENGTHENING DOLLAR)

                                                               MONEY MARKET FUND
                                                    U.S. GOVERNMENT MONEY MARKET


                                                          [LOGO]RydexInvestments
                                                Essential for modern markets(TM)

The Securities and Exchange Commission has not approved or disapproved the Trust's shares or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

DOMESTIC EQUITY FUNDS ....................................................     3
    COMMON RISK/RETURN INFORMATION .......................................     3
    NOVA FUND ............................................................     5
    S&P 500 FUND .........................................................     8
    INVERSE S&P 500 FUND .................................................    10
    LARGE-CAP GROWTH FUND ................................................    14
    LARGE-CAP VALUE FUND .................................................    17
    OTC FUND .............................................................    20
    INVERSE OTC FUND .....................................................    23
    MID-CAP ADVANTAGE FUND ...............................................    27
    INVERSE MID-CAP FUND .................................................    31
    MID-CAP GROWTH FUND ..................................................    35
    MID-CAP VALUE FUND ...................................................    38
    RUSSELL 2000(R) ADVANTAGE FUND .......................................    41
    RUSSELL 2000(R) FUND .................................................    45
    INVERSE RUSSELL 2000(R) FUND .........................................    47
    SMALL-CAP GROWTH FUND ................................................    50
    SMALL-CAP VALUE FUND .................................................    53
SECTOR FUNDS .............................................................    56
    COMMON RISK/RETURN INFORMATION .......................................    56
    BANKING FUND .........................................................    58
    BASIC MATERIALS FUND .................................................    61
    BIOTECHNOLOGY FUND ...................................................    64
    CONSUMER PRODUCTS FUND ...............................................    67
    ELECTRONICS FUND .....................................................    70
    ENERGY FUND ..........................................................    73
    ENERGY SERVICES FUND .................................................    76
    FINANCIAL SERVICES FUND ..............................................    79
    HEALTH CARE FUND .....................................................    82
    INTERNET FUND ........................................................    85
    LEISURE FUND .........................................................    88
    PRECIOUS METALS FUND .................................................    91
    REAL ESTATE ..........................................................    94
    RETAILING FUND .......................................................    98
    TECHNOLOGY FUND ......................................................   101
    TELECOMMUNICATIONS FUND ..............................................   104
    TRANSPORTATION FUND ..................................................   107
    UTILITIES FUND .......................................................   110
INTERNATIONAL EQUITY FUNDS ...............................................   113
    COMMON RISK/RETURN INFORMATION .......................................   113
    EUROPE ADVANTAGE FUND ................................................   116
    JAPAN ADVANTAGE FUND .................................................   119
FIXED INCOME FUNDS .......................................................   122
    COMMON RISK/RETURN INFORMATION .......................................   122
    GOVERNMENT LONG BOND ADVANTAGE FUND ..................................   124
    INVERSE GOVERNMENT LONG BOND FUND ....................................   128
ALTERNATIVE FUNDS ........................................................   132
    COMMON RISK/RETURN INFORMATION .......................................   132
    COMMODITIES FUND .....................................................   133
    DYNAMIC STRENGTHENING DOLLAR FUND ....................................   136
    DYNAMIC WEAKENING DOLLAR FUND ........................................   139
MONEY MARKET FUND ........................................................   142
    U.S. GOVERNMENT MONEY MARKET FUND ....................................   142
INVESTMENTS AND RISKS ....................................................   145
SHAREHOLDER INFORMATION ..................................................   158
TRANSACTION INFORMATION ..................................................   159
BUYING FUND SHARES .......................................................   164
SELLING FUND SHARES ......................................................   168
EXCHANGING FUND SHARES ...................................................   170
RYDEX ACCOUNT POLICIES ...................................................   172
DISTRIBUTION AND SHAREHOLDER SERVICES ....................................   176
DIVIDENDS AND DISTRIBUTIONS ..............................................   177
TAX INFORMATION ..........................................................   178
MANAGEMENT OF THE FUNDS ..................................................   180
FINANCIAL HIGHLIGHTS .....................................................   183
BENCHMARK INFORMATION ....................................................   202

                   PLEASE SEE THE RYDEX FUNDS' PRIVACY POLICY
                    INSIDE THE BACK COVER OF THIS PROSPECTUS.

                                                                    PROSPECTUS 1


                               RYDEX SERIES FUNDS
                              ADVISOR CLASS SHARES
                                 H-CLASS SHARES

            9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850
             800.820.0888 o 301.296.5100 o WWW.RYDEXINVESTMENTS.COM

--------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS
SECTOR FUNDS
INTERNATIONAL EQUITY FUNDS
FIXED INCOME FUNDS
ALTERNATIVE FUNDS
MONEY MARKET FUND
--------------------------------------------------------------------------------

Rydex Series Funds (the "Trust") is a mutual fund complex offering professionally managed investment portfolios (the "Funds"), which are grouped into the following categories:

DOMESTIC EQUITY FUNDS - Nova Fund, S&P 500 Fund, Inverse S&P 500 Fund, Large-Cap Growth Fund, Large-Cap Value Fund, OTC Fund, Inverse OTC Fund, Mid-Cap Advantage Fund, Inverse Mid-Cap Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Russell 2000(R) Advantage Fund, Russell 2000(R) Fund, Inverse Russell 2000(R) Fund, Small-Cap Growth Fund and Small-Cap Value Fund.

SECTOR FUNDS - Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund.

INTERNATIONAL EQUITY FUNDS - Europe Advantage Fund and Japan Advantage Fund.

FIXED INCOME FUNDS - Government Long Bond Advantage Fund and Inverse Government Long Bond Fund.

ALTERNATIVE FUNDS - Commodities Fund, Dynamic Strengthening Dollar Fund and Dynamic Weakening Dollar Fund.

MONEY MARKET FUND - U.S. Government Money Market Fund.

Advisor and H-Class Shares of the Funds are sold principally to clients of professional money managers ("financial intermediaries") and to investors who take part in certain strategic asset allocation investment programs. Investors may exchange shares of the Funds through the Rydex web site - www.rydexinvestments.com - and over the phone.

2


RISKS OF INVESTING IN THE FUNDS

The value of the Funds may fluctuate. In addition, Fund shares:

      o   MAY DECLINE IN VALUE, AND YOU MAY LOSE MONEY

      o   ARE NOT FEDERALLY INSURED

      o   ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY

      o   ARE NOT BANK DEPOSITS

      o   ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

                                                                    PROSPECTUS 3


RYDEX DOMESTIC EQUITY FUNDS
--------------------------------------------------------------------------------

NOVA FUND                               INVERSE MID-CAP FUND

S&P 500 FUND                            MID-CAP GROWTH FUND

INVERSE S&P 500 FUND                    MID-CAP VALUE FUND

LARGE-CAP GROWTH FUND                   RUSSELL 2000(R) ADVANTAGE FUND

LARGE-CAP VALUE FUND                    RUSSELL 2000(R) FUND

OTC FUND                                INVERSE RUSSELL 2000(R) FUND

INVERSE OTC FUND                        SMALL-CAP GROWTH FUND

MID-CAP ADVANTAGE FUND                  SMALL-CAP VALUE FUND

COMMON RISK/RETURN INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

Each Domestic Equity Fund seeks to provide investment results that either match or correlate to the performance of a specific benchmark.

PRINCIPAL RISKS

ACTIVE TRADING RISK - A significant portion of the assets of the Funds may come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Funds may negatively impact the Funds' ability to achieve their respective investment objectives.

DEPOSITARY RECEIPT RISK - The Funds may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in a Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Funds' use of equity derivatives such as futures, options and swap agreements to pursue their respective investment objectives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. These risks may cause the Funds to experience higher losses than funds that do not use derivatives.

4


EARLY CLOSING RISK - The Funds are subject to the risk that unanticipated early closings of securities exchanges may result in the Funds' inability to buy or sell securities on that day. If an exchange closes early on a day when a Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

MARKET RISK - Due to market conditions, the value of the Funds' equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in a Fund to decrease.

NON-DIVERSIFICATION RISK - Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SWAP COUNTERPARTY CREDIT RISK - The Funds are subject to credit risk on the amount they expect to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to a Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK - The Funds' investment adviser, Rydex Investments (the "Advisor") may not be able to cause a Fund's performance to match that of the Fund's benchmark, either on a daily or aggregate basis. In addition, because each Fund, except for the Mid-Cap Advantage Fund and Russell 2000(R) Advantage Fund, is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent a Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. The Mid-Cap Advantage Fund and Russell 2000(R) Advantage Fund seek to track their respective benchmarks over time, but are also subject to the effects of mathematical compounding. Tracking error may cause a Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, a Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

                                                                    PROSPECTUS 5


NOVA FUND
--------------------------------------------------------------------------------
(RYNAX)

FUND OBJECTIVE

The Nova Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500(R) Index (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 150% of the value of any increase in the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 150% of the value of any decrease in the underlying index (E.G., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 7.5% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its investment objective through what is sometimes referred to as "master-feeder arrangement." The Fund invests all of its assets in the Nova Master Fund, a separate series of the Trust with an identical investment objective.

Unlike a traditional index fund, as its primary investment strategy, the Nova Master Fund invests to a significant extent in leveraged instruments, such as futures contracts and options on securities, futures contracts, and stock indices, as well as equity securities. The Fund will also enter into swap agreements. Futures and options contracts enable the Nova Master Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, to collateralize these futures and options contracts, the Nova Master Fund holds U.S. Government securities or cash equivalents.

PRINCIPAL RISKS

In addition to the risks common to investing in any Domestic Equity Fund, the Nova Master Fund is subject to a number of other risks that may affect the value of its shares, including:

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will also have the effect of magnifying tracking error risk.

MARKET SEGMENT RISK - The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

6


INVESTOR PROFILE

Investors who expect the S&P 500(R) Index to go up and want accelerated investment gains when the index does so. These investors must also be willing to bear the risk of equally accelerated losses if the S&P 500(R) Index goes down.

PERFORMANCE

The bar chart and table below show the performance of the Advisor Class Shares of the Nova Fund both year by year and as an average over different periods of time. Periods prior to October 15, 1998 represent the performance of Investor Class Shares of the Fund, which are offered in a separate prospectus, adjusted to reflect Advisor Class Shares' higher expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

NOVA FUND

1996        26.58%

1997        41.64%

1998        34.37%

1999        23.44%

2000       -19.96%

2001       -22.62%

2002       -35.47%

2003        39.59%

2004        14.83%

2005         4.12%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 1.48%.

HIGHEST QUARTER RETURN          31.45%
(quarter ended 12/31/1998)
LOWEST QUARTER RETURN          -26.49%
(quarter ended 9/30/2002)

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

ADVISOR CLASS SHARES                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS 4
---------------------------------------------------------------------------------------
Return Before Taxes                           4.12%        -3.58%           7.09%

Return After Taxes on Distributions 2         3.00%        -3.83%           6.83%

Return After Taxes on Distributions
   and Sale of Fund Shares 2                  2.69%        -3.15%           6.09%

S&P 500(R) Index 3                            4.91%         0.54%           9.07%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR

                                                                    PROSPECTUS 7


      INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANY ("S&P") ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

4 THE FUND COMMENCED OPERATIONS ON JULY 12, 1993. ADVISOR CLASS SHARES WERE OFFERED BEGINNING OCTOBER 15, 1998.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Nova Fund.

SHAREHOLDER FEES*                                                   NONE
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from Fund assets)**
    MANAGEMENT FEES                                                 0.75%
    DISTRIBUTION (12b-1) FEES                                       0.25%
    OTHER EXPENSES***                                               0.74%
    TOTAL ANNUAL FUND OPERATING EXPENSES                            1.74%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

** THIS TABLE AND THE EXAMPLE INCLUDE BOTH THE FEES PAID BY THE FUND AND ITS SHARE OF THE FEES OF THE NOVA MASTER FUND.

*** "OTHER EXPENSES" HAVE BEEN RESTATED TO REFLECT A LOWER LEVEL OF TAX EXPENSE FOR THE CURRENT FISCAL YEAR. LAST YEAR THE FUND WAS SUBJECT TO A GREATER LEVEL OF TAX EXPENSE DUE TO AN ERROR. THE ADVISOR REIMBURSED THE FUND THE ENTIRE AMOUNT OF THAT ADDITIONAL TAX EXPENSE. HAD THE EXPENSES NOT BEEN RESTATED IN THE TABLE ABOVE, "OTHER EXPENSES" WOULD HAVE BEEN 0.85% AND "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD HAVE BEEN 1.85%.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Nova Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

NOVA FUND                           1 YEAR        3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
ADVISOR CLASS                        $183           $566       $973      $2,111

8


S&P 500 FUND
--------------------------------------------------------------------------------
(RYSPX)

FUND OBJECTIVE

The S&P 500 Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the S&P 500(R) Index (the "underlying index"). The investment objective of the S&P 500 Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by the amount of any increase in the value of the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of decrease in the value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities or cash equivalents to collateralize its derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any Domestic Equity Fund, the S&P 500 Fund is subject to a number of other risks that may affect the value of its shares, including:

MARKET SEGMENT RISK - The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

INVESTOR PROFILE

Investors who expect the S&P 500(R) Index to go up and want investment gains when the index does so. These investors must also be willing to bear the risk of equal losses if the S&P 500(R) Index goes down.

PERFORMANCE

The S&P 500 Fund commenced operations on May 31, 2006 and, therefore, does not have a performance history for a full calendar year.

                                                                    PROSPECTUS 9


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the S&P 500 Fund.

SHAREHOLDER FEES*                                                    NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)**
    MANAGEMENT FEES                                                 0.75%
    DISTRIBUTION (12b-1) FEES                                       0.25%
    OTHER EXPENSES**                                                0.45%
    TOTAL ANNUAL FUND OPERATING EXPENSES                            1.45%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

** BECAUSE THE FUND IS NEW, "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the S&P 500 Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

S&P 500 FUND                                                  1 YEAR     3 YEARS
--------------------------------------------------------------------------------
H CLASS                                                        $152       $473

10


INVERSE S&P 500 FUND
(FORMERLY, URSA FUND)
--------------------------------------------------------------------------------
(RYUAX)

FUND OBJECTIVE

The Inverse S&P 500 Fund seeks to provide investment results that will inversely correlate to the performance of the S&P 500(R) Index (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (E.G., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its investment objective through what is sometimes referred to as a "master-feeder arrangement." The Fund invests all of its assets in the Inverse S&P 500 Master Fund, a separate series of the Trust with an identical investment objective.

Unlike a traditional index fund, the Inverse S&P 500 Master Fund's benchmark is to perform exactly opposite the underlying index, and the Inverse S&P 500 Master Fund will not own the securities included in the underlying index. Instead, as its primary investment strategy, the Inverse S&P 500 Master Fund invests to a significant extent in short sales of securities or futures contracts and in options on securities, futures contracts, and stock indices and will enter into swap agreements. On a day-to-day basis, the Inverse S&P 500 Master Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.

Under normal circumstances, the Inverse S&P 500 Fund will invest substantially all (at least 80%) of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of its underlying index. This is a non-fundamental policy that can be changed by the Inverse S&P 500 Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any Domestic Equity Fund, the Inverse S&P 500 Master Fund is subject to a number of other risks that may affect the value of its shares, including:

MARKET SEGMENT RISK - The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

                                                                   PROSPECTUS 11


SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

INVESTOR PROFILE

Investors who expect the S&P 500(R) Index to go down and want investment gains when the index does so. These investors must also be willing to bear the risk of equal losses if the S&P 500(R) Index goes up.

PERFORMANCE

The bar chart and table below show the performance of the Advisor Class Shares of the Inverse S&P 500 Fund both year by year and as an average over different periods of time. Periods prior to August 5, 1998 represent the performance of Investor Class Shares of the Fund, which are offered in a separate prospectus, adjusted to reflect Advisor Class Shares' higher expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

INVERSE S&P 500 FUND

1996       -12.51%

1997       -21.37%

1998       -19.57%

1999       -12.89%

2000        16.83%

2001        15.67%

2002        21.52%

2003       -24.12%

2004       -10.25%

2005        -1.16%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 0.38%.

HIGHEST QUARTER RETURN          17.57%
(quarter ended 9/30/2001)
LOWEST QUARTER RETURN          -17.19%
(quarter ended 12/31/1998)

12


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

ADVISOR CLASS SHARES                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS 4
---------------------------------------------------------------------------------------
Return Before Taxes                         -1.16%         -1.10%           -6.10%

Return After Taxes on Distributions 2       -1.70%         -1.54%           -6.40%

Return After Taxes on Distributions
   and Sale of Fund Shares 2                -0.76%         -1.15%           -5.08%

S&P 500(R) Index 3                           4.91%          0.54%            9.07%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

4 THE FUND COMMENCED OPERATIONS ON JANUARY 7, 1994. ADVISOR CLASS SHARES WERE OFFERED BEGINNING AUGUST 5, 1998.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Inverse S&P 500 Fund.

SHAREHOLDER FEES*                                                   NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets) **
    MANAGEMENT FEES                                                 0.90%
    DISTRIBUTION (12b-1) FEES                                       0.25%
    OTHER EXPENSES***                                               0.73%
    TOTAL ANNUAL FUND OPERATING EXPENSES                            1.88%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

** THIS TABLE AND THE EXAMPLE INCLUDE BOTH THE FEES PAID BY THE FUND AND ITS SHARE OF THE FEES OF THE INVERSE S&P 500 MASTER FUND.

                                                                   PROSPECTUS 13


*** "OTHER EXPENSES" HAVE BEEN RESTATED TO REFLECT A LOWER LEVEL OF TAX EXPENSE FOR THE CURRENT FISCAL YEAR. LAST YEAR THE FUND WAS SUBJECT TO A GREATER LEVEL OF TAX EXPENSE DUE TO AN ERROR. THE ADVISOR REIMBURSED THE FUND THE ENTIRE AMOUNT OF THAT ADDITIONAL TAX EXPENSE. HAD THE EXPENSES NOT BEEN RESTATED IN THE TABLE ABOVE, "OTHER EXPENSES" WOULD HAVE BEEN 0.76% AND "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD HAVE BEEN 1.91%.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Inverse S&P 500 Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

INVERSE S&P 500 FUND                1 YEAR    3 YEARS        5 YEARS    10 YEARS
--------------------------------------------------------------------------------
ADVISOR CLASS                        $197       $610         $1,049      $2,266

14


LARGE-CAP GROWTH FUND
--------------------------------------------------------------------------------
(RYAWX)

FUND OBJECTIVE

The Large-Cap Growth Fund seeks to provide investment results that match the performance of a benchmark for large cap growth securities. The Fund's current benchmark is the S&P 500/Citigroup Pure Growth Index (the "underlying index"). The investment objective of the Large-Cap Growth Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in the value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any Domestic Equity Fund, the Large-Cap Growth Fund is subject to a number of other risks that may affect the value of its shares, including:

MARKET SEGMENT RISK - The Fund is subject to the risk that large-capitalization growth stocks may underperform other segments of the equity market or the equity market as a whole.

INVESTOR PROFILE

Investors who expect the S&P 500/Citigroup Pure Growth Index to go up and want investment gains when the index does so. These investors must also be willing to bear the risk of equal losses if the S&P 500/Citigroup Pure Growth Index goes down.

                                                                   PROSPECTUS 15


PERFORMANCE

The bar chart and table below show the performance of the H-Class Shares of the Large-Cap Growth Fund for the past year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

LARGE-CAP GROWTH FUND

2005         1.41%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS -3.03%

HIGHEST QUARTER RETURN           3.12%
(quarter ended 9/30/2005)
LOWEST QUARTER RETURN           -2.47%
(quarter ended 3/31/2005)

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                          PAST 1 YEAR   SINCE INCEPTION
H-CLASS SHARES                                            (2/20/2004)
-----------------------------------------------------------------------
Return Before Taxes                          1.41%           1.00%

Return After Taxes on Distributions 2        1.38%           0.98%

Return After Taxes on Distributions and
   Sale of Fund Shares 2                     0.92%           0.84%

S&P 500/Citigroup Pure Growth Index 3        7.31%           9.69%

S&P 500/Barra Growth Index 4                 3.46%           3.56%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

16


3 THE S&P 500/CITIGROUP PURE GROWTH INDEX IS NARROW IN FOCUS, CONTAINING ONLY THOSE S&P 500 COMPANIES WITH STRONG GROWTH CHARACTERISTICS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

4 PREVIOUSLY THE FUND'S RETURNS HAD BEEN COMPARED TO THE S&P 500/BARRA GROWTH INDEX, BUT THE BENCHMARK OF THE FUND WAS CHANGED TO THE S&P 500/CITIGROUP PURE GROWTH INDEX, EFFECTIVE DECEMBER 16, 2005, BECAUSE OF ITS GREATER EMPHASIS ON GROWTH STOCKS.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Large-Cap Growth Fund.

SHAREHOLDER FEES*                                                   NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
    MANAGEMENT FEES                                                 0.75%
    DISTRIBUTION (12b-1) FEES                                       0.25%
    OTHER EXPENSES                                                  0.49%
    TOTAL ANNUAL FUND OPERATING EXPENSES                            1.49%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Large-Cap Growth Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

LARGE-CAP GROWTH FUND               1 YEAR    3 YEARS        5 YEARS    10 YEARS
--------------------------------------------------------------------------------
H-CLASS                              $156       $486           $838      $1,830

                                                                   PROSPECTUS 17


LARGE-CAP VALUE FUND
--------------------------------------------------------------------------------
(RYZAX)

FUND OBJECTIVE

The Large-Cap Value Fund seeks to provide investment results that match the performance of a benchmark for large-cap value securities. The Fund's current benchmark is the S&P 500/Citigroup Pure Value Index (the "underlying index"). The investment objective of the Large-Cap Value Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in the value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any Domestic Equity Fund, the Large-Cap Value Fund is subject to a number of other risks that may affect the value of its shares, including:

MARKET SEGMENT RISK - The Fund is subject to the risk that large-capitalization value stocks may underperform other segments of the equity market or the equity market as a whole.

INVESTOR PROFILE

Investors who expect the S&P 500/Citigroup Pure Value Index to go up and want investment gains when the index does so. These investors must also be willing to bear the risk of equal losses if the S&P 500/Citigroup Pure Value Index goes down.

18


PERFORMANCE

The bar chart and table below show the performance of the H-Class Shares of the Large-Cap Value Fund for the past year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

LARGE - CAP VALUE FUND

2005         3.62%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 6.01%.

HIGHEST QUARTER RETURN           2.84%
(quarter ended 9/30/2005)
LOWEST QUARTER RETURN           -2.92%
(quarter ended 3/31/2005)

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                          PAST 1 YEAR   SINCE INCEPTION
H-CLASS SHARES                                            (2/20/2004)
-----------------------------------------------------------------------
Return Before Taxes                          3.62%           7.09%

Return After Taxes on Distributions 2        3.11%           6.77%

Return After Taxes on Distributions and
   Sale of Fund Shares 2                     2.36%           5.87%

S&P 500/Citigroup Pure Value Index 3        13.42%          18.84%

S&P 500/Barra Value Index 4                  6.33%           9.79%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500/CITIGROUP PURE VALUE INDEX IS NARROW IN FOCUS, CONTAINING ONLY THOSE S&P 500 COMPANIES WITH STRONG VALUE CHARACTERISTICS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

                                                                   PROSPECTUS 19


4 PREVIOUSLY THE FUND'S RETURNS HAD BEEN COMPARED TO THE S&P 500/BARRA VALUE INDEX, BUT THE BENCHMARK OF THE FUND WAS CHANGED TO THE S&P 500/CITIGROUP PURE VALUE INDEX, EFFECTIVE DECEMBER 16, 2005, BECAUSE OF ITS GREATER EMPHASIS ON VALUE STOCKS.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Large-Cap Value Fund.

SHAREHOLDER FEES(*)                                                 NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
    MANAGEMENT FEES                                                 0.75%
    DISTRIBUTION (12b-1) FEES                                       0.25%
    OTHER EXPENSES                                                  0.49%
    TOTAL ANNUAL FUND OPERATING EXPENSES                            1.49%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Large-Cap Value Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

LARGE-CAP VALUE FUND                1 YEAR    3 YEARS        5 YEARS    10 YEARS
--------------------------------------------------------------------------------
H-CLASS                              $156      $486           $838       $1,830

20


OTC FUND
--------------------------------------------------------------------------------
(RYAOX)

FUND OBJECTIVE

The OTC Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the Nasdaq 100 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests principally in securities of companies included in the underlying index. It also may invest in other instruments whose performance is expected to correspond to that of the underlying index, and may engage in futures and options transactions and enter into swap agreements. The Fund may also purchase U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Domestic Equity Fund, the OTC Fund is subject to a number of other risks that may affect the value of its shares, including:

CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

MARKET SEGMENT RISK - The Fund is subject to the risk that the over-the-counter market may underperform other segments of the equity market or the equity market as a whole.

INVESTOR PROFILE

Investors who expect the Nasdaq 100 Index(R) to go up and want investment gains when the index does so. These investors must also be willing to bear the risk of equal losses if the Nasdaq 100 Index(R) goes down.

                                                                   PROSPECTUS 21


PERFORMANCE

The bar chart and table below show the performance of the Advisor Class Shares of the OTC Fund both year by year and as an average over different periods of time. Periods prior to September 22, 1998 represent the performance of Investor Class Shares of the Fund, which are offered in a separate prospectus, adjusted to reflect Advisor Class Shares' higher expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

OTC FUND

1996        42.71%

1997        21.23%

1998        85.63%

1999        99.56%

2000       -38.26%

2001       -35.01%

2002       -38.86%

2003        45.63%

2004         9.00%

2005         0.71%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 is -5.01%.

HIGHEST QUARTER RETURN          52.78%
(quarter ended 12/31/1999)
LOWEST QUARTER RETURN          -36.97%
(quarter ended 9/30/2001)

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

ADVISOR CLASS SHARES                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS 4
---------------------------------------------------------------------------------------
Return Before Taxes                          0.71%         -8.68%            9.66%

Return After Taxes on Distributions 2        0.60%         -8.70%            9.51%

Return After Taxes on Distributions
   and Sale of Fund Shares 2                 0.46%         -7.16%            8.54%

Nasdaq 100 Index(R) 3                        1.49%         -6.82%           11.06%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE NASDAQ 100 INDEX(R) IS AN UNMANAGED MODIFIED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 100 OF THE LARGEST NON-FINANCIAL COMPANIES LISTED ON THE NASDAQ STOCK MARKET ("NASDAQ"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

22


4 THE FUND COMMENCED OPERATIONS ON FEBRUARY 14, 1994. ADVISOR CLASS SHARES WERE OFFERED BEGINNING SEPTEMBER 22, 1998.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the OTC Fund.

SHAREHOLDER FEES*                                                   NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
    MANAGEMENT FEES                                                 0.75%
    DISTRIBUTION (12b-1) FEES                                       0.25%
    OTHER EXPENSES                                                  0.70%
    TOTAL ANNUAL FUND OPERATING EXPENSES                            1.70%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the OTC Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

OTC FUND                            1 YEAR    3 YEARS        5 YEARS    10 YEARS
--------------------------------------------------------------------------------
ADVISOR CLASS                        $179       $553           $952      $2,067

                                                                   PROSPECTUS 23


INVERSE OTC FUND
(FORMERLY, ARKTOS FUND)
--------------------------------------------------------------------------------
(RYAAX)

FUND OBJECTIVE

The Inverse OTC Fund seeks to provide investment results that will match the performance of a specific benchmark. The Fund's current benchmark is the inverse of the performance of the Nasdaq 100 Index(R) (the "underlying index"). The investment objective of Inverse OTC Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its investment objective through what is sometimes referred to as a "master-feeder arrangement." The Fund invests all of its assets in the Inverse OTC Master Fund, a separate series of the Trust with an identical investment objective.

Unlike a traditional index fund, the Inverse OTC Master Fund's objective is to perform exactly the opposite of the underlying index, and the Inverse OTC Master Fund will not own the securities included in the underlying index. Instead, as its primary investment strategy, the Inverse OTC Master Fund invests to a significant extent in short sales of securities or futures contracts and in options on securities, futures contracts, and stock indices and also will enter into swap agreements. On a day-to-day basis, the Inverse OTC Master Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Inverse OTC Master Fund also may enter into swap agreements.

PRINCIPAL RISKS

In addition to the risks common to investing in any Domestic Equity Fund, the Inverse OTC Master Fund is subject to a number of other risks that may affect the value of its shares, including:

CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their

24


products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

MARKET SEGMENT RISK - The Fund is subject to the risk that the over-the-counter market may outperform other segments of the equity market or the equity market as a whole.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

INVESTOR PROFILE

Investors who expect the Nasdaq 100 Index(R) to go down and want investment gains when the index does so. These investors must also be willing to bear the risk of equal losses if the Nasdaq 100 Index(R) goes up.

PERFORMANCE

The bar chart and table below show the performance of the Advisor Class Shares of the Inverse OTC Fund both year by year and as an average over different periods of time. Periods prior to August 1, 2003 represent the performance of Investor Class Shares of the Fund, which are offered in a separate prospectus, adjusted to reflect Advisor Class Shares' higher expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

INVERSE OTC FUND

1999       -54.52%

2000        22.88%

2001        14.53%

2002        34.79%

2003       -37.25%

2004       -12.02%

2005         0.67%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 6.57%.

HIGHEST QUARTER RETURN          51.12%
(quarter ended 9/30/2001)
LOWEST QUARTER RETURN          -35.92%
(quarter ended 12/31/1999)

                                                                   PROSPECTUS 25


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                         SINCE
                                                                       INCEPTION
ADVISOR CLASS SHARES                      PAST 1 YEAR   PAST 5 YEARS  (9/3/1998 4)
----------------------------------------------------------------------------------
Return Before Taxes                          0.67%         -3.02%        -14.99%

Return After Taxes on Distributions 2        0.14%         -3.40%        -15.24%

Return After Taxes on Distributions and
   Sale of Fund Shares 2                     0.43%         -2.72%        -11.59%

Nasdaq 100 Index(R) 3                        1.49%         -6.82%          4.30%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE NASDAQ 100 INDEX(R) IS AN UNMANAGED MODIFIED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 100 OF THE LARGEST NON-FINANCIAL COMPANIES LISTED ON NASDAQ. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

4 THE FUND COMMENCED OPERATIONS ON SEPTEMBER 3, 1998. ADVISOR CLASS SHARES WERE OFFERED BEGINNING AUGUST 1, 2003.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Inverse OTC Fund.

SHAREHOLDER FEES(*)                                                 NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets) **
    MANAGEMENT FEES                                                 0.90%
    DISTRIBUTION (12b-1) FEES                                       0.25%
    OTHER EXPENSES                                                  0.74%
    TOTAL ANNUAL FUND OPERATING EXPENSES                            1.89%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

** THIS TABLE AND THE EXAMPLE INCLUDE BOTH THE FEES PAID BY THE FUND AND ITS SHARE OF THE FEES OF THE INVERSE OTC MASTER FUND.

26


EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Inverse OTC Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

INVERSE OTC FUND                    1 YEAR    3 YEARS        5 YEARS    10 YEARS
--------------------------------------------------------------------------------
ADVISOR CLASS                        $198       $613         $1,054      $2,277

                                                                   PROSPECTUS 27


MID-CAP ADVANTAGE FUND
(FORMERLY, MEDIUS FUND)
--------------------------------------------------------------------------------
(RYMDX)

FUND OBJECTIVE

The Mid-Cap Advantage Fund seeks to provide investment results that correlate to the performance of a specific benchmark for mid-cap securities. The Fund's current benchmark is the S&P MidCap 400(R) Index (the "underlying index"). The investment objective of the Mid-Cap Advantage Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests principally in securities of companies included in the underlying index and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Swap agreements and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Advisor will attempt to consistently apply leverage to increase the Fund's exposure to 150% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

Under normal circumstances, the Mid-Cap Advantage Fund will invest substantially all (at least 80%) of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform similarly to those of its underlying index. This is a non-fundamental policy that can be changed by the Mid-Cap Advantage Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any Domestic Equity Fund, the Mid-Cap Advantage Fund is subject to a number of other risks that may affect the value of its shares, including:

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

28


MARKET SEGMENT RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

MID-CAPITALIZATION ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

TRACKING ERROR RISK - Tracking error risk may be more significant for the Fund compared to other Domestic Equity Funds, due to the Fund's consistent application of leverage to increase exposure to its benchmark.

INVESTOR PROFILE

Investors who expect the S&P MidCap 400(R) Index to go up and want accelerated investment gains when the index does so. These investors must also be willing to bear the risk of equally accelerated losses if the S&P MidCap 400(R) Index goes down.

PERFORMANCE

The bar chart and table below show the performance of the H-Class Shares of the Mid-Cap Advantage Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

MID-CAP ADVANTAGE FUND

2002       -27.40%

2003        50.89%

2004        21.73%

2005        13.89%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 4.16%.

HIGHEST QUARTER RETURN          27.12%
(quarter ended 6/30/2003)
LOWEST QUARTER RETURN          -25.72%
(quarter ended 9/30/2002)

                                                                   PROSPECTUS 29


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                        SINCE
                                                                      INCEPTION
H-CLASS SHARES                                          PAST 1 YEAR  (8/16/2001)
--------------------------------------------------------------------------------
Return Before Taxes                                        13.89%        9.28%

Return After Taxes on Distributions 2                      13.72%        9.18%

Return After Taxes on Distributions
   and Sale of Fund Shares 2                                9.27%        8.01%

S&P MidCap 400(R) Index 3                                  12.56%       10.41%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3     THE S&P MIDCAP 400(R) INDEX IS AN UNMANAGED MODIFIED
      CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 400 MID-CAP STOCKS CHOSEN BY S&P FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION. RETURNS REFLECT NO DEDUCTION FOR FEES, TAXES OR EXPENSES.

30


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Mid-Cap Advantage Fund.

SHAREHOLDER FEES(*)                                                 NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
    MANAGEMENT FEES                                                 0.90%
    DISTRIBUTION (12b-1) FEES                                       0.25%
    OTHER EXPENSES**                                                0.49%
    TOTAL ANNUAL FUND OPERATING EXPENSES                            1.64%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

** "OTHER EXPENSES" HAVE BEEN RESTATED TO REFLECT A LOWER LEVEL OF TAX EXPENSE FOR THE CURRENT FISCAL YEAR. LAST YEAR THE FUND WAS SUBJECT TO A GREATER LEVEL OF TAX EXPENSE DUE TO AN ERROR. THE ADVISOR REIMBURSED THE FUND THE ENTIRE AMOUNT OF THAT ADDITIONAL TAX EXPENSE. HAD THE EXPENSES NOT BEEN RESTATED IN THE TABLE ABOVE, "OTHER EXPENSES" WOULD HAVE BEEN 0.75% AND "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD HAVE BEEN 1.90%.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Mid-Cap Advantage Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

MID-CAP ADVANTAGE FUND              1 YEAR    3 YEARS        5 YEARS    10 YEARS
--------------------------------------------------------------------------------
H-CLASS                              $172       $534          $919       $2,000

                                                                   PROSPECTUS 31


INVERSE MID-CAP FUND
--------------------------------------------------------------------------------
(RYMHX)

FUND OBJECTIVE

The Inverse Mid-Cap Fund seeks to provide investment results that will match the performance of a specific benchmark. The Fund's current benchmark is the inverse of the performance of the S&P MidCap 400(R) Index (the "underlying index").
The investment objective of the Inverse Mid-Cap Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY

Unlike a traditional index fund, the Fund's objective is to perform exactly the opposite of the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the underlying index. For example, the Fund engages in short sales of securities included in the underlying index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the underlying index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any Domestic Equity Fund, the Inverse Mid-Cap Fund is subject to a number of other risks that may affect the value of its shares, including:

MARKET SEGMENT RISK - The Fund is subject to the risk that medium-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

MID-CAPITALIZATION ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or

32


financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

INVESTOR PROFILE

Investors who expect the S&P MidCap 400(R) Index to go down and want investment gains when the index does so. These investors must also be willing to bear the risk of equal losses if the S&P MidCap 400(R) Index goes up.

PERFORMANCE

The bar chart and table below show the performance of the H-Class Shares of the Inverse Mid-Cap Fund for the past year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

INVERSE MID-CAP FUND

2005        -8.50%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS -1.48%.

HIGHEST QUARTER RETURN           0.85%
(quarter ended 3/31/2005)
LOWEST QUARTER RETURN           -3.82%
(quarter ended 9/30/2005)

                                                                   PROSPECTUS 33


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1
                                                                        SINCE
                                                                      INCEPTION
H-CLASS SHARES                                          PAST 1 YEAR  (2/20/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                        -8.50%      -11.37%

Return After Taxes on Distributions 2                      -9.03%      -11.65%

Return After Taxes on Distributions and
   Sale of Fund Shares 2                                   -5.53%      -9.74%

S&P MidCap 400(R) Index 3                                  12.56%      13.40%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3     THE S&P MIDCAP 400(R) INDEX IS AN UNMANAGED MODIFIED
      CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 400 MID-CAP STOCKS CHOSEN BY S&P FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION. RETURNS REFLECT NO DEDUCTION FOR FEES, TAXES OR EXPENSES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Inverse Mid-Cap Fund.

SHAREHOLDER FEES(*)                                                 NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
    MANAGEMENT FEES                                                 0.90%
    DISTRIBUTION (12b-1) FEES                                       0.25%
    OTHER EXPENSES                                                  0.49%
    TOTAL ANNUAL FUND OPERATING EXPENSES                            1.64%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

34


EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Inverse Mid-Cap Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

INVERSE MID-CAP FUND                1 YEAR    3 YEARS        5 YEARS    10 YEARS
--------------------------------------------------------------------------------
H-CLASS                              $172      $534           $919       $2,000

                                                                   PROSPECTUS 35


MID-CAP GROWTH FUND
--------------------------------------------------------------------------------
(RYBHX)

FUND OBJECTIVE

The Mid-Cap Growth Fund seeks to provide investment results that match the performance of a benchmark for mid cap growth securities. The Fund's current benchmark is the S&P MidCap 400/Citigroup Pure Growth Index (the "underlying index"). The investment objective of the Mid-Cap Growth Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in the value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any Domestic Equity Fund, the Mid-Cap Growth Fund is subject to a number of other risks that may affect the value of its shares, including:

MARKET SEGMENT RISK - The Fund is subject to the risk that medium-capitalization growth stocks may underperform other segments of the equity market or the equity market as a whole.

MID-CAPITALIZATION ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

36


INVESTOR PROFILE

Investors who expect the S&P MidCap 400/Citigroup Pure Growth Index to go up and want investment gains when the index does so. These investors must also be willing to bear the risk of equal losses if the S&P MidCap 400/Citigroup Pure Growth Index goes down.

PERFORMANCE

The bar chart and table below show the performance of the H-Class Shares of the Mid-Cap Growth Fund for the past year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

MID-CAP GROWTH FUND

2005        11.49%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS -0.90%.

HIGHEST QUARTER RETURN           4.93%
(quarter ended 12/31/2005)
LOWEST QUARTER RETURN           -0.67%
(quarter ended 3/31/2005)

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1
                                                                        SINCE
                                                                      INCEPTION
H-CLASS SHARES                                          PAST 1 YEAR  (2/20/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                       11.49%       10.61%

Return After Taxes on Distributions 2                     11.33%       10.52%

Return After Taxes on Distributions and
   Sale of Fund Shares 2                                   7.48%        9.03%

S&P MidCap 400/Citigroup Pure Growth Index 3              12.05%       14.14%

S&P MidCap 400/Barra Growth Index 4                       13.42%       12.89%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

                                                                   PROSPECTUS 37


2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P MIDCAP 400/CITIGROUP PURE GROWTH INDEX IS NARROW IN FOCUS, CONTAINING ONLY THOSE S&P MIDCAP 400 COMPANIES WITH STRONG GROWTH CHARACTERISTICS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

4 PREVIOUSLY THE FUND'S RETURNS HAD BEEN COMPARED TO THE S&P MIDCAP 400/BARRA GROWTH INDEX, BUT THE BENCHMARK OF THE FUND WAS CHANGED TO THE S&P MIDCAP 400/CITIGROUP PURE GROWTH INDEX, EFFECTIVE DECEMBER 16, 2005, BECAUSE OF ITS GREATER EMPHASIS ON GROWTH STOCKS.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Mid-Cap Growth Fund.

SHAREHOLDER FEES(*)                                                 NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
    MANAGEMENT FEES                                                 0.75%
    DISTRIBUTION (12b-1) FEES                                       0.25%
    OTHER EXPENSES                                                  0.50%
    TOTAL ANNUAL FUND OPERATING EXPENSES                            1.50%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Mid-Cap Growth Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

MID-CAP GROWTH FUND                 1 YEAR    3 YEARS        5 YEARS    10 YEARS
--------------------------------------------------------------------------------
H-CLASS                              $158      $489           $843       $1,841

38


MID-CAP VALUE FUND
--------------------------------------------------------------------------------
(RYAVX)

FUND OBJECTIVE

The Mid-Cap Value Fund seeks to provide investment results that match the performance of a benchmark for mid-cap securities. The Fund's current benchmark is the S&P MidCap 400/Citigroup Pure Value Index (the "underlying index"). The investment objective of the Mid-Cap Value Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in the value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any Domestic Equity Fund, the Mid-Cap Value Fund is subject to a number of other risks that may affect the value of its shares, including:

MARKET SEGMENT RISK - The Fund is subject to the risk that medium-capitalization value stocks may underperform other segments of the equity market or the equity market as a whole.

MID-CAPITALIZATION ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

                                                                   PROSPECTUS 39


INVESTOR PROFILE

Investors who expect the S&P MidCap 400/Citigroup Pure Value Index to go up and want investment gains when the index does so. These investors must also be willing to bear the risk of equal losses if the S&P MidCap 400/Citigroup Pure Value Index goes down.

PERFORMANCE

The bar chart and table below show the performance of the H-Class Shares of the Mid-Cap Value Fund for the past year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

MID-CAP VALUE FUND

2005         8.62%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 6.22%.

HIGHEST QUARTER RETURN           4.87%
(quarter ended 9/30/2005)
LOWEST QUARTER RETURN           -1.22%
(quarter ended 3/31/2005)

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1
                                                                        SINCE
                                                                      INCEPTION
H-CLASS SHARES                                          PAST 1 YEAR  (2/20/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                        8.62%        10.97%

Return After Taxes on Distributions 2                      8.38%        10.75%

Return After Taxes on Distributions and
   Sale of Fund Shares 2                                   5.60%         9.26%

S&P MidCap 400/Citigroup Pure Value Index 3                9.37%        13.90%

S&P MidCap 400/Barra Value Index 4                        11.60%        13.82%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

40


2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P MIDCAP 400/CITIGROUP PURE VALUE INDEX IS NARROW IN FOCUS, CONTAINING ONLY THOSE S&P MIDCAP 400 COMPANIES WITH STRONG VALUE CHARACTERISTICS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

4 PREVIOUSLY THE FUND'S RETURNS HAD BEEN COMPARED TO THE S&P MIDCAP 400/BARRA VALUE INDEX, BUT THE BENCHMARK OF THE FUND WAS CHANGED TO THE S&P MIDCAP 400/CITIGROUP PURE VALUE INDEX, EFFECTIVE DECEMBER 16, 2005, BECAUSE OF ITS GREATER EMPHASIS ON VALUE STOCKS.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Mid-Cap Value Fund.

SHAREHOLDER FEES(*)                                                 NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
    MANAGEMENT FEES                                                 0.75%
    DISTRIBUTION (12b-1) FEES                                       0.25%
    OTHER EXPENSES                                                  0.48%
    TOTAL ANNUAL FUND OPERATING EXPENSES                            1.48%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Mid-Cap Value Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

MID-CAP VALUE FUND                  1 YEAR    3 YEARS        5 YEARS    10 YEARS
--------------------------------------------------------------------------------
H-CLASS                              $155      $482           $832       $1,819

                                                                   PROSPECTUS 41


RUSSELL 2000(R) ADVANTAGE FUND
(FORMERLY, MEKROS FUND)
--------------------------------------------------------------------------------
(RYMKX)

FUND OBJECTIVE

The Russell 2000(R) Advantage Fund seeks to provide investment results that correlate to the performance of a specific benchmark for small-cap securities. The Fund's current benchmark is the Russell 2000(R) Index (the "underlying index"). The investment objective of the Russell 2000(R) Advantage Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests principally in securities of companies included in the underlying index and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Swap agreements and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Advisor will attempt to consistently apply leverage to increase the Fund's exposure to 150% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

Under normal circumstances, the Russell 2000(R) Advantage Fund will invest substantially all (at least 80%) of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform similarly to those of its underlying index. This is a non-fundamental policy that can be changed by the Russell 2000(R) Advantage Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any Domestic Equity Fund, the Russell 2000(R) Advantage Fund is subject to a number of other risks that may affect the value of its shares, including:

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

42


MARKET SEGMENT RISK - The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

SMALL-CAPITALIZATION ISSUER RISK - In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than medium and large-capitalization companies.

TRACKING ERROR RISK - Tracking error risk may be more significant for the Fund compared to other Domestic Equity Funds, due to the Fund's consistent application of leverage to increase exposure to its benchmark.

INVESTOR PROFILE

Investors who expect the Russell 2000(R) Index to go up and want accelerated investment gains when the index does so. These investors must also be willing to bear the risk of equally accelerated losses if the Russell 2000(R) Index goes down.

PERFORMANCE

The bar chart and table below show the performance of the H-Class Shares of the Russell 2000(R) Advantage Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

RUSSELL 2000(R) ADVANTAGE FUND

2001        -7.25%

2002       -33.70%

2003        68.32%

2004        25.10%

2005         4.04%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 9.44%.

HIGHEST QUARTER RETURN          36.24%
(quarter ended 6/30/2003)
LOWEST QUARTER RETURN          -32.32%
(quarter ended 9/30/2002)

                                                                   PROSPECTUS 43


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                        SINCE
                                                                      INCEPTION
H-CLASS SHARES                            PAST 1 YEAR   PAST 5 YEARS (11/1/2000)
--------------------------------------------------------------------------------
Return Before Taxes                          4.04%         6.14%         4.51%

Return After Taxes on Distributions 2        4.04%         6.11%         4.49%

Return After Taxes on Distributions
   and Sale of Fund Shares 2                 2.63%         5.30%         3.88%

Russell 2000(R) Index 3                      4.55%         8.22%         7.51%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE RUSSELL 2000(R) INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF SMALLER CAPITALIZATION COMPANY PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Russell 2000(R) Advantage Fund.

SHAREHOLDER FEES(*)                                                 NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
    MANAGEMENT FEES                                                 0.90%
    DISTRIBUTION (12b-1) FEES                                       0.25%
    OTHER EXPENSES**                                                0.49%
    TOTAL ANNUAL FUND OPERATING EXPENSES                            1.64%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

** "OTHER EXPENSES" HAVE BEEN RESTATED TO REFLECT A LOWER LEVEL OF TAX EXPENSE FOR THE CURRENT FISCAL YEAR. LAST YEAR THE FUND WAS SUBJECT TO A GREATER LEVEL OF TAX EXPENSE DUE TO AN ERROR. THE ADVISOR REIMBURSED THE FUND THE ENTIRE AMOUNT OF THAT ADDITIONAL TAX EXPENSE. HAD THE EXPENSES NOT BEEN RESTATED IN THE TABLE ABOVE, "OTHER EXPENSES" WOULD HAVE BEEN 0.90% AND "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD HAVE BEEN 2.05%.

44


EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Russell 2000(R) Advantage Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

RUSSELL 2000(R)
ADVANTAGE FUND                      1 YEAR    3 YEARS        5 YEARS    10 YEARS
--------------------------------------------------------------------------------
H-CLASS                              $172      $534           $919       $2,000

                                                                   PROSPECTUS 45


RUSSELL 2000(R) FUND
--------------------------------------------------------------------------------
(RYRHX)

FUND OBJECTIVE

The Russell 2000(R) Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the Russell 2000(R) Index (the "underlying index"). The investment objective of the Russell 2000(R) Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by the amount of and any increase in value of the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of decrease in the value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities or cash equivalents to collateralize its derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any Domestic Equity Fund, the Russell 2000(R) Fund is subject to a number of other risks that may affect the value of its shares, including:

MARKET SEGMENT RISK - The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

SMALL-CAPITALIZATION ISSUER RISK - In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than medium and large-capitalization companies.

INVESTOR PROFILE

Investors who expect the Russell 2000(R) Index to go up and want investment gains when the index does so. These investors must also be willing to bear the risk of equal losses if the Russell 2000(R) Index goes down.

46


PERFORMANCE

The Russell 2000(R) Fund commenced operations on May 31, 2006 and, therefore, does not have a performance history for a full calendar year.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Russell 2000(R) Fund.

SHAREHOLDER FEES(*)                                                 NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
    MANAGEMENT FEES                                                 0.75%
    DISTRIBUTION (12b-1) FEES                                       0.25%
    OTHER EXPENSES**                                                0.45%
    TOTAL ANNUAL FUND OPERATING EXPENSES                            1.45%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

** BECAUSE THE FUND IS NEW, "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Russell 2000(R) Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

RUSSELL 2000(R) FUND                                         1 YEAR      3 YEARS
--------------------------------------------------------------------------------
H-CLASS                                                       $152         $473

                                                                   PROSPECTUS 47


INVERSE RUSSELL 2000(R) FUND
(FORMERLY, INVERSE SMALL-CAP FUND)
--------------------------------------------------------------------------------
(RYSHX)

FUND OBJECTIVE

The Inverse Russell 2000(R) Fund seeks to provide investment results that will match the performance of a specific benchmark. The Fund's current benchmark is the inverse of the performance of the Russell 2000(R) Index (the "underlying index"). The investment objective of the Inverse Russell 2000(R) Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY

Unlike a traditional index fund, the Fund's objective is to perform exactly the opposite of the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the underlying index. For example, the Fund engages in short sales of securities included in the underlying index or futures contracts, and will enter into swap agreements. In addition, the Fund may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the underlying index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its short sales and derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any Domestic Equity Fund, the Inverse Russell 2000(R) Fund is subject to a number of other risks that may affect the value of its shares, including:

MARKET SEGMENT RISK - The Fund is subject to the risk that small-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The

48


Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

SMALL-CAPITALIZATION ISSUER RISK - In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than medium and large-capitalization companies.

INVESTOR PROFILE

Investors who expect the Russell 2000(R) Index to go down and want investment gains when the index does so. These investors must also be willing to bear the risk of equal losses if the Russell 2000(R) Index goes up.

PERFORMANCE

The bar chart and table below show the performance of the H-Class Shares of the Inverse Russell 2000(R) Fund for the past year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

INVERSE RUSSELL 2000(R) FUND

2005        -2.69%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS -5.65%.

HIGHEST QUARTER RETURN           5.93%
(quarter ended 3/31/2005)
LOWEST QUARTER RETURN           -4.02%
(quarter ended 9/30/2005)

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                        SINCE
                                                                      INCEPTION
H-CLASS SHARES                                          PAST 1 YEAR  (2/20/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                       -2.69%       -8.54%

Return After Taxes on Distributions 2                     -3.27%       -8.83%

Return After Taxes on Distributions
   and Sale of Fund Shares 2                              -1.75%       -7.38%

Russell 2000(R) Index 3                                    4.55%        9.63%

                                                                   PROSPECTUS 49


1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE RUSSELL 2000(R) INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF SMALL-CAPITALIZATION COMPANY PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Inverse Russell 2000(R) Fund.

SHAREHOLDER FEES(*)                                                 NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
    MANAGEMENT FEES                                                 0.90%
    DISTRIBUTION (12b-1) FEES                                       0.25%
    OTHER EXPENSES                                                  0.50%
    TOTAL ANNUAL FUND OPERATING EXPENSES                            1.65%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Inverse Russell 2000(R) Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

INVERSE RUSSELL 2000(R)
FUND                                1 YEAR    3 YEARS        5 YEARS    10 YEARS
--------------------------------------------------------------------------------
H-CLASS                              $173      $537           $925       $2,011

50


SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------
(RYWAX)

FUND OBJECTIVE

The Small-Cap Growth Fund seeks to provide investment results that match the performance of a benchmark for small-cap growth securities. The Fund's current benchmark is the S&P SmallCap 600/Citigroup Pure Growth Index (the "underlying index"). The investment objective of the Small-Cap Growth Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in the value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any Domestic Equity Fund, the Small-Cap Growth Fund is subject to a number of other risks that may affect the value of its shares, including:

MARKET SEGMENT RISK - The Fund is subject to the risk that small-capitalization growth stocks may underperform other segments of the equity market or the equity market as a whole.

SMALL-CAPITALIZATION ISSUER RISK - In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than medium and large-capitalization companies.

INVESTOR PROFILE

Investors who expect the S&P SmallCap 600/Citigroup Pure Growth Index to go up and want investment gains when the index does so. These investors must also be willing to bear the risk of equal losses if the S&P SmallCap 600/Citigroup Pure Growth Index goes down.

                                                                   PROSPECTUS 51


PERFORMANCE

The bar chart and table below show the performance of the H-Class Shares of the Small-Cap Growth Fund for the past year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

SMALL-CAP GROWTH FUND

2005         5.78%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 3.39%.

HIGHEST QUARTER RETURN           6.00%
(quarter ended 9/30/2005)
LOWEST QUARTER RETURN           -2.17%
(quarter ended 3/31/2005)

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                        SINCE
                                                                      INCEPTION
H-CLASS SHARES                                          PAST 1 YEAR  (2/20/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                        5.78%       11.30%

Return After Taxes on Distributions 2                      4.89%       10.61%

Return After Taxes on Distributions
   and Sale of Fund Shares 2                               3.84%        9.28%

S&P SmallCap 600/Citigroup Pure Growth Index 3             7.10%       16.64%

S&P SmallCap 600/Barra Growth Index 4                      8.97%       14.24%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P SMALLCAP 600/CITIGROUP PURE GROWTH INDEX IS NARROW IN FOCUS, CONTAINING ONLY THOSE S&P SMALLCAP 600 COMPANIES WITH STRONG GROWTH CHARACTERISTICS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

52


4 PREVIOUSLY THE FUND'S RETURNS HAD BEEN COMPARED TO THE S&P SMALLCAP 600/BARRA GROWTH INDEX, BUT THE BENCHMARK OF THE FUND WAS CHANGED TO THE S&P SMALLCAP 600/CITIGROUP PURE GROWTH INDEX, EFFECTIVE DECEMBER 16, 2005, BECAUSE OF ITS GREATER EMPHASIS ON GROWTH STOCKS.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Small-Cap Growth Fund.

SHAREHOLDER FEES*                                                   NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
    MANAGEMENT FEES                                                 0.75%
    DISTRIBUTION (12b-1) FEES                                       0.25%
    OTHER EXPENSES                                                  0.50%
    TOTAL ANNUAL FUND OPERATING EXPENSES                            1.50%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Small-Cap Growth Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SMALL-CAP GROWTH FUND            1 YEAR      3 YEARS       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
H-CLASS                           $158         $489          $843        $1,841

                                                                   PROSPECTUS 53


SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------
(RYAZX)

FUND OBJECTIVE

The Small-Cap Value Fund seeks to provide investment results that match the performance of a benchmark for small cap value securities. The Fund's current benchmark is the S&P SmallCap 600/Citigroup Pure Value Index (the "underlying index"). The investment objective of the Small-Cap Value Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in the value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in securities of companies in the underlying index and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any Domestic Equity Fund, the Small-Cap Value Fund is subject to a number of other risks that may affect the value of its shares, including:

MARKET SEGMENT RISK - The Fund is subject to the risk that small-capitalization value stocks may underperform other segments of the equity market or the equity market as a whole.

SMALL-CAPITALIZATION ISSUER RISK - In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than medium and large-capitalization companies.

INVESTOR PROFILE

Investors who expect the S&P Small Cap 600/Citigroup Pure Value Index to go up and want investment gains when the index does so. These investors must also be willing to bear the risk of equal losses if the S&P 600/Citigroup Pure Value Index goes down.

54


PERFORMANCE

The bar chart and table below show the performance of the H-Class Shares of the Small-Cap Value Fund for the past year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

SMALL-CAP VALUE FUND

2005         3.19%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 7.96%.

HIGHEST QUARTER RETURN           3.46%
(quarter ended 9/30/2005)
LOWEST QUARTER RETURN           -2.89%
(quarter ended 3/31/2005)

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                        SINCE
                                                                      INCEPTION
H-CLASS SHARES                                          PAST 1 YEAR  (2/20/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                        3.19%       10.57%

Return After Taxes on Distributions 2                      2.60%       10.14%

Return After Taxes on Distributions
   and Sale of Fund Shares 2                               2.09%        8.79%

S&P SmallCap 600/Citigroup Pure Value Index 3             11.59%       16.94%

S&P SmallCap 600/Barra Value Index 3                       6.45%       13.64%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P SMALLCAP 600/CITIGROUP PURE VALUE INDEX IS NARROW IN FOCUS, CONTAINING ONLY THOSE S&P SMALLCAP 600 COMPANIES WITH STRONG VALUE CHARACTERISTICS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

                                                                   PROSPECTUS 55


4 PREVIOUSLY THE FUND'S RETURNS HAD BEEN COMPARED TO THE S&P SMALLCAP 600/BARRA VALUE INDEX, BUT THE BENCHMARK OF THE FUND WAS CHANGED TO THE S&P SMALLCAP 600/CITIGROUP PURE VALUE INDEX, EFFECTIVE DECEMBER 16, 2005, BECAUSE OF ITS GREATER EMPHASIS ON VALUE STOCKS.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Small-Cap Value Fund.

SHAREHOLDER FEES*                                                   NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
    MANAGEMENT FEES                                                 0.75%
    DISTRIBUTION (12b-1) FEES                                       0.25%
    OTHER EXPENSES                                                  0.50%
    TOTAL ANNUAL FUND OPERATING EXPENSES                            1.50%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Small-Cap Value Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SMALL-CAP VALUE FUND             1 YEAR      3 YEARS       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
H-CLASS                           $158         $489          $843        $1,841

56


RYDEX SECTOR FUNDS
--------------------------------------------------------------------------------

BANKING FUND                              INTERNET FUND
BASIC MATERIALS FUND                      LEISURE FUND
BIOTECHNOLOGY FUND                        PRECIOUS METALS FUND
CONSUMER PRODUCTS FUND                    REAL ESTATE FUND
ELECTRONICS FUND                          RETAILING FUND
ENERGY FUND                               TECHNOLOGY FUND
ENERGY SERVICES FUND                      TELECOMMUNICATIONS FUND
FINANCIAL SERVICES FUND                   TRANSPORTATION FUND
HEALTH CARE FUND                          UTILITIES FUND

COMMON RISK/RETURN INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

Each Sector Fund seeks capital appreciation by investing in companies that operate in a specific economic sector. The investment objective of each Sector Fund is non-fundamental and may be changed without shareholder approval.

PRINCIPAL RISKS

ACTIVE TRADING RISK - A significant portion of the assets of the Funds may come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Funds may negatively impact the Funds' ability to achieve their respective investment objectives.

DEPOSITARY RECEIPT RISK - The Funds may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in a Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Funds' use of equity derivatives such as futures, options and swap agreements to pursue their respective investment objectives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. These risks may cause the Funds to experience higher losses than funds that do not use derivatives.

                                                                   PROSPECTUS 57


EARLY CLOSING RISK - The Funds are subject to the risk that unanticipated early closings of securities exchanges may result in the Funds' inability to buy or sell securities on that day. If an exchange closes early on a day when a Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

MARKET RISK - Due to market conditions, the value of the Funds' equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in a Fund to decrease.

NON-DIVERSIFICATION RISK - Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SMALL-CAPITALIZATION AND MID-CAPITALIZATION ISSUER RISK - Small and medium-capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small-capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or be listed on an exchange and may or may not pay dividends.

58


BANKING FUND
--------------------------------------------------------------------------------
(RYKAX)

FUND OBJECTIVE

The Banking Fund seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions ("Banking Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Banking Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Banking Companies that have small to mid-sized capitalizations. Banking Companies are engaged in accepting deposits and making commercial and principally non-mortgage consumer loans and include state chartered banks, savings and loan institutions, and banks that are members of the Federal Reserve System. The Fund may also engage in futures and options transactions, and purchase American Depositary Receipts ("ADRs") and U.S. Government securities. Under Securities and Exchange Commission (the "SEC") regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Banking Fund is subject to a number of other risks that may affect the value of its shares, including:

BANKING SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the banking sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in Banking Companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting Banking Companies. The prices of the securities of Banking Companies may fluctuate widely due to the broadening of regional and national interstate banking powers, the reduction in the number of publicly-traded Banking Companies, and general economic conditions that could create exposure to credit losses.

                                                                   PROSPECTUS 59


PERFORMANCE

The bar chart and table below show the performance of the Advisor Class Shares of the Banking Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

BANKING FUND

1999       -19.12%

2000       15.30%

2001       -2.77%

2002       -2.80%

2003       31.32%

2004       13.35%

2005       -3.88%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 2.20%.

HIGHEST QUARTER RETURN          21.95%
(quarter ended 9/30/2000)
LOWEST QUARTER RETURN          -18.44%
(quarter ended 9/30/1999)

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                         SINCE
                                                                       INCEPTION
ADVISOR CLASS SHARES                      PAST 1 YEAR   PAST 5 YEARS  (4/1/1998)
--------------------------------------------------------------------------------
Return Before Taxes                         -3.88%         6.22%          1.48%

Return After Taxes on Distributions 2       -4.41%         5.33%          0.93%

Return After Taxes on Distributions
   and Sale of Fund Shares 2                -2.52%         4.79%          0.92%

S&P 500(R) Index 3                           4.91%         0.54%          3.11%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

60


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Banking Fund.

SHAREHOLDER FEES*                                                   NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
    MANAGEMENT FEES                                                 0.85%
    DISTRIBUTION (12b-1) FEES                                       0.25%
    OTHER EXPENSES                                                  0.74%
    TOTAL ANNUAL FUND OPERATING EXPENSES                            1.84%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Banking Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

BANKING FUND                     1 YEAR      3 YEARS       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
ADVISOR CLASS                     $193         $598        $1,027        $2,222

                                                                   PROSPECTUS 61


BASIC MATERIALS FUND
--------------------------------------------------------------------------------
(RYBAX)

FUND OBJECTIVE

The Basic Materials Fund seeks capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials ("Basic Materials Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Basic Materials Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Basic Materials Companies that have small to mid-sized capitalizations. Basic Materials Companies are engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector, and may be involved in the production of metals, textiles, and wood products, including equipment suppliers and railroads. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Basic Materials Fund is subject to a number of other risks that may affect the value of its shares, including:

BASIC MATERIALS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the basic materials sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Basic Materials Companies may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the U.S. Dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

62


PERFORMANCE

The bar chart and table below show the performance of the Advisor Class Shares of the Basic Materials Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

BASIC MATERIALS FUND

1999        21.69%

2000       -21.10%

2001        -0.99%

2002       -14.06%

2003        32.20%

2004        19.95%

2005         3.16%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 9.36%.

HIGHEST QUARTER RETURN          24.25%
(quarter ended 12/31/2000)
LOWEST QUARTER RETURN          -24.02%
(quarter ended 9/30/2002)

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                        SINCE
                                                                      INCEPTION
ADVISOR CLASS SHARES                     PAST 1 YEAR   PAST 5 YEARS  (4/14/1998)
--------------------------------------------------------------------------------
Return Before Taxes                         3.16%         6.84%         -0.18%

Return After Taxes on Distributions 2       2.94%         6.64%         -0.30%

Return After Taxes on Distributions
   and Sale of Fund Shares 2                2.06%         5.78%         -0.23%

S&P 500(R) Index 3                          4.91%         0.54%          3.03%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

                                                                   PROSPECTUS 63


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Basic Materials Fund.

SHAREHOLDER FEES*                                                   NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
    MANAGEMENT FEES                                                 0.85%
    DISTRIBUTION (12b-1) FEES                                       0.25%
    OTHER EXPENSES                                                  0.75%
    TOTAL ANNUAL FUND OPERATING EXPENSES                            1.85%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Basic Materials Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

BASIC MATERIALS FUND             1 YEAR      3 YEARS       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
ADVISOR CLASS                     $194         $601        $1,032        $2,233

64


BIOTECHNOLOGY FUND
--------------------------------------------------------------------------------
(RYOAX)

FUND OBJECTIVE

The Biotechnology Fund seeks capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services ("Biotechnology Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Biotechnology Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Biotechnology Companies that have small to mid-sized capitalizations. Biotechnology Companies are engaged in the research, development, and manufacture of various biotechnological products, services, and processes; manufacture and/or distribute biotechnological and biomedical products, including devices and instruments; provide or benefit significantly from scientific and technological advances in biotechnology; or provide processes or services instead of, or in addition to, products. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Biotechnology Fund is subject to a number of other risks that may affect the value of its shares, including:

BIOTECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the biotechnology sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Biotechnology Companies may fluctuate widely due to patent considerations, intense competition, rapid technological change and obsolescence, and regulatory requirements of the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities.

                                                                   PROSPECTUS 65


PERFORMANCE

The bar chart and table below show the performance of the Advisor Class Shares of the Biotechnology Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

BIOTECHNOLOGY FUND

1999        95.52%

2000        28.00%

2001       -17.29%

2002       -45.79%

2003        45.66%

2004         1.36%

2005        11.20%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS -6.13%.

HIGHEST QUARTER RETURN          46.14%
(quarter ended 12/31/1999)
LOWEST QUARTER RETURN          -33.60%
(quarter ended 6/30/2002)

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                        SINCE
                                                                      INCEPTION
ADVISOR CLASS SHARES                      PAST 1 YEAR   PAST 5 YEARS  (4/1/1998)
--------------------------------------------------------------------------------
Return Before Taxes                         11.20%         -5.94%       10.44%

Return After Taxes on Distributions 2       11.20%         -5.94%       10.43%

Return After Taxes on Distributions
   and Sale of Fund Shares 2                 7.28%         -4.95%        9.24%

S&P 500(R) Index 3                           4.91%          0.54%        3.11%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

66


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Biotechnology Fund.

SHAREHOLDER FEES*                                                   NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
    MANAGEMENT FEES                                                 0.85%
    DISTRIBUTION (12b-1) FEES                                       0.25%
    OTHER EXPENSES                                                  0.76%
    TOTAL ANNUAL FUND OPERATING EXPENSES                            1.86%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Biotechnology Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

BIOTECHNOLOGY FUND               1 YEAR      3 YEARS       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
ADVISOR CLASS                     $195         $604        $1,038        $2,244

                                                                   PROSPECTUS 67


CONSUMER PRODUCTS FUND
--------------------------------------------------------------------------------
(RYCAX)

FUND OBJECTIVE

The Consumer Products Fund seeks capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally ("Consumer Products Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Consumer Products Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Consumer Products Companies that have small to mid-sized capitalizations. Consumer Products Companies include companies that manufacture, wholesale or retail durable goods such as major appliances and personal computers, or that retail non-durable goods such as beverages, tobacco, health care products, household and personal care products, apparel, and entertainment products (e.g., books, magazines, TV, cable, movies, music, gaming, sports), as well as companies that provide consumer products and services such as lodging, child care, convenience stores, and car rentals. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Consumer Products Fund is subject to a number of other risks that may affect the value of its shares, including:

CONSUMER PRODUCTS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the consumer products sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The performance of Consumer Products Companies has historically been closely tied to the performance of the overall economy, and is also affected by interest rates, competition, consumer confidence and relative levels of disposable household income and seasonal consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

68

PERFORMANCE

The bar chart and table below show the performance of the Advisor Class Shares of the Consumer Products Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

CONSUMER PRODUCTS FUND

1999         1.54%

2000       -13.44%

2001        -2.95%

2002        -4.03%

2003        21.15%

2004        12.67%

2005        -1.05%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 6.33%.

HIGHEST QUARTER RETURN          15.52%
(quarter ended 12/31/1999)
LOWEST QUARTER RETURN          -17.40%
(quarter ended 3/31/2000)

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                        SINCE
                                                                      INCEPTION
ADVISOR CLASS SHARES                     PAST 1 YEAR   PAST 5 YEARS  (8/17/1998)
--------------------------------------------------------------------------------
Return Before Taxes                        -1.05%         4.70%         2.22%

Return After Taxes on Distributions 2      -1.53%         4.51%         1.89%

Return After Taxes on Distributions
   and Sale of Fund Shares 2               -0.67%         3.93%         1.70%

S&P 500(R) Index 3                          4.91%         0.54%         3.51%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

                                                                   PROSPECTUS 69


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Consumer Products Fund.

SHAREHOLDER FEES*                                                   NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
    MANAGEMENT FEES                                                 0.85%
    DISTRIBUTION (12b-1) FEES                                       0.25%
    OTHER EXPENSES                                                  0.72%
    TOTAL ANNUAL FUND OPERATING EXPENSES                            1.82%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Consumer Products Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CONSUMER PRODUCTS
FUND                             1 YEAR      3 YEARS       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
ADVISOR CLASS                     $191         $591        $1,016        $2,200

70


ELECTRONICS FUND
--------------------------------------------------------------------------------
(RYSAX)

FUND OBJECTIVE

The Electronics Fund seeks capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices ("Electronics Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Electronics Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Electronics Companies that have small to mid-sized capitalizations. Electronics Companies include companies involved in the manufacture and development of semiconductors, connectors, printed circuit boards and other components; equipment vendors to electronic component manufacturers; electronic component distributors; electronic instruments and electronic systems vendors; and also include companies involved in all aspects of the electronics business and in new technologies or specialty areas such as defense electronics, advanced design and manufacturing technologies, or lasers. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Electronics Fund is subject to a number of other risks that may affect the value of its shares, including:

ELECTRONICS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the electronics sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Electronics Companies may fluctuate widely due to risks of rapid obsolescence of products, intense competition, the economic performance of their customers, high technology and research costs, and may face competition from subsidized foreign competitors with lower production costs.

                                                                   PROSPECTUS 71


PERFORMANCE

The bar chart and table below show the performance of the Advisor Class Shares of the Electronics Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

ELECTRONICS FUND

1999       120.21%

2000       -18.43%

2001       -29.65%

2002       -49.43%

2003        71.68%

2004       -21.24%

2005         4.08%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 2.05%.

HIGHEST QUARTER RETURN          48.34%
(quarter ended 12/31/1999)
LOWEST QUARTER RETURN          -38.77%
(quarter ended 9/30/2002)

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                         SINCE
                                                                       INCEPTION
ADVISOR CLASS SHARES                      PAST 1 YEAR   PAST 5 YEARS  (4/2/1998)
--------------------------------------------------------------------------------
Return Before Taxes                          4.08%        -12.92%        1.62%

Return After Taxes on Distributions 2        4.08%        -12.92%        1.59%

Return After Taxes on Distributions
   and Sale of Fund Shares 2                 2.65%        -10.46%        1.38%

S&P 500(R) Index 3                           4.91%          0.54%        2.97%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

72


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Electronics Fund.

SHAREHOLDER FEES*                                                   NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
    MANAGEMENT FEES                                                 0.85%
    DISTRIBUTION (12b-1) FEES                                       0.25%
    OTHER EXPENSES                                                  0.74%
    TOTAL ANNUAL FUND OPERATING EXPENSES                            1.84%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Electronics Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

ELECTRONICS FUND                 1 YEAR      3 YEARS       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
ADVISOR CLASS                     $193         $598        $1,027        $2,222

                                                                   PROSPECTUS 73


ENERGY FUND
--------------------------------------------------------------------------------
(RYEAX)

FUND OBJECTIVE

The Energy Fund seeks capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy ("Energy Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Energy Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Energy Companies that have small to mid-sized capitalizations. Energy Companies are involved in all aspects of the energy industry, including the conventional areas of oil, gas, electricity, and coal, and alternative sources of energy such as nuclear, geothermal, oil shale, and solar power, and include companies that produce, transmit, market, distribute or measure energy; companies involved in providing products and services to companies in the energy field; and companies involved in the exploration of new sources of energy, conservation, and energy-related pollution control. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Energy Fund is subject to a number of other risks that may affect the value of its shares, including:

ENERGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the energy sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Companies may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

74


PERFORMANCE

The bar chart and table below show the performance of the Advisor Class Shares of the Energy Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

ENERGY FUND

1999        18.02%

2000        22.14%

2001       -13.63%

2002       -13.69%

2003        23.64%

2004        31.83%

2005        38.02%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 12.15%.

HIGHEST QUARTER RETURN          20.14%
(quarter ended 9/30/2005)
LOWEST QUARTER RETURN          -18.61%
(quarter ended 9/30/2002)

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                         SINCE
                                                                       INCEPTION
ADVISOR CLASS SHARES                      PAST 1 YEAR   PAST 5 YEARS  (5/5/1998)
--------------------------------------------------------------------------------
Return Before Taxes                         38.02%         10.89%        9.56%

Return After Taxes on Distributions 2       37.31%         10.66%        9.41%

Return After Taxes on Distributions
   and Sale of Fund Shares 2                25.16%          9.39%        8.36%

S&P 500(R) Index 3                           4.91%          0.54%        3.05%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

                                                                   PROSPECTUS 75


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Energy Fund.

SHAREHOLDER FEES*                                                   NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
    MANAGEMENT FEES                                                 0.85%
    DISTRIBUTION (12b-1) FEES                                       0.25%
    OTHER EXPENSES**                                                0.74%
    TOTAL ANNUAL FUND OPERATING EXPENSES                            1.84%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

** "OTHER EXPENSES" HAVE BEEN RESTATED TO REFLECT A LOWER LEVEL OF TAX EXPENSE FOR THE CURRENT FISCAL YEAR. LAST YEAR THE FUND WAS SUBJECT TO A GREATER LEVEL OF TAX EXPENSE DUE TO AN ERROR. THE ADVISOR REIMBURSED THE FUND THE ENTIRE AMOUNT OF THAT ADDITIONAL TAX EXPENSE. HAD THE EXPENSES NOT BEEN RESTATED IN THE TABLE ABOVE, "OTHER EXPENSES" WOULD HAVE BEEN 0.75% AND "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD HAVE BEEN 1.85%.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Energy Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

ENERGY FUND                      1 YEAR      3 YEARS       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
ADVISOR CLASS                     $193         $598        $1,027        $2,222

76


ENERGY SERVICES FUND
--------------------------------------------------------------------------------
(RYVAX)

FUND OBJECTIVE

The Energy Services Fund seeks capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production ("Energy Services Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Energy Services Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Energy Services Companies that have small to mid-sized capitalizations. Energy Services Companies are engaged in one or more businesses in the energy services field, including those that provide services and equipment to companies engaged in the production, refinement or distribution of oil, gas, electricity, and coal; companies involved with the production and development of newer sources of energy such as nuclear, geothermal, oil shale, and solar power; companies involved with onshore or offshore drilling; companies involved in production and well maintenance; companies involved in exploration engineering, data and technology; companies involved in energy transport; and companies involved in equipment and plant design or construction. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Energy Services Fund is subject to a number of other risks that may affect the value of its shares, including:

ENERGY SERVICES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the energy services sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Services Companies may fluctuate widely due to the supply and demand both for their specific products or services and for energy products in general, the price of oil and gas, exploration and production spending, governmental regulation and environmental issues, and world events and economic conditions generally affecting energy supply companies.

                                                                   PROSPECTUS 77


PERFORMANCE

The bar chart and table below show the performance of the Advisor Class Shares of the Energy Services Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

ENERGY SERVICES FUND

1999        44.21%

2000        40.40%

2001       -32.41%

2002       -10.83%

2003         8.43%

2004        34.01%

2005        47.78%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 17.04%.

HIGHEST QUARTER RETURN          32.23%
(quarter ended 3/31/2000)
LOWEST QUARTER RETURN          -30.92%
(quarter ended 9/30/2001)

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                         SINCE
                                                                       INCEPTION
ADVISOR CLASS SHARES                      PAST 1 YEAR   PAST 5 YEARS  (4/2/1998)
--------------------------------------------------------------------------------
Return Before Taxes                         47.78%         5.38%         3.36%

Return After Taxes on Distributions 2       47.78%         5.38%         3.36%

Return After Taxes on Distributions
   and Sale of Fund Shares 2                31.05%         4.64%         2.90%

S&P 500(R) Index 3                           4.91%         0.54%         2.97%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

78


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Energy Services Fund.

SHAREHOLDER FEES*                                                   NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
    MANAGEMENT FEES                                                 0.85%
    DISTRIBUTION (12b-1) FEES                                       0.25%
    OTHER EXPENSES                                                  0.75%
    TOTAL ANNUAL FUND OPERATING EXPENSES                            1.85%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Energy Services Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

ENERGY SERVICES FUND             1 YEAR      3 YEARS       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
ADVISOR CLASS                     $194         $601        $1,032        $2,233

                                                                   PROSPECTUS 79


FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
(RYFAX)

FUND OBJECTIVE

The Financial Services Fund seeks capital appreciation by investing in companies that are involved in the financial services sector ("Financial Services Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Financial Services Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Financial Services Companies that have small to mid-sized capitalizations. Financial Service Companies include commercial banks, savings and loan associations, insurance companies and brokerage companies. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities. Under SEC regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Financial Services Fund is subject to a number of other risks that may affect the value of its shares, including:

FINANCIAL SERVICES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the financial services sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Financial Services Companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

80


PERFORMANCE

The bar chart and table below show the performance of the Advisor Class Shares of the Financial Services Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

FINANCIAL SERVICES FUND

1999        -1.46%

2000        21.22%

2001       -13.35%

2002       -16.05%

2003        29.40%

2004        16.67%

2005         2.75%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 3.62%.

HIGHEST QUARTER RETURN          22.48%
(quarter ended 9/30/2000)
LOWEST QUARTER RETURN          -19.68%
(quarter ended 9/30/2002)

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                         SINCE
                                                                       INCEPTION
ADVISOR CLASS SHARES                      PAST 1 YEAR   PAST 5 YEARS  (4/6/1998)
--------------------------------------------------------------------------------
Return Before Taxes                          2.75%         2.45%         2.41%

Return After Taxes on Distributions 2        2.40%         2.20%         2.24%

Return After Taxes on Distributions
   and Sale of Fund Shares 2                 1.79%         1.94%         1.96%

S&P 500(R) Index 3                           4.91%         0.54%         2.96%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

                                                                   PROSPECTUS 81


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Financial Services Fund.

SHAREHOLDER FEES*                                                   NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
    MANAGEMENT FEES                                                 0.85%
    DISTRIBUTION (12b-1) FEES                                       0.25%
    OTHER EXPENSES**                                                0.73%
    TOTAL ANNUAL FUND OPERATING EXPENSES                            1.83%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

** "OTHER EXPENSES" HAVE BEEN RESTATED TO REFLECT A LOWER LEVEL OF TAX EXPENSE FOR THE CURRENT FISCAL YEAR. LAST YEAR THE FUND WAS SUBJECT TO A GREATER LEVEL OF TAX EXPENSE DUE TO AN ERROR. THE ADVISOR REIMBURSED THE FUND THE ENTIRE AMOUNT OF THAT ADDITIONAL TAX EXPENSE. HAD THE EXPENSES NOT BEEN RESTATED IN THE TABLE ABOVE, "OTHER EXPENSES" WOULD HAVE BEEN 0.75% AND "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD HAVE BEEN 1.85%.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Financial Services Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FINANCIAL SERVICES FUND          1 YEAR      3 YEARS       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
ADVISOR CLASS                     $192         $594        $1,022        $2,211

82


HEALTH CARE FUND
--------------------------------------------------------------------------------
(RYHAX)

FUND OBJECTIVE

The Health Care Fund seeks capital appreciation by investing in companies that are involved in the health care industry ("Health Care Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Health Care Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Health Care Companies that have small to mid-sized capitalizations. Health Care Companies include pharmaceutical companies, companies involved in the research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care-related products or services. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Health Care Fund is subject to a number of other risks that may affect the value of its shares, including:

HEALTH CARE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the health care sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Companies may fluctuate widely due to government regulation and approval of their products and services, which can have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a Health Care Company's market value and/or share price.

                                                                   PROSPECTUS 83


PERFORMANCE

The bar chart and table below show the performance of the Advisor Class Shares of the Health Care Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

HEALTH CARE FUND

1999       -13.56%

2000        30.27%

2001       -12.94%

2002       -20.46%

2003        31.77%

2004         5.77%

2005        10.03%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS -3.94%.

HIGHEST QUARTER RETURN          16.80%
(quarter ended 6/30/2000)
LOWEST QUARTER RETURN          -15.57%
(quarter ended 6/30/2002)

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                        SINCE
                                                                      INCEPTION
ADVISOR CLASS SHARES                     PAST 1 YEAR   PAST 5 YEARS  (5/11/1998)
--------------------------------------------------------------------------------
Return Before Taxes                        10.03%         1.21%         4.32%

Return After Taxes on Distributions 2      10.03%         1.21%         4.32%

Return After Taxes on Distributions
   and Sale of Fund Shares 2                6.52%         1.03%         3.74%

S&P 500(R) Index 3                          4.91%         0.54%         3.15%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

84


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Health Care Fund.

SHAREHOLDER FEES*                                                   NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
    MANAGEMENT FEES                                                 0.85%
    DISTRIBUTION (12b-1) FEES                                       0.25%
    OTHER EXPENSES                                                  0.74%
    TOTAL ANNUAL FUND OPERATING EXPENSES                            1.84%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Health Care Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

HEALTH CARE FUND                 1 YEAR      3 YEARS       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
ADVISOR CLASS                     $193         $598        $1,027        $2,222

                                                                   PROSPECTUS 85


INTERNET FUND
--------------------------------------------------------------------------------
(RYIAX)

FUND OBJECTIVE

The Internet Fund seeks capital appreciation by investing in companies that provide products or services designed for or related to the Internet ("Internet Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Internet Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Internet Companies that have small to mid-sized capitalizations. Internet Companies are involved in all aspects of research, design development, manufacturing or distribution of products or services for use with the Internet or Internet related businesses. Such companies may provide information or entertainment services over the Internet; sell or distribute goods and services over the Internet; provide infrastructure systems or otherwise provide hardware, software or support which impacts Internet commerce; or provide Internet access to consumers and businesses. Internet companies may also include companies that provide Intranet and Extranet services. The Fund will maintain an adequate representation of the various industries in the Internet sector. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Internet Fund is subject to a number of other risks that may affect the value of its shares, including:

INTERNET SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the Internet sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Internet Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems related to bringing their products to market and rapid obsolescence of products.

86


PERFORMANCE

The bar chart and table below show the performance of the Advisor Class Shares of the Internet Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

INTERNET FUND

2001       -46.89%

2002       -43.85%

2003        63.33%

2004        12.33%

2005        -2.46%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS -2.63%.

HIGHEST QUARTER RETURN          38.93%
(quarter ended 12/31/2001)
LOWEST QUARTER RETURN          -44.64%
(quarter ended 9/30/2001)

AVERAGE ANNUAL TOTAL RETURN
FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                         SINCE
                                                                       INCEPTION
ADVISOR CLASS SHARES                      PAST 1 YEAR   PAST 5 YEARS  (4/6/2000)
--------------------------------------------------------------------------------
Return Before Taxes                         -2.46%        -11.80%       -25.65%

Return After Taxes on Distributions 2       -2.46%        -11.80%       -25.65%

Return After Taxes on Distributions
   and Sale of Fund Shares 2                -1.60%         -9.60%       -18.69%

S&P 500(R) Index 3                           4.91%          0.54%        -1.61%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

                                                                   PROSPECTUS 87


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Internet Fund.

SHAREHOLDER FEES*                                                   NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
    MANAGEMENT FEES                                                 0.85%
    DISTRIBUTION (12b-1) FEES                                       0.25%
    OTHER EXPENSES                                                  0.75%
    TOTAL ANNUAL FUND OPERATING EXPENSES                            1.85%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Internet Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

INTERNET FUND                    1 YEAR      3 YEARS       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
ADVISOR CLASS                     $194         $601        $1,032        $2,233

88


LEISURE FUND
--------------------------------------------------------------------------------
(RYLAX)

FUND OBJECTIVE

The Leisure Fund seeks capital appreciation by investing in companies engaged in leisure and entertainment businesses ("Leisure Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Leisure Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Leisure Companies that have small to mid-sized capitalizations. Leisure Companies are engaged in the design, production, or distribution of goods or services in the leisure industries. Leisure Companies include hotels and resorts, casinos, radio and television broadcasting and advertising companies, motion picture production companies, toys and sporting goods manufacturers, musical recording companies and instrument manufacturers, alcohol and tobacco, and publishing. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Leisure Fund is subject to a number of other risks that may affect the value of its shares, including:

LEISURE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the leisure sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Securities of Leisure Companies may be considered speculative, and generally exhibit greater volatility than the overall market. The prices of the securities of Leisure Companies may fluctuate widely due to unpredictable earnings, due in part to changing consumer tastes and intense competition, strong reaction to technological developments and to the threat of increased government regulation, particularly in the gaming arena.

                                                                   PROSPECTUS 89


PERFORMANCE

The bar chart and table below show the performance of the Advisor Class Shares of the Leisure Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

LEISURE FUND

1999         8.36%

2000       -23.02%

2001       -18.04%

2002       -15.46%

2003        33.88%

2004        22.60%

2005        -5.75%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 6.39%.

HIGHEST QUARTER RETURN          18.48%
(quarter ended 6/30/2003)
LOWEST QUARTER RETURN          -36.02%
(quarter ended 9/30/2001)

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                         SINCE
                                                                       INCEPTION
ADVISOR CLASS SHARES                      PAST 1 YEAR   PAST 5 YEARS  (6/3/1998)
--------------------------------------------------------------------------------
Return Before Taxes                         -5.75%         1.40%         0.18%

Return After Taxes on Distributions 2       -5.75%         1.40%         0.13%

Return After Taxes on Distributions
   and Sale of Fund Shares 2                -3.74%         1.19%         0.12%

S&P 500(R) Index 3                           4.91%         0.54%         3.46%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

90


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Leisure Fund.

SHAREHOLDER FEES*                                                   NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
    MANAGEMENT FEES                                                 0.85%
    DISTRIBUTION (12b-1) FEES                                       0.25%
    OTHER EXPENSES                                                  0.70%
    TOTAL ANNUAL FUND OPERATING EXPENSES                            1.80%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Leisure Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

LEISURE FUND                     1 YEAR      3 YEARS       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
ADVISOR CLASS                     $189         $585        $1,006        $2,178

                                                                   PROSPECTUS 91


PRECIOUS METALS FUND
--------------------------------------------------------------------------------
(RYMPX)

FUND OBJECTIVE

The Precious Metals Fund seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services ("Precious Metals Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Precious Metals Companies that are traded in the United States and foreign countries. In addition, the Fund will invest to a significant extent in the securities of Precious Metals Companies that have small to mid-sized capitalizations. Precious metals include gold, silver, platinum and other precious metals. Precious Metals Companies include precious metal manufacturers; distributors of precious metal products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies which provide services to Precious Metals Companies. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Precious Metals Fund is subject to a number of other risks that may affect the value of its shares, including:


PRECIOUS METALS SECTOR CONCENTRATION RISK - The risk that the relatively few securities of issuers in the mining industry that the Fund purchases will under perform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry, as well as to the volatility of global prices for precious metals. The prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations, currency fluctuations, speculation, worldwide demand and political developments in precious metals producing countries.

FOREIGN INVESTMENT RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could affect investment in foreign countries. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies. The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. Dollar. These currency movements may negatively impact the value of a Fund security even when there is no change in the value of the security in the issuer's

92


home country. Under normal circumstances, the Fund does not plan to hedge against the risk of currency exchange rate fluctuations.

PERFORMANCE

The bar chart and table below show the performance of the Advisor Class Shares of the Precious Metals Fund both year by year and as an average over different periods of time. Periods prior to August 1, 2003 represent the performance of Investor Class Shares of the Fund, which are offered in a separate prospectus, adjusted to reflect Advisor Class Shares' higher expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

PRECIOUS METALS FUND

1996        -3.17%

1997       -37.92%

1998       -14.91%

1999        -0.64%

2000       -22.15%

2001        18.09%

2002        47.48%

2003        41.62%

2004       -14.50%

2005        21.00%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 14.15%.

HIGHEST QUARTER RETURN          32.31%
(quarter ended 3/31/2002)
LOWEST QUARTER RETURN          -33.01%
(quarter ended 12/31/1997)

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

ADVISOR CLASS SHARES                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS 4
---------------------------------------------------------------------------------------
Return Before Taxes                         21.00%         20.60%           0.09%

Return After Taxes on Distributions 2       21.00%         20.54%           0.07%

Return After Taxes on Distributions
   and Sale of Fund Shares 2                13.65%         18.27%           0.06%

S&P 500(R) Index 3                           4.91%          0.54%           9.07%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

                                                                   PROSPECTUS 93


3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

4 THE FUND COMMENCED OPERATIONS ON DECEMBER 1, 1993. ADVISOR CLASS SHARES WERE OFFERED BEGINNING AUGUST 1, 2003.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Precious Metals Fund.

SHAREHOLDER FEES*                                                   NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
    MANAGEMENT FEES                                                 0.75%
    DISTRIBUTION (12b-1) FEES                                       0.25%
    OTHER EXPENSES                                                  0.75%
    TOTAL ANNUAL FUND OPERATING EXPENSES                            1.75%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Precious Metals Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

PRECIOUS METALS FUND             1 YEAR      3 YEARS       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
ADVISOR CLASS                     $184         $569          $979        $2,122

94


REAL ESTATE FUND
--------------------------------------------------------------------------------
(RYHRX)

FUND OBJECTIVE

The Real Estate Fund seeks to provide capital appreciation by investing in companies that are involved in the real estate industry including real estate investment trusts ("REITs") (collectively, "Real Estate Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Real Estate Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Real Estate Companies that have small to mid-sized capitalizations. Real Estate Companies, which also include master limited partnerships, are engaged in the ownership, construction, management, financing or sale of residential, commercial or industrial real estate. Real Estate Companies may also include companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Real Estate Fund is subject to a number of other risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - A significant portion of the assets of the Fund may come from investors who take part in certain strategic and tactical asset allocation programs. The Fund anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective.

REAL ESTATE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the real estate sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in Real Estate Companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting Real

                                                                   PROSPECTUS 95


Estate Companies. Investments in Real Estate Companies may also subject the Fund to the risks associated with the direct ownership of real estate. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry. Also, Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while Mortgage REITs may be affected by the quality of the credit extended. In addition to these risks, REITs are dependent on specialized management skills, and some REITs may have investments in relatively few properties, or in a small geographic area or a single type of property. These factors may increase the volatility of the Fund's investments in REITs.

PERFORMANCE

The bar chart and table below show the performance of the H-Class Shares of the Real Estate Fund for the past year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

REAL ESTATE FUND

2005         6.51%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 10.35%.

HIGHEST QUARTER RETURN          13.57%
(quarter ended 6/30/2005)
LOWEST QUARTER RETURN           -8.12%
(quarter ended 3/31/2005)

96


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                        SINCE
                                                                      INCEPTION
H-CLASS SHARES                                          PAST 1 YEAR  (2/20/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                        6.51%       15.04%

Return After Taxes on Distributions 2                      6.41%       14.88%

Return After Taxes on Distributions
   and Sale of Fund Shares 2                               4.36%       12.83%

S&P 500(R) Index 3                                         4.91%        6.68%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Real Estate Fund.

SHAREHOLDER FEES*                                                   NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
    MANAGEMENT FEES                                                 0.85%
    DISTRIBUTION (12b-1) FEES                                       0.25%
    OTHER EXPENSES                                                  0.49%
    TOTAL ANNUAL FUND OPERATING EXPENSES                            1.59%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

                                                                   PROSPECTUS 97


EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Real Estate Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

REAL ESTATE FUND                 1 YEAR      3 YEARS       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
H-CLASS                           $167         $518          $892        $1,943

98


RETAILING FUND
--------------------------------------------------------------------------------
(RYRAX)

FUND OBJECTIVE

The Retailing Fund seeks capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, restaurant franchises, mail order operations and other companies involved in selling products to consumers ("Retailing Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Retailing Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Retailing Companies that have small to mid-sized capitalizations. Retailing Companies include drug and department stores; suppliers of goods and services for homes, home improvements and yards; clothing, jewelry, electronics and computer retailers; franchise restaurants; motor vehicle and marine dealers; warehouse membership clubs; mail order operations; and companies involved in alternative selling methods. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Retailing Fund is subject to a number of other risks that may affect the value of its shares, including:

RETAILING SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the retailing sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Retailing Companies may fluctuate widely due to consumer spending, which is affected by general economic conditions and consumer confidence levels. The retailing industry is highly competitive, and a Retailing Company's success is often tied to its ability to anticipate and react to changing consumer tastes. Many Retailing Companies are thinly capitalized, and are dependent upon a relatively few number of business days to achieve their overall results.

                                                                   PROSPECTUS 99


PERFORMANCE

The bar chart and table below show the performance of the Advisor Class Shares of the Retailing Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

RETAILING FUND

1999        12.76%

2000       -24.55%

2001         2.58%

2002       -23.79%

2003        33.54%

2004         8.98%

2005         4.21%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 0.81%.

HIGHEST QUARTER RETURN          20.72%
(quarter ended 12/31/2001)
LOWEST QUARTER RETURN          -18.49%
(quarter ended 9/30/2002)

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                        SINCE
                                                                      INCEPTION
ADVISOR CLASS SHARES                     PAST 1 YEAR   PAST 5 YEARS  (4/21/1998)
--------------------------------------------------------------------------------
Return Before Taxes                         4.21%         3.46%         2.93%

Return After Taxes on Distributions 2       4.20%         3.46%         2.88%

Return After Taxes on Distributions
   and Sale of Fund Shares 2                2.73%         2.97%         2.49%

S&P 500(R) Index 3                          4.91%         0.54%         2.91%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

100


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Retailing Fund.

SHAREHOLDER FEES*                                                   NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
    MANAGEMENT FEES                                                 0.85%
    DISTRIBUTION (12b-1) FEES                                       0.25%
    OTHER EXPENSES                                                  0.72%
    TOTAL ANNUAL FUND OPERATING EXPENSES                            1.82%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Retailing Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

RETAILING FUND                   1 YEAR      3 YEARS       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
ADVISOR CLASS                     $191         $591        $1,016        $2,200

                                                                  PROSPECTUS 101

TECHNOLOGY FUND
--------------------------------------------------------------------------------
(RYTAX)

FUND OBJECTIVE

The Technology Fund seeks capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies ("Technology Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Technology Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Technology Companies that have small to mid-sized capitalizations. Technology Companies are companies that the Advisor believes have, or will develop, products, processes, or services that will provide technological advances and improvements. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, semiconductor, electronics, communications, health care, and biotechnology sectors. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Technology Fund is subject to a number of other risks that may affect the value of its shares, including:

TECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the technology sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Technology Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

102


PERFORMANCE

The bar chart and table below show the performance of the Advisor Class Shares of the Technology Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

TECHNOLOGY FUND

1999        80.13%

2000       -39.06%

2001       -29.45%

2002       -40.30%

2003        56.74%

2004        -0.36%

2005         2.01%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS -3.66%.

HIGHEST QUARTER RETURN          39.30%
(quarter ended 12/31/1999)
LOWEST QUARTER RETURN          -36.36%
(quarter ended 9/30/2001)

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                        SINCE
                                                                      INCEPTION
ADVISOR CLASS SHARES                     PAST 1 YEAR   PAST 5 YEARS  (4/29/1998)
--------------------------------------------------------------------------------
Return Before Taxes                         2.01%         -7.67%        0.46%

Return After Taxes on Distributions 2       1.91%         -7.69%        0.45%

Return After Taxes on Distributions
   and Sale of Fund Shares 2                1.31%         -6.36%        0.39%

S&P 500(R) Index 3                          4.91%          0.54%        3.30%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

                                                                  PROSPECTUS 103


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Technology Fund.

SHAREHOLDER FEES*                                                   NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
    MANAGEMENT FEES                                                 0.85%
    DISTRIBUTION (12b-1) FEES                                       0.25%
    OTHER EXPENSES                                                  0.74%
    TOTAL ANNUAL FUND OPERATING EXPENSES                            1.84%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Technology Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

TECHNOLOGY FUND                     1 YEAR    3 YEARS        5 YEARS    10 YEARS
--------------------------------------------------------------------------------
ADVISOR CLASS                        $193       $598         $1,027      $2,222

104


TELECOMMUNICATIONS FUND
--------------------------------------------------------------------------------
(RYMAX)

FUND OBJECTIVE

The Telecommunications Fund seeks capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment ("Telecommunications Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Telecommunications Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Telecommunications Companies that have small to mid-sized capitalizations. Telecommunications Companies range from traditional local and long-distance telephone services or equipment providers, to companies involved in developing technologies such as cellular telephone or paging services, Internet equipment and service providers, and fiber-optics. Although many established Telecommunications Companies pay an above-average dividend, the Fund's investment decisions are primarily based on growth potential and not on income. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Telecommunications Fund is subject to a number of other risks that may affect the value of its shares, including:

TELECOMMUNICATIONS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the telecommunications sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Telecommunications Companies may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of Telecommunications Companies in their primary markets.

                                                                  PROSPECTUS 105


PERFORMANCE

The bar chart and table below show the performance of the Advisor Class Shares of the Telecommunications Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

TELECOMMUNICATIONS FUND

1999        57.93%

2000       -39.74%

2001       -46.98%

2002       -43.13%

2003        31.36%

2004        12.74%

2005        -0.84%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 5.71%.

HIGHEST QUARTER RETURN          35.91%
(quarter ended 12/31/2002)
LOWEST QUARTER RETURN          -32.94%
(quarter ended 3/31/2001)

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                        SINCE
                                                                      INCEPTION
ADVISOR CLASS SHARES                      PAST 1 YEAR   PAST 5 YEARS  (4/1/1998)
--------------------------------------------------------------------------------
Return Before Taxes                         -0.84%        -15.04%       -8.11%

Return After Taxes on Distributions 2       -1.74%        -15.24%       -8.25%

Return After Taxes on Distributions
   and Sale of Fund Shares 2                -0.54%        -12.15%       -6.63%

S&P 500(R) Index 3                           4.91%          0.54%        3.11%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

106


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Telecommunications Fund.

SHAREHOLDER FEES*                                                   NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
    MANAGEMENT FEES                                                 0.85%
    DISTRIBUTION (12b-1) FEES                                       0.25%
    OTHER EXPENSES                                                  0.72%
    TOTAL ANNUAL FUND OPERATING EXPENSES                            1.82%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Telecommunications Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

TELECOMMUNICATIONS
FUND                                1 YEAR       3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
ADVISOR CLASS                        $191         $591       $1,016      $2,200

                                                                  PROSPECTUS 107


TRANSPORTATION FUND
--------------------------------------------------------------------------------
(RYPAX)

FUND OBJECTIVE

The Transportation Fund seeks capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment ("Transportation Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Transportation Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Transportation Companies that have small to mid-sized capitalizations. Transportation Companies may include, for example, companies involved in the movement of freight or people, such as airline, railroad, ship, truck and bus companies; equipment manufacturers (including makers of trucks, automobiles, planes, containers, railcars or other modes of transportation and related products); parts suppliers; and companies involved in leasing, maintenance, and transportation-related services. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Transportation Fund is subject to a number of other risks that may affect the value of its shares, including:

TRANSPORTATION SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the transportation sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Transportation Companies may fluctuate widely due to their cyclical nature, occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements, and insurance costs, the recent trend of government deregulation, and increased competition from foreign companies, many of which are partially funded by foreign governments and which may be less sensitive to short-term economic pressures.

108


PERFORMANCE

The bar chart and table below show the performance of the Advisor Class Shares of the Transportation Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

TRANSPORTATION FUND

1999       -18.83%

2000        -1.84%

2001        -4.23%

2002       -13.40%

2003        18.49%

2004        21.50%

2005         7.21%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 15.24%.

HIGHEST QUARTER RETURN          19.53%
(quarter ended 12/31/2001)
LOWEST QUARTER RETURN          -19.98%
(quarter ended 9/30/1999)

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                        SINCE
                                                                      INCEPTION
ADVISOR CLASS SHARES                      PAST 1 YEAR   PAST 5 YEARS  (6/9/1998)
--------------------------------------------------------------------------------
Return Before Taxes                          7.21%         5.06%        -1.63%

Return After Taxes on Distributions 2        7.21%         5.06%        -1.63%

Return After Taxes on Distributions
   and Sale of Fund Shares 2                 4.69%         4.36%        -1.37%

S&P 500(R) Index 3                           4.91%         0.54%         3.03%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

                                                                  PROSPECTUS 109


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Transportation Fund.

SHAREHOLDER FEES*                                                   NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
    MANAGEMENT FEES                                                 0.85%
    DISTRIBUTION (12b-1) FEES                                       0.25%
    OTHER EXPENSES                                                  0.76%
    TOTAL ANNUAL FUND OPERATING EXPENSES                            1.86%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Transportation Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

TRANSPORTATION FUND                 1 YEAR    3 YEARS        5 YEARS    10 YEARS
--------------------------------------------------------------------------------
ADVISOR CLASS                        $195      $604          $1,038      $2,244

110


UTILITIES FUND
--------------------------------------------------------------------------------
(RYAUX)

FUND OBJECTIVE

The Utilities Fund seeks capital appreciation by investing in companies that operate public utilities ("Utilities Companies").

PRINCIPAL INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Utilities Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Utilities Companies that have small to mid-sized capitalizations. Utilities Companies may include companies involved in the manufacturing, production, generation, transmission, distribution or sales of gas or electric energy; water supply, waste and sewage disposal; and companies that receive a majority of their revenues from their public utility operations. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.

PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Utilities Fund is subject to a number of other risks that may affect the value of its shares, including:

UTILITIES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the utilities sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Utilities Companies may fluctuate widely due to government regulation; the effect of interest rates on capital financing; competitive pressures due to deregulation in the utilities industry; supply and demand for services; increased sensitivity to the cost of natural resources required for energy production; and environmental factors such as conservation of natural resources or pollution control.

                                                                  PROSPECTUS 111


PERFORMANCE

The bar chart and table below show the performance of the Advisor Class Shares of the Utilities Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

UTILITIES FUND

2001       -24.71%

2002       -32.84%

2003        24.62%

2004        16.03%

2005         9.69%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 4.33%.

HIGHEST QUARTER RETURN          20.24%
(quarter ended 6/30/2003)
LOWEST QUARTER RETURN          -23.25%
(quarter ended 9/30/2002)

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                         SINCE
                                                                       INCEPTION
ADVISOR CLASS SHARES                      PAST 1 YEAR   PAST 5 YEARS  (4/3/2000)
--------------------------------------------------------------------------------
Return Before Taxes                         9.69%          -4.32%        -0.82%

Return After Taxes on Distributions 2       9.01%          -5.53%        -1.91%

Return After Taxes on Distributions
   and Sale of Fund Shares 2                6.30%          -4.36%        -1.38%

S&P 500(R) Index 3                          4.91%           0.54%        -1.66%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

112


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Utilities Fund.

SHAREHOLDER FEES*                                                   NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
    MANAGEMENT FEES                                                 0.85%
    DISTRIBUTION (12b-1) FEES                                       0.25%
    OTHER EXPENSES                                                  0.73%
    TOTAL ANNUAL FUND OPERATING EXPENSES                            1.83%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Utilities Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

UTILITIES FUND                      1 YEAR    3 YEARS        5 YEARS    10 YEARS
--------------------------------------------------------------------------------
ADVISOR CLASS                        $192      $594          $1,022      $2,211

                                                                  PROSPECTUS 113


RYDEX INTERNATIONAL
EQUITY FUNDS
--------------------------------------------------------------------------------
EUROPE ADVANTAGE FUND

JAPAN ADVANTAGE FUND

COMMON RISK/RETURN INFORMATION
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES

Each International Equity Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The investment objective of each International Equity Fund is non-fundamental and may be changed without shareholder approval.

PRINCIPAL RISKS

ACTIVE TRADING RISK - A significant portion of the assets of the Funds may come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Funds may negatively impact the Funds' ability to achieve their respective investment objectives.


DEPOSITARY RECEIPT RISK - The Funds may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in a Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.


DERIVATIVES RISK - The Funds' use of equity derivatives such as futures, options and swap agreements to pursue their respective investment objectives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. These risks may cause the Funds to experience higher losses than funds that do not use derivatives.

EARLY CLOSING RISK - The Funds are subject to the risk that unanticipated early closings of securities exchanges may result in the Funds' inability to buy or sell securities on that day. If an exchange closes early on a day when a Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

FOREIGN CURRENCY RISK - The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. Dollar. These currency movements may negatively impact the value of the Funds' securities even when there is no change in the value of the security in the issuer's home country. Under normal circumstances, the Funds do not plan to hedge against the risk of currency exchange rate fluctuations.

114


FOREIGN SECURITIES RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could adversely affect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.

GEOGRAPHIC CONCENTRATION RISK - Because a significant portion of the assets of the Europe Advantage Fund and Japan Advantage Fund are invested in a specific geographical region, the value of their investments and the NAV of the Funds could decline more dramatically as a result of adverse events affecting those regions.

LEVERAGING RISK - The more the Funds invest in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will also have the effect of magnifying tracking error risk.

Since the Funds' investment strategies involve consistently applied leverage, the value of the Funds' shares will tend to increase or decrease more than the value of any increase or decrease in their respective benchmarks. Leverage will also have the effect of magnifying tracking error risk.

MARKET RISK - Due to market conditions, the value of the Funds' equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in a Fund to decrease.

NON-DIVERSIFICATION RISK - Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SWAP COUNTERPARTY CREDIT RISK - The Funds are subject to credit risk on the amount they expect to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to a Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK - The Advisor may not be able to cause a Fund's performance to match that of the Fund's benchmark, either on a daily or aggregate basis. The Europe Advantage and Japan Advantage Funds seek to track their respective benchmarks over time, but are subject to the effects of mathematical compounding. Tracking error risk may cause a Fund's performance to be less than you expect.

                                                                  PROSPECTUS 115


The price of each Fund is calculated at the close of the U.S. markets using fair value prices. Due to the differences in times between the close of the European and Japanese markets and the time the Funds price their shares, the value the Funds assign to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. On a daily basis, the Funds are priced with consideration to the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, and market movement in the U.S. as related to the securities. As a result, the tracking error risk for these Funds may be higher than other Rydex Funds.

116


EUROPE ADVANTAGE FUND
(FORMERLY, LARGE-CAP EUROPE FUND)
--------------------------------------------------------------------------------
(RYEUX)

FUND OBJECTIVE

The Europe Advantage Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is the Dow Jones STOXX 50 Index(SM) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests principally in securities of companies included in the underlying index and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to its benchmark. The Advisor will attempt to consistently apply leverage to increase the Fund's exposure to 125% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

Under normal circumstances, the Europe Advantage Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities of European issuers and derivatives thereof. This is a non-fundamental policy that can be changed by the Europe Advantage Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any International Equity Fund, the Europe Advantage Fund is subject to a number of other risks that may affect the value of its shares, including:

GEOGRAPHIC CONCENTRATION IN EUROPE - Countries in Europe may be significantly affected by the tight fiscal and monetary controls of the European Economic and Monetary Union (EMU).

INVESTOR PROFILE

Investors who expect the Dow Jones STOXX 50 Index(SM) to go up and want accelerated investment gains when the Index does so. These investors must also be willing to bear the risk of equally accelerated losses if the Dow Jones STOXX 50 Index(SM) goes down.

                                                                  PROSPECTUS 117


PERFORMANCE

The bar chart and table below show the performance of the H-Class Shares of the Europe Advantage Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

EUROPE ADVANTAGE FUND

2001       -29.67%

2002       -28.94%

2003        42.77%

2004        16.65%

2005         6.66%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 12.03%.

HIGHEST QUARTER RETURN          27.02%
(quarter ended 6/30/2003)
LOWEST QUARTER RETURN          -29.14%
(quarter ended 9/30/2002)

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                         SINCE
                                                                       INCEPTION
H-CLASS SHARES                            PAST 1 YEAR   PAST 5 YEARS  (5/8/2000)
--------------------------------------------------------------------------------
Return Before Taxes                          6.66%         -2.35%       -3.86%

Return After Taxes on Distributions 2        6.01%         -2.96%       -4.39%

Return After Taxes on Distributions
   and Sale of Fund Shares 2                 4.33%         -2.34%       -3.54%

Dow Jones STOXX 50 Index(SM) 3              24.17%         -3.68%       -4.82%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE DOW JONES STOXX 50 INDEX(SM) IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF EUROPEAN STOCK MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES. STOXX AND DOW JONES CLAIM COPYRIGHT AND OTHER PROPRIETARY INTEREST IN DOW JONES STOXX 50 INDEX(SM). THE DOW JONES STOXX 50 INDEX(SM) AND THE RELATED TRADEMARKS HAVE BEEN LICENSED FOR CERTAIN PURPOSES BY THE ADVISOR.

118


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Europe Advantage Fund.

SHAREHOLDER FEES*                                                   NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
    MANAGEMENT FEES                                                 0.90%
    DISTRIBUTION (12b-1) FEES                                       0.25%
    OTHER EXPENSES**                                                0.48%
    TOTAL ANNUAL FUND OPERATING EXPENSES                            1.63%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

** "OTHER EXPENSES" HAVE BEEN RESTATED TO REFLECT A LOWER LEVEL OF TAX EXPENSE FOR THE CURRENT FISCAL YEAR. LAST YEAR THE FUND WAS SUBJECT TO A GREATER LEVEL OF TAX EXPENSE DUE TO AN ERROR. THE ADVISOR REIMBURSED THE FUND THE ENTIRE AMOUNT OF THAT ADDITIONAL TAX EXPENSE. HAD THE EXPENSES NOT BEEN RESTATED IN THE TABLE ABOVE, "OTHER EXPENSES" WOULD HAVE BEEN 0.49% AND "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD HAVE BEEN 1.64%.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Europe Advantage Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EUROPE ADVANTAGE FUND               1 YEAR    3 YEARS        5 YEARS    10 YEARS
--------------------------------------------------------------------------------
H-CLASS                              $171      $531           $914       $1,988

                                                                  PROSPECTUS 119


JAPAN ADVANTAGE FUND
(FORMERLY, LARGE-CAP JAPAN FUND)
--------------------------------------------------------------------------------
(RYJPX)

FUND OBJECTIVE

The Japan Advantage Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is the Topix 100 Index (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests principally in securities of companies included in the underlying index and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to its benchmark. The Advisor will attempt to consistently apply leverage to increase the Fund's exposure to 125% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

Under normal circumstances, the Japan Advantage Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities of Japanese issuers and derivatives thereof. This is a non-fundamental policy that can be changed by the Japan Advantage Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any International Equity Fund, the Japan Advantage Fund is subject to a number of other risks that may affect the value of its shares, including:

GEOGRAPHIC CONCENTRATION IN JAPAN - Targeting Japan could hurt the Fund's performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese economic growth has weakened after the sharp collapse of the stock market in the 1990's and the current economic condition remains uncertain. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or erroneous. The Fund may be more volatile than a geographically diversified equity fund.

120


INVESTOR PROFILE

Investors who expect the Topix 100 Index to go up and want accelerated investment gains when the Index does so. These investors must also be willing to bear the risk of equally accelerated losses if the Topix 100 Index goes down.

PERFORMANCE

The bar chart and table below show the performance of the H-Class Shares of the Japan Advantage Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

JAPAN ADVANTAGE FUND

2001       -41.52%

2002       -16.18%

2003        39.38%

2004        11.56%

2005        20.34%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS -0.18%.

HIGHEST QUARTER RETURN          24.87%
(quarter ended 9/30/2003)
LOWEST QUARTER RETURN          -23.96%
(quarter ended 9/30/2001)

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                         SINCE
                                                                       INCEPTION
H-CLASS SHARES                           PAST 1 YEAR   PAST 5 YEARS   (5/8/2000)
--------------------------------------------------------------------------------
Return Before Taxes                        20.34%        -1.71%        -10.36%

Return After Taxes on Distributions 2      20.34%        -2.02%        -10.61%

Return After Taxes on Distributions
   and Sale of Fund Shares 2               13.22%        -1.61%         -8.55%

Topix 100 Index 3                          40.07%         2.16%         -4.10%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR

                                                                  PROSPECTUS 121


      INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE TOPIX100 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF JAPANESE STOCK MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Japan Advantage Fund.

SHAREHOLDER FEES*                                                   NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
    MANAGEMENT FEES                                                 0.90%
    DISTRIBUTION (12b-1) FEES                                       0.25%
    OTHER EXPENSES**                                                0.51%
    TOTAL ANNUAL FUND OPERATING EXPENSES                            1.66%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

** "OTHER EXPENSES" HAVE BEEN RESTATED TO REFLECT A LOWER LEVEL OF TAX EXPENSE FOR THE CURRENT FISCAL YEAR. LAST YEAR THE FUND WAS SUBJECT TO A GREATER LEVEL OF TAX EXPENSE DUE TO AN ERROR. THE ADVISOR REIMBURSED THE FUND THE ENTIRE AMOUNT OF THAT ADDITIONAL TAX EXPENSE. HAD THE EXPENSES NOT BEEN RESTATED IN THE TABLE ABOVE, "OTHER EXPENSES" WOULD HAVE BEEN 0.52% AND "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD HAVE BEEN 1.67%.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Japan Advantage Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

JAPAN ADVANTAGE FUND                1 YEAR    3 YEARS        5 YEARS    10 YEARS
--------------------------------------------------------------------------------
H-CLASS                              $174      $540           $930       $2,022

122


RYDEX FIXED INCOME FUNDS
--------------------------------------------------------------------------------

GOVERNMENT LONG BOND ADVANTAGE FUND

INVERSE GOVERNMENT LONG BOND FUND

COMMON RISK/RETURN INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

Each Fixed Income Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The investment objective of each Fixed Income Fund is non-fundamental and may be changed without shareholder approval.

PRINCIPAL RISKS

ACTIVE TRADING RISK - A significant portion of the assets of the Funds may come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Funds may negatively impact the Funds' ability to achieve their respective investment objectives.

DERIVATIVES RISK - The Funds' use of equity derivatives such as futures, options and swap agreements to pursue their respective investment objectives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. These risks may cause the Funds to experience higher losses than funds that do not use derivatives.

EARLY CLOSING RISK - The Funds are subject to the risk that unanticipated early closings of securities exchanges may result in the Funds' inability to buy or sell securities on that day. If an exchange closes early on a day when a Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

FIXED INCOME RISK - The Funds' investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Funds to decrease. In addition, the Funds' investments in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

                                                                  PROSPECTUS 123


MARKET RISK - Due to market conditions, the value of the Funds' securities and derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in a Fund to decrease.

NON-DIVERSIFICATION RISK - Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SWAP COUNTERPARTY CREDIT RISK - The Funds are subject to credit risk on the amount they expect to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to a Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK - The Advisor may not be able to cause the Funds' performance to match or exceed that of the Funds' respective benchmarks, either on a daily or aggregate basis. In addition, because each Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Funds' performance to be less than you expect.

124


GOVERNMENT LONG BOND ADVANTAGE FUND
(FORMERLY, U.S. GOVERNMENT BOND FUND)
--------------------------------------------------------------------------------
(RYADX)

FUND OBJECTIVE

The Government Long Bond Advantage Fund seeks to provide investment results that correspond to a benchmark for U.S. Government securities. The Fund's current benchmark is 120% of the price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by 120% of any price increase by the Long Treasury Bond. In contrast, when the price of the Long Treasury Bond declines, the value of the Fund's shares should decline on a daily basis by 120% of any price decline of the Long Treasury Bond (e.g., if the Long Treasury Bond goes down by 5%, the value of the Fund's shares should go down by 6% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund invests principally in U.S. Government securities and in leveraged instruments, such as certain futures and options contracts. Some of the Fund's U.S. Government securities, or cash equivalents, will be used to collateralize these futures and options. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark. In addition, the Fund may enter into transactions involving zero coupon U.S. Treasury bonds.

Under normal circumstances, the Government Long Bond Advantage Fund will invest substantially all (at least 80%) of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform similarly to fixed income securities issued by the U.S. Government. This is a non-fundamental policy that can be changed by the Government Long Bond Advantage Fund upon 60 days' prior notice to shareholders.

                                                                  PROSPECTUS 125


PRINCIPAL RISKS

In addition to the risks common to investing in any Fixed Income Fund, the Government Long Bond Advantage Fund is subject to a number of other risks that may affect the value of its shares, including:

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

TRACKING ERROR RISK - Tracking error risk may be more significant for the Fund compared to other Rydex Funds due to the Fund's consistent application of leverage to increase exposure to its benchmark.

INVESTOR PROFILE

Investors who expect the value of the Long Treasury Bond to go up and want accelerated investment gains when it does so. These investors must also be willing to bear the risk of equally accelerated losses if the value of the Long Treasury Bond goes down.

PERFORMANCE

The bar chart and table below show the performance of the Advisor Class Shares of the Government Long Bond Fund both year by year and as an average over different periods of time. Periods prior to August 1, 2003 represent the performance of Investor Class Shares of the Fund, which are offered in a separate prospectus, adjusted to reflect Advisor Class Shares' higher expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

GOVERNMENT LONG BOND ADVANTAGE FUND

1996        -7.64%

1997        15.33%

1998        15.28%

1999       -19.52%

2000        20.54%

2001         0.22%

2002        18.36%

2003        -2.08%

2004         9.21%

2005         7.63%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS -11.96%.

HIGHEST QUARTER RETURN          17.26%
(quarter ended 9/30/2002)
LOWEST QUARTER RETURN          -10.66%
(quarter ended 3/31/1996)

126


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

ADVISOR CLASS SHARES                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS 4
---------------------------------------------------------------------------------------
Return Before Taxes                          7.63%         6.43%            4.99%

Return After Taxes on Distributions 2        6.44%         5.09%            3.41%

Return After Taxes on Distributions
   and Sale of Fund Shares 2                 4.95%         4.70%            3.26%

Lehman Long Treasury Bond Index 3            6.50%         7.43%            7.36%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE LEHMAN LONG TREASURY BOND INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF U.S. GOVERNMENT BOND PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

4 THE FUND COMMENCED OPERATIONS ON JANUARY 3, 1994. ADVISOR CLASS SHARES WERE OFFERED BEGINNING AUGUST 1, 2003.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Government Long Bond Advantage Fund.

SHAREHOLDER FEES*                                                   NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
    MANAGEMENT FEES                                                 0.50%
    DISTRIBUTION (12b-1) FEES                                       0.25%
    OTHER EXPENSES                                                  0.67%
    TOTAL ANNUAL FUND OPERATING EXPENSES                            1.42%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

                                                                  PROSPECTUS 127


EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Government Long Bond Advantage Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

GOVERNMENT LONG BOND
ADVANTAGE FUND                      1 YEAR       3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
ADVISOR CLASS                        $149         $463         $800       $1,750

128


INVERSE GOVERNMENT LONG BOND FUND
(FORMERLY, JUNO FUND)
--------------------------------------------------------------------------------
(RYJAX)

FUND OBJECTIVE

The Inverse Government Long Bond Fund seeks to provide total returns that inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument. The Fund's current benchmark is the inverse of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond.

If the Fund meets its objective, the value of the Fund's shares will increase on a daily basis when the price of the Long Treasury Bond decreases. When the price of the Long Treasury Bond increases, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (E.G., if the price of the Long Treasury Bond increases by 2%, the value of the Fund's shares should go down by 2% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its investment objective through what is sometimes referred to as a "master-feeder arrangement." The Fund invests all of its assets in the Inverse Government Long Bond Master Fund, a separate series of the Trust with an identical investment objective.

Unlike a traditional index fund, the Inverse Government Long Bond Master Fund's benchmark is to perform, on a daily basis, exactly opposite its benchmark, the Long Treasury Bond. As its primary investment strategy, the Inverse Government Long Bond Master Fund enters into short sales and swap transactions, and engages in futures and options transactions. On a day-to-day basis, the Inverse Government Long Bond Master Fund holds U.S. Government securities or cash equivalents to collateralize these obligations.

Under normal circumstances, the Inverse Government Long Bond Fund will invest substantially all (at least 80%) of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to fixed income securities issued by the U.S. Government. This is a non-fundamental policy that can be changed by the Inverse Government Long Bond Fund upon 60 days' prior notice to shareholders.

                                                                  PROSPECTUS 129


PRINCIPAL RISKS

In addition to the risks common to investing in any Fixed Income Fund, the Inverse Government Long Bond Master Portfolio is subject to a number of other risks that may affect the value of its shares, including:

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

INVESTOR PROFILE

Investors who expect the value of the Long Treasury Bond to go down and want investment gains when it does so. These investors must also be willing to bear the risk of equal losses if the value of the Long Treasury Bond goes up.

PERFORMANCE

The bar chart and table below show the performance of the Advisor Class Shares of the Inverse Government Long Bond Fund both year by year and as an average over different periods of time. Periods prior to August 1, 2003 represent the performance of Investor Class Shares of the Fund, which are offered in a separate prospectus, adjusted to reflect Advisor Class Shares' higher expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

INVERSE GOVERNMENT LONG BOND FUND

1996         7.50%

1997        -6.03%

1998        -5.03%

1999        19.80%

2000       -14.11%

2001         0.93%

2002       -17.17%

2003        -2.42%

2004        -9.16%

2005        -5.41%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 13.10%.

HIGHEST QUARTER RETURN           8.58%
(quarter ended 3/31/1996)
LOWEST QUARTER RETURN          -13.14%
(quarter ended 9/30/2002)

130


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1


                                                                        PAST 10
ADVISOR CLASS SHARES                      PAST 1 YEAR   PAST 5 YEARS    YEARS 4
---------------------------------------------------------------------------------
Return Before Taxes                         -5.41%         -6.86%        -3.62%

Return After Taxes on Distributions 2       -5.41%         -6.86%        -3.70%

Return After Taxes on Distributions
   and Sale of Fund Shares 2                -3.52%         -5.70%        -3.03%

Lehman Long Treasury Bond Index 3            6.50%          7.43%         7.36%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE LEHMAN LONG TREASURY BOND INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF U.S. GOVERNMENT BOND PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

4 THE FUND COMMENCED OPERATIONS ON MARCH 3, 1995. ADVISOR CLASS SHARES WERE OFFERED BEGINNING AUGUST 1, 2003.

                                                                  PROSPECTUS 131


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Inverse Government Long Bond Fund.

SHAREHOLDER FEES*                                                   NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets) **
    MANAGEMENT FEES                                                 0.90%
    DISTRIBUTION (12b-1) FEES                                       0.25%
    OTHER EXPENSES
     SHORT INTEREST EXPENSE                                         3.33%
     REMAINING OTHER EXPENSES                                       0.68%
    TOTAL ANNUAL FUND OPERATING EXPENSES                            5.16%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

** THIS TABLE AND THE EXAMPLE INCLUDE BOTH THE FEES PAID BY THE FUND AND ITS SHARE OF THE FEES OF THE INVERSE GOVERNMENT LONG BOND MASTER PORTFOLIO.

--------------------------------------------------------------------------------
      IMPORTANT INFORMATION REGARDING FUND OPERATING EXPENSES - Short Interest Expense occurs because the Fund short-sells the Long Treasury Bond to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the coupon rate of the Long Treasury Bond to the purchaser and records this as an expense. This expense is offset - in its entirety or in part - by the income derived from the short-sale and/or by earnings on the proceeds of the short sale. Short Interest Expense is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund. If these costs had been treated as transaction costs or capital items rather than as expenses, the expense ratio would have equaled 1.83%.
--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Inverse Government Long Bond Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

INVERSE GOVERNMENT
LONG BOND FUND                      1 YEAR    3 YEARS        5 YEARS    10 YEARS
--------------------------------------------------------------------------------
ADVISOR CLASS                        $542     $1,619         $2,686      $5,317

132


RYDEX ALTERNATIVE FUNDS
--------------------------------------------------------------------------------

COMMODITIES FUND

DYNAMIC STRENGTHENING DOLLAR FUND

DYNAMIC WEAKENING DOLLAR FUND

COMMON RISK/RETURN INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

Each Alternative Fund has its own unique investment objective. The investment objective of each Alternative Fund is non-fundamental and may be changed without shareholder approval.

PRINCIPAL RISKS

DERIVATIVES RISK - The Funds' use of equity derivatives such as futures, options and swap agreements to pursue their respective investment objectives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. These risks may cause the Funds to experience higher losses than funds that do not use derivatives.

EARLY CLOSING RISK - The Funds are subject to the risk that unanticipated early closings of securities exchanges may result in the Funds' inability to buy or sell securities on that day. If an exchange closes early on a day when a Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

MARKET RISK - Due to market conditions, the value of the Funds' equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in a Fund to decrease.

NON-DIVERSIFICATION RISK - Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

                                                                  PROSPECTUS 133


COMMODITIES FUND
--------------------------------------------------------------------------------
(RYMBX)

FUND OBJECTIVE

The Commodities Fund seeks to provide investment results that correlate to the performance of a benchmark for commodities. The Fund's current benchmark is the GSCI(R) Total Return Index.

PRINCIPAL INVESTMENT STRATEGY

The Commodities Fund seeks 100% (but at all times at least 80%) exposure to the performance of the commodities markets. This is a non-fundamental policy that can be changed by the Commodities Fund upon 60 days' prior notice to shareholders. The Fund will seek to gain exposure to the GSCI(R) Total Return Index by investing in commodity-linked derivative instruments, including swap agreements, commodity options, futures, options on futures and commodity-linked structured notes. Investing in derivative instruments enables the Fund to pursue its objective without investing directly in physical commodities. It is anticipated that the Fund's investment exposure will tend to be heavily weighted toward oil and other energy-related commodities. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.

PRINCIPAL RISKS

In addition to the risks common to investing in any Alternative Fund, the Commodities Fund is subject to a number of other risks that may affect the value of its shares, including:

COMMODITY RISK - The Fund's exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

COUNTERPARTY CREDIT RISK - Commodity-linked derivative instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

ENERGY SECTOR CONCENTRATION RISK - The risk that energy sector commodities that the Fund purchases will underperform the market as a whole either by declining in value or failing to perform as well. To the extent that the Fund's investments are concentrated in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector.

134


The prices of energy sector commodities may fluctuate widely due to changes in value, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

STRUCTURED NOTE RISK - The Fund intends to invest in commodity-linked structured notes to a significant extent. A highly liquid secondary market may not exist for the commodity-linked structured notes the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. The lack of a highly liquid secondary market may make it difficult for the Fund to sell the commodity-linked structured notes it holds at an acceptable price or accurately value them.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match that of the Fund's benchmark, either on a daily or aggregate basis. The Commodities Fund seeks to track its benchmark over time, but is subject to the effects of mathematical compounding. Tracking error risk may cause the Fund's performance to be less than you expect.

PERFORMANCE

The Commodities Fund commenced operations on May 25, 2005 and, therefore, does not have a performance history for a full calendar year.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Commodities Fund.

SHAREHOLDER FEES*                                                   NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
    MANAGEMENT FEES                                                 0.75%
    DISTRIBUTION (12b-1) FEES                                       0.25%
    OTHER EXPENSES                                                  0.57%
    TOTAL ANNUAL FUND OPERATING EXPENSES**                          1.57%
    LESS FEE WAIVERS***                                             0.37%
    TOTAL NET OPERATING EXPENSES                                    1.20%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

**    ANNUALIZED.

*** EFFECTIVE MAY 1, 2006, RYDEX CONTRACTUALLY AGREED TO WAIVE ITS MANAGEMENT FEE TO THE EXTENT NECESSARY TO LIMIT THE ORDINARY OPERATING EXPENSES OF THE FUND (BUT EXCLUDING INTEREST EXPENSES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) TO NOT MORE THAN 1.20% PER ANNUM OF THE AVERAGE MONTHLY NET ASSETS OF THE FUND THROUGH AUGUST 1, 2007 (THE "CONTRACTUAL FEE WAIVER"). THE CONTRACTUAL FEE WAIVER MAY NOT BE MODIFIED OR ELIMINATED PRIOR TO AUGUST 1, 2007, EXCEPT WITH THE APPROVAL OF THE BOARD OF TRUSTEES. THERE IS NO GUARANTEE THAT THE CONTRACTUAL FEE WAIVER WILL CONTINUE BEYOND AUGUST 1, 2007.

                                                                  PROSPECTUS 135


EXAMPLE

This Example is intended to help you compare the cost of investing in H-Class Shares of the Commodities Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

COMMODITIES FUND                    1 YEAR       3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
H-CLASS                              $126          $511       $881       $1,921

136


DYNAMIC STRENGTHENING DOLLAR FUND
(FORMERLY, STRENGTHENING DOLLAR FUND)
--------------------------------------------------------------------------------
(RYSBX)

FUND OBJECTIVE

The Dynamic Strengthening Dollar Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the U.S. Dollar Index(R) (the "underlying index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the underlying index (E.G., if the index goes up by 5%, the value of the Fund's shares should go up by 10% on that day). When the value of the underlying index declines, the value of the Fund's shares should decrease on a daily basis by 200% of the value of any decrease in the underlying index (E.G., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Dynamic Strengthening Dollar Fund employs as its investment strategy a program of investing in derivative instruments, such as index swaps, currency forward contracts, futures contracts, and options on securities and futures contracts. Investing in derivative instruments enables the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, the Dynamic Strengthening Dollar Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Dynamic Strengthening Dollar Fund also may enter into repurchase agreements. The U.S. Dollar Index(R) is a broad based, diversified index representing an investment in the U.S. Dollar. The New York Board of Trade determines the value of the U.S. Dollar Index(R) by averaging the exchange rates between the U.S. Dollar and the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona, and Swiss Franc.

PRINCIPAL RISKS

In addition to the risks common to investing in any Alternative Fund, the Dynamic Strengthening Dollar Fund is subject to a number of other risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - A significant portion of the assets of the Fund may come from investors who take part in certain strategic and tactical asset allocation programs. The Fund anticipates that investors who take part in these

                                                                  PROSPECTUS 137


programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective.

CURRENCY RISK - The Fund's exposure to the U.S. Dollar Index(R) subjects the Fund to the risk that foreign currencies will appreciate in value relative to the U.S. Dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match that of the Fund's benchmark, either on a daily or aggregate basis. In addition, because the Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

INVESTOR PROFILE

Investors who expect the U.S. Dollar Index(R) to go up and want highly accelerated investment gains when it does so. These investors must also be willing to bear the risk of equally accelerated losses if the U.S. Dollar Index(R) goes down.

138


PERFORMANCE

The Dynamic Strengthening Dollar Fund commenced operations on May 25, 2005 and, therefore, does not have a performance history for a full calendar year.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Dynamic Strengthening Dollar Fund.

SHAREHOLDER FEES*                                                   NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
    MANAGEMENT FEES                                                 0.90%
    DISTRIBUTION (12b-1) FEES                                       0.25%
    OTHER EXPENSES                                                  0.51%
    TOTAL ANNUAL FUND OPERATING EXPENSES**                          1.66%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

**    ANNUALIZED.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Dynamic Strengthening Dollar Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

DYNAMIC STRENGTHENING
DOLLAR FUND                         1 YEAR    3 YEARS        5 YEARS    10 YEARS
--------------------------------------------------------------------------------
ADVISOR CLASS                        $174      $540           $930       $2,022

                                                                  PROSPECTUS 139


DYNAMIC WEAKENING DOLLAR FUND
(FORMERLY, WEAKENING DOLLAR FUND)
--------------------------------------------------------------------------------

(RYWBX)

FUND OBJECTIVE

The Dynamic Weakening Dollar Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) performance of the U.S. Dollar Index(R) (the "underlying index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any decrease in the underlying index (E.G., if the index goes down by 5%, the value of the Fund's shares should go up by 10% on that day). When the value of the underlying index increases, the value of the Fund's shares should decrease on a daily basis by 200% of the value of any increase in the underlying index (E.G., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Dynamic Weakening Dollar Fund employs as its investment strategy a program of engaging in short sales of securities and investing in derivative instruments, such as index swaps, currency forward contracts, futures contracts, and options on securities and futures contracts. Engaging in short sales and investing in derivative instruments enables the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, the Dynamic Weakening Dollar Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Dynamic Weakening Dollar Fund also may enter into repurchase agreements. The U.S. Dollar Index(R) is a broad based, diversified index representing an investment in the U.S. Dollar. The New York Board of Trade determines the value of the U.S. Dollar Index(R) by averaging the exchange rates between the U.S. Dollar and the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona, and Swiss Franc.

PRINCIPAL RISKS

In addition to the risks common to investing in any Alternative Fund, the Dynamic Weakening Dollar Fund is subject to a number of other risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - A significant portion of the assets of the Fund may come from investors who take part in certain strategic and tactical asset allocation programs. The Fund anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. Higher portfolio turnover

140


may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective.

CURRENCY RISK - The Fund's exposure to the U.S. Dollar Index(R) subjects the Fund to the risk that the U.S. Dollar will appreciate in value relative to foreign currencies. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match that of the Fund's benchmark, either on a daily or aggregate basis. In addition, because the Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

                                                                  PROSPECTUS 141


INVESTOR PROFILE

Investors who expect the U.S. Dollar Index(R) to go down and want highly accelerated investment gains when it does so. These investors must also be willing to bear the risk of equally accelerated losses if the U.S. Dollar Index(R) goes up.

PERFORMANCE

The Dynamic Weakening Dollar Fund commenced operations on May 25, 2005 and, therefore, does not have a performance history for a full calendar year.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Dynamic Weakening Dollar Fund.

SHAREHOLDER FEES*                                                   NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
    MANAGEMENT FEES                                                 0.90%
    DISTRIBUTION (12b-1) FEES                                       0.25%
    OTHER EXPENSES                                                  0.53%
    TOTAL ANNUAL FUND OPERATING EXPENSES**                          1.68%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

**    ANNUALIZED.


EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Dynamic Weakening Dollar Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

DYNAMIC WEAKENING
DOLLAR FUND                          1 YEAR      3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
ADVISOR CLASS                         $176         $547        $941      $2,044

142


U.S. GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------
(RYDXX)

FUND OBJECTIVE

The U.S. Government Money Market Fund seeks to provide security of principal, high current income, and liquidity.

PRINCIPAL INVESTMENT STRATEGY

The U.S. Government Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. Government securities. The Fund may also invest in Eurodollar time deposits. The Fund operates under SEC rules, which impose certain liquidity, maturity, and diversification requirements. All securities purchased by the Fund must have remaining maturities of 397 days or less, and must be found by the Advisor to represent minimal credit risk and be of eligible quality.

PRINCIPAL RISKS

The U.S. Government Money Market Fund is subject to a number of risks that may affect the value of its shares, including:

INTEREST RATE RISK - Interest Rate Risk involves the potential for decline in the rate of dividends the Fund pays in the event of declining interest rates.

STABLE PRICE PER SHARE RISK - The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. ALTHOUGH THE FUND IS MANAGED TO MAINTAIN A STABLE PRICE PER SHARE OF $1.00, THERE IS NO GUARANTEE THAT THE PRICE WILL BE CONSTANTLY MAINTAINED, AND IT IS POSSIBLE TO LOSE MONEY. THE FUND IS NOT A BANK DEPOSIT AND IS NOT FEDERALLY INSURED OR GUARANTEED BY ANY GOVERNMENT AGENCY OR GUARANTEED TO ACHIEVE ITS OBJECTIVE.

PERFORMANCE

The bar chart and table below show the performance of the Advisor Class Shares of the U.S. Government Money Market Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

                                                                  PROSPECTUS 143


U.S. GOVERNMENT MONEY MARKET FUND

1996         3.97%

1997         4.09%

1998         4.19%

1999         3.73%

2000         4.92%

2001         2.83%

2002         0.38%

2003         0.01%

2004         0.16%

2005         1.80%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 1.57%.

HIGHEST QUARTER RETURN
(quarter ended 12/31/2000)       1.32%
LOWEST QUARTER RETURN
(quarter ended 9/30/2003)        0.00%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

ADVISOR CLASS SHARES                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
------------------------------------------------------------------------------------
Return Before Taxes                          1.80%         1.64%           2.59%

90 Day Treasury Composite Index 2            3.08%         2.34%           3.89%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 THE 90 DAY TREASURY COMPOSITE INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL MONEY MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

YIELD

Call 800.820.0888 for the Fund's current yield.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the U.S. Government Money Market Fund.

SHAREHOLDER FEES*                                                   NONE
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
    MANAGEMENT FEES                                                 0.50%
    DISTRIBUTION (12b-1) FEES                                       0.25%
    OTHER EXPENSES                                                  0.64%
    TOTAL ANNUAL FUND OPERATING EXPENSES                            1.39%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

144


EXAMPLE

This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the U.S. Government Money Market Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

U.S. GOVERNMENT
MONEY MARKET FUND                 1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
ADVISOR CLASS                      $146         $454         $783        $1,715

                                                                  PROSPECTUS 145


MORE INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------
INVESTMENTS AND RISKS

The Domestic Equity Funds, International Equity Funds, Fixed Income Funds, Commodities Fund, Dynamic Strengthening Dollar Fund and Dynamic Weakening Dollar Fund seek to provide investment results that either match the performance of a specific benchmark on a daily basis or correlate to the performance of a specific benchmark over time.

The current benchmark used by each Fund is set forth below:

FUND                            BENCHMARK

NOVA FUND                       150% OF THE PERFORMANCE OF THE S&P 500(R) INDEX

S&P 500 FUND                    S&P 500(R) INDEX

INVERSE S&P 500 FUND            INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE
                                S&P 500(R) INDEX

LARGE-CAP GROWTH FUND           S&P 500/CITIGROUP PURE GROWTH INDEX

LARGE-CAP VALUE FUND            S&P 500/CITIGROUP PURE VALUE INDEX

OTC FUND                        NASDAQ 100 INDEX(R)

INVERSE OTC FUND                INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE
                                NASDAQ 100 INDEX(R)

MID-CAP ADVANTAGE FUND          150% OF THE PERFORMANCE OF THE S&P MIDCAP
                                400(R) INDEX

INVERSE MID-CAP FUND            INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE
                                S&P MIDCAP 400(R) INDEX

MID-CAP GROWTH FUND             S&P MIDCAP 400/CITIGROUP PURE GROWTH INDEX

MID-CAP VALUE FUND              S&P MIDCAP 400/CITIGROUP PURE VALUE INDEX

RUSSELL 2000(R) ADVANTAGE       150% OF THE PERFORMANCE OF THE
FUND                            RUSSELL 2000(R) INDEX

RUSSELL 2000(R) FUND            RUSSELL 2000(R) INDEX

INVERSE RUSSELL 2000(R) FUND    INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE
                                RUSSELL 2000(R) INDEX

SMALL-CAP GROWTH FUND           S&P SMALLCAP 600/CITIGROUP PURE GROWTH INDEX

SMALL-CAP VALUE FUND            S&P SMALLCAP 600/CITIGROUP PURE VALUE INDEX

146


EUROPE ADVANTAGE FUND           125% OF THE PERFORMANCE OF THE DOW JONES
                                STOXX 50 INDEX(SM)

JAPAN ADVANTAGE FUND            125% OF THE PERFORMANCE OF THE TOPIX 100 INDEX

GOVERNMENT LONG BOND            120% OF THE PRICE MOVEMENT OF
ADVANTAGE FUND                  THE LONG TREASURY BOND

INVERSE GOVERNMENT LONG         INVERSE (OPPOSITE) OF THE PERFORMANCE OF
BOND FUND                       THE LONG TREASURY BOND

COMMODITIES FUND                GSCI(R)  TOTAL RETURN INDEX

DYNAMIC STRENGTHENING           200% OF THE PERFORMANCE OF THE
DOLLAR FUND                     U.S. DOLLAR INDEX(R)

DYNAMIC WEAKENING DOLLAR        200% OF THE INVERSE (OPPOSITE) OF
FUND                            THE PERFORMANCE OF THE U.S. DOLLAR INDEX(R)

A BRIEF GUIDE TO THE BENCHMARKS

S&P 500(R) INDEX. The S&P 500(R) Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by S&P on a statistical basis. As of December 30, 2005, the S&P 500(R) Index included companies with an average capitalization of $23.3 billion.

S&P 500/CITIGROUP PURE GROWTH INDEX. The S&P 500/Citigroup Pure Growth Index is narrow in focus, containing only those S&P 500(R) companies with strong growth characteristics. As of December 30, 2005, the S&P 500/Citigroup Pure Growth Index included companies with an average capitalization of $27.5 billion.

S&P 500/CITIGROUP PURE VALUE INDEX. The S&P 500/Citigroup Pure Value Index is narrow in focus, containing only those S&P 500(R) companies with strong value characteristics. As of December 30, 2005, the S&P 500/Citigroup Pure Value Index included companies with an average capitalization of $18.8 billion.

NASDAQ 100 INDEX(R). The Nasdaq 100 Index(R) is a modified capitalization weighted index composed of 100 of the largest non-financial companies listed on Nasdaq. As of December 30, 2005, the Nasdaq 100 Index(R) included companies with an average capitalization of $20.7 billion.

S&P MIDCAP 400(R) INDEX. The S&P MidCap 400(R) Index is a modified capitalization-weighted index composed of 400 mid cap stocks chosen by S&P for market size, liquidity, and industry group representation. It covers approximately 7% of the U.S. equities market. As of December 30, 2005, the S&P MidCap 400(R) Index included companies with an average capitalization of $2.9 billion.

                                                                  PROSPECTUS 147


S&P MIDCAP 400/CITIGROUP PURE GROWTH INDEX. The S&P MidCap 400/Citigroup Pure Growth Index is narrow in focus, containing only those S&P MidCap 400(R) companies with strong growth characteristics. As of December 30, 2005, the S&P MidCap 400/Citigroup Pure Growth Index included companies with an average capitalization of $3.8 billion.

S&P MIDCAP 400/CITIGROUP PURE VALUE INDEX. The S&P MidCap 400/Citigroup Pure Value Index is narrow in focus, containing only those S&P MidCap 400(R) companies with strong growth characteristics. As of December 30, 2005, the S&P MidCap 400/Citigroup Pure Value Index included companies with an average capitalization of $2.3 billion.

RUSSELL 2000(R) INDEX. The Russell 2000(R) Index is composed of the 2,000 smallest companies in the Russell 3000(R) Index, representing approximately 11% of the Russell 3000(R) total market capitalization. The Russell 3000(R) Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. As of December 30, 2005, the Russell 2000(R) Index included companies with an average capitalization of $742 million.

S&P SMALLCAP 600/CITIGROUP PURE GROWTH INDEX. The S&P SmallCap 600/Citigroup Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600(R) companies with strong growth characteristics. As of December 30, 2005, the S&P SmallCap 600/Citigroup Pure Growth Index included companies with an average capitalization of $1.2 billion.

S&P SMALLCAP 600/CITIGROUP PURE VALUE INDEX. The S&P SmallCap 600/Citigroup Pure Value Index is narrow in focus, containing only those S&P SmallCap 600(R) companies with strong value characteristics. As of December 30, 2005, the S&P SmallCap 600/Citigroup Pure Value Index included companies with an average capitalization of $757 million.

DOW JONES STOXX 50 INDEX(SM). The Dow Jones STOXX 50 Index(SM) is a capitalization-weighted index composed of 50 European blue chip stocks. Index members are chosen by Stoxx Ltd. from 16 countries under criteria designed to identify highly liquid companies that are leaders in their sectors. As of December 30, 2005, the Dow Jones STOXX 50 Index(SM) included companies with an average capitalization of $77.5 billion.

TOPIX 100 INDEX. The Topix 100 Index is an index designed to measure performance of the 100 most liquid stocks with the largest market capitalization that are members of the broader Topix Index. The Topix and Topix 100 Indices are published by the Tokyo Stock Exchange. As of December 30, 2005, the Topix 100 Index included companies with an average capitalization of $24.5 billion.

148


LONG TREASURY BOND. The Long Treasury Bond is the current U.S. Treasury bond with the longest maturity. Currently, the longest maturity of a U.S. Treasury Bond is 30 years.

GSCI(R) TOTAL RETURN INDEX. The GSCI(R) Total Return Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. The returns are calculated on a fully-collateralized basis with full reinvestment. The GSCI Total Return Index is significantly different than the return from buying physical commodities.

U.S. DOLLAR INDEX(R). The U.S. Dollar Index(R) (USDX) provides a general indication of the international value of the U.S. Dollar. The USDX does this by calculating the weighted average of the change in six major foreign currency exchange rates (Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona, and Swiss Franc) against the U.S. Dollar. The USDX is calculated continuously using foreign exchange quotes from hundreds of banks around the world.

--------------------------------------------------------------------------------
      UNDERSTANDING COMPOUNDING & THE EFFECT OF LEVERAGE

      It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on a fund will generally cause the fund's performance to not match the performance of the index underlying the fund's benchmark over a period of time greater than one day. The following simple examples provide an illustration:

      EXAMPLE A: Assume you invest $100 in Fund A, a typical index fund that seeks to match the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund A would be expected to increase $10 (10% of $100) to $110. The next day, if the index decreases 10%, the value of your shares in Fund A would be expected to decrease $11 (10% of $110) to $99.

      EXAMPLE B: Assume you invested $100 in Fund B, a fund that seeks to return 200% of the performance of the same index. On day one, the value of your shares in Fund B would be expected to increase $20 (20% of $100) to $120. On day two, however, the value of your shares in the leveraged fund would be expected to decrease $24 (20% of $120) to $96.

      Because of the effect of compounding, in each case the value of your investment declined even though the index went up 10% on day one and down 10% on day two. However, the effect of compounding was more pronounced when combined with leverage (Example B).

      The examples demonstrate that over time, the cumulative percentage increase or decrease in the net asset value of a Fund may diverge significantly from the cumulative percentage increase or decrease in the multiple of the return of the index underlying a Fund's benchmark due to the compounding effect of losses and gains on the returns of the Fund. It is also expected that a Fund's use of consistently applied leverage will cause the Fund to underperform the compounded return of twice its benchmark in a trendless or flat market.
--------------------------------------------------------------------------------

                                                                  PROSPECTUS 149


ADVISOR'S INVESTMENT METHODOLOGY

The Advisor develops and implements structured investment strategies designed to achieve each Fund's objective.

The Advisor uses quantitative methods to construct portfolios that correlate highly with their respective benchmarks. Statistical techniques are then used to determine the optimal mix of assets for each Fund. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability.

DOMESTIC EQUITY, INTERNATIONAL EQUITY, FIXED INCOME, COMMODITIES, DYNAMIC STRENGTHENING DOLLAR AND DYNAMIC WEAKENING DOLLAR FUNDS. The Advisor's primary objective for the Funds is to correlate with the performance of the index underlying each Fund's benchmark. The following Funds - the Nova, Mid-Cap Advantage, Russell 2000(R) Advantage, Europe Advantage, Japan Advantage, Government Long Bond Advantage, Dynamic Strengthening Dollar and Dynamic Weakening Dollar Funds - are invested to achieve returns that magnify the returns of the indices underlying their benchmarks. These leveraged returns are achieved not by borrowing, but by the use of futures and other instruments that stimulate leveraged returns without requiring a commitment of cash in excess of the Funds' assets. For the Inverse S&P 500, Inverse OTC, Inverse Government Long Bond, Inverse Mid-Cap, Inverse Russell 2000(R) and Dynamic Weakening Dollar Funds, the Advisor uses short selling techniques to produce returns that move inversely to the performance of their respective indices.

SECTOR FUNDS. In managing the Sector Funds, the Advisor's objective is to develop a liquid portfolio of stocks for the Sector Funds that effectively represents a particular economic segment of the market. Because appropriate published indices are not available for many of the Sector Funds, the Advisor has developed its own methodology to construct objective performance benchmarks. The Advisor first identifies the investment universe for each sector, which is defined as companies that derive at least 50% of their assets, gross income or net profits from business activity in the given sector. The Advisor then employs a quantitative model to screen companies based on criteria of capitalization, liquidity and correlation. The resulting portfolio is weighted by market capitalization with some modifications to ensure diversification. The Advisor closely monitors the efficacy of this methodology, and makes periodic changes in the composition of the Sector Funds to ensure that each Fund remains a valid representative of its sector.

150


MASTER-FEEDER INVESTMENT STRUCTURE

As discussed in their respective "Fund Information" sections, the Nova, Inverse S&P 500, Inverse OTC, and Inverse Government Long Bond Funds pursue their respective investment objectives indirectly by investing through what is sometimes referred to as a "master-feeder arrangement." Prior to April 3, 2000, the predecessors to these Funds did not use a master-feeder arrangement. Each of the other Funds reserves the right to pursue its investment objective through a master-feeder arrangement.

Under a master-feeder arrangement, a Fund's investment portfolio is composed solely of shares of a "master fund," which is a separate mutual fund that has an identical investment objective, e.g., the Inverse S&P 500 Fund would act as a "feeder fund," holding shares of its master fund as its only investment. As a result, the Fund has an indirect interest in all of the securities owned by its corresponding master fund. Because of this indirect interest, the Fund's investment returns should be the same as those of the master fund, adjusted for Fund expenses.

The Advisor manages the investment portfolios of each Fund and its corresponding master fund. Under the master-feeder arrangement, investment advisory fees and custody fees are charged at the master-fund level, and other administrative costs are charged at the feeder-fund level. This arrangement avoids a "layering" of fees, e.g., each Fund's Total Annual Operating Expenses would be no higher as a result of investing in a master-feeder arrangement than they would be if the Funds pursued their investment objectives directly. In addition, the Advisor may discontinue investing through the master-feeder arrangement and manage the Fund directly if the Trust's Board of Trustees determines that doing so is in the best interests of shareholders.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Please see the Statement of Additional Information (the "SAI") for a more complete list of portfolio investment strategies, permitted investments and related risks.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

As indicated below, the Funds (which includes their respective "master fund") are subject to a number of risks that may affect the value of the Funds' shares.

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK (COMMODITIES FUND) - The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets.

                                                                  PROSPECTUS 151


      INDEX-LINKED AND COMMODITY-LINKED "STRUCTURED" SECURITIES - The Commodities Fund invests in derivative instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices, such as the GSCI. These are "commodity-linked" or "index-linked" securities. They are sometimes referred to as "structured securities" because the terms of the instrument may be structured by the issuer of the security and the purchaser of the security, such as the Fund. These securities may be issued by banks, brokerage firms, insurance companies and other corporations.

      The value of these securities will rise or fall in response to changes in the underlying commodity or related index or investment. These securities expose the Fund economically to movements in commodity prices. In addition to commodity price risk, the securities also are subject to credit and interest rate risks that in general affect the values of debt securities. Therefore, at maturity, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments that are more or less than the stated coupon interest payments.

DEPOSITARY RECEIPT RISK (DOMESTIC EQUITY, SECTOR AND INTERNATIONAL EQUITY FUNDS)
- The Domestic Equity, Sector, and International Equity Funds may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in a Fund's portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Foreign securities markets also generally have less trading volume and less liquidity than U.S. securities markets. Investments in the underlying foreign securities also involve political and economic risks.

EARLY CLOSING RISK (ALL FUNDS EXCEPT THE U.S. GOVERNMENT MONEY MARKET FUND) - The normal close of trading of securities listed on Nasdaq and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in a Fund's inability to buy or sell securities on that day. If an exchange closes early on a day when one or more of the Funds need to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

FIXED INCOME RISK (FIXED INCOME FUNDS) - The market value of fixed income investments will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. In addition, falling interest rates may cause an issuer to redeem or "call" a security before its stated maturity, which may result in an underlying fund having to reinvest the proceeds in lower yielding securities. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Fixed income investments are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

152


FOREIGN CURRENCY RISK (SECTOR, INTERNATIONAL, DYNAMIC STRENGTHENING DOLLAR AND DYNAMIC WEAKENING DOLLAR FUNDS) - The Funds' investments in securities denominated in foreign currencies are subject to currency risk. Currency risks include the following:

      o The value of a Fund's assets measured in U.S. Dollars may be affected by changes in currency exchange rates and exchange control regulations.

      o A Fund may incur transaction costs in connection with conversions between various currencies.

Under normal circumstances, the Funds do not plan to hedge against the risks of variation in currency exchange rates relative to the U.S. Dollar. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.

FOREIGN SECURITIES RISK (SECTOR AND INTERNATIONAL EQUITY FUNDS) - Investing in securities of foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

FUTURES AND OPTIONS RISK (ALL FUNDS EXCEPT THE U.S. GOVERNMENT MONEY MARKET
FUND) - The Funds may invest a percentage of their assets in futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

      FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a

                                                                  PROSPECTUS 153


      specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

      OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover their positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover their positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Funds.

      The risks associated with the Funds' use of futures and options contracts include:

      o The Funds experiencing losses over certain ranges in the market that exceed losses experienced by funds that do not use futures contracts and options.

      o There may be an imperfect correlation between the changes in market value of the securities held by Funds and the prices of futures and options on futures.

      o Although the Funds will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Funds may be unable to close out their futures contracts at a time which is advantageous.

      o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

      o Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

INDUSTRY CONCENTRATION RISK (INVERSE OTC, OTC, COMMODITIES, AND SECTOR FUNDS) - With the exception of the Sector Funds and the Commodities Fund none of the Funds will invest 25% or more of the value of a Fund's total assets in the securities or commodities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent the index underlying a Fund's benchmark is concentrated in a particular industry, a Fund will necessarily be

154


concentrated in that industry. Currently, the index underlying the OTC Fund's and the Inverse OTC Fund's benchmark -- the Nasdaq 100 Index(R)-- is concentrated in technology companies. The Sector Funds invest in the securities of a limited number of issuers conducting business in a specific market sector and therefore may be concentrated in an industry or group of industries within a sector. Similarly, the Commodities Fund invests, to a significant extent, in commodities or commodity-linked derivatives concentrated in the same economic sector. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that a Fund will be more susceptible to the risks that are associated with that industry or group of industries than a fund that does not concentrate its investments.

MARKET RISK (ALL FUNDS EXCEPT FIXED INCOME, ALTERNATIVE AND U.S. GOVERNMENT MONEY MARKET FUNDS) - The Funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the NAV of the Funds to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Funds' equity securities and equity derivatives may fluctuate drastically from day to day. Because of their link to the equity markets, an investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

NON-DIVERSIFICATION RISK (ALL FUNDS EXCEPT THE U.S. GOVERNMENT MONEY MARKET
FUND) - Since each Fund is non-diversified, each Fund may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

SHORT SALES RISK (INVERSE S&P 500, INVERSE OTC , INVERSE MID-CAP, INVERSE RUSSELL 2000(R), INVERSE GOVERNMENT LONG BOND, DYNAMIC STRENGTHENING DOLLAR AND DYNAMIC WEAKENING DOLLAR FUNDS) - Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes

                                                                  PROSPECTUS 155


down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when a Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the cash generated by the short sale. To the extent that the interest rate that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. This type of short sales expense is sometimes referred to as the "negative cost of carry," and will tend to cause a Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

SMALL-CAPITALIZATION AND MID-CAPITALIZATION ISSUER RISK (MID-CAP ADVANTAGE, INVERSE MID-CAP, MID-CAP GROWTH, MID-CAP VALUE, RUSSELL 2000(R) ADVANTAGE, RUSSELL 2000(R), INVERSE RUSSELL 2000(R), SMALL-CAP GROWTH, SMALL-CAP VALUE AND REAL ESTATE FUNDS) - Small and medium-capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small-capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon relatively small management groups. These securities may trade over-the-counter or be listed on an exchange and may or may not pay dividends.

STRUCTURED NOTE RISK (COMMODITIES FUND) - The Commodities Fund intends to invest in commodity-linked structured notes. Commodity-linked structured notes provide exposure to the investment returns of "real assets" (I.E.,

156


assets that have tangible properties) that trade in the commodities markets without investing directly in physical commodities. The performance of these notes is determined by the price movement of the commodities underlying the note. A highly liquid secondary market may not exist for the commodity-linked structured notes, and there can be no assurance that one will develop. However, on April 10, 2006, Rydex received a private letter ruling from the IRS that concluded that commodity-linked structured notes will produce qualifying income for a regulated investment company under the Internal Revenue Code of 1986, as amended. Consequently, the Advisor believes that other mutual funds may increase their investment in commodity-linked structured notes leading to the creation and maintenance of a more liquid secondary market.

SWAP COUNTERPARTY CREDIT RISK (DOMESTIC EQUITY, INTERNATIONAL EQUITY, DYNAMIC STRENGTHENING DOLLAR AND DYNAMIC WEAKENING DOLLAR FUNDS) - The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Funds will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

TRACKING ERROR RISK (DOMESTIC EQUITY, INTERNATIONAL EQUITY, FIXED INCOME, COMMODITIES, DYNAMIC STRENGTHENING DOLLAR AND DYNAMIC WEAKENING DOLLAR FUNDS) - Tracking error risk refers to the risk that the Domestic Equity, International Equity, Fixed Income, Commodities, Dynamic Strengthening Dollar, and Dynamic Weakening Dollar Funds' returns may not match or correlate to the returns of their respective benchmarks on either a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Funds' investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, high portfolio turnover rate and leverage all contribute to tracking error.

In addition to these factors, the risk of tracking error for the International Equity Funds is compounded by the time difference between the close of the foreign securities markets underlying the Funds' respective benchmarks and the time the Funds price their shares at the close of the New York Stock Exchange ("NYSE").

                                                                  PROSPECTUS 157


TRADING HALT RISK (ALL FUNDS EXCEPT THE U.S. GOVERNMENT MONEY MARKET FUND) - The Funds typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange ("CME"), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Funds may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Funds price their shares may limit the Funds' ability to use leverage and may prevent the Funds from achieving their investment objectives. In such an event, the Funds also may be required to use a "fair-value" method to price their outstanding contracts.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

158


INVESTING WITH RYDEX:
SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

Advisor Class Shares are offered exclusively through authorized securities brokers and other financial intermediaries. H-Class Shares are offered directly through Rydex Fund Services, Inc. and also through authorized securities brokers and other financial intermediaries.

OPENING YOUR ACCOUNT

You will need to open a Rydex shareholder account to make share transactions - buy, sell or exchange shares of the Funds. You can request an account application by calling Rydex shareholder services at 800.820.0888 or
301.296.5406 or simply download an application from the Rydex web site - www.rydexinvestments.com. For more information on opening an account, call Rydex shareholder services at 800.820.0888 or 301.296.5406 or visit www.rydexinvestments.com.

The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need to complete a different application than you would if you were opening a taxable account. When you call Rydex to request an account application, be sure to let the shareholder services representative know what type of account you want to open to ensure that you receive the correct application.

If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Rydex.

--------------------------------------------------------------------------------
      MINIMUM AMOUNTS

      The minimum initial investment amount and minimum account balance requirements for Advisor Class and H-Class Shares are:

      o   $25,000 non-managed accounts (INCLUDING RETIREMENT ACCOUNTS)

      o   $15,000 for accounts managed by a financial intermediary

      Accounts opened through a financial intermediary will be subject to your financial intermediary's minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.

      For new IRA accounts to meet Advisor Class or H-Class Shares' minimum investment amount requirements, you must transfer an existing IRA (or multiple IRAs) to open an IRA account with Rydex.

      There are no minimum amounts for subsequent investments in the Funds. Rydex reserves the right to modify its minimum account requirements at any time, with or without prior notice to you.
--------------------------------------------------------------------------------

                                                                  PROSPECTUS 159


TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

o You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

o   Attach a copy of the trust document when establishing a trust account.

o When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of corporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

o You must provide a street address (Rydex does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

o   BE SURE TO SIGN THE APPLICATION.

o If you open an account directly with Rydex you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.

TRANSACTION INFORMATION
--------------------------------------------------------------------------------

This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the NYSE is open for business (a "Business Day").

The Government Long Bond Advantage Fund and the Inverse Government Long Bond Fund will not accept transaction orders and will not calculate NAV (as defined below) on days when the U.S. Government Bond market is closed, including Columbus Day.

TRANSACTION CUT-OFF TIMES

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received in good order by the Funds' transfer agent, distributor, or authorized dealer. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day's trading activity to the Funds' Advisor. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check or wire transfer.

160


--------------------------------------------------------------------------------
                                           MORNING              AFTERNOON
METHOD            FUND                     CUT-OFF TIME         CUT-OFF TIME
--------------------------------------------------------------------------------
By Mail           All Funds                Not Available        Market Close
--------------------------------------------------------------------------------
By Phone          Domestic Equity          Not Available        3:45 P.M.,
                  Funds - except for                            Eastern Time
                  the S&P 500 Fund and
                  Russell 2000(R) Fund
                  --------------------------------------------------------------
                  Domestic Equity          10:30 A.M.,          3:45 P.M.,
                  Funds - S&P 500 Fund     Eastern Time         Eastern Time
                  and Russell 2000(R)
                  Fund only
                  --------------------------------------------------------------
                  Sector Funds             Not Available        3:30 P.M.,
                                                                Eastern Time
                  --------------------------------------------------------------
                  International Equity     Not Available        3:45 P.M.,
                  Funds                                         Eastern Time
                  --------------------------------------------------------------
                  Fixed Income Funds       Not Available        3:45 P.M.,
                                                                Eastern Time
                  --------------------------------------------------------------
                  Alternative Funds -      Not Available        3:45 P.M.,
                  Dynamic                                       Eastern Time
                  Strengthening
                  Dollar Fund and Dynamic
                  Weakening Dollar
                  Fund only
                  --------------------------------------------------------------
                  Alternative Funds -      Not Available        3:30 P.M.,
                  Commodities Fund                              Eastern Time
                  only
                  --------------------------------------------------------------
                  U.S. Government          Not Available        1:00 P.M.,
                  Money Market                                  Eastern Time
                  Fund**
--------------------------------------------------------------------------------
By Internet       Domestic Equity          Not Available        3:50 P.M.,
                  Funds - except for                            Eastern Time
                  the S&P 500 Fund and
                  Russell 2000(R) Fund
                  --------------------------------------------------------------
                  Domestic Equity          10:30 A.M.,          3:50 P.M.,
                  Funds - S&P 500 Fund     Eastern Time         Eastern Time
                  and Russell 2000(R)
                  Fund only
                  --------------------------------------------------------------
                  Sector Funds             Not Available        3:45 P.M.,
                                                                Eastern Time
                  --------------------------------------------------------------
                  International Equity     Not Available        3:50 P.M.,
                  Funds                                         Eastern Time
--------------------------------------------------------------------------------

                                                                  PROSPECTUS 161


--------------------------------------------------------------------------------
                                           MORNING              AFTERNOON
METHOD            FUND                     CUT-OFF TIME         CUT-OFF TIME
--------------------------------------------------------------------------------
By Internet       Fixed Income Funds       Not Available        3:50 P.M.,
                                                                Eastern Time
                  --------------------------------------------------------------
                  Alternative Funds -      Not Available        3:50 P.M.,
                  Dynamic                                       Eastern Time
                  Strengthening Dollar
                  Fund and Dynamic
                  Weakening Dollar
                  Fund only
                  --------------------------------------------------------------
                  Alternative Funds -      Not Available        3:45 P.M.,
                  Commodities Fund                              Eastern Time
                  only
                  --------------------------------------------------------------
                  U.S. Government          Not Available        1:00 P.M.,
                  Money Market                                  Eastern Time
                  Fund**
--------------------------------------------------------------------------------
By Financial      All Funds - except       Not Available        Market Close*
Intermediary      for the S&P 500
                  Fund and Russell
                  2000(R) Funds
                  -----------------------------------------
                  Domestic Equity          10:30 A.M.,
                  Funds - S&P 500          Eastern Time*
                  Fund and Russell
                  2000(R) Fund only
--------------------------------------------------------------------------------

* EACH FINANCIAL INTERMEDIARY MAY HAVE ITS OWN RULES ABOUT SHARE TRANSACTIONS, AND MAY HAVE DIFFERENT CUT-OFF TIMES FOR PROCESSING YOUR TRANSACTION ORDER.

** TO RECEIVE THE CURRENT BUSINESS DAY'S DIVIDEND FOR THE U.S. GOVERNMENT MONEY MARKET FUND, THE FUND MUST RECEIVE YOUR WIRE PURCHASE ORDER BY 1:00 P.M., EASTERN TIME. ALL REDEMPTION ORDERS RECEIVED PRIOR TO 1:00 P.M., EASTERN TIME WILL NOT RECEIVE THE CURRENT BUSINESS DAY'S DIVIDEND. ALL REDEMPTION ORDERS RECEIVED AFTER 1:00 P.M., EASTERN TIME ARE ENTITLED TO THE CURRENT BUSINESS DAY'S DIVIDEND.

EARLY TRANSACTION CUT-OFF TIMES

On any day that a Fund calculates NAV earlier than normal, as described above, Rydex reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.

162


--------------------------------------------------------------------------------
      CALCULATING NAV

      The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV. Each Fund calculates its NAV by:

            o   Taking the current market value of its total assets

            o   Subtracting any liabilities

            o Dividing that amount by the total number of shares owned by shareholders

      The Funds, except for the S&P 500 Fund and Russell 2000(R) Fund, calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). The S&P 500 Fund and Russell 2000(R) Fund calculate NAV twice each Business Day in the morning and again in the afternoon. The S&P 500 and Russell 2000(R) Funds' morning NAV is calculated as of 10:45 a.m., Eastern Time and the Funds' afternoon NAV is calculated as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time).

      If the exchange or market where a Fund's securities or other investments are primarily traded closes early - such as on days in advance of holidays generally observed by participants in these markets - the NAV may be calculated earlier in accordance with the policies set forth in the Funds' SAI. The S&P 500 Fund and Russell 2000(R) Fund will only calculate NAV once on days when the exchange or market on which the Funds' securities or other investments trade closes early at the close of the exchange or market. These dates are listed in the SAI.

      In calculating NAV, each Fund, except for the Europe Advantage and Japan Advantage Funds, generally values its investment portfolio based on the market price of the securities as of the time a Fund determines NAV. If market prices are unavailable or a Fund thinks that they are unreliable, the Funds price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to a Fund's NAV calculation. The Funds may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes but prior to the time as of which the Funds calculate NAV. Because the commodities markets typically close at 3:00 p.m. Eastern Time, before the Commodities Fund determines its NAV, the Commodities Fund may be more likely to rely on fair valuation each day when determining its NAV.
--------------------------------------------------------------------------------

                                                                  PROSPECTUS 163


--------------------------------------------------------------------------------
      CALCULATING NAV (CONTINUED)

      The Europe Advantage and Japan Advantage Funds generally value their assets at fair value using procedures approved by the Board of Trustees because of the time difference between the close of the relevant foreign exchanges and the time the Europe Advantage and Japan Advantage Funds price their shares at the close of the NYSE. As such, the value assigned to the Europe Advantage and Japan Advantage Funds' securities may not be the quoted or published prices of those securities on their primary markets or exchanges.

      The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

      The U.S. Government Money Market Fund values its assets using the amortized cost method of valuation pursuant to procedures approved by the Funds' Board of Trustees.

      More information about the valuation of the Funds' holdings and the amortized cost method can be found in the Statement of Additional Information.
--------------------------------------------------------------------------------

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY

If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order contains all of the necessary information, sometimes referred to as "good order," and promptly transmitting your order to the Funds. Transaction orders received in good order by your financial intermediary will be processed at the Funds' next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have different cut-off times for processing your transaction order. For more information about your financial intermediary's rules and procedures, you should contact your financial intermediary directly.

164


BUYING FUND SHARES
--------------------------------------------------------------------------------

The Funds offer their shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares. Purchase orders, like any other share transaction, are subject to the Funds' transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order.

PURCHASE PROCEDURES

The Funds offer you the option to submit purchase orders through your financial intermediary or send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or Automated Clearing House ("ACH"). The Funds do not accept cash or cash equivalents (such as travelers' checks, money orders or bearer bonds), government checks, third-party checks or checks drawn on a line of credit (including credit card convenience checks). Cashiers checks, bank checks, official checks and treasurers' checks less than or equal to $10,000 are also not accepted. Rydex reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds. You may buy shares and send your purchase proceeds by any of the methods described below:

                                                                  PROSPECTUS 165


------------------------------------------------------------------------------------------
                       INITIAL PURCHASE                    SUBSEQUENT PURCHASES
               ---------------------------------------------------------------------------
                Complete the account application  Complete the Rydex investment slip
                that corresponds to the type of   included with your quarterly statement
                account you are opening.          or send written purchase instructions
                                                  that include:
BY MAIL         o MAKE SURE TO DESIGNATE WHICH
                  RYDEX FUND(S) YOU WANT TO       o YOUR NAME
IRA AND OTHER     PURCHASE.                       o YOUR SHAREHOLDER ACCOUNT NUMBER
RETIREMENT      o MAKE SURE YOUR INVESTMENT       o WHICH RYDEX FUND(S) YOU WANT TO
ACCOUNTS          MEETS THE ACCOUNT MINIMUM.        PURCHASE.
REQUIRE        ---------------------------------------------------------------------------
ADDITIONAL                    Make your check payable to RYDEX INVESTMENTS
PAPERWORK.     ---------------------------------------------------------------------------
                          Your check must be drawn on a U.S. bank and payable in
CALL RYDEX                                   U.S. Dollars.
SHAREHOLDER    ---------------------------------------------------------------------------
SERVICES TO        Include the name of the Rydex Fund(s) you want to purchase on your
REQUEST A                                       check.
RETIREMENT     ---------------------------------------------------------------------------
ACCOUNT           IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO PURCHASE, YOUR
INVESTOR         INVESTMENT WILL BE CREDITED TO THE RYDEX U.S. GOVERNMENT MONEY MARKET
APPLICATION                                      FUND.
KIT.
               ---------------------------------------------------------------------------
                   Mail your application and             Mail your written purchase
                           check to:                     instructions and check to:
               ---------------------------------------------------------------------------
                MAILING ADDRESS:

                Rydex Investments
                Attn: Ops. Dept.
                9601 Blackwell Road, Suite 500
                Rockville, MD 20850

------------------------------------------------------------------------------------------

166


------------------------------------------------------------------------------------------
                       INITIAL PURCHASE                    SUBSEQUENT PURCHASES
               ---------------------------------------------------------------------------
                Submit new account                Be sure to designate in your
                paperwork, and then call          wire instructions which Rydex
                Rydex to obtain your              Fund(s) you want to purchase.
                account number.

                o MAKE SURE TO DESIGNATE
BY WIRE           WHICH RYDEX FUND(S) YOU
                  WANT TO PURCHASE.
RYDEX           o MAKE SURE YOUR
SHAREHOLDER       INVESTMENT MEETS THE
SERVICES PHONE    ACCOUNT MINIMUM.
NUMBER:        ---------------------------------------------------------------------------
800.820.0888    To obtain "same-day credit" (to get that Business Day's NAV) for
OR              your purchase order, YOU MUST CALL RYDEX SHAREHOLDER SERVICES AND
301.296.5406    PROVIDE THE FOLLOWING INFORMATION PRIOR TO THE TRANSACTION
                CUT-OFF TIME FOR THE RYDEX FUND(S) YOU ARE PURCHASING:

                o Account Number
                o Fund Name
                o Amount of Wire
                o Fed Wire Reference Number (upon request)

                You will receive a confirmation number to verify that your purchase order has been accepted.

                     IF YOU DO NOT NOTIFY RYDEX SHAREHOLDER SERVICES OF THE INCOMING
                      WIRE, YOUR PURCHASE ORDER WILL NOT BE PROCESSED UNTIL THE NEXT
                             BUSINESS DAY FOLLOWING THE RECEIPT OF THE WIRE.

               ---------------------------------------------------------------------------
                WIRE INSTRUCTIONS:

                U.S. Bank
                Cincinnati, OH
                Routing Number: 0420-00013
                For Account of: Rydex Investments
                Account Number: 48038-9030
                [Your Name]
                [Your shareholder account number]

                     IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO PURCHASE,
                      YOUR INVESTMENT WILL BE CREDITED TO THE RYDEX U.S. GOVERNMENT
                                         MONEY MARKET FUND.

------------------------------------------------------------------------------------------

                                                                  PROSPECTUS 167


------------------------------------------------------------------------------------------
                       INITIAL PURCHASE                    SUBSEQUENT PURCHASES
               ---------------------------------------------------------------------------
                Submit new account                Send written purchase
                paperwork, and then call          instructions that include:
                Rydex to obtain your account      o YOUR NAME
                number. Be sure to complete       o YOUR SHAREHOLDER ACCOUNT
BY ACH          the "Electronic Investing via       NUMBER
(FAX)           ("ACH") section. Then, fax it     o WHICH RYDEX FUND(S) YOU WANT
                to Rydex (ONLY Individual,          TO PURCHASE
RYDEX FAX       Joint and UGMA/UTMA               o ACH BANK INFORMATION (IF NOT
NUMBER:         accounts may be opened by           ON RECORD).
301.296.5103    fax).

                o MAKE SURE TO INCLUDE A LETTER
                  OF INSTRUCTION REQUESTING THAT
                  WE PROCESS YOUR PURCHASE BY ACH.
                o MAKE SURE TO DESIGNATE WHICH
                  RYDEX FUND(S) YOU WANT TO
                  PURCHASE.
                o MAKE SURE YOUR INVESTMENT
                  MEETS THE ACCOUNT MINIMUM.
------------------------------------------------------------------------------------------
BY ACH                        Follow the directions on the Rydex web site -
(INTERNET)                               www.rydexinvestments.com
------------------------------------------------------------------------------------------

CANCELLED PURCHASE ORDERS

Rydex will ordinarily cancel your purchase order under the following circumstances:

      o   if your bank does not honor your check for any reason

      o   if the transfer agent (Rydex) does not receive your wire transfer

      o   if the transfer agent (Rydex) does not receive your ACH transfer

      o   if your bank does not honor your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND(S) MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND(S) NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND(S) WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

168


SELLING FUND SHARES
--------------------------------------------------------------------------------

The Funds redeem their shares continuously and investors may sell their shares back to the Funds. You may redeem all or any portion of your Fund shares at the Fund's next determined NAV calculated after your redemption order is received in good order by the transfer agent. Redemption orders, like any other share transaction, are subject to the Funds' transaction cut-off times and will be processed at the NAV next determined after your redemption order is received in good order by the transfer agent.

The Funds may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the U.S. Securities and Exchange Commission (the "SEC"). The Funds reserve the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

REDEMPTION PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account. The Funds also offer you the option to send redemption orders by:

--------------------------------------------------------------------------------
MAIL          Rydex Investments
              Attn: Ops. Dept.
              9601 Blackwell Road, Suite 500
              Rockville, MD 20850
--------------------------------------------------------------------------------
FAX           301.296.5103
              If you send your redemption order by fax, you must call Rydex shareholder services at 800.820.0888 or 301.296.5406 to verify that your fax was received and when it will be processed.
--------------------------------------------------------------------------------
TELEPHONE     800.820.0888 OR 301.296.5406 (not available for retirement accounts)
--------------------------------------------------------------------------------

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

      o   your name

      o   your shareholder account number

      o   Fund name(s)

      o   dollar amount or number of shares you would like to sell

                                                                  PROSPECTUS 169


      o whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a signature guarantee)

      o   signature of account owner(s) (not required for telephone redemptions)

You may only place a redemption order if you are the registered owner of the account or the registered owner has given Rydex written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.

DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS

Distributions from your tax-qualified plan or individual retirement account
(IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.

RECEIVING YOUR REDEMPTION PROCEEDS

Your redemption proceeds normally will be sent within seven days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be wired on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PAYMENT OF REDEMPTION PROCEEDS MAY BE DELAYED UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT YOUR PURCHASE HAS CLEARED. IT MAY TAKE UP TO 15 DAYS FOR YOUR PURCHASE TO CLEAR.

All redemptions will be mailed to your address of record, sent electronically via ACH or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE AND MAY NOT BE FAXED.

--------------------------------------------------------------------------------
      SIGNATURE GUARANTEES

      Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Funds.
--------------------------------------------------------------------------------

170


REDEEMING SHARES BY CHECKWRITING

If you hold shares directly, you may redeem shares from the U.S. Government Money Market Fund by writing checks for $500 or more on your existing account. The checks may be made payable to any person or entity and your account will continue to earn dividends until the check clears. If your balance in the U.S. Government Money Market Fund is insufficient to cover the amount of your check, the transfer agent will automatically exchange sufficient funds from your Rydex Fund with the highest account balance to cover the check.

You can obtain a checkwriting application by calling 800.820.0888. Because of the difficulty of determining in advance the exact value of your Fund account, you may not use a check to close your account. There is no fee for the checkwriting privilege, but if payment on a check is stopped upon your request, or if the check cannot be honored because of insufficient funds or other valid reasons, you may be charged a fee by the financial institution where you presented your check for payment. The Funds may suspend the checkwriting privilege at any time.

LOW BALANCE ACCOUNTS

To offset the administrative expense of servicing small accounts, the Funds may impose, without additional notice, an administrative fee of $15 per year during periods where your account balance falls below the account minimum requirements for any reason. The Funds may redeem your shares if the value of your account falls below the required minimum investment amount. However, the Funds will provide you with at least 30 days' written notice to allow you sufficient time to add to your account and avoid the redemption of your shares.

EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

Unlike most mutual funds, the Funds, except for the Commodities Fund, offer unlimited exchange privileges with no minimum holding periods or transaction fees. An exchange is when you sell shares of one Fund and use the proceeds from that sale to purchase shares of another Fund. Investors may make exchanges on any Business Day of Advisor Class Shares or H-Class Shares of any Fund for Advisor Class Shares or H-Class Shares of any other Fund, on the basis of the respective NAVs of the shares involved. Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Rydex Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Funds' transfer agent prior to the cut-off time of the Fund you are exchanging out of or the Fund you are exchanging into, whichever is earlier, to be processed at that Business Day's NAV.

                                                                  PROSPECTUS 171


See "Exchanges with other Rydex Funds" below for additional information. The exchange privilege may be modified or discontinued at any time.

EXCHANGE PROCEDURES

The Funds offer you the option to send exchange requests by:

--------------------------------------------------------------------------------
MAIL          Rydex Investments
              Attn: Ops. Dept.
              9601 Blackwell Road, Suite 500
              Rockville, MD 20850
--------------------------------------------------------------------------------
FAX           301.296.5101
              If you send your exchange request by fax, you must call Rydex shareholder services at 800.820.0888 to verify that your fax was received and when it will be processed.
--------------------------------------------------------------------------------
TELEPHONE     800.820.0888 OR 301.296.5406
--------------------------------------------------------------------------------
INTERNET      Follow the directions on the Rydex web site -
              www.rydexinvestments.com
--------------------------------------------------------------------------------

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

      o   your name

      o   your shareholder account number

      o Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying)

      o dollar amount, number of shares or percentage of Fund position involved in the exchange

      o signature of account owner(s) (not required for telephone or internet exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given Rydex written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

MINIMUM EXCHANGE AMOUNTS

The minimum amount for an exchange is either $1,000 or 100% of the Fund position from which the exchange is coming, whichever is less. If you are exchanging the minimum amount, you may not split the proceeds between multiple Rydex Funds. If you place exchange transactions in shares or in percentages, the minimum exchange amount still applies. This minimum may be waived for accounts that are part of an asset allocation strategy.

172


EXCHANGES WITH OTHER RYDEX FUNDS

On any Business Day, investors may make exchanges of Advisor Class Shares or H-Class Shares of any Fund for Advisor Class Shares or H-Class Shares of any Rydex Fund not offered in this Prospectus. While most Rydex Funds offer unlimited exchange privileges with no minimum holding periods or transaction fees, certain Rydex Funds do not allow for unlimited trading. If you are contemplating an exchange for shares of any Rydex Fund not offered in this Prospectus, you should obtain and review that Fund's current prospectus before making the exchange. You can obtain a prospectus for any Rydex Fund not described in this Prospectus by calling 800.820.0888 or 301.296.5406 or visiting the Rydex web site at www.rydexinvestments.com.

RYDEX ACCOUNT POLICIES
--------------------------------------------------------------------------------

SHAREHOLDER IDENTIFICATION AND VERIFICATION

Federal regulations may require the Funds to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open corporate accounts or other entity. The Funds may use this information to attempt to verify your identity. The Funds may not be able to establish an account if the necessary information is not received. The Funds may also place limits on account transactions while it is in the process of attempting to verify your identity. Additionally, if the Funds are unable to verify your identity after your account is established, the Funds may be required to redeem your shares and close your account.

Rydex provides accounts for U.S. citizens and resident aliens. We will not open any new account for any non-resident aliens (natural person or entity). If you are unsure of your status please consult your tax adviser. Non-resident aliens may hold Rydex Funds through a financial intermediary, subject to that financial intermediary's requirements.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under applicable law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interests of

                                                                  PROSPECTUS 173


the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT

For information on what is required to make changes and/or additions to your account, and to obtain the appropriate forms, please visit the Rydex web site at www.rydexinvestments.com or call 800.820.0888 or 301.296.5406. If you own shares that are registered in your intermediary's name, and you want to transfer the registration to another intermediary or want the shares registered in your name, then you should contact your intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET

Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Funds, nor their transfer agent, are responsible for internet transactions that are not received.

During periods of unusually high market activity or other times, it may be difficult to reach Rydex by telephone or access our internet site. Rydex and its affiliates will not be liable for any losses resulting from a cause over which Rydex or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (E.G. if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are not able to reach Rydex by your regular medium, consider sending written instructions.

STATEMENTS & CONFIRMATIONS

You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing or via the internet. You may choose to receive your confirmations and/or statements either by mail or electronically.

174


EDELIVERY SERVICES

eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the web via email notification. For more information on eDelivery, please visit the Rydex web site at www.rydexinvestments.com. The Funds reserve the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.

SERVICE AND OTHER FEES

Rydex may charge the following administrative fees for services associated with the following:

      o   $15 for wire transfers of redemption proceeds under $5,000

      o   $50 on purchase checks returned for insufficient funds

      o $25 to stop payment of a redemption check within 10 Business Days of the settlement date

      o $15 for standard overnight packages (fee may be higher for special delivery options)

      o   $25 for bounced draft checks or ACH transactions

      o   $15 per year for low balance accounts

      o The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

Rydex reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES

Certain retirement plans such as IRA, SEP, Roth IRA, and 403(b) accounts, are charged an annual $15 maintenance fee. Upon liquidating your retirement account, an additional $15 account-closing fee will be taken from the proceeds of your redemption.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Because the Funds, except for the Commodities Fund, are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Funds' Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for

                                                                  PROSPECTUS 175


frequent purchases and redemptions of Fund shares. A significant portion of the assets of the Funds may come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Funds may negatively impact a Fund's ability to achieve its investment objective.

Unlike most other Rydex Funds, the Commodities Fund is not suitable for purchase by active investors. The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

Rydex will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this Prospectus. The Fund restricts shareholders to no more than one substantive redemption out of the Fund (by any means, including exchanges) followed by a purchase of the Fund (by any means, including exchanges) within any ninety-day period. "Substantive" means a dollar amount that the Advisor has determined, in its sole discretion, could adversely affect management of the Fund. This restriction will not apply to systematic transactions, including rebalancing programs, automatic investment programs, and dividend reinvestment programs because the Trust reasonably determined that these categories of transactions do not raise frequent trading or market timing concerns. For purposes of applying the Fund's policies, the Advisor may consider the trading history of accounts under common ownership or control. In addition, the Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Advisor reasonably believes that the trading activity would be harmful or disruptive to the Fund.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial

176


intermediaries. The Fund's access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.

RIGHTS RESERVED BY THE FUNDS

The Funds reserve the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds or in cases where the Funds are requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DISTRIBUTION AND SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

ADVISOR CLASS SHARES

The Funds have adopted a Distribution and Shareholder Services Plan with respect to Advisor Class Shares that allows the Funds to pay distribution and services fees to Rydex Distributors, Inc. (the "Distributor") and other firms that provide distribution or shareholder services ("Service Providers"). If a Service Provider provides distribution services, the Funds will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended. If a Service Provider provides shareholder services, the Funds will pay service fees to the Distributor at an annual rate not to exceed 0.25% of the average daily net assets of a Fund. The Distributor will, in turn, pay the Service Provider for the services it provides. Because these Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges.

H-CLASS SHARES

The Funds have adopted a Distribution Plan and a Shareholder Services Plan with respect to H-Class Shares that allows the Funds to pay distribution and/or services fees to the Distributor and other firms that provide distribution and/ or shareholder services. The Funds will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule

                                                                  PROSPECTUS 177


12b-1 of the Investment Company Act of 1940, as amended. If a Service Provider provides shareholder services, the Funds will pay service fees to the Distributor at an annual rate not to exceed 0.25% of the average daily net assets of a Fund. The Distributor will, in turn, pay the Service Provider for the services it provides. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

COMPENSATION TO DEALERS

The Advisor, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. These payments may be made, at the discretion of the Advisor, to certain dealers who have sold shares of the Rydex Funds. The level of payments made to dealers will generally vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Rydex Funds and promote the retention of their customer's assets in the Funds. Any payments described above will not change the price paid by investors for the purchase of the applicable Rydex Fund's shares or the amount that any particular Rydex Fund will receive as proceeds from such sales. The Advisor determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer's sales, assets, share class utilized and the quality of the dealer's relationship with the Advisor. The Advisor periodically determines the advisability of continuing these payments. The Advisor may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Rydex Funds that are conducted by dealers.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

TIMING OF PAYMENTS

Income dividends, if any, are paid at least annually by each of the Funds, except the Money Market and Government Long Bond Advantage Funds, which declare dividends daily and pay them monthly or upon redemption. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. The Funds make distributions of capital gains, if any, at least annually. The Funds, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of a Fund.

DIVIDEND PAYMENT OPTIONS

Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to

178


receive cash payments of dividends and distributions on your application, you must notify the Funds in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Funds receive your written notice. To cancel your election, simply send written notice to the Funds. Dividends and distributions with values of $10 or less may be automatically reinvested.

TAX INFORMATION
--------------------------------------------------------------------------------

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

o Each Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

o The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. The Government Long Bond Advantage Fund and U.S. Government Money Market Fund expect to make primarily distributions that will not be treated as qualified dividend income.

o Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

o Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

                                                                  PROSPECTUS 179


o Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

o Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by a Fund from U.S. corporations, subject to certain limitations.

o Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year.

o Distributions paid in January but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year.

o A Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

o If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

o With respect to investments by the Europe Advantage Fund and the Japan Advantage Fund, some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in these Funds. In addition, these Funds may be able to pass along a tax credit for foreign income taxes that they pay. A Fund will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election.

TAX STATUS OF SHARE TRANSACTIONS

Each sale, exchange, or redemption of Fund shares may be a taxable event to you. For tax purposes, an exchange of Fund shares for shares of a different Rydex Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Funds through a tax-qualified retirement plan.

STATE TAX CONSIDERATIONS

A Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

180


MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISOR

Rydex Investments, the Advisor, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment adviser and manager of the Funds. The Advisor has served as the investment adviser of the Rydex Funds since each of the Rydex Fund's inception, and also serves as sub-adviser to several other mutual funds.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended March 31, 2006, based on the average daily net assets for each Fund, as set forth below:

FUND                                                           ADVISORY FEE
--------------------------------------------------------------------------------
NOVA* ......................................................       0.75%
S&P 500 ....................................................       0.75%
INVERSE S&P 500* ...........................................       0.90%
LARGE-CAP GROWTH ...........................................       0.75%
LARGE-CAP VALUE ............................................       0.75%
OTC ........................................................       0.75%
INVERSE OTC* ...............................................       0.90%
MID-CAP ADVANTAGE ..........................................       0.90%
INVERSE MID-CAP ............................................       0.90%
MID-CAP GROWTH .............................................       0.75%
MID-CAP VALUE ..............................................       0.75%
RUSSELL 2000(R) ADVANTAGE ..................................       0.90%
RUSSELL 2000(R) ............................................       0.75%
INVERSE RUSSELL 2000(R) ....................................       0.90%
SMALL-CAP GROWTH ...........................................       0.75%
SMALL-CAP VALUE ............................................       0.75%
SECTOR FUNDS (EXCEPT PRECIOUS METALS) ......................       0.85%
PRECIOUS METALS ............................................       0.75%
INTERNATIONAL EQUITY FUNDS .................................       0.90%
GOVERNMENT LONG BOND ADVANTAGE .............................       0.50%

                                                                  PROSPECTUS 181


INVERSE GOVERNMENT LONG BOND* ..............................       0.90%
COMMODITIES** ..............................................       0.75%
DYNAMIC STRENGTHENING DOLLAR ...............................       0.90%
DYNAMIC WEAKENING DOLLAR ...................................       0.90%
U.S. GOVERNMENT MONEY MARKET ...............................       0.50%

*     THE ADVISORY FEES PAID REPRESENT THE FEES PAID AT THE MASTER FUND LEVEL.

** EFFECTIVE MAY 1, 2006, RYDEX CONTRACTUALLY AGREED TO WAIVE ITS MANAGEMENT FEE TO THE EXTENT NECESSARY TO LIMIT THE ORDINARY OPERATING EXPENSES OF THE FUND (BUT EXCLUDING INTEREST EXPENSES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) TO NOT MORE THAN 1.20% PER ANNUM OF THE AVERAGE MONTHLY NET ASSETS OF THE FUND THROUGH AUGUST 1, 2007 (THE "CONTRACTUAL FEE WAIVER"). THE CONTRACTUAL FEE WAIVER MAY NOT BE MODIFIED OR ELIMINATED PRIOR TO AUGUST 1, 2007, EXCEPT WITH THE APPROVAL OF THE BOARD OF TRUSTEES. THERE IS NO GUARANTEE THAT THE CONTRACTUAL FEE WAIVER WILL CONTINUE BEYOND AUGUST 1, 2007.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Board of Trustees who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

A discussion regarding the basis for the Board's August 2005 approval of the Funds' investment advisory agreement is available in the Funds' March 31, 2005 Annual Report to Shareholders, which covers the period April 1, 2005 to March 31, 2006. A discussion regarding the basis for the Board's August 2006 approval of the Funds' investment advisory agreement will be available in the Fund's September 30, 2006 Semi-Annual Report to Shareholders, which covers the period April 1, 2006 to September 30, 2006.

PORTFOLIO MANAGEMENT

Each Fund is managed by a team of investment professionals. The following provides additional information about the portfolio managers that are jointly and primarily responsible for the day-to-day management of the Funds and their respective management roles.

MICHAEL P. BYRUM, CFA, has been associated with Rydex Investments since the Advisor was founded in 1993. Mr. Byrum was named the President of Rydex Investments in 2004 and has served as Chief Investment Officer of Rydex Investments since 2000. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Long Bond Advantage, Inverse S&P 500 and Inverse OTC Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio for Rydex Investments in 1998, and Executive Vice President in 2000. Prior to joining Rydex

182


Investments, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio. Mr. Byrum has co-managed the Funds since their inception.

JAMES R. KING, CFA, joined Rydex Investments in 1996 and was promoted to assistant portfolio manager in 1997. In 1998, he became a portfolio manager and was promoted in 2001 to senior portfolio manager and currently serves as director of portfolio management. Mr. King has served as an interim director of equity trading and investment operations. Currently, Mr. King's team manages all of the Rydex leveraged and inverse funds, as well as the Sector Rotation Fund, which is offered in separate prospectus. Prior to joining Rydex Investments, Mr. King worked as a registered representative at DMG Securities. He holds a degree in finance from the University of Maryland. Mr. King has co-managed each of the Funds since their inception except for the Nova, Inverse S&P 500, Government Long Bond Advantage, Inverse Government Long Bond, U.S. Government Money Market, and Precious Metals Funds, which he has co-managed since he joined Rydex in 1996.

MICHAEL J. DELLAPA, CFA, joined Rydex Investments in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000(R) Advantage, Healthcare, Biotechnology, and Consumer Products Funds. In 2005, Mr. Dellapa became director of investment research. Since joining Rydex Investments, Mr. Dellapa has played a key role in developing research processes and systems to enhance current funds and develop new investment products. Prior to joining Rydex Investments, Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Mr. Dellapa has co-managed the Funds since the Fall of 2005.

Mr. Byrum generally oversees all aspects of the day-to-day management of the Rydex Funds and reviews the activities of Messrs. King and Dellapa. Mr. King generally oversees the day-to-day management of each leveraged and inverse Rydex Fund. Mr. Dellapa heads the firm's investment research efforts and oversees the selection of equity securities for each of the Rydex Funds. Each of the portfolio managers is a member of Rydex's Investment Leadership Team, which is responsible for the final review and approval of portfolio management strategies and decisions for all Rydex Funds.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

                                                                  PROSPECTUS 183


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the Funds' financial performance for the period of operations of the Funds' Investor Class Shares or H-Class Shares, as applicable. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided below for the period ending March 31, 2003, and all years prior, has been audited by a predecessor auditing firm. Information for subsequent periods has been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements and related notes, appear in the Trust's 2006 Annual Report. The 2006 Annual Report is available by telephoning the transfer agent at
800.820.0888 or 301.296.5100. The 2006 Annual Report is incorporated by reference in the SAI.

184

--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                      NET          NET INCREASE
                                                    REALIZED        (DECREASE)                     DISTRIBUTIONS
                        NET ASSET      NET            AND          IN NET ASSET    DISTRIBUTIONS     FROM NET
                         VALUE,     INVESTMENT     UNREALIZED         VALUE          FROM NET        REALIZED
                        BEGINNING     INCOME     GAINS (LOSSES)   RESULTING FROM    INVESTMENT        CAPITAL
                        OF PERIOD    (LOSS)+     ON SECURITIES      OPERATIONS        INCOME           GAINS
----------------------------------------------------------------------------------------------------------------
NOVA FUND
ADVISOR CLASS
  MARCH 31, 2006         $ 25.08     $   (.25)      $   3.75         $   3.50       $   (.85)        $    --
  March 31, 2005           23.42         (.23)          1.89             1.66             --              --
  March 31, 2004           15.17         (.05)          8.30             8.25             --              --
  March 31, 2003           25.11         (.03)         (9.91)           (9.94)            --              --
  March 31, 2002           26.52         (.01)         (1.27)           (1.28)          (.13)             --
INVERSE S&P 500 FUND (FORMERLY, URSA)
ADVISOR CLASS
  MARCH 31, 2006            8.36         (.08)          (.45)            (.53)          (.12)             --
  March 31, 2005            8.87         (.08)          (.43)            (.51)            --              --
  March 31, 2004           12.70         (.09)         (3.34)           (3.43)            --            (.40)
  March 31, 2003           10.22         (.06)          2.61             2.55           (.07)             --
  March 31, 2002           10.26          .09           (.09)              --           (.04)             --
LARGE-CAP GROWTH FUND
H-CLASS
  MARCH 31, 2006           24.49         (.05)          1.69             1.64             --            (.02)
  March 31, 2005           24.18          .37           (.06)             .31             --             (--)@
  March 31, 2004*          25.00           --           (.82)            (.82)            --              --
LARGE-CAP VALUE FUND
H-CLASS
  MARCH 31, 2006           26.56          .23           2.73             2.96             --            (.40)
  March 31, 2005           24.87          .16           1.58             1.74            (--)@          (.05)
  March 31, 2004*          25.00          .01           (.14)            (.13)            --              --
OTC FUND
ADVISOR CLASS
  MARCH 31, 2006            9.60         (.10)          1.44             1.34           (.04)             --
  March 31, 2005            9.46         (.02)           .16              .14             --              --
  March 31, 2004            6.85         (.13)          2.74             2.61             --              --
  March 31, 2003            9.97         (.11)         (3.01)           (3.12)            --              --
  March 31, 2002           11.04         (.16)          (.91)           (1.07)            --              --

  * SINCE THE COMMENCEMENT OF OPERATIONS: FEBRUARY 20, 2004--LARGE-CAP GROWTH FUND AND LARGE-CAP VALUE FUND H-CLASS.

 **   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

                                                                  PROSPECTUS 185


--------------------------------------------------------------------------------

                                                                                 RATIOS TO AVERAGE
                                                                                    NET ASSETS:
                                                                          --------------------------------
                                         NET                                                                               NET
                                       INCREASE      NET                                                                 ASSETS,
                                      (DECREASE)    ASSET                                          NET                    END OF
                                        IN NET     VALUE,       TOTAL                           INVESTMENT   PORTFOLIO    PERIOD
                          TOTAL         ASSET      END OF    INVESTMENT    GROSS       NET        INCOME     TURNOVER     (000'S
                      DISTRIBUTIONS     VALUE      PERIOD      RETURN     EXPENSES   EXPENSES     (LOSS)      RATE***    OMITTED)
---------------------------------------------------------------------------------------------------------------------------------
NOVA FUND
ADVISOR CLASS
  MARCH 31, 2006         $  (.85)      $   2.65    $ 27.73     14.07%      1.85%++    1.74%++    (0.96)%         192%    $ 41,002
  March 31, 2005              --           1.66      25.08      7.09%      1.71%++    1.71%++    (0.94)%         388%      52,642
  March 31, 2004              --           8.25      23.42     54.42%      1.74%++    1.74%++    (0.24)%         540%      46,405
  March 31, 2003              --          (9.94)     15.17    (39.59)%     1.77%++    1.77%++    (0.17)%         603%      27,130
  March 31, 2002            (.13)         (1.41)     25.11     (4.87)%     1.55%++    1.55%++    (0.02)%         401%      59,375
INVERSE S&P 500 FUND (FORMERLY, URSA)
ADVISOR CLASS
  MARCH 31, 2006            (.12)          (.65)      7.71     (6.32)%     1.91%++    1.88%++    (0.95)%          --       45,332
  March 31, 2005              --           (.51)      8.36     (5.75)%     1.88%++    1.88%++    (0.96)%          --       40,964
  March 31, 2004            (.40)         (3.83)      8.87    (27.19)%     1.87%++    1.87%++    (0.86)%          --       45,073
  March 31, 2003            (.07)          2.48      12.70     24.95%      1.89%++    1.89%++    (0.45)%          --       39,686
  March 31, 2002            (.04)          (.04)     10.22      0.02%      1.85%++    1.85%++     0.87%           --        7,036
LARGE-CAP GROWTH FUND
H-CLASS
  MARCH 31, 2006            (.02)          1.62      26.11      6.71%      1.49%      1.49%      (0.19)%       1,276%      32,258
  March 31, 2005             (--)@          .31      24.49      1.30%      1.47%      1.47%       1.52%        2,018%      11,762
  March 31, 2004*             --           (.82)     24.18     (3.28)%     1.41%**    1.41%**    (0.16)%**       296%         793
LARGE-CAP VALUE FUND
H-CLASS
  MARCH 31, 2006            (.40)          2.56      29.12     11.20%      1.49%      1.49%       0.82%        1,054%      56,005
  March 31, 2005            (.05)          1.69      26.56      6.99%      1.47%      1.47%       0.63%          747%      24,974
  March 31, 2004*             --           (.13)     24.87     (0.52)%     1.41%**    1.41%**     0.34%**        202%       8,094
OTC FUND
ADVISOR CLASS
  MARCH 31, 2006            (.04)          1.30      10.90     13.92%      1.70%      1.70%      (1.00)%         122%      27,832
  March 31, 2005              --            .14       9.60      1.48%      1.69%      1.69%      (0.25)%         132%      19,887
  March 31, 2004              --           2.61       9.46     38.10%      1.71%      1.71%      (1.47)%         139%      57,535
  March 31, 2003              --          (3.12)      6.85    (31.29)%     1.76%      1.76%      (1.56)%         180%      43,839
  March 31, 2002              --          (1.07)      9.97     (9.69)%     1.60%      1.60%      (1.47)%         109%      20,837

  +   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

 ++ RATIOS TO AVERAGE NET ASSETS INCLUDE EXPENSES OF THE CORRESPONDING MASTER PORTFOLIO.

  @ LESS THAN $.01 PER SHARE: LARGE-CAP VALUE FUND H-CLASS ACTUAL AMOUNT= $.0001; LARGE-CAP GROWTH FUND H-CLASS ACTUAL AMOUNT= $.0042.

186

--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                      NET          NET INCREASE
                                                    REALIZED        (DECREASE)                     DISTRIBUTIONS
                        NET ASSET      NET            AND          IN NET ASSET    DISTRIBUTIONS     FROM NET
                         VALUE,     INVESTMENT     UNREALIZED         VALUE          FROM NET        REALIZED
                        BEGINNING     INCOME     GAINS (LOSSES)   RESULTING FROM    INVESTMENT        CAPITAL
                        OF PERIOD    (LOSS)+     ON SECURITIES      OPERATIONS        INCOME           GAINS
----------------------------------------------------------------------------------------------------------------
INVERSE OTC FUND (FORMERLY, ARKTOS)
ADVISOR CLASS
  MARCH 31, 2006         $ 24.34     $   (.22)      $  (2.28)        $  (2.50)      $   (.33)        $    --
  March 31, 2005           25.60         (.24)         (1.02)           (1.26)            --              --
  March 31, 2004*          29.97         (.16)         (4.21)           (4.37)            --              --
MID-CAP ADVANTAGE FUND (FORMERLY, MEDIUS)
H-CLASS
  MARCH 31, 2006           31.86           --           8.69             8.69             --            (.38)
  March 31, 2005           28.30         (.06)          3.62             3.56             --              --
  March 31, 2004           16.04         (.14)         12.40            12.26             --              --
  March 31, 2003           26.08         (.07)         (9.86)           (9.93)          (.11)             --
  March 31, 2002*          25.00         (.03)          1.11             1.08             --              --
INVERSE MID-CAP FUND
H-CLASS
  MARCH 31, 2006           44.01          .83          (7.15)           (6.32)          (.65)             --
  March 31, 2005           49.01          .18          (5.18)           (5.00)            --              --
  March 31, 2004*          50.00         (.05)          (.94)            (.99)            --              --
MID-CAP GROWTH FUND
H-CLASS
  MARCH 31, 2006           26.86         (.19)          5.41             5.22             --            (.13)
  March 31, 2005           25.17         (.17)          1.87             1.70             --            (.01)
  March 31, 2004*          25.00         (.02)           .19              .17             --              --
MID-CAP VALUE FUND
H-CLASS
  MARCH 31, 2006           27.49          .07           4.45             4.52            (--)@          (.19)
  March 31, 2005           25.13          .21           2.26             2.47            (--)@@         (.11)
  March 31, 2004*          25.00          .01            .12              .13             --              --

  * SINCE THE COMMENCEMENT OF OPERATIONS: AUGUST 1, 2003 - INVERSE OTC FUND ADVISOR CLASS; AUGUST 16, 2001--MID-CAP ADVANTAGE FUND H-CLASS; FEBRUARY 20, 2004--INVERSE MID-CAP FUND H-CLASS; MID-CAP GROWTH FUND H-CLASS,
      AND MID-CAP VALUE FUND H-CLASS.

 **   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

  +   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

 ++ RATIOS TO AVERAGE NET ASSETS INCLUDE EXPENSES OF THE CORRESPONDING MASTER PORTFOLIO.

  @   OPERATING EXPENSES EXCLUDED INTEREST EXPENSE FROM SECURITIES SOLD SHORT.

 @@   LESS THAN $.01 PER SHARE: MID-CAP VALUE FUND H-CLASS ACTUAL AMOUNT=$.0007.

                                                                  PROSPECTUS 187


--------------------------------------------------------------------------------

                                                                                RATIOS TO AVERAGE
                                                                                   NET ASSETS:
                                                                   --------------------------------------------
                                     NET                                                                           NET
                                   INCREASE     NET                                                              ASSETS,
                                  (DECREASE)   ASSET                                         NET                  END OF
                          TOTAL     IN NET    VALUE,      TOTAL                           INVESTMENT  PORTFOLIO   PERIOD
                         DISTRI-    ASSET     END OF   INVESTMENT   GROSS       NET         INCOME    TURNOVER    (000'S
                         BUTIONS    VALUE     PERIOD     RETURN    EXPENSES   EXPENSES      (LOSS)     RATE***   OMITTED)
-------------------------------------------------------------------------------------------------------------------------
INVERSE OTC FUND (FORMERLY, ARKTOS)
ADVISOR CLASS
  MARCH 31, 2006         $  (.33)  $ (2.83)   $ 21.51    (10.27)%  1.89%++    1.89%++      (0.96)%         --    $ 10,390
  March 31, 2005              --     (1.26)     24.34     (4.92)%  1.88%++    1.88%++      (0.96)%         --      17,059
  March 31, 2004*             --     (4.37)     25.60    (14.58)%  1.90%**++  1.90%**++    (0.97)%**       --      17,975
MID-CAP ADVANTAGE FUND
H-CLASS
  MARCH 31, 2006            (.38)     8.31      40.17     27.36%   1.90%      1.64%         0.01%         528%     50,883
  March 31, 2005              --      3.56      31.86     12.58%   1.62%      1.62%        (0.21)%        669%     59,274
  March 31, 2004              --     12.26      28.30     76.43%   1.66%      1.66%        (0.56)%      1,239%     68,193
  March 31, 2003            (.11)   (10.04)     16.04    (38.11)%  1.69%      1.69%        (0.32)%      2,322%     14,634
  March 31, 2002*             --      1.08      26.08      4.32%   1.71%**    1.71%**      (0.19)%**      893%    116,176
INVERSE MID-CAP FUND
H-CLASS
  MARCH 31, 2006            (.65)    (6.97)     37.04    (14.42)%  1.64%      1.64%         2.01%          --      18,475
  March 31, 2005              --     (5.00)     44.01    (10.20)%  1.60%      1.60%         0.39%          --      30,073
  March 31, 2004*             --      (.99)     49.01     (1.98)%  1.54%**    1.54%**      (0.74)%**       --       2,678
MID-CAP GROWTH FUND
H-CLASS
  MARCH 31, 2006            (.13)     5.09      31.95     19.46%   1.50%      1.50%        (0.63)%        681%     48,888
  March 31, 2005            (.01)     1.69      26.86      6.75%   1.46%      1.46%        (0.66)%      1,211%     23,733
  March 31, 2004*             --       .17      25.17      0.68%   1.41%**    1.41%**      (0.75)%**      356%        625
MID-CAP VALUE FUND
H-CLASS
  MARCH 31, 2006            (.19)     4.33      31.82     16.47%   1.48%      1.48%         0.25%         558%     31,340
  March 31, 2005            (.11)     2.36      27.49      9.83%   1.46%      1.46%         0.77%         731%    115,660
  March 31, 2004*             --       .13      25.13      0.52%   1.41%**    1.41%**       0.19%**       172      18,064

188

--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                      NET          NET INCREASE
                                                    REALIZED        (DECREASE)                     DISTRIBUTIONS
                        NET ASSET      NET            AND          IN NET ASSET    DISTRIBUTIONS     FROM NET
                         VALUE,     INVESTMENT     UNREALIZED         VALUE          FROM NET        REALIZED
                        BEGINNING     INCOME     GAINS (LOSSES)   RESULTING FROM    INVESTMENT        CAPITAL
                        OF PERIOD    (LOSS)+     ON SECURITIES      OPERATIONS        INCOME           GAINS
----------------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) ADVANTAGE FUND (FORMERLY, MEKROS)
H-CLASS
  MARCH 31, 2006         $ 27.51     $    .03       $   9.78         $   9.81       $     --         $    --
  March 31, 2005           26.22         (.07)          1.52             1.45             --            (.16)
  March 31, 2004           12.94         (.14)         13.42            13.28             --              --
  March 31, 2003           22.61         (.03)         (9.60)           (9.63)            --            (.04)
  March 31, 2002           19.99          .16           2.46             2.62             --              --
INVERSE RUSSELL 2000(R) FUND (FORMERLY, INVERSE SMALL-CAP)
H-CLASS
  MARCH 31, 2006           46.09          .91          (9.30)           (8.39)          (.72)             --
  March 31, 2005           48.80          .04          (2.75)           (2.71)            --              --
  March 31, 2004*          50.00         (.04)         (1.16)           (1.20)            --              --
SMALL-CAP GROWTH FUND
H-CLASS
  MARCH 31, 2006           27.97         (.22)          5.32             5.10             --            (.80)
  March 31, 2005           25.34         (.23)          3.11             2.88             --            (.25)
  March 31, 2004*          25.00         (.02)           .36              .34             --              --
SMALL-CAP VALUE FUND
H-CLASS
  MARCH 31, 2006           28.24          .06           5.58             5.64             --            (.50)
  March 31, 2005           25.62         (.01)          2.76             2.75             --            (.13)
  March 31, 2004*          25.00         (.01)           .63              .62             --              --
BANKING FUND
ADVISOR CLASS
  MARCH 31, 2006            9.72          .12            .62              .74           (.16)             --
  March 31, 2005            9.85          .06            .07              .13           (.26)             --
  March 31, 2004            7.06          .09           2.78             2.87           (.08)             --
  March 31, 2003            8.41          .07          (1.21)           (1.14)          (.21)             --
  March 31, 2002            8.13          .08            .49              .57           (.29)             --

  * SINCE THE COMMENCEMENT OF OPERATIONS: FEBRUARY 20, 2004--INVERSE RUSSELL 2000(R) FUND H-CLASS, SMALL-CAP GROWTH FUND H-CLASS AND SMALL-CAP VALUE FUND H-CLASS.

 **   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

  +   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

 ++ RATIOS TO AVERAGE NET ASSETS INCLUDE EXPENSE OF THE CORRESPONDING MASTER PORTFOLIO.

                                                                  PROSPECTUS 189


--------------------------------------------------------------------------------

                                                                            RATIOS TO AVERAGE
                                                                               NET ASSETS:
                                                                   ----------------------------------
                                     NET                                                                            NET
                                   INCREASE     NET                                                               ASSETS,
                                  (DECREASE)   ASSET                                           NET                 END OF
                          TOTAL     IN NET    VALUE,      TOTAL                            INVESTMENT  PORTFOLIO   PERIOD
                         DISTRI-    ASSET     END OF   INVESTMENT   GROSS       NET          INCOME    TURNOVER    (000'S
                         BUTIONS    VALUE     PERIOD     RETURN    EXPENSES   EXPENSES        (LOSS)    RATE***   OMITTED)
--------------------------------------------------------------------------------------------------------------------------
RUSSELL 2000(R)
ADVANTAGE FUND
(FORMERLY, MEKROS)
H-CLASS
  MARCH 31, 2006         $    --   $  9.81    $ 37.32     35.66%   2.05%      1.64%          0.10%         441%   $170,698
  March 31, 2005            (.16)     1.29      27.51      5.52%   1.62%      1.62%         (0.26)%        501%     68,084
  March 31, 2004              --     13.28      26.22    102.63%   1.66%      1.66%         (0.62)%        965%    174,320
  March 31, 2003            (.04)    (9.67)     12.94    (42.63)%  1.69%      1.69%         (0.20)%        746%     32,101
  March 31, 2002              --      2.62      22.61     13.11%   1.61%      1.61%          0.74%         714%    120,045
INVERSE RUSSELL 2000(R) FUND (FORMERLY, INVERSE SMALL-CAP)
H-CLASS
  MARCH 31, 2006            (.72)    (9.11)     36.98    (18.36)%  1.65%      1.65%          2.14%          --      52,201
  March 31, 2005              --     (2.71)     46.09     (5.55)%  1.63%      1.63%          0.09%          --      46,832
  March 31, 2004*             --     (1.20)     48.80     (2.40)%  1.54%**    1.54%**       (0.72)%**       --       5,054
SMALL-CAP GROWTH FUND
H-CLASS
  MARCH 31, 2006            (.80)     4.30      32.27     18.44%   1.50%      1.50%         (0.73)%      1,003%     73,489
  March 31, 2005            (.25)     2.63      27.97     11.38%   1.46%      1.46%         (0.84)%        983%     26,145
  March 31, 2004*             --       .34      25.34      1.36%   1.41%**    1.41%**       (0.85)%**      117%      2,544
SMALL-CAP VALUE FUND
H-CLASS
  MARCH 31, 2006            (.50)     5.14      33.38     20.20%   1.50%      1.50%          0.19%         806%    102,448
  March 31, 2005            (.13)     2.62      28.24     10.73%   1.47%      1.47%         (0.04)%        744%     75,748
  March 31, 2004*             --       .62      25.62      2.48%   1.41%**    1.41%**       (0.21)%**      177%     19,900
BANKING FUND
ADVISOR CLASS
  MARCH 31, 2006            (.16)      .58      10.30      7.66%   1.84%      1.84%          1.20%       1,834%      1,537
  March 31, 2005            (.26)     (.13)      9.72      1.17%   1.86%      1.86%          0.60%       1,692%      2,955
  March 31, 2004            (.08)     2.79       9.85     40.67%   1.86%      1.86%          1.04%       1,435%      3,712
  March 31, 2003            (.21)    (1.35)      7.06    (13.73)%  1.89%      1.89%          0.91%       1,495%        390
  March 31, 2002            (.29)      .28       8.41      7.44%   1.91%      1.91%          0.95%       1,292%     23,281

190

--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                      NET          NET INCREASE
                                                    REALIZED        (DECREASE)                     DISTRIBUTIONS
                        NET ASSET      NET            AND          IN NET ASSET    DISTRIBUTIONS     FROM NET
                         VALUE,     INVESTMENT     UNREALIZED         VALUE          FROM NET        REALIZED
                        BEGINNING     INCOME     GAINS (LOSSES)   RESULTING FROM    INVESTMENT        CAPITAL
                        OF PERIOD    (LOSS)+     ON SECURITIES      OPERATIONS        INCOME           GAINS
----------------------------------------------------------------------------------------------------------------
BASIC MATERIALS FUND
ADVISOR CLASS
  MARCH 31, 2006         $ 29.78     $    .16       $   4.28         $   4.44       $   (.19)        $    --
  March 31, 2005           24.85          .01           4.92             4.93             --              --
  March 31, 2004           16.89          .02           8.07             8.09           (.13)             --
  March 31, 2003++         23.91         (.06)         (6.93)           (6.99)          (.03)             --
  March 31, 2002++         20.79          .15           3.24             3.39           (.27)             --
BIOTECHNOLOGY FUND
ADVISOR CLASS
  MARCH 31, 2006           16.91         (.36)          5.89             5.53             --              --
  March 31, 2005           19.86         (.32)         (2.63)           (2.95)            --              --
  March 31, 2004           13.35         (.32)          6.83             6.51             --              --
  March 31, 2003           20.36         (.25)         (6.76)           (7.01)            --              --
  March 31, 2002           21.25         (.40)          (.49)            (.89)            --              --
CONSUMER PRODUCTS FUND
ADVISOR CLASS
  MARCH 31, 2006           29.66          .03            .69              .72           (.42)             --
  March 31, 2005           27.99          .05           1.63             1.68           (.01)             --
  March 31, 2004           20.46         (.04)          7.62             7.58           (.05)             --
  March 31, 2003++         24.69         (.03)         (4.08)           (4.11)          (.12)             --
  March 31, 2002++         21.24          .03           3.48             3.51           (.06)             --
ELECTRONICS FUND
ADVISOR CLASS
  MARCH 31, 2006            9.95         (.16)          3.19             3.03             --              --
  March 31, 2005           13.02         (.14)         (2.93)           (3.07)            --              --
  March 31, 2004            7.87         (.21)          5.36             5.15             --              --
  March 31, 2003           16.62         (.16)         (8.59)           (8.75)            --              --
  March 31, 2002           16.28         (.26)           .60              .34             --              --

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

  +   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

 ++ PER SHARE AMOUNTS FOR THE PERIODS ENDED MARCH 31, 2001 THROUGH MARCH 31, 2003 HAVE BEEN RESTATED TO REFLECT A 1:3 REVERSE STOCK SPLIT EFFECTIVE APRIL 21, 2003.

                                                                  PROSPECTUS 191


--------------------------------------------------------------------------------

                                                                                 RATIOS TO AVERAGE
                                                                                    NET ASSETS:
                                                                          --------------------------------
                                         NET                                                                               NET
                                       INCREASE      NET                                                                 ASSETS,
                                      (DECREASE)    ASSET                                          NET                    END OF
                                        IN NET     VALUE,       TOTAL                           INVESTMENT   PORTFOLIO    PERIOD
                          TOTAL         ASSET      END OF    INVESTMENT    GROSS       NET        INCOME     TURNOVER     (000'S
                      DISTRIBUTIONS     VALUE      PERIOD      RETURN     EXPENSES   EXPENSES     (LOSS)      RATE***    OMITTED)
---------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS FUND
ADVISOR CLASS
  MARCH 31, 2006         $  (.19)      $   4.25    $ 34.03     14.98%      1.85%      1.85%       0.55%          826%    $  7,619
  March 31, 2005              --           4.93      29.78     19.84%      1.82%      1.82%       0.03%          891%      12,987
  March 31, 2004            (.13)          7.96      24.85     47.99%      1.87%      1.87%       0.09%        1,669%      13,483
  March 31, 2003++          (.03)         (7.02)     16.89    (29.24)%     1.89%      1.89%      (0.23)%       1,943%       2,419
  March 31, 2002++          (.27)          3.12      23.91     16.36%      2.00%      2.00%       0.65%        1,523%      30,839
BIOTECHNOLOGY FUND
ADVISOR CLASS
  MARCH 31, 2006              --           5.53      22.44     32.70%      1.86%      1.86%      (1.76)%         338%      26,240
  March 31, 2005              --          (2.95)     16.91    (14.85)%     1.83%      1.83%      (1.75)%         585%      10,231
  March 31, 2004              --           6.51      19.86     48.76%      1.84%      1.84%      (1.79)%         548%      12,708
  March 31, 2003              --          (7.01)     13.35    (34.43)%     1.88%      1.88%      (1.82)%         477%      24,280
  March 31, 2002              --           (.89)     20.36     (4.19)%     1.72%      1.72%      (1.69)%         390%      20,931
CONSUMER PRODUCTS FUND
ADVISOR CLASS
  MARCH 31, 2006            (.42)           .30      29.96      2.44%      1.82%      1.82%       0.08%          813%       6,487
  March 31, 2005            (.01)          1.67      29.66      6.02%      1.82%      1.82%       0.19%          907%      26,851
  March 31, 2004            (.05)          7.53      27.99     37.10%      1.86%      1.86%      (0.18)%         914%      13,357
  March 31, 2003++          (.12)         (4.23)     20.46    (16.64)%     1.89%      1.89%      (0.09)%       1,205%       3,120
  March 31, 2002++          (.06)          3.45      24.69     16.52%      2.02%      2.02%       0.18%          890%      33,201
ELECTRONICS FUND
ADVISOR CLASS
  MARCH 31, 2006              --           3.03      12.98     30.45%      1.84%      1.84%      (1.39)%         911%      14,089
  March 31, 2005              --          (3.07)      9.95    (23.58)%     1.83%      1.83%      (1.32)%       1,106%      12,613
  March 31, 2004              --           5.15      13.02     65.44%      1.85%      1.85%      (1.70)%       1,359%       3,341
  March 31, 2003              --          (8.75)      7.87    (52.65)%     1.87%      1.87%      (1.72)%       2,413%       7,389
  March 31, 2002              --            .34      16.62      2.09%      1.75%      1.75%      (1.50)%       1,279%       9,528

192

--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                      NET          NET INCREASE
                                                    REALIZED        (DECREASE)                     DISTRIBUTIONS
                        NET ASSET      NET            AND          IN NET ASSET    DISTRIBUTIONS     FROM NET
                         VALUE,     INVESTMENT     UNREALIZED         VALUE          FROM NET        REALIZED
                        BEGINNING     INCOME     GAINS (LOSSES)   RESULTING FROM    INVESTMENT        CAPITAL
                        OF PERIOD    (LOSS)+     ON SECURITIES      OPERATIONS        INCOME           GAINS
----------------------------------------------------------------------------------------------------------------
ENERGY FUND
ADVISOR CLASS
  MARCH 31, 2006         $ 16.65     $   (.07)      $   4.86         $   4.79       $   (.03)        $  (.45)
  March 31, 2005           11.68         (.02)          5.00             4.98           (.01)             --
  March 31, 2004            8.63         (.03)          3.11             3.08           (.03)             --
  March 31, 2003           11.09           --          (2.45)           (2.45)          (.01)             --
  March 31, 2002           11.33          .05           (.19)            (.14)          (.10)             --
ENERGY SERVICES FUND
ADVISOR CLASS
  MARCH 31, 2006           29.21         (.47)         14.72            14.25             --              --
  March 31, 2005           21.18         (.33)          8.36             8.03             --              --
  March 31, 2004           17.01         (.27)          4.44             4.17             --              --
  March 31, 2003++         22.08         (.24)         (4.83)           (5.07)            --              --
  March 31, 2002++         26.97         (.27)         (4.62)           (4.89)            --              --
FINANCIAL SERVICES FUND
ADVISOR CLASS
  MARCH 31, 2006           11.13          .10           1.77             1.87           (.12)             --
  March 31, 2005           10.89          .05            .27              .32           (.08)             --
  March 31, 2004            7.57          .04           3.32             3.36           (.04)             --
  March 31, 2003           10.08          .03          (2.52)           (2.49)          (.02)             --
  March 31, 2002            9.89         (.01)           .30              .29           (.10)             --
HEALTH CARE FUND
ADVISOR CLASS
  MARCH 31, 2006           12.25         (.12)          1.81             1.69             --              --
  March 31, 2005           12.11         (.10)           .24              .14             --              --
  March 31, 2004            8.97         (.12)          3.26             3.14             --              --
  March 31, 2003           11.11         (.06)         (2.08)           (2.14)            --              --
  March 31, 2002           11.06         (.09)           .14              .05             --              --

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.


  +   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

 ++ PER SHARE AMOUNTS FOR THE PERIODS ENDED MARCH 31, 2001 THROUGH MARCH 31, 2003 HAVE BEEN RESTATED TO REFLECT A 1:3 REVERSE STOCK SPLIT EFFECTIVE APRIL 21, 2003.

                                                                  PROSPECTUS 193


--------------------------------------------------------------------------------

                                                                                 RATIOS TO AVERAGE
                                                                                    NET ASSETS:
                                                                          --------------------------------
                                         NET                                                                               NET
                                       INCREASE      NET                                                                 ASSETS,
                                      (DECREASE)    ASSET                                          NET                    END OF
                                        IN NET     VALUE,       TOTAL                           INVESTMENT   PORTFOLIO    PERIOD
                          TOTAL         ASSET      END OF    INVESTMENT    GROSS       NET        INCOME     TURNOVER     (000'S
                      DISTRIBUTIONS     VALUE      PERIOD      RETURN     EXPENSES   EXPENSES     (LOSS)      RATE***    OMITTED)
---------------------------------------------------------------------------------------------------------------------------------
ENERGY FUND
ADVISOR CLASS
  MARCH 31, 2006         $  (.48)      $   4.31    $ 20.96     28.93%      1.85%      1.84%      (0.38)%         415%    $ 18,162
  March 31, 2005            (.01)          4.97      16.65     42.60%      1.82%      1.82%      (0.11)%         546%      25,000
  March 31, 2004            (.03)          3.05      11.68     35.79%      1.92%      1.92%      (0.25)%         913%       4,895
  March 31, 2003            (.01)         (2.46)      8.63    (22.13)%     1.88%      1.88%      (0.03)%       1,362%       7,039
  March 31, 2002            (.10)          (.24)     11.09     (1.14)%     1.80%      1.80%       0.42%        1,502%       9,621
ENERGY SERVICES FUND
ADVISOR CLASS
  MARCH 31, 2006              --          14.25      43.46     48.78%      1.85%      1.85%      (1.33)%         324%      44,033
  March 31, 2005              --           8.03      29.21     37.91%      1.82%      1.82%      (1.37)%         501%      24,647
  March 31, 2004              --           4.17      21.18     24.51%      1.87%      1.87%      (1.39)%       1,009%      25,302
  March 31, 2003++            --          (5.07)     17.01    (22.96)%     1.88%      1.88%      (1.26)%         971%       1,961
  March 31, 2002++            --          (4.89)     22.08    (18.13)%     1.97%      1.97%      (1.21)%         949%      22,051
FINANCIAL SERVICES FUND
ADVISOR CLASS
  MARCH 31, 2006            (.12)          1.75      12.88     16.85%      1.85%      1.83%       0.82%          821%       6,801
  March 31, 2005            (.08)           .24      11.13      2.88%      1.83%      1.83%       0.43%        1,005%      27,181
  March 31, 2004            (.04)          3.32      10.89     44.45%      1.86%      1.86%       0.39%        1,200%      40,885
  March 31, 2003            (.02)         (2.51)      7.57    (24.74)%     1.88%      1.88%       0.35%        2,336%      15,074
  March 31, 2002            (.10)           .19      10.08      3.02%      2.02%      2.02%      (0.08)%       1,110%      40,968
HEALTH CARE FUND
ADVISOR CLASS
  MARCH 31, 2006              --           1.69      13.94     13.80%      1.84%      1.84%      (0.89)%         568%      14,577
  March 31, 2005              --            .14      12.25      1.16%      1.84%      1.84%      (0.83)%         610%      16,511
  March 31, 2004              --           3.14      12.11     35.01%      1.85%      1.85%      (1.05)%       1,204%      27,102
  March 31, 2003              --          (2.14)      8.97    (19.26)%     1.88%      1.88%      (0.66)%       1,395%      23,127
  March 31, 2002              --            .05      11.11      0.45%      1.85%      1.85%      (0.81)%         936%      29,504

194

--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                      NET          NET INCREASE
                                                    REALIZED        (DECREASE)                     DISTRIBUTIONS
                        NET ASSET      NET            AND          IN NET ASSET    DISTRIBUTIONS     FROM NET
                         VALUE,     INVESTMENT     UNREALIZED         VALUE          FROM NET        REALIZED
                        BEGINNING     INCOME     GAINS (LOSSES)   RESULTING FROM    INVESTMENT        CAPITAL
                        OF PERIOD    (LOSS)+     ON SECURITIES      OPERATIONS        INCOME           GAINS
----------------------------------------------------------------------------------------------------------------
INTERNET FUND
ADVISOR CLASS
  MARCH 31, 2006         $ 31.41     $   (.55)      $   8.08         $   7.53       $     --         $    --
  March 31, 2005           34.85         (.60)         (2.84)           (3.44)            --              --
  March 31, 2004           20.05         (.54)         15.34            14.80             --              --
  March 31, 2003           30.18         (.40)         (9.73)          (10.13)            --              --
  March 31, 2002           41.60         (.64)        (10.78)          (11.42)            --              --
LEISURE FUND
ADVISOR CLASS
  MARCH 31, 2006           29.34         (.32)          2.13             1.81             --              --
  March 31, 2005           26.74         (.30)          2.90             2.60             --              --
  March 31, 2004           17.37         (.23)          9.60             9.37             --              --
  March 31, 2003++         23.34         (.39)         (5.58)           (5.97)            --              --
  March 31, 2002++         24.93         (.51)         (1.08)           (1.59)            --              --
PRECIOUS METALS FUND
ADVISOR CLASS
  MARCH 31, 2006           35.37         (.28)         18.74            18.46             --              --
  March 31, 2005           44.17         (.03)         (8.77)           (8.80)            --              --
  March 31,2004*           31.68         (.18)         12.68            12.50           (.01)             --
REAL ESTATE FUND
H-CLASS
  MARCH 31, 2006           27.85          .57           8.25             8.82             --            (.20)
  March 31, 2005           26.65          .58            .77             1.35           (.03)           (.12)
  March 31, 2004*          25.00          .10           1.55             1.65             --              --
RETAILING FUND
ADVISOR CLASS
  MARCH 31, 2006           11.99         (.15)          1.23             1.08             --              --
  March 31, 2005           11.49         (.12)           .62              .50             --              --
  March 31, 2004            7.85         (.13)          3.77             3.64             --              --
  March 31, 2003           10.94         (.12)         (2.97)           (3.09)            --              --
  March 31, 2002           10.17         (.15)           .92              .77             --              --

  * SINCE THE COMMENCEMENT OF OPERATIONS: AUGUST 1, 2003--PRECIOUS METALS FUND ADVISOR CLASS; FEBRUARY 20, 2004--REAL ESTATE FUND H-CLASS.

 **   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

  +   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

 ++ PER SHARE AMOUNTS FOR THE PERIODS ENDED MARCH 31, 2001 THROUGH MARCH 31, 2003 HAVE BEEN RESTATED TO REFLECT A 1:3 REVERSE STOCK SPLIT EFFECTIVE APRIL 21, 2003.

                                                                  PROSPECTUS 195


--------------------------------------------------------------------------------

                                                                            RATIOS TO AVERAGE
                                                                               NET ASSETS:
                                                                   ---------------------------------
                                     NET                                                                           NET
                                   INCREASE     NET                                                              ASSETS,
                                  (DECREASE)   ASSET                                          NET                 END OF
                          TOTAL     IN NET    VALUE,      TOTAL                           INVESTMENT  PORTFOLIO   PERIOD
                         DISTRI-    ASSET     END OF   INVESTMENT   GROSS       NET         INCOME    TURNOVER    (000'S
                         BUTIONS    VALUE     PERIOD     RETURN    EXPENSES   EXPENSES       (LOSS)     RATE***  OMITTED)
-------------------------------------------------------------------------------------------------------------------------
INTERNET FUND
ADVISOR CLASS
  MARCH 31, 2006         $    --   $  7.53    $ 38.94     23.97%   1.85%      1.85%        (1.58)%      1,371%   $  3,696
  March 31, 2005              --     (3.44)     31.41     (9.87)%  1.83%      1.83%        (1.72)%      1,947%        829
  March 31, 2004              --     14.80      34.85     73.82%   1.86%      1.86%        (1.81)%      1,340%     12,090
  March 31, 2003              --    (10.13)     20.05    (33.57)%  1.82%      1.82%        (1.79)%      2,052%        717
  March 31, 2002              --    (11.42)     30.18    (27.45)%  1.74%      1.74%        (1.68)%      2,186%        396
LEISURE FUND
ADVISOR CLASS
  MARCH 31, 2006              --      1.81      31.15      6.17%   1.80%      1.80%        (1.10)%        734%      5,372
  March 31, 2005              --      2.60      29.34      9.72%   1.82%      1.82%        (1.10)%      1,046%     27,750
  March 31, 2004              --      9.37      26.74     53.94%   1.86%      1.86%        (1.06)%      1,870%     39,789
  March 31, 2003++            --     (5.97)     17.37    (25.58)%  1.90%      1.90%        (1.68)%      3,179%      3,592
  March 31, 2002++            --     (1.59)     23.34     (6.38)%  2.26%      2.26%        (2.05)%      2,609%      9,324
PRECIOUS METALS FUND
ADVISOR CLASS
  MARCH 31, 2006              --     18.46      53.83     52.19%   1.75%      1.75%        (0.70)%        277%     14,087
  March 31, 2005              --     (8.80)     35.37    (19.92)%  1.72%      1.72%        (0.09)%        358%      8,596
  March 31,2004*            (.01)    12.49      44.17     39.46%   1.72%**    1.72%**      (0.68)%**      550%      2,112
REAL ESTATE FUND
H-CLASS
  MARCH 31, 2006            (.20)     8.62      36.47     31.74%   1.59%      1.59%         1.78%       1,304%     49,591
  March 31, 2005            (.15)     1.20      27.85      5.06%   1.58%      1.58%         2.08%       1,773%      8,186
  March 31, 2004*             --      1.65      26.65      6.60%   1.61%**    1.61%**       3.83%**       102%     75,916
RETAILING FUND
ADVISOR CLASS
  MARCH 31, 2006              --      1.08      13.07      9.01%   1.82%      1.82%        (1.18)%      1,163%      3,385
  March 31, 2005              --       .50      11.99      4.35%   1.83%      1.83%        (1.09)%      1,505%      6,445
  March 31, 2004              --      3.64      11.49     46.37%   1.85%      1.85%        (1.25)%      1,825%     15,863
  March 31, 2003              --     (3.09)      7.85    (28.24)%  1.88%      1.88%        (1.35)%      3,788%     14,965
  March 31, 2002              --       .77      10.94      7.57%   1.95%      1.95%        (1.40)%      2,030%     37,690

196


FINANCIAL HIGHLIGHTS (CONTINUERD)
--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                      NET          NET INCREASE
                                                    REALIZED        (DECREASE)                     DISTRIBUTIONS
                        NET ASSET      NET            AND          IN NET ASSET    DISTRIBUTIONS     FROM NET
                         VALUE,     INVESTMENT     UNREALIZED         VALUE          FROM NET        REALIZED     TOTAL
                        BEGINNING     INCOME     GAINS (LOSSES)   RESULTING FROM    INVESTMENT        CAPITAL    DISTRI-
                        OF PERIOD    (LOSS)+     ON SECURITIES      OPERATIONS        INCOME           GAINS     BUTIONS
-------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY FUND
ADVISOR CLASS
  MARCH 31, 2006         $ 10.06     $   (.14)      $   2.05         $   1.91       $   (.03)        $    --     $  (.03)
  March 31, 2005           11.13          .02          (1.09)           (1.07)            --              --          --
  March 31, 2004            6.97         (.16)          4.32             4.16             --              --          --
  March 31, 2003           10.77         (.12)         (3.68)           (3.80)            --              --          --
  March 31, 2002           12.49         (.20)         (1.52)           (1.72)            --              --          --
TELECOMMUNICATIONS FUND
ADVISOR CLASS
  MARCH 31, 2006           13.88          .12           3.50             3.62           (.40)             --        (.40)
  March 31, 2005           15.07          .03          (1.22)           (1.19)            --              --          --
  March 31, 2004            9.81         (.08)          5.39             5.31           (.05)             --        (.05)
  March 31, 2003++         14.76         (.09)         (4.86)           (4.95)            --              --          --
  March 31, 2002++         23.58         (.06)         (8.67)           (8.73)            --            (.09)       (.09)
TRANSPORTATION FUND
ADVISOR CLASS
  MARCH 31, 2006           21.31         (.19)          5.63             5.44             --              --          --
  March 31, 2005           18.02         (.21)          3.50             3.29             --              --          --
  March 31, 2004           14.40         (.12)          3.74             3.62             --              --          --
  March 31, 2003++         19.98         (.15)         (5.43)           (5.58)            --              --          --
  March 31, 2002++         18.57         (.21)          1.62             1.41             --              --          --
UTILITIES FUND
ADVISOR CLASS
  MARCH 31, 2006           22.96          .36           1.20             1.56           (.44)             --        (.44)
  March 31, 2005           20.10          .42           2.74             3.16           (.30)             --        (.30)
  March 31, 2004           16.11          .30           4.66             4.96           (.97)             --        (.97)
  March 31, 2003++         25.23          .33          (8.91)           (8.58)          (.54)             --        (.54)
  March 31, 2002++         35.43          .36          (9.00)           (8.64)         (1.56)             --       (1.56)

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

  +   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

 ++ PER SHARE AMOUNTS FOR THE PERIODS ENDED MARCH 31, 2001 THROUGH MARCH 31, 2003 HAVE BEEN RESTATED TO REFLECT A 1:3 REVERSE STOCK SPLIT EFFECTIVE APRIL 21, 2003.

                                                                  PROSPECTUS 197


--------------------------------------------------------------------------------

                                                                    RATIOS TO AVERAGE
                                                                       NET ASSETS:
                                                          ---------------------------------
                            NET                                                                            NET
                          INCREASE     NET                                                               ASSETS,
                         (DECREASE)   ASSET                                           NET                 END OF
                           IN NET    VALUE,      TOTAL                            INVESTMENT  PORTFOLIO   PERIOD
                           ASSET     END OF   INVESTMENT   GROSS       NET          INCOME    TURNOVER    (000'S
                           VALUE     PERIOD     RETURN    EXPENSES   EXPENSES        (LOSS)     RATE***  OMITTED)
-----------------------------------------------------------------------------------------------------------------
TECHNOLOGY FUND
ADVISOR CLASS
  MARCH 31, 2006          $  1.88    $ 11.94     19.02%    1.84%     1.84%         (1.32)%        666%   $ 12,737
  March 31, 2005            (1.07)     10.06     (9.61)%   1.83%     1.83%          0.21%       1,304%     10,693
  March 31, 2004             4.16      11.13     59.68%    1.86%     1.86%         (1.58)%      1,853%     17,972
  March 31, 2003            (3.80)      6.97    (35.28)%   1.88%     1.88%         (1.62)%      1,938%     16,717
  March 31, 2002            (1.72)     10.77    (13.77)%   1.93%     1.93%         (1.69)%      1,017%     25,769
TELECOMMUNICATIONS FUND
ADVISOR CLASS
  MARCH 31, 2006             3.22      17.10     26.46%    1.82%     1.82%          0.81%         820%      8,487
  March 31, 2005            (1.19)     13.88     (7.90)%   1.86%     1.86%          0.19%       1,142%      1,922
  March 31, 2004             5.26      15.07     54.20%    1.87%     1.87%         (0.58)%      1,506%      7,376
  March 31, 2003++          (4.95)      9.81    (33.54)%   1.86%     1.86%         (0.68)%      2,431%        898
  March 31, 2002++          (8.82)     14.76    (37.16)%   1.87%     1.87%         (0.29)%      1,192%        931
TRANSPORTATION FUND
ADVISOR CLASS
  MARCH 31, 2006             5.44      26.75     25.53%    1.86%     1.86%         (0.81)%        669%      8,478
  March 31, 2005             3.29      21.31     18.26%    1.82%     1.82%         (1.05)%        929%      5,748
  March 31, 2004             3.62      18.02     25.14%    1.83%     1.83%         (0.73)%      1,624%      4,284
  March 31, 2003++          (5.58)     14.40    (27.93)%   1.92%     1.92%         (0.94)%      2,786%      3,561
  March 31, 2002++           1.41      19.98      7.59%    2.23%     2.23%         (1.16)%      1,704%     23,807
UTILITIES FUND
ADVISOR CLASS
  MARCH 31, 2006             1.12      24.08      6.76%    1.83%     1.83%          1.46%         728%      1,427
  March 31, 2005             2.86      22.96     15.78%    1.83%     1.83%          1.95%       1,124%      8,045
  March 31, 2004             3.99      20.10     31.39%    1.84%     1.84%          1.91%       1,609%      1,072
  March 31, 2003++          (9.12)     16.11    (34.07)%   1.89%     1.89%          1.74%       3,158%      2,239
  March 31, 2002++         (10.20)     25.23    (24.47)%   1.85%     1.85%          1.15%       2,418%      6,053

198

--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                      NET          NET INCREASE
                                                    REALIZED        (DECREASE)                     DISTRIBUTIONS
                        NET ASSET      NET            AND          IN NET ASSET    DISTRIBUTIONS     FROM NET
                         VALUE,     INVESTMENT     UNREALIZED         VALUE          FROM NET        REALIZED     TOTAL
                        BEGINNING     INCOME     GAINS (LOSSES)   RESULTING FROM    INVESTMENT        CAPITAL    DISTRI-
                        OF PERIOD    (LOSS)+     ON SECURITIES      OPERATIONS        INCOME           GAINS     BUTIONS
--------------------------------------------------------------------------------------------------------------------------
EUROPE ADVANTAGE FUND (FORMERLY, LARGE-CAP EUROPE)
H-CLASS
  MARCH 31, 2006         $ 17.13     $    .22       $   3.03         $   3.25       $     --         $  (.32)    $  (.32)
  March 31, 2005           14.98          .05           2.58             2.63           (.47)           (.01)       (.48)
  March 31, 2004            9.88        (1.65)          7.46             5.81             --            (.71)       (.71)
  March 31, 2003           15.30         (.02)         (5.40)           (5.42)            --              --          --
  March 31, 2002           17.72          .19          (2.61)           (2.42)            --              --          --
JAPAN ADVANTAGE FUND (FORMERLY, LARGE-CAP JAPAN)
H-CLASS
  MARCH 31, 2006           29.22          .76          10.66            11.42             --              --          --
  March 31, 2005           34.60         (.05)         (3.84)           (3.89)          (.56)           (.93)      (1.49)
  March 31, 2004           19.05         (.40)         16.19            15.79             --            (.24)       (.24)
  March 31, 2003+++        27.27         (.03)         (8.19)           (8.22)            --              --          --
  March 31, 2002+++        39.12          .48         (12.33)          (11.85)            --              --          --
GOVERNMENT LONG BOND ADVANTAGE FUND (FORMERLY, U.S. GOVERNMENT BOND)
ADVISOR CLASS
  MARCH 31, 2006           11.07          .37           (.57)            (.20)          (.37)             --        (.37)
  March 31, 2005           11.04          .36            .04              .40           (.37)             --        (.37)
  March 31, 2004*          10.00          .23           1.04             1.27           (.23)             --        (.23)
INVERSE GOVERNMENT LONG BOND FUND (FORMERLY, JUNO)
ADVISOR CLASS
  MARCH 31, 2006           18.79         (.16)           .80              .64             --              --          --
  March 31, 2005           19.71         (.17)          (.75)            (.92)            --              --          --
  March 31, 2004*          22.41         (.13)         (2.57)           (2.70)            --              --          --
COMMODITIES FUND
H-CLASS
  MARCH 31, 2006*          25.00          .61           1.68             2.29             --              --          --
DYNAMIC STRENGTHENING DOLLAR FUND (FORMERLY, STRENGTHENING DOLLAR)
H-CLASS
  MARCH 31, 2006*          25.00          .51           2.33             2.84           (.13)             --        (.13)

  * SINCE THE COMMENCEMENT OF OPERATIONS: AUGUST 1, 2003--GOVERNMENT LONG BOND ADVANTAGE FUND ADVISOR CLASS AND INVERSE GOVERNMENT LONG BOND FUND ADVISOR CLASS, MAY 25, 2005--COMMODIIES FUND H-CLASS AND DYNAMIC STRENTHENING DOLLAR FUND H-CLASS.

 **   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

  +   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

 ++ RATIOS TO AVERAGE NET ASSETS INCLUDE EXPENSES OF THE CORRESPONDING MASTER PORTFOLIO.

+++ PER SHARE AMOUNTS FOR THE PERIODS ENDED MARCH 31, 2002 THROUGH MARCH 31, 2003 HAVE BEEN RESTATED TO REFLECT A 1:3 REVERSE STOCK SPLIT EFFECTIVE APRIL 21, 2003.

  @   OPERATING EXPENSES EXCLUDE INTEREST EXPENSE FROM SECURITIES SOLD SHORT.

                                                                  PROSPECTUS 199


--------------------------------------------------------------------------------

                                                                                RATIOS TO AVERAGE
                                                                                   NET ASSETS:
                                                                   --------------------------------------------
                           NET                                                                                      NET
                         INCREASE     NET                                                                         ASSETS,
                        (DECREASE)   ASSET                                                     NET                 END OF
                          IN NET    VALUE,      TOTAL                                      INVESTMENT  PORTFOLIO   PERIOD
                          ASSET     END OF   INVESTMENT   GROSS       NET      OPERATING     INCOME    TURNOVER    (000'S
                          VALUE     PERIOD     RETURN    EXPENSES   EXPENSES   EXPENSES+@    (LOSS)      RATE***  OMITTED)
--------------------------------------------------------------------------------------------------------------------------
EUROPE ADVANTAGE FUND (FORMERLY, LARGE-CAP EUROPE)
H-CLASS
  MARCH 31, 2006         $  2.93    $ 20.06     19.17%   1.64%      1.63%        1.63%       1.21%         454%   $ 46,066
  March 31, 2005            2.15      17.13     17.49%   1.61%      1.61%        1.61%       0.28%          --      62,957
  March 31, 2004            5.10      14.98     58.72%   1.73%      1.73%        1.73%     (11.25)%         --      35,914
  March 31, 2003           (5.42)      9.88    (35.42)%  1.68%      1.68%        1.68%      (0.13)%         --       4,698
  March 31, 2002           (2.42)     15.30    (13.66)%  1.76%      1.76%        1.76%       1.18%          --       9,697
JAPAN ADVANTAGE FUND (FORMERLY, LARGE-CAP JAPAN)
H-CLASS
  MARCH 31, 2006           11.42      40.64     39.08%   1.67%      1.66%        1.66%       2.19%          --     111,896
  March 31, 2005           (5.38)     29.22    (11.25)%  1.63%      1.63%        1.63%      (0.17)%         --      34,972
  March 31, 2004           15.55      34.60     83.07%   1.66%      1.66%        1.66%       1.46%          --     177,760
  March 31, 2003++         (8.22)     19.05    (30.14)%  1.69%      1.69%        1.69%      (0.06)%         --       2,683
  March 31, 2002++        (11.85)     27.27    (30.29)%  1.84%      1.84%        1.84%       1.44%          --      23,873
GOVERNMENT LONG BOND ADVANTAGE FUND (FORMERLY, US GOVERNMENT BOND)
ADVISOR CLASS
  MARCH 31, 2006            (.57)     10.50     (2.10)%  1.42%      1.42%        1.42%       3.16%       1,451%     21,200
  March 31, 2005             .03      11.07      3.75%   1.41%      1.41%        1.41%       3.32%         737%     53,283
  March 31, 2004*           1.04      11.04     12.84%   1.45%**    1.45%**      1.45%**     3.21%**     1,143%     46,690
INVERSE GOVERNMENT LONG  BOND FUND (FORMERLY, JUNO)
ADVISOR CLASS
  MARCH 31, 2006             .64      19.43      3.41%   5.16%++    5.16%++      1.83%++    (0.90)%        179%     99,546
  March 31, 2005            (.92)     18.79     (4.67)%  5.61%++    5.61%++      1.82%++    (0.90)%        101%    232,541
  March 31, 2004*          (2.70)     19.71    (12.05)%  6.05%**++^ 6.05%**++^   1.86%**++  (0.93)%**      187%     52,298
COMMODITIES FUND
H-CLASS
  MARCH 31, 2006*           2.29      27.29      9.16%   1.57%**     1.57%**     1.57%**     2.56%**        --      29,028
DYNAMIC STRENGTHENING DOLLAR FUND (FORMERLY, STRENGTHENING DOLLAR)
H-CLASS
  MARCH 31, 2006*           2.71      27.71     11.35%   1.66%**     1.66%**     1.66%**     2.19%**        --       7,270

  ^ THE INVERSE GOVERNMENT LONG BOND FUND HAS RESTATED ITS RATIOS OF GROSS AND NET EXPENSES TO AVERAGE NET ASSETS IN THE FINANCIAL HIGHLIGHTS IN ORDER TO REFLECT THE RECLASSIFICATION OF INTEREST EXPENSE FROM SECURITIES SOLD SHORT. THIS RESTATEMENT HAD NO EFFECT ON THE INVERSE GOVERNMENT LONG BOND FUND'S NET ASSET VALUE, PER SHARE VALUE, NET INVESTMENT INCOME RATIOS AND TOTAL INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS DURING ANY PERIOD.

200

--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                      NET          NET INCREASE
                                                    REALIZED        (DECREASE)                     DISTRIBUTIONS
                        NET ASSET      NET            AND          IN NET ASSET    DISTRIBUTIONS     FROM NET
                         VALUE,     INVESTMENT     UNREALIZED         VALUE          FROM NET        REALIZED       TOTAL
                        BEGINNING     INCOME     GAINS (LOSSES)   RESULTING FROM    INVESTMENT        CAPITAL      DISTRI-
                        OF PERIOD    (LOSS)+     ON SECURITIES      OPERATIONS        INCOME           GAINS       BUTIONS
------------------------------------------------------------------------------------------------------------------------------
DYNAMIC WEAKENING DOLLAR FUND (FORMERLY, WEAKENING DOLLAR)
H-CLASS
  MARCH 31, 2006*        $ 25.00     $    .49       $  (2.66)        $  (2.17)      $   (.14)        $    --       $  (.14)
U.S. GOVERNMENT MONEY MARKET FUND
INVESTOR CLASS
  MARCH 31, 2006            1.00          .03             --              .03           (.03)             --          (.03)
  March 31, 2005            1.00          .01             --              .01           (.01)             --          (.01)
  March 31, 2004            1.00           --@@           --               --@@          (--)@@           --           (--)@@
  March 31, 2003            1.00          .01             --              .01           (.01)             --          (.01)
  March 31, 2002            1.00          .02             --              .02           (.02)             --          (.02)
U.S. GOVERNMENT MONEY MARKET FUND
ADVISOR CLASS
  MARCH 31, 2006            1.00          .02             --              .02           (.02)             --          (.02)
  March 31, 2005            1.00           --@            --               --@           (--)@            --           (--)@
  March 31, 2004            1.00           --@@           --               --@@          (--)@@           --           (--)@@
  March 31, 2003            1.00           --@@@          --               --@@@         (--)@@@          --           (--)@@@
  March 31, 2002            1.00          .02             --              .02           (.02)             --          (.02)

  * SINCE THE COMMENCEMENT OF OPERATIONS: MAY 25, 2005--WEAKENING DOLLAR FUND H-CLASS.

 **   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

  +   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

  @ LESS THAN $.01 PER SHARE: U.S. GOVERNMENT MONEY MARKET FUND ADVISOR CLASS ACTUAL AMOUNT = $.00433.

 @@ LESS THAN $.01 PER SHARE: U.S. GOVERNMENT MONEY MARKET FUND INVESTOR CLASS ACTUAL AMOUNT= $.0019; U.S. GOVERNMENT MONEY MARKET FUND ADVISOR CLASS ACTUAL AMOUNT = $.00005.

@@@ LESS THAN $.01 PER SHARE: U.S. GOVERNMENT MONEY MARKET FUND ADVISOR CLASS ACTUAL AMOUNT = $.003.

                                                                  PROSPECTUS 201


--------------------------------------------------------------------------------

                                                                 RATIOS TO AVERAGE
                                                                    NET ASSETS:
                                                        --------------------------------
                          NET                                                                             NET
                        INCREASE     NET                                                                ASSETS,
                       (DECREASE)   ASSET                                         NET                    END OF
                         IN NET    VALUE,      TOTAL                          INVESTMENT  PORTFOLIO      PERIOD
                         ASSET     END OF   INVESTMENT   GROSS       NET        INCOME    TURNOVER       (000'S
                         VALUE     PERIOD     RETURN    EXPENSES   EXPENSES      (LOSS)     RATE***     OMITTED)
-----------------------------------------------------------------------------------------------------------------
DYNAMIC WEAKENING DOLLAR FUND (FORMERLY, WEAKENING DOLLAR)
H-CLASS
  MARCH 31, 2006*        $ (2.31)  $ 22.69    (8.69)%    1.68%**    1.68%**     2.53%**      --       $   51,710
U.S. GOVERNMENT MONEY MARKET FUND
INVESTOR CLASS
  MARCH 31, 2006              --      1.00     2.79%     0.88%      0.88%       2.74%        --          975,088
  March 31, 2005              --      1.00     0.82%     0.87%      0.87%       0.81%        --        1,196,009
  March 31, 2004              --      1.00     0.18%     0.90%      0.90%       0.18%        --        1,057,062
  March 31, 2003              --      1.00     0.71%     0.92%      0.92%       0.71%        --        1,218,676
  March 31, 2002              --      1.00     2.35%     0.85%      0.85%       2.23%        --          979,433
U.S. GOVERNMENT MONEY MARKET FUND
ADVISOR CLASS
  MARCH 31, 2006              --      1.00     2.28%     1.39%      1.39%       2.21%        --          151,828
  March 31, 2005              --      1.00     0.43%     1.25%      1.25%       0.39%        --          245,890
  March 31, 2004              --      1.00     0.01%     1.08%      1.08%       0.01%        --          249,599
  March 31, 2003              --      1.00     0.27%     1.37%      1.37%       0.32%        --          187,513
  March 31, 2002              --      1.00     1.84%     1.32%      1.32%       1.87%        --          371,356

202


BENCHMARK INFORMATION
--------------------------------------------------------------------------------

STANDARD & POOR'S, NASDAQ, THE FRANK RUSSELL COMPANY, DOW JONES & COMPANY, INC., STOXX LIMITED INC., THE NEW YORK BOARD OF TRADE, AND THE TOKYO STOCK EXCHANGE (THE "INDEX PUBLISHERS") DO NOT SPONSOR, ENDORSE, SELL OR PROMOTE ANY RYDEX FUND AND MAKE NO REPRESENTATION OR WARRANTY, IMPLIED OR EXPRESS, TO THE INVESTORS IN THE FUNDS, OR ANY MEMBERS OF THE PUBLIC, REGARDING:

o     THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN INDEX FUNDS;

o THE ABILITY OF ANY INDEX TO TRACK STOCK MARKET PERFORMANCE OR A SEGMENT OF THE SAME;

o THE ACCURACY AND/OR THE COMPLETENESS OF THE AFOREMENTIONED INDICES OR ANY DATA INCLUDED THEREIN;

o THE RESULTS TO BE OBTAINED BY ANY OF THE FUNDS, THE INVESTORS IN THE FUNDS, OR ANY PERSON OR ENTITY FROM THE USE OF THE INDICES OR DATA INCLUDED THEREIN; AND

o THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN.

FURTHER, THE INDEX PUBLISHERS DO NOT:

o     RECOMMEND THAT ANY PERSON INVEST IN THE FUNDS OR ANY OTHER SECURITIES;

o HAVE ANY RESPONSIBILITY OR LIABILITY FOR OR MAKE ANY DECISIONS ABOUT THE TIMING, AMOUNT OR PRICING OF THE FUNDS, INCLUDING CALCULATION OF NAV;

o HAVE ANY RESPONSIBILITY OR LIABILITY FOR THE ADMINISTRATION, MANAGEMENT OR MARKETING OF THE FUNDS;

o CONSIDER THE NEEDS OF THE FUNDS OR THE INVESTORS IN THE FUNDS IN DETERMINING, COMPOSING OR CALCULATING THE INDEXES OR HAS ANY OBLIGATION TO DO SO;

o HAVE ANY LIABILITY IN CONNECTION WITH THE FUNDS OR FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN CONNECTION WITH THE INDEXES OR THE RELATED DATA;

o HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF SUCH INDEX PUBLISHER KNOWS THAT THEY MIGHT OCCUR.

"STANDARD & POOR'S(R)," S&P(R)," "S&P 500(R)," "STANDARD & POOR'S 500," "500,"
"STANDARD & POOR'S MIDCAP 400," "S&P MIDCAP 400," "STANDARD & POOR'S SMALLCAP 600," AND "S&P SMALLCAP 600" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY RYDEX INVESTMENTS. THE RYDEX FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE RYDEX FUNDS.

                                                                  PROSPECTUS 203


DOW JONES, DOW JONES INDUSTRIAL AVERAGESM , DJIASM, OR OTHER RELEVANT MARKS/NAMES OF THE INDEX ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. DOW JONES HAS NO RELATIONSHIP TO THE RYDEX FUNDS, OTHER THAN THE LICENSING OF THE DOW JONES INDUSTRIAL AVERAGE (DJIA) AND ITS SERVICE MARKS FOR USE IN CONNECTED WITH THE FUNDS.

"NEW YORK BOARD OF TRADE," "NYBOT," "THE U.S. DOLLAR INDEX," AND "USDX," ARE TRADEMARKS OR SERVICE MARKS OF THE BOARD OF TRADE OF THE CITY OF NEW YORK, INC. AND HAVE BEEN LICENSED FOR USE BY RYDEX INVESTMENTS. THE RYDEX FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY THE NEW YORK BOARD OF TRADE AND THE NEW YORK BOARD OF TRADE MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE RYDEX FUNDS.

THE FRANK RUSSELL COMPANY ("RUSSELL") PUBLICATION OF THE RUSSELL 2000(R) INDEX IN NO WAY SUGGESTS OR IMPLIES AN OPINION BY RUSSELL AS TO THE ADVISABILITY OF INVESTMENT IN ANY OR ALL OF THE SECURITIES UPON WHICH THE RUSSELL 2000(R) INDEX IS BASED. RUSSELL'S ONLY RELATIONSHIP TO THE TRUST IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF RUSSELL AND OF THE RUSSELL 2000(R) INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY RUSSELL WITHOUT REGARD TO THE TRUST OR THE FUNDS. RUSSELL IS NOT RESPONSIBLE FOR AND HAS NOT REVIEWED THE FUNDS NOR ANY ASSOCIATED LITERATURE OR PUBLICATIONS AND RUSSELL MAKES NO REPRESENTATION OR WARRANTY EXPRESS OR IMPLIED AS TO THEIR ACCURACY OR COMPLETENESS, OR OTHERWISE. RUSSELL RESERVES THE RIGHT, AT ANY TIME AND WITHOUT NOTICE, TO ALTER, AMEND, TERMINATE OR IN ANY WAY CHANGE THE RUSSELL 2000(R) INDEX. RUSSELL HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUNDS.

RUSSELL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE RUSSELL 2000(R) INDEX OR ANY DATA INCLUDED THEREIN AND RUSSELL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. RUSSELL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, INVESTORS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE RUSSELL 2000(R) INDEX OR ANY DATA INCLUDED THEREIN. RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE RUSSELL 2000(R) INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RUSSELL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR

204


CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MORE INFORMATION ABOUT THE INDEX PUBLISHERS IS LOCATED IN THE SAI.

                                                                  PROSPECTUS 205

ADDITIONAL AND MORE DETAILED INFORMATION ABOUT THE FUNDS IS INCLUDED IN THE TRUST'S SAI DATED AUGUST 1, 2006. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("HTTP://WWW.SEC.GOV") THAT CONTAINS EACH SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.551.8090). YOU MAY REQUEST DOCUMENTS BY MAIL FROM THE SEC, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102. YOU MAY ALSO OBTAIN THIS INFORMATION UPON PAYMENT OF A DUPLICATION FEE, BY EMAILING THE SEC AT THE FOLLOWING ADDRESS: PUBLICINFO@SEC.GOV.

YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING 800.820.0888 OR 301.296.5100, VISITING THE RYDEX WEB SITE AT WWW.RYDEXINVESTMENTS.COM, OR WRITING TO RYDEX SERIES FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850. ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE TRUST'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING THEIR LAST FISCAL YEAR.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX INVESTMENTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

THE TRUST'S SEC REGISTRATION NUMBER IS 811-07584.

PLEASE SEE THE RYDEX FUNDS' PRIVACY POLICY INSIDE THE BACK COVER.

206


--------------------------------------------------------------------------------


THIS PAGE INTENTIONALLY LEFT BLANK.

RYDEX INVESTMENTS PRIVACY POLICIES
--------------------------------------------------------------------------------

RYDEX FUNDS, RYDEX GLOBAL ADVISORS, RYDEX DISTRIBUTORS, INC.,
RYDEX ADVISORY SERVICES AND RYDEX CAPITAL PARTNERS (COLLECTIVELY "RYDEX")

(NOT A PART OF THIS PROSPECTUS)

OUR COMMITMENT TO YOU

When you become a Rydex investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone--whether it is your personal information or the fact that you are a current or former Rydex client.

THE INFORMATION WE COLLECT ABOUT YOU

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Rydex account application or when you request a transaction that involves the Rydex Funds or one of the Rydex affiliated companies. "Nonpublic personal information" is personally identifiable private information about you. For example, it includes information regarding your name and address, social security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (E.G., purchase and redemption history).

HOW WE HANDLE YOUR PERSONAL INFORMATION

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Rydex. For example, if you ask to transfer assets from another financial institution to Rydex, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Rydex investment products and services, we may share your information within the Rydex family of affiliated companies. This would include, for example, sharing your information within Rydex so we can make you aware of new Rydex funds or the services offered through another Rydex affiliated company. In certain instances, we may contract with nonaffiliated



                          (NOT PART OF THE PROSPECTUS)

208


companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

OPT OUT PROVISIONS

WE DO NOT SELL YOUR PERSONAL INFORMATION TO ANYONE. The law allows you to "opt out" of only certain kinds of information sharing with third parties. The Firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

HOW WE PROTECT PRIVACY ONLINE

Our concern for the privacy of our shareholders also extends to those who use our web site, www.rydexinvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Rydex web site offers customized features that require our use of "HTTP cookies"--tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Rydex web site. We do not use them to pull data from your hard drive, to learn your email address or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the Legal Information area on our web site for more details about web site security and privacy features.

HOW WE SAFEGUARD YOUR PERSONAL INFORMATION

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.



                          (NOT PART OF THE PROSPECTUS)

WE'LL KEEP YOU INFORMED

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at www.rydexinvestments.com. Should you have any questions regarding our Privacy Policy, contact us at
800.820.0888 or 301.296-5100.



                          (NOT PART OF THE PROSPECTUS)

[LOGO]RydexInvestments
           Essential for modern markets(TM)


           9601 Blackwell Road o Suite 500 o Rockville, MD 20850
           www.rydexinvestments.com o 800.820.0888

           PRO-RSEAH-0806 X0807

           PLEASE SEE RYDEX FUNDS' PRIVACY POLICY
                  INSIDE THIS BACK COVER.

                                                           DOMESTIC EQUITY FUNDS
NOVA                                                              MID-CAP GROWTH
S&P 500                                                            MID-CAP VALUE
INVERSE S&P 500 (FORMERLY, URSA)                       RUSSELL 2000(R) ADVANTAGE
LARGE-CAP GROWTH                                              (FORMERLY, MEKROS)
LARGE-CAP VALUE                                                  RUSSELL 2000(R)
OTC                                                      INVERSE RUSSELL 2000(R)
INVERSE OTC (FORMERLY, ARKTOS)                                (FORMERLY, INVERSE
MID-CAP ADVANTAGE (FORMERLY,                                          SMALL-CAP)
MEDIUS)                                                         SMALL-CAP GROWTH
INVERSE MID-CAP                                                  SMALL-CAP VALUE

                                                              RYDEX SERIES FUNDS
                            A-CLASS AND C-CLASS SHARES PROSPECTUS AUGUST 1, 2006

                                                                    SECTOR FUNDS
BANKING                                                                 INTERNET
BASIC MATERIALS                                                          LEISURE
BIOTECHNOLOGY                                                    PRECIOUS METALS
CONSUMER PRODUCTS                                                    REAL ESTATE
ELECTRONICS                                                            RETAILING
ENERGY                                                                TECHNOLOGY
ENERGY SERVICES                                               TELECOMMUNICATIONS
FINANCIAL SERVICES                                                TRANSPORTATION
HEALTH CARE                                                            UTILITIES

                                                      INTERNATIONAL EQUITY FUNDS

EUROPE ADVANTAGE                                                 JAPAN ADVANTAGE
(FORMERLY, LARGE-CAP EUROPE)                         (FORMERLY, LARGE-CAP JAPAN)

                                                              FIXED INCOME FUNDS
GOVERNMENT LONG BOND                                     INVERSE GOVERNMENT LONG
ADVANTAGE (FORMERLY, U.S.                                  BOND (FORMERLY, JUNO)
GOVERNMENT BOND)
                                                               ALTERNATIVE FUNDS
COMMODITIES                                             DYNAMIC WEAKENING DOLLAR
DYNAMIC STRENGTHENING DOLLAR                        (FORMERLY, WEAKENING DOLLAR)
(FORMERLY, STRENGTHENING DOLLAR)
                                                               MONEY MARKET FUND
                                                    U.S. GOVERNMENT MONEY MARKET


                                                          [LOGO]RydexInvestments
                                                Essential for modern markets(TM)

The Securities and Exchange Commission has not approved or disapproved the Trust's shares or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

DOMESTIC EQUITY FUNDS ...................................................      3
      Common Risk/Return Information ....................................      3
      Nova Fund .........................................................      5
      S&P 500 Fund ......................................................      9
      Inverse S&P 500 Fund ..............................................     12
      Large-Cap Growth Fund .............................................     16
      Large-Cap Value Fund ..............................................     20
      OTC Fund ..........................................................     24
      Inverse OTC Fund ..................................................     28
      Mid-Cap Advantage Fund ............................................     33
      Inverse Mid-Cap Fund ..............................................     38
      Mid-Cap Growth Fund ...............................................     42
      Mid-Cap Value Fund ................................................     46
      Russell 2000(R) Advantage Fund ....................................     50
      Russell 2000(R) Fund ..............................................     55
      Inverse Russell 2000(R) Fund ......................................     58
      Small-Cap Growth Fund .............................................     62
      Small-Cap Value Fund ..............................................     66

SECTOR FUNDS ............................................................     70
      Common Risk/Return Information ....................................     70
      Banking Fund ......................................................     72
      Basic Materials Fund ..............................................     76
      Biotechnology Fund ................................................     80
      Consumer Products Fund ............................................     84
      Electronics Fund ..................................................     88
      Energy Fund .......................................................     92
      Energy Services Fund ..............................................     96
      Financial Services Fund ...........................................    100
      Health Care Fund ..................................................    104
      Internet Fund .....................................................    108
      Leisure Fund ......................................................    112
      Precious Metals Fund ..............................................    116
      Real Estate .......................................................    120
      Retailing Fund ....................................................    124
      Technology Fund ...................................................    128
      Telecommunications Fund ...........................................    132
      Transportation Fund ...............................................    136
      Utilities Fund ....................................................    140

INTERNATIONAL EQUITY FUNDS ..............................................    144
      Common Risk/Return Information ....................................    144
      Europe Advantage Fund .............................................    146
      Japan Advantage Fund ..............................................    150

FIXED INCOME FUNDS ......................................................    154
      Common Risk/Return Information ....................................    154
      Government Long Bond Advantage Fund ...............................    156
      Inverse Government Long Bond Fund .................................    161

ALTERNATIVE FUNDS .......................................................    166
      Common Risk/Return Information ....................................    166
      Commodities Fund ..................................................    167
      Dynamic Strengthening Dollar Fund .................................    170
      Dynamic Weakening Dollar Fund .....................................    174

MONEY MARKET FUND .......................................................    178
      U.S. Government Money Market Fund .................................    178
INVESTMENTS AND RISKS ...................................................    182
SHAREHOLDER INFORMATION .................................................    194
TRANSACTION INFORMATION .................................................    195
SALES CHARGES ...........................................................    200
      A-Class Shares ....................................................    200
      C-Class Shares ....................................................    203
BUYING FUND SHARES ......................................................    203
SELLING FUND SHARES .....................................................    207
EXCHANGING FUND SHARES ..................................................    209
RYDEX ACCOUNT POLICIES ..................................................    210
DISTRIBUTION AND SHAREHOLDER SERVICES ...................................    214

DIVIDENDS AND DISTRIBUTIONS .............................................    215
TAX INFORMATION .........................................................    216
MANAGEMENT OF THE FUNDS .................................................    218
FINANCIAL HIGHLIGHTS ....................................................    221
BENCHMARK INFORMATION ...................................................    250

    PLEASE SEE THE RYDEX FUNDS' PRIVACY POLICY INSIDE THE BACK COVER OF THIS
                                  PROSPECTUS.

--------------------------------------------------------------------------------

THIS PAGE INTENTIONALLY LEFT BLANK.

                                                                    PROSPECTUS 1


                               RYDEX SERIES FUNDS
                                 A-CLASS SHARES
                                 C-CLASS SHARES

           9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850
             800.820.0888 o 301.296.5100 o WWW.RYDEXINVESTMENTS.COM


--------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS
SECTOR FUNDS
INTERNATIONAL EQUITY FUNDS
FIXED INCOME FUNDS
ALTERNATIVE FUNDS
MONEY MARKET FUND
--------------------------------------------------------------------------------

Rydex Series Funds (the "Trust") is a mutual fund complex offering professionally managed investment portfolios (the "Funds"), which are grouped into the following categories:

DOMESTIC EQUITY FUNDS - Nova Fund, S&P 500 Fund, Inverse S&P 500 Fund, Large-Cap Growth Fund, Large-Cap Value Fund, OTC Fund, Inverse OTC Fund, Mid-Cap Advantage Fund, Inverse Mid-Cap Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Russell 2000(R) Advantage Fund, Russell 2000(R) Fund, Inverse Russell 2000(R) Fund, Small-Cap Growth Fund and Small-Cap Value Fund.

SECTOR FUNDS - Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund.

INTERNATIONAL EQUITY FUNDS - Europe Advantage Fund and Japan Advantage Fund.

FIXED INCOME FUNDS - Government Long Bond Advantage Fund and Inverse Government Long Bond Fund.

ALTERNATIVE FUNDS - Commodities Fund, Dynamic Strengthening Dollar Fund and Dynamic Weakening Dollar Fund.

MONEY MARKET FUND - U.S. Government Money Market Fund

A-Class Shares and C-Class Shares of the Funds are sold principally through broker-dealers and other financial institutions ("financial intermediaries") whose clients take part in certain strategic asset allocation investment programs. Investors may exchange shares of the Funds through the Rydex web site
- www.rydexinvestments.com - and over the phone.

2


RISKS OF INVESTING IN THE FUNDS

The value of the Funds may fluctuate. In addition, Fund shares:

      o     MAY DECLINE IN VALUE, AND YOU MAY LOSE MONEY

      o     ARE NOT FEDERALLY INSURED

      o     ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY

      o     ARE NOT BANK DEPOSITS

      o     ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

                                                                    PROSPECTUS 3


RYDEX DOMESTIC EQUITY FUNDS
--------------------------------------------------------------------------------


NOVA FUND                                   MID-CAP GROWTH FUND
S&P 500 FUND                                MID-CAP VALUE FUND
INVERSE S&P 500 FUND                        RUSSELL 2000(R) ADVANTAGE
LARGE-CAP GROWTH FUND                       FUND
LARGE-CAP VALUE FUND                        RUSSELL 2000(R) FUND
OTC FUND                                    INVERSE RUSSELL 2000(R) FUND
INVERSE OTC FUND                            SMALL-CAP GROWTH FUND
MID-CAP ADVANTAGE FUND                      SMALL-CAP VALUE FUND
INVERSE MID-CAP FUND


COMMON RISK/RETURN INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES


Each Domestic Equity Fund seeks to provide investment results that either match or correlate to the performance of a specific benchmark.


PRINCIPAL RISKS


ACTIVE TRADING RISK - A significant portion of the assets of the Funds may come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Funds may negatively impact the Funds' ability to achieve their respective investment objectives.


DEPOSITARY RECEIPT RISK - The Funds may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in a Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Funds' use of equity derivatives such as futures, options and swap agreements to pursue their respective investment objectives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. These risks may cause the Funds to experience higher losses than funds that do not use derivatives.

EARLY CLOSING RISK - The Funds are subject to the risk that unanticipated early closings of securities exchanges may result in the Funds' inability to buy or sell securities on that day. If an exchange closes early on a day when a Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

MARKET RISK - Due to market conditions, the value of the Funds' equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in a Fund to decrease.

4


NON-DIVERSIFICATION RISK - Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SWAP COUNTERPARTY CREDIT RISK - The Funds are subject to credit risk on the amount they expect to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to a Fund, this default will cause the value of your investment in the Fund to decrease.


TRACKING ERROR RISK - The Funds' investment adviser, Rydex Investments (the "Advisor") may not be able to cause a Fund's performance to match that of the Fund's benchmark, either on a daily or aggregate basis. In addition, because each Fund, except for the Mid-Cap Advantage Fund and Russell 2000(R) Advantage Fund, is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent a Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. The Mid-Cap Advantage Fund and Russell 2000(R) Advantage Fund seek to track their respective benchmarks over time, but are also subject to the effects of mathematical compounding. Tracking error may cause a Fund's performance to be less than you expect.


TRADING HALT RISK - If a trading halt occurs, a Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

                                                                    PROSPECTUS 5


NOVA FUND
--------------------------------------------------------------------------------
A-CLASS (RYANX)                                                  C-CLASS (RYNCX)

FUND OBJECTIVE

The Nova Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500(R) Index (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 150% of the value of any increase in the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 150% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 7.5% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its investment objective through what is sometimes referred to as a "master-feeder arrangement." The Fund invests all of its assets in the Nova Master Fund, a separate series of the Trust with an identical investment objective.

Unlike a traditional index fund, as its primary investment strategy, the Nova Master Fund invests to a significant extent in leveraged instruments, such as futures contracts and options on securities, futures contracts, and stock indices, as well as equity securities. The Fund will also enter into swap agreements. Futures and options contracts enable the Nova Master Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, to collateralize these futures and options contracts, the Nova Master Fund holds U.S. Government securities or cash equivalents.

PRINCIPAL RISKS


In addition to the risks common to investing in any Domestic Equity Fund, the Nova Master Fund is subject to a number of other risks that may affect the value of its shares, including:

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will also have the effect of magnifying tracking error risk.

MARKET SEGMENT RISK - The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.


INVESTOR PROFILE

Investors who expect the S&P 500(R) Index to go up and want accelerated investment gains when the index does so. These investors must also be willing to bear the risk of equally accelerated losses if the S&P 500(R) Index goes down.

6


PERFORMANCE


The bar chart below shows the performance of the C-Class Shares of the Nova Fund from year to year, and the table below shows the performance of both the A-Class and C-Class Shares as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

NOVA FUND

                                [GRAPHIC OMITTED]

2002      -35.81%

2003       39.04%

2004       14.27%

2005        3.61%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 1.23%.

HIGHEST QUARTER RETURN
(quarter ended 6/30/2003)       23.16%
LOWEST QUARTER RETURN
(quarter ended 9/30/2002)      -26.58%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                     SINCE
                                                                   INCEPTION
A-CLASS SHARES                                      PAST 1 YEAR   (3/31/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                    -0.63%        6.11%
Return After Taxes on Distributions 2                  -1.70%        5.46%
Return After Taxes on Distributions and
   Sale of Fund Shares 2                               -0.40%        4.84%
S&P 500(R) Index 3                                      4.91%        7.97%

                                                                     SINCE
                                                                   INCEPTION
C-CLASS SHARES                                      PAST 1 YEAR   (3/14/2001)
--------------------------------------------------------------------------------
Return Before Taxes                                     3.61%       -0.13%
Return After Taxes on Distributions 2                   2.48%       -0.40%
Return After Taxes on Distributions and
   Sale of Fund Shares 2                                2.36%       -0.26%
S&P 500(R) Index 3                                      4.91%        3.13%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND

                                                                    PROSPECTUS 7


      SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANY ("S&P"), ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Nova Fund.

                                                           A-CLASS     C-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES 1
      MAXIMUM SALES CHARGE (LOAD)
         IMPOSED ON PURCHASES 2
         (as a percentage of initial purchase price)         4.75%       NONE
      MAXIMUM DEFERRED SALES CHARGE (LOAD)
         (as a percentage of initial purchase price or
         current market value, whichever is lower) 3         NONE 4      1.00%
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets) 5
      MANAGEMENT FEES                                        0.75%       0.75%
      DISTRIBUTION (12b-1) AND SHAREHOLDER
         SERVICE FEES                                        0.25%       1.00%
      OTHER EXPENSES 6                                       0.49%       0.49%
      TOTAL ANNUAL FUND OPERATING EXPENSES                   1.49%       2.24%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH RYDEX DISTRIBUTORS INC. (THE "DISTRIBUTOR") TO FOREGO TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NET ASSET VALUE ("NAV"), WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

8


5 THIS TABLE AND THE EXAMPLE BELOW INCLUDE BOTH THE FEES PAID BY THE FUND AND ITS SHARE OF THE FEES OF THE NOVA MASTER FUND.

6 "OTHER EXPENSES" HAVE BEEN RESTATED TO REFLECT A LOWER LEVEL OF TAX EXPENSE FOR THE CURRENT FISCAL YEAR. LAST YEAR THE FUND WAS SUBJECT TO A GREATER LEVEL OF TAX EXPENSE DUE TO AN ERROR. THE ADVISOR REIMBURSED THE FUND THE ENTIRE AMOUNT OF THAT ADDITIONAL TAX EXPENSE. HAD THE EXPENSES NOT BEEN RESTATED IN THE TABLE ABOVE, "OTHER EXPENSES" WOULD HAVE BEEN 0.60% FOR A-CLASS SHARES AND C-CLASS SHARES, AND "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD HAVE BEEN 1.60% AND 2.35% FOR A-CLASS SHARES AND C-CLASS SHARES, RESPECTIVELY.

EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the Nova Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      NOVA FUND                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
      --------------------------------------------------------------------------
      A-CLASS SHARES                        $624     $938     $1,273     $2,218

      C-CLASS SHARES

         IF YOU SELL YOUR
         SHARES AT THE
         END OF THE PERIOD:                 $335     $724     $1,240     $2,653

         IF YOU DO NOT SELL
         YOUR SHARES AT THE
         END OF THE PERIOD:                 $235     $724     $1,240     $2,653

                                                                    PROSPECTUS 9



S&P 500 FUND
--------------------------------------------------------------------------------
A-CLASS (RYSOX)                                                  C-CLASS (RYSYX)

FUND OBJECTIVE

The S&P 500 Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the S&P 500(R) Index (the "underlying index"). The investment objective of the S&P 500 Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by the amount of any increase in the value of the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of decrease in the value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities or cash equivalents to collateralize its derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any Domestic Equity Fund, the S&P 500 Fund is subject to a number of other risks that may affect the value of its shares, including:

MARKET SEGMENT RISK - The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

INVESTOR PROFILE

Investors who expect the S&P 500(R) Index to go up and want investment gains when the index does so. These investors must also be willing to bear the risk of equal losses if the S&P 500(R) Index goes down.

PERFORMANCE

The S&P 500 Fund commenced operations on May 31, 2006 and, therefore, does not have a performance history for a full calendar year.

10


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the S&P 500 Fund.

                                                             A-CLASS   C-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES 1
      MAXIMUM SALES CHARGE (LOAD)
         IMPOSED ON PURCHASES 2
         (as a percentage of initial purchase price)           4.75%     NONE
      MAXIMUM DEFERRED SALES CHARGE (LOAD)
         (as a percentage of initial purchase price or
         current market value, whichever is lower) 3           NONE 4    1.00%
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
      MANAGEMENT FEES                                          0.75%     0.75%
      DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICE FEES        0.25%     1.00%
      OTHER EXPENSES 5                                         0.45%     0.45%
      TOTAL ANNUAL FUND OPERATING EXPENSES                     1.45%     2.20%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

5 BECAUSE THE FUND IS NEW, "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

                                                                   PROSPECTUS 11


EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the S&P 500 Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      S&P 500 FUND                                          1 YEAR    3 YEARS
      -------------------------------------------------------------------------
      A-CLASS SHARES                                         $ 620     $ 925

      C-CLASS SHARES

         IF YOU SELL YOUR SHARES AT THE END
         OF THE PERIOD:                                      $ 331     $ 712

         IF YOU DO NOT SELL YOUR SHARES
         AT THE END OF THE PERIOD:                           $ 231     $ 712

12



INVERSE S&P 500 FUND
(FORMERLY, URSA FUND)
--------------------------------------------------------------------------------
A-CLASS (RYARX)                                                  C-CLASS (RYUCX)


FUND OBJECTIVE


The Inverse S&P 500 Fund seeks to provide investment results that will inversely correlate to the performance of the S&P 500(R) Index (the "underlying index").


If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (E.G., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its investment objective through what is sometimes referred to as a "master-feeder arrangement." The Fund invests all of its assets in the Inverse S&P 500 Master Fund, a separate series of the Trust with an identical investment objective.


Unlike a traditional index fund, the Inverse S&P 500 Master Fund's benchmark is to perform exactly opposite the underlying index, and the Inverse S&P 500 Master Fund will not own the securities included in the underlying index. Instead, as its primary investment strategy, the Inverse S&P 500 Master Fund invests to a significant extent in short sales of securities or futures contracts and in options on securities, futures contracts, and stock indices and will enter into swap agreements. On a day-to-day basis, the Inverse S&P 500 Master Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.

Under normal circumstances, the Inverse S&P 500 Fund will invest substantially all (at least 80%) of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of its underlying index. This is a non-fundamental policy that can be changed by the Inverse S&P 500 Fund upon 60 days' prior notice to shareholders.


PRINCIPAL RISKS


In addition to the risks common to investing in any Domestic Equity Fund, the Inverse S&P 500 Master Fund is subject to a number of other risks that may affect the value of its shares, including:

MARKET SEGMENT RISK - The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.


SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The

                                                                   PROSPECTUS 13


Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

INVESTOR PROFILE

Investors who expect the S&P 500(R) Index to go down and want investment gains when the index does so. These investors must also be willing to bear the risk of equal losses if the S&P 500(R) Index goes up.

PERFORMANCE


The bar chart below shows the performance of the C-Class Shares of the Inverse S&P 500 Fund from year to year, and the table below shows the performance of both the A-Class and C-Class Shares as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

INVERSE S&P 500 FUND

                                [GRAPHIC OMITTED]

2002        21.06%

2003       -24.47%

2004       -10.87%

2005        -1.66%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 0.13%.

HIGHEST QUARTER RETURN
(quarter ended 9/30/2002)      17.34%

LOWEST QUARTER RETURN
(quarter ended 6/30/2003)     -13.98%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                        SINCE
                                                                      INCEPTION
A-CLASS SHARES                                     PAST 1 YEAR       (3/31/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                   -5.90%            -7.99%
Return After Taxes on Distributions 2                 -6.42%            -8.28%
Return After Taxes on Distributions and
   Sale of Fund Shares 2                              -3.84%            -6.92%
S&P 500(R) Index 3                                     4.91%             7.97%

14


                                                                        SINCE
                                                                      INCEPTION
C-CLASS SHARES                                     PAST 1 YEAR       (3/15/2001)
--------------------------------------------------------------------------------
Return Before Taxes                                   -1.66%            -4.14%
Return After Taxes on Distributions 2                 -2.20%            -4.58%
Return After Taxes on Distributions and
   Sale of Fund Shares 2                              -1.09%            -3.69%
S&P 500(R) Index 3                                     4.91%             3.01%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Inverse S&P 500 Fund.

                                                              A-CLASS   C-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES 1
      MAXIMUM SALES CHARGE (LOAD)
         IMPOSED ON PURCHASES 2
         (as a percentage of initial purchase price)            4.75%    NONE
      MAXIMUM DEFERRED SALES CHARGE (LOAD)
         (as a percentage of initial purchase price or
         current market value, whichever is lower) 3            NONE 4   1.00%
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets) 5
      MANAGEMENT FEES                                           0.90%    0.90%
      DISTRIBUTION (12b-1) AND SHAREHOLDER
         SERVICE FEES                                           0.25%    1.00%
      OTHER EXPENSES 6                                          0.48%    0.48%
      TOTAL ANNUAL FUND OPERATING EXPENSES                      1.63%    2.38%

                                                                   PROSPECTUS 15


1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

5 THIS TABLE AND THE EXAMPLE BELOW INCLUDE BOTH THE FEES PAID BY THE FUND AND ITS SHARES OF THE FEES OF THE INVERSE S&P 500 MASTER FUND.

6 "OTHER EXPENSES" HAVE BEEN RESTATED TO REFLECT A LOWER LEVEL OF TAX EXPENSE FOR THE CURRENT FISCAL YEAR. LAST YEAR THE FUND WAS SUBJECT TO A GREATER LEVEL OF TAX EXPENSE DUE TO AN ERROR. THE ADVISOR REIMBURSED THE FUND THE ENTIRE AMOUNT OF THAT ADDITIONAL TAX EXPENSE. HAD THE EXPENSES NOT BEEN RESTATED IN THE TABLE ABOVE, "OTHER EXPENSES" WOULD HAVE BEEN 0.51% FOR A-CLASS SHARES AND C-CLASS SHARES, AND "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD HAVE BEEN 1.66% AND 2.41% FOR A-CLASS SHARES AND C-CLASS SHARES, RESPECTIVELY.

EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the Inverse S&P 500 Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      INVERSE S&P 500 FUND               1 YEAR    3 YEARS   5 YEARS    10 YEARS
      --------------------------------------------------------------------------
      A-CLASS SHARES                      $638       $980     $1,346     $2,369

      C-CLASS SHARES

         IF YOU SELL YOUR
         SHARES AT THE
         END OF THE PERIOD:               $350       $769     $1,314     $2,800

         IF YOU DO NOT SELL
         YOUR SHARES AT THE
         END OF THE PERIOD:               $250       $769     $1,314     $2,800

16


LARGE-CAP GROWTH FUND
--------------------------------------------------------------------------------
A-CLASS (RYLGX)                                                  C-CLASS (RYGRX)

FUND OBJECTIVE

The Large-Cap Growth Fund seeks to provide investment results that match the performance of a benchmark for large cap growth securities. The Fund's current benchmark is the S&P 500/Citigroup Pure Growth Index (the "underlying index"). The investment objective of the Large-Cap Growth Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in the value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its derivative positions.


PRINCIPAL RISKS


In addition to the risks common to investing in any Domestic Equity Fund, the Large-Cap Growth Fund is subject to a number of other risks that may affect the value of its shares, including:

MARKET SEGMENT RISK - The Fund is subject to the risk that large-capitalization growth stocks may underperform other segments of the equity market or the equity market as a whole.


INVESTOR PROFILE

Investors who expect the S&P 500/Citigroup Pure Growth Index to go up and want investment gains when the index does so. These investors must also be willing to bear the risk of equal losses if the S&P 500/Citigroup Pure Growth Index goes down.


PERFORMANCE

The bar chart below shows the performance of the C-Class Shares of the Large-Cap Growth Fund for the past year, and the table below shows the performance of both the A-Class and C-Class Shares as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

                                                                   PROSPECTUS 17


LARGE-CAP GROWTH FUND

                                [GRAPHIC OMITTED]

2005       0.74%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS -3.34%.

HIGHEST QUARTER RETURN
(quarter ended 9/30/2005)      2.99%
LOWEST QUARTER RETURN
(quarter ended 3/31/2005)     -2.64%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                     SINCE
                                                                   INCEPTION
A-CLASS SHARES                                      PAST 1 YEAR    (9/1/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                   -3.58%         2.61%
Return After Taxes on Distributions 2                 -3.61%         2.59%
Return After Taxes on Distributions and
  Sale of Fund Shares 2                               -2.32%         2.21%
S&P 500/Citigroup Pure Growth Index 3                  7.31%        17.15%
S&P 500/Barra Growth Index 4                           3.46%         9.02%

                                                                     SINCE
                                                                   INCEPTION
C-CLASS SHARES                                      PAST 1 YEAR   (2/20/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                    0.74%         0.32%
Return After Taxes on Distributions 2                  0.71%         0.30%
Return After Taxes on Distributions and
  Sale of Fund Shares 2                                0.48%         0.26%
S&P 500/Citigroup Pure Growth Index 3                  7.31%         9.69%
S&P 500/Barra Growth Index 4                           3.46%         3.56%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

18


3 THE S&P 500/CITIGROUP PURE GROWTH INDEX IS NARROW IN FOCUS, CONTAINING ONLY THOSE S&P 500 COMPANIES WITH STRONG GROWTH CHARACTERISTICS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

4 PREVIOUSLY THE FUND'S RETURNS HAD BEEN COMPARED TO THE S&P 500/BARRA GROWTH INDEX, BUT THE BENCHMARK OF THE FUND WAS CHANGED TO THE S&P 500/CITIGROUP PURE GROWTH INDEX, EFFECTIVE DECEMBER 16, 2005, BECAUSE OF ITS GREATER EMPHASIS ON GROWTH STOCKS.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Large-Cap Growth Fund.

                                                         A-CLASS       C-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES 1
      MAXIMUM SALES CHARGE (LOAD)
        IMPOSED ON PURCHASES 2
        (as a percentage of initial purchase price)       4.75%         NONE
      MAXIMUM DEFERRED SALES CHARGE (LOAD)
        (as a percentage of initial purchase price or
        current market value, whichever is lower) 3       NONE 4        1.00%
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
      MANAGEMENT FEES                                     0.75%         0.75%
      DISTRIBUTION (12b-1) AND SHAREHOLDER
        SERVICE FEES                                      0.25%         1.00%
      OTHER EXPENSES                                      0.48%         0.48%
      TOTAL ANNUAL FUND OPERATING EXPENSES                1.48%         2.23%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

                                                                   PROSPECTUS 19


EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the Large-Cap Growth Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      LARGE-CAP GROWTH FUND                1 YEAR   3 YEARS   5 YEARS   10 YEARS
      --------------------------------------------------------------------------
      A-CLASS SHARES                        $623     $935     $1,268     $2,207

      C-CLASS SHARES

         IF YOU SELL YOUR
         SHARES AT THE END
         OF THE PERIOD:                     $334     $721     $1,235     $2,642

         IF YOU DO NOT SELL
         YOUR SHARES AT THE
         END OF THE PERIOD:                 $234     $721     $1,235     $2,642

20


LARGE- CAP VALUE FUND
--------------------------------------------------------------------------------
A-CLASS (RYLVX)                                                  C-CLASS (RYVVX)

FUND OBJECTIVE

The Large-Cap Value Fund seeks to provide investment results that match the performance of a benchmark for large-cap value securities. The Fund's current benchmark is the S&P 500/Citigroup Pure Value Index (the "underlying index"). The investment objective of the Large-Cap Value Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in the value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its derivative positions.


PRINCIPAL RISKS


In addition to the risks common to investing in any Domestic Equity Fund, the Large-Cap Value Fund is subject to a number of other risks that may affect the value of its shares, including:

MARKET SEGMENT RISK - The Fund is subject to the risk that large-capitalization value stocks may underperform other segments of the equity market or the equity market as a whole.


INVESTOR PROFILE


Investors who expect the S&P 500/Citigroup Pure Value Index to go up and want investment gains when the index does so. These investors must also be willing to bear the risk of equal losses if the S&P 500/Citigroup Pure Value Index goes down.

PERFORMANCE

The bar chart below shows the performance of the C-Class Shares of the Large-Cap Value Fund for the past year, and the table below shows the performance of both the A-Class and C-Class Shares as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

                                                                   PROSPECTUS 21


LARGE-CAP VALUE FUND

                                [GRAPHIC OMITTED]

2005       2.75%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 5.55%.

HIGHEST QUARTER RETURN
(quarter ended 9/30/2005)      2.64%
LOWEST QUARTER RETURN
(quarter ended 3/31/2005)     -3.12%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                     SINCE
                                                                   INCEPTION
A-CLASS SHARES                                      PAST 1 YEAR    (9/1/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                   -1.39%         7.18%
Return After Taxes on Distributions 2                 -1.88%         6.73%
Return After Taxes on Distributions and
  Sale of Fund Shares 2                               -0.90%         5.86%
S&P 500/Citigroup Pure Value Index 3                  13.42%        22.29%
S&P 500/Barra Value Index 4                            6.33%        13.98%

                                                                     SINCE
                                                                   INCEPTION
C-CLASS SHARES                                      PAST 1 YEAR   (2/20/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                    2.75%         6.33%
Return After Taxes on Distributions 2                  2.24%         6.01%
Return After Taxes on Distributions and
  Sale of Fund Shares 2                                1.79%         5.22%
S&P 500/Citigroup Pure Value Index 3                  13.42%        18.84%
S&P 500/Barra Value Index 4                            6.33%         9.79%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

22


3 THE S&P 500/CITIGROUP PURE VALUE INDEX IS NARROW IN FOCUS, CONTAINING ONLY THOSE S&P 500 COMPANIES WITH STRONG VALUE CHARACTERISTICS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

4 PREVIOUSLY THE FUND'S RETURNS HAD BEEN COMPARED TO THE S&P 500/BARRA VALUE INDEX, BUT THE BENCHMARK OF THE FUND WAS CHANGED TO THE S&P 500/CITIGROUP PURE VALUE INDEX, EFFECTIVE DECEMBER 16, 2005, BECAUSE OF ITS GREATER EMPHASIS ON VALUE STOCKS.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Large-Cap Value Fund.

                                                         A-CLASS       C-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES 1
      MAXIMUM SALES CHARGE (LOAD)
        IMPOSED ON PURCHASES 2
        (as a percentage of initial purchase price)       4.75%         NONE
      MAXIMUM DEFERRED SALES CHARGE (LOAD)
        (as a percentage of initial purchase price or
        current market value, whichever is lower) 3       NONE 4        1.00%
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
      MANAGEMENT FEES                                     0.75%         0.75%
      DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICE FEES   0.25%         1.00%
      OTHER EXPENSES                                      0.47%         0.51%
      TOTAL ANNUAL FUND OPERATING EXPENSES                1.47%         2.26%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

                                                                   PROSPECTUS 23


EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the Large-Cap Value Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      LARGE-CAP VALUE FUND                1 YEAR   3 YEARS   5 YEARS   10 YEARS
      --------------------------------------------------------------------------
      A-CLASS SHARES                       $622     $931     $1,263     $2,196

      C-CLASS SHARES

         IF YOU SELL YOUR
         SHARES AT THE END
         OF THE PERIOD:                    $337     $731     $1,251     $2,674

         IF YOU DO NOT SELL
         YOUR SHARES AT THE
         END OF THE PERIOD:                $237     $731     $1,251     $2,674

24


OTC FUND
--------------------------------------------------------------------------------
A-CLASS (RYATX)                                                  C-CLASS (RYCOX)

FUND OBJECTIVE

The OTC Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the Nasdaq 100 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests principally in securities of companies included in the underlying index. It also may invest in other instruments whose performance is expected to correspond to that of the underlying index, and may engage in futures and options transactions and enter into swap agreements. The Fund may also purchase U.S. Government securities.

PRINCIPAL RISKS


In addition to the risks common to investing in any Domestic Equity Fund, the OTC Fund is subject to a number of other risks that may affect the value of its shares, including:


CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.


MARKET SEGMENT RISK - The Fund is subject to the risk that the over-the-counter market may underperform other segments of the equity market or the equity market as a whole.


INVESTOR PROFILE

Investors who expect the Nasdaq 100 Index(R) to go up and want investment gains when the index does so. These investors must also be willing to bear the risk of equal losses if the Nasdaq 100 Index(R) goes down.

PERFORMANCE


The bar chart below shows the performance of the C-Class Shares of the OTC Fund from year to year, and the table below shows the performance of both the A-Class and C-Class Shares as an average over different periods of time. The variability of performance over time provides an indication of the risks of

                                                                   PROSPECTUS 25


investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

OTC FUND

                                [GRAPHIC OMITTED]

2002       -39.07%

2003        44.59%

2004         8.41%

2005         0.24%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS -5.27%.

HIGHEST QUARTER RETURN
(quarter ended 12/31/2002)      17.46%
LOWEST QUARTER RETURN
(quarter ended 6/30/2002)      -28.32%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                        SINCE
                                                                      INCEPTION
A-CLASS SHARES                                    PAST 1 YEAR        (3/31/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                 -3.74%              4.21%
Return After Taxes on Distributions 2               -3.85%              4.14%
Return After Taxes on Distributions and
   Sale of Fund Shares 2                            -2.43%              3.55%
Nasdaq 100 Index(R) 3                                1.49%              7.96%

                                                                        SINCE
                                                                      INCEPTION
C-CLASS SHARES                                    PAST 1 YEAR        (3/26/2001)
--------------------------------------------------------------------------------
Return Before Taxes                                  0.24%             -2.75%
Return After Taxes on Distributions 2                0.12%             -2.77%
Return After Taxes on Distributions and
   Sale of Fund Shares 2                             0.16%             -2.33%
Nasdaq 100 Index(R) 3                                1.49%             -0.40%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

26


3 THE NASDAQ 100 INDEX(R) IS AN UNMANAGED MODIFIED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 100 OF THE LARGEST NON-FINANCIAL COMPANIES LISTED ON THE NASDAQ STOCK MARKET ("NASDAQ"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the OTC Fund.

                                                            A-CLASS     C-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES 1
      MAXIMUM SALES CHARGE (LOAD)
         IMPOSED ON PURCHASES 2
         (as a percentage of initial purchase price)          4.75%      NONE
      MAXIMUM DEFERRED SALES CHARGE (LOAD)
         (as a percentage of initial purchase price or
         current market value, whichever is lower) 3          NONE 4     1.00%
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
      MANAGEMENT FEES                                         0.75%      0.75%
      DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICE FEES       0.25%      1.00%
      OTHER EXPENSES                                          0.46%      0.46%
      TOTAL ANNUAL FUND OPERATING EXPENSES                    1.46%      2.21%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

                                                                   PROSPECTUS 27


EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the OTC Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      OTC FUND                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
      --------------------------------------------------------------------------
      A-CLASS SHARES                  $621        $928       $1,258      $2,185

      C-CLASS SHARES

         IF YOU SELL YOUR
         SHARES AT THE END
         OF THE PERIOD:               $332        $715       $1,224      $2,621

         IF YOU DO NOT SELL
         YOUR SHARES AT THE
         END OF THE PERIOD:           $232        $715       $1,224      $2,621

28



INVERSE OTC FUND (FORMERLY, ARKTOS FUND)
--------------------------------------------------------------------------------
A-CLASS (RYAPX)                                                  C-CLASS (RYACX)


FUND OBJECTIVE


The Inverse OTC Fund seeks to provide investment results that will match the performance of a specific benchmark. The Fund's current benchmark is the inverse of the performance of the Nasdaq 100 Index(R) (the "underlying index"). The investment objective of Inverse OTC Fund is non-fundamental and may be changed without shareholder approval.


If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (E.G., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY


The Fund pursues its investment objective through what is sometimes referred to as a "master-feeder arrangement." The Fund invests all of its assets in the Inverse OTC Master Fund, a separate series of the Trust with an identical investment objective.

Unlike a traditional index fund, the Inverse OTC Master Fund's objective is to perform exactly the opposite of the underlying index, and the Inverse OTC Master Fund will not own the securities included in the underlying index. Instead, as its primary investment strategy, the Inverse OTC Master Fund invests to a significant extent in short sales of securities or futures contracts and in options on securities, futures contracts, and stock indices and also will enter into swap agreements. On a day-to-day basis, the Inverse OTC Master Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Inverse OTC Master Fund also may enter into swap agreements.


PRINCIPAL RISKS


In addition to the risks common to investing in any Domestic Equity Fund, the Inverse OTC Master Fund is subject to a number of other risks that may affect the value of its shares, including:


CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

                                                                   PROSPECTUS 29



MARKET SEGMENT RISK - The Fund is subject to the risk that the over-the-counter market may outperform other segments of the equity market or the equity market as a whole.


SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

INVESTOR PROFILE

Investors who expect the Nasdaq 100 Index(R) to go down and want investment gains when the index does so. These investors must also be willing to bear the risk of equal losses if the Nasdaq 100 Index(R) goes up.

PERFORMANCE


The bar chart below shows the performance of the C-Class Shares of the Inverse OTC Fund from year to year, and the table below shows the performance of both the A-Class and C-Class Shares as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

INVERSE OTC FUND

                                [GRAPHIC OMITTED]

2002        34.00%

2003       -37.61%

2004       -12.50%

2005         0.14%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 6.32%.

HIGHEST QUARTER RETURN
(quarter ended 6/30/2002)       32.41%
LOWEST QUARTER RETURN
(quarter ended 12/31/2002)     -18.98%

30


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                        SINCE
                                                                      INCEPTION
A-CLASS SHARES                                    PAST 1 YEAR        (3/31/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                 -3.93%              -9.65%
Return After Taxes on Distributions 2               -4.44%              -9.92%
Return After Taxes on Distributions and
   Sale of Fund Shares 2                            -2.56%              -8.31%
Nasdaq 100 Index(R) 3                                1.49%               7.96%

                                                                        SINCE
                                                                      INCEPTION
C-CLASS SHARES                                                        (3/7/2001)
--------------------------------------------------------------------------------
Return Before Taxes                                  0.14%              -5.34%
Return After Taxes on Distributions 2               -0.42%              -5.73%
Return After Taxes on Distributions and
   Sale of Fund Shares 2                             0.08%              -4.65%
Nasdaq 100 Index(R) 3                                1.49%              -3.93%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE NASDAQ 100 INDEX(R) IS AN UNMANAGED MODIFIED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 100 OF THE LARGEST NON-FINANCIAL COMPANIES LISTED ON NASDAQ. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

                                                                   PROSPECTUS 31


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Inverse OTC Fund.

                                                           A-CLASS    C-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES 1
      MAXIMUM SALES CHARGE (LOAD)
         IMPOSED ON PURCHASES 2
         (as a percentage of initial purchase price)         4.75%      NONE
      MAXIMUM DEFERRED SALES CHARGE (LOAD)
         (as a percentage of initial purchase price or
         current market value, whichever is lower) 3         NONE 4     1.00%
ANNUAL FUND OPERATING EXPENSES
         (expenses that are deducted from Fund assets) 5
      MANAGEMENT FEES                                        0.90%      0.90%
      DISTRIBUTION (12b-1) AND SHAREHOLDER
         SERVICE FEES                                        0.25%      1.00%
      OTHER EXPENSES 6                                       0.48%      0.49% 6
      TOTAL ANNUAL FUND OPERATING EXPENSES                   1.63%      2.39%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

5 THIS TABLE AND THE EXAMPLE BELOW INCLUDE BOTH THE FEES PAID BY THE FUND AND ITS SHARE OF THE FEES OF THE INVERSE OTC MASTER FUND.

6 "OTHER EXPENSES" HAVE BEEN RESTATED TO REFLECT A LOWER LEVEL OF TAX EXPENSE FOR THE CURRENT FISCAL YEAR. LAST YEAR THE FUND WAS SUBJECT TO A GREATER LEVEL OF TAX EXPENSE DUE TO AN ERROR. THE ADVISOR REIMBURSED THE FUND THE ENTIRE AMOUNT OF THAT ADDITIONAL TAX EXPENSE. HAD THE EXPENSES NOT BEEN RESTATED IN THE TABLE ABOVE, "OTHER EXPENSES" WOULD HAVE BEEN 0.50% AND "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD HAVE BEEN 2.40%.

32


EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the Inverse OTC Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      INVERSE OTC FUND               1 YEAR     3 YEARS     5 YEARS     10 YEARS
      --------------------------------------------------------------------------
      A-CLASS SHARES                  $638        $980       $1,346      $2,369

      C-CLASS SHARES

         IF YOU SELL YOUR
         SHARES AT THE END
         OF THE PERIOD:               $351        $772       $1,319      $2,810

         IF YOU DO NOT SELL
         YOUR SHARES AT THE
         END OF THE PERIOD:           $251        $772       $1,319      $2,810

                                                                   PROSPECTUS 33



MID-CAP ADVANTAGE FUND
(FORMERLY, MEDIUS FUND)
--------------------------------------------------------------------------------
A-CLASS (RYAHX)                                                  C-CLASS (RYDCX)


FUND OBJECTIVE


The Mid-Cap Advantage Fund seeks to provide investment results that correlate to the performance of a specific benchmark for mid-cap securities. The Fund's current benchmark is the S&P MidCap 400(R) Index (the "underlying index"). The investment objective of the Mid-Cap Advantage Fund is non-fundamental and may be changed without shareholder approval.


If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PRINCIPAL INVESTMENT STRATEGY


The Fund invests principally in securities of companies included in the underlying index and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Swap agreements and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Advisor will attempt to consistently apply leverage to increase the Fund's exposure to 150% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

Under normal circumstances, the Mid-Cap Advantage Fund will invest substantially all (at least 80%) of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform similarly to those of its underlying index. This is a non-fundamental policy that can be changed by the Mid-Cap Advantage Fund upon 60 days' prior notice to shareholders.


PRINCIPAL RISKS


In addition to the risks common to investing in any Domestic Equity Fund, the Mid-Cap Advantage Fund is subject to a number of other risks that may affect the value of its shares, including:


LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.


MARKET SEGMENT RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

34


MID-CAPITALIZATION ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

TRACKING ERROR RISK - Tracking error risk may be more significant for the Fund compared to other Domestic Equity Funds, due to the Fund's consistent application of leverage to increase exposure to its benchmark.

INVESTOR PROFILE

Investors who expect the S&P MidCap 400(R) Index to go up and want accelerated investment gains when the index does so. These investors must also be willing to bear the risk of equally accelerated losses if the S&P MidCap 400(R) Index goes down.

PERFORMANCE


The bar chart below shows the performance of the C-Class Shares of the Mid-Cap Advantage Fund from year to year, and the table below shows the performance of both the A-Class and C-Class Shares as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

MID-CAP ADVANTAGE FUND

                                [GRAPHIC OMITTED]

2002      -27.96%

2003       49.86%

2004       20.79%

2005       13.03%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 3.79%.

HIGHEST QUARTER RETURN
(quarter ended 6/30/2003)       26.88%
LOWEST QUARTER RETURN
(quarter ended 9/30/2002)      -25.90%

                                                                   PROSPECTUS 35


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                     SINCE
                                                                   INCEPTION
A-CLASS SHARES                                      PAST 1 YEAR    (3/31/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                     8.44%       12.64%
Return After Taxes on Distributions 2                   8.27%       12.55%
Return After Taxes on Distributions and
  Sale of Fund Shares 2                                 5.71%       10.82%
S&P MidCap 400(R) Index 3                              12.56%       13.46%

                                                                     SINCE
                                                                   INCEPTION
C-CLASS SHARES                                      PAST 1 YEAR    (8/20/2001)
--------------------------------------------------------------------------------
Return Before Taxes                                    13.03%        8.97%
Return After Taxes on Distributions 2                  12.86%        8.87%
Return After Taxes on Distributions and
  Sale of Fund Shares 2                                 8.71%        7.73%
S&P MidCap 400(R) Index 3                              12.56%       10.74%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3     THE S&P MIDCAP 400(R) INDEX IS AN UNMANAGED MODIFIED
      CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 400 MID CAP STOCKS CHOSEN BY S&P FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION. RETURNS REFLECT NO DEDUCTION FOR FEES, TAXES OR EXPENSES.

36


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Mid-Cap Advantage Fund.

                                                             A-CLASS    C-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES 1
      MAXIMUM SALES CHARGE (LOAD)
        IMPOSED ON PURCHASES 2
        (as a percentage of initial purchase price)            4.75%      NONE
      MAXIMUM DEFERRED SALES CHARGE (LOAD)
        (as a percentage of initial purchase price or
        current market value, whichever is lower) 3            NONE 4     1.00%
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
      MANAGEMENT FEES                                          0.90%      0.90%
      DISTRIBUTION (12b-1) AND SHAREHOLDER
        SERVICE FEES                                           0.25%      1.00%
      OTHER EXPENSES 5                                         0.51%      0.50%
      TOTAL ANNUAL FUND OPERATING EXPENSES                     1.66%      2.40%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

5 "OTHER EXPENSES" HAVE BEEN RESTATED TO REFLECT A LOWER LEVEL OF TAX EXPENSE FOR THE CURRENT FISCAL YEAR. LAST YEAR THE FUND WAS SUBJECT TO A GREATER LEVEL OF TAX EXPENSE DUE TO AN ERROR. THE ADVISOR REIMBURSED THE FUND THE ENTIRE AMOUNT OF THAT ADDITIONAL TAX EXPENSE. HAD THE EXPENSES NOT BEEN RESTATED IN THE TABLE ABOVE, "OTHER EXPENSES" WOULD HAVE BEEN 0.77% AND 0.76% FOR A-CLASS SHARES AND C-CLASS SHARES, RESPECTIVELY, AND "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD HAVE BEEN 1.92% AND 2.66% FOR A-CLASS SHARES AND C-CLASS SHARES, RESPECTIVELY.

                                                                   PROSPECTUS 37


EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the Mid-Cap Advantage Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      MID-CAP ADVANTAGE FUND               1 YEAR   3 YEARS   5 YEARS   10 YEARS
      --------------------------------------------------------------------------
      A-CLASS SHARES                        $641      $989     $1,361    $2,401

      C-CLASS SHARES

         IF YOU SELL YOUR
         SHARES AT THE END
         OF THE PERIOD:                     $352      $775     $1,324    $2,821

         IF YOU DO NOT SELL
         YOUR SHARES AT THE
         END OF THE PERIOD:                 $252      $775     $1,324    $2,821

38


INVERSE MID-CAP FUND
--------------------------------------------------------------------------------
A-CLASS (RYAGX)                                                  C-CLASS (RYCLX)

FUND OBJECTIVE

The Inverse Mid-Cap Fund seeks to provide investment results that will match the performance of a specific benchmark. The Fund's current benchmark is the inverse of the performance of the S&P MidCap 400(R) Index (the "underlying index"). The investment objective of the Inverse Mid-Cap Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY

Unlike a traditional index fund, the Fund's objective is to perform exactly the opposite of the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the underlying index. For example, the Fund engages in short sales of securities included in the underlying index or futures contracts and may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the underlying index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its short sales and derivative positions.

PRINCIPAL RISKS


In addition to the risks common to investing in any Domestic Equity Fund, the Inverse Mid-Cap Fund is subject to a number of other risks that may affect the value of its shares, including:

MARKET SEGMENT RISK - The Fund is subject to the risk that medium-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.


MID-CAPITALIZATION ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price

                                                                   PROSPECTUS 39


between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

INVESTOR PROFILE

Investors who expect the S&P MidCap 400(R) Index to go down and want investment gains when the index does so. These investors must also be willing to bear the risk of equal losses if the S&P MidCap 400(R) Index goes up.

PERFORMANCE


The bar chart below shows the performance of the C-Class Shares of the Inverse Mid-Cap Fund for the past year, and the table below shows the performance of both the A-Class and C-Class Shares as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

INVERSE MID-CAP FUND

                                [GRAPHIC OMITTED]

2005       -9.18%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS -1.86%.

HIGHEST QUARTER RETURN
(quarter ended 3/31/2005)         0.67%
LOWEST QUARTER RETURN
(quarter ended 9/30/2005)        -4.00%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                     SINCE
                                                                   INCEPTION
A-CLASS SHARES                                      PAST 1 YEAR   (3/31/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                   -12.66%       -13.48%
Return After Taxes on Distributions 2                 -13.17%       -13.77%
Return After Taxes on Distributions and
  Sale of Fund Shares 2                                -8.23%       -11.52%
S&P MidCap 400(R) Index 3                              12.56%        13.49%

40


                                                                     SINCE
                                                                   INCEPTION
C-CLASS SHARES                                      PAST 1 YEAR   (2/20/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                    -9.18%       -12.06%
Return After Taxes on Distributions 2                  -9.71%       -12.34%
Return After Taxes on Distributions and
  Sale of Fund Shares 2                                -5.97%       -10.32%
S&P MidCap 400(R) Index 3                              12.56%        13.40%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3     THE S&P MIDCAP 400(R) INDEX IS AN UNMANAGED MODIFIED
      CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 400 MID-CAP STOCKS CHOSEN BY S&P FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION. RETURNS REFLECT NO DEDUCTION FOR FEES, TAXES OR EXPENSES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Inverse Mid-Cap Fund.

                                                           A-CLASS    C-CLASS
-------------------------------------------------------------------------------
SHAREHOLDER FEES 1
      MAXIMUM SALES CHARGE (LOAD)
        IMPOSED ON PURCHASES 2
        (as a percentage of initial purchase price)          4.75%      NONE
      MAXIMUM DEFERRED SALES CHARGE (LOAD)
        (as a percentage of initial purchase price or
        current market value, whichever is lower) 3          NONE 4     1.00%
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
      MANAGEMENT FEES                                        0.90%      0.90%
      DISTRIBUTION (12b-1) AND SHAREHOLDER
        SERVICE FEES                                         0.25%      1.00%
      OTHER EXPENSES                                         0.51%      0.51%
      TOTAL ANNUAL FUND OPERATING EXPENSES                   1.66%      2.41%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

                                                                   PROSPECTUS 41


2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.


EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the Inverse Mid-Cap Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      INVERSE MID-CAP FUND                1 YEAR   3 YEARS   5 YEARS   10 YEARS
      -------------------------------------------------------------------------
      A-CLASS SHARES                       $641      $989     $1,361    $2,401

      C-CLASS SHARES

         IF YOU SELL YOUR
         SHARES AT THE END
         OF THE PERIOD:                    $353      $778     $1,329    $2,831

         IF YOU DO NOT SELL
         YOUR SHARES AT THE
         END OF THE PERIOD:                $253      $778     $1,329    $2,831

42


MID-CAP GROWTH FUND
--------------------------------------------------------------------------------
A-CLASS (RYMGX)                                                  C-CLASS (RYCKX)

FUND OBJECTIVE

The Mid-Cap Growth Fund seeks to provide investment results that match the performance of a benchmark for mid cap growth securities. The Fund's current benchmark is the S&P MidCap 400/Citigroup Pure Growth Index (the "underlying index"). The investment objective of the Mid-Cap Growth Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in the value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its derivative positions.


PRINCIPAL RISKS


In addition to the risks common to investing in any Domestic Equity Fund, the Mid-Cap Growth Fund is subject to a number of other risks that may affect the value of its shares, including:

MARKET SEGMENT RISK - The Fund is subject to the risk that medium-capitalization growth stocks may underperform other segments of the equity market or the equity market as a whole.


MID-CAPITALIZATION ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

INVESTOR PROFILE


Investors who expect the S&P MidCap 400/Citigroup Pure Growth Index to go up and want investment gains when the index does so. These investors must also be willing to bear the risk of equal losses if the S&P MidCap 400/Citigroup Pure Growth Index goes down.

                                                                   PROSPECTUS 43


PERFORMANCE


The bar chart below shows the performance of the C-Class Shares of the Mid-Cap Growth Fund for the past year, and the table below shows the performance of both the A-Class and C-Class Shares as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

MID-CAP GROWTH FUND

                                [GRAPHIC OMITTED]

2005        10.70%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS -1.32%.

HIGHEST QUARTER RETURN
(quarter ended 12/31/2005)     4.74%
LOWEST QUARTER RETURN
(quarter ended 3/31/2005)     -0.86%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                       SINCE
                                                                     INCEPTION
A-CLASS SHARES                                        PAST 1 YEAR   (9/1/2004 4)
--------------------------------------------------------------------------------
Return Before Taxes                                       6.04%        14.81%
Return After Taxes on Distributions 2                     5.89%        14.68%
Return After Taxes on Distributions and
   Sale of Fund Shares 2                                  3.94%        12.56%
S&P MidCap 400/Citigroup Pure Growth Index 3             12.05%        22.11%
S&P MidCap 400/Barra Growth Index 4                      13.42%        21.53%

                                                                       SINCE
                                                                     INCEPTION
C-CLASS SHARES                                        PAST 1 YEAR   (2/20/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                      10.70%         9.84%
Return After Taxes on Distributions 2                    10.55%         9.75%
Return After Taxes on Distributions and
   Sale of Fund Shares 2                                  6.97%         8.36%
S&P MidCap 400/Citigroup Pure Growth Index 3             12.05%        14.14%
S&P MidCap 400/Barra Growth Index 4                      13.42%        12.89%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX

44


      RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P MIDCAP 400/CITIGROUP PURE GROWTH INDEX IS NARROW IN FOCUS, CONTAINING ONLY THOSE S&P MIDCAP 400 COMPANIES WITH STRONG GROWTH CHARACTERISTICS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

4 PREVIOUSLY THE FUND'S RETURNS HAD BEEN COMPARED TO THE S&P MIDCAP 400/BARRA GROWTH INDEX, BUT THE BENCHMARK OF THE FUND WAS CHANGED TO THE S&P MIDCAP 400/CITIGROUP PURE GROWTH INDEX, EFFECTIVE DECEMBER 16, 2005, BECAUSE OF ITS GREATER EMPHASIS ON GROWTH STOCKS.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Mid-Cap Growth Fund.

                                                            A-CLASS     C-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES 1
      MAXIMUM SALES CHARGE (LOAD)
         IMPOSED ON PURCHASES 2
         (as a percentage of initial purchase price)           4.75%      NONE
      MAXIMUM DEFERRED SALES CHARGE (LOAD)
         (as a percentage of initial purchase price or
         current market value, whichever is lower) 3           NONE 4     1.00%
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
      MANAGEMENT FEES                                          0.75%      0.75%
      DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICE FEES        0.25%      1.00%
      OTHER EXPENSES                                           0.48%      0.51%
      TOTAL ANNUAL FUND OPERATING EXPENSES                     1.48%      2.26%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

                                                                   PROSPECTUS 45


EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the Mid-Cap Growth Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      MID-CAP GROWTH FUND                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
      --------------------------------------------------------------------------
      A-CLASS SHARES                        $623      $935     $1,268    $2,207

      C-CLASS SHARES

         IF YOU SELL YOUR SHARES AT THE
         END OF THE PERIOD:                 $337      $731     $1,251    $2,674

         IF YOU DO NOT SELL YOUR SHARES
         AT THE END OF THE PERIOD:          $237      $731     $1,251    $2,674

46


MID-CAP VALUE FUND
--------------------------------------------------------------------------------
A-CLASS(RYMVX)                                                    C-CLASS(RYMMX)

FUND OBJECTIVE


The Mid-Cap Value Fund seeks to provide investment results that match the performance of a benchmark for mid-cap securities. The Fund's current benchmark is the S&P MidCap 400/Citigroup Pure Value Index (the "underlying index"). The investment objective of the Mid-Cap Value Fund is non-fundamental and may be changed without shareholder approval.


If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in the value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its derivative positions.


PRINCIPAL RISKS


In addition to the risks common to investing in any Domestic Equity Fund, the Mid-Cap Value Fund is subject to a number of other risks that may affect the value of its shares, including:

MARKET SEGMENT RISK - The Fund is subject to the risk that medium-capitalization value stocks may underperform other segments of the equity market or the equity market as a whole.


MID-CAPITALIZATION ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

INVESTOR PROFILE


Investors who expect the S&P MidCap 400/Citigroup Pure Value Index to go up and want investment gains when the index does so. These investors must also be willing to bear the risk of equal losses if the S&P MidCap 400/Citigroup Pure Value Index goes down.

                                                                   PROSPECTUS 47



PERFORMANCE

The bar chart below shows the performance of the C-Class Shares of the Mid-Cap Value Fund for the past year, and the table below shows the performance of both the A-Class and C-Class Shares as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

MID-CAP VALUE FUND

                                [GRAPHIC OMITTED]

2005        7.76%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 5.84%.

HIGHEST QUARTER RETURN
(quarter ended 9/30/2005)      4.64%
LOWEST QUARTER RETURN
(quarter ended 3/31/2005)     -1.41%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                       SINCE
                                                                     INCEPTION
A-CLASS SHARES                                        PAST 1 YEAR    (9/1/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                       3.27%        12.99%
Return After Taxes on Distributions 2                     3.05%        12.69%
Return After Taxes on Distributions and
   Sale of Fund Shares 2                                  2.13%        10.90%
S&P MidCap 400/Citigroup Pure Value Index 3               9.37%        18.97%
S&P MidCap 400/Barra Value Index 4                       11.60%        20.40%

                                                                       SINCE
                                                                     INCEPTION
C-CLASS SHARES                                        PAST 1 YEAR   (2/20/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                       7.76%        10.18%
Return After Taxes on Distributions 2                     7.52%         9.97%
Return After Taxes on Distributions and
   Sale of Fund Shares 2                                  5.05%         8.58%
S&P MidCap 400/Citigroup Pure Value Index 3               9.37%        13.90%
S&P MidCap 400/Barra Value Index 4                       11.60%        13.82%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX

48


      RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P MIDCAP 400/CITIGROUP PURE VALUE INDEX IS NARROW IN FOCUS, CONTAINING ONLY THOSE S&P MIDCAP 400 COMPANIES WITH STRONG VALUE CHARACTERISTICS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

4 PREVIOUSLY THE FUND'S RETURNS HAD BEEN COMPARED TO THE S&P MIDCAP 400/BARRA VALUE INDEX, BUT THE BENCHMARK OF THE FUND WAS CHANGED TO THE S&P MIDCAP 400/CITIGROUP PURE VALUE INDEX, EFFECTIVE DECEMBER 16, 2005, BECAUSE OF ITS GREATER EMPHASIS ON VALUE STOCKS.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Mid-Cap Value Fund.

                                                            A-CLASS    C-CLASS
-------------------------------------------------------------------------------
SHAREHOLDER FEES 1
      MAXIMUM SALES CHARGE (LOAD)
         IMPOSED ON PURCHASES 2
         (as a percentage of initial purchase price)           4.75%      NONE
      MAXIMUM DEFERRED SALES CHARGE (LOAD)
         (as a percentage of initial purchase price or
         current market value, whichever is lower) 3           NONE 4    1.00%
ANNUAL FUND OPERATING EXPENSES
         (expenses that are deducted from Fund assets)
      MANAGEMENT FEES                                          0.75%     0.75%
      DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICE FEES        0.25%     1.00%
      OTHER EXPENSES                                           0.48%     0.50%
      TOTAL ANNUAL FUND OPERATING EXPENSES                     1.48%     2.25%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

                                                                   PROSPECTUS 49


EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the Mid-Cap Value Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      MID-CAP VALUE FUND                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
      --------------------------------------------------------------------------
      A-CLASS SHARES                        $623      $935     $1,268    $2,207

      C-CLASS SHARES

         IF YOU SELL YOUR SHARES AT
         THE END OF THE PERIOD:             $336      $728     $1,245    $2,664

         IF YOU DO NOT SELL YOUR SHARES
         AT THE END OF THE PERIOD:          $236      $728     $1,245    $2,664

50



RUSSELL 2000(R) ADVANTAGE FUND
(FORMERLY, MEKROS FUND)
--------------------------------------------------------------------------------
A-CLASS (RYAKX)                                                  C-CLASS (RYCMX)


FUND OBJECTIVE

The Russell 2000(R) Advantage Fund seeks to provide investment results that correlate to the performance of a specific benchmark for small-cap securities. The Fund's current benchmark is the Russell 2000(R) Index (the "underlying index"). The investment objective of the Russell 2000(R) Advantage Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PRINCIPAL INVESTMENT STRATEGY


The Fund invests principally in securities of companies included in the underlying index and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Swap agreements and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Advisor will attempt to consistently apply leverage to increase the Fund's exposure to 150% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

Under normal circumstances, the Russell 2000(R) Advantage Fund will invest substantially all (at least 80%) of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform similarly to those of its underlying index. This is a non-fundamental policy that can be changed by the Russell 2000(R) Advantage Fund upon 60 days' prior notice to shareholders.


PRINCIPAL RISKS


In addition to the risks common to investing in any Domestic Equity Fund, the Russell 2000(R) Advantage Fund is subject to a number of other risks that may affect the value of its shares, including:


LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.


MARKET SEGMENT RISK - The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

                                                                   PROSPECTUS 51


SMALL-CAPITALIZATION ISSUER RISK - In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than medium and large-capitalization companies.

TRACKING ERROR RISK - Tracking error risk may be more significant for the Fund compared to other Domestic Equity Funds, due to the Fund's consistent application of leverage to increase exposure to its benchmark.

INVESTOR PROFILE

Investors who expect the Russell 2000(R) Index to go up and want accelerated investment gains when the index does so. These investors must also be willing to bear the risk of equally accelerated losses if the Russell 2000(R) Index goes down.

PERFORMANCE


The bar chart below shows the performance of the C-Class Shares of the Russell 2000(R) Advantage Fund from year to year, and the table below shows the performance of both the A-Class and C-Class Shares as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

RUSSELL 2000(R) ADVANTAGE FUND

                                [GRAPHIC OMITTED]

2002      -34.32%

2003       67.23%

2004       24.09%

2005        3.27%

     THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 9.02%.

HIGHEST QUARTER RETURN
(quarter ended 6/30/2003)      36.00%
LOWEST QUARTER RETURN
(quarter ended 9/30/2002)     -32.48%

52


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                        SINCE
                                                                      INCEPTION
A-CLASS SHARES                                          PAST 1 YEAR  (3/31/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                       -0.89%        7.69%
Return After Taxes on Distributions 2                     -0.89%        7.64%
Return After Taxes on Distributions and
  Sale of Fund Shares 2                                   -0.58%        6.56%
Russell 2000(R) Index 3                                    4.55%        9.06%

                                                                        SINCE
                                                                      INCEPTION
C-CLASS SHARES                                          PAST 1 YEAR  (1/23/2001)
--------------------------------------------------------------------------------
Return Before Taxes                                        3.27%        4.58%
Return After Taxes on Distributions 2                      3.27%        4.55%
Return After Taxes on Distributions and
  Sale of Fund Shares 2                                    2.12%        3.94%
Russell 2000(R) Index 3                                    4.55%        7.50%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE RUSSELL 2000(R) INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF SMALL-CAPITALIZATION COMPANY PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

                                                                   PROSPECTUS 53


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Russell 2000(R) Advantage Fund.

                                                              A-CLASS   C-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES 1
      MAXIMUM SALES CHARGE (LOAD)
        IMPOSED ON PURCHASES 2
        (as a percentage of initial purchase price)             4.75%    NONE
      MAXIMUM DEFERRED SALES CHARGE (LOAD)
        (as a percentage of initial purchase price or
        current market value, whichever is lower) 3             NONE 4   1.00%
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
      MANAGEMENT FEES                                           0.90%    0.90%
      DISTRIBUTION (12b-1) AND SHAREHOLDER
        SERVICE FEES                                            0.25%    1.00%
      OTHER EXPENSES 5                                          0.50%    0.50%
      TOTAL ANNUAL FUND OPERATING EXPENSES                      1.65%    2.40%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

5 "OTHER EXPENSES" HAVE BEEN RESTATED TO REFLECT A LOWER LEVEL OF TAX EXPENSE FOR THE CURRENT FISCAL YEAR. LAST YEAR THE FUND WAS SUBJECT TO A GREATER LEVEL OF TAX EXPENSE DUE TO AN ERROR. THE ADVISOR REIMBURSED THE FUND THE ENTIRE AMOUNT OF THAT ADDITIONAL TAX EXPENSE. HAD THE EXPENSES NOT BEEN RESTATED IN THE TABLE ABOVE, "OTHER EXPENSES" WOULD HAVE BEEN 0.91% FOR A-CLASS SHARES AND C-CLASS SHARES, AND "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD HAVE BEEN 2.06% AND 2.81% FOR A-CLASS SHARES AND C-CLASS SHARES, RESPECTIVELY.

54


EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the Russell 2000(R) Advantage Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      RUSSELL 2000(R)
      ADVANTAGE FUND                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
      --------------------------------------------------------------------------
      A-CLASS SHARES                        $640      $986     $1,356    $2,390

      C-CLASS SHARES

         IF YOU SELL YOUR
         SHARES AT THE END
         OF THE PERIOD:                     $352      $775     $1,324    $2,821

         IF YOU DO NOT SELL
         YOUR SHARES AT
         THE END OF THE PERIOD:             $252      $775     $1,324    $2,821

                                                                   PROSPECTUS 55



RUSSELL 2000(R) FUND
--------------------------------------------------------------------------------
A-CLASS (RYRRX)                                                  C-CLASS (RYROX)

FUND OBJECTIVE

The Russell 2000(R) Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is the Russell 2000(R) Index (the "underlying index"). The investment objective of the Russell 2000(R) Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by the amount of and any increase in value of the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of decrease in the value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities or cash equivalents to collateralize its derivative positions.

PRINCIPAL RISKS

In addition to the risks common to investing in any Domestic Equity Fund, the Russell 2000(R) Fund is subject to a number of other risks that may affect the value of its shares, including:

MARKET SEGMENT RISK - The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

SMALL-CAPITALIZATION ISSUER RISK - In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than medium and large-capitalization companies.

INVESTOR PROFILE

Investors who expect the Russell 2000(R) Index to go up and want investment gains when the index does so. These investors must also be willing to bear the risk of equal losses if the Russell 2000(R) Index goes down.

PERFORMANCE

The Russell 2000(R) Fund commenced operations on May 31, 2006 and, therefore, does not have a performance history for a full calendar year.

56


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Russell 2000(R) Fund.

                                                           A-CLASS   C-CLASS
----------------------------------------------------------------------------
SHAREHOLDER FEES 1
      MAXIMUM SALES CHARGE (LOAD) IMPOSED
        ON PURCHASES 2
        (as a percentage of initial purchase price)         4.75%     NONE
      MAXIMUM DEFERRED SALES CHARGE (LOAD)
        (as a percentage of initial purchase price or
        current market value, whichever is lower) 3         NONE 4    1.00%
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
      MANAGEMENT FEES                                       0.75%     0.75%
      DISTRIBUTION (12b-1) AND SHAREHOLDER
        SERVICE FEES                                        0.25%     1.00%
      OTHER EXPENSES 5                                      0.45%     0.45%
      TOTAL ANNUAL FUND OPERATING EXPENSES                  1.45%     2.20%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

5 BECAUSE THE FUND IS NEW, "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

                                                                   PROSPECTUS 57


EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the Russell 2000(R) Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      RUSSELL 2000(R) FUND                                      1 YEAR   3 YEARS
      --------------------------------------------------------------------------
      A-CLASS SHARES                                             $620     $925

      C-CLASS SHARES

         IF YOU SELL YOUR
         SHARES AT THE END
         OF THE PERIOD:                                          $331     $712

         IF YOU DO NOT SELL
         YOUR SHARES AT THE
         END OF THE PERIOD:                                      $231     $712

58



INVERSE RUSSELL 2000(R) FUND
(FORMERLY, INVERSE SMALL-CAP FUND)
--------------------------------------------------------------------------------
A-CLASS (RYAFX)                                                  C-CLASS (RYCQX)


FUND OBJECTIVE

The Inverse Russell 2000(R) Fund seeks to provide investment results that will match the performance of a specific benchmark. The Fund's current benchmark is the inverse of the performance of the Russell 2000(R) Index (the "underlying index"). The investment objective of the Inverse Russell 2000(R) Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objectives, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (E.G., if the index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY


Unlike a traditional index fund, the Fund's objective is to perform exactly the opposite of the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to those of the underlying index. For example, the Fund engages in short sales of securities included in the underlying index or futures contracts, and will enter into swap agreements. In addition, the Fund may invest to a significant extent in derivatives and other instruments whose performance is expected to be the opposite of the underlying index, such as options on securities, futures contracts, and securities indices and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its short sales and derivative positions.


PRINCIPAL RISKS


In addition to the risks common to investing in any Domestic Equity Fund, the Inverse Russell 2000(R) Fund is subject to a number of other risks that may affect the value of its shares, including:

MARKET SEGMENT RISK - The Fund is subject to the risk that small-capitalization stocks may outperform other segments of the equity market or the equity market as a whole.


SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

                                                                   PROSPECTUS 59


SMALL-CAPITALIZATION ISSUER RISK - In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than medium and large-capitalization companies.

INVESTOR PROFILE

Investors who expect the Russell 2000(R) Index to go down and want investment gains when the index does so. These investors must also be willing to bear the risk of equal losses if the Russell 2000(R) Index goes up.

PERFORMANCE


The bar chart below shows the performance of the C-Class Shares of the Inverse Russell 2000(R) Fund for the past year, and the table below shows the performance of both the A-Class and C-Class Shares as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

INVERSE RUSSELL 2000(R) FUND

                                [GRAPHIC OMITTED]

2005       -3.44%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS -6.00%.

HIGHEST QUARTER RETURN
(quarter ended 3/31/2005)        5.69%
LOWEST QUARTER RETURN
(quarter ended 9/30/2005)       -4.20%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                        SINCE
                                                                      INCEPTION
A-CLASS SHARES                                          PAST 1 YEAR  (3/31/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                        -7.42%      -10.33%
Return After Taxes on Distributions 2                      -7.98%      -10.64%
Return After Taxes on Distributions and
  Sale of Fund Shares 2                                    -4.83%       -8.90%
Russell 2000(R) Index 3                                     4.55%        9.06%

60


                                                                        SINCE
                                                                      INCEPTION
C-CLASS SHARES                                          PAST 1 YEAR  (2/20/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                        -3.44%       -9.21%
Return After Taxes on Distributions 2                      -4.03%       -9.51%
Return After Taxes on Distributions and
  Sale of Fund Shares 2                                    -2.25%       -7.95%
Russell 2000(R) Index 3                                     4.55%        9.63%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE RUSSELL 2000(R) INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF SMALL-CAPITALIZATION COMPANY PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Inverse Russell 2000(R) Fund.

                                                          A-CLASS      C-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES 1
      MAXIMUM SALES CHARGE (LOAD)
        IMPOSED ON PURCHASES 2
        (as a percentage of initial purchase price)        4.75%        NONE
      MAXIMUM DEFERRED SALES CHARGE (LOAD)
        (as a percentage of initial purchase price or
        current market value, whichever is lower) 3        NONE 4       1.00%
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
      MANAGEMENT FEES                                      0.90%        0.90%
      DISTRIBUTION (12b-1) AND SHAREHOLDER
        SERVICE FEES                                       0.25%        1.00%
      OTHER EXPENSES                                       0.48%        0.50%
      TOTAL ANNUAL FUND OPERATING EXPENSES                 1.63%        2.40%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

                                                                   PROSPECTUS 61


2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.


EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the Inverse Russell 2000(R) Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      INVERSE RUSSELL 2000(R) FUND        1 YEAR   3 YEARS   5 YEARS   10 YEARS
      --------------------------------------------------------------------------
      A-CLASS SHARES                       $ 638    $ 980    $ 1,346    $ 2,369

      C-CLASS SHARES

         IF YOU SELL YOUR
         SHARES AT THE END
         OF THE PERIOD:                    $ 352    $ 775    $ 1,324    $ 2,821

         IF YOU DO NOT SELL
         YOUR SHARES AT THE
         END OF THE PERIOD:                $ 252    $ 775    $ 1,324    $ 2,821

62


SMALL-CAP GROWTH FUND
--------------------------------------------------------------------------------
A-CLASS (RYSGX)                                                  C-CLASS (RYWCX)

FUND OBJECTIVE


The Small-Cap Growth Fund seeks to provide investment results that match the performance of a benchmark for small-cap growth securities. The Fund's current benchmark is the S&P SmallCap 600/Citigroup Pure Growth Index (the "underlying index"). The investment objective of the Small-Cap Growth Fund is non-fundamental and may be changed without shareholder approval.


If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in the value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-to-day basis, the Fund may hold short-term U.S. Government securities to collateralize its derivative positions.


PRINCIPAL RISKS


In addition to the risks common to investing in any Domestic Equity Fund, the Small-Cap Growth Fund is subject to a number of other risks that may affect the value of its shares, including:

MARKET SEGMENT RISK - The Fund is subject to the risk that small-capitalization growth stocks may underperform other segments of the equity market or the equity market as a whole.


SMALL-CAPITALIZATION ISSUER RISK - In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than medium and large-capitalization companies.

INVESTOR PROFILE


Investors who expect the S&P SmallCap 600/Citigroup Pure Growth Index to go up and want investment gains when the index does so. These investors must also be willing to bear the risk of equal losses if the S&P SmallCap 600/Citigroup Pure Growth Index goes down.

                                                                   PROSPECTUS 63



PERFORMANCE

The bar chart below shows the performance of the C-Class Shares of the Small-Cap Growth Fund for the past year, and the table below shows the performance of both the A-Class and C-Class Shares as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

SMALL-CAP GROWTH FUND

                                [GRAPHIC OMITTED]

2005        5.08%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 3.02%.

HIGHEST QUARTER RETURN
(quarter ended 9/30/2005)        5.77%
LOWEST QUARTER RETURN
(quarter ended 3/31/2005)       -2.32%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                        SINCE
                                                                      INCEPTION
A-CLASS SHARES                                          PAST 1 YEAR   (9/1/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                        0.58%        13.92%
Return After Taxes on Distributions 2                     -0.27%        12.92%
Return After Taxes on Distributions and
  Sale of Fund Shares 2                                    0.45%        11.32%
S&P SmallCap 600/Citigroup Pure Growth Index 3             7.10%        17.15%
S&P SmallCap 600/Barra Growth Index 4                      8.97%        21.55%

                                                                        SINCE
                                                                      INCEPTION
C-CLASS SHARES                                          PAST 1 YEAR  (2/20/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                        5.08%        10.59%
Return After Taxes on Distributions 2                      4.18%         9.89%
Return After Taxes on Distributions and
  Sale of Fund Shares 2                                    3.38%         8.67%
S&P SmallCap 600/Citigroup Pure Growth Index 3             7.10%        16.64%
S&P SmallCap 600/Barra Growth Index 4                      8.97%        14.24%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT

64


      OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING
      LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P SMALLCAP 600/CITIGROUP PURE GROWTH INDEX IS NARROW IN FOCUS, CONTAINING ONLY THOSE S&P SMALLCAP 600 COMPANIES WITH STRONG GROWTH CHARACTERISTICS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

4 PREVIOUSLY THE FUND'S RETURNS HAD BEEN COMPARED TO THE S&P SMALLCAP 600/BARRA GROWTH INDEX, BUT THE BENCHMARK OF THE FUND WAS CHANGED TO THE S&P SMALLCAP 600/CITIGROUP PURE GROWTH INDEX, EFFECTIVE DECEMBER 16, 2005, BECAUSE OF ITS GREATER EMPHASIS ON GROWTH STOCKS.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Small-Cap Growth Fund.

                                                           A-CLASS    C-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES 1
      MAXIMUM SALES CHARGE (LOAD)
        IMPOSED ON PURCHASES 2
        (as a percentage of initial purchase price)          4.75%      NONE
      MAXIMUM DEFERRED SALES CHARGE (LOAD)
        (as a percentage of initial purchase price or
         current market value, whichever is lower) 3         NONE 4     1.00%
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
      MANAGEMENT FEES                                        0.75%      0.75%
      DISTRIBUTION (12b-1) AND SHAREHOLDER
        SERVICE FEES                                         0.25%      1.00%
      OTHER EXPENSES                                         0.47%      0.52%
      TOTAL ANNUAL FUND OPERATING EXPENSES                   1.47%      2.27%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

                                                                   PROSPECTUS 65


EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the Small-Cap Growth Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      SMALL-CAP GROWTH FUND               1 YEAR   3 YEARS   5 YEARS   10 YEARS
      --------------------------------------------------------------------------
      A-CLASS SHARES                       $ 622    $ 931    $ 1,263    $ 2,196

      C-CLASS SHARES

         IF YOU SELL YOUR
         SHARES AT THE END
         OF THE PERIOD:                    $ 338    $ 734    $ 1,256    $ 2,685

         IF YOU DO NOT SELL
         YOUR SHARES AT THE
         END OF THE PERIOD:                $ 238    $ 734    $ 1,256    $ 2,685

66


SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------
A-CLASS (RYSVX)                                                  C-CLASS (RYYCX)

FUND OBJECTIVE


The Small-Cap Value Fund seeks to provide investment results that match the performance of a benchmark for small cap value securities. The Fund's current benchmark is the S&P SmallCap 600/Citigroup Pure Value Index (the "underlying index"). The investment objective of the Small-Cap Value Fund is non-fundamental and may be changed without shareholder approval.


If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in the value of the underlying index.

PRINCIPAL INVESTMENT STRATEGY


Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in securities of companies in the underlying index and other instruments whose performance is expected to correspond to that of the underlying index, such as futures and options and swap agreements. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. On a day-today basis, the Fund may hold short-term U.S. Government securities to collateralize its derivative positions.


PRINCIPAL RISKS


In addition to the risks common to investing in any Domestic Equity Fund, the Small-Cap Value Fund is subject to a number of other risks that may affect the value of its shares, including:

MARKET SEGMENT RISK - The Fund is subject to the risk that small-capitalization value stocks may underperform other segments of the equity market or the equity market as a whole.


SMALL-CAPITALIZATION ISSUER RISK - In comparison to securities of companies with larger capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than medium and large-capitalization companies.

INVESTOR PROFILE


Investors who expect the S&P Small Cap 600/Citigroup Pure Value Index to go up and want investment gains when the index does so. These investors must also be willing to bear the risk of equal losses if the S&P 600/Citigroup Pure Value Index goes down.

                                                                   PROSPECTUS 67



PERFORMANCE

The bar chart below shows the performance of the C-Class Shares of the Small-Cap Value Fund for the past year, and the table below shows the performance of both the A-Class and C-Class Shares as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

SMALL-CAP VALUE FUND

                                [GRAPHIC OMITTED]

2005       2.42%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 7.56%.

HIGHEST QUARTER RETURN
(quarter ended 9/30/2005)       3.25%
LOWEST QUARTER RETURN
(quarter ended 3/31/2005)      -3.08%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                     SINCE
                                                                   INCEPTION
A-CLASS SHARES                                      PAST 1 YEAR    (9/1/2004)
------------------------------------------------------------------------------
Return Before Taxes                                    -1.71%       10.09%
Return After Taxes on Distributions 2                  -2.27%        9.49%
Return After Taxes on Distributions and
  Sale of Fund Shares 2                                -1.10%        8.25%
S&P SmallCap 600/Citigroup Pure Value Index 3          11.59%       23.10%
S&P SmallCap 600/Barra Value Index 4                    6.45%       17.70%

                                                                     SINCE
                                                                   INCEPTION
C-CLASS SHARES                                      PAST 1 YEAR   (2/20/2004)
------------------------------------------------------------------------------
Return Before Taxes                                     2.42%        9.76%
Return After Taxes on Distributions 2                   1.82%        9.32%
Return After Taxes on Distributions and
  Sale of Fund Shares 2                                 1.59%        8.09%
S&P SmallCap 600/Citigroup Pure Value Index 3          11.59%       16.94%
S&P SmallCap 600/Barra Value Index 4                    6.45%       13.64%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS

68


AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P SMALLCAP 600/CITIGROUP PURE VALUE INDEX IS NARROW IN FOCUS, CONTAINING ONLY THOSE S&P SMALLCAP 600 COMPANIES WITH STRONG VALUE CHARACTERISTICS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

4 PREVIOUSLY THE FUND'S RETURNS HAD BEEN COMPARED TO THE S&P SMALLCAP 600/BARRA VALUE INDEX, BUT THE BENCHMARK OF THE FUND WAS CHANGED TO THE S&P SMALLCAP 600/CITIGROUP PURE VALUE INDEX, EFFECTIVE DECEMBER 16, 2005, BECAUSE OF ITS GREATER EMPHASIS ON VALUE STOCKS.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Small-Cap Value Fund.

                                                            A-CLASS    C-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES 1
      MAXIMUM SALES CHARGE (LOAD)
        IMPOSED ON PURCHASES 2
        (as a percentage of initial purchase price)            4.75%      NONE
      MAXIMUM DEFERRED SALES CHARGE (LOAD)
        (as a percentage of initial purchase price or
        current market value, whichever is lower) 3            NONE 4     1.00%
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
      MANAGEMENT FEES                                          0.75%      0.75%
      DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICE FEES        0.25%      1.00%
      OTHER EXPENSES                                           0.46%      0.52%
      TOTAL ANNUAL FUND OPERATING EXPENSES                     1.46%      2.27%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

                                                                   PROSPECTUS 69


EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the Small-Cap Value Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      SMALL-CAP VALUE FUND             1 YEAR    3 YEARS    5 YEARS   10 YEARS
      --------------------------------------------------------------------------
      A-CLASS SHARES                    $621      $928       $1,258    $2,185

      C-CLASS SHARES

         IF YOU SELL YOUR
         SHARES AT THE END
         OF THE PERIOD:                 $338      $734       $1,256    $2,685

         IF YOU DO NOT SELL
         YOUR SHARES AT THE
         END OF THE PERIOD:             $238      $734       $1,256    $2,685

70


RYDEX SECTOR FUNDS
--------------------------------------------------------------------------------

BANKING FUND                                INTERNET FUND
BASIC MATERIALS FUND                        LEISURE FUND
BIOTECHNOLOGY FUND                          PRECIOUS METALS FUND
CONSUMER PRODUCTS FUND                      REAL ESTATE FUND
ELECTRONICS FUND                            RETAILING FUND
ENERGY FUND                                 TECHNOLOGY FUND
ENERGY SERVICES FUND                        TELECOMMUNICATIONS FUND
FINANCIAL SERVICES FUND                     TRANSPORTATION FUND
HEALTH CARE FUND                            UTILITIES FUND

COMMON RISK/RETURN INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

Each Sector Fund seeks capital appreciation by investing in companies that operate in a specific economic sector. The investment objective of each Sector Fund is non-fundamental and may be changed without shareholder approval.

PRINCIPAL RISKS

ACTIVE TRADING RISK - A significant portion of the assets of the Funds may come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Funds may negatively impact the Funds' ability to achieve their respective investment objectives.

DEPOSITARY RECEIPT RISK - The Funds may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in a Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Funds' use of equity derivatives such as futures, options and swap agreements to pursue their respective investment objectives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. These risks may cause the Funds to experience higher losses than funds that do not use derivatives.

EARLY CLOSING RISK - The Funds are subject to the risk that unanticipated early closings of securities exchanges may result in the Funds' inability to buy or sell securities on that day. If an exchange closes early on a day when a Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

                                                                   PROSPECTUS 71


MARKET RISK - Due to market conditions, the value of the Funds' equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in a Fund to decrease.

NON-DIVERSIFICATION RISK - Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION AND MID-CAPITALIZATION ISSUER RISK - Small and medium-capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small-capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or be listed on an exchange and may or may not pay dividends.

72


BANKING FUND
--------------------------------------------------------------------------------
A-CLASS (RYBKX)                                                  C-CLASS (RYKCX)

FUND OBJECTIVE

The Banking Fund seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions ("Banking Companies").

PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Banking Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Banking Companies that have small to mid-sized capitalizations. Banking Companies are engaged in accepting deposits and making commercial and principally non-mortgage consumer loans and include state chartered banks, savings and loan institutions, and banks that are members of the Federal Reserve System. The Fund may also engage in futures and options transactions, and purchase American Depositary Receipts ("ADRs") and U.S. Government securities. Under Securities and Exchange Commission (the "SEC") regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.


PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Banking Fund is subject to a number of other risks that may affect the value of its shares, including:

BANKING SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the banking sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in Banking Companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting Banking Companies. The prices of the securities of Banking Companies may fluctuate widely due to the broadening of regional and national interstate banking powers, the reduction in the number of publicly-traded Banking Companies, and general economic conditions that could create exposure to credit losses.

PERFORMANCE


The bar chart below shows the performance of the C-Class Shares of the Banking Fund from year to year, and the table below shows the performance of both the A-Class and C-Class Shares as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

                                                                   PROSPECTUS 73


BANKING FUND

                                [GRAPHIC OMITTED]

2002       -3.14%

2003       30.13%

2004       12.58%

2005       -4.37%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 2.12%.

HIGHEST QUARTER RETURN
(quarter ended 6/30/2003)      15.31%
LOWEST QUARTER RETURN
(quarter ended 9/30/2002)     -14.58%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                       SINCE
                                                                     INCEPTION
A-CLASS SHARES                                    PAST 1 YEAR        (9/1/2004)
------------------------------------------------------------------------------
Return Before Taxes                                  -8.28%            -0.81%
Return After Taxes on Distributions 2                -8.79%            -1.86%
Return After Taxes on Distributions and Sale of
  Fund Shares 2                                      -5.38%            -1.28%
S&P 500(R) Index 3                                    4.91%            11.52%

                                                                       SINCE
                                                                     INCEPTION
C-CLASS SHARES                                    PAST 1 YEAR       (3/30/2001)
------------------------------------------------------------------------------
Return Before Taxes                                  -4.37%             6.38%
Return After Taxes on Distributions 2                -4.90%             5.45%
Return After Taxes on Distributions and Sale of
  Fund Shares 2                                      -2.83%             4.91%
S&P 500(R) Index 3                                    4.91%             3.28%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

74


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Banking Fund.

                                                            A-CLASS    C-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES 1
      MAXIMUM SALES CHARGE (LOAD)
        IMPOSED ON PURCHASES 2
        (as a percentage of initial purchase price)            4.75%      NONE
      MAXIMUM DEFERRED SALES CHARGE (LOAD)
        (as a percentage of initial purchase price or
        current market value, whichever is lower) 3            NONE 4     1.00%
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
      MANAGEMENT FEES                                          0.85%      0.85%
      DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICE FEES        0.25%      1.00%
      OTHER EXPENSES                                           0.52%      0.50%
      TOTAL ANNUAL FUND OPERATING EXPENSES                     1.62%      2.35%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

                                                                   PROSPECTUS 75


EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the Banking Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      BANKING FUND                 1 YEAR      3 YEARS     5 YEARS      10 YEARS
      --------------------------------------------------------------------------
      A-CLASS SHARES                $637        $977        $1,340       $2,358

      C-CLASS SHARES

         IF YOU SELL YOUR
         SHARES AT THE END
         OF THE PERIOD:            $347        $759        $1,298       $2,769

         IF YOU DO NOT SELL
         YOUR SHARES AT THE
         END OF THE PERIOD:        $247        $759        $1,298       $2,769

76


BASIC MATERIALS FUND
--------------------------------------------------------------------------------
A-CLASS (RYBMX)                                                  C-CLASS (RYBCX)

FUND OBJECTIVE

The Basic Materials Fund seeks capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials ("Basic Materials Companies").

PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Basic Materials Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Basic Materials Companies that have small to mid-sized capitalizations. Basic Materials Companies are engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector, and may be involved in the production of metals, textiles, and wood products, including equipment suppliers and railroads. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Basic Materials Fund is subject to a number of other risks that may affect the value of its shares, including:

BASIC MATERIALS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the basic materials sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Basic Materials Companies may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the U.S. Dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

PERFORMANCE


The bar chart below shows the performance of the C-Class Shares of the Basic Materials Fund from year to year, and the table below shows the performance of both the A-Class and C-Class Shares as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

                                                                   PROSPECTUS 77


BASIC MATERIALS FUND

                                [GRAPHIC OMITTED]

2002       -14.53%

2003        31.45%

2004        19.37%

2005         2.72%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 9.07%.

HIGHEST QUARTER RETURN
(quarter ended 12/31/2003)      21.58%
LOWEST QUARTER RETURN
(quarter ended 9/30/2002)      -24.18%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                           SINCE
                                                         INCEPTION
A-CLASS SHARES                             PAST 1 YEAR   (9/1/2004)
-------------------------------------------------------------------
Return Before Taxes                          -1.41%        10.04%
Return After Taxes on Distributions 2        -1.62%         9.86%
Return After Taxes on Distributions and
  Sale of Fund Shares 2                      -0.92%         8.45%
S&P 500(R) Index 3                            4.91%        11.52%

                                                           SINCE
                                                         INCEPTION
C-CLASS SHARES                             PAST 1 YEAR   (5/3/2001)
-------------------------------------------------------------------
Return Before Taxes                           2.72%         6.32%
Return After Taxes on Distributions 2         2.50%         6.10%
Return After Taxes on Distributions and
  Sale of Fund Shares 2                       1.77%         5.31%
S&P 500(R) Index 3                            4.91%         1.71%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

78


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Basic Materials Fund.

                                                        A-CLASS   C-CLASS
-------------------------------------------------------------------------
SHAREHOLDER FEES 1
      MAXIMUM SALES CHARGE (LOAD)
        IMPOSED ON PURCHASES 2
        (as a percentage of initial purchase price)      4.75%     NONE
      MAXIMUM DEFERRED SALES CHARGE (LOAD)
        (as a percentage of initial purchase price or
        current market value, whichever is lower) 3      NONE 4    1.00%
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
      MANAGEMENT FEES                                    0.85%     0.85%
      DISTRIBUTION (12b-1) AND SHAREHOLDER
        SERVICE FEES                                     0.25%     1.00%
      OTHER EXPENSES                                     0.53%     0.51%
      TOTAL ANNUAL FUND OPERATING EXPENSES               1.63%     2.36%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

                                                                   PROSPECTUS 79


EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the Basic Materials Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      BASIC MATERIALS FUND             1 YEAR   3 YEARS   5 YEARS   10 YEARS
      ----------------------------------------------------------------------
      A-CLASS SHARES                    $638     $980      $1,346    $2,369

      C-CLASS SHARES

         IF YOU SELL YOUR
         SHARES AT THE END
         OF THE PERIOD:                 $348     $762      $1,303    $2,779

         IF YOU DO NOT SELL
         YOUR SHARES AT THE
         END OF THE PERIOD:             $248     $762      $1,303    $2,779

80


BIOTECHNOLOGY FUND
--------------------------------------------------------------------------------
A-CLASS (RYBOX)                                                  C-CLASS (RYCFX)

FUND OBJECTIVE

The Biotechnology Fund seeks capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services ("Biotechnology Companies").

PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Biotechnology Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Biotechnology Companies that have small to mid-sized capitalizations. Biotechnology Companies are engaged in the research, development, and manufacture of various biotechnological products, services, and processes; manufacture and/or distribute biotechnological and biomedical products, including devices and instruments; provide or benefit significantly from scientific and technological advances in biotechnology; or provide processes or services instead of, or in addition to, products. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Biotechnology Fund is subject to a number of other risks that may affect the value of its shares, including:

BIOTECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the biotechnology sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Biotechnology Companies may fluctuate widely due to patent considerations, intense competition, rapid technological change and obsolescence, and regulatory requirements of the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities.

PERFORMANCE


The bar chart below shows the performance of the C-Class Shares of the Biotechnology Fund from year to year, and the table below shows the performance of both the A-Class and C-Class Shares as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

                                                                   PROSPECTUS 81


BIOTECHNOLOGY FUND

                                [GRAPHIC OMITTED]

2002   -46.14%

2003    44.83%

2004     0.83%

2005    10.65%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS -6.35%.

HIGHEST QUARTER RETURN
(quarter ended 6/30/2003)      26.58%
LOWEST QUARTER RETURN
(quarter ended 6/30/2002)     -33.69%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                            SINCE
                                                          INCEPTION
A-CLASS SHARES                             PAST 1 YEAR    (9/1/2004)
--------------------------------------------------------------------
Return Before Taxes                           6.15%         11.04%
Return After Taxes on Distributions 2         6.15%         11.04%
Return After Taxes on Distributions and
  Sale of Fund Shares 2                       3.99%          9.41%
S&P 500(R) Index 3                            4.91%         11.52%

                                                            SINCE
                                                          INCEPTION
C-CLASS SHARES                             PAST 1 YEAR   (3/30/2001)
--------------------------------------------------------------------
Return Before Taxes                          10.65%         -0.24%
Return After Taxes on Distributions 2        10.65%         -0.24%
Return After Taxes on Distributions and
  Sale of Fund Shares 2                       6.92%         -0.21%
S&P 500(R) Index 3                            4.91%          3.28%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

82


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Biotechnology Fund.

                                                              A-CLASS   C-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES 1
      MAXIMUM SALES CHARGE (LOAD)
        IMPOSED ON PURCHASES 2
        (as a percentage of initial purchase price)             4.75%     NONE
      MAXIMUM DEFERRED SALES CHARGE (LOAD)
        (as a percentage of initial purchase price or
        current market value, whichever is lower) 3             NONE 4    1.00%
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
      MANAGEMENT FEES                                           0.85%     0.85%
      DISTRIBUTION (12b-1) AND SHAREHOLDER
        SERVICE FEES                                            0.25%     1.00%
      OTHER EXPENSES                                            0.53%     0.51%
      TOTAL ANNUAL FUND OPERATING EXPENSES                      1.63%     2.36%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

                                                                   PROSPECTUS 83


EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the Biotechnology Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      BIOTECHNOLOGY FUND          1 YEAR   3 YEARS   5 YEARS    10 YEARS
      ------------------------------------------------------------------
      A-CLASS SHARES               $638      $980     $1,346     $2,369

      C-CLASS SHARES

         IF YOU SELL YOUR
         SHARES AT THE END
         OF THE PERIOD:            $348      $762     $1,303     $2,779

         IF YOU DO NOT SELL
         YOUR SHARES AT THE
         END OF THE PERIOD:        $248      $762     $1,303     $2,779

84


CONSUMER PRODUCTS FUND
--------------------------------------------------------------------------------
A-CLASS (RYPDX)                                                  C-CLASS (RYCPX)

FUND OBJECTIVE

The Consumer Products Fund seeks capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally ("Consumer Products Companies").

PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Consumer Products Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Consumer Products Companies that have small to mid-sized capitalizations. Consumer Products Companies include companies that manufacture, wholesale or retail durable goods such as major appliances and personal computers, or that retail non-durable goods such as beverages, tobacco, health care products, household and personal care products, apparel, and entertainment products (e.g., books, magazines, TV, cable, movies, music, gaming, sports), as well as companies that provide consumer products and services such as lodging, child care, convenience stores, and car rentals. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Consumer Products Fund is subject to a number of other risks that may affect the value of its shares, including:

CONSUMER PRODUCTS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the consumer products sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The performance of Consumer Products Companies has historically been closely tied to the performance of the overall economy, and is also affected by interest rates, competition, consumer confidence and relative levels of disposable household income and seasonal consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

PERFORMANCE


The bar chart below shows the performance of the C-Class Shares of the Consumer Products Fund from year to year, and the table below shows the performance of both the A-Class and C-Class Shares as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

                                                                   PROSPECTUS 85


CONSUMER PRODUCTS FUND

                                [GRAPHIC OMITTED]

2002       -4.51%

2003       20.35%

2004       12.15%

2005       -1.66%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 6.05%.

HIGHEST QUARTER RETURN
(quarter ended 6/30/2003)     14.91%
LOWEST QUARTER RETURN
(quarter ended 9/30/2002)    -11.61%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                        SINCE
                                                                      INCEPTION
A-CLASS SHARES                                          PAST 1 YEAR   (9/1/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                       -5.55%         1.68%
Return After Taxes on Distributions 2                     -6.01%         1.29%
Return After Taxes on Distributions and
  Sale of Fund Shares 2                                   -3.61%         1.21%
S&P 500(R) Index 3                                         4.91%        11.52%

                                                                        SINCE
                                                                      INCEPTION
C-CLASS SHARES                                                       (7/24/2001)
--------------------------------------------------------------------------------
Return Before Taxes                                       -1.66%         6.88%
Return After Taxes on Distributions 2                     -2.15%         6.67%
Return After Taxes on Distributions and
  Sale of Fund Shares 2                                   -1.08%         5.81%
S&P 500(R) Index 3                                         4.91%         3.20%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

86


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Consumer Products Fund.

                                                              A-CLASS   C-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES 1
      MAXIMUM SALES CHARGE (LOAD)
        IMPOSED ON PURCHASES 2
        (as a percentage of initial purchase price)            4.75%      NONE
      MAXIMUM DEFERRED SALES CHARGE (LOAD)
        (as a percentage of initial purchase price or
        current market value, whichever is lower) 3            NONE 4     1.00%
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
      MANAGEMENT FEES                                          0.85%      0.85%
      DISTRIBUTION (12b-1) AND SHAREHOLDER
        SERVICE FEES                                           0.25%      1.00%
      OTHER EXPENSES                                           0.50%      0.48%
      TOTAL ANNUAL FUND OPERATING EXPENSES                     1.60%      2.33%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

                                                                   PROSPECTUS 87


EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the Consumer Products Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      CONSUMER PRODUCTS FUND          1 YEAR     3 YEARS     5 YEARS    10 YEARS
      --------------------------------------------------------------------------
      A-CLASS SHARES                   $635       $971        $1,330     $2,337

      C-CLASS SHARES

         IF YOU SELL YOUR
         SHARES AT THE END
         OF THE PERIOD:                $345       $753        $1,287     $2,748

         IF YOU DO NOT SELL
         YOUR SHARES AT THE
         END OF THE PERIOD:            $245       $753        $1,287     $2,748

88


ELECTRONICS FUND
--------------------------------------------------------------------------------
A-CLASS (RYELX)                                                  C-CLASS (RYSCX)

FUND OBJECTIVE

The Electronics Fund seeks capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices ("Electronics Companies").

PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Electronics Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Electronics Companies that have small to mid-sized capitalizations. Electronics Companies include companies involved in the manufacture and development of semiconductors, connectors, printed circuit boards and other components; equipment vendors to electronic component manufacturers; electronic component distributors; electronic instruments and electronic systems vendors; and also include companies involved in all aspects of the electronics business and in new technologies or specialty areas such as defense electronics, advanced design and manufacturing technologies, or lasers. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Electronics Fund is subject to a number of other risks that may affect the value of its shares, including:

ELECTRONICS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the electronics sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Electronics Companies may fluctuate widely due to risks of rapid obsolescence of products, intense competition, the economic performance of their customers, high technology and research costs, and may face competition from subsidized foreign competitors with lower production costs.

PERFORMANCE


The bar chart below shows the performance of the C-Class Shares of the Electronics Fund from year to year, and the table below shows the performance of both the A-Class and C-Class Shares as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

                                                                   PROSPECTUS 89


ELECTRONICS FUND

                                [GRAPHIC OMITTED]

2002      -49.75%

2003       70.86%

2004      -21.72%

2005        3.72%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 1.89%.

HIGHEST QUARTER RETURN
(quarter ended 6/30/2003)     26.52%
LOWEST QUARTER RETURN
(quarter ended 9/30/2002)    -38.80%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                        SINCE
                                                                      INCEPTION
A-CLASS SHARES                                          PAST 1 YEAR   (9/1/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                       -0.53%        12.10%
Return After Taxes on Distributions 2                     -0.53%        12.10%
Return After Taxes on Distributions and
  Sale of Fund Shares 2                                   -0.34%        10.31%
S&P 500(R) Index 3                                         4.91%        11.52%

                                                                        SINCE
                                                                      INCEPTION
C-CLASS SHARES                                          PAST 1 YEAR  (3/26/2001)
--------------------------------------------------------------------------------
Return Before Taxes                                        3.72%       -10.32%
Return After Taxes on Distributions 2                      3.72%       -10.32%
Return After Taxes on Distributions and
  Sale of Fund Shares 2                                    2.42%        -8.47%
S&P 500(R) Index 3                                         4.91%         3.42%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

90


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Electronics Fund.

                                                               A-CLASS   C-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES 1
      MAXIMUM SALES CHARGE (LOAD)
        IMPOSED ON PURCHASES 2
        (as a percentage of initial purchase price)             4.75%     NONE
      MAXIMUM DEFERRED SALES CHARGE (LOAD)
        (as a percentage of initial purchase price or
        current market value, whichever is lower) 3             NONE 4    1.00%
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
      MANAGEMENT FEES                                           0.85%     0.85%
      DISTRIBUTION (12b-1) AND SHAREHOLDER
        SERVICE FEES                                            0.25%     1.00%
      OTHER EXPENSES                                            0.54%     0.51%
      TOTAL ANNUAL FUND OPERATING EXPENSES                      1.64%     2.36%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

                                                                   PROSPECTUS 91


EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the Electronics Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      ELECTRONICS FUND                  1 YEAR    3 YEARS    5 YEARS    10 YEARS
      --------------------------------------------------------------------------
      A-CLASS SHARES                     $639       $983      $1,351     $2,380

      C-CLASS SHARES

         IF YOU SELL YOUR
         SHARES AT THE END
         OF THE PERIOD:                  $348       $762      $1,303     $2,779

         IF YOU DO NOT SELL
         YOUR SHARES AT THE
         END OF THE PERIOD:              $248       $762      $1,303     $2,779

92


ENERGY FUND
--------------------------------------------------------------------------------
A-CLASS (RYENX)                                                  C-CLASS (RYECX)

FUND OBJECTIVE

The Energy Fund seeks capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy ("Energy Companies").

PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Energy Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Energy Companies that have small to mid-sized capitalizations. Energy Companies are involved in all aspects of the energy industry, including the conventional areas of oil, gas, electricity, and coal, and alternative sources of energy such as nuclear, geothermal, oil shale, and solar power, and include companies that produce, transmit, market, distribute or measure energy; companies involved in providing products and services to companies in the energy field; and companies involved in the exploration of new sources of energy, conservation, and energy-related pollution control. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Energy Fund is subject to a number of other risks that may affect the value of its shares, including:

ENERGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the energy sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Companies may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

PERFORMANCE


The bar chart below shows the performance of the C-Class Shares of the Energy Fund from year to year, and the table below shows the performance of both the A-Class and C-Class Shares as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

                                                                   PROSPECTUS 93


ENERGY FUND

                                [GRAPHIC OMITTED]

2002      -14.09%

2003       22.83%

2004       31.27%

2005       37.34%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 11.87%.

HIGHEST QUARTER RETURN
(quarter ended 9/30/2005)       20.05%
LOWEST QUARTER RETURN
(quarter ended 9/30/2002)      -18.57%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                               SINCE
                                                             INCEPTION
A-CLASS SHARES                                 PAST 1 YEAR   (9/1/2004)
-----------------------------------------------------------------------
Return Before Taxes                               31.70%       35.05%
Return After Taxes on Distributions 2             31.02%       34.52%
Return After Taxes on Distributions and
  Sale of Fund Shares 2                           21.03%       29.84%
S&P 500(R) Index 3                                 4.91%       11.52%

                                                               SINCE
                                                             INCEPTION
C-CLASS SHARES                                 PAST 1 YEAR  (4/19/2001)
-----------------------------------------------------------------------
Return Before Taxes                               37.34%       11.69%
Return After Taxes on Distributions 2             36.63%       11.44%
Return After Taxes on Distributions and
  Sale of Fund Shares 2                           24.73%       10.08%
S&P 500(R) Index 3                                 4.91%        1.61%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

94


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Energy Fund.

                                                               A-CLASS   C-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES 1
      MAXIMUM SALES CHARGE (LOAD)
         IMPOSED ON PURCHASES 2
        (as a percentage of initial purchase price)             4.75%     NONE
      MAXIMUM DEFERRED SALES CHARGE (LOAD)
        (as a percentage of initial purchase price or
        current market value, whichever is lower) 3             NONE 4    1.00%
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
      MANAGEMENT FEES                                           0.85%     0.85%
      DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICE FEES         0.25%     1.00%
      OTHER EXPENSES                                            0.50% 5   0.50%
      TOTAL ANNUAL FUND OPERATING EXPENSES                      1.60%     2.35%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

5 "OTHER EXPENSES" HAVE BEEN RESTATED TO REFLECT A LOWER LEVEL OF TAX EXPENSE FOR THE CURRENT FISCAL YEAR. LAST YEAR THE FUND WAS SUBJECT TO A GREATER LEVEL OF TAX EXPENSE DUE TO AN ERROR. THE ADVISOR REIMBURSED THE FUND THE ENTIRE AMOUNT OF THAT ADDITIONAL TAX EXPENSE. HAD THE EXPENSES NOT BEEN RESTATED IN THE TABLE ABOVE, "OTHER EXPENSES" WOULD HAVE BEEN 0.51% AND "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD HAVE BEEN 1.61%.

                                                                   PROSPECTUS 95


EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the Energy Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      ENERGY FUND                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
      --------------------------------------------------------------------------
      A-CLASS SHARES                        $635      $971     $1,330    $2,337

      C-CLASS SHARES

         IF YOU SELL YOUR
         SHARES AT THE END
         OF THE PERIOD:                     $347      $759     $1,298    $2,769

         IF YOU DO NOT SELL
         YOUR SHARES AT THE
         END OF THE PERIOD:                 $247      $759     $1,298    $2,769

96


ENERGY SERVICES FUND
--------------------------------------------------------------------------------
A-CLASS (RYESX)                                                  C-CLASS (RYVCX)

FUND OBJECTIVE

The Energy Services Fund seeks capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production ("Energy Services Companies").

PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Energy Services Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Energy Services Companies that have small to mid-sized capitalizations. Energy Services Companies are engaged in one or more businesses in the energy services field, including those that provide services and equipment to companies engaged in the production, refinement or distribution of oil, gas, electricity, and coal; companies involved with the production and development of newer sources of energy such as nuclear, geothermal, oil shale, and solar power; companies involved with onshore or offshore drilling; companies involved in production and well maintenance; companies involved in exploration engineering, data and technology; companies involved in energy transport; and companies involved in equipment and plant design or construction. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Energy Services Fund is subject to a number of other risks that may affect the value of its shares, including:

ENERGY SERVICES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the energy services sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Services Companies may fluctuate widely due to the supply and demand both for their specific products or services and for energy products in general, the price of oil and gas, exploration and production spending, governmental regulation and environmental issues, and world events and economic conditions generally affecting energy supply companies.

PERFORMANCE


The bar chart below shows the performance of the C-Class Shares of the Energy Services Fund from year to year, and the table below shows the performance of both the A-Class and C-Class Shares as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

                                                                   PROSPECTUS 97


ENERGY SERVICES FUND

                                [GRAPHIC OMITTED]

2002      -11.46%

2003        7.84%

2004       33.40%

2005       47.08%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 16.76%.

HIGHEST QUARTER RETURN
(quarter ended 9/30/2005)       22.58%
LOWEST QUARTER RETURN
(quarter ended 9/30/2002)      -18.70%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                               SINCE
                                                             INCEPTION
A-CLASS SHARES                                 PAST 1 YEAR   (9/1/2004)
----------------------------------------------------------------------
Return Before Taxes                               41.20%       40.70%
Return After Taxes on Distributions 2             41.20%       40.70%
Return After Taxes on Distributions and
  Sale of Fund Shares 2                           26.78%       34.87%
S&P 500(R) Index 3                                 4.91%       11.52%

                                                               SINCE
                                                             INCEPTION
C-CLASS SHARES                                 PAST 1 YEAR  (3/30/2001)
-----------------------------------------------------------------------
Return Before Taxes                               47.08%        7.06%
Return After Taxes on Distributions 2             47.08%        7.06%
Return After Taxes on Distributions and
  Sale of Fund Shares 2                           30.60%        6.11%
S&P 500(R) Index 3                                 4.91%        3.28%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

98


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Energy Services Fund.

                                                               A-CLASS   C-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES 1
      MAXIMUM SALES CHARGE (LOAD)
        IMPOSED ON PURCHASES 2
        (as a percentage of initial purchase price)             4.75%     NONE
      MAXIMUM DEFERRED SALES CHARGE (LOAD)
        (as a percentage of initial purchase price or
        current market value, whichever is lower) 3             NONE 4    1.00%
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
      MANAGEMENT FEES                                           0.85%     0.85%
      DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICE FEES         0.25%     1.00%
      OTHER EXPENSES                                            0.53%     0.51%
      TOTAL ANNUAL FUND OPERATING EXPENSES                      1.63%     2.36%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

                                                                   PROSPECTUS 99


EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the Energy Services Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      ENERGY SERVICES FUND                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
      --------------------------------------------------------------------------
      A-CLASS SHARES                        $638      $980     $1,346    $2,369

      C-CLASS SHARES

         IF YOU SELL YOUR
         SHARES AT THE END
         OF THE PERIOD:                     $348      $762     $1,303    $2,779

         IF YOU DO NOT SELL
         YOUR SHARES AT THE
         END OF THE PERIOD:                 $248      $762     $1,303    $2,779

100


FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
A-CLASS (RYFNX)                                                  C-CLASS (RYFCX)

FUND OBJECTIVE

The Financial Services Fund seeks capital appreciation by investing in companies that are involved in the financial services sector ("Financial Services Companies").

PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Financial Services Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Financial Services Companies that have small to mid-sized capitalizations. Financial Service Companies include commercial banks, savings and loan associations, insurance companies and brokerage companies. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities. Under SEC regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.


PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Financial Services Fund is subject to a number of other risks that may affect the value of its shares, including:

FINANCIAL SERVICES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the financial services sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Financial Services Companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

PERFORMANCE


The bar chart below shows the performance of the C-Class Shares of the Financial Services Fund from year to year, and the table below shows the performance of both the A-Class and C-Class Shares as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

                                                                  PROSPECTUS 101


FINANCIAL SERVICES FUND

                                [GRAPHIC OMITTED]

2002      -16.46%

2003       28.58%

2004       16.05%

2005        2.18%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 3.34%.

HIGHEST QUARTER RETURN
(quarter ended 6/30/2003)       17.04%
LOWEST QUARTER RETURN
(quarter ended 9/30/2002)      -19.71%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                               SINCE
                                                             INCEPTION
A-CLASS SHARES                                 PAST 1 YEAR   (9/1/2004)
-----------------------------------------------------------------------
Return Before Taxes                               -2.00%        7.23%
Return After Taxes on Distributions 2             -2.33%        6.77%
Return After Taxes on Distributions and Sale
  of Fund Shares 2                                -1.30%        5.89%
S&P 500(R) Index 3                                 4.91%       11.52%

                                                               SINCE
                                                             INCEPTION
C-CLASS SHARES                                 PAST 1 YEAR  (4/19/2001)
-----------------------------------------------------------------------
Return Before Taxes                               2.18%         3.66%
Return After Taxes on Distributions 2             1.83%         3.39%
Return After Taxes on Distributions and Sale
  of Fund Shares 2                                1.42%         2.97%
S&P 500(R) Index 3                                4.91%         1.61%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

102


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Financial Services Fund.

                                                               A-CLASS   C-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES 1
      MAXIMUM SALES CHARGE (LOAD)
        IMPOSED ON PURCHASES 2
        (as a percentage of initial purchase price)             4.75%     NONE
      MAXIMUM DEFERRED SALES CHARGE (LOAD)
        (as a percentage of initial purchase price or
        current market value, whichever is lower) 3             NONE 4    1.00%
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
      MANAGEMENT FEES                                           0.85%     0.85%
      DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICE FEES         0.25%     1.00%
      OTHER EXPENSES 5                                          0.54%     0.49%
      TOTAL ANNUAL FUND OPERATING EXPENSES                      1.64%     2.34%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

5 "OTHER EXPENSES" HAVE BEEN RESTATED TO REFLECT A LOWER LEVEL OF TAX EXPENSE FOR THE CURRENT FISCAL YEAR. LAST YEAR THE FUND WAS SUBJECT TO A GREATER LEVEL OF TAX EXPENSE DUE TO AN ERROR. THE ADVISOR REIMBURSED THE FUND THE ENTIRE AMOUNT OF THAT ADDITIONAL TAX EXPENSE. HAD THE EXPENSES NOT BEEN RESTATED IN THE TABLE ABOVE, "OTHER EXPENSES" WOULD HAVE BEEN 0.55% AND 0.51% FOR A-CLASS SHARES AND C-CLASS SHARES, RESPECTIVELY, AND "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD HAVE BEEN 1.65% AND 2.36% FOR A-CLASS SHARES AND C-CLASS SHARES, RESPECTIVELY.

                                                                  PROSPECTUS 103


EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the Financial Services Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      FINANCIAL SERVICES
      FUND                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
      --------------------------------------------------------------------------
      A-CLASS SHARES                        $639      $983     $1,351    $2,380

      C-CLASS SHARES

         IF YOU SELL YOUR
         SHARES AT THE END
         OF THE PERIOD:                     $346      $756     $1,293    $2,758

         IF YOU DO NOT SELL
         YOUR SHARES AT THE
         END OF THE PERIOD:                 $246      $756     $1,293    $2,758

104


HEALTH CARE FUND
--------------------------------------------------------------------------------
A-CLASS (RYHEX)                                                  C-CLASS (RYHCX)

FUND OBJECTIVE

The Health Care Fund seeks capital appreciation by investing in companies that are involved in the health care industry ("Health Care Companies").

PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Health Care Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Health Care Companies that have small to mid-sized capitalizations. Health Care Companies include pharmaceutical companies, companies involved in the research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care-related products or services. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Health Care Fund is subject to a number of other risks that may affect the value of its shares, including:

HEALTH CARE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the health care sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Companies may fluctuate widely due to government regulation and approval of their products and services, which can have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a Health Care Company's market value and/or share price.

PERFORMANCE


The bar chart below shows the performance of the C-Class Shares of the Health Care Fund from year to year, and the table below shows the performance of both the A-Class and C-Class Shares as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

                                                                  PROSPECTUS 105


HEALTH CARE FUND

                                [GRAPHIC OMITTED]

2002      -20.81%

2003       30.82%

2004        5.17%

2005        9.43%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS -4.20%.

HIGHEST QUARTER RETURN
(quarter ended 6/30/2003)       16.39%
LOWEST QUARTER RETURN
(quarter ended 6/30/2002)      -15.64%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                               SINCE
                                                             INCEPTION
A-CLASS SHARES                                 PAST 1 YEAR   (9/1/2004)
-----------------------------------------------------------------------
Return Before Taxes                               5.05%         9.14%
Return After Taxes on Distributions 2             5.05%         9.14%
Return After Taxes on Distributions and Sale
  of Fund Shares 2                                3.28%         7.78%
S&P 500(R) Index 3                                4.91%        11.52%

                                                               SINCE
                                                             INCEPTION
C-CLASS SHARES                                 PAST 1 YEAR  (3/30/2001)
-----------------------------------------------------------------------
Return Before Taxes                               9.43%         4.04%
Return After Taxes on Distributions 2             9.43%         4.04%
Return After Taxes on Distributions and Sale
  of Fund Shares 2                                6.13%         3.47%
S&P 500(R) Index 3                                4.91%         3.28%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

106


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Health Care Fund.

                                                               A-CLASS   C-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES 1
      MAXIMUM SALES CHARGE (LOAD)
        IMPOSED ON PURCHASES 2
        (as a percentage of initial purchase price)             4.75%     NONE
      MAXIMUM DEFERRED SALES CHARGE (LOAD)
        (as a percentage of initial purchase price or
        current market value, whichever is lower) 3             NONE 4    1.00%
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
      MANAGEMENT FEES                                           0.85%     0.85%
      DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICE FEES         0.25%     1.00%
      OTHER EXPENSES                                            0.52%     0.49%
      TOTAL ANNUAL FUND OPERATING EXPENSES                      1.62%     2.34%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

                                                                  PROSPECTUS 107


EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the Health Care Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      HEALTH CARE FUND                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
      --------------------------------------------------------------------------
      A-CLASS SHARES                        $637      $977     $1,340    $2,358

      C-CLASS SHARES

         IF YOU SELL YOUR
         SHARES AT THE END
         OF THE PERIOD:                     $346      $756     $1,293    $2,758

         IF YOU DO NOT SELL
         YOUR SHARES AT THE
         END OF THE PERIOD:                 $246      $756     $1,293    $2,758

108


INTERNET FUND
--------------------------------------------------------------------------------
A-CLASS (RYINX)                                                  C-CLASS (RYICX)

FUND OBJECTIVE

The Internet Fund seeks capital appreciation by investing in companies that provide products or services designed for or related to the Internet ("Internet Companies").

PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Internet Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Internet Companies that have small to mid-sized capitalizations. Internet Companies are involved in all aspects of research, design development, manufacturing or distribution of products or services for use with the Internet or Internet related businesses. Such companies may provide information or entertainment services over the Internet; sell or distribute goods and services over the Internet; provide infrastructure systems or otherwise provide hardware, software or support which impacts Internet commerce; or provide Internet access to consumers and businesses. Internet companies may also include companies that provide Intranet and Extranet services. The Fund will maintain an adequate representation of the various industries in the Internet sector. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Internet Fund is subject to a number of other risks that may affect the value of its shares, including:

INTERNET SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the Internet sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Internet Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems related to bringing their products to market and rapid obsolescence of products.

PERFORMANCE


The bar chart below shows the performance of the C-Class Shares of the Internet Fund from year to year, and the table below shows the performance of both the A-Class and C-Class Shares as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

                                                                  PROSPECTUS 109


INTERNET FUND

                               [GRAPHIC OMITTED]

2002       -44.07%

2003        62.42%

2004        11.82%

2005        -2.99%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS -2.86%.

HIGHEST QUARTER RETURN
(quarter ended 12/31/2002)     31.76%
LOWEST QUARTER RETURN
(quarter ended 6/30/2002)     -31.67%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                       SINCE
                                                                     INCEPTION
A-CLASS SHARES                                    PAST 1 YEAR        (9/1/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                  -6.92%            10.17%
Return After Taxes on Distributions 2                -6.92%            10.17%
Return After Taxes on Distributions and
   Sale of Fund Shares 2                             -4.50%             8.67%
S&P 500(R) Index 3                                    4.91%            11.52%

                                                                       SINCE
                                                                     INCEPTION
C-CLASS SHARES                                    PAST 1 YEAR       (4/19/2001)
--------------------------------------------------------------------------------
Return Before Taxes                                  -2.99%            -8.07%
Return After Taxes on Distributions 2                -2.99%            -8.07%
Return After Taxes on Distributions and
  Sale of Fund Shares 2                              -1.95%            -6.68%
S&P 500(R) Index 3                                    4.91%             1.61%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

110


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Internet Fund.

                                                              A-CLASS   C-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES 1
      MAXIMUM SALES CHARGE (LOAD)
        IMPOSED ON PURCHASES 2
        (as a percentage of initial purchase price)            4.75%     NONE
      MAXIMUM DEFERRED SALES CHARGE (LOAD)
        (as a percentage of initial purchase price or
        current market value, whichever is lower) 3            NONE 4    1.00%
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
      MANAGEMENT FEES                                          0.85%     0.85%
      DISTRIBUTION (12b-1) AND SHAREHOLDER
        SERVICE FEES                                           0.25%     1.00%
      OTHER EXPENSES                                           0.53%     0.50%
      TOTAL ANNUAL FUND OPERATING EXPENSES                     1.63%     2.35%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

                                                                  PROSPECTUS 111


EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the Internet Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      INTERNET FUND                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
      --------------------------------------------------------------------------
      A-CLASS SHARES                        $638      $980     $1,346    $2,369

      C-CLASS SHARES

        IF YOU SELL YOUR
        SHARES AT THE END
        OF THE PERIOD:                      $347      $759     $1,298    $2,769

        IF YOU DO NOT SELL
        YOUR SHARES AT THE
        END OF THE PERIOD:                  $247      $759     $1,298    $2,769

112


LEISURE FUND
--------------------------------------------------------------------------------
A-CLASS (RYLSX)                                                  C-CLASS (RYLCX)

FUND OBJECTIVE

The Leisure Fund seeks capital appreciation by investing in companies engaged in leisure and entertainment businesses ("Leisure Companies").

PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Leisure Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Leisure Companies that have small to mid-sized capitalizations. Leisure Companies are engaged in the design, production, or distribution of goods or services in the leisure industries. Leisure Companies include hotels and resorts, casinos, radio and television broadcasting and advertising companies, motion picture production companies, toys and sporting goods manufacturers, musical recording companies and instrument manufacturers, alcohol and tobacco, and publishing. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Leisure Fund is subject to a number of other risks that may affect the value of its shares, including:

LEISURE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the leisure sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Securities of Leisure Companies may be considered speculative, and generally exhibit greater volatility than the overall market. The prices of the securities of Leisure Companies may fluctuate widely due to unpredictable earnings, due in part to changing consumer tastes and intense competition, strong reaction to technological developments and to the threat of increased government regulation, particularly in the gaming arena.

PERFORMANCE


The bar chart below shows the performance of the C-Class Shares of the Leisure Fund from year to year, and the table below shows the performance of both the A-Class and C-Class Shares as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

                                                                  PROSPECTUS 113


LEISURE FUND

                               [GRAPHIC OMITTED]

2002       -16.10%

2003        33.28%

2004        21.92%

2005        -6.20%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 6.08%.

HIGHEST QUARTER RETURN
(quarter ended 6/30/2003)        18.17%
LOWEST QUARTER RETURN
(quarter ended 9/30/2002)       -17.65%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                       SINCE
                                                                     INCEPTION
A-CLASS SHARES                                    PAST 1 YEAR        (9/1/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                 -10.07%            6.93%
Return After Taxes on Distributions 2               -10.07%            6.93%
Return After Taxes on Distributions and
  Sale of Fund Shares 2                              -6.54%            5.90%
S&P 500(R) Index 3                                    4.91%           11.52%

                                                                       SINCE
                                                                     INCEPTION
C-CLASS SHARES                                    PAST 1 YEAR        (5/3/2001)
--------------------------------------------------------------------------------
Return Before Taxes                                  -6.20%           -0.67%
Return After Taxes on Distributions 2                -6.20%           -0.67%
Return After Taxes on Distributions and
  Sale of Fund Shares 2                              -4.03%           -0.56%
S&P 500(R) Index 3                                    4.91%            1.71%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

114


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Leisure Fund.

                                                              A-CLASS   C-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES 1
      MAXIMUM SALES CHARGE (LOAD)
        IMPOSED ON PURCHASES 2
        (as a percentage of initial purchase price)             4.75%     NONE
      MAXIMUM DEFERRED SALES CHARGE (LOAD)
        (as a percentage of initial purchase price or
        current market value, whichever is lower) 3             NONE 4    1.00%
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
      MANAGEMENT FEES                                           0.85%     0.85%
      DISTRIBUTION (12b-1) AND SHAREHOLDER
        SERVICE FEES                                            0.25%     1.00%
      OTHER EXPENSES                                            0.50%     0.47%
      TOTAL ANNUAL FUND OPERATING EXPENSES                      1.60%     2.32%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

                                                                  PROSPECTUS 115


EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the Leisure Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      LEISURE FUND                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
      --------------------------------------------------------------------------
      A-CLASS SHARES                       $635     $971      $1,330    $2,337

      C-CLASS SHARES

        IF YOU SELL YOUR
        SHARES AT THE END
        OF THE PERIOD:                     $344     $750      $1,282    $2,737

        IF YOU DO NOT SELL
        YOUR SHARES AT THE
        END OF THE PERIOD:                 $244     $750      $1,282    $2,737

116


PRECIOUS METALS FUND
--------------------------------------------------------------------------------
A-CLASS (RYMNX)                                                  C-CLASS (RYZCX)

FUND OBJECTIVE

The Precious Metals Fund seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services ("Precious Metals Companies").

PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Precious Metals Companies that are traded in the United States and foreign countries. In addition, the Fund will invest to a significant extent in the securities of Precious Metals Companies that have small to mid-sized capitalizations. Precious metals include gold, silver, platinum and other precious metals. Precious Metals Companies include precious metal manufacturers; distributors of precious metal products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies which provide services to Precious Metals Companies. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Precious Metals Fund is subject to a number of other risks that may affect the value of its shares, including:

PRECIOUS METALS SECTOR CONCENTRATION RISK - The risk that the relatively few securities of issuers in the mining industry that the Fund purchases will under perform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry, as well as to the volatility of global prices for precious metals. The prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations, currency fluctuations, speculation, worldwide demand and political developments in precious metals producing countries.

FOREIGN INVESTMENT RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could affect investment in foreign countries. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies. The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. Dollar. These currency movements may negatively impact the value of a Fund security even when there is no change in the value of the security in the issuer's home country. Under normal circumstances, the Fund does not plan to hedge against the risk of currency exchange rate fluctuations.

                                                                  PROSPECTUS 117


PERFORMANCE


The bar chart below shows the performance of the C-Class Shares of the Precious Metals Fund from year to year, and the table below shows the performance of both the A-Class and C-Class Shares as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

PRECIOUS METALS FUND

                               [GRAPHIC OMITTED]

2002       46.88%

2003       40.81%

2004      -14.94%

2005       20.34%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 13.84%.

HIGHEST QUARTER RETURN
(quarter ended 3/31/2002)       32.19%
LOWEST QUARTER RETURN
(quarter ended 6/30/2004)      -21.20%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                       SINCE
                                                                     INCEPTION
A-CLASS SHARES                                      PAST 1 YEAR      (9/1/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                   15.55%           12.94%
Return After Taxes on Distributions 2                 15.55%           12.94%
Return After Taxes on Distributions and
   Sale of Fund Shares 2                              10.11%           11.03%
S&P 500(R) Index 3                                     4.91%           11.52%

                                                                       SINCE
                                                                     INCEPTION
C-CLASS SHARES                                      PAST 1 YEAR     (4/27/2001)
--------------------------------------------------------------------------------
Return Before Taxes                                   20.34%           18.24%
Return After Taxes on Distributions 2                 20.34%           18.17%
Return After Taxes on Distributions and
   Sale of Fund Shares 2                              13.22%           16.05%
S&P 500(R) Index 3                                     4.91%            1.63%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF

118


      FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Precious Metals Fund.

                                                             A-CLASS     C-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES 1
      MAXIMUM SALES CHARGE (LOAD)
        IMPOSED ON PURCHASES 2
        (as a percentage of initial purchase price)            4.75%      NONE
      MAXIMUM DEFERRED SALES CHARGE (LOAD)
        (as a percentage of initial purchase price or
        current market value, whichever is lower) 3            NONE 4     1.00%
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
      MANAGEMENT FEES                                          0.75%      0.75%
      DISTRIBUTION (12b-1) AND SHAREHOLDER
        SERVICE FEES                                           0.25%      1.00%
      OTHER EXPENSES                                           0.52%      0.50%
      TOTAL ANNUAL FUND OPERATING EXPENSES                     1.52%      2.25%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

                                                                  PROSPECTUS 119


EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the Precious Metals Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      PRECIOUS METALS FUND                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
      --------------------------------------------------------------------------
      A-CLASS SHARES                        $627      $947     $1,289    $2,251

      C-CLASS SHARES

        IF YOU SELL YOUR
        SHARES AT THE END
        OF THE PERIOD:                      $336      $728     $1,245    $2,664

        IF YOU DO NOT SELL
        YOUR SHARES AT THE
        END OF THE PERIOD:                  $236      $728     $1,245    $2,664

120


REAL ESTATE FUND
--------------------------------------------------------------------------------
A-CLASS (RYREX)                                                  C-CLASS (RYCRX)

FUND OBJECTIVE

The Real Estate Fund seeks to provide capital appreciation by investing in companies that are involved in the real estate industry including real estate investment trusts ("REITs") (collectively, "Real Estate Companies").

PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Real Estate Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Real Estate Companies that have small to mid-sized capitalizations. Real Estate Companies, which also include master limited partnerships, are engaged in the ownership, construction, management, financing or sale of residential, commercial or industrial real estate. Real Estate Companies may also include companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Real Estate Fund is subject to a number of other risks that may affect the value of its shares, including:

REAL ESTATE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the real estate sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in Real Estate Companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting Real Estate Companies. Investments in Real Estate Companies may also subject the Fund to the risks associated with the direct ownership of real estate. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry. Also, Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while Mortgage REITs may be affected by the quality of the credit extended. In addition to these risks, REITs are dependent on specialized management skills, and some REITs may have investments in relatively few properties, or in a small geographic area or a single type of property. These factors may increase the volatility of the Fund's investments in REITs.

                                                                  PROSPECTUS 121



PERFORMANCE


The bar chart below shows the performance of the C-Class Shares of the Real Estate Fund from year to year, and the table below shows the performance of both the A-Class and C-Class Shares as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

REAL ESTATE FUND

                               [GRAPHIC OMITTED]

2005       5.72%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 9.94%.

HIGHEST QUARTER RETURN
(quarter ended 6/30/2005)     13.31%
LOWEST QUARTER RETURN
(quarter ended 3/31/2005)     -8.33%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                       SINCE
                                                                     INCEPTION
A-CLASS SHARES                                         PAST 1 YEAR   (9/1/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                       1.42%        11.76%
Return After Taxes on Distributions 2                     1.33%        11.54%
Return After Taxes on Distributions and
  Sale of Fund Shares 2                                   1.05%         9.94%
S&P 500(R) Index 3                                        4.91%        11.52%

                                                                       SINCE
                                                                     INCEPTION
C-CLASS SHARES                                         PAST 1 YEAR  (2/20/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                       5.72%        14.25%
Return After Taxes on Distributions 2                     5.62%        14.09%
Return After Taxes on Distributions and
  Sale of Fund Shares 2                                   3.84%        12.16%
S&P 500(R) Index 3                                        4.91%         6.68%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS

122


      AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Real Estate Fund.

                                                               A-CLASS   C-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES 1
      MAXIMUM SALES CHARGE (LOAD)
        IMPOSED ON PURCHASES 2
        (as a percentage of initial purchase price)             4.75%     NONE
      MAXIMUM DEFERRED SALES CHARGE (LOAD)
        (as a percentage of initial purchase price or
        current market value, whichever is lower) 3             NONE 4    1.00%
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
      MANAGEMENT FEES                                           0.85%     0.85%
      DISTRIBUTION (12b-1) AND SHAREHOLDER
        SERVICE FEES                                            0.25%     1.00%
      OTHER EXPENSES                                            0.47%     0.51%
      TOTAL ANNUAL FUND OPERATING EXPENSES                      1.57%     2.36%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

                                                                  PROSPECTUS 123


EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the Real Estate Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      REAL ESTATE FUND                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
      --------------------------------------------------------------------------
      A-CLASS SHARES                        $632      $962     $1,315    $2,304

      C-CLASS SHARES

        IF YOU SELL YOUR
        SHARES AT THE END
        OF THE PERIOD:                      $348      $762     $1,303    $2,779

        IF YOU DO NOT SELL
        YOUR SHARES AT THE
        END OF THE PERIOD:                  $248      $762     $1,303    $2,779

124


RETAILING FUND
--------------------------------------------------------------------------------
A-CLASS (RYRTX)                                                  C-CLASS (RYRCX)

FUND OBJECTIVE

The Retailing Fund seeks capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, restaurant franchises, mail order operations and other companies involved in selling products to consumers ("Retailing Companies").

PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Retailing Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Retailing Companies that have small to mid-sized capitalizations. Retailing Companies include drug and department stores; suppliers of goods and services for homes, home improvements and yards; clothing, jewelry, electronics and computer retailers; franchise restaurants; motor vehicle and marine dealers; warehouse membership clubs; mail order operations; and companies involved in alternative selling methods. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Retailing Fund is subject to a number of other risks that may affect the value of its shares, including:

RETAILING SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the retailing sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Retailing Companies may fluctuate widely due to consumer spending, which is affected by general economic conditions and consumer confidence levels. The retailing industry is highly competitive, and a Retailing Company's success is often tied to its ability to anticipate and react to changing consumer tastes. Many Retailing Companies are thinly capitalized, and are dependent upon a relatively few number of business days to achieve their overall results.

PERFORMANCE


The bar chart below shows the performance of the C-Class Shares of the Retailing Fund from year to year, and the table below shows the performance of both the A-Class and C-Class Shares as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

                                                                  PROSPECTUS 125


RETAILING FUND

                               [GRAPHIC OMITTED]

2002      -24.54%

2003       32.64%

2004        8.33%

2005        3.76%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 0.58%.

HIGHEST QUARTER RETURN
(quarter ended 6/30/2003)      19.59%
LOWEST QUARTER RETURN
(quarter ended 9/30/2002)     -18.98%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                       SINCE
                                                                     INCEPTION
A-CLASS SHARES                                         PAST 1 YEAR   (9/1/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                      -0.48%         9.77%
Return After Taxes on Distributions 2                    -0.48%         9.77%
Return After Taxes on Distributions and
  Sale of Fund Shares 2                                  -0.31%         8.33%
S&P 500(R) Index 3                                        4.91%        11.52%

                                                                       SINCE
                                                                     INCEPTION
C-CLASS SHARES                                         PAST 1 YEAR   (5/9/2001)
--------------------------------------------------------------------------------
Return Before Taxes                                       3.76%         2.81%
Return After Taxes on Distributions 2                     3.76%         2.81%
Return After Taxes on Distributions and
  Sale of Fund Shares 2                                   2.44%         2.41%
S&P 500(R) Index 3                                        4.91%         1.59%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

126


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Retailing Fund.

                                                               A-CLASS   C-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES 1
      MAXIMUM SALES CHARGE (LOAD)
        IMPOSED ON PURCHASES 2
        (as a percentage of initial purchase price)             4.75%     NONE
      MAXIMUM DEFERRED SALES CHARGE (LOAD)
        (as a percentage of initial purchase price or
        current market value, whichever is lower) 3             NONE 4    1.00%
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
      MANAGEMENT FEES                                           0.85%     0.85%
      DISTRIBUTION (12b-1) AND SHAREHOLDER
        SERVICE FEES                                            0.25%     1.00%
      OTHER EXPENSES                                            0.49%     0.49%
      TOTAL ANNUAL FUND OPERATING EXPENSES                      1.59%     2.34%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

                                                                  PROSPECTUS 127


EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the Retailing Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      RETAILING FUND                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
      --------------------------------------------------------------------------
      A-CLASS SHARES                        $634      $968     $1,325    $2,326

      C-CLASS SHARES

        IF YOU SELL YOUR
        SHARES AT THE
        END OF THE PERIOD:                  $346      $756     $1,293    $2,758

        IF YOU DO NOT SELL
        YOUR SHARES AT THE
        END OF THE PERIOD:                  $246      $756     $1,293    $2,758

128


TECHNOLOGY FUND
--------------------------------------------------------------------------------
A-CLASS (RYTHX)                                                  C-CLASS (RYCHX)

FUND OBJECTIVE

The Technology Fund seeks capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies ("Technology Companies").

PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Technology Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Technology Companies that have small to mid-sized capitalizations. Technology Companies are companies that the Advisor believes have, or will develop, products, processes, or services that will provide technological advances and improvements. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, semiconductor, electronics, communications, health care, and biotechnology sectors. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Technology Fund is subject to a number of other risks that may affect the value of its shares, including:

TECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the technology sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Technology Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

PERFORMANCE


The bar chart below shows the performance of the C-Class Shares of the Technology Fund from year to year, and the table below shows the performance of both the A-Class and C-Class Shares as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

                                                                  PROSPECTUS 129


TECHNOLOGY FUND

                               [GRAPHIC OMITTED]

2002      -40.77%

2003       55.57%

2004       -0.73%

2005        1.56%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS -3.88%.

HIGHEST QUARTER RETURN
(quarter ended 6/30/2003)      26.57%
LOWEST QUARTER RETURN
(quarter ended 6/30/2002)     -27.71%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                       SINCE
                                                                     INCEPTION
A-CLASS SHARES                                         PAST 1 YEAR   (9/1/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                      -2.84%        10.95%
Return After Taxes on Distributions 2                    -2.94%        10.87%
Return After Taxes on Distributions and
  Sale of Fund Shares 2                                  -1.85%         9.28%
S&P 500(R) Index 3                                        4.91%        11.52%

                                                                       SINCE
                                                                     INCEPTION
C-CLASS SHARES                                         PAST 1 YEAR  (4/18/2001)
--------------------------------------------------------------------------------
Return Before Taxes                                       1.56%        -5.92%
Return After Taxes on Distributions 2                     1.46%        -5.94%
Return After Taxes on Distributions and
  Sale of Fund Shares 2                                   1.02%        -4.95%
S&P 500(R) Index 3                                        4.91%         1.88%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

130


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Technology Fund.

                                                               A-CLASS   C-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES 1
      MAXIMUM SALES CHARGE (LOAD)
        IMPOSED ON PURCHASES 2
        (as a percentage of initial purchase price)             4.75%     NONE
      MAXIMUM DEFERRED SALES CHARGE (LOAD)
        (as a percentage of initial purchase price or
        current market value, whichever is lower) 3             NONE 4    1.00%
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
      MANAGEMENT FEES                                           0.85%     0.85%
      DISTRIBUTION (12b-1) AND SHAREHOLDER
        SERVICE FEES                                            0.25%     1.00%
      OTHER EXPENSES                                            0.53%     0.50%
      TOTAL ANNUAL FUND OPERATING EXPENSES                      1.63%     2.35%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

                                                                  PROSPECTUS 131


EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the Technology Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      TECHNOLOGY FUND                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
      --------------------------------------------------------------------------
      A-CLASS SHARES                        $638      $980     $1,346    $2,369

      C-CLASS SHARES

        IF YOU SELL YOUR
        SHARES AT THE END
        OF THE PERIOD:                      $347      $759     $1,298    $2,769

        IF YOU DO NOT SELL
        YOUR SHARES AT THE
        END OF THE PERIOD:                  $247      $759     $1,298    $2,769

132


TELECOMMUNICATIONS FUND
--------------------------------------------------------------------------------
A-CLASS (RYTLX)                                                  C-CLASS (RYCSX)

FUND OBJECTIVE

The Telecommunications Fund seeks capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment ("Telecommunications Companies").

PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Telecommunications Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Telecommunications Companies that have small to mid-sized capitalizations. Telecommunications Companies range from traditional local and long-distance telephone services or equipment providers, to companies involved in developing technologies such as cellular telephone or paging services, Internet equipment and service providers, and fiber-optics. Although many established Telecommunications Companies pay an above-average dividend, the Fund's investment decisions are primarily based on growth potential and not on income. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Telecommunications Fund is subject to a number of other risks that may affect the value of its shares, including:

TELECOMMUNICATIONS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the telecommunications sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Telecommunications Companies may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of Telecommunications Companies in their primary markets.

PERFORMANCE


The bar chart below shows the performance of the C-Class Shares of the Telecommunications Fund from year to year, and the table below shows the performance of both the A-Class and C-Class Shares as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

                                                                  PROSPECTUS 133


TELECOMMUNICATIONS FUND

                               [GRAPHIC OMITTED]

2002       -43.79%

2003        31.08%

2004        12.15%

2005        -1.36%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 5.37%.

HIGHEST QUARTER RETURN
(quarter ended 12/31/2002)       35.77%
LOWEST QUARTER RETURN
(quarter ended 6/30/2002)       -29.86%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                       SINCE
                                                                     INCEPTION
A-CLASS SHARES                                        PAST 1 YEAR    (9/1/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                      -5.38%         6.57%
Return After Taxes on Distributions 2                    -6.24%         5.85%
Return After Taxes on Distributions and
   Sale of Fund  Shares 2                                -3.49%         5.18%
S&P 500(R) Index 3                                        4.91%        11.52%

                                                                       SINCE
                                                                     INCEPTION
C-CLASS SHARES                                        PAST 1 YEAR   (4/18/2001)
--------------------------------------------------------------------------------
Return Before Taxes                                      -1.36%       -11.17%
Return After Taxes on Distributions 2                    -2.26%       -11.40%
Return After Taxes on Distributions and
   Sale of Fund Shares 2                                 -0.88%        -9.26%
S&P 500(R) Index 3                                        4.91%         1.88%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

134


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Telecommunications Fund.

                                                             A-CLASS     C-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES 1
      MAXIMUM SALES CHARGE (LOAD)
         IMPOSED ON PURCHASES 2
         (as a percentage of initial purchase price)          4.75%        NONE
      MAXIMUM DEFERRED SALES CHARGE (LOAD)
         (as a percentage of initial purchase price or
         current market value, whichever is lower) 3          NONE 4      1.00%
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from Fund assets)
      MANAGEMENT FEES                                         0.85%       0.85%
      DISTRIBUTION (12b-1) AND SHAREHOLDER
         SERVICE FEES                                         0.25%       1.00%
      OTHER EXPENSES                                          0.78%       0.46%
      TOTAL ANNUAL FUND OPERATING EXPENSES                    1.88%       2.31%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

                                                                  PROSPECTUS 135


EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the Telecommunications Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      TELECOMMUNICATIONS FUND           1 YEAR    3 YEARS    5 YEARS    10 YEARS
      --------------------------------------------------------------------------
      A-CLASS SHARES                     $663     $1,056      $1,474     $2,633

      C-CLASS SHARES

         IF YOU SELL YOUR
         SHARES AT THE END
         OF THE PERIOD:                  $343      $ 747      $1,277     $2,727

         IF YOU DO NOT SELL
         YOUR SHARES AT THE
         END OF THE PERIOD:              $243      $ 747      $1,277     $2,727

136


TRANSPORTATION FUND
--------------------------------------------------------------------------------
A-CLASS (RYTSX)                                                  C-CLASS (RYCNX)

FUND OBJECTIVE

The Transportation Fund seeks capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment ("Transportation Companies").

PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Transportation Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Transportation Companies that have small to mid-sized capitalizations. Transportation Companies may include, for example, companies involved in the movement of freight or people, such as airline, railroad, ship, truck and bus companies; equipment manufacturers (including makers of trucks, automobiles, planes, containers, railcars or other modes of transportation and related products); parts suppliers; and companies involved in leasing, maintenance, and transportation-related services. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Transportation Fund is subject to a number of other risks that may affect the value of its shares, including:

TRANSPORTATION SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the transportation sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Transportation Companies may fluctuate widely due to their cyclical nature, occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements, and insurance costs, the recent trend of government deregulation, and increased competition from foreign companies, many of which are partially funded by foreign governments and which may be less sensitive to short-term economic pressures.

PERFORMANCE


The bar chart below shows the performance of the C-Class Shares of the Transportation Fund from year to year, and the table below shows the performance of both the A-Class and C-Class Shares as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

                                                                  PROSPECTUS 137


TRANSPORTATION FUND

                               [GRAPHIC OMITTED]

2002       -13.68%

2003        17.55%

2004        20.56%

2005         6.77%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 14.97%.

HIGHEST QUARTER RETURN
(quarter ended 12/31/2004)       17.46%
LOWEST QUARTER RETURN
(quarter ended 9/30/2002)       -19.03%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                       SINCE
                                                                     INCEPTION
A-CLASS SHARES                                        PAST 1 YEAR    (9/1/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                      2.50%         18.44%
Return After Taxes on Distributions 2                    2.50%         18.44%
Return After Taxes on Distributions and
   Sale of Fund Shares 2                                 1.62%         15.74%
S&P 500(R) Index 3                                       4.91%         11.52%

                                                                       SINCE
                                                                     INCEPTION
C-CLASS SHARESS                                       PAST 1 YEAR   (5/14/2001)
--------------------------------------------------------------------------------
Return Before Taxes                                      6.77%          4.82%
Return After Taxes on Distributions 2                    6.77%          4.82%
Return After Taxes on Distributions and
   Sale of Fund Shares 2                                 4.40%          4.14%
S&P 500(R) Index 3                                       4.91%          1.70%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

138


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Transportation Fund.

                                                             A-CLASS     C-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES 1
      MAXIMUM SALES CHARGE (LOAD)
         IMPOSED ON PURCHASES 2
         (as a percentage of initial purchase price)          4.75%       NONE
      MAXIMUM DEFERRED SALES CHARGE (LOAD)
         (as a percentage of initial purchase price or
         current market value, whichever is lower) 3          NONE 4      1.00%
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
      MANAGEMENT FEES                                         0.85%       0.85%
      DISTRIBUTION (12b-1) AND SHAREHOLDER
         SERVICE FEES                                         0.25%       1.00%
      OTHER EXPENSES                                          0.56%       0.53%
      TOTAL ANNUAL FUND OPERATING EXPENSES                    1.66%       2.38%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

                                                                  PROSPECTUS 139


EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the Transportation Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      TRANSPORTATION FUND               1 YEAR    3 YEARS    5 YEARS    10 YEARS
      --------------------------------------------------------------------------
      A-CLASS SHARES                     $641       $989      $1,361     $2,401

      C-CLASS SHARES

         IF YOU SELL YOUR
         SHARES AT THE END
         OF THE PERIOD:                  $350       $769      $1,314     $2,800

         IF YOU DO NOT SELL
         YOUR SHARES AT THE
         END OF THE PERIOD:              $250       $769      $1,314     $2,800

140


UTILITIES FUND
--------------------------------------------------------------------------------
A-CLASS (RYUTX)                                                  C-CLASS (RYCUX)

FUND OBJECTIVE

The Utilities Fund seeks capital appreciation by investing in companies that operate public utilities ("Utilities Companies").

PRINCIPAL INVESTMENT STRATEGY


The Fund invests substantially all of its assets in equity securities of Utilities Companies that are traded in the United States. In addition, the Fund will invest to a significant extent in the securities of Utilities Companies that have small to mid-sized capitalizations. Utilities Companies may include companies involved in the manufacturing, production, generation, transmission, distribution or sales of gas or electric energy; water supply, waste and sewage disposal; and companies that receive a majority of their revenues from their public utility operations. The Fund may also engage in futures and options transactions, and purchase ADRs and U.S. Government securities.


PRINCIPAL RISKS

In addition to the risks common to investing in any Sector Fund, the Utilities Fund is subject to a number of other risks that may affect the value of its shares, including:

UTILITIES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the utilities sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Utilities Companies may fluctuate widely due to government regulation; the effect of interest rates on capital financing; competitive pressures due to deregulation in the utilities industry; supply and demand for services; increased sensitivity to the cost of natural resources required for energy production; and environmental factors such as conservation of natural resources or pollution control.

PERFORMANCE


The bar chart below shows the performance of the C-Class Shares of the Utilities Fund from year to year, and the table below shows the performance of both the A-Class and C-Class Shares as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

                                                                  PROSPECTUS 141


UTILITIES FUND

                               [GRAPHIC OMITTED]

2002       -33.32%

2003        24.15%

2004        15.49%

2005         9.11%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 4.06%.

HIGHEST QUARTER RETURN
(quarter ended 6/30/2003)        20.09%
LOWEST QUARTER RETURN
(quarter ended 9/30/2002)       -23.39%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                       SINCE
                                                                     INCEPTION
A-CLASS SHARES                                        PAST 1 YEAR    (9/1/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                      4.79%         10.91%
Return After Taxes on Distributions 2                    4.14%         10.00%
Return After Taxes on Distributions and
   Sale of Fund Shares 2                                 3.12%          8.77%
S&P 500(R) Index 3                                       4.91%         11.52%

                                                                       SINCE
                                                                     INCEPTION
C-CLASS SHARES                                        PAST 1 YEAR   (4/27/2001)
--------------------------------------------------------------------------------
Return Before Taxes                                      9.11%         -6.36%
Return After Taxes on Distributions 2                    8.42%         -7.64%
Return After Taxes on Distributions and
   Sale of Fund Shares 2                                 5.93%         -6.07%
S&P 500(R) Index 3                                       4.91%          1.63%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY S&P ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

142


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Utilities Fund.

                                                             A-CLASS     C-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES 1
      MAXIMUM SALES CHARGE (LOAD)
         IMPOSED ON PURCHASES 2
         (as a percentage of initial purchase price)          4.75%       NONE
      MAXIMUM DEFERRED SALES CHARGE (LOAD)
         (as a percentage of initial purchase price or
         current market value, whichever is lower) 3         NONE 4       1.00%
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
      MANAGEMENT FEES                                         0.85%       0.85%
      DISTRIBUTION (12b-1) AND SHAREHOLDER
         SERVICE FEES                                         0.25%       1.00%
      OTHER EXPENSES                                          0.50%       0.49%
      TOTAL ANNUAL FUND OPERATING EXPENSES                    1.60%       2.34%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

                                                                  PROSPECTUS 143


EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the Utilities Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      UTILITIES FUND                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
      --------------------------------------------------------------------------
      A-CLASS SHARES                     $635       $971      $1,330     $2,337

      C-CLASS SHARES

         IF YOU SELL YOUR
         SHARES AT THE END
         OF THE PERIOD:                  $346       $756      $1,293     $2,758

         IF YOU DO NOT SELL
         YOUR SHARES AT THE
         END OF THE PERIOD:              $246       $756      $1,293     $2,758

144



RYDEX INTERNATIONAL EQUITY FUNDS
--------------------------------------------------------------------------------

EUROPE ADVANTAGE FUND
JAPAN ADVANTAGE FUND


COMMON RISK/RETURN INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES


Each International Equity Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The investment objective of each International Equity Fund is non-fundamental and may be changed without shareholder approval.


PRINCIPAL RISKS


ACTIVE TRADING RISK - A significant portion of the assets of the Funds may come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Funds may negatively impact the Funds' ability to achieve their respective investment objectives.

DEPOSITARY RECEIPT RISK - The Funds may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in a Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.


DERIVATIVES RISK - The Funds' use of equity derivatives such as futures, options and swap agreements to pursue their respective investment objectives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. These risks may cause the Funds to experience higher losses than funds that do not use derivatives.

EARLY CLOSING RISK - The Funds are subject to the risk that unanticipated early closings of securities exchanges may result in the Funds' inability to buy or sell securities on that day. If an exchange closes early on a day when a Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

FOREIGN CURRENCY RISK - The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. Dollar. These currency movements may negatively impact the value of the Funds' securities even when there is no change in the value of the security in the issuer's home country. Under normal circumstances, the Funds do not plan to hedge against the risk of currency exchange rate fluctuations.

FOREIGN SECURITIES RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could adversely affect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.

                                                                  PROSPECTUS 145


GEOGRAPHIC CONCENTRATION RISK - Because a significant portion of the assets of the Europe Advantage Fund and Japan Advantage Fund are invested in a specific geographical region, the value of their investments and the NAV of the Funds could decline more dramatically as a result of adverse events affecting those regions.


LEVERAGING RISK - The more the Funds invest in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will also have the effect of magnifying tracking error risk.

Since the Funds' investment strategies involve consistently applied leverage, the value of the Funds' shares will tend to increase or decrease more than the value of any increase or decrease in their respective benchmarks. Leverage will also have the effect of magnifying tracking error risk.

MARKET RISK - Due to market conditions, the value of the Funds' equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in a Fund to decrease.


NON-DIVERSIFICATION RISK - Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SWAP COUNTERPARTY CREDIT RISK - The Funds are subject to credit risk on the amount they expect to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to a Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK - The Advisor may not be able to cause a Fund's performance to match that of the Fund's benchmark, either on a daily or aggregate basis. The Europe Advantage and Japan Advantage Funds seek to track their respective benchmarks over time, but are subject to the effects of mathematical compounding. Tracking error risk may cause a Fund's performance to be less than you expect.

The price of each Fund is calculated at the close of the U.S. markets using fair value prices. Due to the differences in times between the close of the European and Japanese markets and the time the Funds price their shares, the value the Funds assign to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. On a daily basis, the Funds are priced with consideration to the performance of securities on their primary exchanges, foreign currency appreciation/ depreciation, and market movement in the U.S. as related to the securities. As a result, the tracking error risk for these Funds may be higher than other Rydex Funds.

146



EUROPE ADVANTAGE FUND
(FORMERLY, LARGE-CAP EUROPE FUND)
--------------------------------------------------------------------------------
A-CLASS (RYAEX)                                                  C-CLASS (RYCEX)


FUND OBJECTIVE


The Europe Advantage Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is the Dow Jones STOXX 50 Index(SM) (the "underlying index").


If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PRINCIPAL INVESTMENT STRATEGY


The Fund invests principally in securities of companies included in the underlying index and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to its benchmark. The Advisor will attempt to consistently apply leverage to increase the Fund's exposure to 125% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

Under normal circumstances, the Europe Advantage Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities of European issuers and derivatives thereof. This is a non-fundamental policy that can be changed by the Europe Advantage Fund upon 60 days' prior notice to shareholders.


PRINCIPAL RISKS


In addition to the risks common to investing in any International Equity Fund, the Europe Advantage Fund is subject to a number of other risks that may affect the value of its shares, including:


GEOGRAPHIC CONCENTRATION IN EUROPE - Countries in Europe may be significantly affected by the tight fiscal and monetary controls of the European Economic and Monetary Union (EMU).

INVESTOR PROFILE

Investors who expect the Dow Jones STOXX 50 Index(SM) to go up and want accelerated investment gains when the Index does so. These investors must also be willing to bear the risk of equally accelerated losses if the Dow Jones STOXX 50 Index(SM) goes down.

PERFORMANCE


The bar chart below shows the performance of the C-Class Shares of the Europe Advantage Fund from year to year, and the table below shows the performance of both the A-Class and C-Class Shares as an average over

                                                                  PROSPECTUS 147


different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

EUROPE ADVANTAGE FUND

                               [GRAPHIC OMITTED]

2002       -29.94%

2003        41.38%

2004        15.70%

2005         5.93%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 11.54%.

HIGHEST QUARTER RETURN
(quarter ended 6/30/2003)      26.69%
LOWEST QUARTER RETURN
(quarter ended 9/30/2002)     -29.27%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                       SINCE
                                                                     INCEPTION
A-CLASS SHARES                                     PAST 1 YEAR       (3/31/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                   1.65%            11.78%
Return After Taxes on Distributions 2                 1.03%            10.80%
Return After Taxes on Distributions and
   Sale of Fund Shares 2                              1.07%             9.50%
Dow Jones STOXX 50 Index(SM) 3                       24.17%            17.12%

                                                                       SINCE
                                                                     INCEPTION
C-CLASS SHARESS                                    PAST 1 YEAR       (5/10/2001)
--------------------------------------------------------------------------------
Return Before Taxes                                   5.93%             0.24%
Return After Taxes on Distributions 2                 5.26%            -0.45%
Return After Taxes on Distributions and
   Sale of Fund Shares 2                              3.86%            -0.21%
Dow Jones STOXX 50 Index(SM) 3                       24.17%            -2.82%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

148


3 THE DOW JONES STOXX 50 INDEX(SM) IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF EUROPEAN STOCK MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES. STOXX AND DOW JONES CLAIM COPYRIGHT AND OTHER PROPRIETARY INTEREST IN DOW JONES STOXX 50 INDEX(SM). THE DOW JONES STOXX 50 INDEX(SM) AND THE RELATED TRADEMARKS HAVE BEEN LICENSED FOR CERTAIN PURPOSES BY THE ADVISOR.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Europe Advantage Fund.

                                                             A-CLASS     C-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES 1
      MAXIMUM SALES CHARGE (LOAD)
         IMPOSED ON PURCHASES 2
         (as a percentage of initial purchase price)            4.75%      NONE
      MAXIMUM DEFERRED SALES CHARGE (LOAD)
         (as a percentage of initial purchase price or
         current market value, whichever is lower) 3            NONE 4     1.00%
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
      MANAGEMENT FEES                                           0.90%      0.90%
      DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICE FEES         0.25%      1.00%
      OTHER EXPENSES 5                                          0.51%      0.51%
      TOTAL ANNUAL FUND OPERATING EXPENSES                      1.66%      2.41%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

5 "OTHER EXPENSES" HAVE BEEN RESTATED TO REFLECT A LOWER LEVEL OF TAX EXPENSE FOR THE CURRENT FISCAL YEAR. LAST YEAR THE FUND WAS SUBJECT TO A GREATER LEVEL OF TAX EXPENSE DUE TO AN ERROR. THE ADVISOR REIMBURSED THE FUND THE ENTIRE AMOUNT OF THAT ADDITIONAL TAX EXPENSE. HAD THE EXPENSES NOT BEEN RESTATED IN THE TABLE ABOVE, "OTHER EXPENSES" WOULD HAVE BEEN 0.52% FOR A-CLASS SHARES AND C-CLASS SHARES, AND "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD HAVE BEEN 1.67% AND 2.42% FOR A-CLASS SHARES AND C-CLASS SHARES, RESPECTIVELY.

                                                                  PROSPECTUS 149


EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the Europe Advantage Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      EUROPE ADVANTAGE
      FUND                           1 YEAR     3 YEARS     5 YEARS     10 YEARS
      --------------------------------------------------------------------------
      A-CLASS SHARES                  $641       $989       $1,361       $2,401

      C-CLASS SHARES

         IF YOU SELL YOUR
         SHARES AT THE END
         OF THE PERIOD:               $353       $778       $1,329       $2,831

         IF YOU DO NOT SELL
         YOUR SHARES AT THE
         END OF THE PERIOD:           $253       $778       $1,329       $2,831

150



JAPAN ADVANTAGE FUND
(FORMERLY, LARGE-CAP JAPAN FUND)
--------------------------------------------------------------------------------
A-CLASS (RYAJX)                                                  C-CLASS (RYCJX)


FUND OBJECTIVE


The Japan Advantage Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is the Topix 100 Index (the "underlying index").


If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PRINCIPAL INVESTMENT STRATEGY


The Fund invests principally in securities of companies included in the underlying index and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in the underlying index or to securities whose performance is highly correlated to its benchmark. The Advisor will attempt to consistently apply leverage to increase the Fund's exposure to 125% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

Under normal circumstances, the Japan Advantage Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities of Japanese issuers and derivatives thereof. This is a non-fundamental policy that can be changed by the Japan Advantage Fund upon 60 days' prior notice to shareholders.


PRINCIPAL RISKS


In addition to the risks common to investing in any International Equity Fund, the Japan Advantage Fund is subject to a number of other risks that may affect the value of its shares, including:


GEOGRAPHIC CONCENTRATION IN JAPAN - Targeting Japan could hurt the Fund's performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese economic growth has weakened after the sharp collapse of the stock market in the 1990's and the current economic condition remains uncertain. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or erroneous. The Fund may be more volatile than a geographically diversified equity fund.

INVESTOR PROFILE

Investors who expect the Topix 100 Index to go up and want accelerated investment gains when the Index does so. These investors must also be willing to bear the risk of equally accelerated losses if the Topix 100 Index goes down.

                                                                  PROSPECTUS 151


PERFORMANCE


The bar chart below shows the performance of the C-Class Shares of the Japan Advantage Fund from year to year, and the table below shows the performance of both the A-Class and C-Class Shares as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

JAPAN ADVANTAGE FUND

                               [GRAPHIC OMITTED]

2003        38.53%

2004        10.66%

2005        19.39%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS -0.57%.

HIGHEST QUARTER RETURN
(quarter ended 9/30/2003)      24.56%
LOWEST QUARTER RETURN
(quarter ended 9/30/2004)     -11.93%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                      SINCE
                                                                     INCEPTION
A-CLASS SHARES                                     PAST 1 YEAR      (3/31/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                  14.58%             5.73%
Return After Taxes on Distributions 2                14.58%             4.98%
Return After Taxes on Distributions and
   Sale of Fund Shares 2                              9.48%             4.49%
Topix 100 Index 3                                    40.07%            19.28%

                                                                       SINCE
                                                                     INCEPTION
C-CLASS SHARES                                     PAST 1 YEAR       (3/1/2002)
--------------------------------------------------------------------------------
Return Before Taxes                                  19.39%            11.82%
Return After Taxes on Distributions 2                19.39%            11.36%
Return After Taxes on Distributions and
   Sale of Fund Shares 2                             12.60%            10.01%
Topix 100 Index 3                                    40.07%            10.35%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS

152


      OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE TOPIX100 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF JAPANESE STOCK MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Japan Advantage Fund.

                                                             A-CLASS     C-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES 1
      MAXIMUM SALES CHARGE (LOAD)
         IMPOSED ON PURCHASES 2
         (as a percentage of initial purchase price)            4.75%      NONE
      MAXIMUM DEFERRED SALES CHARGE (LOAD) 3
         (as a percentage of initial purchase price or
         current value, whichever is less)                     NONE 4      1.00%
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
      MANAGEMENT FEES                                           0.90%      0.90%
      DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICE FEES         0.25%      1.00%
      OTHER EXPENSES 5                                          0.51%      0.52%
      TOTAL ANNUAL FUND OPERATING EXPENSES                      1.66%      2.42%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

5 "OTHER EXPENSES" HAVE BEEN RESTATED TO REFLECT A LOWER LEVEL OF TAX EXPENSE FOR THE CURRENT FISCAL YEAR. LAST YEAR THE FUND WAS SUBJECT TO A GREATER LEVEL OF TAX EXPENSE DUE TO AN ERROR. THE ADVISOR REIMBURSED THE FUND THE ENTIRE AMOUNT OF THAT ADDITIONAL TAX EXPENSE. HAD THE EXPENSES NOT BEEN RESTATED IN THE TABLE ABOVE, "OTHER EXPENSES" WOULD HAVE BEEN 0.52% AND 0.53% FOR A-CLASS SHARES AND C-CLASS SHARES, RESPECTIVELY, AND "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD HAVE BEEN 1.67% AND 2.43% FOR A-CLASS SHARES AND C-CLASS SHARES, RESPECTIVELY.

                                                                  PROSPECTUS 153


EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the Japan Advantage Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      JAPAN ADVANTAGE FUND           1 YEAR     3 YEARS     5 YEARS     10 YEARS
      --------------------------------------------------------------------------
      A-CLASS SHARES                  $641       $989       $1,361       $2,401

      C-CLASS SHARES

         IF YOU SELL YOUR
         SHARES AT THE END
         OF THE PERIOD:               $354       $781       $1,335       $2,841

         IF YOU DO NOT SELL
         YOUR SHARES AT THE
         END OF THE PERIOD:           $254       $781       $1,335       $2,841

154



RYDEX FIXED INCOME FUNDS
--------------------------------------------------------------------------------

GOVERNMENT LONG BOND ADVANTAGE FUND
INVERSE GOVERNMENT LONG BOND FUND

COMMON RISK/RETURN INFORMATION
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES


Each Fixed Income Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The investment objective of each Fixed Income Fund is non-fundamental and may be changed without shareholder approval.


PRINCIPAL RISKS


ACTIVE TRADING RISK - A significant portion of the assets of the Funds may come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Funds may negatively impact the Funds' ability to achieve their respective investment objectives.


DERIVATIVES RISK - The Funds' use of equity derivatives such as futures, options and swap agreements to pursue their respective investment objectives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. These risks may cause the Funds to experience higher losses than funds that do not use derivatives.

EARLY CLOSING RISK - The Funds are subject to the risk that unanticipated early closings of securities exchanges may result in the Funds' inability to buy or sell securities on that day. If an exchange closes early on a day when a Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

FIXED INCOME RISK - The Funds' investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Funds to decrease. In addition, the Funds' investments in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.


MARKET RISK - Due to market conditions, the value of the Funds' securities and derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in a Fund to decrease.

                                                                  PROSPECTUS 155


NON-DIVERSIFICATION RISK - Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

SWAP COUNTERPARTY CREDIT RISK - The Funds are subject to credit risk on the amount they expect to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to a Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK - The Advisor may not be able to cause the Funds' performance to match or exceed that of the Funds' respective benchmarks, either on a daily or aggregate basis. In addition, because each Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Funds from correlating with the monthly, quarterly, annual or other period performance of their respective benchmarks. Tracking error may cause the Funds' performance to be less than you expect.

156



GOVERNMENT LONG BOND ADVANTAGE FUND
(FORMERLY, U.S. GOVERNMENT BOND FUND)
--------------------------------------------------------------------------------
A-CLASS (RYABX)                                                  C-CLASS (RYCGX)


FUND OBJECTIVE


The Government Long Bond Advantage Fund seeks to provide investment results that correspond to a benchmark for U.S. Government securities. The Fund's current benchmark is 120% of the price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond.


If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by 120% of any price increase by the Long Treasury Bond. In contrast, when the price of the Long Treasury Bond declines, the value of the Fund's shares should decline on a daily basis by 120% of any price decline of the Long Treasury Bond (E.G., if the Long Treasury Bond goes down by 5%, the value of the Fund's shares should go down by 6% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."

PRINCIPAL INVESTMENT STRATEGY

The Fund invests principally in U.S. Government securities and in leveraged instruments, such as certain futures and options contracts. Some of the Fund's U.S. Government securities, or cash equivalents, will be used to collateralize these futures and options. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark. In addition, the Fund may enter into transactions involving zero coupon U.S. Treasury bonds.


Under normal circumstances, the Government Long Bond Advantage Fund will invest substantially all (at least 80%) of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform similarly to fixed income securities issued by the U.S. Government. This is a non-fundamental policy that can be changed by the Government Long Bond Advantage Fund upon 60 days' prior notice to shareholders.


PRINCIPAL RISKS


In addition to the risks common to investing in any Fixed Income Fund, the Government Long Bond Advantage Fund is subject to a number of other risks that may affect the value of its shares, including:

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

                                                                  PROSPECTUS 157


TRACKING ERROR RISK - Tracking error risk may be more significant for the Fund compared to other Rydex Funds due to the Fund's consistent application of leverage to increase exposure to its benchmark.

INVESTOR PROFILE

Investors who expect the value of the Long Treasury Bond to go up and want accelerated investment gains when it does so. These investors must also be willing to bear the risk of equally accelerated losses if the value of the Long Treasury Bond goes down.

PERFORMANCE


The bar chart below shows the performance of the C-Class Shares of the Government Long Bond Advantage Fund from year to year, and the table below shows the performance of both the A-Class and C-Class Shares as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

GOVERNMENT LONG BOND ADVANTAGE FUND

                               [GRAPHIC OMITTED]

2002       18.19%

2003       -2.66%

2004        8.64%

2005        6.98%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS -12.09%.

HIGHEST QUARTER RETURN
(quarter ended 9/30/2002)       17.22%
LOWEST QUARTER RETURN
(quarter ended 6/30/2004)       -7.69%

158


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                       SINCE
                                                                     INCEPTION
A-CLASS SHARES                                       PAST 1 YEAR    (3/31/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                     2.74%          2.89%
Return After Taxes on Distributions 2                   1.52%          1.65%
Return After Taxes on Distributions and Sale of
   Fund Shares 2                                        1.77%          1.73%
Lehman Long Treasury Bond Index 3                       6.50%          4.99%

                                                                       SINCE
                                                                     INCEPTION
C-CLASS SHARES                                       PAST 1 YEAR     (5/2/2001)
--------------------------------------------------------------------------------
Return Before Taxes                                     6.98%          7.42%
Return After Taxes on Distributions 2                   5.99%          6.28%
Return After Taxes on Distributions and Sale of
   Fund Shares 2                                        4.53%          5.69%
Lehman Long Treasury Bond Index 3                       6.50%          8.10%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE LEHMAN LONG TREASURY BOND INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF U.S. GOVERNMENT BOND PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

                                                                  PROSPECTUS 159


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Government Long Bond Advantage Fund.

                                                               A-CLASS   C-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES 1
      MAXIMUM SALES CHARGE (LOAD)
         IMPOSED ON PURCHASES 2
         (as a percentage of initial purchase price)            4.75%     NONE
      MAXIMUM DEFERRED SALES CHARGE (LOAD)
         (as a percentage of initial purchase price or
         current market value, whichever is lower) 3            NONE 4    1.00%
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
      MANAGEMENT FEES                                           0.50%     0.50%
      DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICE FEES         0.25%     1.00%
      OTHER EXPENSES                                            0.42%     0.43%
      TOTAL ANNUAL FUND OPERATING EXPENSES                      1.17%     1.93%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

160


EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the Government Long Bond Advantage Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      GOVERNMENT LONG BOND
      ADVANTAGE FUND                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
      --------------------------------------------------------------------------
      A-CLASS SHARES                        $592     $839     $1,106     $1,865

      C-CLASS SHARES

         IF YOU SELL YOUR
         SHARES AT THE END
         OF THE PERIOD:                     $303     $626     $1,075     $2,320

         IF YOU DO NOT SELL
         YOUR SHARES AT THE
         END OF THE PERIOD:                 $203     $626     $1,075     $2,320

                                                                  PROSPECTUS 161



INVERSE GOVERNMENT LONG BOND FUND
(FORMERLY, JUNO FUND)
--------------------------------------------------------------------------------
A-CLASS (RYAQX)                                                  C-CLASS (RYJCX)


FUND OBJECTIVE


The Inverse Government Long Bond Fund seeks to provide total returns that inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument. The Fund's current benchmark is the inverse of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond.


If the Fund meets its objective, the value of the Fund's shares will increase on a daily basis when the price of the Long Treasury Bond decreases. When the price of the Long Treasury Bond increases, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (E.G., if the price of the Long Treasury Bond increases by 2%, the value of the Fund's shares should go down by 2% on that day).

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its investment objective through what is sometimes referred to as a "master-feeder arrangement." The Fund invests all of its assets in the Inverse Government Long Bond Master Fund, a separate series of the Trust with an identical investment objective.


Unlike a traditional index fund, the Inverse Government Long Bond Master Fund's benchmark is to perform, on a daily basis, exactly opposite its benchmark, the Long Treasury Bond. As its primary investment strategy, the Inverse Government Long Bond Master Fund enters into short sales and swap transactions, and engages in futures and options transactions. On a day-to-day basis, the Inverse Government Long Bond Master Fund holds U.S. Government securities or cash equivalents to collateralize these obligations.

Under normal circumstances, the Inverse Government Long Bond Fund will invest substantially all (at least 80%) of its net assets plus any borrowings for investment purposes in financial instruments with economic characteristics that should perform opposite to fixed income securities issued by the U.S. Government. This is a non-fundamental policy that can be changed by the Inverse Government Long Bond Fund upon 60 days' prior notice to shareholders.


PRINCIPAL RISKS


In addition to the risks common to investing in any Fixed Income Fund, the Inverse Government Long Bond Master Fund is subject to a number of other risks that may affect the value of its shares, including:


SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up

162


in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

INVESTOR PROFILE

Investors who expect the value of the Long Treasury Bond to go down and want investment gains when it does so. These investors must also be willing to bear the risk of equal losses if the value of the Long Treasury Bond goes up.

PERFORMANCE


The bar chart below shows the performance of the C-Class Shares of the Inverse Government Long Bond Fund from year to year, and the table below shows the performance of both the A-Class and C-Class Shares as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

INVERSE GOVERNMENT
LONG BOND FUND

                               [GRAPHIC OMITTED]

2002       -17.41%

2003        -2.94%

2004        -9.66%

2005        -5.89%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 12.79%.

HIGHEST QUARTER RETURN
(quarter ended 6/30/2004)        5.98%
LOWEST QUARTER RETURN
(quarter ended 9/30/2002)      -13.33%

                                                                  PROSPECTUS 163


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                       SINCE
                                                                     INCEPTION
A-CLASS SHARES                                       PAST 1 YEAR    (3/31/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                     -9.69%         -7.37%
Return After Taxes on Distributions 2                   -9.69%         -7.37%
Return After Taxes on Distributions and Sale of
   Fund Shares 2                                        -6.30%         -6.24%
Lehman Long Treasury Bond Index 3                        6.50%          4.99%

                                                                       SINCE
                                                                     INCEPTION
C-CLASS SHARES                                       PAST 1 YEAR    (3/28/2001)
--------------------------------------------------------------------------------
Return Before Taxes                                     -5.89%         -7.78%
Return After Taxes on Distributions 2                   -5.88%         -7.79%
Return After Taxes on Distributions and Sale of
   Fund Shares 2                                        -3.83%         -6.45%
Lehman Long Treasury Bond Index 3                        6.50%          7.55%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE LEHMAN LONG TREASURY BOND INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF U.S. GOVERNMENT BOND PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

164


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Inverse Government Long Bond Fund.

                                                              A-CLASS    C-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES 1
      MAXIMUM SALES CHARGE (LOAD)
         IMPOSED ON PURCHASES 2
         (as a percentage of initial purchase price)           4.75%      NONE
      MAXIMUM DEFERRED SALES CHARGE (LOAD)
         (as a percentage of initial purchase price or
         current market value, whichever is lower) 3           NONE 4     1.00%
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets) 5
      MANAGEMENT FEES                                          0.90%      0.90%
      DISTRIBUTION (12b-1) AND SHAREHOLDER
         SERVICE FEES                                          0.25%      1.00%
      OTHER EXPENSES
      SHORT INTEREST EXPENSE                                   3.33%      3.33%
      REMAINING OTHER EXPENSES                                 0.43%      0.43%
      TOTAL ANNUAL FUND OPERATING EXPENSES                     4.91%      5.66%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

5 THIS TABLE AND THE EXAMPLE BELOW INCLUDE BOTH THE FEES PAID BY THE FUND AND ITS SHARE OF THE FEES OF THE INVERSE GOVERNMENT LONG BOND MASTER FUND.

                                                                  PROSPECTUS 165


      IMPORTANT INFORMATION REGARDING FUND OPERATING EXPENSES - Short Interest Expense occurs because the Fund short-sells the Long Treasury Bond to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the coupon rate of the Long Treasury Bond to the purchaser and records this as an expense. This expense is offset - in its entirety or in part - by the income derived from the short-sale and/or by earnings on the proceeds of the short sale. Short Interest Expense is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund. If these costs had been treated as transaction costs or capital items rather than as expenses, the expense ratio for A-Class Shares would have equaled 1.58% and the expense ratio for C-Class Shares would have equaled 2.33%.

EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the Inverse Government Long Bond Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      INVERSE GOVERNMENT
      LONG BOND FUND                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
      --------------------------------------------------------------------------
      A-CLASS SHARES                        $966     $1,946    $2,923    $5,351

      C-CLASS SHARES

         IF YOU SELL YOUR
         SHARES AT THE END
         OF THE PERIOD:                     $694     $1,766    $2,916    $5,697

         IF YOU DO NOT SELL
         YOUR SHARES AT THE
         END OF THE PERIOD:                 $594     $1,766    $2,916    $5,697

166



RYDEX ALTERNATIVE FUNDS
--------------------------------------------------------------------------------

COMMODITIES FUND
DYNAMIC STRENGTHENING DOLLAR FUND
DYNAMIC WEAKENING DOLLAR FUND


COMMON RISK/RETURN INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES


Each Alternative Fund has its own unique investment objective. The investment objective of each Alternative Fund is non-fundamental and may be changed without shareholder approval.


PRINCIPAL RISKS

DERIVATIVES RISK - The Funds' use of equity derivatives such as futures, options and swap agreements to pursue their respective investment objectives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. These risks may cause the Funds to experience higher losses than funds that do not use derivatives.

EARLY CLOSING RISK - The Funds are subject to the risk that unanticipated early closings of securities exchanges may result in the Funds' inability to buy or sell securities on that day. If an exchange closes early on a day when a Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

MARKET RISK - Due to market conditions, the value of the Funds' equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in a Fund to decrease.

NON-DIVERSIFICATION RISK - Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

                                                                  PROSPECTUS 167


COMMODITIES FUND
--------------------------------------------------------------------------------
A-CLASS (RYMEX)                                                  C-CLASS (RYMJX)

FUND OBJECTIVE

The Commodities Fund seeks to provide investment results that correlate to the performance of a benchmark for commodities. The Fund's current benchmark is the GSCI(R) Total Return Index.

PRINCIPAL INVESTMENT STRATEGY


The Commodities Fund seeks 100% (but at all times at least 80%) exposure to the performance of the commodities markets. This is a non-fundamental policy that can be changed by the Commodities Fund upon 60 days' prior notice to shareholders. The Fund will seek to gain exposure to the GSCI(R) Total Return Index by investing in commodity-linked derivative instruments, including swap agreements, commodity options, futures, options on futures and commodity-linked structured notes. Investing in derivative instruments enables the Fund to pursue its objective without investing directly in physical commodities. It is anticipated that the Fund's investment exposure will tend to be heavily weighted toward oil and other energy-related commodities. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.


PRINCIPAL RISKS


In addition to the risks common to investing in any Alternative Fund, the Commodities Fund is subject to a number of other risks that may affect the value of its shares, including:


COMMODITY RISK - The Fund's exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

COUNTERPARTY CREDIT RISK - Commodity-linked derivative instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counter-party defaults on its interest or principal payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

ENERGY SECTOR CONCENTRATION RISK - The risk that energy sector commodities that the Fund purchases will underperform the market as a whole either by declining in value or failing to perform as well. To the extent that the Fund's investments are concentrated in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of energy sector commodities may fluctuate widely due to changes in value, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

168



STRUCTURED NOTE RISK - The Fund intends to invest in commodity-linked structured notes to a significant extent. A highly liquid secondary market may not exist for the commodity-linked structured notes the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. The lack of a highly liquid secondary market may make it difficult for the Fund to sell the commodity-linked structured notes it holds at an acceptable price or accurately value them.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match that of the Fund's benchmark, either on a daily or aggregate basis. The Commodities Fund seeks to track its benchmark over time, but is subject to the effects of mathematical compounding. Tracking error risk may cause the Fund's performance to be less than you expect.

PERFORMANCE

The Commodities Fund commenced operations on May 25, 2005, and, therefore, does not have a performance history for a full calendar year.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Commodities Fund.

                                                              A-CLASS   C-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES 1
      MAXIMUM SALES CHARGE (LOAD)
         IMPOSED ON PURCHASES 2
         (as a percentage of initial purchase price)           4.75%      NONE
      MAXIMUM DEFERRED SALES CHARGE (LOAD)
         (as a percentage of initial purchase price or
         current market value, whichever is lower) 3           NONE 4     1.00%
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
      MANAGEMENT FEES                                          0.75%      0.75%
      DISTRIBUTION (12b-1) AND SHAREHOLDER
         SERVICE FEES                                          0.25%      1.00%
      OTHER EXPENSES                                           0.71%      0.59%
      TOTAL ANNUAL FUND OPERATING EXPENSES 5                   1.71%      2.34%
      LESS FEE WAIVERS 6                                       0.51%      0.39%
      TOTAL NET OPERATING EXPENSES                             1.20%      1.95%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

                                                                  PROSPECTUS 169

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

5     ANNUALIZED.

6 EFFECTIVE MAY 1, 2006, RYDEX CONTRACTUALLY AGREED TO WAIVE ITS MANAGEMENT FEE TO THE EXTENT NECESSARY TO LIMIT THE ORDINARY OPERATING EXPENSES OF THE FUND (BUT EXCLUDING INTEREST EXPENSES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) TO NOT MORE THAN 1.20% PER ANNUM OF THE AVERAGE MONTHLY NET ASSETS OF THE FUND THROUGH AUGUST 1, 2007 (THE "CONTRACTUAL FEE WAIVER"). THE CONTRACTUAL FEE WAIVER MAY NOT BE MODIFIED OR ELIMINATED PRIOR TO AUGUST 1, 2007, EXCEPT WITH THE APPROVAL OF THE BOARD OF TRUSTEES. THERE IS NO GUARANTEE THAT THE CONTRACTUAL FEE WAIVER WILL CONTINUE BEYOND AUGUST 1, 2007.

EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the Commodities Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      COMMODITIES FUND                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
      --------------------------------------------------------------------------
      A-CLASS SHARES                        $595     $1,005    $1,387    $2,454

      C-CLASS SHARES

         IF YOU SELL YOUR
         SHARES AT THE END
         OF THE PERIOD:                     $305     $  756    $1,293    $2,758

         IF YOU DO NOT SELL
         YOUR SHARES AT THE
         END OF THE PERIOD:                 $205     $  756    $1,293    $2,758

170



DYNAMIC STRENGTHENING DOLLAR FUND
(FORMERLY, STRENGTHENING DOLLAR FUND)
--------------------------------------------------------------------------------
A-CLASS (RYSDX)                                                  C-CLASS (RYSJX)


FUND OBJECTIVE


The Dynamic Strengthening Dollar Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the U.S. Dollar Index(R) (the "underlying index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the underlying index (E.G., if the index goes up by 5%, the value of the Fund's shares should go up by 10% on that day). When the value of the underlying index declines, the value of the Fund's shares should decrease on a daily basis by 200% of the value of any decrease in the underlying index (E.G., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."


PRINCIPAL INVESTMENT STRATEGY


The Dynamic Strengthening Dollar Fund employs as its investment strategy a program of investing in derivative instruments, such as index swaps, currency forward contracts, futures contracts, and options on securities and futures contracts. Investing in derivative instruments enables the Fund to pursue its investment objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, the Dynamic Strengthening Dollar Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Dynamic Strengthening Dollar Fund also may enter into repurchase agreements. The U.S. Dollar Index(R) is a broad based, diversified index representing an investment in the U.S. Dollar. The New York Board of Trade determines the value of the U.S. Dollar Index(R) by averaging the exchange rates between the U.S. Dollar and the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona, and Swiss Franc.


PRINCIPAL RISKS


In addition to the risks common to investing in any Alternative Fund, the Dynamic Strengthening Dollar Fund is subject to a number of other risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - A significant portion of the assets of the Fund may come from investors who take part in certain strategic and tactical asset allocation programs. The Fund anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective.

                                                                  PROSPECTUS 171


CURRENCY RISK - The Fund's exposure to the U.S. Dollar Index(R) subjects the Fund to the risk that foreign currencies will appreciate in value relative to the U.S. Dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match that of the Fund's benchmark, either on a daily or aggregate basis. In addition, because the Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

INVESTOR PROFILE

Investors who expect the U.S. Dollar Index(R) to go up and want highly accelerated investment gains when it does so. These investors must also be willing to bear the risk of equally accelerated losses if the U.S. Dollar Index(R) goes down.

PERFORMANCE


The Dynamic Strengthening Dollar Fund commenced operations on May 25, 2005 and, therefore, does not have a performance history for a full calendar year.

172


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Dynamic Strengthening Dollar Fund.

                                                              A-CLASS    C-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES 1
      MAXIMUM SALES CHARGE (LOAD)
         IMPOSED ON PURCHASES 2
         (as a percentage of initial purchase price)           4.75%      NONE
      MAXIMUM DEFERRED SALES CHARGE (LOAD)
         (as a percentage of initial purchase price or
         current market value, whichever is lower) 3           NONE 4     1.00%
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
      MANAGEMENT FEES                                          0.90%      0.90%
      DISTRIBUTION (12b-1) AND SHAREHOLDER
         SERVICE FEES                                          0.25%      1.00%
      OTHER EXPENSES                                           0.53%      0.51%
      TOTAL ANNUAL FUND OPERATING EXPENSES 5                   1.68%      2.41%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

5     ANNUALIZED.

                                                                  PROSPECTUS 173


EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the Dynamic Strengthening Dollar Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      DYNAMIC
      STRENGTHENING
      DOLLAR FUND                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
      --------------------------------------------------------------------------
      A-CLASS SHARES                        $643      $996     $1,371    $2,422

      C-CLASS SHARES

         IF YOU SELL YOUR
         SHARES AT THE END
         OF THE PERIOD:                     $353     $778      $1,329    $2,831

         IF YOU DO NOT SELL
         YOUR SHARES AT THE
         END OF THE PERIOD:                 $253     $778      $1,329    $2,831

174



DYNAMIC WEAKENING DOLLAR FUND
(FORMERLY, WEAKENING DOLLAR FUND)
--------------------------------------------------------------------------------
A-CLASS (RYWDX)                                                 C-CLASS  (RYWJX)


FUND OBJECTIVE


The Dynamic Weakening Dollar Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) performance of the U.S. Dollar Index(R) (the "underlying index").

If the Fund meets its objectives, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any decrease in the underlying index (e.g., if the index goes down by 5%, the value of the Fund's shares should go up by 10% on that day). When the value of the underlying index increases, the value of the Fund's shares should decrease on a daily basis by 200% of the value of any increase in the underlying index (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 10% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."


PRINCIPAL INVESTMENT STRATEGY


The Dynamic Weakening Dollar Fund employs as its investment strategy a program of engaging in short sales of securities and investing in derivative instruments, such as index swaps, currency forward contracts, futures contracts, and options on securities and futures contracts. Engaging in short sales and investing in derivative instruments enables the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, the Dynamic Weakening Dollar Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Dynamic Weakening Dollar Fund also may enter into repurchase agreements. The U.S. Dollar Index(R) is a broad based, diversified index representing an investment in the U.S. Dollar. The New York Board of Trade determines the value of the U.S. Dollar Index(R) by averaging the exchange rates between the U.S. Dollar and the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona, and Swiss Franc.


PRINCIPAL RISKS


In addition to the risks common to investing in any Alternative Fund, the Dynamic Weakening Dollar Fund is subject to a number of other risks that may affect the value of its shares, including:

ACTIVE TRADING RISK - A significant portion of the assets of the Fund may come from investors who take part in certain strategic and tactical asset allocation programs. The Fund anticipates that investors who take part in these programs may frequently redeem or exchange shares of the Fund, which may cause the Fund to experience high portfolio turnover. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Fund may negatively impact the Fund's ability to achieve its investment objective.

                                                                  PROSPECTUS 175


CURRENCY RISK - The Fund's exposure to the U.S. Dollar Index(R) subjects the Fund to the risk that the U.S. Dollar will appreciate in value relative to foreign currencies. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark. Leverage will also have the effect of magnifying tracking error risk.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match that of the Fund's benchmark, either on a daily or aggregate basis. In addition, because the Fund is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

INVESTOR PROFILE

Investors who expect the U.S. Dollar Index(R) to go down and want highly accelerated investment gains when it does so. These investors must also be willing to bear the risk of equally accelerated losses if the U.S. Dollar Index(R) goes up.

176



PERFORMANCE

The Dynamic Weakening Dollar Fund commenced operations on May 25, 2005 and, therefore, does not have a performance history for a full calendar year.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Dynamic Weakening Dollar Fund.

                                                             A-CLASS     C-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES 1
      MAXIMUM SALES CHARGE (LOAD)
         IMPOSED ON PURCHASES 2
         (as a percentage of initial purchase price)            4.75%     NONE
      MAXIMUM DEFERRED SALES CHARGE (LOAD)
         (as a percentage of initial purchase price or
         current market value, whichever is lower) 3            NONE 4    1.00%
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
      MANAGEMENT FEES                                           0.90%     0.90%
      DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICE FEES         0.25%     1.00%
      OTHER EXPENSES                                            0.55%     0.56%
      TOTAL ANNUAL FUND OPERATING EXPENSES 5                    1.70%     2.46%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

5     ANNUALIZED.

                                                                  PROSPECTUS 177


EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the Dynamic Weakening Dollar Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      DYNAMIC WEAKENING
      DOLLAR FUND                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
    ----------------------------------------------------------------------------
      A-CLASS SHARES                        $645    $1,002    $1,382     $2,444

      C-CLASS SHARES

        IF YOU SELL YOUR
        SHARES AT THE END
        OF THE PERIOD:                      $358    $  794    $1,355     $2,883

        IF YOU DO NOT SELL
        YOUR SHARES AT THE
        END OF THE PERIOD:                  $258    $  794    $1,355     $2,883

178


U.S. GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------
A-CLASS (RYAXX)                                                  C-CLASS (RYCXX)

FUND OBJECTIVE

The U.S. Government Money Market Fund seeks to provide security of principal, high current income, and liquidity.

PRINCIPAL INVESTMENT STRATEGY

The U.S. Government Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. Government securities. The Fund may also invest in Eurodollar time deposits. The Fund operates under SEC rules, which impose certain liquidity, maturity, and diversification requirements. All securities purchased by the Fund must have remaining maturities of 397 days or less, and must be found by the Advisor to represent minimal credit risk and be of eligible quality.

PRINCIPAL RISKS

The U.S. Government Money Market Fund is subject to a number of risks that may affect the value of its shares, including:

INTEREST RATE RISK - Interest Rate Risk involves the potential for decline in the rate of dividends the Fund pays in the event of declining interest rates.

STABLE PRICE PER SHARE RISK - The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. ALTHOUGH THE FUND IS MANAGED TO MAINTAIN A STABLE PRICE PER SHARE OF $1.00, THERE IS NO GUARANTEE THAT THE PRICE WILL BE CONSTANTLY MAINTAINED, AND IT IS POSSIBLE TO LOSE MONEY. THE FUND IS NOT A BANK DEPOSIT AND IS NOT FEDERALLY INSURED OR GUARANTEED BY ANY GOVERNMENT AGENCY OR GUARANTEED TO ACHIEVE ITS OBJECTIVE.

PERFORMANCE


The bar chart below shows the performance of the C-Class Shares of the U.S. Government Money Market Fund from year to year, and the table below shows the performance of both the A-Class and C-Class Shares as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

                                                                  PROSPECTUS 179


U.S. GOVERNMENT MONEY MARKET FUND

                               [GRAPHIC OMITTED]

2001         2.32%

2002         0.11%

2003         0.01%

2004         0.03%

2005         1.30%

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 1.32%.

HIGHEST QUARTER RETURN
(quarter ended 3/31/2001)        1.00%
LOWEST QUARTER RETURN
(quarter ended 3/31/2003)        0.00%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                        SINCE
                                                                      INCEPTION
A-CLASS SHARES                                         PAST 1 YEAR   (3/31/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                        2.03%         1.30%
90 Day Treasury Composite Index 2                          3.08%         2.36%

                                                                        SINCE
                                                                      INCEPTION
C-CLASS SHARES                          PAST 1 YEAR   PAST 5 YEARS  (10/19/2000)
--------------------------------------------------------------------------------
Return Before Taxes                         1.30%         0.75%         0.56%
90 Day Treasury Composite Index 2           3.08%         2.34%         2.51%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 THE 90 DAY TREASURY COMPOSITE INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL MONEY MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

YIELD

Call 800.820.0888 for the Fund's current yield.

180


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the U.S. Government Money Market Fund.

                                                             A-CLASS    C-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES 1
      MAXIMUM DEFERRED SALES CHARGE (LOAD)
         (as a percentage of initial purchase price or
         current market value, whichever is lower) 2            NONE 3     1.00%
      ANNUAL FUND OPERATING EXPENSES
         (expenses that are deducted from Fund assets)
      MANAGEMENT FEES                                           0.50%      0.50%
      DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICE FEES         0.25%      1.00%
      OTHER EXPENSES                                            0.40%      0.39%
      TOTAL ANNUAL FUND OPERATING EXPENSES                      1.15%      1.89%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

3 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

                                                                  PROSPECTUS 181


EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the U.S. Government Money Market Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      U.S. GOVERNMENT
      MONEY MARKET FUND                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
      --------------------------------------------------------------------------
      A-CLASS SHARES                        $121     $376     $  651     $1,436

      C-CLASS SHARES

        IF YOU SELL YOUR
        SHARES AT THE END
        OF THE PERIOD:                      $298     $613     $1,054     $2,277

        IF YOU DO NOT SELL
        YOUR SHARES AT THE
        END OF THE PERIOD:                  $198     $613     $1,054     $2,277

182


MORE INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------
INVESTMENTS AND RISKS


The Domestic Equity Funds, International Equity Funds, Fixed Income Funds, Commodities Fund, Dynamic Strengthening Dollar Fund and Dynamic Weakening Dollar Fund seek to provide investment results that either match the performance of a specific benchmark on a daily basis or correlate to the performance of a specific benchmark over time.

The current benchmark used by each Fund is set forth below:

FUND                             BENCHMARK

NOVA FUND                        150% OF THE PERFORMANCE OF THE S&P 500(R) INDEX

S&P 500 FUND                     S&P 500(R) INDEX

INVERSE S&P 500 FUND             INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE
                                 S&P 500(R) INDEX

COMMODITIES FUND                 GSCI(R)  TOTAL RETURN INDEX

LARGE-CAP GROWTH FUND            S&P 500/CITIGROUP PURE GROWTH INDEX

LARGE-CAP VALUE FUND             S&P 500/CITIGROUP PURE VALUE INDEX

OTC FUND                         NASDAQ 100 INDEX(R)

INVERSE OTC FUND                 INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE
                                 NASDAQ 100 INDEX(R)

MID-CAP ADVANTAGE FUND           150% OF THE PERFORMANCE OF THE S&P MIDCAP
                                 400(R) INDEX

INVERSE MID-CAP FUND             INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE
                                 S&P MIDCAP 400(R) INDEX

MID-CAP GROWTH FUND              S&P MIDCAP 400/CITIGROUP PURE GROWTH INDEX

MID-CAP VALUE FUND               S&P MIDCAP 400/CITIGROUP PURE VALUE INDEX

RUSSELL 2000(R) ADVANTAGE FUND   150% OF THE PERFORMANCE OF THE RUSSELL 2000(R)
                                 INDEX

RUSSELL 2000(R) FUND             RUSSELL 2000(R) INDEX

INVERSE RUSSELL 2000(R) FUND     INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE
                                 RUSSELL 2000(R) INDEX

SMALL-CAP GROWTH FUND            S&P SMALLCAP 600/CITIGROUP PURE GROWTH INDEX

SMALL-CAP VALUE FUND             S&P SMALLCAP 600/CITIGROUP PURE VALUE INDEX

EUROPE ADVANTAGE FUND            125% OF THE PERFORMANCE OF THE DOW JONES STOXX
                                 50 INDEX(SM)

                                                                  PROSPECTUS 183


FUND                             BENCHMARK

JAPAN ADVANTAGE FUND             125% OF THE PERFORMANCE OF THE TOPIX 100 INDEX

GOVERNMENT LONG BOND             120% OF THE PRICE MOVEMENT OF THE LONG TREASURY
ADVANTAGE FUND                   BOND

INVERSE GOVERNMENT               INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE
LONG BOND FUND                   LONG TREASURY BOND

COMMODITIES FUND                 GSCI(R)  TOTAL RETURN INDEX

DYNAMIC STRENGTHENING            200% OF THE PERFORMANCE OF THE U.S. DOLLAR
DOLLAR FUND                      INDEX(R)

DYNAMIC WEAKENING                200% OF THE INVERSE (OPPOSITE) OF THE
DOLLAR FUND                      PERFORMANCE OF THE U.S. DOLLAR INDEX(R)

A BRIEF GUIDE TO THE BENCHMARKS

S&P 500(R) INDEX. The S&P 500(R) Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by S&P on a statistical basis. As of December 30, 2005, the S&P 500(R) Index included companies with an average capitalization of $23.3 billion.

S&P 500/CITIGROUP PURE GROWTH INDEX. The S&P 500/Citigroup Pure Growth Index is narrow in focus, containing only those S&P 500(R) companies with strong growth characteristics. As of December 30, 2005, the S&P 500/Citigroup Pure Growth Index included companies with an average capitalization of $27.5 billion.

S&P 500/CITIGROUP PURE VALUE INDEX. The S&P 500/Citigroup Pure Value Index is narrow in focus, containing only those S&P 500(R) companies with strong value characteristics. As of December 30, 2005, the S&P 500/Citigroup Pure Value Index included companies with an average capitalization of $18.8 billion.

NASDAQ 100 INDEX(R). The Nasdaq 100 Index(R) is a modified capitalization weighted index composed of 100 of the largest non-financial companies listed on Nasdaq. As of December 30, 2005, the Nasdaq 100 Index(R) included companies with an average capitalization of $20.7 billion.

S&P MIDCAP 400(R) INDEX. The S&P MidCap 400(R) Index is a modified capitalization-weighted index composed of 400 mid cap stocks chosen by S&P for market size, liquidity, and industry group representation. It covers approximately 7% of the U.S. equities market. As of December 30, 2005, the S&P MidCap 400(R) Index included companies with an average capitalization of $2.9 billion.

S&P MIDCAP 400/CITIGROUP PURE GROWTH INDEX. The S&P MidCap 400/Citigroup Pure Growth Index is narrow in focus, containing only those S&P MidCap 400(R) companies with strong growth characteristics. As of December 30, 2005, the S&P MidCap 400/Citigroup Pure Growth Index included companies with an average capitalization of $3.8 billion.

184


S&P MIDCAP 400/CITIGROUP PURE VALUE INDEX. The S&P MidCap 400/Citigroup Pure Value Index is narrow in focus, containing only those S&P MidCap 400(R) companies with strong growth characteristics. As of December 30, 2005, the S&P MidCap 400/Citigroup Pure Value Index included companies with an average capitalization of $2.3 billion.

RUSSELL 2000(R) INDEX. The Russell 2000(R) Index is composed of the 2,000 smallest companies in the Russell 3000(R) Index, representing approximately 11% of the Russell 3000(R) total market capitalization. The Russell 3000(R) Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market. As of December 30, 2005, the Russell 2000(R) Index included companies with an average capitalization of $742 million.

S&P SMALLCAP 600/CITIGROUP PURE GROWTH INDEX. The S&P SmallCap 600/Citigroup Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600(R) companies with strong growth characteristics. As of December 30, 2005, the S&P SmallCap 600/Citigroup Pure Growth Index included companies with an average capitalization of $1.2 billion.

S&P SMALLCAP 600/CITIGROUP PURE VALUE INDEX. The S&P SmallCap 600/Citigroup Pure Value Index is narrow in focus, containing only those S&P SmallCap 600(R) companies with strong value characteristics. As of December 30, 2005, the S&P SmallCap 600/Citigroup Pure Value Index included companies with an average capitalization of $757 million.

DOW JONES STOXX 50 INDEX(SM). The Dow Jones STOXX 50 Index(SM) is a capitalization-weighted index composed of 50 European blue chip stocks. Index members are chosen by Stoxx Ltd. from 16 countries under criteria designed to identify highly liquid companies that are leaders in their sectors. As of December 30, 2005, the Dow Jones STOXX 50 Index(SM) included companies with an average capitalization of $77.5 billion.

TOPIX 100 INDEX. The Topix 100 Index is an index designed to measure performance of the 100 most liquid stocks with the largest market capitalization that are members of the broader Topix Index. The Topix and Topix 100 Indices are published by the Tokyo Stock Exchange. As of December 30, 2005, the Topix 100 Index included companies with an average capitalization of $24.5 billion.

LONG TREASURY BOND. The Long Treasury Bond is the current U.S. Treasury bond with the longest maturity. Currently, the longest maturity of a U.S. Treasury Bond is 30 years.

GSCI(R) TOTAL RETURN INDEX. The GSCI(R) Total Return Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. The returns are calculated on a fully-collateralized basis with full reinvestment. The GSCI Total Return Index is significantly different than the return from buying physical commodities.

U.S. DOLLAR INDEX(R). The U.S. Dollar Index(R) (USDX) provides a general indication of the international value of the U.S. Dollar. The USDX does this by calculating the weighted average of the change in six major foreign currency exchange rates (Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona, and Swiss Franc) against the U.S. Dollar. The USDX is calculated continuously using foreign exchange quotes from hundreds of banks around the world.

                                                                  PROSPECTUS 185


      UNDERSTANDING COMPOUNDING & THE EFFECT OF LEVERAGE


      It is important to understand the effects of compounding when investing in any mutual fund, especially funds that use leverage as part of their investment strategy. The impact of leverage on a fund will generally cause the fund's performance to not match the performance of the index underlying the fund's benchmark over a period of time greater than one day. The following simple examples provide an illustration:


      EXAMPLE A: Assume you invest $100 in Fund A, a typical index fund that seeks to match the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund A would be expected to increase $10 (10% of $100) to $110. The next day, if the index decreases 10%, the value of your shares in Fund A would be expected to decrease $11 (10% of $110) to $99.

      EXAMPLE B: Assume you invested $100 in Fund B, a fund that seeks to return 200% of the performance of the same index. On day one, the value of your shares in Fund B would be expected to increase $20 (20% of $100) to $120. On day two, however, the value of your shares in the leveraged fund would be expected to decrease $24 (20% of $120) to $96.


      Because of the effect of compounding, in each case the value of your investment declined even though the index went up 10% on day one and down 10% on day two. However, the effect of compounding was more pronounced when combined with leverage (Example B).

      The examples demonstrate that over time, the cumulative percentage increase or decrease in the net asset value of a Fund may diverge significantly from the cumulative percentage increase or decrease in the multiple of the return of the index underlying a Fund's benchmark due to the compounding effect of losses and gains on the returns of the Fund. It is also expected that a Fund's use of consistently applied leverage will cause the Fund to underperform the compounded return of twice its benchmark in a trendless or flat market.


ADVISOR'S INVESTMENT METHODOLOGY


The Advisor develops and implements structured investment strategies designed to achieve each Fund's objective.


The Advisor uses quantitative methods to construct portfolios that correlate highly with their respective benchmarks. Statistical techniques are then used to determine the optimal mix of assets for each Fund. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability.


DOMESTIC EQUITY, INTERNATIONAL EQUITY, FIXED INCOME, COMMODITIES, DYNAMIC STRENGTHENING DOLLAR AND DYNAMIC WEAKENING DOLLAR FUNDS. The

186


Advisor's primary objective for the Funds is to correlate with the performance of the index underlying each Fund's benchmark. The following Funds -- the Nova, Mid-Cap Advantage, Russell 2000(R) Advantage, Europe Advantage, Japan Advantage, Government Long Bond Advantage, Dynamic Strengthening Dollar and Dynamic Weakening Dollar Funds -- are invested to achieve returns that magnify the returns of the indices underlying their benchmarks. These leveraged returns are achieved not by borrowing, but by the use of futures and other instruments that stimulate leveraged returns without requiring a commitment of cash in excess of the Funds' assets. For the Inverse S&P 500, Inverse OTC, Inverse Government Long Bond, Inverse Mid-Cap, Inverse Russell 2000(R) and Dynamic Weakening Dollar Funds, the Advisor uses short selling techniques to produce returns that move inversely to the performance of their respective indices.

SECTOR FUNDS. In managing the Sector Funds, the Advisor's objective is to develop a liquid portfolio of stocks for the Sector Funds that effectively represents a particular economic segment of the market. Because appropriate published indices are not available for many of the Sector Funds, the Advisor has developed its own methodology to construct objective performance benchmarks. The Advisor first identifies the investment universe for each sector, which is defined as companies that derive at least 50% of their assets, gross income or net profits from business activity in the given sector. The Advisor then employs a quantitative model to screen companies based on criteria of capitalization, liquidity and correlation. The resulting portfolio is weighted by market capitalization with some modifications to ensure diversification. The Advisor closely monitors the efficacy of this methodology, and makes periodic changes in the composition of the Sector Funds to ensure that each Fund remains a valid representative of its sector.

MASTER-FEEDER INVESTMENT STRUCTURE. As discussed in their respective "Fund Information" sections, the Nova, Inverse S&P 500, Inverse OTC, and Inverse Government Long Bond Funds pursue their respective investment objectives INDIRECTLY by investing through what is sometimes referred to as a "master-feeder arrangement." Prior to April 3, 2000, the predecessors to these Funds did not use a master-feeder arrangement. Each of the other Funds reserves the right to pursue its investment objective through a master-feeder arrangement.

Under a master-feeder arrangement, a Fund's investment portfolio is composed solely of shares of a "master fund," which is a separate mutual fund that has an identical investment objective, E.G., the Inverse S&P 500 Fund would act as a "feeder fund," holding shares of its master fund as its only investment. As a result, the Fund has an indirect interest in all of the securities owned by its corresponding master fund. Because of this indirect interest, the Fund's investment returns should be the same as those of the master fund, adjusted for Fund expenses.

                                                                  PROSPECTUS 187


The Advisor manages the investment portfolios of each Fund and its corresponding master fund. Under the master-feeder arrangement, investment advisory fees and custody fees are charged at the master-fund level, and other administrative costs are charged at the feeder-fund level. This arrangement avoids a "layering" of fees, E.G., each Fund's Total Annual Operating Expenses would be no higher as a result of investing in a master-feeder arrangement than they would be if the Funds pursued their investment objectives directly. In addition, the Advisor may discontinue investing through the master-feeder arrangement and manage the Fund directly if the Trust's Board of Trustees determines that doing so is in the best interests of shareholders.


OTHER INVESTMENT PRACTICES AND STRATEGIES

Please see the Statement of Additional Information (the "SAI") for a more complete list of portfolio investment strategies, permitted investments and related risks.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

As indicated below, the Funds (which includes their respective "master fund") are subject to a number of risks that may affect the value of the Funds' shares.


COMMODITY-LINKED DERIVATIVE INVESTMENT RISK (COMMODITIES FUND) - The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets.

      INDEX-LINKED AND COMMODITY-LINKED "STRUCTURED" SECURITIES - The Commodities Fund invests in derivative instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices, such as the GSCI. These are "commodity-linked" or "index-linked" securities. They are sometimes referred to as "structured securities" because the terms of the instrument may be structured by the issuer of the security and the purchaser of the security, such as the Fund. These securities may be issued by banks, brokerage firms, insurance companies and other corporations.

      The value of these securities will rise or fall in response to changes in the underlying commodity or related index or investment. These securities expose the Fund economically to movements in commodity prices. In addition to commodity price risk, the securities also are subject to credit and interest rate risks that in general affect the values of debt securities. Therefore, at maturity, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments that are more or less than the stated coupon interest payments.


DEPOSITARY RECEIPT RISK (DOMESTIC EQUITY, SECTOR AND INTERNATIONAL EQUITY FUNDS)
- The Domestic Equity, Sector, and International Equity Funds may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in a Fund's portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Foreign securities markets also generally have less trading volume and less liquidity than U.S. securities markets. Investments in the underlying foreign securities also involve political and economic risks.

188


EARLY CLOSING RISK (ALL FUNDS EXCEPT THE U.S. GOVERNMENT MONEY MARKET FUND) - The normal close of trading of securities listed on Nasdaq and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in a Fund's inability to buy or sell securities on that day. If an exchange closes early on a day when one or more of the Funds need to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

FIXED INCOME RISK (FIXED INCOME FUNDS) - The market value of fixed income investments will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. In addition, falling interest rates may cause an issuer to redeem or "call" a security before its stated maturity, which may result in an underlying fund having to reinvest the proceeds in lower yielding securities. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Fixed income investments are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

FOREIGN CURRENCY RISK (SECTOR, INTERNATIONAL, DYNAMIC STRENGTHENING DOLLAR AND DYNAMIC WEAKENING DOLLAR FUNDS) - The Funds' investments in securities denominated in foreign currencies are subject to currency risk. Currency risks include the following:

      o The value of a Fund's assets measured in U.S. Dollars may be affected by changes in currency exchange rates and exchange control regulations.

      o A Fund may incur transaction costs in connection with conversions between various currencies.

Under normal circumstances, the Funds do not plan to hedge against the risks of variation in currency exchange rates relative to the U.S. Dollar. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.

FOREIGN SECURITIES RISK (SECTOR AND INTERNATIONAL EQUITY FUNDS) - Investing in securities of foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile. Many foreign countries lack accounting and disclosure standards comparable

                                                                  PROSPECTUS 189


to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

FUTURES AND OPTIONS RISK (ALL FUNDS EXCEPT THE U.S. GOVERNMENT MONEY MARKET
FUND) - The Funds may invest a percentage of their assets in futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

      FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

      OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover their positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover their positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Funds.

      The risks associated with the Funds' use of futures and options contracts include:

      o The Funds experiencing losses over certain ranges in the market that exceed losses experienced by funds that do not use futures contracts and options.

      o There may be an imperfect correlation between the changes in market value of the securities held by Funds and the prices of futures and options on futures.

190


      o Although the Funds will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Funds may be unable to close out their futures contracts at a time which is advantageous.

      o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

      o Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

INDUSTRY CONCENTRATION RISK (INVERSE OTC, OTC, COMMODITIES, AND SECTOR FUNDS) - With the exception of the Sector Funds and the Commodities Fund none of the Funds will invest 25% or more of the value of a Fund's total assets in the securities or commodities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent the index underlying a Fund's benchmark is concentrated in a particular industry, a Fund will necessarily be concentrated in that industry. Currently, the index underlying the OTC Fund's and the Inverse OTC Fund's benchmark -- the Nasdaq 100 Index(R)-- is concentrated in technology companies. The Sector Funds invest in the securities of a limited number of issuers conducting business in a specific market sector and therefore may be concentrated in an industry or group of industries within a sector. Similarly, the Commodities Fund invests, to a significant extent, in commodities or commodity-linked derivatives concentrated in the same economic sector. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that a Fund will be more susceptible to the risks that are associated with that industry or group of industries than a fund that does not concentrate its investments.

MARKET RISK (ALL FUNDS EXCEPT FIXED INCOME, ALTERNATIVE, AND U.S. GOVERNMENT MONEY MARKET FUNDS) - The Funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the NAV of the Funds to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Funds' equity securities and equity derivatives may fluctuate drastically from day to day. Because of their link to the equity markets, an investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

                                                                  PROSPECTUS 191


NON-DIVERSIFICATION RISK (ALL FUNDS EXCEPT THE U.S. GOVERNMENT MONEY MARKET
FUND) - Since each Fund is non-diversified, each Fund may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

SHORT SALES RISK (INVERSE S&P 500, INVERSE OTC , INVERSE MID-CAP, INVERSE RUSSELL 2000(R), INVERSE GOVERNMENT LONG BOND, DYNAMIC STRENGTHENING DOLLAR AND DYNAMIC WEAKENING DOLLAR FUNDS) - Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when a Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the cash generated by the short sale. To the extent that the interest rate that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. This type of short sales expense is sometimes referred to as the "negative cost of carry," and will tend to cause a Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

192


SMALL-CAPITALIZATION AND MID-CAPITALIZATION ISSUER RISK (MID-CAP ADVANTAGE, INVERSE MID-CAP, MID-CAP GROWTH, MID-CAP VALUE, RUSSELL 2000(R) ADVANTAGE, RUSSELL 2000(R), INVERSE RUSSELL 2000(R), SMALL-CAP GROWTH, SMALL-CAP VALUE AND REAL ESTATE FUNDS) - Small and medium-capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small-capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon relatively small management groups. These securities may trade over-the-counter or be listed on an exchange and may or may not pay dividends.

STRUCTURED NOTE RISK (COMMODITIES FUND) - The Commodities Fund intends to invest in commodity-linked structured notes. Commodity-linked structured notes provide exposure to the investment returns of "real assets" (I.E., assets that have tangible properties) that trade in the commodities markets without investing directly in physical commodities. The performance of these notes is determined by the price movement of the commodities underlying the note. A highly liquid secondary market may not exist for the commodity-linked structured notes, and there can be no assurance that one will develop. However, on April 10, 2006, Rydex received a private letter ruling from the IRS that concluded that commodity-linked structured notes will produce qualifying income for a regulated investment company under the Internal Revenue Code of 1986, as amended. Consequently, the Advisor believes that other mutual funds may increase their investment in commodity-linked structured notes leading to the creation and maintenance of a more liquid secondary market.

SWAP COUNTERPARTY CREDIT RISK (DOMESTIC EQUITY, INTERNATIONAL EQUITY, DYNAMIC STRENGTHENING DOLLAR AND DYNAMIC WEAKENING DOLLAR FUNDS) - The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Funds will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is credit-worthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

TRACKING ERROR RISK (DOMESTIC EQUITY, INTERNATIONAL EQUITY, FIXED INCOME, COMMODITIES, DYNAMIC STRENGTHENING DOLLAR AND DYNAMIC WEAKENING DOLLAR FUNDS) - Tracking error risk refers to the risk that the Domestic Equity, International Equity, Fixed Income, Commodities, Dynamic Strengthening Dollar, and Dynamic Weakening Dollar Funds' returns may not match or correlate to the returns

                                                                  PROSPECTUS 193


of their respective benchmarks on either a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Funds' investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, high portfolio turnover rate and leverage all contribute to tracking error.

In addition to these factors, the risk of tracking error for the International Equity Funds is compounded by the time difference between the close of the foreign securities markets underlying the Funds' respective benchmarks and the time the Funds price their shares at the close of the New York Stock Exchange ("NYSE").

TRADING HALT RISK (ALL FUNDS EXCEPT THE U.S. GOVERNMENT MONEY MARKET FUND) - The Funds typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange ("CME"), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Funds may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Funds price their shares may limit the Funds' ability to use leverage and may prevent the Funds from achieving their investment objectives. In such an event, the Funds also may be required to use a "fair-value" method to price their outstanding contracts.


PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

194


INVESTING WITH RYDEX:
--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION

A-Class Shares and C-Class Shares are offered exclusively through authorized securities brokers and other financial intermediaries.

OPENING YOUR ACCOUNT


You will need to open a Rydex shareholder account to make share transactions - buy, sell or exchange shares of the Funds. You can request an account application by calling Rydex shareholder services at 800.820.0888 or
301.296.5406 or simply download an application from the Rydex web site - www.rydexinvestments.com. For more information on opening an account, call Rydex shareholder services at 800.820.0888 or 301.296.5406 or visit www.rydexinvestments.com.


The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need to complete a different application than you would if you were opening a taxable account. When you call Rydex to request an account application, be sure to let the shareholder services representative know what type of account you want to open to ensure that you receive the correct application.

If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Rydex.

      MINIMUM AMOUNTS

      The minimum initial investment amount and minimum account balance requirements for A-Class Shares or C-Class Shares are:

      o     $1,000 for retirement accounts

      o     $2,500 for all other accounts

      Accounts opened through a financial intermediary will be subject to your financial intermediary's minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.

      There are no minimum amounts for subsequent investments in the Funds. Rydex reserves the right to modify its minimum account requirements at any time, with or without prior notice to you. Purchases of C-Class Shares of a Fund requested in an amount of $1,000,000 or more will be automatically made in A-Class Shares of that Fund.

                                                                  PROSPECTUS 195


TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION


o You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

o     Attach a copy of the trust document when establishing a trust account.

o When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of corporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

o You must provide a street address (Rydex does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.


o     BE SURE TO SIGN THE APPLICATION.

o If you open an account directly with Rydex you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.

TRANSACTION INFORMATION
--------------------------------------------------------------------------------

This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the NYSE is open for business (a "Business Day").

The Government Long Bond Advantage Fund and the Inverse Government Long Bond Fund will not accept transaction orders and will not calculate NAV (as defined below) on days when the U.S. Government Bond market is closed, including Columbus Day.

196



TRANSACTION CUT-OFF TIMES

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received in good order by the Funds' transfer agent, distributor, or authorized dealer subject to any applicable front-end sales charge. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day's trading activity to the Funds' Advisor. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check or wire transfer.

--------------------------------------------------------------------------------
METHOD             FUND                  MORNING        AFTERNOON
                                         CUT-OFF TIME   CUT-OFF TIME
--------------------------------------------------------------------------------
By Mail            All Funds             Not Available  Market Close
--------------------------------------------------------------------------------
By Phone           Domestic Equity       Not Available  3:45 P.M., Eastern Time
                   Funds - except for
                   the S&P 500 Fund and
                   Russell 2000(R)
                   Fund
                   -------------------------------------------------------------
                   Domestic Equity       10:30 A.M.,    3:45 P.M., Eastern Time
                   Funds - S&P 500 Fund  Eastern Time
                   and Russell 2000(R)
                   Fund only
                   -------------------------------------------------------------
                   Sector Funds          Not Available  3:30 P.M., Eastern Time
                   -------------------------------------------------------------
                   International         Not Available  3:45 P.M., Eastern Time
                   Equity Funds
                   -------------------------------------------------------------
                   Fixed Income          Not Available  3:45 P.M., Eastern Time
                   Funds
                   -------------------------------------------------------------
                   Alternative Funds -   Not Available  3:45 P.M., Eastern Time
                   Dynamic
                   Strenghtening Dollar
                   Fund and Dynamic
                   Weakening Dollar
                   Fund only
                   -------------------------------------------------------------
                   Alternative Funds -   Not Available  3:30 P.M., Eastern Time
                   Commodities Fund
                   only
                   -------------------------------------------------------------
                   U.S. Government       Not Available  1:00 P.M., Eastern Time
                   Money Market
                   Fund**
--------------------------------------------------------------------------------

                                                                  PROSPECTUS 197


--------------------------------------------------------------------------------
METHOD            FUND                   MORNING        AFTERNOON
                                         CUT-OFF TIME   CUT-OFF TIME
--------------------------------------------------------------------------------
By Internet       Domestic Equity        Not Available  3:50 P.M., Eastern Time
                  Funds - except for
                  the S&P 500 Fund and
                  Russell 2000(R) Fund
                  --------------------------------------------------------------
                  Domestic Equity        10:30 A.M.,    3:50 P.M., Eastern Time
                  Funds - S&P 500 Fund   Eastern Time
                  and Russell 2000(R)
                  Fund only
                  --------------------------------------------------------------
                  Sector Funds           Not Available  3:45 P.M., Eastern Time
                  --------------------------------------------------------------
                  International Equity   Not Available  3:50 P.M., Eastern Time
                  Funds
                  --------------------------------------------------------------
                  Fixed Income Funds     Not Available  3:50 P.M., Eastern Time
                  --------------------------------------------------------------
                  Alternative Funds -    Not Available  3:50 P.M., Eastern Time
                  Dynamic
                  Strengthening Dollar
                  Fund and Dynamic
                  Weakening Dollar
                  Fund only
                  --------------------------------------------------------------
                  Alternative Funds -    Not Available  3:45 P.M., Eastern Time
                  Commodities Fund
                  only
                  --------------------------------------------------------------
                  U.S. Government        Not Available  1:00 P.M., Eastern Time
                  Money Market
                  Fund**
--------------------------------------------------------------------------------
By Financial      All Funds - except     Not Available  Market Close*
Intermediary      for the S&P 500 Fund
                  and Russell 2000(R)
                  Fund
                  --------------------------------------------------------------
                  Domestic Equity        10:30 A.M.,    Market Close*
                  Funds - S&P 500 Fund   Eastern Time*
                  and Russell 2000(R)
                  Fund only
--------------------------------------------------------------------------------

* EACH FINANCIAL INTERMEDIARY MAY HAVE ITS OWN RULES ABOUT SHARE TRANSACTIONS, AND MAY HAVE DIFFERENT CUT-OFF TIMES FOR PROCESSING YOUR TRANSACTION ORDER.

** TO RECEIVE THE CURRENT BUSINESS DAY'S DIVIDEND FOR THE U.S. GOVERNMENT MONEY MARKET FUND, THE FUND MUST RECEIVE YOUR WIRE PURCHASE ORDER BY 1:00 P.M., EASTERN TIME. ALL REDEMPTION ORDERS RECEIVED PRIOR TO 1:00 P.M., EASTERN TIME WILL NOT RECEIVE THE CURRENT BUSINESS DAY'S DIVIDEND. ALL REDEMPTION ORDERS RECEIVED AFTER 1:00 P.M., EASTERN TIME ARE ENTITLED TO THE CURRENT BUSINESS DAY'S DIVIDEND.


EARLY TRANSACTION CUT-OFF TIMES

On any day that a Fund calculates NAV earlier than normal, as described above, Rydex reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.

198


CALCULATING NAV

The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV, plus any applicable sales charges.

Each Fund calculates NAV by:

o     Taking the current market value of its total assets

o     Subtracting any liabilities

o     Dividing that amount by the total number of shares owned by shareholders


The Funds, except for the S&P 500 Fund and Russell 2000(R) Fund, calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). The S&P 500 Fund and Russell 2000(R) Fund calculate NAV twice each Business Day in the morning and again in the afternoon. The S&P 500 and Russell 2000(R) Funds' morning NAV is calculated as of 10:45 a.m., Eastern Time and the Funds' afternoon NAV is calculated as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time).


If the exchange or market where a Fund's securities or other investments are primarily traded closes early - such as on days in advance of holidays generally observed by participants in these markets - the NAV may be calculated earlier in accordance with the policies set forth in the Funds' SAI. The S&P 500 Fund and Russell 2000(R) Fund will only calculate NAV once on days when the exchange or market on which the Funds' securities or other investments trade closes early at the close of the exchange or market. These dates are listed in the SAI.


In calculating NAV, each Fund, except for the Europe Advantage and Japan Advantage Funds, generally values its investment portfolio based on the market price of the securities as of the time a Fund determines NAV. If market prices are unavailable or a Fund thinks that they are unreliable, the Funds price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to a Fund's NAV calculation. The Funds may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Funds calculate NAV. Because the commodities markets typically close at 3:00 p.m., Eastern Time, before the Commodities Fund determines its NAV, the Commodities Fund may be more likely to rely on fair valuation each day when determining its NAV.

                                                                  PROSPECTUS 199


      The Europe Advantage and Japan Advantage Funds generally value their assets at fair value using procedures approved by the Board of Trustees because of the time difference between the close of the relevant foreign exchanges and the time the Europe Advantage and Japan Advantage Funds price their shares at the close of the NYSE. As such, the value assigned to the Europe Advantage and Japan Advantage Funds' securities may not be the quoted or published prices of those securities on their primary markets or exchanges.


      The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

      The U.S. Government Money Market Fund values its assets using the amortized cost method of valuation pursuant to procedures approved by the Funds' Board of Trustees.

      More information about the valuation of the Funds' holdings and the amortized cost method can be found in the Statement of Additional Information.

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY

If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order contains all of the necessary information, sometimes referred to as "good order," and promptly transmitting your order to the Funds. Transaction orders received in good order by your financial intermediary will be processed at the Funds' next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have different cutoff times for processing your transaction order. For more information about your financial intermediary's rules and procedures, you should contact your financial intermediary directly.

200


SALES CHARGES
--------------------------------------------------------------------------------

A-CLASS SHARES

A-Class Shares are sold at NAV, plus the applicable front-end sales charge. The sales charge is used to pay your financial intermediary a sales commission up to a total of 4.75% of the purchase price of your investment in connection with your initial purchase. However, in some cases, described below, your purchase may not be subject to an initial sales charge, and the offering price will be the NAV. In other cases, you may be eligible for a reduced sales charge. The sales charge varies depending on the amount of your purchase. The current sales charge rates are as follows:

--------------------------------------------------------------------------------
                                        SALES CHARGE AS %   SALES CHARGE AS % OF
AMOUNT OF INVESTMENT                    OF OFFERING PRICE   NET AMOUNT INVESTED
--------------------------------------------------------------------------------
Less than $100,000                            4.75%                4.99%
--------------------------------------------------------------------------------
$100,000 but less than $250,000               3.75%                3.90%
--------------------------------------------------------------------------------
$250,000 but less than $500,000               2.75%                2.83%
--------------------------------------------------------------------------------
$500,000 but less than $1,000,000             1.60%                1.63%
--------------------------------------------------------------------------------
$1,000,000 or greater                          *                     *
--------------------------------------------------------------------------------

* FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER. THE CDSC IS USED TO REIMBURSE THE DISTRIBUTOR FOR PAYING YOUR FINANCIAL INTERMEDIARY A SALES COMMISSION UP TO A TOTAL OF 1.00% OF THE PURCHASE PRICE OF YOUR INVESTMENT IN CONNECTION WITH YOUR INITIAL PURCHASE. FOR MORE INFORMATION ABOUT WHETHER YOUR FINANCIAL INTERMEDIARY HAS ENTERED INTO SUCH AN ARRANGEMENT, CONTACT YOUR INTERMEDIARY DIRECTLY.

SALES CHARGE FOR THE U.S. GOVERNMENT MONEY MARKET FUND

You will not be charged a sales charge for purchases of A-Class Shares of the U.S. Government Money Market Fund. If you exchange your A-Class Shares of the U.S. Government Money Market Fund for A-Class Shares of another Fund, the exchange will be treated as an initial purchase of the other Fund, and applicable sales charges will apply. In addition, purchases of A-Class Shares of the U.S. Government Money Market Fund and existing holdings of A-Class Shares of the U.S. Government Money Market Fund that have not previously been subject to a sales charge will not be counted for purposes of reducing your sales charge on purchases of A-Class Shares of other Funds, as discussed below.

HOW TO REDUCE YOUR SALES CHARGE

You may be eligible to purchase A-Class Shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, in writing and at the time of purchase, to verify that your purchase qualifies for such treatment. For additional information, including information on aggregating purchases among related accounts to receive reduced sales charges, see the SAI. Consistent with the policies

                                                                  PROSPECTUS 201


described in this Prospectus, you and your "immediate family" (your spouse and your children under the age of 21) may combine your Fund holdings to reduce your sales charge. Purchases of A-Class Shares of the U.S. Government Money Market Fund and existing holdings of A-Class Shares of the U.S. Government Money Market Fund that have not previously been subject to a sales charge will not be counted for purposes of reducing your sales charge on purchases of A-Class Shares of the Funds, as discussed below.

      o RIGHTS OF ACCUMULATION. To qualify for the lower sales charge rates that apply to larger purchases of A-Class Shares, you may combine your new purchases of A-Class Shares with the shares of any other A-Class Shares or C-Class Shares of Rydex Funds that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other A-Class and C-Class Shares that you own. Additionally, you may combine simultaneous purchases of A-Class Shares of one Fund with A-Class Shares of any other Fund to reduce the sales charge rate that applies to purchases of each Fund's A-Class Shares. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares. As discussed above, A-Class Shares of the U.S. Government Money Market Fund that have not been subject to a sales charge will not be counted for purposes of reducing your sales charge.

      o LETTERS OF INTENT. Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of A-Class Shares of Rydex Funds during a 13-month period. At your written request, A-Class Share purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Funds to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Funds' transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased). As discussed above, A-Class Shares of the U.S. Government Money Market Fund that have not been subject to a sales charge will not be counted for purposes of reducing your sales charge.

      o REPURCHASE OF A-CLASS SHARES. If you have redeemed A-Class Shares of any Fund within the past 365 days, you may repurchase an equivalent amount of A-Class Shares of any Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales

202


      charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 365 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 365 days of your redemption.

SALES CHARGE WAIVERS


The sales charge on purchases of A-Class Shares is waived for certain types of investors, including:

      o Directors and officers of any fund sponsored by the Advisor or any of its subsidiaries and their immediate families (e.g., spouse, children, mother or father).

      o Employees of the Advisor and their immediate families, or any full-time employee or registered representative of the Distributor or of broker-dealers having dealer agreements with the Distributor (a "Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

      o Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Funds' shares and their immediate families.

      o Participants in certain "wrap-fee" or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.

      o Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor.

      o Employer-sponsored retirement plans including, but not limited to, those that qualify under Sections 403(b), 401(a), 401(k) or 457 of the Internal Revenue Code, where at the time of purchase the Distributor has been notified in writing that such plan has at least $100 million in assets or 100 participating employees. Employer-sponsored retirement plans do not include IRAs, Roth IRAs, SEP or SARSEP plans, profit-sharing plans, single participant plans or plans covering self-employed individuals and their employees; such account types, however, may apply for sales charge reductions. Please see the SAI for more information.


The Funds do not waive sales charges for the reinvestment of proceeds from the sale of shares of a non-Rydex Fund where those shares were subject to a front-end sales charge (sometimes called an NAV Transfer).

SALES CHARGE EXCEPTIONS

You will not pay initial sales charges on the following:

                                                                  PROSPECTUS 203


      o     Purchases of A-Class Shares of the U.S. Government Money Market
            Fund.

      o     A-Class Shares purchased by reinvesting dividends and distributions.

      o When exchanging A-Class Shares of one Fund for A-Class Shares of another Fund, unless you are exchanging A-Class Shares of the U.S. Government Money Market Fund that have not previously been subject to a sales charge.

C-CLASS SHARES

C-Class Shares are sold at NAV, without any up-front sales charge, so that the full amount of your purchase is invested in the Funds. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1% contingent deferred sales charge ("CDSC") based on your initial purchase price or current market value, whichever is lower. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase. If your intermediary has entered into arrangements with the Distributor to forego receipt of that initial 1.00% sales commission, the Funds will waive any otherwise applicable CDSC when you redeem your C-Class Shares. For more information about whether your broker-dealer has entered into such an arrangement, contact your intermediary directly.

WAIVER OF CDSC

The CDSC will be waived for the redemption of C-Class Shares:

      o purchased through a financial intermediary that has entered into arrangements with the Distributor to forego receipt of an initial sales commission;

      o     purchased by reinvesting dividends;

      o     following the death or disability of a shareholder;

      o that, in the aggregate, do not exceed 10% of the current market value of the Shares; or

      o resulting from a Fund exercising its right to redeem accounts that maintain a balance below the current applicable minimum investment.

The policy of waiving the CDSC for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.

BUYING FUND SHARES
--------------------------------------------------------------------------------


The Funds offer their shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares. Purchase orders, like any other share transaction, are subject to the Funds' transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order.

204


PURCHASE PROCEDURES

The Funds offer you the option to submit purchase orders through your financial intermediary or send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or Automated Clearing House ("ACH"). The Funds do not accept cash or cash equivalents (such as travelers' checks, money orders or bearer bonds), government checks, third-party checks or checks drawn on a line of credit (including credit card convenience checks). Cashiers checks, bank checks, official checks and treasurers' checks less than or equal to $10,000 are also not accepted. Rydex reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds. You may buy shares and send your purchase proceeds by any of the methods described below:


--------------------------------------------------------------------------------------------
                             INITIAL PURCHASE                    SUBSEQUENT PURCHASES
                     -----------------------------------------------------------------------
                     Complete the account application     Complete the Rydex investment slip
                     that corresponds to the type of      included with your quarterly
                     account you are opening.             statement or send written purchase
                                                          instructions that include:
                     o     MAKE SURE TO DESIGNATE WHICH
BY MAIL                    RYDEX FUND(S) YOU WANT TO      o     YOUR NAME
                           PURCHASE.
IRA AND OTHER                                             o     YOUR SHAREHOLDER ACCOUNT
RETIREMENT           o     MAKE SURE YOUR INVESTMENT            NUMBER
ACCOUNTS REQUIRE           MEETS THE ACCOUNT MINIMUM.
ADDITIONAL                                                o     WHICH RYDEX FUND(S) YOU WANT
PAPERWORK.                                                      TO PURCHASE.
                     -----------------------------------------------------------------------
                                  Make your check payable to RYDEX INVESTMENTS.
                     -----------------------------------------------------------------------
                               Your check must be drawn on a U.S. bank and payable
CALL RYDEX                                      in U.S. Dollars.
SHAREHOLDER          -----------------------------------------------------------------------
SERVICES TO REQUEST        Include the name of the Rydex Fund(s) you want to purchase
A RETIREMENT                                     on your check.
ACCOUNT INVESTOR
APPLICATION                    IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO
KIT.                            PURCHASE, YOUR INVESTMENT WILL BE CREDITED TO THE
                                        U.S. GOVERNMENT MONEY MARKET FUND.
                     -----------------------------------------------------------------------
                        Mail your application and             Mail your written purchase
                                 check to:                    instructions and check to:
                     -----------------------------------------------------------------------
                     MAILING ADDRESS:
                     Rydex Investments
                     Attn: Ops. Dept.
                     9601 Blackwell Road, Suite 500
                     Rockville, MD 20850
--------------------------------------------------------------------------------------------

                                                                  PROSPECTUS 205


--------------------------------------------------------------------------------------------
                             INITIAL PURCHASE                    SUBSEQUENT PURCHASES
                     -----------------------------------------------------------------------
                     Submit new account paperwork, and    Be sure to designate in your wire
                     then call Rydex to obtain your       instructions which Rydex Fund(s)
                     account number.                      you want to purchase.

                     o     MAKE SURE TO DESIGNATE WHICH
                           RYDEX FUND(S) YOU WANT TO
                           PURCHASE.

                     o     MAKE SURE YOUR INVESTMENT
BY WIRE                    MEETS THE ACCOUNT MINIMUM.
                     -----------------------------------------------------------------------
RYDEX SHAREHOLDER    To obtain "same-day credit" (to get that Business Day's NAV) for your
SERVICES PHONE       purchase order, YOU MUST CALL RYDEX SHAREHOLDER SERVICES AND PROVIDE
NUMBER:              THE FOLLOWING INFORMATION PRIOR TO THE TRANSACTION CUT-OFF TIME FOR
800.820.0888         THE RYDEX FUND(S) YOU ARE PURCHASING:
OR
301.296.5406         o     Account Number

                     o     Fund Name

                     o     Amount of Wire

                     o     Fed Wire Reference Number (upon request)

                     You will receive a confirmation number to verify that your purchase order has been accepted.

                         IF YOU DO NOT NOTIFY RYDEX SHAREHOLDER SERVICES OF THE INCOMING
                            WIRE, YOUR PURCHASE ORDER WILL NOT BE PROCESSED UNTIL THE
                                 BUSINESS DAY FOLLOWING THE RECEIPT OF THE WIRE.
                     -----------------------------------------------------------------------
                     WIRE INSTRUCTIONS:

                     U.S. Bank
                     Cincinnati, OH
                     Routing Number: 0420-00013
                     For Account of: Rydex Investments
                     Account Number: 48038-9030
                     [Your Name]
                     [Your shareholder account number]

                        IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO PURCHASE,
                            YOUR INVESTMENT WILL BE CREDITED TO THE U.S. GOVERNMENT
                                               MONEY MARKET FUND.
                     -----------------------------------------------------------------------

206


--------------------------------------------------------------------------------------------
                             INITIAL PURCHASE                    SUBSEQUENT PURCHASES
                     -----------------------------------------------------------------------
                     Submit new account paperwork, and    Send written purchase instructions
                     then call Rydex to obtain your       that include:
                     account number. Be sure to complete
                     the "Electronic Investing via        o     YOUR NAME
BY ACH               ("ACH") section. Then, fax it to
(FAX)                Rydex (ONLY Individual, Joint and    o     YOUR SHAREHOLDER ACCOUNT
                     UGMA/UTMA accounts may be opened           NUMBER
RYDEX FAX            by fax).
NUMBER:                                                   o     WHICH RYDEX FUND(S) YOU WANT
                                                                TO PURCHASE
301.296.5103         o     MAKE SURE TO INCLUDE A
                           LETTER OF INSTRUCTION          o     ACH BANK INFORMATION (IF NOT
                           REQUESTING THAT WE PROCESS           ON RECORD).
                           YOUR PURCHASE BY ACH.

                     o     MAKE SURE TO DESIGNATE WHICH
                           RYDEX FUND(S) YOU WANT TO
                           PURCHASE.

                     o     MAKE SURE YOUR INVESTMENT
                           MEETS THE ACCOUNT MINIMUM.
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
BY (ACH)                          Follow the directions on the Rydex web site -
INTERNET                                    www.rydexinvestments.com
--------------------------------------------------------------------------------------------

CANCELLED PURCHASE ORDERS

Rydex will ordinarily cancel your purchase order under the following circumstances:

      o     if your bank does not honor your check for any reason

      o     if the transfer agent (Rydex) does not receive your wire transfer

      o     if the transfer agent (Rydex) does not receive your ACH transfer

      o     if your bank does not honor your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND(S) MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND(S) NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND(S) WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

                                                                  PROSPECTUS 207


SELLING FUND SHARES
--------------------------------------------------------------------------------

The Funds redeem their shares continuously and investors may sell their shares back to the Funds. You may redeem all or any portion of your Fund shares at the Fund's next determined NAV calculated after your redemption order is received in good order by the transfer agent. Redemption orders, like any other share transaction, are subject to the Funds' transaction cut-off times and will be processed at the NAV next determined after your redemption order is received in good order by the transfer agent.

The Funds may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the U.S. Securities and Exchange Commission (the "SEC"). The Funds reserve the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

REDEMPTION PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account. The Funds also offer you the option to send redemption orders by:

--------------------------------------------------------------------------------
              Rydex Investments
              Attn: Ops. Dept.
   MAIL       9601 Blackwell Road, Suite 500
              Rockville, MD 20850

--------------------------------------------------------------------------------

              301.296.5103

              If you send your redemption order by fax, you must call
              Rydex shareholder services at 800.820.0888 or 301.296.5406
    FAX       to verify that your fax was received and when it will be
              processed.
--------------------------------------------------------------------------------
 TELEPHONE    800.820.0888 or 301.296.5406 (not available for retirement accounts)
--------------------------------------------------------------------------------

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

      o     your name

      o     your shareholder account number

      o     Fund name(s)

      o     dollar amount or number of shares you would like to sell

      o whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a signature guarantee)

      o signature of account owner(s) (not required for telephone redemptions)

You may only place a redemption order if you are the registered owner of the account or the registered owner has given Rydex written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.

208


DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS

Distributions from your tax-qualified plan or individual retirement account
(IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.

RECEIVING YOUR REDEMPTION PROCEEDS

Your redemption proceeds normally will be sent within seven days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be wired on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PAYMENT OF REDEMPTION PROCEEDS MAY BE DELAYED UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT YOUR PURCHASE HAS CLEARED. IT MAY TAKE UP TO 15 DAYS FOR YOUR PURCHASE TO CLEAR.

All redemptions will be mailed to your address of record, sent electronically via ACH or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE AND MAY NOT BE FAXED.

      SIGNATURE GUARANTEES

      Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Funds.


LOW BALANCE ACCOUNTS

To offset the administrative expense of servicing small accounts, the Funds may impose, without additional notice, an administrative fee of $15 per year during periods where your account balance falls below the account minimum requirements for any reason. The Funds may redeem your shares if the value of your account falls below the required minimum investment amount. However, the Funds will provide you with at least 30 days' written notice to allow you sufficient time to add to your account and avoid the redemption of your shares.

                                                                  PROSPECTUS 209


EXCHANGING FUND SHARES
--------------------------------------------------------------------------------


Unlike most mutual funds, the Funds, except for the Commodities Fund, offer unlimited exchange privileges with no minimum holding periods or transaction fees. An exchange is when you sell shares of one Fund and use the proceeds from that sale to purchase shares of another Fund. Investors may make exchanges on any Business Day of A-Class Shares or C-Class Shares of any Fund for A-Class Shares or C-Class Shares of any other Fund, on the basis of the respective NAVs of the shares involved. An exchange of A-Class Shares of the U.S. Government Money Market Fund that have not previously been subject to a sales charge will be treated as an initial purchase of the other Fund, and applicable sales charges will apply. Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Rydex Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Funds' transfer agent prior to the cut-off time of the Fund you are exchanging out of or the Fund you are exchanging into, whichever is earlier, to be processed at that Business Day's NAV. See "Exchanges with Other Rydex Funds" below for additional information. The exchange privilege may be modified or discontinued at any time.


EXCHANGE PROCEDURES

The Funds offer you the option to send exchange requests by:

--------------------------------------------------------------------------------
              Rydex Investments
   MAIL       Attn: Ops. Dept.
              9601 Blackwell Road, Suite 500
              Rockville, MD 20850
--------------------------------------------------------------------------------
              301.296.5101

              If you send your exchange request by fax, you must call Rydex
    FAX       shareholder services at 800.820.0888 to verify that your fax was received and when it will be processed.
--------------------------------------------------------------------------------
 TELEPHONE    800.820.0888 OR 301.296.5406
--------------------------------------------------------------------------------
 INTERNET     Follow the directions on the Rydex web site -
              www.rydexinvestments.com
--------------------------------------------------------------------------------

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

      o     your name

      o     your shareholder account number

      o Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying)

      o dollar amount, number of shares or percentage of Fund position involved in the exchange

      o signature of account owner(s) (not required for telephone or internet exchanges)

210


You may only place exchange orders if you are the registered owner of the account or the registered owner has given Rydex written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

MINIMUM EXCHANGE AMOUNTS

The minimum amount for an exchange is either $1,000 or 100% of the Fund position from which the exchange is coming, whichever is less. If you are exchanging the minimum amount, you may not split the proceeds between multiple Rydex Funds. If you place exchange transactions in shares or in percentages, the minimum exchange amount still applies. This minimum may be waived for accounts that are part of an asset allocation strategy.

EXCHANGES WITH OTHER RYDEX FUNDS


On any Business Day, investors may make exchanges of A-Class Shares or C-Class Shares of any Fund for A-Class Shares or C-Class Shares of any Rydex Fund not offered in this Prospectus. While most Rydex Funds offer unlimited exchange privileges with no minimum holding periods or transaction fees, certain Rydex Funds do not allow for unlimited trading. If you are contemplating an exchange for shares of any Rydex Fund not offered in this Prospectus, you should obtain and review that Rydex Fund's current prospectus before making the exchange. You can obtain a prospectus for any Rydex Fund not offered in this Prospectus by calling 800.820.0888 or 301.296.5406 or visiting the Rydex web site at www.rydexinvestments.com.


RYDEX ACCOUNT POLICIES
--------------------------------------------------------------------------------

SHAREHOLDER IDENTIFICATION AND VERIFICATION

Federal regulations may require the Funds to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities. The Funds may use this information to attempt to verify your identity. The Funds may not be able to establish an account if the necessary information is not received. The Funds may also place limits on account transactions while it is in the process of attempting to verify your identity. Additionally, if the Funds are unable to verify your identity after your account is established, the Funds may be required to redeem your shares and close your account.

Rydex provides accounts for U.S. citizens and resident aliens. We will not open any new account for any non-resident aliens (natural person or entity). If you are unsure of your status please consult your tax adviser. Non-resident aliens may hold Rydex Funds through a financial intermediary, subject to that financial intermediary's requirements.

                                                                  PROSPECTUS 211


Customer identification and verification is part of the Funds' overall obligation to deter money laundering under applicable law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interests of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT

For information on what is required to make changes and/or additions to your account, and to obtain the appropriate forms please visit the Rydex web site at www.rydexinvestments.com or call 800.820.0888 or 301.296.5406. If you own shares that are registered in your intermediary's name, and you want to transfer the registration to another intermediary or want the shares registered in your name, then you should contact your intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET

Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Rydex Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Funds, nor their transfer agent, are responsible for internet transactions that are not received.


During periods of unusually high market activity or other times, it may be difficult to reach Rydex by telephone or access our internet site. Rydex and its affiliates will not be liable for any losses resulting from a cause over which Rydex or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (E.G., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities

212


emergencies, earthquakes, floods and strikes or other labor problems. If you are not able to reach Rydex by your regular medium, consider sending written instructions.


STATEMENTS & CONFIRMATIONS

You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing or via the internet. You may choose to receive your confirmations and/or statements either by mail or electronically.

eDELIVERY SERVICES

eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the web via email notification. For more information on eDelivery, please visit the Rydex web site at www.rydexinvestments.com. The Funds reserve the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.

SERVICE AND OTHER FEES


Rydex may charge the following administrative fees for services associated with the following:

      o     $15 for wire transfers of redemption proceeds under $5,000

      o     $50 on purchase checks returned for insufficient funds

      o $25 to stop payment of a redemption check within 10 Business Days of the settlement date

      o $15 for standard overnight packages (fee may be higher for special delivery options)

      o     $25 for bounced draft checks or ACH transactions

      o     $15 per year for low balance accounts

      o The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.


Rydex reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES


Certain retirement plans such as IRA, SEP, Roth IRA, and 403(b) accounts, are charged an annual $15 maintenance fee. Upon liquidating your retirement account, an additional $15 account-closing fee will be taken from the proceeds of your redemption.

                                                                  PROSPECTUS 213


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Because the Funds, except for the Commodities Fund, are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Funds' Board of Trustees has not adopted policies and procedures designed to prevent market timing or to monitor for frequent purchases and redemptions of Fund shares. A significant portion of the assets of the Funds may come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Funds may negatively impact a Fund's ability to achieve its investment objective.

Unlike most other Rydex Funds, the Commodities Fund is not suitable for purchase by active investors. The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Advisor will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this Prospectus. The Fund restricts shareholders to no more than one substantive redemption out of the Fund (by any means, including exchanges) followed by a purchase of the Fund (by any means, including exchanges) within any ninety-day period. "Substantive" means a dollar amount that the Advisor has determined, in its sole discretion, could adversely affect management of the Fund. This restriction will not apply to systematic transactions, including rebalancing programs, automatic investment programs, and dividend reinvestment programs because the Trust reasonably determined that these categories of transactions do not raise frequent trading or market timing concerns. For purposes of applying the Fund's policies, the Advisor may consider the trading history of accounts under common ownership or control. In addition, the Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Advisor reasonably believes that the trading activity would be harmful or disruptive to the Fund.

214


Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund's access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.

RIGHTS RESERVED BY THE FUNDS

The Funds reserve the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds or in cases where the Funds are requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DISTRIBUTION AND SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


A-CLASS SHARES

The Funds have adopted a Distribution Plan (the "Plan") applicable to A-Class Shares that allows the Funds to pay distribution fees to the Distributor and other firms that provide distribution services ("Service Providers"). The Funds will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended. The Distributor generally will, in turn, pay the Service Provider out of its fees. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges.

C-CLASS SHARES

The Funds have adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "C-Class Plan") applicable to C-Class Shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds' average daily net assets. The annual 0.75% distribution fee reimburses the Distributor for paying your intermediary an on-going sales commission. The annual 0.25% service fee

                                                                  PROSPECTUS 215


compensates your intermediary for providing on-going services to you. The Distributor advances the first year's distribution and service fees, and retains the distribution and service fees on accounts with no authorized intermediary of record. Because the Fund pays these fees out of assets on an on-going basis, over time these fees may cost you more than other types of sales charges.


COMPENSATION TO DEALERS

The Advisor, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. These payments may be made, at the discretion of the Advisor, to certain dealers who have sold shares of the Rydex Funds. The level of payments made to dealers will generally vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Rydex Funds and promote the retention of their customer's assets in the Funds. Any payments described above will not change the price paid by investors for the purchase of the applicable Rydex Fund's shares or the amount that any particular Rydex Fund will receive as proceeds from such sales. The Advisor determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer's sales, assets, share class utilized and the quality of the dealer's relationship with the Advisor. The Advisor periodically determines the advisability of continuing these payments. The Advisor may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Rydex Funds that are conducted by dealers.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

TIMING OF PAYMENTS

Income dividends, if any, are paid at least annually by each of the Funds, except the Money Market and Government Long Bond Advantage Funds, which declare dividends daily and pay them monthly or upon redemption. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. The Funds make distributions of capital gains, if any, at least annually. The Funds, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of a Fund.

DIVIDEND PAYMENT OPTIONS

Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Funds in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Funds receive your written notice. To cancel your election, simply

216


send written notice to the Funds. Dividends and distributions with values of $10 or less may be automatically reinvested.

TAX INFORMATION
--------------------------------------------------------------------------------

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS


o Each Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

o The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. The Government Long Bond Advantage Fund and U.S. Government Money Market Fund expect to make primarily distributions that will not be treated as qualified dividend income.

o Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.


o Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

o Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

o Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by a Fund from U.S. corporations, subject to certain limitations.

                                                                  PROSPECTUS 217


o Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year.

o Distributions paid in January but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year.

o A Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

o If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.


o With respect to investments by the Europe Advantage Fund and the Japan Advantage Fund, some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in these Funds. In addition, these Funds may be able to pass along a tax credit for foreign income taxes that they pay. A Fund will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election.


TAX STATUS OF SHARE TRANSACTIONS

EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Funds through a tax-qualified retirement plan.

STATE TAX CONSIDERATIONS

A Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

218


MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISOR


Rydex Investments, the Advisor, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment adviser and manager of the Funds. The Advisor has served as the investment adviser of the Rydex Funds since each of the Rydex Fund's inception, and also serves as sub-adviser to several other mutual funds.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended March 31, 2006, based on the average daily net assets of each Fund, as set forth below:

                                                                        ADVISORY
FUND                                                                      FEE
--------------------------------------------------------------------------------
NOVA* ..............................................................      0.75%
S&P 500 ............................................................      0.75%
INVERSE S&P 500* ...................................................      0.90%
LARGE-CAP GROWTH ...................................................      0.75%
LARGE-CAP VALUE ....................................................      0.75%
OTC ................................................................      0.75%
INVERSE OTC* .......................................................      0.90%
MID-CAP ADVANTAGE ..................................................      0.90%
INVERSE MID-CAP ....................................................      0.90%
MID-CAP GROWTH .....................................................      0.75%
MID-CAP VALUE ......................................................      0.75%
RUSSELL 2000(R) ADVANTAGE ..........................................      0.90%
RUSSELL 2000(R) ....................................................      0.75%
INVERSE RUSSELL 2000(R) ............................................      0.90%
SMALL-CAP GROWTH ...................................................      0.75%
SMALL-CAP VALUE ....................................................      0.75%
SECTOR FUNDS (EXCEPT PRECIOUS METALS) ..............................      0.85%
PRECIOUS METALS ....................................................      0.75%
INTERNATIONAL EQUITY FUNDS .........................................      0.90%
GOVERNMENT LONG BOND ADVANTAGE .....................................      0.50%
INVERSE GOVERNMENT LONG BOND* ......................................      0.90%
COMMODITIES** ......................................................      0.75%
DYNAMIC STRENGTHENING DOLLAR .......................................      0.90%
DYNAMIC WEAKENING DOLLAR ...........................................      0.90%
U.S. GOVERNMENT MONEY MARKET .......................................      0.50%

*     THE ADVISORY FEES PAID REPRESENT THE FEES PAID AT THE MASTER FUND LEVEL.

                                                                  PROSPECTUS 219


** EFFECTIVE MAY 1, 2006, RYDEX CONTRACTUALLY AGREED TO WAIVE ITS MANAGEMENT FEE TO THE EXTENT NECESSARY TO LIMIT THE ORDINARY OPERATING EXPENSES OF THE FUND (BUT EXCLUDING INTEREST EXPENSES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) TO NOT MORE THAN 1.20% PER ANNUM OF THE AVERAGE MONTHLY NET ASSETS OF THE FUND THROUGH AUGUST 1, 2007 (THE "CONTRACTUAL FEE WAIVER"). THE CONTRACTUAL FEE WAIVER MAY NOT BE MODIFIED OR ELIMINATED PRIOR TO AUGUST 1, 2007, EXCEPT WITH THE APPROVAL OF THE BOARD OF TRUSTEES. THERE IS NO GUARANTEE THAT THE CONTRACTUAL FEE WAIVER WILL CONTINUE BEYOND AUGUST 1, 2007.


The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Board of Trustees who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.


A discussion regarding the basis for the Board's August 2005 approval of the Funds' investment advisory agreement is available in the Funds' March 31, 2005 Annual Report to Shareholders, which covers the period April 1, 2005 to March 31, 2006. A discussion regarding the basis for the Board's August 2006 approval of the Funds' investment advisory agreement will be available in the Fund's September 30, 2006 Semi-Annual Report to Shareholders, which covers the period April 1, 2006 to September 30, 2006.


PORTFOLIO MANAGEMENT


Each Fund is managed by a team of investment professionals. The following provides additional information about the portfolio managers that are jointly and primarily responsible for the day-to-day management of the Funds and their respective management roles.

MICHAEL P. BYRUM, CFA, has been associated with Rydex Investments since the Advisor was founded in 1993. Mr. Byrum was named the President of Rydex Investments in 2004 and has served as Chief Investment Officer of Rydex Investments since 2000. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Long Bond Advantage, Inverse S&P 500 and Inverse OTC Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio for Rydex Investments in 1998, and Executive Vice President in 2000. Prior to joining Rydex Investments, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio. Mr. Byrum has co-managed the Funds since their inception.

JAMES R. KING, CFA, joined Rydex Investments in 1996 and was promoted to assistant portfolio manager in 1997. In 1998, he became a portfolio manager and was promoted in 2001 to senior portfolio manager and currently serves as director of portfolio management. Mr. King has served as an interim director of equity trading and investment operations. Currently, Mr. King's team manages

220


all of the Rydex leveraged and inverse funds, as well as the Sector Rotation Fund, which is offered in separate prospectus. Prior to joining Rydex Investments, Mr. King worked as a registered representative at DMG Securities. He holds a degree in finance from the University of Maryland. Mr. King has co-managed each of the Funds since their inception except for the Nova, Inverse S&P 500, Government Long Bond Advantage, Inverse Government Long Bond, U.S. Government Money Market, and Precious Metals Funds, which he has co-managed since he joined Rydex in 1996.

MICHAEL J. DELLAPA, CFA, joined Rydex Investments in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000(R) Advantage, Healthcare, Biotechnology, and Consumer Products Funds. In 2005, Mr. Dellapa became director of investment research. Since joining Rydex Investments, Mr. Dellapa has played a key role in developing research processes and systems to enhance current funds and develop new investment products. Prior to joining Rydex Investments, Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Mr. Dellapa has co-managed the Funds since the Fall of 2005.

Mr. Byrum generally oversees all aspects of the day-to-day management of the Rydex Funds and reviews the activities of Messrs. King and Dellapa. Mr. King generally oversees the day-to-day management of each leveraged and inverse Rydex Fund. Mr. Dellapa heads the firm's investment research efforts and oversees the selection of equity securities for each of the Rydex Funds. Each of the portfolio managers is a member of Rydex's Investment Leadership Team, which is responsible for the final review and approval of portfolio management strategies and decisions for all Rydex Funds.


Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

                                                                  PROSPECTUS 221



FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the Funds' financial performance for the period of operations of the Funds' A-Class Shares or C-Class Shares, as applicable. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided below for the period ending March 31, 2003, and all years prior, has been audited by a predecessor auditing firm. Information for subsequent periods has been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements and related notes, appear in the Trust's 2006 Annual Report. The 2006 Annual Report is available by telephoning the transfer agent at 800.820.0888 or
301.296.5100. The 2006 Annual Report is incorporated by reference in the SAI.

222

--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                   NET REALIZED      NET INCREASE                    DISTRIBUTIONS
                         NET ASSET      NET            AND            (DECREASE)     DISTRIBUTIONS     FROM NET
                          VALUE,     INVESTMENT     UNREALIZED       IN NET ASSET      FROM NET        REALIZED
                         BEGINNING     INCOME     GAINS (LOSSES)   VALUE RESULTING    INVESTMENT        CAPITAL
                         OF PERIOD    (LOSS)+     ON SECURITIES    FROM OPERATIONS      INCOME           GAINS
------------------------------------------------------------------------------------------------------------------
NOVA FUND
A-CLASS
   MARCH 31, 2006          $25.15      $(.19)         $  3.76          $  3.57          $(.85)          $  --
   March 31, 2005           23.42       (.17)            1.90             1.73             --              --
   March 31, 2004*          23.42         --               --               --             --              --

NOVA FUND
C-CLASS
   MARCH 31, 2006           24.89       (.38)            3.73             3.35           (.85)             --
   March 31, 2005           23.36       (.35)            1.88             1.53             --              --
   March 31, 2004           15.20       (.12)            8.28             8.16             --              --
   March 31, 2003           25.28       (.08)          (10.00)          (10.08)            --              --
   March 31, 2002           26.84       (.18)           (1.25)           (1.43)          (.13)             --

INVERSE S&P 500 FUND (FORMERLY, URSA)
A-CLASS
   MARCH 31, 2006            8.37       (.06)            (.47)            (.53)          (.12)             --
   March 31, 2005            8.87       (.06)            (.44)            (.50)            --              --
   March 31, 2004*           8.87         --               --               --             --              --

INVERSE S&P 500 FUND (FORMERLY, URSA)
C-CLASS
   MARCH 31, 2006            8.33       (.12)            (.44)            (.56)          (.12)             --
   March 31, 2005            8.89       (.13)            (.43)            (.56)            --              --
   March 31, 2004           12.80       (.14)           (3.37)           (3.51)            --            (.40)
   March 31, 2003           10.35       (.12)            2.64             2.52           (.07)             --
   March 31, 2002           10.43       (.03)            (.01)            (.04)          (.04)             --

LARGE-CAP GROWTH FUND
A-CLASS
   MARCH 31, 2006           24.48       (.07)            1.72             1.65             --            (.02)
   March 31, 2005*          23.44        .09              .95             1.04             --             (--)SS.

LARGE-CAP GROWTH FUND
C-CLASS
   MARCH 31, 2006           24.30       (.26)            1.72             1.46             --            (.02)
   March 31, 2005           24.18       (.01)             .13              .12             --             (--)SS.
   March 31, 2004*          25.00       (.05)            (.77)            (.82)            --              --

  * SINCE THE COMMENCEMENT OF OPERATIONS: FEBRUARY 20, 2004--LARGE-CAP GROWTH FUND C-CLASS; MARCH 31, 2004--NOVA FUND A-CLASS AND INVERSE S&P 500 FUND A-CLASS; SEPTEMBER 1, 2004--LARGE-CAP GROWTH FUND A-CLASS.

 **   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

  +   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

 ++ RATIOS TO AVERAGE NET ASSETS INCLUDE EXPENSES OF THE CORRESPONDING MASTER PORTFOLIO.

  # EXPENSE RATIOS FOR THE PERIOD ENDED MARCH 31, 2004 ARE CALCULATED FOR ONE DAY ONLY AND ARE NOT INDICATIVE OF FUTURE CLASS PERFORMANCE.

SS. LESS THAN $.01 PER SHARE: LARGE-CAP GROWTH FUND A-CLASS AND C-CLASS ACTUAL AMOUNT= $.0042.

                                                                  PROSPECTUS 223


                                                                                 RATIOS TO AVERAGE
                                                                                    NET ASSETS:
                                                                        ----------------------------------
                                            NET                                                                          NET
                                         INCREASE    NET                                                               ASSETS,
                                        (DECREASE)  ASSET                                          NET                  END OF
                                          IN NET    VALUE,     TOTAL                            INVESTMENT  PORTFOLIO   PERIOD
                             TOTAL         ASSET    END OF  INVESTMENT    GROSS        NET        INCOME     TURNOVER   (000'S
                         DISTRIBUTIONS     VALUE    PERIOD    RETURN     EXPENSES    EXPENSES     (LOSS)     RATE***   OMITTED)
-------------------------------------------------------------------------------------------------------------------------------
NOVA FUND
A-CLASS
   MARCH 31, 2006           $ (.85)       $  2.72   $27.87    14.32%    1.60%++     1.49%++      (0.71)%        192%   $ 29,315
   March 31, 2005               --           1.73    25.15     7.39%    1.45%++     1.45%++      (0.68)%        388%     18,463
   March 31, 2004*              --             --    23.42     0.00%    0.00%**++#  0.00%**++#    0.00%**       540%          1

NOVA FUND
C-CLASS
   MARCH 31, 2006             (.85)          2.50    27.39    13.58%    2.35%++     2.24%++      (1.46)%        192%     50,131
   March 31, 2005               --           1.53    24.89     6.55%    2.21%++     2.21%++      (1.44)%        388%     49,464
   March 31, 2004               --           8.16    23.36    53.72%    2.26%++     2.26%++      (0.56)%        540%     32,710
   March 31, 2003               --         (10.08)   15.20   (39.87)%   2.28%++     2.28%++      (0.46)%        603%     12,627
   March 31, 2002             (.13)         (1.56)   25.28    (5.37)%   2.27%++     2.27%++      (0.72)%        401%     10,355

INVERSE S&P 500 FUND (FORMERLY, URSA)
A-CLASS
   MARCH 31, 2006             (.12)         (.65)     7.72    (6.31)%   1.66%++     1.63%++      (0.70)%         --       8,932
   March 31, 2005               --          (.50)     8.37    (5.64)%   1.63%++     1.63%++      (0.71)%         --       7,318
   March 31, 2004*              --            --      8.87     0.00%    0.00%**++#  0.00%**++#    0.00%**        --           1

INVERSE S&P 500 FUND
C-CLASS

   MARCH 31, 2006             (.12)         (.68)     7.65    (6.70)%   2.41%++     2.38%++      (1.45)%         --      39,146
   March 31, 2005               --          (.56)     8.33    (6.30)%   2.38%++     2.38%++      (1.46)%         --      43,763
   March 31, 2004             (.40)        (3.91)     8.89   (27.62)%   2.39%++     2.39%++      (1.42)%         --      45,604
   March 31, 2003             (.07)         2.45     12.80    24.35%    2.40%++     2.40%++      (0.97)%         --      17,540
   March 31, 2002             (.04)         (.08)    10.35    (0.36)%   2.47%++     2.47%++      (0.34)%         --       7,007

LARGE-CAP GROWTH FUND
A-CLASS

   MARCH 31, 2006             (.02)          1.63    26.11     6.76%    1.48%       1.48%        (0.29)%      1,276%        914
   March 31, 2005*             (--)SS.       1.04    24.48     4.45%    1.45%**     1.45%         0.62%**      2018%         74

LARGE-CAP GROWTH FUND
C-CLASS

   MARCH 31, 2006             (.02)          1.44    25.74     6.03%    2.23%       2.23%        (1.04)%      1,276%      5,249
   March 31, 2005              (--)SS.        .12    24.30     0.51%    2.20%       2.20%        (0.06)%      2,018%     19,703
   March 31, 2004*             --            (.82)   24.18    (3.28)%   2.08%**     2.08%        (1.25)%**      296%         --

224

--------------------------------------------------------------------------------
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                   NET REALIZED      NET INCREASE                    DISTRIBUTIONS
                         NET ASSET      NET             AND           (DECREASE)     DISTRIBUTIONS      FROM NET
                           VALUE,    INVESTMENT     UNREALIZED       IN NET ASSET       FROM NET        REALIZED
                         BEGINNING     INCOME     GAINS (LOSSES)   VALUE RESULTING     INVESTMENT        CAPITAL
                         OF PERIOD     (LOSS)+     ON SECURITIES   FROM OPERATIONS       INCOME          GAINS
------------------------------------------------------------------------------------------------------------------
LARGE-CAP VALUE FUND
A-CLASS
   MARCH 31, 2006          $26.56      $  .19        $   2.77         $   2.96         $   --           $ (.40)
   March 31, 2005*          24.68         .12            1.81             1.93            (--)SS.SS.      (.05)

LARGE-CAP VALUE FUND
C-CLASS
   MARCH 31, 2006           26.38         .04            2.65             2.69             --             (.40)
   March 31, 2005           24.85         .01            1.57             1.58            (--)SS.         (.05)
   March 31, 2004*          25.00        (.02)           (.13)            (.15)            --               --

OTC FUND
A-CLASS
   MARCH 31, 2006            9.63        (.08)           1.45             1.37           (.04)              --
   March 31, 2005            9.46         .06             .11              .17             --               --
   March 31, 2004*           9.46          --              --               --             --               --

OTC FUND
C-CLASS
   MARCH 31, 2006            9.50        (.16)           1.43             1.27           (.04)              --
   March 31, 2005            9.41        (.03)            .12              .09             --               --
   March 31, 2004            6.86        (.18)           2.73             2.55             --               --
   March 31, 2003           10.03        (.14)          (3.03)           (3.17)            --               --
   March 31, 2002           11.20        (.21)           (.96)           (1.17)            --               --

INVERSE OTC FUND (FORMERLY, ARKTOS)
A-CLASS
   MARCH 31, 2006           24.39        (.16)          (2.29)           (2.45)          (.33)              --
   March 31, 2005           25.60        (.17)          (1.04)           (1.21)            --               --
   March 31, 2004*          25.60          --              --               --             --               --

INVERSE OTC FUND (FORMERLY, ARKTOS)
C-CLASS
   MARCH 31, 2006           23.48        (.32)          (2.20)           (2.52)          (.33)              --
   March 31, 2005           24.83        (.35)          (1.00)           (1.35)            --               --
   March 31, 2004           36.92        (.38)         (11.71)          (12.09)            --               --
   March 31, 2003           31.93        3.08            3.05             6.13          (1.14)              --
   March 31, 2002           35.74         .43           (3.95)           (3.52)          (.29)              --

  * SINCE THE COMMENCEMENT OF OPERATIONS: FEBRUARY 20, 2004--LARGE-CAP VALUE FUND C-CLASS; MARCH 31, 2004--OTC FUND A-CLASS, AND INVERSE OTC FUND A-CLASS; SEPTEMBER 1, 2004--LARGE-CAP VALUE FUND A-CLASS.

 **    ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

  +    CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

 ++ RATIOS TO AVERAGE NET ASSETS INCLUDE EXPENSES OF THE CORRESPONDING MASTER PORTFOLIO.

  # EXPENSE RATIOS FOR THE PERIOD ENDED MARCH 31, 2004 ARE CALCULATED FOR ONE DAY ONLY AND ARE NOT INDICATIVE OF FUTURE CLASS PERFORMANCE.

SS.    LESS THAN $.01 PER SHARE: LARGE-CAP VALUE FUND C-CLASS ACTUAL AMOUNT=
       $.0001.
SS.SS. LESS THAN $.01 PER SHARE: LARGE-CAP VALUE FUND A-CLASS ACTUAL AMOUNT=
       $.0001.

                                                                  PROSPECTUS 225


                                                                                   RATIOS TO AVERAGE
                                                                                      NET ASSETS:
                                                                           ----------------------------------
                                           NET                                                                                NET
                                        INCREASE      NET                                                                    ASSETS,
                                       (DECREASE)    ASSET                                            NET                    END OF
                                         IN NET      VALUE,     TOTAL                              INVESTMENT   PORTFOLIO    PERIOD
                           TOTAL          ASSET      END OF   INVESTMENT     GROSS        NET        INCOME      TURNOVER    (000'S
                       DISTRIBUTIONS      VALUE      PERIOD     RETURN      EXPENSES    EXPENSES     (LOSS)      RATE***    OMITTED)
------------------------------------------------------------------------------------------------------------------------------------
LARGE-CAP VALUE FUND
A-CLASS
   MARCH 31, 2006         $ (.40)       $  2.56     $ 29.12    $  11.20%   1.47%       1.47%         0.70%        1,054%     $   713
   March 31, 2005*          (.05)          1.88       26.56        7.82%   1.43%**     1.43%**       0.77%**        747%         211

LARGE-CAP VALUE FUND
C-CLASS
   MARCH 31, 2006           (.40)          2.29       28.67       10.25%   2.26%       2.26%         0.14%        1,054%       4,344
   March 31, 2005           (.05)          1.53       26.38        6.35%   2.20%       2.20%         0.03%          747%       4,636
   March 31, 2004*            --           (.15)      24.85       (0.60)%  2.10%**     2.10%**      (0.53)%**       202%       2,612

OTC FUND
A-CLASS
   MARCH 31, 2006           (.04)          1.33       10.96       14.18%   1.46%       1.46%        (0.78)%         122%       2,491
   March 31, 2005             --            .17        9.63        1.80%   1.45%       1.45%         0.59%          132%       1,818
   March 31, 2004*            --             --        9.46        0.00%   0.00%**#    0.00%**#      0.00%**        139%           1

OTC FUND
C-CLASS
   MARCH 31, 2006           (.04)          1.23       10.73       13.33%   2.21%**     2.21%        (1.52)%         122%      18,707
   March 31, 2005             --            .09        9.50        0.96%   2.19%       2.19%        (0.33)%         132%      14,422
   March 31, 2004             --           2.55        9.41       37.17%   2.23%       2.23%        (1.97)%         139%      13,653
   March 31, 2003             --          (3.17)       6.86      (31.61)%  2.26%       2.26%        (1.98)%         180%       8,331
   March 31, 2002             --          (1.17)      10.03      (10.45)%  2.24%       2.24%        (2.13)%         109%       3,545

INVERSE OTC FUND (FORMERLY, ARKTOS)
A-CLASS
   MARCH 31, 2006           (.33)         (2.78)      21.61      (10.04)%  1.63%++     1.63%++      (0.70)%          --        2,108
   March 31, 2005             --          (1.21)      24.39       (4.73)%  1.62%++     1.62%++      (0.70)%          --        5,697
   March 31, 2004*            --             --       25.60        0.00%   0.00%**++#  0.00%**++#    0.00%**         --            1

INVERSE OTC FUND
C-CLASS
   MARCH 31, 2006           (.33)         (2.85)      20.63      (10.73)%  2.40%++     2.39%++      (1.46)%          --       13,527
   March 31, 2005             --          (1.35)      23.48       (5.44)%  2.38%++     2.38%++      (1.46)%          --       15,693
   March 31, 2004             --         (12.09)      24.83      (32.75)%  2.41%++     2.41%++      (1.48)%          --       34,375
   March 31, 2003          (1.14)          4.99       36.92       19.02%   2.41%++     2.41%++       8.23%           --        2,673
   March 31, 2002           (.29)         (3.81)      31.93       (9.80)%  2.38%++     2.38%++       1.45%           --        1,996

226

--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                                    NET INCREASE
                                                   NET REALIZED      (DECREASE)                     DISTRIBUTIONS
                         NET ASSET      NET            AND          IN NET ASSET    DISTRIBUTIONS     FROM NET
                           VALUE,    INVESTMENT     UNREALIZED          VALUE         FROM NET        REALIZED
                         BEGINNING     INCOME     GAINS (LOSSES)   RESULTING FROM    INVESTMENT        CAPITAL          TOTAL
                         OF PERIOD    (LOSS)+     ON SECURITIES      OPERATIONS        INCOME           GAINS       DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------------
MID-CAP ADVANTAGE FUND (FORMERLY, MEDIUS)
A-CLASS
   MARCH 31, 2006         $ 31.86      $  .01         $ 8.65            $  8.66         $  --           $(.38)           $(.38)
   March 31, 2005           28.30        (.03)          3.59               3.56            --              --               --
   March 31, 2004*          28.30          --             --                 --            --              --               --

MID-CAP ADVANTAGE FUND (FORMERLY, MEDIUS)
C-CLASS
   MARCH 31, 2006           31.03        (.25)          8.41               8.16            --            (.38)            (.38)
   March 31, 2005           27.76        (.26)          3.53               3.27            --              --               --
   March 31, 2004           15.85        (.31)         12.22              11.91            --              --               --
   March 31, 2003           26.00        (.17)         (9.87)            (10.04)         (.11)             --             (.11)
   March 31, 2002*          24.53        (.13)          1.60               1.47            --              --               --

INVERSE MID-CAP FUND
A-CLASS
   MARCH 31, 2006           44.01         .87          (7.20)             (6.33)         (.65)             --             (.65)
   March 31, 2005           49.01        (.06)         (4.94)             (5.00)           --              --               --
   March 31, 2004*          49.01          --             --                 --            --              --               --

INVERSE MID-CAP FUND
C-CLASS
   MARCH 31, 2006           43.62         .15          (6.69)             (6.54)         (.65)             --             (.65)
   March 31, 2005           48.98        (.27)         (5.09)             (5.36)           --              --               --
   March 31, 2004*          50.00        (.08)          (.94)             (1.02)           --              --               --

MID-CAP GROWTH FUND
A-CLASS
   MARCH 31, 2006           26.85        (.17)          5.39               5.22            --            (.13)            (.13)
   March 31, 2005*          23.91        (.09)          3.04               2.95            --            (.01)            (.01)

MID-CAP GROWTH FUND
C-CLASS
   MARCH 31, 2006           26.66        (.42)          5.36               4.94            --            (.13)            (.13)
   March 31, 2005           25.15        (.37)          1.89               1.52            --            (.01)            (.01)
   March 31, 2004*          25.00        (.05)           .20                .15            --              --               --

  * SINCE THE COMMENCEMENT OF OPERATIONS: AUGUST 20, 2001--MID-CAP ADVANTAGE FUND C-CLASS; MARCH 31, 2004-- MID-CAP ADVANTAGE FUND A-CLASS, INVERSE MID-CAP FUND A-CLASS; FEBRUARY 20, 2004--INVERSE MID-CAP FUND C-CLASS AND MID-CAP GROWTH FUND C-CLASS; SEPTEMBER 1, 2004--MID-CAP GROWTH FUND A-CLASS.

 **   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

  +   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

  # EXPENSE RATIOS FOR THE PERIOD ENDED MARCH 31, 2004 ARE CALCULATED FOR ONE DAY ONLY AND ARE NOT INDICATIVE OF FUTURE CLASS PERFORMANCE.

SS.   OPERATING EXPENSES EXCLUDE INTEREST EXPENSE FROM SECURITIES SOLD SHORT.

                                                                  PROSPECTUS 227


                                                                           RATIOS TO AVERAGE
                                                                              NET ASSETS:
                                                           ------------------------------------------------
                                                                                                                          NET
                             NET        NET                                                                             ASSETS,
                           INCREASE    ASSET                                                        NET                 END OF
                          (DECREASE)   VALUE,     TOTAL                                          INVESTMENT  PORTFOLIO  PERIOD
                           IN NET      END OF  INVESTMENT    GROSS        NET       OPERATING      INCOME     TURNOVER  (000'S
                         ASSET VALUE   PERIOD    RETURN     EXPENSES    EXPENSES   EXPENSES SS.    (LOSS)     RATE***   OMITTED)
--------------------------------------------------------------------------------------------------------------------------------
MID-CAP ADVANTAGE FUND
A-CLASS
   MARCH 31, 2006          $  8.28     $40.14     27.27%    1.92%       1.66%        1.66%       0.03%         528%    $ 4,948
   March 31, 2005             3.56      31.86     12.58%    1.63%       1.63%        1.63%      (0.10)%        669%      1,050
   March 31, 2004*              --      28.30      0.00%    0.00%**#    0.00%**#     0.00%**#    0.00%**     1,239%          4

MID-CAP ADVANTAGE FUND (FORMERLY, MEDIUS)
C-CLASS
   MARCH 31, 2006             7.78      38.81     26.38%    2.66%       2.40%        2.40%      (0.72)%        528%     28,836
   March 31, 2005             3.27      31.03     11.78%    2.37%       2.37%        2.37%      (0.91)%        669%     17,912
   March 31, 2004            11.91      27.76     75.14%    2.41%       2.41%        2.41%      (1.31)%      1,239%     14,444
   March 31, 2003           (10.15)     15.85    (38.65)%   2.43%       2.43%        2.43%      (0.95)%      2,322%      5,610
   March 31, 2002*            1.47      26.00      5.99%    2.44%**     2.44%**      2.44%**    (0.96)%**      893%      1,734

INVERSE MID-CAP FUND
A-CLASS
   MARCH 31, 2006            (6.98)     37.03    (14.44)%   1.66%       1.66%        1.66%       2.12%          --         161
   March 31, 2005            (5.00)     44.01    (10.20)%   1.63%       1.63%        1.63%      (0.13)%         --          61
   March 31, 2004*              --      49.01      0.00%    0.00%**#    0.00%**#     0.00%**#    0.00%**        --           1

INVERSE MID-CAP FUND
C-CLASS
   MARCH 31, 2006            (7.19)     36.43    (15.05)%   2.41%       2.41%        2.41%       1.54%          --       1,147
   March 31, 2005            (5.36)     43.62    (10.94)%   2.36%       2.36%        2.36%      (0.58)%         --       1,011
   March 31, 2004*           (1.02)     48.98     (2.04)%   2.23%**     2.23%**      2.23%**    (1.45)%**       --         137

MID-CAP GROWTH FUND
A-CLASS
   MARCH 31, 2006             5.09      31.94     19.47%    1.48%       1.48%        1.48%      (0.60)%        681%      1,530
   March 31, 2005*            2.94      26.85     12.33%    1.46%**     1.46%**      1.46%**    (0.58)%**    1,211%        553

MID-CAP GROWTH FUND
C-CLASS
   MARCH 31, 2006             4.81      31.47     18.55%    2.26%       2.26%        2.26%      (1.43)%        681%      3,305
   March 31, 2005             1.51      26.66      6.04%    2.21%       2.21%        2.21%      (1.43)%      1,211%      2,313
   March 31, 2004*             .15      25.15      0.60%    2.10%**     2.10%**      2.10%**    (1.50)%**      356%      1,172

228

--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                 NET REALIZED       NET INCREASE                       DISTRIBUTIONS
                     NET ASSET       NET              AND            (DECREASE)       DISTRIBUTIONS       FROM NET
                       VALUE,     INVESTMENT      UNREALIZED        IN NET ASSET        FROM NET          REALIZED
                     BEGINNING      INCOME      GAINS (LOSSES)    VALUE RESULTING      INVESTMENT         CAPITAL
                     OF PERIOD     (LOSS)+       ON SECURITIES    FROM OPERATIONS        INCOME            GAINS
--------------------------------------------------------------------------------------------------------------------
MID-CAP VALUE FUND
A-CLASS
   MARCH 31, 2006     $ 27.49       $  .06         $  4.47            $  4.53            $  (--)SS.       $ (.19)
   March 31, 2005*      24.58          .11            2.91               3.02               (--)SS.SS.      (.11)

MID-CAP VALUE FUND
C-CLASS
   MARCH 31, 2006       27.29         (.10)           4.34               4.24               (--)SS.         (.19)
   March 31, 2005       25.11         (.07)           2.36               2.29               (--)SS.SS.      (.11)
   March 31, 2004*      25.00         (.02)            .13                .11                --               --

RUSSELL 2000(R) ADVANTAGE FUND (FORMERLY, MEKROS)
A-CLASS
   MARCH 31, 2006       27.54          .04            9.75               9.79                --               --
   March 31, 2005       26.22         (.03)           1.51               1.48                --             (.16)
   March 31, 2004*      26.22           --              --                 --                --               --

RUSSELL 2000(R) ADVANTAGE FUND (FORMERLY, MEKROS)
C-CLASS
   MARCH 31, 2006       26.69         (.21)           9.45               9.24                --               --
   March 31, 2005       25.63         (.26)           1.48               1.22                --             (.16)
   March 31, 2004       12.75         (.28)          13.16              12.88                --               --
   March 31, 2003       22.47         (.15)          (9.53)             (9.68)               --             (.04)
   March 31, 2002       19.99         (.07)           2.55               2.48                --               --

INVERSE RUSSELL 2000(R) FUND (FORMERLY, INVERSE SMALL-CAP)
A-CLASS
   MARCH 31, 2006       46.09          .85           (9.26)             (8.41)             (.72)              --
   March 31, 2005       48.80         (.02)          (2.69)             (2.71)               --               --
   March 31, 2004*      48.80           --              --                 --                --               --

INVERSE RUSSELL 2000(R) FUND (FORMERLY, INVERSE SMALL-CAP)
C-CLASS
   MARCH 31, 2006       45.71          .56           (9.15)             (8.59)             (.72)              --
   March 31, 2005       48.77         (.49)          (2.57)             (3.06)               --               --
   March 31, 2004*      50.00         (.08)          (1.15)             (1.23)               --               --

     * SINCE THE COMMENCEMENT OF OPERATIONS: FEBRUARY 20, 2004--MID-CAP VALUE FUND C-CLASS AND INVERSE RUSSELL 2000(R) FUND C-CLASS; MARCH 31, 2004--RUSSELL 2000(R) ADVANTAGE FUND A-CLASS AND INVERSE RUSSELL 2000(R) FUND A-CLASS; SEPTEMBER 1, 2004--MID-CAP VALUE FUND A-CLASS.

    ** ANNUALIZED

   *** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM
       SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

     + CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

     # EXPENSE RATIOS FOR THE PERIOD ENDED MARCH 31, 2004 ARE CALCULATED FOR ONE
       DAY ONLY AND ARE NOT INDICATIVE OF FUTURE CLASS PERFORMANCE.

   SS. LESS THAN $.01 PER SHARE: MID-CAP VALUE FUND A-CLASS AND C-CLASS ACTUAL
       AMOUNT=$.0040.

SS.SS. LESS THAN $.01 PER SHARE: MID-CAP VALUE FUND A-CLASS AND C-CLASS ACTUAL
       AMOUNT=$.0007.

                                                                  PROSPECTUS 229


                                                                                  RATIOS TO AVERAGE
                                                                                     NET ASSETS:
                                                                          ---------------------------------
                                          NET                                                                               NET
                                        INCREASE     NET                                                                  ASSETS,
                                       (DECREASE)   ASSET                                           NET                    END OF
                                         IN NET     VALUE,      TOTAL                            INVESTMENT   PORTFOLIO    PERIOD
                           TOTAL         ASSET      END OF   INVESTMENT    GROSS       NET         INCOME      TURNOVER    (000'S
                       DISTRIBUTIONS     VALUE      PERIOD     RETURN     EXPENSES   EXPENSES      (LOSS)      RATE***    OMITTED)
----------------------------------------------------------------------------------------------------------------------------------
MID-CAP VALUE FUND
A-CLASS
   MARCH 31, 2006         $ (.19)        $ 4.34     $31.83      16.51%      1.48%      1.48%         0.21%       558%     $  1,480
   March 31, 2005*          (.11)          2.91      27.49      12.29%      1.42%**    1.42%**       0.69%**     731%          312

MID-CAP VALUE FUND
C-CLASS
   MARCH 31, 2006           (.19)          4.05      31.34      15.57%      2.25%      2.25%        (0.35)%      558%        7,270
   March 31, 2005           (.11)          2.18      27.29       9.12%      2.21%      2.21%        (0.28)%      731%        8,831
   March 31, 2004*            --            .11      25.11       0.44%      2.11%**    2.11%**      (0.50)%**    172%          710

RUSSELL 2000(R) ADVANTAGE FUND (FORMERLY, MEKROS)
A-CLASS
   MARCH 31, 2006             --           9.79      37.33      35.55%      2.06%      1.65%         0.13%       441%        6,789
   March 31, 2005           (.16)          1.32      27.54       5.63%      1.61%      1.61%        (0.10)%      501%        3,340
   March 31, 2004*            --             --      26.22       0.00%      0.00%**#   0.00%**#      0.00%**     965%            4

RUSSELL 2000(R) ADVANTAGE FUND (FORMERLY, MEKROS)
C-CLASS
   MARCH 31, 2006             --           9.24      35.93      34.62%      2.81%      2.40%        (0.70)%      441%       31,956
   March 31, 2005           (.16)          1.06      26.69       4.75%      2.37%      2.37%        (1.00)%      501%       18,915
   March 31, 2004             --          12.88      25.63     101.02%      2.41%      2.41%        (1.34)%      965%       48,851
   March 31, 2003           (.04)         (9.72)     12.75     (43.12)%     2.43%      2.43%        (0.91)%      746%       13,530
   March 31, 2002             --           2.48      22.47      12.41%      2.44%      2.44%        (0.33)%      714%       20,604

INVERSE RUSSELL 2000(R) FUND (FORMERLY, INVERSE SMALL-CAP)
A-CLASS
   MARCH 31, 2006           (.72)         (9.13)     36.96     (18.40)%     1.63%      1.63%         1.97%        --         1,067
   March 31, 2005             --          (2.71)     46.09      (5.55)%     1.63%      1.63%        (0.03)%       --           404
   March 31, 2004*            --             --      48.80       0.00%      0.00%**#   0.00%**#      0.00%**      --             1

INVERSE RUSSELL 2000(R) FUND (FORMERLY, INVERSE SMALL-CAP)
C-CLASS
   MARCH 31, 2006           (.72)         (9.31)     36.40     (18.95)%     2.40%      2.40%         1.33%        --         3,164
   March 31, 2005             --          (3.06)     45.71      (6.27)%     2.39%      2.39%        (0.97)%       --         3,951
   March 31, 2004*            --          (1.23)     48.77      (2.46)%     2.24%**    2.24%**      (1.42)%**     --           492

230

--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                    NET REALIZED       NET INCREASE                      DISTRIBUTIONS
                        NET ASSET       NET             AND             (DECREASE)      DISTRIBUTIONS      FROM NET
                          VALUE,     INVESTMENT      UNREALIZED       IN NET ASSET        FROM NET         REALIZED
                        BEGINNING      INCOME      GAINS (LOSSES)    VALUE RESULTING     INVESTMENT         CAPITAL
                        OF PERIOD     (LOSS)+      ON SECURITIES     FROM OPERATIONS       INCOME            GAINS
------------------------------------------------------------------------------------------------------------------------
SMALL-CAP GROWTH FUND
A-CLASS
   MARCH 31, 2006        $27.96       $ (.18)          $ 5.27             $ 5.09            $  --           $ (.80)
   March 31, 2005*        24.43         (.12)            3.90               3.78               --             (.25)

SMALL-CAP GROWTH FUND
C-CLASS
   MARCH 31, 2006         27.78         (.47)            5.31               4.84               --             (.80)
   March 31, 2005         25.33         (.44)            3.14               2.70               --             (.25)
   March 31, 2004*        25.00         (.04)             .37                .33               --               --

SMALL-CAP VALUE FUND
A-CLASS
   MARCH 31, 2006         28.22         (.03)            5.71               5.68               --             (.50)
   March 31, 2005*        25.28         (.06)            3.13               3.07               --             (.13)

SMALL-CAP VALUE FUND
C-CLASS
   MARCH 31, 2006         28.01         (.18)            5.52               5.34               --             (.50)
   March 31, 2005         25.59         (.24)            2.79               2.55               --             (.13)
   March 31, 2004*        25.00         (.05)             .64                .59               --               --

BANKING FUND
A-CLASS
   MARCH 31, 2006          9.72          .14              .64                .78             (.16)              --
   March 31, 2005*        10.06          .06             (.14)              (.08)            (.26)              --

BANKING FUND
C-CLASS
   MARCH 31, 2006          9.66          .06              .64                .70             (.16)              --
   March 31, 2005          9.87          .04              .01                .05             (.26)              --
   March 31, 2004          7.12          .04             2.79               2.83             (.08)              --
   March 31, 2003          8.54          .02            (1.23)             (1.21)            (.21)              --
   March 31, 2002          8.27          .03              .53                .56             (.29)              --

BASIC MATERIALS FUND
A-CLASS
   MARCH 31, 2006         29.84          .29             4.25               4.54             (.19)              --
   March 31, 2005*        25.80          .07             3.97               4.04               --               --

  * SINCE THE COMMENCEMENT OF OPERATIONS: FEBRUARY 20, 2004--SMALL-CAP GROWTH FUND C-CLASS AND SMALL-CAP VALUE FUND C-CLASS; SEPTEMBER 1,
      2004--SMALL-CAP GROWTH FUND A-CLASS, SMALL-CAP VALUE FUND A-CLASS, BANKING FUND A-CLASS AND BASIC MATERIALS FUND A-CLASS.

 **   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

  +   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

                                                                  PROSPECTUS 231


                                                                             RATIOS TO AVERAGE
                                                                                NET ASSETS:
                                                                      ------------------------------
                                         NET                                                                       NET
                                       INCREASE    NET                                                           ASSETS,
                                      (DECREASE)  ASSET                                      NET                  END OF
                                        IN NET    VALUE,    TOTAL                         INVESTMENT  PORTFOLIO   PERIOD
                           TOTAL        ASSET     END OF  INVESTMENT   GROSS       NET      INCOME    TURNOVER   (000'S
                       DISTRIBUTIONS    VALUE     PERIOD    RETURN    EXPENSES  EXPENSES    (LOSS)     RATE***   OMITTED)
---------------------------------------------------------------------------------------------------------------------------
SMALL-CAP GROWTH FUND
A-CLASS
   MARCH 31, 2006         $ (.80)      $ 4.29     $32.25    18.41%     1.47%     1.47%     (0.61)%     1,003%    $  943
   March 31, 2005*          (.25)        3.53      27.96    15.49%     1.43%**   1.43%**   (0.74)%**     983%        76

SMALL-CAP GROWTH FUND
C-CLASS
   MARCH 31, 2006           (.80)        4.04      31.82    17.63%     2.27%     2.27%     (1.57)%     1,003%     5,972
   March 31, 2005           (.25)        2.45      27.78    10.68%     2.21%     2.21%     (1.58)%       983%     2,710
   March 31, 2004*            --          .33      25.33     1.32%     2.08%**   2.08%**   (1.31)%**     117%     2,505

SMALL-CAP VALUE FUND
A-CLASS
   MARCH 31, 2006           (.50)        5.18      33.40    20.35%     1.46%     1.46%      (0.11)%       806%       335
   March 31, 2005*          (.13)        2.94      28.22    12.14%     1.43%**   1.43%**    (0.37)%**     744%       714

SMALL-CAP VALUE FUND
C-CLASS
   MARCH 31, 2006           (.50)        4.84      32.85    19.29%     2.27%     2.27%      (0.60)%       806%    18,779
   March 31, 2005           (.13)        2.42      28.01     9.96%     2.21%     2.21%      (0.89)%       744%    12,119
   March 31, 2004*            --          .59      25.59     2.36%     2.11%**   2.11%**    (1.68)%**     177%     2,207

BANKING FUND
A-CLASS
   MARCH 31, 2006           (.16)         .62      10.34     8.07%     1.62%     1.62%       1.40%      1,834%        97
   March 31, 2005*          (.26)        (.34)      9.72    (0.95)%    1.57%**   1.57%**     1.03%**    1,692%        15

BANKING FUND
C-CLASS
   MARCH 31, 2006           (.16)         .54      10.20     7.29%     2.35%     2.35%       0.59%      1,834%       673
   March 31, 2005           (.26)        (.21)      9.66     0.35%     2.34%     2.34%       0.43%      1,692%       867
   March 31, 2004           (.08)        2.75       9.87    39.76%     2.37%     2.37%       0.41%      1,435%     1,829
   March 31, 2003           (.21)       (1.42)      7.12   (14.35)%    2.38%     2.38%       0.23%      1,495%        76
   March 31, 2002           (.29)         .27       8.54     7.19%     2.40%     2.40%       0.42%      1,292%        15

BASIC MATERIALS FUND
A-CLASS
   MARCH 31, 2006           (.19)        4.35      34.19    15.29%     1.63%     1.63%       0.97%        826%       659
   March 31, 2005*            --         4.04      29.84    15.66%     1.55%**   1.55%**     0.44%**      891%       210

232

--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                    NET REALIZED       NET INCREASE                      DISTRIBUTIONS
                        NET ASSET        NET            AND            (DECREASE)       DISTRIBUTIONS      FROM NET
                          VALUE,     INVESTMENT      UNREALIZED       IN NET ASSET        FROM NET         REALIZED
                        BEGINNING      INCOME      GAINS (LOSSES)    VALUE RESULTING     INVESTMENT         CAPITAL
                        OF PERIOD     (LOSS)+      ON SECURITIES     FROM OPERATIONS       INCOME            GAINS
------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS FUND
C-CLASS
   MARCH 31, 2006        $29.44        $ .03           $ 4.20            $ 4.23           $  (.19)           $  --
   March 31, 2005         24.68         (.12)            4.88              4.76                --               --
   March 31, 2004         16.86         (.14)            8.09              7.95              (.13)              --
   March 31, 2003++       24.03         (.06)           (7.08)            (7.14)             (.03)              --
   March 31, 2002*++      23.13         (.03)            1.20              1.17              (.27)              --

BIOTECHNOLOGY FUND
A-CLASS
   MARCH 31, 2006         16.93         (.33)            5.90              5.57                --               --
   March 31, 2005*        17.89         (.16)            (.80)             (.96)               --               --

BIOTECHNOLOGY FUND
C-CLASS
   MARCH 31, 2006         16.87         (.47)            5.87              5.40                --               --
   March 31, 2005         19.92         (.42)           (2.63)            (3.05)               --               --
   March 31, 2004         13.47         (.43)            6.88              6.45                --               --
   March 31, 2003         20.66         (.33)           (6.86)            (7.19)               --               --
   March 31, 2002         21.66         (.54)            (.46)            (1.00)               --               --

CONSUMER PRODUCTS FUND
A-CLASS
   MARCH 31, 2006         29.69          .18              .62               .80              (.42)              --
   March 31, 2005*        27.42          .06             2.22              2.28              (.01)              --

CONSUMER PRODUCTS FUND
C-CLASS
   MARCH 31, 2006         29.53         (.03)             .47               .44              (.42)              --
   March 31, 2005         27.92         (.13)            1.75              1.62              (.01)              --
   March 31, 2004         20.52         (.20)            7.65              7.45              (.05)              --
   March 31, 2003++       24.93         (.09)           (4.20)            (4.29)             (.12)              --
   March 31, 2002*++      21.81         (.03)            3.21              3.18              (.06)              --

ELECTRONICS FUND
A-CLASS
   MARCH 31, 2006          9.96         (.14)            3.21              3.07                --               --
   March 31, 2005*         9.22         (.07)             .81               .74                --               --

  * SINCE THE COMMENCEMENT OF OPERATIONS: JULY 24, 2001--CONSUMER PRODUCTS FUND C-CLASS; MAY 3, 2001--BASIC MATERIALS FUND C-CLASS; SEPTEMBER 1, 2004--BIOTECHNOLOGY FUND A-CLASS, CONSUMER PRODUCTS FUND A-CLASS AND ELECTRONICS FUND A-CLASS.

 **   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

  +   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

 ++ PER SHARE AMOUNTS FOR THE PERIODS ENDED MARCH 31, 2002 THROUGH MARCH 31, 2003 HAVE BEEN RESTATED TO REFLECT A 1:3 REVERSE STOCK SPLIT EFFECTIVE APRIL 21, 2003.

                                                                  PROSPECTUS 233


                                                                       RATIOS TO AVERAGE
                                                                           NET ASSETS:
                                                                      --------------------
                                         NET                                                             NET
                                       INCREASE    NET                                                 ASSETS,
                                      (DECREASE)  ASSET                             NET                 END OF
                                        IN NET    VALUE,     TOTAL              INVESTMENT  PORTFOLIO   PERIOD
                           TOTAL        ASSET     END OF  INVESTMENT   TOTAL      INCOME    TURNOVER    (000'S
                       DISTRIBUTIONS    VALUE     PERIOD    RETURN    EXPENSES    (LOSS)     RATE***   OMITTED)
-----------------------------------------------------------------------------------------------------------------
BASIC MATERIALS FUND
C-CLASS
   MARCH 31, 2006        $  (.19)      $ 4.04     $33.48    14.44%     2.36%      0.11%         826%   $  6,041
   March 31, 2005             --         4.76      29.44    19.29%     2.32%     (0.43)%        891%      7,421
   March 31, 2004           (.13)        7.82      24.68    47.25%     2.38%     (0.62)%      1,669%      5,311
   March 31, 2003++         (.03)       (7.17)     16.86   (29.72)%    2.39%     (0.23)%      1,943%        294
   March 31, 2002*++        (.27)         .90      24.03     5.10%     2.60%**   (0.13)%**    1,523%        525

BIOTECHNOLOGY FUND
A-CLASS
   MARCH 31, 2006             --         5.57      22.50    32.90%     1.63%     (1.52)%        338%      5,087
   March 31, 2005*            --         (.96)     16.93    (5.37)%    1.53%**   (1.47)%**      585%         74

BIOTECHNOLOGY FUND
C-CLASS
   MARCH 31, 2006             --         5.40      22.27    32.01%     2.36%     (2.27)%        338%      7,786
   March 31, 2005             --        (3.05)     16.87   (15.31)%    2.33%     (2.23)%        585%      2,625
   March 31, 2004             --         6.45      19.92    47.88%     2.36%     (2.32)%        548%      3,567
   March 31, 2003             --        (7.19)     13.47   (34.80)%    2.38%     (2.30)%        477%      1,667
   March 31, 2002             --        (1.00)     20.66    (4.62)%    2.38%     (2.36)%        390%        967

CONSUMER PRODUCTS FUND
A-CLASS
   MARCH 31, 2006           (.42)         .38      30.07     2.71%     1.60%      0.62%         813%      1,475
   March 31, 2005*          (.01)        2.27      29.69     8.33%     1.56%**    0.42%**       907%        463

CONSUMER PRODUCTS FUND
C-CLASS
   MARCH 31, 2006           (.42)         .02      29.55     1.50%     2.33%     (0.11)%        813%      1,340
   March 31, 2005           (.01)        1.61      29.53     5.82%     2.31%     (0.44)%        907%      8,048
   March 31, 2004           (.05)        7.40      27.92    36.36%     2.37%     (0.79)%        914%      4,259
   March 31, 2003++         (.12)       (4.41)     20.52   (17.20)%    2.39%     (0.35)%      1,205%        196
   March 31, 2002*++        (.06)        3.12      24.93    14.57%     2.57%**   (0.19)%**      890%        501

ELECTRONICS FUND
A-CLASS
   MARCH 31, 2006             --         3.07      13.03    30.82%     1.64%     (1.18)%        911%      1,253
   March 31, 2005*            --          .74       9.96     8.03%     1.59%**   (1.21)%**    1,106%          1

234

--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                   NET REALIZED     NET INCREASE                     DISTRIBUTIONS
                         NET ASSET      NET            AND           (DECREASE)      DISTRIBUTIONS     FROM NET
                          VALUE,     INVESTMENT     UNREALIZED      IN NET ASSET       FROM NET        REALIZED
                         BEGINNING     INCOME     GAINS (LOSSES)   VALUE RESULTING    INVESTMENT        CAPITAL
                         OF PERIOD    (LOSS)+     ON SECURITIES    FROM OPERATIONS      INCOME           GAINS
------------------------------------------------------------------------------------------------------------------
ELECTRONICS FUND
C-CLASS
   MARCH 31, 2006         $  9.90      $ (.21)       $   3.17         $   2.96          $    --         $    --
   March 31, 2005           13.00        (.20)          (2.90)           (3.10)              --              --
   March 31, 2004            7.91        (.27)           5.36             5.09               --              --
   March 31, 2003           16.82        (.22)          (8.69)           (8.91)              --              --
   March 31, 2002           16.54        (.37)            .65              .28               --              --

ENERGY FUND
A-CLASS
   MARCH 31, 2006           16.68        (.05)           4.89             4.84             (.03)           (.45)
   March 31, 2005*          12.79         .02            3.88             3.90             (.01)             --

ENERGY FUND
C-CLASS
   MARCH 31, 2006           16.47        (.16)           4.79             4.63             (.03)           (.45)
   March 31, 2005           11.60        (.08)           4.96             4.88             (.01)             --
   March 31, 2004            8.63        (.12)           3.12             3.00             (.03)             --
   March 31, 2003           11.14        (.07)          (2.43)           (2.50)            (.01)             --
   March 31, 2002*          11.87        (.09)           (.54)            (.63)            (.10)             --

ENERGY SERVICES FUND
A-CLASS
   MARCH 31, 2006           29.25        (.39)          14.81            14.42               --              --
   March 31, 2005*          23.18        (.18)           6.25             6.07               --              --

ENERGY SERVICES FUND
C-CLASS
   MARCH 31, 2006           28.98        (.65)          14.59            13.94               --              --
   March 31, 2005           21.12        (.45)           8.31             7.86               --              --
   March 31, 2004           17.04        (.35)           4.43             4.08               --              --
   March 31, 2003++         22.23        (.30)          (4.89)           (5.19)              --              --
   March 31, 2002++         27.30        (.30)          (4.77)           (5.07)              --              --

FINANCIAL SERVICES FUND
A-CLASS
   MARCH 31, 2006           11.13         .14            1.76             1.90             (.12)             --
   March 31, 2005*          10.75         .05             .41              .46             (.08)             --

  * SINCE THE COMMENCEMENT OF OPERATIONS: APRIL 19, 2001--ENERGY FUND C-CLASS; SEPTEMBER 1, 2004--ENERGY FUND A-CLASS; ENERGY SERVICES FUND A-CLASS AND FINANCIAL SERVICES FUND A-CLASS.

 **   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

  +   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

 ++ PER SHARE AMOUNTS FOR THE YEARS ENDED MARCH 31, 2002 THROUGH MARCH 31, 2003 HAVE BEEN RESTATED TO REFLECT A 1:3 REVERSE STOCK SPLIT EFFECTIVE APRIL 21, 2003.

                                                                  PROSPECTUS 235


                                                                                 RATIOS TO AVERAGE
                                                                                    NET ASSETS:
                                                                          -------------------------------
                                             NET                                                                         NET
                                          INCREASE      NET                                                            ASSETS,
                                         (DECREASE)    ASSET                                      NET                  END OF
                                           IN NET     VALUE,     TOTAL                         INVESTMENT  PORTFOLIO   PERIOD
                              TOTAL         ASSET     END OF  INVESTMENT     GROSS      NET      INCOME     TURNOVER   (000'S
                          DISTRIBUTIONS     VALUE     PERIOD    RETURN     EXPENSES  EXPENSES    (LOSS)     RATE***   OMITTED)
------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS FUND
C-CLASS
   MARCH 31, 2006            $    --      $   2.96   $ 12.86    29.90%      2.36%     2.36%     (1.91)%        911%   $  5,015
   March 31, 2005                 --         (3.10)     9.90   (23.85)%     2.33%     2.33%     (1.86)%      1,106%      2,119
   March 31, 2004                 --          5.09     13.00    64.35%      2.36%     2.36%     (2.20)%      1,359%      1,111
   March 31, 2003                 --         (8.91)     7.91   (52.97)%     2.39%     2.39%     (2.21)%      2,413%        940
   March 31, 2002                 --           .28     16.82     1.69%      2.49%     2.49%     (2.27)%      1,279%        388

ENERGY FUND
A-CLASS
   MARCH 31, 2006               (.48)         4.36     21.04    29.18%      1.61%     1.60%     (0.25)%        415%      3,210
   March 31, 2005*              (.01)         3.89     16.68    30.46%      1.45%**   1.45%**    0.19%**       546%        744

ENERGY FUND
C-CLASS
   MARCH 31, 2006               (.48)         4.15     20.62    28.27%      2.35%     2.35%     (0.88)%        415%     23,734
   March 31, 2005               (.01)         4.87     16.47    42.03%      2.33%     2.33%     (0.61)%        546%     17,993
   March 31, 2004               (.03)         2.97     11.60    34.86%      2.36%     2.36%     (1.08)%        913%      6,571
   March 31, 2003               (.01)        (2.51)     8.63   (22.48)%     2.38%     2.38%     (0.81)%      1,362%      1,471
   March 31, 2002*              (.10)         (.73)    11.14    (5.22)%     2.51%**   2.51%**   (0.92)%**    1,502%        392

ENERGY SERVICES FUND
A-CLASS
   MARCH 31, 2006                 --         14.42     43.67    49.30%      1.63%     1.63%     (1.00)%        324%      6,569
   March 31, 2005*                --          6.07     29.25    26.19%      1.53%**   1.53%**   (1.13)%**      501%        313

ENERGY SERVICES FUND
C-CLASS
   MARCH 31, 2006                 --         13.94     42.92    48.10%      2.36%     2.36%     (1.82)%        324%     27,542
   March 31, 2005                 --          7.86     28.98    37.22%      2.31%     2.31%     (1.84)%        501%     11,529
   March 31, 2004                 --          4.08     21.12    23.94%      2.37%     2.37%     (1.86)%      1,009%      2,833
   March 31, 2003++               --         (5.19)    17.04   (23.35)%     2.39%     2.39%     (1.60)%        971%        651
   March 31, 2002++               --         (5.07)    22.23   (18.57)%     2.57%     2.57%     (1.60)%        949%        697

FINANCIAL SERVICES FUND
A-CLASS
   MARCH 31, 2006               (.12)         1.78     12.91    17.12%      1.65%     1.64%      1.18%         821%      4,295
   March 31, 2005*              (.08)          .38     11.13     4.22%      1.55%**   1.55%**    0.70%**     1,005%          5

236

--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                   NET REALIZED      NET INCREASE                    DISTRIBUTIONS
                         NET ASSET      NET            AND            (DECREASE)     DISTRIBUTIONS      FROM NET
                           VALUE,    INVESTMENT     UNREALIZED       IN NET ASSET       FROM NET        REALIZED
                         BEGINNING     INCOME     GAINS (LOSSES)   VALUE RESULTING     INVESTMENT       CAPITAL
                         OF PERIOD    (LOSS)+     ON SECURITIES    FROM OPERATIONS       INCOME          GAINS
------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES FUND
C-CLASS
   MARCH 31, 2006         $ 11.01      $  .01        $   1.77         $   1.78          $  (.12)        $    --
   March 31, 2005           10.84        (.01)            .26              .25             (.08)             --
   March 31, 2004            7.57        (.02)           3.33             3.31             (.04)             --
   March 31, 2003           10.14        (.02)          (2.53)           (2.55)            (.02)             --
   March 31, 2002*          10.46        (.05)           (.17)            (.22)            (.10)             --

HEALTH CARE FUND
A-CLASS
   MARCH 31, 2006           12.25        (.08)           1.81             1.73               --              --
   March 31, 2005*          11.65        (.05)            .65              .60               --              --

HEALTH CARE FUND
C-CLASS
   MARCH 31, 2006           12.19        (.18)           1.78             1.60               --              --
   March 31, 2005           12.11        (.16)            .24              .08               --              --
   March 31, 2004            9.03        (.18)           3.26             3.08               --              --
   March 31, 2003           11.25        (.12)          (2.10)           (2.22)              --              --
   March 31, 2002           11.25        (.18)            .18               --               --              --

INTERNET FUND
A-CLASS
   MARCH 31, 2006           31.45        (.50)           8.12             7.62               --              --
   March 31, 2005*          30.65        (.31)           1.11              .80               --              --

INTERNET FUND
C-CLASS
   MARCH 31, 2006           31.06        (.73)           7.97             7.24               --              --
   March 31, 2005           34.64        (.73)          (2.85)           (3.58)              --              --
   March 31, 2004           20.04        (.72)          15.32            14.60               --              --
   March 31, 2003           30.28        (.50)          (9.74)          (10.24)              --              --
   March 31, 2002*          53.40        (.78)         (22.34)          (23.12)              --              --

LEISURE FUND
A-CLASS
   MARCH 31, 2006           29.34        (.14)           2.04             1.90               --              --
   March 31, 2005*          24.59        (.08)           4.83             4.75               --              --

  * SINCE THE COMMENCEMENT OF OPERATIONS: APRIL 19, 2001--FINANCIAL SERVICES FUND C-CLASS AND INTERNET FUND C-CLASS; SEPTEMBER 1, 2004--HEALTH CARE FUND A-CLASS, LEISURE FUND A-CLASS AND INTERNET FUND A-CLASS.

 **   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

  +   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

                                                                  PROSPECTUS 237


                                                                                 RATIOS TO AVERAGE
                                                                                    NET ASSETS:
                                                                          -------------------------------
                                             NET                                                                          NET
                                          INCREASE     NET                                                              ASSETS,
                                         (DECREASE)   ASSET                                        NET                  END OF
                                           IN NET    VALUE,     TOTAL                           INVESTMENT  PORTFOLIO   PERIOD
                              TOTAL         ASSET    END OF   INVESTMENT     GROSS     NET        INCOME    TURNOVER    (000'S
                          DISTRIBUTIONS     VALUE    PERIOD     RETURN     EXPENSES  EXPENSES     (LOSS)     RATE***   OMITTED)
-------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES FUND
C-CLASS
   MARCH 31, 2006            $  (.12)     $   1.66   $ 12.67    16.21%      2.36%     2.34%      0.11%         821%   $  2,081
   March 31, 2005               (.08)          .17     11.01     2.24%      2.33%     2.33%     (0.10)%      1,005%      1,689
   March 31, 2004               (.04)         3.27     10.84    43.78%      2.37%     2.37%     (0.23)%      1,200%      2,242
   March 31, 2003               (.02)        (2.57)     7.57   (25.19)%     2.37%     2.37%     (0.19)%      2,336%        222
   March 31, 2002*              (.10)         (.32)    10.14    (2.02)%     2.52%**   2.52%**   (0.50)%**    1,110%        526

HEALTH CARE FUND
A-CLASS
   MARCH 31, 2006                 --          1.73     13.98    14.12%      1.62%     1.62%     (0.60)%        568%      2,239
   March 31, 2005*                --           .60     12.25     5.15%      1.56%**   1.56%**   (0.65)%**      610%          1

HEALTH CARE FUND
C-CLASS
   MARCH 31, 2006                 --          1.60     13.79    13.13%      2.34%     2.34%     (1.39)%        568%      7,114
   March 31, 2005                 --           .08     12.19     0.66%      2.33%     2.33%     (1.36)%        610%      4,017
   March 31, 2004                 --          3.08     12.11    34.11%      2.37%     2.37%     (1.60)%      1,204%      2,865
   March 31, 2003                 --         (2.22)     9.03   (19.73)%     2.37%     2.37%     (1.30)%      1,395%        421
   March 31, 2002                 --            --     11.25     0.00%      2.54%     2.54%     (1.59)%        936%      1,085

INTERNET FUND
A-CLASS
   MARCH 31, 2006                 --          7.62     39.07    24.23%      1.63%     1.63%     (1.36)%      1,371%        470
   March 31, 2005*                --           .80     31.45     2.61%      1.55%**   1.55%**   (1.46)%**    1,947%          4

INTERNET FUND
C-CLASS
   MARCH 31, 2006                 --          7.24     38.30    23.31%      2.35%     2.35%     (2.09)%      1,371%      2,273
   March 31, 2005                 --         (3.58)    31.06   (10.33)%     2.33%     2.33%     (2.19)%      1,947%      1,596
   March 31, 2004                 --         14.60     34.64    72.85%      2.36%     2.36%     (2.31)%      1,340%      1,556
   March 31, 2003                 --        (10.24)    20.04   (33.82)%     2.37%     2.37%     (2.34)%      2,052%        234
   March 31, 2002*                --        (23.12)    30.28   (43.30)%     2.36%**   2.36%**   (2.33)%**    2,186%        149

LEISURE FUND
A-CLASS
   MARCH 31, 2006                 --          1.90     31.24     6.48%      1.60%     1.60%     (0.49)%        734%         68
   March 31, 2005*                --          4.75     29.34    19.32%      1.55%**   1.55%**   (1.02)%**    1,046%         12

238

--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                               NET REALIZED       NET INCREASE                      DISTRIBUTIONS
                                   NET ASSET        NET             AND            (DECREASE)      DISTRIBUTIONS       FROM NET
                                     VALUE,     INVESTMENT      UNREALIZED        IN NET ASSET        FROM NET         REALIZED
                                   BEGINNING      INCOME      GAINS (LOSSES)    VALUE RESULTING      INVESTMENT        CAPITAL
                                   OF PERIOD      (LOSS)+      ON SECURITIES    FROM OPERATIONS        INCOME           GAINS
----------------------------------------------------------------------------------------------------------------------------------
LEISURE FUND
C-CLASS
   MARCH 31, 2006                   $ 29.39       $ (.40)         $  2.06           $  1.66           $   --           $   --
   March 31, 2005                     26.93         (.40)            2.86              2.46               --               --
   March 31, 2004                     17.61         (.38)            9.70              9.32               --               --
   March 31, 2003++                   23.79         (.36)           (5.82)            (6.18)              --               --
   March 31, 2002*++                  29.01         (.45)           (4.77)            (5.22)              --               --

PRECIOUS METALS FUND
A-CLASS
   MARCH 31, 2006                     35.41         (.19)           18.81             18.62               --               --
   March 31, 2005*                    37.26         (.01)           (1.84)            (1.85)              --               --

PRECIOUS METALS FUND
C-CLASS
   MARCH 31, 2006                     34.37         (.46)           18.11             17.65               --               --
   March 31, 2005                     43.16         (.39)           (8.40)            (8.79)              --               --
   March 31, 2004                     26.35         (.51)           17.33             16.82             (.01)              --
   March 31, 2003                     27.72         (.27)           (1.10)            (1.37)              --               --
   March 31, 2002*                    20.41         (.26)            7.71              7.45             (.14)              --

REAL ESTATE FUND
A-CLASS
   MARCH 31, 2006                     27.84          .64             8.18              8.82               --             (.20)
   March 31, 2005*                    26.66          .09             1.24              1.33             (.03)            (.12)

REAL ESTATE FUND
C-CLASS
   MARCH 31, 2006                     27.64          .43             8.06              8.49               --             (.20)
   March 31, 2005                     26.63          .41              .75              1.16             (.03)            (.12)
   March 31, 2004*                    25.00          .02             1.61              1.63               --               --

RETAILING FUND
A-CLASS
   MARCH 31, 2006                     12.01         (.11)            1.20              1.09               --               --
   March 31, 2005*                    10.45         (.07)            1.63              1.56               --               --

  * SINCE THE COMMENCEMENT OF OPERATIONS: APRIL 27, 2001--PRECIOUS METALS FUND C-CLASS; MAY 3, 2001--LEISURE FUND C-CLASS; FEBRUARY 20, 2004--REAL ESTATE FUND C-CLASS; SEPTEMBER 1, 2004--PRECIOUS METALS FUND A-CLASS, REAL ESTATE FUND A-CLASS AND RETAILING FUND A-CLASS.

 **   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

  +   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

 ++ PER SHARE AMOUNTS FOR THE PERIODS ENDED MARCH 31, 2002 THROUGH MARCH 31, 2003 HAVE BEEN RESTATED TO REFLECT A 1:3 REVERSE STOCK SPLIT EFFECTIVE APRIL 21, 2003.

                                                                  PROSPECTUS 239


                                                                                    RATIOS TO AVERAGE
                                                                                       NET ASSETS:
                                                                                  ---------------------
                                                  NET                                                                   NET
                                               INCREASE      NET                                                       ASSETS,
                                              (DECREASE)    ASSET                               NET                    END OF
                                                IN NET      VALUE,     TOTAL                 INVESTMENT   PORTFOLIO    PERIOD
                                  TOTAL          ASSET      END OF   INVESTMENT    TOTAL       INCOME      TURNOVER    (000'S
                              DISTRIBUTIONS      VALUE      PERIOD     RETURN     EXPENSES     (LOSS)      RATE***    OMITTED)
-------------------------------------------------------------------------------------------------------------------------------
LEISURE FUND
C-CLASS
   MARCH 31, 2006                $    --       $  1.66     $ 31.05      5.65%      2.32%      (1.40)%         734%    $    997
   March 31, 2005                     --          2.46       29.39      9.13%      2.31%      (1.44)%       1,046%       2,502
   March 31, 2004                     --          9.32       26.93     52.92%      2.37%      (1.59)%       1,870%       2,165
   March 31, 2003++                   --         (6.18)      17.61    (25.98)%     2.39%      (1.70)%       3,179%          36
   March 31, 2002*++                  --         (5.22)      23.79    (17.99)%     2.53%**    (2.14)%**     2,609%          87

PRECIOUS METALS FUND
A-CLASS
   MARCH 31, 2006                     --         18.62       54.03     52.58%      1.52%      (0.43)%         277%       5,701
   March 31, 2005*                    --         (1.85)      35.41     (4.97)%     1.45%**    (0.02)%**       358%         217

PRECIOUS METALS FUND
C-CLASS
   MARCH 31, 2006                     --         17.65       52.02     51.35%      2.25%      (1.20)%         277%      24,266
   March 31, 2005                     --         (8.79)      34.37    (20.37)%     2.23%      (1.08)%         358%      20,426
   March 31, 2004                   (.01)        16.81       43.16     63.83%      2.27%      (1.38)%         550%      17,998
   March 31, 2003                     --         (1.37)      26.35     (4.94)%     2.27%      (0.94)%         744%       2,150
   March 31, 2002*                  (.14)         7.31       27.72     36.75%      2.38%**    (1.23)%**       839%         910

REAL ESTATE FUND
A-CLASS
   MARCH 31, 2006                   (.20)         8.62       36.46     31.75%      1.57%       2.02%        1,304%         375
   March 31, 2005*                  (.15)         1.18       27.84      4.98%      1.54%**     0.52%**      1,773%          71

REAL ESTATE FUND
C-CLASS
   MARCH 31, 2006                   (.20)         8.29       35.93     30.79%      2.36%       1.35%        1,304%       3,548
   March 31, 2005                   (.15)         1.01       27.64      4.35%      2.32%       1.52%        1,773%       1,293
   March 31, 2004*                    --          1.63       26.63      6.52%      2.36%**     0.72%**        102%       7,562

RETAILING FUND
A-CLASS
   MARCH 31, 2006                     --          1.09       13.10      9.08%      1.59%      (0.87)%       1,163%          46
   March 31, 2005*                    --          1.56       12.01     14.93%      1.68%**    (1.03)%**     1,505%           1

240

--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                               NET REALIZED       NET INCREASE                      DISTRIBUTIONS
                                   NET ASSET       NET             AND             (DECREASE)      DISTRIBUTIONS      FROM NET
                                     VALUE,     INVESTMENT      UNREALIZED        IN NET ASSET       FROM NET         REALIZED
                                   BEGINNING      INCOME      GAINS (LOSSES)    VALUE RESULTING     INVESTMENT         CAPITAL
                                   OF PERIOD     (LOSS)+      ON SECURITIES     FROM OPERATIONS       INCOME            GAINS
----------------------------------------------------------------------------------------------------------------------------------
RETAILING FUND
C-CLASS
   MARCH 31, 2006                   $ 11.80       $ (.20)         $  1.20           $  1.00           $   --           $   --
   March 31, 2005                     11.37         (.17)             .60               .43               --               --
   March 31, 2004                      7.81         (.18)            3.74              3.56               --               --
   March 31, 2003                     11.02         (.20)           (3.01)            (3.21)              --               --
   March 31, 2002*                    10.68         (.20)             .54               .34               --               --

TECHNOLOGY FUND
A-CLASS
   MARCH 31, 2006                     10.07         (.13)            2.04              1.91             (.03)              --
   March 31, 2005*                     9.32           --              .75               .75               --               --

TECHNOLOGY FUND
C-CLASS
   MARCH 31, 2006                     10.01         (.21)            2.04              1.83             (.03)              --
   March 31, 2005                     11.10           --            (1.09)            (1.09)              --               --
   March 31, 2004                      7.00         (.21)            4.31              4.10               --               --
   March 31, 2003                     10.90         (.18)           (3.72)            (3.90)              --               --
   March 31, 2002*                    14.82         (.25)           (3.67)            (3.92)              --               --

TELECOMMUNICATIONS FUND
A-CLASS
   MARCH 31, 2006                     13.90         (.03)            3.68              3.65             (.40)              --
   March 31, 2005*                    13.55          .11              .24               .35               --               --

TELECOMMUNICATIONS FUND
C-CLASS
   MARCH 31, 2006                     13.81          .01             3.48              3.49             (.40)              --
   March 31, 2005                     15.06         (.07)           (1.18)            (1.25)              --               --
   March 31, 2004                      9.84         (.15)            5.42              5.27             (.05)              --
   March 31, 2003++                   14.97         (.09)           (5.04)            (5.13)              --               --
   March 31, 2002*++                  26.91         (.24)          (11.61)           (11.85)              --             (.09)

TRANSPORTATION FUND
A-CLASS
   MARCH 31, 2006                     21.34         (.17)            5.70              5.53               --               --
   March 31, 2005*                    18.73         (.09)            2.70              2.61               --               --

  * SINCE THE COMMENCEMENT OF OPERATIONS: APRIL 18, 2001--TECHNOLOGY FUND C-CLASS AND TELECOMMUNICATIONS FUND C-CLASS; MAY 9, 2001--RETAILING FUND C-CLASS; SEPTEMBER 1, 2004--TELECOMMUNICATIONS FUND A-CLASS, TECHNOLOGY FUND A-CLASS AND TRANSPORTATION FUND A-CLASS.

 **   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

  +   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

 ++ PER SHARE AMOUNTS FOR THE PERIODS ENDED MARCH 31, 2002 THROUGH MARCH 31, 2003 HAVE BEEN RESTATED TO REFLECT A 1:3 REVERSE STOCK SPLIT EFFECTIVE APRIL 21, 2003.

                                                                  PROSPECTUS 241


                                                                                    RATIOS TO AVERAGE
                                                                                       NET ASSETS:
                                                                                  ---------------------
                                                  NET                                                                    NET
                                               INCREASE      NET                                                       ASSETS,
                                              (DECREASE)    ASSET                               NET                     END OF
                                                IN NET      VALUE,     TOTAL                 INVESTMENT   PORTFOLIO     PERIOD
                                  TOTAL          ASSET      END OF   INVESTMENT    TOTAL       INCOME     TURNOVER      (000'S
                              DISTRIBUTIONS      VALUE      PERIOD     RETURN     EXPENSES     (LOSS)       RATE***   OMITTED))
--------------------------------------------------------------------------------------------------------------------------------
RETAILING FUND
C-CLASS
   MARCH 31, 2006                $    --       $  1.00     $ 12.80      8.47%      2.34%      (1.65)%       1,163%     $ 1,586
   March 31, 2005                     --           .43       11.80      3.78%      2.33%      (1.52)%       1,505%       1,774
   March 31, 2004                     --          3.56       11.37     45.58%      2.36%      (1.72)%       1,825%       2,362
   March 31, 2003                     --         (3.21)       7.81    (29.13)%     2.32%      (1.89)%       3,788%          85
   March 31, 2002*                    --           .34       11.02      3.18%      2.70%**    (2.13)%**     2,030%       1,028

TECHNOLOGY FUND
A-CLASS
   MARCH 31, 2006                   (.03)         1.88       11.95     19.00%      1.63%      (1.15)%         666%         633
   March 31, 2005*                    --           .75       10.07      8.05%      1.54%**     0.00%**      1,304%           6

TECHNOLOGY FUND
C-CLASS
   MARCH 31, 2006                   (.03)         1.80     $ 11.81     18.31%      2.35%      (1.88)%         666%       2,800
   March 31, 2005                     --         (1.09)      10.01     (9.82)%     2.32%       0.00%        1,304%       1,284
   March 31, 2004                     --          4.10       11.10     58.57%      2.36%      (2.13)%       1,853%       1,101
   March 31, 2003                     --         (3.90)       7.00    (35.78)%     2.37%      (2.07)%       1,938%         434
   March 31, 2002*                    --         (3.92)      10.90    (26.45)%     2.43%**    (2.22)%**     1,017%         424

TELECOMMUNICATIONS FUND
A-CLASS
   MARCH 31, 2006                   (.40)         3.25       17.15     26.64%      1.88%      (0.18)%         820%       4,193
   March 31, 2005*                    --           .35       13.90      2.58%      1.54%**     1.25%**      1,142%           3

TELECOMMUNICATIONS FUND
C-CLASS
   MARCH 31, 2006                   (.40)         3.09       16.90     25.65%      2.31%       0.09%          820%       2,827
   March 31, 2005                     --         (1.25)      13.81     (8.30)%     2.38%      (0.51)%       1,142%       1,784
   March 31, 2004                   (.05)         5.22       15.06     53.62%      2.37%      (1.09)%       1,506%       3,635
   March 31, 2003++                   --         (5.13)       9.84    (34.27)%     2.41%      (0.71)%       2,431%         774
   March 31, 2002*++                (.09)       (11.94)      14.97    (44.16)%     2.43%**    (1.25)%**     1,192%          19

TRANSPORTATION FUND
A-CLASS
   MARCH 31, 2006                     --          5.53       26.87     25.91%      1.66%      (0.71)%         669%       3,044
   March 31, 2005*                    --          2.61       21.34     13.93%      1.54%**    (0.71)%**       929%          22

242

--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                                   NET INCREASE
                                                  NET REALIZED      (DECREASE)                     DISTRIBUTIONS
                        NET ASSET      NET            AND          IN NET ASSET    DISTRIBUTIONS     FROM NET
                          VALUE,    INVESTMENT     UNREALIZED         VALUE          FROM NET        REALIZED
                        BEGINNING     INCOME     GAINS (LOSSES)   RESULTING FROM    INVESTMENT        CAPITAL          TOTAL
                        OF PERIOD    (LOSS)+     ON SECURITIES      OPERATIONS        INCOME           GAINS       DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION FUND
C-CLASS
   MARCH 31, 2006        $ 21.71     $ (.35)         $ 5.78           $ 5.43           $  --          $    --         $    --
   March 31, 2005          18.43       (.32)           3.60             3.28              --               --              --
   March 31, 2004          14.85       (.25)           3.83             3.58              --               --              --
   March 31, 2003++        20.73       (.27)          (5.61)           (5.88)             --               --              --
   March 31, 2002*++       20.04       (.24)            .93              .69              --               --              --

UTILITIES FUND
A-CLASS
   MARCH 31, 2006          23.00        .44            1.18             1.62            (.44)              --            (.44)
   March 31, 2005*         20.66        .40            2.24             2.64            (.30)              --            (.30)

UTILITES FUND
C-CLASS
   MARCH 31, 2006          22.47        .24            1.15             1.39            (.44)              --            (.44)
   March 31, 2005          19.77        .29            2.71             3.00            (.30)              --            (.30)
   March 31, 2004          15.93        .22            4.59             4.81            (.97)              --            (.97)
   March 31, 2003++        25.08        .30           (8.91)           (8.61)           (.54)              --            (.54)
   March 31, 2002*++       37.98       (.12)         (11.22)          (11.34)          (1.56)              --           (1.56)

EUROPE ADVANTAGE FUND (FORMERLY, LARGE-CAP EUROPE)
A-CLASS
   MARCH 31, 2006          17.14        .18            3.06             3.24              --             (.32)           (.32)
   March 31, 2005          14.98        .05            2.59             2.64            (.47)            (.01)           (.48)
   March 31, 2004*         14.98         --              --               --              --               --              --

EUROPE ADVANTAGE FUND (FORMERLY, LARGE-CAP EUROPE)
C-CLASS
   MARCH 31, 2006          16.57        .10            2.90             3.00              --             (.32)           (.32)
   March 31, 2005          14.62       (.09)           2.52             2.43            (.47)            (.01)           (.48)
   March 31, 2004           9.74      (1.18)           6.77             5.59              --             (.71)           (.71)
   March 31, 2003          15.22       (.10)          (5.38)           (5.48)             --               --              --
   March 31, 2002*         19.09       (.11)          (3.76)           (3.87)             --               --              --

  * SINCE THE COMMENCEMENT OF OPERATIONS: APRIL 27, 2001--UTILITIES FUND C-CLASS; MAY 10, 2001--EUROPE ADVANTAGE FUND C-CLASS; MAY 14, 2001--TRANSPORTATION FUND C-CLASS; MARCH 31, 2004--EUROPE ADVANTAGE FUND A-CLASS; SEPTEMBER 1, 2004--UTILITIES FUND A-CLASS.

 **   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

  +   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

 ++ PER SHARE AMOUNTS FOR THE PERIODS ENDED MARCH 31, 2002 THROUGH MARCH 31, 2003 HAVE BEEN RESTATED TO REFLECT A 1:3 REVERSE STOCK SPLIT EFFECTIVE APRIL 21, 2003.

  # EXPENSE RATIOS FOR THE PERIOD ENDED MARCH 31, 2004 ARE CALCULATED FOR ONE DAY ONLY AND ARE NOT INDICATIVE OF FUTURE CLASS PERFORMANCE.

                                                                  PROSPECTUS 243


                                                                            RATIOS TO AVERAGE
                                                                               NET ASSETS:
                                                             -----------------------------------------------
                                                                                                                             NET
                            NET         NET                                                                                 ASSETS,
                         INCREASE      ASSET                                                         NET                    END OF
                        (DECREASE)     VALUE,     TOTAL                                           INVESTMENT   PORTFOLIO    PERIOD
                          IN NET       END OF   INVESTMENT    GROSS        NET      OPERATING       INCOME     TURNOVER     (000'S
                        ASSET VALUE    PERIOD     RETURN     EXPENSES   EXPENSES   EXPENSES ss.     (LOSS)      RATE***    OMITTED)
-----------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION FUND
C-CLASS
   MARCH 31, 2006         $  5.43     $ 27.14      25.01%    2.38%      2.38%        2.38%         (1.43)%        669%     $ 5,385
   March 31, 2005            3.28       21.71      17.80%    2.32%      2.32%        2.32%         (1.51)%        929%       1,807
   March 31, 2004            3.58       18.43      24.11%    2.36%      2.36%        2.36%         (1.53)%      1,624%         656
   March 31, 2003++         (5.88)      14.85     (28.36)%   2.36%      2.36%        2.36%         (1.51)%      2,786%         514
   March 31, 2002*++          .69       20.73       3.44%    2.59%**    2.59%**      2.59%**       (1.35)%**    1,704%         654

UTILITIES FUND
A-CLASS
   MARCH 31, 2006            1.18       24.18       7.01%    1.60%      1.60%        1.60%          1.75%         728%         626
   March 31, 2005*           2.34       23.00      12.84%    1.54%**    1.54%**      1.54%**        2.98%**     1,124%         128

UTILITES FUND
C-CLASS
   MARCH 31, 2006             .95       23.42       6.15%    2.34%      2.34%        2.34%          1.00%         728%       5,346
   March 31, 2005            2.70       22.47      15.23%    2.32%      2.32%        2.32%          1.39%       1,124%       4,807
   March 31, 2004            3.84       19.77      30.80%    2.36%      2.36%        2.36%          1.19%       1,609%       3,948
   March 31, 2003++         (9.15)      15.93     (34.40)%   2.42%      2.42%        2.42%          1.56%       3,158%         939
   March 31, 2002*++       (12.90)      25.08     (29.95)%   2.76%**    2.76%**      2.76%**       (0.48)%**    2,418%         192

EUROPE ADVANTAGE FUND (FORMERLY, LARGE-CAP EUROPE)
A-CLASS
   MARCH 31, 2006            2.92       20.06      19.10%    1.67%      1.66%        1.66%          1.02%         454%       1,378
   March 31, 2005            2.16       17.14      17.56%    1.62%      1.62%        1.62%          0.29%          --          180
   March 31, 2004*             --       14.98       0.00%    0.00%**#   0.00%**#     0.00%**#       0.00%**        --            1

EUROPE ADVANTAGE FUND
C-CLASS
   MARCH 31, 2006            2.68       19.25      18.30%    2.42%      2.41%        2.41%          0.59%         454%       8,703
   MARCH 31, 2005            1.95       16.57      16.55%    2.37%      2.37%        2.37%         (0.57)%         --        5,717
   March 31, 2004            4.88       14.62      57.29%    2.47%      2.47%        2.47%         (8.31)%         --        1,999
   March 31, 2003           (5.48)       9.74     (36.01)%   2.45%      2.45%        2.45%         (0.96)%         --        1,957
   March 31, 2002*          (3.87)      15.22     (20.27)%   2.69%**    2.69%**      2.69%**       (0.82)%**       --          116

244

--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                                     NET INCREASE
                                                   NET REALIZED       (DECREASE)                       DISTRIBUTIONS
                       NET ASSET        NET            AND           IN NET ASSET     DISTRIBUTIONS       FROM NET
                         VALUE,     INVESTMENT      UNREALIZED           VALUE           FROM NET         REALIZED       TOTAL
                       BEGINNING      INCOME      GAINS (LOSSES)    RESULTING FROM      INVESTMENT        CAPITAL       DISTRI-
                       OF PERIOD      (LOSS)+     ON SECURITIES       OPERATIONS          INCOME           GAINS        BUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
JAPAN ADVANTAGE FUND (FORMERLY, LARGE-CAP JAPAN)
A-CLASS
   MARCH 31, 2006       $ 29.20       $  .74         $ 10.67           $ 11.41           $   --           $   --        $    --
   March 31, 2005         34.60          .05           (3.96)            (3.91)            (.56)            (.93)         (1.49)
   March 31, 2004*        34.60           --              --                --               --               --             --

JAPAN ADVANTAGE FUND (FORMERLY, LARGE-CAP JAPAN)
C-CLASS
   MARCH 31, 2006         28.61          .12           10.74             10.86               --               --             --
   March 31, 2005         34.18         (.25)          (3.83)            (4.08)            (.56)            (.93)         (1.49)
   March 31, 2004         18.96         (.80)          16.26             15.46               --             (.24)          (.24)
   March 31, 2003+++      27.24         (.18)          (8.10)            (8.28)              --               --             --
   March 31, 2002*+++     25.65         (.03)           1.62              1.59               --               --             --

GOVERNMENT LONG BOND ADVANTAGE FUND (FORMERLY, U.S. GOVERNMENT BOND)
A-CLASS
   MARCH 31, 2006         11.07          .40            (.58)             (.18)            (.39)              --           (.39)
   March 31, 2005         11.05          .39             .02               .41             (.39)              --           (.39)
   March 31, 2004*        11.05           --              --                --               --               --             --

GOVERNMENT LONG BOND ADVANTAGE FUND (FORMERLY, U.S. GOVERNMENT BOND)
C-CLASS
   MARCH 31, 2006         11.07          .31            (.57)             (.26)            (.31)              --           (.31)
   March 31, 2005         11.05          .31             .02               .33             (.31)              --           (.31)
   March 31, 2004         10.97          .30             .08               .38             (.30)                           (.30)
   March 31, 2003          9.12          .31            1.85              2.16             (.31)              --           (.31)
   March 31, 2002*         9.42          .32            (.32)               --             (.30)              --           (.30)

INVERSE GOVERNMENT LONG BOND FUND (FORMERLY, JUNO)
A-CLASS
   MARCH 31, 2006         18.84         (.12)            .80               .68               --               --             --
   March 31, 2005         19.71         (.13)           (.74)             (.87)              --               --             --
   March 31, 2004*        19.71           --              --                --               --               --             --

  * SINCE THE COMMENCEMENT OF OPERATIONS: MARCH 1, 2002--JAPAN ADVANTAGE FUND C-CLASS; MAY 2, 2001--GOVERNMENT LONG BOND ADVANTAGE FUND C-CLASS;
      MARCH 31, 2004--JAPAN ADVANTAGE FUND A-CLASS, GOVERNMENT LONG BOND ADVANTAGE FUND AND INVERSE GOVERNMENT LONG BOND FUND A-CLASS.

 **   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

  +   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

 ++   RATIOS TO AVERAGE NET ASSETS INCLUDE EXPENSES OF THE CORRESPONDING
      PORTFOLIO.

 +++ PER SHARE AMOUNTS FOR THE PERIODS ENDED MARCH 31, 2002 THROUGH MARCH 31, 2003 HAVE BEEN RESTATED TO REFLECT A 1:3 REVERSE STOCK SPLIT EFFECTIVE APRIL 21, 2003.

  # EXPENSE RATIOS FOR THE PERIOD ENDED MARCH 31, 2004 ARE CALCULATED FOR ONE DAY ONLY AND ARE NOT INDICATIVE OF FUTURE CLASS PERFORMANCE.

 SS.  OPERATING EXPENSES EXCLUDE INTEREST EXPENSE FROM SECURITIES SOLD SHORT.

                                                                  PROSPECTUS 245


                                                                        RATIOS TO AVERAGE
                                                                           NET ASSETS:
                                                         -----------------------------------------------
                                                                                                                       NET
                           NET        NET                                                                             ASSETS,
                         INCREASE    ASSET                                                        NET                 END OF
                        (DECREASE)   VALUE,     TOTAL                                         INVESTMENT  PORTFOLIO   PERIOD
                          IN NET     END OF  INVESTMENT     GROSS        NET      OPERATING     INCOME     TURNOVER   (000'S
                       ASSET VALUE   PERIOD    RETURN     EXPENSES    EXPENSES   EXPENSES SS.   (LOSS)     RATE***   OMITTED)
--------------------------------------------------------------------------------------------------------------------------------
JAPAN ADVANTAGE FUND (FORMERLY, LARGE-CAP JAPAN)
A-CLASS
   MARCH 31, 2006        $ 11.41    $ 40.61    39.08%    1.67%       1.66%        1.66%         2.20%          --    $  3,432
   March 31, 2005          (5.40)     29.20   (11.31)%   1.62%       1.62%        1.62%         0.15%          --         280
   March 31, 2004*            --      34.60     0.00%    0.00%**#    0.00%**#     0.00%**#      0.00%**        --          55

JAPAN ADVANTAGE FUND (FORMERLY, LARGE-CAP JAPAN)
C-CLASS
   MARCH 31, 2006          10.86      39.47    37.96%    2.43%       2.42%        2.42%         1.49%          --      13,082
   March 31, 2005          (5.57)     28.61   (11.96)%   2.38%       2.38%        2.38%        (0.83)%         --       3,381
   March 31, 2004          15.22      34.18    81.72%    2.42%       2.42%        2.42%        (2.85)%         --       5,572
   March 31, 2003+++       (8.28)     18.96   (30.40)%   2.36%       2.36%        2.36%        (0.68)%         --           9
   March 31, 2002*+++       1.59      27.24     6.20%    2.20%**     2.20%**      2.20%**      (0.72)%**       --          12

GOVERNMENT LONG BOND ADVANTAGE FUND (FORMERLY, U.S. GOVERNMENT BOND)
A-CLASS
   MARCH 31, 2006           (.57)     10.50    (1.88)%   1.17%       1.17%        1.17%         3.45%       1,451%      1,503
   March 31, 2005            .02      11.07     3.86%    1.15%       1.15%        1.15%         3.63%         737%      1,703
   March 31, 2004*            --      11.05     0.00%    0.00%**#    0.00%**#     0.00%**#      0.00%**     1,143%          1

GOVERNMENT LONG BOND ADVANTAGE FUND (FORMERLY, U.S. GOVERNMENT BOND)
C-CLASS
   MARCH 31, 2006           (.57)     10.50    (2.61)%   1.93%       1.93%        1.93%         2.69%       1,451%      7,293
   March 31, 2005            .02      11.07     3.10%    1.92%       1.92%        1.92%         2.86%         737%     11,005
   March 31, 2004            .08      11.05     3.59%    1.96%       1.96%        1.96%         2.85%       1,143%      3,828
   March 31, 2003           1.85      10.97    23.93%    1.95%       1.95%        1.95%         2.86%       2,404%      2,163
   March 31, 2002*          (.30)      9.12    (0.14)%   1.79%**     1.79%**      1.79%**       3.53%**       860%        209

INVERSE GOVERNMENT LONG BOND FUND (FORMERLY, JUNO)
A-CLASS
   MARCH 31, 2006            .68      19.52     3.61%    4.91%++     4.91%++      1.58%++      (0.65)%        179%    124,679
   March 31, 2005           (.87)     18.84    (4.41)%   5.35%++     5.35%++      1.56%++      (0.64)%        101%    177,178
   March 31, 2004*            --      19.71     0.00%    0.00%**++#  0.00%**++#   0.00%**++#    0.00%**       187%      5,057

246

--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                                     NET INCREASE
                                                   NET REALIZED       (DECREASE)                       DISTRIBUTIONS
                       NET ASSET        NET            AND           IN NET ASSET     DISTRIBUTIONS       FROM NET
                         VALUE,     INVESTMENT      UNREALIZED           VALUE           FROM NET         REALIZED
                       BEGINNING      INCOME      GAINS (LOSSES)    RESULTING FROM      INVESTMENT        CAPITAL          TOTAL
                       OF PERIOD      (LOSS)+     ON SECURITIES       OPERATIONS          INCOME           GAINS       DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
INVERSE GOVERNMENT LONG BOND FUND (FORMERLY, JUNO)
C-CLASS
   MARCH 31, 2006       $ 18.25       $ (.25)        $   .78          $   .53            $   --             $ --       $    --
   March 31, 2005         19.24         (.27)           (.72)            (.99)               --               --            --
   March 31, 2004         20.88         (.29)          (1.35)           (1.64)               --               --            --
   March 31, 2003         26.16         (.17)          (5.11)           (5.28)               --               --            --
   March 31, 2002+++      25.59          .15             .42              .57                --               --            --

COMMODITIES FUND
A-CLASS
   MARCH 31, 2006*        25.00          .61            1.68             2.29                --               --            --

COMMODITIES FUND
C-CLASS
   MARCH 31, 2006*        25.00          .42            1.68             2.10                --               --            --

DYNAMIC STRENGTHENING DOLLAR FUND (FORMERLY, STRENGTHENING DOLLAR)
A-CLASS
   MARCH 31, 2006*        25.00          .50            2.37             2.87              (.13)              --          (.13)

DYNAMIC STRENGTHENING DOLLAR FUND (FORMERLY, STRENGTHENING DOLLAR)
C-CLASS
   MARCH 31, 2006*        25.00          .36            2.33             2.69              (.13)              --          (.13)

DYNAMIC WEAKENING DOLLAR FUND (FORMERLY, WEAKENING DOLLAR)
A-CLASS
   MARCH 31, 2006*        25.00          .51           (2.67)           (2.16)             (.14)              --          (.14)

DYNAMIC WEAKENING DOLLAR FUND (FORMERLY, WEAKENING DOLLAR)
C-CLASS
   MARCH 31, 2006*        25.00          .34           (2.65)           (2.31)             (.14)              --          (.14)

  * SINCE THE COMMENCEMENT OF OPERATIONS: MAY 25, 2005--COMMODITIES FUND A-CLASS AND C-CLASS, DYNAMIC WEAKENING DOLLAR FUND A-CLASS AND DYNAMIC WEAKENING DOLLAR FUND C-CLASS, DYNAMIC STRENGTHENING DOLLAR FUND A-CLASS AND DYNAMIC STRENGTHENING DOLLAR FUND C-CLASS.

 **   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

  +   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

 ++ RATIOS TO AVERAGE NET ASSETS INCLUDE EXPENSES OF THE CORRESPONDING MASTER PORTFOLIO.

+++ PER SHARE AMOUNTS FOR THE YEAR ENDED MARCH 31, 2002 HAVE BEEN RESTATED TO REFLECT A 1:3 REVERSE STOCK SPLIT EFFECTIVE FEBRUARY 10, 2003.

  ?   UNAUDITED.

  ~ THE INVERSE GOVERNMENT LONG BOND FUND HAS RESTATED ITS RATIOS OF GROSS AND NET EXPENSES TO AVERAGE NET ASSETS IN THE FINANCIAL HIGHLIGHTS IN ORDER TO REFLECT THE RECLASSIFICATION OF INTEREST EXPENSE FROM SECURITIES SOLD SHORT. THIS RESTATEMENT HAD NO EFFECT ON THE INVERSE GOVERNMENT LONG BOND FUND'S NET ASSET VALUE, PER SHARE VALUE, NET INVESTMENT INCOME RATIOS AND TOTAL INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS DURING ANY PERIOD.

SS.   OPEARTING EXPENSES EXCLUDE INTEREST EXPENSE FROM SECURITIES SOLD SHORT.

                                                                  PROSPECTUS 247


                                                                        RATIOS TO AVERAGE
                                                                           NET ASSETS:
                                                         -----------------------------------------------
                                                                                                                       NET
                           NET        NET                                                                             ASSETS,
                         INCREASE    ASSET                                                        NET                 END OF
                        (DECREASE)   VALUE,     TOTAL                                         INVESTMENT  PORTFOLIO   PERIOD
                         IN NET      END OF  INVESTMENT     GROSS        NET      OPERATING     INCOME     TURNOVER   (000'S
                       ASSET VALUE   PERIOD    RETURN     EXPENSES    EXPENSES   EXPENSES SS.   (LOSS)     RATE***   OMITTED)
--------------------------------------------------------------------------------------------------------------------------------
INVERSE GOVERNMENT LONG BOND FUND (FORMERLY, JUNO)
C-CLASS
   MARCH 31, 2006        $   .53    $ 18.78  $   2.90%    5.66%++     5.66%++      2.33%++     (1.40)%        179%   $ 533,862
   March 31, 2005           (.99)     18.25     (5.15)%   6.11%++     6.11%++      2.32%++     (1.40)%        101%     893,249
   March 31, 2004          (1.64)     19.24     (7.85)%   6.57%++~    6.57%++~     2.38%++     (1.45)%        187%     489,918
   March 31, 2003          (5.28)     20.88    (20.13)%   6.64%++~^   6.64%++~^    2.40%++     (1.64)%         --       60,969
   March 31, 2002++          .57      26.16      2.23%    2.47%++     2.47%++      2.47%++      0.55%          --          877

COMMODITIES FUND
A-CLASS
   MARCH 31, 2006*          2.29      27.29      9.16%      --        1.71%**        --         2.76%**        --        8,751

COMMODITIES FUND
C-CLASS
   MARCH 31, 2006*          2.10      27.10      8.40%      --        2.34%**        --         1.79%**        --        4,128

DYNAMIC STRENGTHENING DOLLAR FUND (FORMERLY, STRENGTHENING DOLLAR)
A-CLASS
   MARCH 31, 2006*          2.74      27.74     11.47%      --        1.68%**        --         2.17%**        --           91

DYNAMIC STRENGTHENING DOLLAR FUND (FORMERLY, STRENGTHENING DOLLAR)
C-CLASS
   MARCH 31, 2006*          2.56      27.56     10.75%      --        2.41%**        --         1.51%**        --          769

DYNAMIC WEAKENING DOLLAR FUND (FORMERLY, WEAKENING DOLLAR)
A-CLASS
   MARCH 31, 2006*         (2.30)     22.70     (8.65)%     --        1.70%**        --         2.66%**        --        2,989

DYNAMIC WEAKENING DOLLAR (FORMERLY, WEAKENING DOLLAR)
C-CLASS
   MARCH 31, 2006*         (2.45)     22.55     (9.25)%     --        2.46%**        --         1.79%**        --        3,916

248

--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                                NET REALIZED     NET INCREASE                       DISTRIBUTIONS
                                    NET ASSET       NET             AND          (DECREASE)        DISTRIBUTIONS      FROM NET
                                     VALUE,     INVESTMENT       UNREALIZED     IN NET ASSET         FROM NET         REALIZED
                                    BEGINNING     INCOME       GAINS (LOSSES)  VALUE RESULTING      INVESTMENT        CAPITAL
                                    OF PERIOD     (LOSS)+      ON SECURITIES   FROM OPERATIONS        INCOME           GAINS
---------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET FUND
A-Class
   MARCH 31, 2006                   $  1.00    $ .03            $     --        $ .03             $ (.03)              $  --
   March 31, 2005                      1.00      .01                  --          .01               (.01)                 --
   March 31, 2004*                     1.00       --                  --           --                 --                  --

U.S. GOVERNMENT MONEY MARKET FUND
C-CLASS
   MARCH 31, 2006                      1.00      .02                  --          .02               (.02)                 --
   March 31, 2005                      1.00       --SS.               --           --SS.             (--)SS.              --
   March 31, 2004                      1.00       --SS.SS.            --           --SS.SS.          (--)SS.SS.           --
   March 31, 2003                      1.00       --SS.SS.SS.         --           --SS.SS.SS.       (--)SS.SS.SS.        --
   March 31, 2002                      1.00      .01                  --          .01               (.01)                 --

        * SINCE THE COMMENCEMENT OF OPERATIONS: MARCH 31, 2004--U.S. GOVERNMENT MONEY MARKET FUND A-CLASS.

       ** ANNUALIZED

      *** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM
          SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

        + CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

        # EXPENSE RATIOS FOR THE PERIOD ENDED MARCH 31, 2004 ARE CALCULATED FOR
          ONE DAY ONLY AND ARE NOT INDICATIVE OF FUTURE CLASS PERFORMANCE.

      SS. LESS THAN $.01 PER SHARE: U.S. GOVERNMENT MONEY MARKET FUND C-CLASS
          ACTUAL AMOUNT = $.00185.

   SS.SS. LESS THAN $.01 PER SHARE: U.S. GOVERNMENT MONEY MARKET FUND C-CLASS
          ACTUAL AMOUNT = $.00006.

SS.SS.SS. LESS THAN $.01 PER SHARE: U.S. GOVERNMENT MONEY MARKET FUND C-CLASS
          ACTUAL AMOUNT = $.0006.

                                                                  PROSPECTUS 249


                                                                                        RATIOS TO AVERAGE
                                                                                           NET ASSETS:
                                                                                        -----------------
                                                        NET                                                                 NET
                                                      INCREASE     NET                                                    ASSETS,
                                                     (DECREASE)   ASSET                              NET                  END OF
                                                       IN NET     VALUE,     TOTAL                INVESTMENT  PORTFOLIO   PERIOD
                                         TOTAL         ASSET      END OF   INVESTMENT    TOTAL      INCOME    TURNOVER    (000'S
                                     DISTRIBUTIONS     VALUE      PERIOD     RETURN    EXPENSES     (LOSS)     RATE***   OMITTED))
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET FUND
A-CLASS
   MARCH 31, 2006                   $(.03)             $  --      $ 1.00      2.51%      1.15%       2.66%       --      $ 14,324
   March 31, 2005                    (.01)                --        1.00      0.59%      1.10%       0.93%       --         7,335
   March 31, 2004*                     --                 --        1.00      0.00%      0.00%**#    0.00%**     --             1

U.S. GOVERNMENT MONEY MARKET FUND
C-CLASS
   MARCH 31, 2006                    (.02)                --        1.00      1.76%      1.89%       1.72%       --       131,045
   March 31, 2005                     (--)SS.             --        1.00      0.19%      1.51%       0.19%       --       155,668
   March 31, 2004                     (--)SS.SS.          --        1.00      0.01%      1.08%       0.01%       --       131,704
   March 31, 2003                     (--)SS.SS.SS.       --        1.00      0.08%      1.50%       0.06%       --       201,745
   March 31, 2002                    (.01)                --        1.00      1.35%      1.80%       1.13%       --        47,920

250


BENCHMARK INFORMATION
--------------------------------------------------------------------------------

Standard & Poor's, Nasdaq, the Frank Russell Company, Dow Jones & Company, Inc., Stoxx Limited Inc., The New York Board of Trade, and the Tokyo Stock Exchange (the "Index Publishers") do not sponsor, endorse, sell or promote any Rydex Fund and make no representation or warranty, implied or express, to the investors in the Funds, or any members of the public, regarding:

      o the advisability of investing in securities generally or in index funds;

      o the ability of any index to track stock market performance or a segment of the same;

      o the accuracy and/or the completeness of the aforementioned indices or any data included therein;

      o the results to be obtained by any of the Funds, the investors in the Funds, or any person or entity from the use of the indices or data included therein; and

      o the merchantability or fitness for a particular purpose for use with respect to the indices or any data included therein.

      Further, the Index Publishers do not:

      o Recommend that any person invest in the Funds or any other securities;

      o Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Funds, including calculation of NAV;

      o Have any responsibility or liability for the administration, management or marketing of the Funds;

      o Consider the needs of the Funds or the investors in the Funds in determining, composing or calculating the indexes or has any obligation to do so;

      o Have any liability in connection with the Funds or for any errors, omissions or interruptions in connection with the indexes or the related data;

      o Have any liability for any lost profits or indirect punitive, special or consequential damages or losses, even if such Index Publisher knows that they might occur.

"Standard & Poor's(R)," S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500,"
"Standard & Poor's MidCap 400," "S&P MidCap 400," "Standard & Poor's SmallCap 600," and "S&P SmallCap 600" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Rydex Investments. The Rydex Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Rydex Funds.

Dow Jones, Dow Jones Industrial Average(SM), DJIA(SM), or other relevant marks/names of the index are service marks of Dow Jones & Company, Inc.

                                                                  PROSPECTUS 251


DOW JONES HAS NO RELATIONSHIP TO THE RYDEX FUNDS, OTHER THAN THE LICENSING OF THE DOW JONES INDUSTRIAL AVERAGE (DJIA) AND ITS SERVICE MARKS FOR USE IN CONNECTED WITH THE FUNDS.

"NEW YORK BOARD OF TRADE," "NYBOT," "THE U.S. DOLLAR INDEX," AND "USDX," ARE TRADEMARKS OR SERVICE MARKS OF THE BOARD OF TRADE OF THE CITY OF NEW YORK, INC. AND HAVE BEEN LICENSED FOR USE BY RYDEX INVESTMENTS. THE RYDEX FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY THE NEW YORK BOARD OF TRADE AND THE NEW YORK BOARD OF TRADE MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE RYDEX FUNDS.

The Frank Russell Company ("Russell") publication of the Russell 2000(R) Index in no way suggests or implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell 2000(R) Index is based. Russell's only relationship to the Trust is the licensing of certain trademarks and trade names of Russell and of the Russell 2000(R) Index which is determined, composed and calculated by Russell without regard to the Trust or the Funds. Russell is not responsible for and has not reviewed the Funds nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000(R) Index. Russell has no obligation or liability in connection with the administration, marketing or trading of the Funds.

RUSSELL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE RUSSELL 2000(R) INDEX OR ANY DATA INCLUDED THEREIN AND RUSSELL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. RUSSELL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, INVESTORS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE RUSSELL 2000(R) INDEX OR ANY DATA INCLUDED THEREIN. RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE RUSSELL 2000(R) INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RUSSELL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

More information about the Index Publishers is located in the SAI.

252


ADDITIONAL AND MORE DETAILED INFORMATION ABOUT THE FUNDS IS INCLUDED IN THE TRUST'S SAI DATED AUGUST 1, 2006. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("HTTP://WWW.SEC.GOV") THAT CONTAINS EACH SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.551.8090). YOU MAY REQUEST DOCUMENTS BY MAIL FROM THE SEC, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102. YOU MAY ALSO OBTAIN THIS INFORMATION UPON PAYMENT OF A DUPLICATION FEE, BY EMAILING THE SEC AT THE FOLLOWING ADDRESS: PUBLICINFO@SEC.GOV.

YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING 800.820.0888 OR 301.296.5100, VISITING THE RYDEX WEB SITE AT WWW.RYDEXINVESTMENTS.COM, OR WRITING TO RYDEX SERIES FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850. ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE TRUST'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING THEIR LAST FISCAL YEAR.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX INVESTMENTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

THE TRUST'S SEC REGISTRATION NUMBER IS 811-07584.

                                                                  PROSPECTUS 253


--------------------------------------------------------------------------------

THIS PAGE INTENTIONALLY LEFT BLANK.

254


RYDEX INVESTMENTS PRIVACY POLICIES
--------------------------------------------------------------------------------


RYDEX FUNDS, RYDEX GLOBAL ADVISORS, RYDEX DISTRIBUTORS, INC.,
RYDEX ADVISORY SERVICES AND RYDEX CAPITAL PARTNERS
(COLLECTIVELY "RYDEX")


(NOT A PART OF THIS PROSPECTUS)

OUR COMMITMENT TO YOU

When you become a Rydex investor, you entrust us with not only your hardearned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone--whether it is your personal information or the fact that you are a current or former Rydex client.

THE INFORMATION WE COLLECT ABOUT YOU

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Rydex account application or when you request a transaction that involves the Rydex Funds or one of the Rydex affiliated companies. "Nonpublic personal information" is personally identifiable private information about you. For example, it includes information regarding your name and address, social security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (E.G., purchase and redemption history).

HOW WE HANDLE YOUR PERSONAL INFORMATION

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Rydex. For example, if you ask to transfer assets from another financial institution to Rydex, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Rydex investment products and services, we may share your information within the Rydex family of affiliated companies. This would include, for example, sharing your information within Rydex so we can make you aware of new Rydex funds or the services offered through another Rydex affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its

                        (NOT A PART OF THIS PROSPECTUS)
assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

OPT OUT PROVISIONS

WE DO NOT SELL YOUR PERSONAL INFORMATION TO ANYONE. The law allows you to "opt out" of only certain kinds of information sharing with third parties. The Firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

HOW WE PROTECT PRIVACY ONLINE

Our concern for the privacy of our shareholders also extends to those who use our web site, www.rydexinvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Rydex web site offers customized features that require our use of "HTTP cookies"--tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Rydex web site. We do not use them to pull data from your hard drive, to learn your email address or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the Legal Information area on our web site for more details about web site security and privacy features.

HOW WE SAFEGUARD YOUR PERSONAL INFORMATION

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

WE'LL KEEP YOU INFORMED

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at www.rydexinvestments.com. Should you have any questions regarding our Privacy Policy, contact us at
800.820.0888 or 301.296-5100.


                          (NOT PART OF THE PROSPECTUS)

[LOGO] RydexInvestments
           Essential for modern markets(TM)

           9601 Blackwell Road o Suite 500 o Rockville, MD 20850
           www.rydexinvestments.com o 800.820.0888

           RSAC-1-0806 X0807

            PLEASE SEE RYDEX FUNDS' PRIVACY POLICY INSIDE THIS BACK COVER.

                                                              RYDEX SERIES FUNDS
                                        H-CLASS SHARES PROSPECTUS AUGUST 1, 2006

                                                      ALTERNATIVE STRATEGY FUNDS
                                                 ABSOLUTE RETURN STRATEGIES FUND
                                                              HEDGED EQUITY FUND
                                                      MULTI-CAP CORE EQUITY FUND
                                                   (FORMERLY, CORE EQUITY FUND)
                                                            SECTOR ROTATION FUND


                                   [LOGO] RYDEX INVESTMENTS
                                                ESSENTIAL FOR MODERN MARKETS(TM)

The U.S. Securities and Exchange Commission has not approved or disapproved the Trust's shares or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

ALTERNATIVE STRATEGY FUNDS ................................................    1

   COMMON RISK/RETURN INFORMATION .........................................    2

   ABSOLUTE RETURN STRATEGIES FUND ........................................    3

   HEDGED EQUITY FUND .....................................................    8

   MULTI-CAP CORE EQUITY FUND .............................................   12

   SECTOR ROTATION FUND ...................................................   15

INVESTMENTS AND RISKS .....................................................   18

SHAREHOLDER INFORMATION ...................................................   27

TRANSACTION INFORMATION ...................................................   28

BUYING FUND SHARES ........................................................   30

SELLING FUND SHARES .......................................................   34

EXCHANGING FUND SHARES ....................................................   36

RYDEX ACCOUNT POLICIES ....................................................   38

DISTRIBUTION AND SHAREHOLDER SERVICES .....................................   42

DIVIDENDS AND DISTRIBUTIONS ...............................................   43

TAX INFORMATION ...........................................................   43

MANAGEMENT OF THE FUNDS ...................................................   45

FINANCIAL HIGHLIGHTS ......................................................   47

                   PLEASE SEE THE RYDEX FUNDS' PRIVACY POLICY
                    INSIDE THE BACK COVER OF THIS PROSPECTUS.

                                                                   PROSPECTUS  1

                               RYDEX SERIES FUNDS

                                 H-CLASS SHARES

           9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850
             800.820.0888 o 301.296.5100 o WWW.RYDEXINVESTMENTS.COM


Rydex Series Funds (the "Trust") is a mutual fund complex offering professionally managed investment portfolios. This Prospectus describes the Absolute Return Strategies, Hedged Equity, Multi-Cap Core Equity and Sector Rotation Funds (the "Alternative Strategy Funds" or the "Funds").

H-Class Shares of the Funds are sold principally to clients of professional money managers ("financial intermediaries") and to investors who take part in certain strategic asset allocation investment programs. Investors may exchange shares of the Funds through the Rydex web site - www.rydexinvestments.com - and over the phone.


RISKS OF INVESTING IN THE FUNDS

The value of the Funds may fluctuate. In addition, Fund shares:

      o     MAY DECLINE IN VALUE, AND YOU MAY LOSE MONEY

      o     ARE NOT FEDERALLY INSURED

      o     ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY

      o     ARE NOT BANK DEPOSITS

      o     ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

2


COMMON RISK/RETURN INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES


Each Alternative Strategy Fund has its own unique investment objective. The investment objective of each Fund is non-fundamental and may be changed without shareholder approval.


PRINCIPAL RISKS


DERIVATIVES RISK - The Funds' use of equity derivatives such as futures, options and swap agreements to pursue their respective investment objectives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. These risks may cause the Funds to experience higher losses than funds that do not use derivatives.


EARLY CLOSING RISK - The Funds are subject to the risk that unanticipated early closings of securities exchanges may result in the Funds' inability to buy or sell securities on that day. If an exchange closes early on a day when a Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

MARKET RISK - Due to market conditions, the value of the Funds' equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in a Fund to decrease.

NON-DIVERSIFICATION RISK - Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION AND MID-CAPITALIZATION ISSUER RISK - Small and medium-capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small-capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or be listed on an exchange and may or may not pay dividends.


SWAP COUNTERPARTY CREDIT RISK - The Funds are subject to credit risk on the amount they expect to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to a Fund, this default will cause the value of your investment in the Fund to decrease.

                                                                   PROSPECTUS  3

ABSOLUTE RETURN STRATEGIES FUND
--------------------------------------------------------------------------------
(RYMSX)

FUND OBJECTIVE

The Absolute Return Strategies Fund seeks to provide capital appreciation consistent with the return and risk characteristics of the hedge fund universe. The secondary objective is to achieve these returns with low correlation to, and less volatility than, equity indices.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues multiple investment styles or mandates that correspond to investment strategies widely employed by hedge funds, including strategies sometimes referred to as absolute return strategies. In particular, the Fund will pursue those investment strategies that may be replicated through proprietary quantitative style analysis. These investment strategies include, but are not limited to, those described below.

     LONG/SHORT EQUITY - Pursuant to a long/short equity investment strategy, portfolio managers seek to profit from investing on both the long and short sides of equity markets. Rydex Investments (the "Advisor") seeks to execute this investment strategy by creating portfolios that include, but are not limited to, one or more of the following directional and/or non-directional positions: long equity, market neutral value, market neutral capitalization, market neutral growth and market neutral momentum.

     EQUITY MARKET NEUTRAL - Pursuant to an equity market neutral investment strategy, portfolio managers seek to profit from exploiting pricing relationships between different equities or related securities while typically hedging exposure to overall equity market movements. The Advisor seeks to execute this investment strategy by creating portfolios that include, but are not limited to, one or more of the following directional and/or non-directional positions: market neutral value, market neutral capitalization, market neutral growth and market neutral momentum.

     FIXED INCOME ARBITRAGE - Pursuant to a fixed income arbitrage investment strategy, portfolio managers seek to profit from relationships between different fixed income securities; leveraging long and short positions in securities that are related either mathematically or economically. The Advisor seeks to execute this strategy by creating portfolios that include, but are not limited to, one or more of the following directional and/or non-directional positions: long fixed income and duration neutral default spreads.

     MERGER ARBITRAGE - Pursuant to a merger arbitrage investment strategy, portfolio managers invest simultaneously in long and short positions in both companies involved in a merger or acquisition. Risk arbitrageurs typically invest in long positions in the stock of the company to be acquired and short the stock of the acquiring company. The Advisor seeks to execute this investment strategy by creating a portfolio consisting primarily of instruments that provide exposure to merger arbitrage spreads.

4


     LONG/SHORT CURRENCIES - Pursuant to a long/short currencies investment strategy, portfolio managers seek to profit from buying long or selling short currencies and/or currency-related instruments. The Advisor seeks to execute this investment strategy by creating a portfolio consisting of a basket of foreign currencies.

     COMMODITIES - Pursuant to a commodities investment strategy, portfolio managers seek performance with historically low correlation to traditional stocks and bonds through investments in precious metals, livestock, grains and other basic goods or materials. The Advisor seeks to execute this investment strategy by creating a portfolio consisting of instruments with commodity market exposure.

Each of these investment strategies may incorporate one or more directional and/or non-directional positions. In general, directional positions seek to benefit from market movement in one direction or the other. In contrast, non-directional positions seek to benefit from both upward and downward movement in one or more markets. The Fund will predominately have a long exposure to directional and non-directional positions. However, there may be times that the Fund will have a short exposure to directional and/or non-directional positions. For more information about directional and non-directional positions, see "Advisor's Investment Methodology."

The Fund may use moderate leverage subject to internally imposed investment constraints designed to limit the amount of loss resulting from such leverage. The Fund's use of directional and non-directional positions and internal investment controls result in a portfolio of assets designed to provide appropriate hedge fund portfolio characteristics as well as providing risk diversification.

The Fund may be long or short in a broad mix of financial assets including U.S. and foreign equities of any capitalization range, currencies, commodities, futures, options, swap agreements, high yield securities, and corporate debt. The Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions.

PRINCIPAL RISKS


In addition to the risks common to investing in any Alternative Strategy Fund, the Absolute Return Strategies Fund is subject to a number of other risks that may affect the value of its shares, including:


FIXED INCOME RISK - The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

                                                                   PROSPECTUS  5


FOREIGN CURRENCY RISK - The Fund's exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund's exposure to foreign currency may reduce the returns of the Fund.

FOREIGN SECURITIES RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could adversely affect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

PORTFOLIO TURNOVER RISK - Due to its investment strategy, the Fund may buy and sell securities frequently. Higher portfolio turnover may result in higher transactional costs and short-term capital gains that will be treated as ordinary income for tax purposes. As a result, portfolio turnover may have a negative effect on the Fund's performance.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

6



PERFORMANCE

The Absolute Return Strategies Fund commenced operations on September 19, 2005, and, therefore, does not have a performance history for a full calendar year.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Absolute Return Strategies Fund.

   SHAREHOLDER FEES
    (fees paid directly from your investment)*
     REDEMPTION FEES ON SHARES OWNED LESS THAN
      30 DAYS (as a percentage of amount redeemed, if applicable)**       1.00%
   ANNUAL FUND OPERATING EXPENSES
    (expenses that are deducted from Fund assets)
     MANAGEMENT FEES                                                      1.15%
     DISTRIBUTION (12b-1) AND SHAREHOLDER
      SERVICE FEES                                                        0.25%
     OTHER EXPENSES***
         SHORT DIVIDEND EXPENSES                                          0.42%
         REMAINING OTHER EXPENSES                                         0.01%
     TOTAL ANNUAL FUND OPERATING EXPENSES****                             1.83%

  * THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

 ** THE FUND WILL CHARGE SHAREHOLDERS A 1.00% REDEMPTION FEE WHEN THEY REDEEM SHARES HELD FOR LESS THAN THIRTY DAYS. FOR MORE INFORMATION, SEE "REDEMPTION FEES."

*** THE ADVISOR HAS CONTRACTUALLY AGREED TO PAY ALL OPERATING EXPENSES OF THE FUND, EXCLUDING INTEREST EXPENSE AND TAXES (EXPECTED TO BE DE MINIMIS), BROKERAGE COMMISSIONS AND OTHER EXPENSES CONNECTED WITH THE EXECUTION OF PORTFOLIO TRANSACTIONS, SHORT DIVIDEND EXPENSES, AND EXTRAORDINARY EXPENSES.

****  ANNUALIZED.

IMPORTANT INFORMATION REGARDING FUND OPERATING EXPENSES - Short Dividend Expense occurs because the Fund short-sells the equity security to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the dividend rate of the equity security to the purchaser and record this as an expense. This expense is offset - in its entirety or in part - by the income derived from the short sale and/or by earnings on the proceeds of the short sale. Short Dividend Expense is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund. If these costs had been treated as transaction costs or capital items rather than as expenses, the expense ratio for H-Class Shares would have equaled 1.41%.

                                                                   PROSPECTUS  7


EXAMPLE

This Example is intended to help you compare the cost of investing in H-Class Shares of the Absolute Return Strategies Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

ABSOLUTE RETURN
STRATEGIES FUND               1 YEAR       3 YEARS       5 YEARS        10 YEARS
--------------------------------------------------------------------------------
H-CLASS                       $192          $594          $1,022          $2,211

8


HEDGED EQUITY FUND
--------------------------------------------------------------------------------
(RYSTX)

FUND OBJECTIVE

The Hedged Equity Fund seeks to provide capital appreciation consistent with the return and risk characteristics of the long/short hedge fund universe. The secondary objective is to achieve these returns with low correlation to and less volatility than equity indices.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues a long/short investment strategy by employing multiple investment styles widely used by hedge funds. In particular, the Fund will pursue those long/short investment styles that may be replicated through proprietary quantitative style analysis. These long/short investment styles include, but are not limited to, those described below.

     LONG/SHORT VALUE - Pursuant to a long/short value investment style, portfolio managers seek to profit from buying long or selling short equities and/or equity-related securities based on value signals. The Advisor seeks to execute this investment style by creating portfolios that include, but are not limited to, one or more of the following directional and/or non-directional positions: long equity, market neutral value and market neutral capitalization.

     LONG/SHORT GROWTH - Pursuant to a long/short growth investment style, portfolio managers seek to profit from buying long or selling short equities and/or equity-related securities based on growth signals. The Advisor seeks to execute this investment style by creating portfolios that include, but are not limited to, one or more of the following directional and/or non-directional positions: long equity, market neutral growth and market neutral capitalization.

     LONG/SHORT MOMENTUM - Pursuant to a long/short momentum investment style, portfolio managers seek to profit from buying long or selling short equities and/or equity-related securities based on price momentum signals. The Advisor attempts to execute this investment style by creating portfolios that include, but are not limited to, one or more of the following directional and/or non-directional positions: long equity, market neutral momentum and market neutral capitalization.

     COVERED CALL WRITING - Pursuant to a covered call writing investment strategy, portfolio managers seek to generate potential returns through the sale of call options covered by the holdings in the portfolio. The Advisor seeks to execute this investment style by creating portfolios that include, but are not limited to, one or more of the following directional and/or non-directional positions: long equity and covered call options.

Each of these investment styles may incorporate one or more directional and/or non-directional positions. In general, directional positions seek to benefit from market movement in one direction or the other. In contrast, non-directional positions seek to benefit from both upward and downward movement in one or more markets. The Fund will predominately have a long exposure to directional and non-directional positions. However, there may be times that the Fund will

                                                                   PROSPECTUS  9


have a short exposure to directional and/or non-directional positions. For more information about directional and non-directional positions, see "Advisor's Investment Methodology."

The Fund may use moderate leverage subject to internally imposed investment constraints designed to limit the amount of loss resulting from such leverage. The Fund's use of directional and non-directional positions and internal investment controls result in a portfolio of assets designed to provide appropriate long/short hedge fund portfolio characteristics as well as providing risk diversification. The Fund invests in core long positions at all times and, as a result, tends to have a long market bias.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in long or short positions in U.S. and foreign equity securities of any capitalization range, or derivatives thereof, including futures, options and swap agreements. This is a non-fundamental policy that can be changed by the Fund upon 60 days' notice to shareholders. The Fund may invest its remaining assets in directional and non-directional fixed income investments.

PRINCIPAL RISKS


In addition to the risks common to investing in any Alternative Strategy Fund, the Hedged Equity Fund is subject to a number of other risks that may affect the value of its shares, including:


FOREIGN SECURITIES RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could adversely affect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

PORTFOLIO TURNOVER RISK - Due to its investment strategy, the Fund may buy and sell securities frequently. Higher portfolio turnover may result in higher transactional costs and short-term capital gains that will be treated as ordinary income for tax purposes. As a result, portfolio turnover may have a negative effect on the Fund's performance.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

10



PERFORMANCE

The Hedged Equity Fund commenced operations on September 19, 2005, and, therefore, does not have a performance history for a full calendar year.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Hedged Equity Fund.

SHAREHOLDER FEES (fees paid directly from your investment)*
    REDEMPTION FEES ON SHARES OWNED LESS THAN
     30 DAYS (as a percentage of amount redeemed, if applicable)**        1.00%
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
    MANAGEMENT FEES                                                       1.15%
    DISTRIBUTION (12b-1) AND SHAREHOLDER
     SERVICE FEES                                                         0.25%
    OTHER EXPENSES***
      SHORT DIVIDEND EXPENSES                                             0.66%
    REMAINING OTHER EXPENSES                                              0.01%
    TOTAL ANNUAL FUND OPERATING EXPENSES****                              2.07%

  * THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

 ** THE FUND WILL CHARGE SHAREHOLDERS A 1.00% REDEMPTION FEE WHEN THEY REDEEM SHARES HELD FOR LESS THAN THIRTY DAYS. FOR MORE INFORMATION, SEE "REDEMPTION FEES."

*** THE ADVISOR HAS CONTRACTUALLY AGREED TO PAY ALL OPERATING EXPENSES OF THE FUND, EXCLUDING INTEREST EXPENSE AND TAXES (EXPECTED TO BE DE MINIMIS), BROKERAGE COMMISSIONS AND OTHER EXPENSES CONNECTED WITH THE EXECUTION OF PORTFOLIO TRANSACTIONS, SHORT DIVIDEND EXPENSES, AND EXTRAORDINARY EXPENSES.

****  ANNUALIZED.

IMPORTANT INFORMATION REGARDING FUND OPERATING EXPENSES - Short Dividend Expense occurs because the Fund short-sells the equity security to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the dividend rate of the equity security to the purchaser and record this as an expense. This expense is offset - in its entirety or in part - by the income derived from the short sale and/or by earnings on the proceeds of the short sale. Short Dividend Expense is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund. If these costs had been treated as transaction costs or capital items rather than as expenses, the expense ratio for H-Class Shares would have equaled 1.41%.

                                                                  PROSPECTUS  11


EXAMPLE

This Example is intended to help you compare the cost of investing in H-Class Shares of the Hedged Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

HEDGED EQUITY FUND             1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
H-CLASS                        $217          $671          1,150          $2,472

12



MULTI-CAP CORE EQUITY FUND
--------------------------------------------------------------------------------
(RYQMX)

FUND OBJECTIVE

The Multi-Cap Core Equity Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY

The Fund invests in a broad mix of equity securities of companies representative of the total U.S. stock market as measured by the Russell 3000(R) Index. The Fund pursues its investment objective by investing in securities within the small, medium and large market capitalization segments that demonstrate value and potential for growth.

The Advisor uses a quantitative investment strategy based on a set of factors that it believes are indicative of future value and growth, such as relative price-to-book ratios and free-cash flow growth measures, to select the Fund's investments within each of the capitalization segments. The Advisor will allocate the Fund's investments among the capitalization segments, generally in equal amounts, and uses disciplined rebalancing to maintain a targeted exposure to each. The Fund primarily invests in equity securities, but may also invest in derivatives designed to provide exposure to equity securities and indices, such as futures contracts, options and swap transactions.

Under normal circumstances, the Fund will invest substantially all (at least 80%) of its net assets, plus any borrowings for investment purposes, in equity securities, and/or derivatives thereof. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS


The principal risks of the Multi-Cap Core Equity Fund are disclosed in the Common Risk/Return section.

PERFORMANCE

The bar chart and table below show the performance of the H-Class Shares of the Multi-Cap Core Equity Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

MULTI-CAP CORE EQUITY FUND

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

2003            32.49
2004            14.80
2005             7.60

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 is 3.66%

HIGHEST QUARTER RETURN
(quarter ended 6/30/2003)    16.26%

LOWEST QUARTER RETURN
(quarter ended 3/31/2003)    -3.61%

                                                                  PROSPECTUS  13


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                         SINCE
                                                                       INCEPTION
H-CLASS SHARES                                         PAST 1 YEAR     9/23/2002
--------------------------------------------------------------------------------
Return Before Taxes                                        7.60%         18.10%

Return After Taxes on Distributions 2                      6.27%         17.19%

Return After Taxes on Distributions and
  Sale of Fund Shares 2                                    5.60%         15.37%

Russell 3000(R) Index 3                                    6.12%         16.57%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE RUSSELL 3000(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX THAT OFFERS INVESTORS ACCESS TO THE BROAD U.S. EQUITY UNIVERSE REPRESENTING APPROXIMATELY 98% OF THE U.S. EQUITY MARKET. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Multi-Cap Core Equity Fund.

SHAREHOLDER FEES*                                                     NONE
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
  from Fund assets)
     MANAGEMENT FEES**                                               0.90%
     DISTRIBUTION (12b-1) FEES                                       0.25%
     OTHER EXPENSES                                                  0.49%
     TOTAL ANNUAL FUND OPERATING EXPENSES                            1.64%

 * THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

** THE MANAGEMENT FEE PAID TO THE ADVISOR FOR PROVIDING SERVICES TO THE FUND CONSISTS OF A BASIC ANNUAL FEE RATE OF 0.70% OF THE FUND'S AVERAGE DAILY NET ASSETS AND A PERFORMANCE ADJUSTMENT, RESULTING IN A MINIMUM FEE OF 0.50% AND A MAXIMUM FEE OF 0.90%. BECAUSE THE PERFORMANCE ADJUSTMENT IS APPLIED RELATIVE TO THE PERFORMANCE OF THE RUSSELL 3,000(R) INDEX, THE ADVISOR COULD RECEIVE A POSITIVE PERFORMANCE ADJUSTMENT EVEN DURING PERIODS WHERE THE FUND'S PERFORMANCE IS NEGATIVE. SEE "MANAGEMENT OF THE FUNDS" FOR ADDITIONAL INFORMATION.

14


EXAMPLE

This Example is intended to help you compare the cost of investing in H-Class Shares of the Multi-Cap Core Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

MULTI-CAP CORE
EQUITY FUND                    1 YEAR        3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------
H-CLASS                         $172          $534          $919          $2,000

                                                                   PROSPECTUS 15


SECTOR ROTATION FUND
--------------------------------------------------------------------------------
(RYSRX)

FUND OBJECTIVE

The Sector Rotation Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY


The Fund seeks to respond to the dynamically changing economy by moving its investments among different sectors or industries. Each month the Advisor, using a quantitative methodology, ranks approximately sixty-two different industries based on several measures of price momentum. The Fund then invests in the top ranked industries. Subject to maintaining adequate liquidity in the Fund, each industry or sector investment is intended to represent the entire industry or sector. The Fund invests in equity securities, such as U.S. traded common stocks and American Depository Receipts ("ADRs"), but may also invest in equity derivatives such as futures contracts, options and swap agreements. The Fund may also enter into short sales.


PRINCIPAL RISKS


In addition to the risks common to investing in any Alternative Strategy Fund, the Sector Rotation Fund is subject to a number of other risks that may affect the value of its shares, including:

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.


INVESTMENT STYLE RISK - The Fund is subject to the risk that the Advisor's use of a price momentum-driven investment strategy may cause the Fund to underperform other types of mutual funds that use different investment strategies during periods when price momentum investing is out of favor.


PERFORMANCE

The bar chart and table below show the performance of the H-Class Shares of the Sector Rotation Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

SECTOR ROTATION FUND

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

2003            30.98
2004            10.30
2005            14.15

      FUND THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 3.82%

HIGHEST QUARTER RETURN
(quarter ended 6/30/2003)                 15.96%

LOWEST QUARTER RETURN
(quarter ended 3/31/2003)                 -2.57%

16


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1
                                                                         SINCE
                                                                       INCEPTION
H-CLASS SHARES                                        PAST 1 YEAR      3/22/2002
--------------------------------------------------------------------------------
Return Before Taxes                                       14.15%          6.82%

Return After Taxes on Distributions 2                     14.15%          6.82%

Return After Taxes on Distributions and
  Sale of Fund Shares 2                                    9.19%          5.87%

S&P 500(R) Index 3                                         4.91%          4.05%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANY ("S&P"), ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Sector Rotation Fund.

SHAREHOLDER FEES*                                                       NONE
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
  from Fund assets)
   MANAGEMENT FEES                                                     0.90%
   DISTRIBUTION (12b-1) FEES                                           0.25%
   OTHER EXPENSES                                                      0.51%
   TOTAL ANNUAL FUND OPERATING EXPENSES                                1.66%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

                                                                  PROSPECTUS  17


EXAMPLE

This Example is intended to help you compare the cost of investing in H-Class Shares of the Sector Rotation Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SECTOR ROTATION FUND           1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
H-CLASS                         $174          $540          $930          $2,022

18


MORE INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------
INVESTMENTS AND RISKS

ADVISOR'S INVESTMENT METHODOLOGY


The Advisor develops and implements structured investment strategies designed to achieve each Fund's objective.

With the exception of the Multi-Cap Core Equity Fund and Sector Rotation Fund, the Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments.

ABSOLUTE RETURN STRATEGIES AND HEDGED EQUITY FUNDS. As the result of market observations and internal and external research, the Advisor believes that aggregate hedge fund performance is largely driven by exposure to well recognized structural investment strategies or "Beta." Beta is exposure to any systematic risk for which the investor expects to be rewarded over time. Beta is commonly referred to as market risk. In this context, the Advisor considers exposure to both directional positions (E.G., equity and/or fixed income securities) and non-directional positions (E.G., value and/or corporate default) as Beta. Although hedge fund exposure to these positions varies over time, their exposure to them in the aggregate, and the investment returns provided by the exposure, have historically been stable. The conclusion of the Advisor's research is that aggregate hedge fund returns are replicable through exposure to these structural investment positions and, therefore, can be delivered in a mutual fund.


The Funds employ a proprietary quantitative model that uses a style analysis of the returns of the appropriate segment of the hedge fund universe. This style analysis compares the returns of the appropriate hedge fund universe with the returns of various directional and non-directional positions. Based on the results of this analysis, historical research and market insights, the Advisor constructs a portfolio mix of directional and non-directional positions that best replicates the return, risk and correlation characteristics of the appropriate segment of the hedge fund universe. The Advisor anticipates adding and subtracting directional and non-directional positions over time based on continuing research of hedge fund returns.

DIRECTIONAL AND NON-DIRECTIONAL POSITIONS. A directional position is designed to have a high correlation with market returns. The Advisor selects securities to achieve particular directional positions using a quantitative model to identify those securities with high measures of liquidity and correlation to the appropriate market, for example, the Advisor may use S&P 500 futures to achieve a directional exposure to the equities market. Directional positions have market risk and are exposed to market movements. The Funds will predominately have a long exposure to directional positions. There may be times that the Funds will have a short exposure to directional positions. The Funds use some, or all, of the following directional positions:


      o An EQUITIES position involves investing in a portfolio that buys a basket of stocks or derivatives thereof, such as index futures.

                                                                  PROSPECTUS  19


      o A FIXED INCOME position involves investing in a portfolio that buys a basket of U.S. Government securities or bond futures.

      o     A COMMODITIES position involves investing in commodity indices.

      o A CURRENCIES position involves investing in a basket of foreign currencies such as, but not limited to, the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona and Swiss Franc.

      o A COVERED CALL OPTIONS position involves investing in written call options on underlying securities which a Fund already owns.

      o A LONG OPTIONS position involves investing in long call or put options. A long call option provides upside profit potential while limiting downside exposure. A long put option provides downside profit potential while limiting upside exposure.


A non-directional position is designed to have a low correlation with market returns. Non-directional positions attempt to profit by exploiting structural mispricings in the financial markets. Non-directional investment strategies are market neutral in nature and, if executed successfully, have limited market exposure. The Funds will predominately have a long exposure to non-directional positions. There may be times that the Funds will have a short exposure to non-directional positions. The Funds use some, or all, of the following non-directional positions:


      o A MARKET NEUTRAL VALUE position involves investing in a basket of stocks that exhibit traditional value characteristics and simultaneously selling short a basket of stocks that exhibit non-value characteristics. Traditional value characteristics include, but are not limited to, high book-to-price ratios, high earnings-to-price ratios and high cash flow-to-price ratios. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

      o A MARKET NEUTRAL GROWTH position involves investing in a basket of stocks that exhibit traditional growth characteristics and simultaneously selling short a basket of stocks that exhibit non-growth characteristics. Traditional growth characteristics include, but are not limited to, high earnings growth and high cash flow growth. The portfolio is formed such that long and short positions are approximately equal and has limited market exposure.

      o A MARKET NEUTRAL MOMENTUM position involves investing in a basket of stocks that exhibit strong price momentum and simultaneously selling short a basket of stocks that exhibit weak price momentum. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

20


      o A MARKET NEUTRAL CAPITALIZATION position involves investing in a basket of small-capitalization stocks and simultaneously selling short a basket of large-capitalization stocks. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

      o A MERGER ARBITRAGE SPREADS position involves investing in a basket of stocks that are being acquired and simultaneously selling short a basket of stocks that are making the acquisitions. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

      o A DURATION NEUTRAL TERM SPREADS position involves investing in long 10-year U.S. Government securities and simultaneously selling short 2-year U.S. Government securities. The portfolio is duration-adjusted such that the duration of both long and positions are approximately equal and has limited market exposure.

      o A DURATION NEUTRAL DEFAULT SPREADS position involves investing in a basket of corporate bonds and simultaneously selling short U.S. Government securities of similar duration. The portfolio is formed such that the duration of both long and short positions are approximately equal and has limited market exposure.

MULTI-CAP CORE EQUITY FUND - The Advisor manages the Fund using quantitative investment strategies. This quantitative investment approach relies on financial models and computer databases to assist in the allocation of assets and selection of securities. The Fund's investments are allocated into "capitalization specific" segments of the U.S. equity market. These segments are designed to cover the large-cap, mid-cap and small-cap segments of the market. The Advisor generally considers the largest 200 companies to represent the large-cap segment, the next largest 800 companies to represent the mid-cap segment and the smallest 2,000 companies to represent the small-cap segment. The Advisor generally allocates the Fund's investments equally among the size segments and rebalances periodically using a quantitative methodology designed to maintain its target allocations.

In selecting Fund investments, the Advisor considers a universe of approximately 3,000 securities eligible for purchase, representing approximately 98% of the total capitalization of the U.S. equity market. The Advisor uses a quantitative investment approach to select securities using a set of factors ("the Model") that it believes are indicative of future returns. These include value and growth factors such as relative price-to-book ratios and free-cash flow growth measures, respectively. The factors are intended to complement each other and to generate more consistent positive returns. The Advisor believes that each factor offers a unique perspective that when combined with the other factors considered offers insight into security selection that is greater than any one singular view. Securities are evaluated within each of the three size segments and compared to their appropriate peers in order to mitigate bias in the investment process. When constructing the portfolio, the Advisor considers the security's relative attractiveness according to the Model, its relative contribution to the portfolio's risk, and its ability to reduce or hedge unwanted risks.

SECTOR ROTATION FUND - Each month, the Advisor ranks all industries according to several measures of price momentum. The top-ranked industries are selected for the Advisor's buy list. In order to ensure liquidity in the underlying securities for purchase, approximately 2,000 securities are eligible for purchase

                                                                  PROSPECTUS  21

from the industry buy list. The Advisor uses this methodology to rotate the Fund's investments among a variety of sectors in order to take advantage of volatility in top performing sectors. The Fund may, at times, also short-sell securities in industries or sectors that exhibit particularly low momentum measurement scores. The Advisor may invest in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government or foreign governments) as a temporary defensive position to avoid losses during adverse market conditions. Taking a temporary defensive position could reduce the benefit to the Fund if the market goes up. In this case, the Fund may not achieve its investment goal.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Please see the Statement of Additional Information (the "SAI") for a more complete list of portfolio investment strategies, permitted investments and related risks.

22

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

As indicated below, the Funds are subject to a number of risks that may affect the value of the Funds' shares.

DEPOSITARY RECEIPT RISK (SECTOR ROTATION FUND) - The Sector Rotation Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Foreign securities markets also generally have less trading volume and less liquidity than U.S. securities markets. Investments in the underlying foreign securities also involve political and economic risks.

EARLY CLOSING RISK (ALL FUNDS) - The normal close of trading of securities listed on Nasdaq and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in a Fund's inability to buy or sell securities on that day. If an exchange closes early on a day when one or more of the Funds need to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

FIXED INCOME RISK (ABSOLUTE RETURN STRATEGIES FUND) - The market value of fixed income investments will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. In addition, falling interest rates may cause an issuer to redeem or "call" a security before its stated maturity, which may result in an underlying fund having to reinvest the proceeds in lower yielding securities. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Fixed income investments are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

FOREIGN CURRENCY RISK (ABSOLUTE RETURN STRATEGIES, HEDGED EQUITY AND SECTOR ROTATION FUNDS) - The Funds' investments in securities denominated in foreign currencies are subject to currency risk. Currency risks include the following:

      o The value of a Fund's assets measured in U.S. Dollars may be affected by changes in currency exchange rates and exchange control regulations.

      o A Fund may incur transaction costs in connection with conversions between various currencies.

Under normal circumstances, the Funds do not plan to hedge against the risks of variation in currency exchange rates relative to the U.S. Dollar. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.

FOREIGN SECURITIES RISK (ABSOLUTE RETURN STRATEGIES, HEDGED EQUITY AND SECTOR ROTATION FUNDS) - Investing in securities of foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile. Many foreign countries lack accounting and disclosure

                                                                  PROSPECTUS  23


standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

FUTURES AND OPTIONS RISK (ALL FUNDS) - The Funds may invest a percentage of their assets in futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

      FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

      OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover their positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover their positions by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call options written by the Funds.

      The risks associated with the Funds' use of futures and options contracts include:

      o The Funds experiencing losses over certain ranges in the market that exceed losses experienced by funds that do not use futures contracts and options.

      o There may be an imperfect correlation between the changes in market value of the securities held by Funds and the prices of futures and options on futures.

      o Although the Funds will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Funds may be unable to close out their futures contracts at a time which is advantageous.

24


      o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

      o Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

MARKET RISK (ALL FUNDS) - The Funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the NAV of the Funds to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Funds' equity securities and equity derivatives may fluctuate drastically from day to day. Because of their link to the equity markets, an investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

NON-DIVERSIFICATION RISK (ALL FUNDS) - Since each Fund is non-diversified, each Fund may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

PORTFOLIO TURNOVER RISK (ALL FUNDS) - Each Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Funds' performance to be less than you expect.

SHORT SALES RISK (ABSOLUTE RETURN STRATEGIES, HEDGED EQUITY AND SECTOR ROTATION FUNDS) - Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of

                                                                  PROSPECTUS  25


premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when a Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the cash generated by the short sale. To the extent that the interest rate that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. This type of short sales expense is sometimes referred to as the "negative cost of carry," and will tend to cause a Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.


SMALL-CAPITALIZATION AND MID-CAPITALIZATION ISSUER RISK (ALL FUNDS) - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon relatively small management groups. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.


SWAP COUNTERPARTY CREDIT RISK (ALL FUNDS) - The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Funds will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

26


TRADING HALT RISK (ALL FUNDS) - The Funds typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange ("CME"), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Funds may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Funds price their shares may limit the Funds' ability to use leverage and may prevent the Funds from achieving their investment objectives. In such an event, the Funds also may be required to use a "fair-value" method to price their outstanding contracts.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

                                                                  PROSPECTUS  27


INVESTING WITH RYDEX:
--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION

H-Class Shares are offered directly through Rydex Fund Services Inc. and also through authorized securities brokers and other financial intermediaries.

OPENING YOUR ACCOUNT

You will need to open a Rydex shareholder account to make share transactions - buy, sell or exchange shares of the Funds. You can request an account application by calling Rydex shareholder services at 800.820.0888 or
301.296.5406 or simply download an application from the Rydex web site - www.rydexinvest-ments.com. Certain account types may be opened online via the website. For more information on opening an account, call Rydex shareholder services at 800.820.0888 or 301.296.5406 or visit www.rydexinvestments.com.

The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need to complete a different application than you would if you were opening a taxable account. When you call Rydex to request an account application, be sure to let the shareholder services representative know what type of account you want to open to ensure that you receive the correct application.

If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Rydex.

--------------------------------------------------------------------------------
   MINIMUM AMOUNTS

   The minimum initial investment amount and minimum account balance requirements for H-Class Shares are:

   o $25,000 non-managed accounts (INCLUDING RETIREMENT ACCOUNTS)

   o $15,000 for accounts managed by a financial intermediary

   Accounts opened through a financial intermediary will be subject to your financial intermediary's minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.

   For new IRA accounts to meet H-Class Shares' minimum investment amount requirements, you must transfer an existing IRA (or multiple IRAs) to open an IRA account with Rydex.

   There are no minimum amounts for subsequent investments in the Funds. Rydex reserves the right to modify its minimum account requirements at any time, with or without prior notice to you.
--------------------------------------------------------------------------------

28


TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION


o You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

o     Attach a copy of the trust document when establishing a trust account.

o When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of corporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

o You must provide a street address (Rydex does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

o     BE SURE TO SIGN THE APPLICATION.

o If you open an account directly with Rydex you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.


TRANSACTION INFORMATION
--------------------------------------------------------------------------------

This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the NYSE is open for business (a "Business Day").

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as "good order," by the Funds' transfer agent, Rydex Distributors, Inc. (the "Distributor"), or authorized dealer. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day's trading activity to the Funds' Advisor. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check or wire transfer.

                                                                  PROSPECTUS  29



--------------------------------------------------------------------------------
TRANSACTION
ORDER METHOD                     FUND                        CUT-OFF TIME
--------------------------------------------------------------------------------
By Mail               All Funds                         Market Close
--------------------------------------------------------------------------------
By Phone              Absolute Return Strategies        Market Close
                      and Hedged Equity Funds
                      ----------------------------------------------------------
                      Multi-Cap Core Equity             3:45 P.M., Eastern Time
                      and Sector Rotation Funds
--------------------------------------------------------------------------------
By Internet           Absolute Return Strategies        Market Close
                      and Hedged Equity Funds
                      ----------------------------------------------------------
                      Multi-Cap Core Equity             3:50 P.M., Eastern Time
                      and Sector Rotation Funds
--------------------------------------------------------------------------------
By Financial          All Funds                         Market Close*
Intermediary
--------------------------------------------------------------------------------


* EACH FINANCIAL INTERMEDIARY MAY HAVE ITS OWN RULES ABOUT SHARE TRANSACTIONS, AND MAY HAVE DIFFERENT CUT-OFF TIMES FOR PROCESSING YOUR TRANSACTION ORDER.

EARLY TRANSACTION CUT-OFF TIMES

On any day that a Fund calculates NAV earlier than normal, as described below, Rydex reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.

--------------------------------------------------------------------------------
   CALCULATING NAV

   The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV.

   Each Fund calculates its NAV by:

   o Taking the current market value of its total assets

   o Subtracting any liabilities

   o Dividing that amount by the total number of shares owned by shareholders

   The Funds calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). If the exchange or market where a Fund's securities or other investments are primarily traded closes early - such as on days in advance of holidays generally observed by participants in these markets - the Funds may calculate NAV as of the earlier closing time.
--------------------------------------------------------------------------------

30


--------------------------------------------------------------------------------
   In calculating NAV, the Funds generally value their investment portfolios based on the market price of the securities as of the time the Funds determine NAV. If market prices are unavailable or the Funds think that they are unreliable, the Funds price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds' NAV calculation. The Funds may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes but prior to the time as of which the Funds calculate NAV.

   The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.
--------------------------------------------------------------------------------

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY


If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Funds. Transaction orders received in good order by your financial intermediary will be processed at the Funds' next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have different cutoff times for processing your transaction order. For more information about your financial intermediary's rules and procedures, you should contact your financial intermediary directly.


BUYING FUND SHARES
--------------------------------------------------------------------------------

The Funds offer their shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares. Purchase orders, like any other share transaction, are subject to the Funds' transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order.

                                                                  PROSPECTUS  31


PURCHASE PROCEDURES

The Funds offer you the option to submit purchase orders through your financial intermediary or send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or Automated Clearing House ("ACH"). The Funds do not accept cash or cash equivalents (such as travelers' checks, money orders or bearer bonds), government checks, third-party checks or checks drawn on a line of credit (including credit card convenience checks). Cashiers checks, bank checks, official checks and treasurers' checks less than or equal to $10,000 are also not accepted. Rydex reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds. You may buy shares and send your purchase proceeds by any of the methods described below:


--------------------------------------------------------------------------------------------------------
                            INITIAL PURCHASE                      SUBSEQUENT PURCHASES
                         -------------------------------------------------------------------------------
                         Complete the account                     Complete the Rydex investment
                         application that corresponds to          slip included with your
                         the type of account you are              quarterly statement or send
                         opening.                                 written purchase instructions
                                                                  that include:

                         o  MAKE SURE TO DESIGNATE WHICH
BY MAIL                     RYDEX FUND(S) YOU WANT TO
IRA AND OTHER               PURCHASE.                             o YOUR NAME
RETIREMENT
ACCOUNTS REQUIRE         o  MAKE SURE YOUR INVESTMENT             o YOUR SHAREHOLDER ACCOUNT
ADDITIONAL                  MEETS THE ACCOUNT MINIMUM.              NUMBER
PAPERWORK.
                                                                  o WHICH RYDEX FUND(S) YOU WANT
                                                                    TO PURCHASE.
CALL RYDEX               -------------------------------------------------------------------------------
SHAREHOLDER                              Make your check payable to RYDEX INVESTMENTS.
SERVICES TO REQUEST      -------------------------------------------------------------------------------
A RETIREMENT                         Your check must be drawn on a U.S. bank and payable
ACCOUNT INVESTOR                                       in U.S. Dollars.
APPLICATION              -------------------------------------------------------------------------------
KIT.                               Include the name of the Rydex Fund(s) you want to purchase on your check.

                                      IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO
                                        PURCHASE, YOUR INVESTMENT WILL BE CREDITED TO THE
                                       U.S. GOVERNMENT MONEY MARKET FUND, WHICH IS OFFERED
                                                    IN A SEPARATE PROSPECTUS.
                         -------------------------------------------------------------------------------
                            Mail your application and                    Mail your written purchase
                                    check to:                            instructions and check to:
                         -------------------------------------------------------------------------------
                         MAILING ADDRESS:
                         Rydex Investments
                         Attn: Ops. Dept.
                         9601 Blackwell Road, Suite 500
                         Rockville, MD 20850
--------------------------------------------------------------------------------------------------------

32


-----------------------------------------------------------------------------------------------------------
                            INITIAL PURCHASE                        SUBSEQUENT PURCHASES
                            -------------------------------------------------------------------------------
                            Submit new account paperwork,           Be sure to designate in your
                            and then call Rydex to obtain           wire instructions which Rydex
                            your account number.                    Fund(s) you want to purchase.

                            o MAKE SURE TO DESIGNATE WHICH
                              RYDEX FUND(S) YOU WANT TO
                              PURCHASE.

                            o MAKE SURE YOUR INVESTMENT
BY WIRE                       MEETS THE ACCOUNT MINIMUM.
                            -------------------------------------------------------------------------------
RYDEX SHAREHOLDER
SERVICES PHONE              To obtain "same-day credit" (to get that Business Day's NAV) for
NUMBER:                     your purchase order, YOU MUST CALL RYDEX SHAREHOLDER SERVICES
800.820.0888                AND PROVIDE THE FOLLOWING INFORMATION PRIOR TO THE TRANSACTION
OR                          CUT-OFF TIME FOR THE RYDEX FUND(S) YOU ARE PURCHASING:
301.296.5406
                            o Account Number

                            o Fund Name

                            o Amount of Wire

                            o Fed Wire Reference Number (upon request)

                            You will receive a confirmation number to verify that your purchase order has been accepted.

                                     IF YOU DO NOT NOTIFY RYDEX SHAREHOLDER SERVICES OF THE INCOMING
                                        WIRE, YOUR PURCHASE ORDER WILL NOT BE PROCESSED UNTIL THE
                                             BUSINESS DAY FOLLOWING THE RECEIPT OF THE WIRE.
                            -------------------------------------------------------------------------------
                            WIRE INSTRUCTIONS:

                            U.S. Bank
                            Cincinnati, OH
                            Routing Number: 0420-00013
                            For Account of: Rydex Investments
                            Account Number: 48038-9030
                            [Your Name]
                            [Your shareholder account number]

                                     IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO PURCHASE,
                                         YOUR INVESTMENT WILL BE CREDITED TO THE U.S. GOVERNMENT
                                      MONEY MARKET FUND, WHICH IS OFFERED IN A SEPARATE PROSPECTUS.
-----------------------------------------------------------------------------------------------------------

                                                                  PROSPECTUS  33


----------------------------------------------------------------------------------------------------
                                   INITIAL PURCHASE                        SUBSEQUENT PURCHASES
                     -------------------------------------------------------------------------------
                            Submit new account paperwork,         Send written purchase
                            and then call Rydex to obtain         instructions that include:
                            your account number. Be sure
                            to complete the "Electronic           o YOUR NAME
                            Investing via ("ACH") section.
BY ACH                      Then, fax it to Rydex (ONLY           o YOUR SHAREHOLDER ACCOUNT
(FAX)                       Individual, Joint and UGMA/             NUMBER
                            UTMA accounts may be
RYDEX FAX                   opened by fax).                       o WHICH RYDEX FUND(S) YOU WANT
NUMBER:                                                             TO PURCHASE
                            o MAKE SURE TO INCLUDE A LETTER OF
301.296.5103                  INSTRUCTION REQUESTING THAT WE      o ACH BANK INFORMATION (IF NOT
                              PROCESS YOUR PURCHASE BY ACH.         ON RECORD).

                            o MAKE SURE TO DESIGNATE WHICH
                              RYDEX FUND(S) YOU WANT TO
                              PURCHASE.

                            o MAKE SURE YOUR INVESTMENT
                              MEETS THE ACCOUNT MINIMUM.
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
BY ACH                                   Follow the directions on the Rydex web site -
(INTERNET)                                         www.rydexinvestments.com
----------------------------------------------------------------------------------------------------


CANCELLED PURCHASE ORDERS

Rydex will ordinarily cancel your purchase order under the following circumstances:

      o     if your bank does not honor your check for any reason

      o     if the transfer agent (Rydex) does not receive your wire transfer

      o     if the transfer agent (Rydex) does not receive your ACH transfer

      o     if your bank does not honor your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND(S) MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND(S) NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND(S) WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

34


SELLING FUND SHARES
--------------------------------------------------------------------------------

The Funds redeem their shares continuously and investors may sell their shares back to the Funds. You may redeem all or any portion of your Fund shares at the Fund's next determined NAV calculated after your redemption order is received in good order by the transfer agent. Redemption orders, like any other share transaction, are subject to the Funds' transaction cut-off times and will be processed at the NAV next determined after your redemption order is received in good order by the transfer agent.

The Funds may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the U.S. Securities and Exchange Commission (the "SEC"). The Funds reserve the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

REDEMPTION PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account. The Funds also offer you the option to send redemption orders by:

--------------------------------------------------------------------------------
               Rydex Investments
MAIL           Attn: Ops. Dept.
               9601 Blackwell Road, Suite 500
               Rockville, MD 20850
--------------------------------------------------------------------------------
               301.296.5103
FAX            If you send your redemption order by fax, you must call Rydex shareholder services at 800.820.0888 or 301.296.5406 to verify that your fax was received and when it will be processed.
--------------------------------------------------------------------------------
TELEPHONE      800.820.0888 OR 301.296.5406 (not available for retirement accounts)
--------------------------------------------------------------------------------

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

      o     your name

      o     your shareholder account number

      o     Fund name(s)

      o     dollar amount or number of shares you would like to sell

      o whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a signature guarantee)

      o signature of account owner(s) (not required for telephone redemptions)

You may only place a redemption order if you are the registered owner of the account or the registered owner has given Rydex written authorization to allow

                                                                  PROSPECTUS  35


you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.

DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS

Distributions from your tax-qualified plan or individual retirement account
(IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.

RECEIVING YOUR REDEMPTION PROCEEDS

Your redemption proceeds normally will be sent within seven days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be wired on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PAYMENT OF REDEMPTION PROCEEDS MAY BE DELAYED UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT YOUR PURCHASE HAS CLEARED. IT MAY TAKE UP TO 15 DAYS FOR YOUR PURCHASE TO CLEAR.

All redemptions will be mailed to your address of record, sent electronically via ACH or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be in writing and must include a signature guarantee and may not be faxed.

--------------------------------------------------------------------------------
   SIGNATURE GUARANTEES

   Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Funds.
--------------------------------------------------------------------------------

REDEMPTION FEES

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of same, the Absolute Return Strategies Fund and the Hedged Equity Fund charge a 1.00% redemption fee on redemptions of shares that have been held for less than thirty (30) days. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Funds. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of a Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are

36


placed with a Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Funds request that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Funds. However, the Funds recognize that due to operational and systems limitations, intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Funds.' Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, the Funds may not be able to defray the expenses associated with short-term trades made by that financial intermediary's customers.

The Absolute Return Strategies Fund and Hedged Equity Fund reserve the right to waive the redemption fee in their discretion where either Fund believes such waiver is in the best interests of the Fund, including certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns or where the financial intermediary's processing systems are unable to properly apply the redemption fee. These categories currently include: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions, (v) retirement loans and withdrawals, and (vi) redemptions in accounts participating in certain approved asset allocation programs.

LOW BALANCE ACCOUNTS

To offset the administrative expense of servicing small accounts, the Funds may impose, without additional notice, an administrative fee of $15 per year during periods where your account balance falls below the account minimum requirements for any reason. The Funds may redeem your shares if the value of your account falls below the required minimum investment amount. However, the Funds will provide you with at least 30 days' written notice to allow you sufficient time to add to your account and avoid the redemption of your shares.

EXCHANGING FUND SHARES
--------------------------------------------------------------------------------


An exchange is when you sell shares of one Fund and use the proceeds from that sale to purchase shares of another Fund. Investors may make exchanges on any Business Day of H-Class Shares of any Fund for H-Class, Investor Class or Advisor Class Shares of any other Fund, on the basis of the respective NAVs of the shares involved. Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Rydex Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Funds' transfer agent prior to the cut-off time of the Fund you are exchanging out of or the Fund you are exchanging into, whichever is earlier, to be processed at that Business Day's NAV. See "Exchanges with

                                                                  PROSPECTUS  37

Other Rydex Funds" below for additional information. The exchange privilege may be modified or discontinued at any time.


EXCHANGE PROCEDURES

The Funds offer you the option to send  exchange requests by:

--------------------------------------------------------------------------------
                Rydex Investments
    MAIL        Attn: Ops. Dept.
                9601 Blackwell Road, Suite 500
                Rockville, MD 20850
--------------------------------------------------------------------------------
                301.296.5101
    FAX         If you send your exchange request by fax, you must call Rydex shareholder services at 800.820.0888 to verify that your fax was received and when it will be processed.
--------------------------------------------------------------------------------
 TELEPHONE      800.820.0888 OR 301.296.5406
--------------------------------------------------------------------------------
  INTERNET      Follow the directions on the Rydex web site -
                www.rydexinvestments.com.
--------------------------------------------------------------------------------

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

      o     your name

      o     your shareholder account number

      o Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying)

      o dollar amount, number of shares or percentage of Fund position involved in the exchange

      o signature of account owner(s) (not required for telephone or internet exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given Rydex written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

MINIMUM EXCHANGE AMOUNTS

The minimum amount for an exchange is either $1,000 or 100% of the Fund position from which the exchange is coming, whichever is less. If you are exchanging the minimum amount, you may not split the proceeds between multiple Rydex Funds. If you place exchange transactions in shares or in percentages, the minimum exchange amount still applies. This minimum may be waived for accounts that are part of an asset allocation strategy.

EXCHANGES WITH OTHER RYDEX FUNDS


On any Business Day, investors may make exchanges of H-Class Shares for H-Class or Investor Class shares (or Advisor class shares if applicable) of any Rydex Fund not offered in this Prospectus. While most Rydex Funds offer

38


unlimited exchange privileges with no minimum holding periods or transaction fees, certain Rydex Funds do not allow unlimited trading. If you are contemplating an exchange for shares of any Rydex Fund not offered in this Prospectus, you should obtain and review that Rydex Fund's current prospectus before making the exchange. You can obtain a prospectus for any Rydex Fund not offered in this Prospectus by calling 800.820.0888 or 301.296.5406 or visiting the Rydex web site at www.rydexinvestments.com.


RYDEX ACCOUNT POLICIES
--------------------------------------------------------------------------------

SHAREHOLDER IDENTIFICATION AND VERIFICATION

Federal regulations may require the Funds to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities. The Funds may use this information to attempt to verify your identity. The Funds may not be able to establish an account if the necessary information is not received. The Funds may also place limits on account transactions while it is in the process of attempting to verify your identity. Additionally, if the Funds are unable to verify your identity after your account is established, the Funds may be required to redeem your shares and close your account.

Rydex provides accounts for U.S. citizens and resident aliens. We will not open any new account for any non-resident aliens (natural person or entity). If you are unsure of your status please consult your tax adviser. Non-resident aliens may hold Rydex Funds through a financial intermediary, subject to that financial intermediary's requirements.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under applicable law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interests of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

                                                                   PROSPECTUS 39


CHANGES TO YOUR ACCOUNT

For information on what is required to make changes and/or additions to your account, and to obtain the appropriate forms, please visit the Rydex web site at www.rydexinvestments.com or call 800.820.0888 or 301.296.5406. If you own shares that are registered in your intermediary's name, and you want to transfer the registration to another intermediary or want the shares registered in your name, then you should contact your intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET

Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Rydex Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Funds, nor their transfer agent, are responsible for internet transactions that are not received.

During periods of unusually high market activity or other times, it may be difficult to reach Rydex by telephone or access our internet site. Rydex and its affiliates will not be liable for any losses resulting from a cause over which Rydex or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g. if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are not able to reach Rydex by your regular medium, consider sending written instructions.

STATEMENTS & CONFIRMATIONS

You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing or via the internet. You may choose to receive your confirmations and/or statements either by mail or electronically.

EDELIVERY SERVICES

eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the web via email notification. For more information on eDelivery, please visit the Rydex web site at www.rydexinvestments.com. The Funds reserve the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.

40


SERVICE AND OTHER FEES

Rydex may charge the following administrative fees for services associated with the following:


      o     $15 for wire transfers of redemption proceeds under $5,000

      o     $50 on purchase checks returned for insufficient funds

      o $25 to stop payment of a redemption check within 10 Business Days of the settlement date

      o $15 for standard overnight packages (fee may be higher for special delivery options)

      o     $25 for bounced draft checks or ACH transactions

      o     $15 per year for low balance accounts

      o The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.


Rydex reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES

Certain retirement plans such as IRA, SEP, Roth IRA and 403(b) accounts, are charged an annual $15 maintenance fee. Upon liquidating your retirement account, an additional $15 account-closing fee will be taken from the proceeds of your redemption.

ACTIVE INVESTORS AND MARKET TIMING

Unlike most other Rydex Funds, the Alternative Strategy Funds are not suitable for purchase by active investors. Each Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Funds.

The Advisor will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this Prospectus and approved by the Funds' Board of Trustees. Currently, the Multi-Cap Core Equity Fund and the Sector Rotation Fund

                                                                  PROSPECTUS  41


restrict shareholders to no more than one substantive redemption out of a Fund (by any means, including exchanges) followed by a purchase of the Fund (by any means, including exchanges) within any ninety-day period. "Substantive" means a dollar amount that the Advisor has determined, in its sole discretion, could adversely affect management of the Multi-Cap Core Equity Fund and the Sector Rotation Fund. This restriction will not apply to systematic transactions, including rebalancing programs, automatic investment programs, and dividend reinvestment programs because the Trust reasonably determined that these categories of transactions do not raise frequent trading or market timing concerns. For the Multi-Cap Core Equity Fund and Sector Rotation Fund, the Board of Trustees has also approved a redemption fee, however, to date it has not implemented this option, nor has it chosen to impose costs or administrative fees on shareholders. In the event that the Board of Trustees decides to implement the redemption fee, such fee will be imposed uniformly by the Funds subject to the limitations discussed below.

With respect to the Absolute Return Strategies Fund and the Hedged Equity Fund, the Board of Trustees has also approved a redemption fee of 1% of the total redemption amount to be imposed uniformly on all Fund shares redeemed within thirty (30) days of buying them (either by purchase or exchange) subject to the limitations discussed below. See "Redemption Fees" for additional information. For purposes of applying the Funds' policies, the Advisor may consider the trading history of accounts under common ownership or control. In addition, the Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Advisor reasonably believes that the trading activity would be harmful or disruptive to the Funds.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur, particularly with respect to trades placed by shareholders that invest in the Funds through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Funds' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Funds cannot assure that their policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Funds and their long-term shareholders as discussed above.

RIGHTS RESERVED BY THE FUNDS

The Funds reserve the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds or in cases where the Funds are requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you

42


may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DISTRIBUTION AND SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

The Funds have adopted a Distribution Plan and a Shareholder Services Plan with respect to H-Class Shares that allows the Funds to pay distribution and/or services fees to the Distributor and other firms that provide distribution and/or shareholder services ("Service Providers"). The Funds will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended. If a Service Provider provides shareholder services, the Funds will pay service fees to the Distributor at an annual rate not to exceed 0.25% of the average daily net assets of a Fund. The Distributor will, in turn, pay the Service Provider for the services it provides. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

COMPENSATION TO DEALERS

The Advisor, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. These payments may be made, at the discretion of the Advisor, to certain dealers who have sold shares of the Rydex Funds. The level of payments made to dealers will generally vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Rydex Funds and promote the retention of their customer's assets in the Funds. Any payments described above will not change the price paid by investors for the purchase of the applicable Rydex Fund's shares or the amount that any particular Rydex Fund will receive as proceeds from such sales. The Advisor determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer's sales, assets, share class utilized and the quality of the dealer's relationship with the Advisor. The Advisor periodically determines the advisability of continuing these payments. The Advisor may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Rydex Funds that are conducted by dealers.

                                                                  PROSPECTUS  43


DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

TIMING OF PAYMENTS

Income dividends, if any, are paid at least annually by each of the Funds. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. The Funds make distributions of capital gains, if any, at least annually. The Funds, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of a Fund.

DIVIDEND PAYMENT OPTIONS

Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Funds in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Funds receive your written notice. To cancel your election, simply send written notice to the Funds. Dividends and distributions with values of $10 or less may be automatically reinvested.

TAX INFORMATION
--------------------------------------------------------------------------------

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

      o Each Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.


      o The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income.

44



o Any long-term capital gains distributions you receive from a Fund are tax-able as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.


o Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.


o Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

o Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by a Fund from U.S. corporations, subject to certain limitations.

o Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year.

o Distributions paid in January but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year.

o A Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

o If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.


o With respect to investments by the Absolute Return Strategies, Hedged Equity and Sector Fotation Funds, some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these with- holding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in these Funds. In addition, these Funds may be able to pass along a tax credit for foreign income taxes that they pay. A Fund will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election.


TAX STATUS OF SHARE TRANSACTIONS

Each sale, exchange, or redemption of Fund shares may be a taxable event to you. For tax purposes, an exchange of Fund shares for shares of a different Rydex Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially

                                                                  PROSPECTUS  45


with respect to redemptions if you invest in the Funds through a tax-qualified retirement plan.

STATE TAX CONSIDERATIONS

A Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISOR


Rydex Investments, the Advisor, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment adviser and manager of the Funds. The Advisor has served as the investment adviser of the Rydex Funds since each Rydex Fund's inception, and also serves as sub-adviser to several other mutual funds.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Under investment advisory agreements between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended March 31, 2006, based on the average daily net assets of each Fund, as set forth below:

                                                                        ADVISORY
FUND                                                                      FEE
--------------------------------------------------------------------------------
ABSOLUTE RETURN STRATEGIES .............................................  1.15%
HEDGED EQUITY ..........................................................  1.15%
MULTI-CAP CORE EQUITY ..................................................   .90%*
SECTOR ROTATION ........................................................   .90%

* REPRESENTS THE BASE MANAGEMENT FEE THAT IS SUBJECT TO A PERFORMANCE ADJUSTMENT SO THAT THE BASE FEE CAN INCREASE TO A MAXIMUM OF 0.90% OR DECREASE TO A MINIMUM OF 0.50%, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE FUND RELATIVE TO THE RUSSELL 3000(R) INDEX (THE "INDEX"). THE INDEX MEASURES THE PERFORMANCE OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION, WHICH REPRESENTS APPROXIMATELY 98% OF THE INVESTABLE U.S. EQUITY MARKET. THE PERFORMANCE COMPARISON WILL BE MADE FOR A ROLLING 12-MONTH PERIOD, WITH PERFORMANCE ADJUSTMENTS MADE AT THE END OF EACH MONTH BEGINNING JUNE 30, 2004. THE 12-MONTH COMPARISON PERIOD WILL ROLL OVER WITH EACH SUCCEEDING MONTH, SO THAT IT WILL ALWAYS EQUAL 12 MONTHS, ENDING WITH THE MONTH FOR WHICH THE PERFORMANCE ADJUSTMENT IS BEING COMPUTED. FOR EVERY 0.0375% OF DIFFERENCE BETWEEN THE PERFORMANCE OF THE FUND AND THE PERFORMANCE OF THE INDEX, THE ADVISOR'S FEE WILL BE ADJUSTED UPWARDS OR DOWNWARDS BY 0.01%. THE MAXIMUM ANNUALIZED PERFORMANCE ADJUSTMENT IS +/- 0.20%.

46


The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.


A discussion regarding the basis for the Board's August 2005 approval of the Funds' investment advisory agreement is available in the Funds' March 31, 2005 Annual Report to Shareholders, which covers the period April 1, 2005 to March 31, 2006. A discussion regarding the basis for the Board's August 2006 approval of the Funds' investment advisory agreement will be available in the Fund's September 30, 2006 Semi-Annual Report to Shareholders, which covers the period April 1, 2006 to September 30, 2006.


As part of its agreement with the Trust, the Advisor will pay all expenses of the Absolute Return Strategies Fund and Hedged Equity Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, and extraordinary expenses.

PORTFOLIO MANAGEMENT


Each Fund is managed by a team of investment professionals. The following provides additional information about the portfolio managers that are jointly and primarily responsible for the day-to-day management of the Funds and their respective management roles.

MICHAEL P. BYRUM, CFA, has been associated with Rydex Investments since the Advisor was founded in 1993. Mr. Byrum was named the President of Rydex Investments in 2004 and has served as Chief Investment Officer of Rydex Investments since 2000. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Long Bond Advantage, Inverse S&P 500 and Inverse OTC Funds, and helped to create the Rydex Sector Funds, which are offered in a separate prospectus. He was named Vice President of Portfolio for Rydex Investments in 1998, and Executive Vice President in 2000. Prior to joining Rydex Investments, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio. Mr. Byrum has co-managed the Funds since their inception.

JAMES R. KING, CFA, joined Rydex Investments in 1996 and was promoted to assistant portfolio manager in 1997. In 1998, he became a portfolio manager and was promoted in 2001 to senior portfolio manager and currently serves as director of portfolio management. Mr. King has served as an interim director of equity trading and investment operations. Currently, Mr. King's team manages

                                                                  PROSPECTUS  47


all of the Rydex leveraged and inverse funds, as well as the Sector Rotation Fund. Prior to joining Rydex Investments, Mr. King worked as a registered representative at DMG Securities. He holds a degree in finance from the University of Maryland. Mr. King has co-managed each of the Funds since their inception.

MICHAEL J. DELLAPA, CFA, joined Rydex Investments in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000(R) Advantage, Healthcare, Biotechnology, and Consumer Products Funds, which are offered in a separate prospectus. In 2005, Mr. Dellapa became director of investment research. Since joining Rydex Investments, Mr. Dellapa has played a key role in developing research processes and systems to enhance current funds and develop new investment products. Prior to joining Rydex Investments, he worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Mr. Dellapa has co-managed each of the Funds since their inception.

Mr. Byrum generally oversees all aspects of the day-to-day management of the Rydex Funds and reviews the activities of Messrs. King and Dellapa. Mr. King generally oversees the day-to-day management of each leveraged and inverse Rydex Fund. Mr. Dellapa heads the firm's investment research efforts and oversees the selection of equity securities for each of the Rydex Funds. Each of the portfolio managers is a member of Rydex's Investment Leadership Team, which is responsible for the final review and approval of portfolio management strategies and decisions for all Rydex Funds.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

48




FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the Funds' financial performance for the period of operations of the Funds' H-Class Shares. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided below for the period ending March 31, 2003, and all years prior, has been audited by a predecessor auditing firm. Information for subsequent periods has been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements and related notes, appear in the Trust's 2006 Annual Report. The 2006 Annual Report is available by telephoning the transfer agent at 800.820.0888 or 301.296.5100. The 2006 Annual Reports is incorporated by reference in the SAI.


                                                                NET            NET INCREASE
                             NET ASSET         NET         REALIZED AND         (DECREASE)         DISTRIBUTIONS    DISTRIBUTIONS
                               VALUE,       INVESTMENT      UNREALIZED         IN NET ASSET           FROM NET         FROM NET
                             BEGINNING        INCOME      GAINS (LOSSES)      VALUE RESULTING        INVESTMENT        REALIZED
                             OF PERIOD       (LOSS)+       ON SECURITIES      FROM OPERATIONS         INCOME        CAPITAL GAINS
-----------------------------------------------------------------------------------------------------------------------------------
ABSOLUTE RETURN STRATEGIES FUND
H-CLASS
  MARCH 31, 2006*              $25.00          $ .29          $  .31              $  .60              $ (.07)          $   --

HEDGED EQUITY FUND
H-CLASS
  MARCH 31, 2006*               25.00            .26             .69                 .95                (.09)              --

MULTI-CAP CORE EQUITY FUND (FORMERLY, CORE EQUITY FUND)
H-CLASS
  MARCH 31, 2006                15.01           (.02)           2.60                2.58                  --             (.87)
  March 31, 2005                14.44             --            1.18                1.18                  --             (.61)
  March 31, 2004                10.15           (.01)           4.41                4.40                  --             (.11)
  March 31, 2003*               10.00            .01             .14                 .15                  --               --

SECTOR ROTATION FUND
H-CLASS
  MARCH 31, 2006                11.12           (.03)           3.09                3.06                  --               --
  March 31, 2005                10.45           (.03)            .70                 .67                  --               --
  March 31, 2004                 7.58           (.09)           2.96                2.87                  --               --
  March 31, 2003                 9.99           (.01)          (2.40)              (2.41)                 --               --
  March 31, 2002*               10.00             --            (.01)               (.01)                 --               --

  * SINCE THE COMMENCEMENT OF OPERATIONS: MARCH 22, 2002 -- SECTOR ROTATION FUND H-CLASS; SEPTEMBER 19, 2005 -- ABSOLUTE RETURN STRATEGIES FUND H-CLASS AND HEDGED EQUITY FUND H-CLASS; SEPTEMBER 23, 2002-- MULTI-CAP CORE EQUITY FUND H-CLASS.

 **   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

  +   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

 ++   OPERATING EXPENSES EXCLUDE SHORT DIVIDENDS EXPENSE.

  @ EXPENSE RATIOS FOR THE PERIOD ENDED MARCH 31, 2004 ARE CALCULATED FOR ONE DAY ONLY AND ARE NOT INDICATIVE OF FUTURE CLASS PERFORMANCE.

                                                                   PROSPECTUS 49

                                                                             RATIOS
                                                                           TO AVERAGE
                                                                           NET ASSETS:
                                                                           -----------

                                                                                                                         NET ASSETS,
                                  NET INCREASE  NET ASSET                                            NET                   END OF
                         TOTAL    (DECREASE)      VALUE,     TOTAL                                INVESTMENT  PORTFOLIO    PERIOD
                        DISTRI-     IN NET       END OF   INVESTMENT   GROSS    NET     OPERATING   INCOME     TURNOVER    (000'S
                        BUTIONS   ASSET VALUE    PERIOD     RETURN   EXPENSES EXPENSES  EXPENSES++  (LOSS)      RATE***    OMITTED)
------------------------------------------------------------------------------------------------------------------------------------
ABSOLUTE RETURN
STRATEGIES FUND
H-CLASS
  MARCH 31, 2006*       $ (.07)        $.53       $25.53     2.40%    1.83%**    1.83%**   1.41%**     2.18%**     127%      $30,796

HEDGED EQUITY FUND
H-CLASS
  MARCH 31, 2006*        (.09)          .86        25.86     3.81%    2.07%**   2.07%**   1.41%**     1.96%**      159%       17,321

MULTI-CAP CORE EQUITY
FUND (FORMERLY, CORE
EQUITY FUND)
H-CLASS
  MARCH 31, 2006          (.87)        1.71        16.72     17.55%    1.64%     1.64%     1.64%     (0.11)%       168%       53,323
  March 31, 2005          (.61)         .57        15.01      8.16%    1.56%     1.56%     1.56%       0.03%       159%       51,139
  March 31, 2004          (.11)        4.29        14.44     43.41%    1.49%     1.49%     1.49%     (0.11)%       226%       42,568
  March 31, 2003*           --          .15        10.15      1.50%    1.67%**   1.67%**   1.67%**     0.22%**     123%       18,516

SECTOR ROTATION FUND
H-CLASS
  MARCH 31, 2006            --         3.06        14.18     27.52%    1.66%     1.66%     1.66%     (0.25)%       263%      246,029
  March 31, 2005            --          .67        11.12      6.41%    1.64%     1.64%     1.64%     (0.31)%       262%       56,725
  March 31, 2004            --         2.87        10.45     37.86%    1.66%     1.66%     1.66%     (0.88)%       253%       86,677
  March 31, 2003            --        (2.41)        7.58    (24.12)%   1.68%     1.68%     1.68%     (0.08)%       451%       34,845
  March 31, 2002*           --         (.01)        9.99     (0.10)%   1.69%**   1.69%**   1.69%**   (1.13)%**      --        18,055

50



ADDITIONAL AND MORE DETAILED INFORMATION ABOUT THE FUNDS IS INCLUDED IN THE TRUST'S SAI DATED AUGUST 1, 2006. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("HTTP://WWW.SEC.GOV") THAT CONTAINS EACH SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.551.8090). YOU MAY REQUEST DOCUMENTS BY MAIL FROM THE SEC, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102. YOU MAY ALSO OBTAIN THIS INFORMATION UPON PAYMENT OF A DUPLICATION FEE, BY EMAILING THE SEC AT THE FOLLOWING ADDRESS: PUBLICINFO@SEC.GOV.

YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING 800.820.0888 OR 301.296.5100, VISITING THE RYDEX WEB SITE AT WWW.RYDEXINVESTMENTS.COM, OR WRITING TO RYDEX SERIES FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850. ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE TRUST'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING THEIR LAST FISCAL YEAR.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX INVESTMENTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

THE TRUST'S SEC REGISTRATION NUMBER IS 811-07584.

                                                                  PROSPECTUS  51


--------------------------------------------------------------------------------

THIS PAGE INTENTIONALLY LEFT BLANK.

52

RYDEX INVESTMENTS PRIVACY POLICIES
--------------------------------------------------------------------------------

RYDEX FUNDS, RYDEX GLOBAL ADVISORS, RYDEX DISTRIBUTORS, INC.,
RYDEX ADVISORY SERVICES AND RYDEX CAPITAL PARTNERS (COLLECTIVELY "RYDEX")

(NOT A PART OF THIS PROSPECTUS)

OUR COMMITMENT TO YOU

When you become a Rydex investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone--whether it is your personal information or the fact that you are a current or former Rydex client.

THE INFORMATION WE COLLECT ABOUT YOU

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Rydex account application or when you request a transaction that involves the Rydex Funds or one of the Rydex affiliated companies. "Nonpublic personal information" is personally identifiable private information about you. For example, it includes information regarding your name and address, social security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

HOW WE HANDLE YOUR PERSONAL INFORMATION

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Rydex. For example, if you ask to transfer assets from another financial institution to Rydex, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Rydex investment products and services, we may share your information within the Rydex family of affiliated companies. This would include, for example, sharing your information within Rydex so we can make you aware of new Rydex funds or the services offered through another Rydex affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibili-


                          (NOT PART OF THE PROSPECTUS)

                                                                   PROSPECTUS 53


ties and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

OPT OUT PROVISIONS

WE DO NOT SELL YOUR PERSONAL INFORMATION TO ANYONE. The law allows you to "opt out" of only certain kinds of information sharing with third parties. The Firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

HOW WE PROTECT PRIVACY ONLINE

Our concern for the privacy of our shareholders also extends to those who use our web site, www.rydexinvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Rydex web site offers customized features that require our use of "HTTP cookies" - tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Rydex web site. We do not use them to pull data from your hard drive, to learn your email address or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the Legal Information area on our web site for more details about web site security and privacy features.

HOW WE SAFEGUARD YOUR PERSONAL INFORMATION

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

WE'LL KEEP YOU INFORMED

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at www.rydexinvestments.com. Should you have any questions regarding our Privacy Policy, contact us at
800.820.0888 or 301.296-5100.

                          (NOT PART OF THE PROSPECTUS)

[LOGO] RYDEX INVESTMENTS
             ESSENTIAL FOR MODERN MARKETS(TM)

             9601 Blackwell Road o Suite 500 o Rockville, MD 20850 www.rydexinvestments.com o 800.820.0888

             RASH-1-0806 X0807

                     PLEASE SEE RYDEX FUNDS' PRIVACY POLICY
                             INSIDE THE BACK COVER.

                                                              RYDEX SERIES FUNDS
                            A-CLASS AND C-CLASS SHARES PROSPECTUS AUGUST 1, 2006

                                                      ALTERNATIVE STRATEGY FUNDS
                                                 ABSOLUTE RETURN STRATEGIES FUND
                                                              HEDGED EQUITY FUND
                                                      MULTI-CAP CORE EQUITY FUND
                                                    (FORMERLY, CORE EQUITY FUND)
                                                            SECTOR ROTATION FUND


                                   [LOGO] RYDEX INVESTMENTS
                                                ESSENTIAL FOR MODERN MARKETS(TM)

The U.S. Securities and Exchange Commission has not approved or disapproved the Trust's shares or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

ALTERNATIVE STRATEGY FUNDS ................................................    1

   COMMON RISK/RETURN INFORMATION .........................................    2

   ABSOLUTE RETURN STRATEGIES FUND ........................................    3

   HEDGED EQUITY FUND .....................................................    9

   MULTI-CAP CORE EQUITY FUND .............................................   14

   SECTOR ROTATION FUND ...................................................   18

INVESTMENTS AND RISKS .....................................................   22

SHAREHOLDER INFORMATION ...................................................   32

TRANSACTION INFORMATION ...................................................   33

SALES CHARGES .............................................................   36

   A-CLASS SHARES .........................................................   36

   C-CLASS SHARES .........................................................   39

BUYING FUND SHARES ........................................................   40

SELLING FUND SHARES .......................................................   44

EXCHANGING FUND SHARES ....................................................   47

RYDEX ACCOUNT POLICIES ....................................................   48

DISTRIBUTION AND SHAREHOLDER SERVICES .....................................   53

DIVIDENDS AND DISTRIBUTIONS ...............................................   54

TAX INFORMATION ...........................................................   55

MANAGEMENT OF THE FUNDS ...................................................   56

FINANCIAL HIGHLIGHTS ......................................................   60

                -------------------------------------------------
                | PLEASE SEE THE RYDEX FUNDS' PRIVACY POLICY | | INSIDE THE BACK COVER OF THIS PROSPECTUS. |
                -------------------------------------------------

                                                                   PROSPECTUS  1

                               RYDEX SERIES FUNDS

                                 A-CLASS SHARES
                                 C-CLASS SHARES

            9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850
             800.820.0888 o 301.296.5100 o WWW.RYDEXINVESTMENTS.COM


Rydex Series Funds (the "Trust") is a mutual fund complex offering professionally managed investment portfolios. This Prospectus describes the Absolute Return Strategies, Hedged Equity, Multi-Cap Core Equity and Sector Rotation Funds (the "Alternative Strategy Funds" or the "Funds").

A-Class Shares and C-Class Shares of the Funds are sold through broker-dealers and other financial institutions whose clients take part in certain strategic asset allocation programs ("financial intermediaries"). Investors may exchange shares of the Funds through the Rydex web site - www.rydexinvestments.com - and over the phone.


RISKS OF INVESTING IN THE FUNDS

The value of the Funds may fluctuate. In addition, Fund shares:

      o     MAY DECLINE IN VALUE, AND YOU MAY LOSE MONEY

      o     ARE NOT FEDERALLY INSURED

      o     ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY

      o     ARE NOT BANK DEPOSITS

      o     ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

2


COMMON RISK/RETURN INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES


Each Alternative Strategy Fund has its own unique investment objective. The investment objective of each Fund is non-fundamental and may be changed without shareholder approval.


PRINCIPAL RISKS


DERIVATIVES RISK - The Funds' use of equity derivatives such as futures, options and swap agreements to pursue their respective investment objectives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. These risks may cause the Funds to experience higher losses than funds that do not use derivatives.


EARLY CLOSING RISK - The Funds are subject to the risk that unanticipated early closings of securities exchanges may result in the Funds' inability to buy or sell securities on that day. If an exchange closes early on a day when a Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

MARKET RISK - Due to market conditions, the value of the Funds' equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in a Fund to decrease.

NON-DIVERSIFICATION RISK - Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.


SMALL-CAPITALIZATION AND MID-CAPITALIZATION ISSUER RISK - Small and medium-capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small-capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or be listed on an exchange and may or may not pay dividends.


SWAP COUNTERPARTY CREDIT RISK - The Funds are subject to credit risk on the amount they expect to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to a Fund, this default will cause the value of your investment in the Fund to decrease.

                                                                   PROSPECTUS  3


ABSOLUTE RETURN STRATEGIES FUND
--------------------------------------------------------------------------------
A-CLASS (RYMQX)                                                  C-CLASS (RYMRX)

FUND OBJECTIVE

The Absolute Return Strategies Fund seeks to provide capital appreciation consistent with the return and risk characteristics of the hedge fund universe. The secondary objective is to achieve these returns with low correlation to, and less volatility than, equity indices.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues multiple investment styles or mandates that correspond to investment strategies widely employed by hedge funds, including strategies sometimes referred to as absolute return strategies. In particular, the Fund will pursue those investment strategies that may be replicated through proprietary quantitative style analysis. These investment strategies include, but are not limited to, those described below.

     LONG/SHORT EQUITY - Pursuant to a long/short equity investment strategy, portfolio managers seek to profit from investing on both the long and short sides of equity markets. Rydex Investments (the "Advisor") seeks to execute this investment strategy by creating portfolios that include, but are not limited to, one or more of the following directional and/or non-directional positions: long equity, market neutral value, market neutral capitalization, market neutral growth and market neutral momentum.

     EQUITY MARKET NEUTRAL - Pursuant to an equity market neutral investment strategy, portfolio managers seek to profit from exploiting pricing relationships between different equities or related securities while typically hedging exposure to overall equity market movements. The Advisor seeks to execute this investment strategy by creating portfolios that include, but are not limited to, one or more of the following directional and/or non-directional positions: market neutral value, market neutral capitalization, market neutral growth and market neutral momentum.

     FIXED INCOME ARBITRAGE - Pursuant to a fixed income arbitrage investment strategy, portfolio managers seek to profit from relationships between different fixed income securities; leveraging long and short positions in securities that are related either mathematically or economically. The Advisor seeks to execute this strategy by creating portfolios that include, but are not limited to, one or more of the following directional and/or non-directional positions: long fixed income and duration neutral default spreads.

     MERGER ARBITRAGE - Pursuant to a merger arbitrage investment strategy, portfolio managers invest simultaneously in long and short positions in both companies involved in a merger or acquisition. Risk arbitrageurs typically invest in long positions in the stock of the company to be acquired and short the stock of the acquiring company. The Advisor seeks to execute this investment

4


     strategy by creating a portfolio consisting primarily of instruments that provide exposure to merger arbitrage spreads.

     LONG/SHORT CURRENCIES - Pursuant to a long/short currencies investment strategy, portfolio managers seek to profit from buying long or selling short currencies and/or currency-related instruments. The Advisor seeks to execute this investment strategy by creating a portfolio consisting of a basket of foreign currencies.

     COMMODITIES - Pursuant to a commodities investment strategy, portfolio managers seek performance with historically low correlation to traditional stocks and bonds through investments in precious metals, livestock, grains and other basic goods or materials. The Advisor seeks to execute this investment strategy by creating a portfolio consisting of instruments with commodity market exposure.

Each of these investment strategies may incorporate one or more directional and/or non-directional positions. In general, directional positions seek to benefit from market movement in one direction or the other. In contrast, non-directional positions seek to benefit from both upward and downward movement in one or more markets. The Fund will predominately have a long exposure to directional and non-directional positions. However, there may be times that the Fund will have a short exposure to directional and/or non-directional positions. For more information about directional and non-directional positions, see "Advisor's Investment Methodology."

The Fund may use moderate leverage subject to internally imposed investment constraints designed to limit the amount of loss resulting from such leverage. The Fund's use of directional and non-directional positions and internal investment controls result in a portfolio of assets designed to provide appropriate hedge fund portfolio characteristics as well as providing risk diversification.

The Fund may be long or short in a broad mix of financial assets including U.S. and foreign equities of any capitalization range, currencies, commodities, futures, options, swap agreements, high yield securities, and corporate debt. The Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions.

PRINCIPAL RISKS


In addition to the risks common to investing in any Alternative Strategy Fund, the Absolute Return Strategies Fund is subject to a number of other risks that may affect the value of its shares, including:


FIXED INCOME RISK - The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed

                                                                   PROSPECTUS  5


income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN CURRENCY RISK - The Fund's exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund's exposure to foreign currency may reduce the returns of the Fund.

FOREIGN SECURITIES RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could adversely affect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

PORTFOLIO TURNOVER RISK - Due to its investment strategy, the Fund may buy and sell securities frequently. Higher portfolio turnover may result in higher transactional costs and short-term capital gains that will be treated as ordinary income for tax purposes. As a result, portfolio turnover may have a negative effect on the Fund's performance.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

6


The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.


PERFORMANCE

The Absolute Return Strategies Fund commenced operations on September 19, 2005, and, therefore, does not have a performance history for a full calendar year.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Absolute Return Strategies Fund.

                                                          A-CLASS        C-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your
 investment) 1
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
   (as a percentage of initial purchase price) 2            4.75%           NONE
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
   (as a percentage of initial purchase price or
   current market value, whichever is lower) 3             NONE 4          1.00%
  REDEMPTION FEES ON SHARES OWNED LESS THAN 30 DAYS
   (as a percentage of amount redeemed, if applicable) 5    1.00%          1.00%
ANNUAL FUND OPERATING EXPENSES (expenses that are
 deducted from Fund assets)
  MANAGEMENT FEES                                           1.15%          1.15%
  DISTRIBUTION (12B-1) AND
   SHAREHOLDER SERVICE FEES                                 0.25%          1.00%
  OTHER EXPENSES 6
   SHORT DIVIDEND EXPENSES                                  0.42%          0.42%
   REMAINING OTHER EXPENSES                                 0.05%          0.08%
  TOTAL ANNUAL FUND OPERATING EXPENSES 7                    1.87%          2.65%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

                                                                   PROSPECTUS  7

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH RYDEX DISTRIBUTORS, INC. (THE "DISTRIBUTOR") TO FOREGO TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

5 THE FUND WILL CHARGE SHAREHOLDERS A 1.00% REDEMPTION FEE WHEN THEY REDEEM SHARES HELD FOR LESS THAN THIRTY DAYS. FOR MORE INFORMATION, SEE "REDEMPTION FEES."

6 THE ADVISOR HAS CONTRACTUALLY AGREED TO PAY ALL OPERATING EXPENSES OF THE FUND, EXCLUDING INTEREST EXPENSE AND TAXES (EXPECTED TO BE DE MINIMIS), BROKERAGE COMMISSIONS AND OTHER EXPENSES CONNECTED WITH THE EXECUTION OF PORTFOLIO TRANSACTIONS, SHORT DIVIDEND EXPENSES, AND EXTRAORDINARY EXPENSES.

7     ANNUALIZED.

IMPORTANT INFORMATION REGARDING FUND OPERATING EXPENSES - Short Dividend Expense occurs because the Fund short-sells the equity security to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the dividend rate of the equity security to the purchaser and record this as an expense. This expense is offset - in its entirety or in part - by the income derived from the short-sale and/or by earnings on the proceeds of the short sale. Short Dividend Expense is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund. If these costs had been treated as transaction costs or capital items rather than as expenses, the expense ratio for A-Class and C-Class Shares would have equaled 1.45% and 2.23%, respectively.

8


EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the Absolute Return Strategies Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

ABSOLUTE RETURN
STRATEGIES FUND                      1 YEAR     3 YEARS       5 YEARS   10 YEARS
--------------------------------------------------------------------------------
A-CLASS SHARES                       $   662     $1,053        $1,469     $2,623

C-CLASS SHARES

  IF YOU SELL YOUR
  SHARES AT THE END
  OF THE PERIOD:                     $   378     $  853        $1,454     $3,077

  IF YOU DO NOT SELL
  YOUR SHARES AT THE
  END OF THE PERIOD:                 $   278     $  853        $1,454     $3,077

                                                                   PROSPECTUS  9


HEDGED EQUITY FUND
--------------------------------------------------------------------------------
A-CLASS (RYSLX)                                                  C-CLASS (RYSSX)

FUND OBJECTIVE

The Hedged Equity Fund seeks to provide capital appreciation consistent with the return and risk characteristics of the long/short hedge fund universe. The secondary objective is to achieve these returns with low correlation to and less volatility than equity indices.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues a long/short investment strategy by employing multiple investment styles widely used by hedge funds. In particular, the Fund will pursue those long/short investment styles that may be replicated through proprietary quantitative style analysis. These long/short investment styles include, but are not limited to, those described below.

     LONG/SHORT VALUE - Pursuant to a long/short value investment style, portfolio managers seek to profit from buying long or selling short equities and/or equity-related securities based on value signals. The Advisor seeks to execute this investment style by creating portfolios that include, but are not limited to, one or more of the following directional and/or non-directional positions: long equity, market neutral value and market neutral capitalization.

     LONG/SHORT GROWTH - Pursuant to a long/short growth investment style, portfolio managers seek to profit from buying long or selling short equities and/or equity-related securities based on growth signals. The Advisor seeks to execute this investment style by creating portfolios that include, but are not limited to, one or more of the following directional and/or non-directional positions: long equity, market neutral growth and market neutral capitalization.

     LONG/SHORT MOMENTUM - Pursuant to a long/short momentum investment style, portfolio managers seek to profit from buying long or selling short equities and/or equity-related securities based on price momentum signals. The Advisor attempts to execute this investment style by creating portfolios that include, but are not limited to, one or more of the following directional and/or non-directional positions: long equity, market neutral momentum and market neutral capitalization.

     COVERED CALL WRITING - Pursuant to a covered call writing investment strategy, portfolio managers seek to generate potential returns through the sale of call options covered by the holdings in the portfolio. The Advisor seeks to execute this investment style by creating portfolios that include, but are not limited to, one or more of the following directional and/or non-directional positions: long equity and covered call options.

Each of these investment styles may incorporate one or more directional and/or non-directional positions. In general, directional positions seek to benefit from market movement in one direction or the other. In contrast, non-directional

10


positions seek to benefit from both upward and downward movement in one or more markets. The Fund will predominately have a long exposure to directional and non-directional positions. However, there may be times that the Fund will have a short exposure to directional and/or non-directional positions. For more information about directional and non-directional positions, see "Advisor's Investment Methodology."

The Fund may use moderate leverage subject to internally imposed investment constraints designed to limit the amount of loss resulting from such leverage. The Fund's use of directional and non-directional positions and internal investment controls result in a portfolio of assets designed to provide appropriate long/short hedge fund portfolio characteristics as well as providing risk diversification. The Fund invests in core long positions at all times and, as a result, tends to have a long market bias.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in long or short positions in U.S. and foreign equity securities of any capitalization range, or derivatives thereof, including futures, options and swap agreements. This is a non-fundamental policy that can be changed by the Fund upon 60 days' notice to shareholders. The Fund may invest its remaining assets in directional and non-directional fixed income investments.

PRINCIPAL RISKS


In addition to the risks common to investing in any Alternative Strategy Fund, the Hedged Equity Fund is subject to a number of other risks that may affect the value of its shares, including:


FOREIGN SECURITIES RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could adversely affect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

PORTFOLIO TURNOVER RISK - Due to its investment strategy, the Fund may buy and sell securities frequently. Higher portfolio turnover may result in higher transactional costs and short-term capital gains that will be treated as ordinary income for tax purposes. As a result, portfolio turnover may have a negative effect on the Fund's performance.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up

                                                                  PROSPECTUS  11

in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.


PERFORMANCE

The Hedged Equity Fund commenced operations on September 19, 2005, and, therefore, does not have a performance history for a full calendar year.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Hedged Equity Fund.

                                                          A-CLASS       C-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your
 investment) 1
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
   (as a percentage of initial purchase price) 2            4.75%         NONE
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
   (as a percentage of initial purchase price or
   current market value, whichever is lower) 3             NONE 4         1.00%
  REDEMPTION FEES ON SHARES OWNED LESS THAN 30 DAYS
   (as a percentage of amount redeemed, if applicable) 5    1.00%         1.00%
ANNUAL FUND OPERATING EXPENSES (expenses that are
 deducted from Fund assets)
  MANAGEMENT FEES                                           1.15%         1.15%
  DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICE FEES         0.25%         1.00%
  OTHER EXPENSES 6
   SHORT DIVIDEND EXPENSES                                  0.66%         0.66%
   REMAINING OTHER EXPENSES                                 0.04%         0.05%
  TOTAL ANNUAL FUND OPERATING EXPENSES 7                    2.10%         2.86%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

12

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

5 THE FUND WILL CHARGE SHAREHOLDERS A 1.00% REDEMPTION FEE WHEN THEY REDEEM SHARES HELD FOR LESS THAN THIRTY DAYS. FOR MORE INFORMATION, SEE "REDEMPTION FEES."

6 THE ADVISOR HAS CONTRACTUALLY AGREED TO PAY ALL OPERATING EXPENSES OF THE FUND, EXCLUDING INTEREST EXPENSE AND TAXES (EXPECTED TO BE DE MINIMIS), BROKERAGE COMMISSIONS AND OTHER EXPENSES CONNECTED WITH THE EXECUTION OF PORTFOLIO TRANSACTIONS, SHORT DIVIDEND EXPENSES, AND EXTRAORDINARY EXPENSES.

7     ANNUALIZED.

IMPORTANT INFORMATION REGARDING FUND OPERATING EXPENSES - Short Dividend Expense occurs because the Fund short-sells the equity security to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the dividend rate of the equity security to the purchaser and record this as an expense. This expense is offset - in its entirety or in part - by the income derived from the short-sale and/or by earnings on the proceeds of the short sale. Short Dividend Expense is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund. If these costs had been treated as transaction costs or capital items rather than as expenses, the expense ratio for A-Class and C-Class Shares would have equaled 1.44% and 2.20%, respectively.

                                                                  PROSPECTUS  13


EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the Hedged Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

HEDGED EQUITY FUND                 1 YEAR      3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------

A-CLASS SHARES                      $685       $1,123       $1,586       $2,860

C-CLASS SHARES

  IF YOU SELL YOUR
  SHARES AT THE END
  OF THE PERIOD:                    $400       $  919       $1,563       $3,288

  IF YOU DO NOT SELL
  YOUR SHARES AT THE
  END OF THE PERIOD:                $300       $  919       $1,563       $3,288

14



MULTI-CAP CORE EQUITY FUND
(FORMERLY, CORE EQUITY FUND)
--------------------------------------------------------------------------------
A-CLASS (RYASX)                                                  C-CLASS (RYQCX)

FUND OBJECTIVE

The Multi-Cap Core Equity Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGY

The Fund invests in a broad mix of equity securities of companies representative of the total U.S. stock market as measured by the Russell 3000(R) Index. The Fund pursues its investment objective by investing in securities within small, medium and large market capitalization segments that demonstrate value and potential growth.

The Advisor uses a quantitative investment strategy based on a set of factors that it believes are indicative of future value and growth, such as relative price-to-book ratios and free-cash flow growth measures, to select the Fund's investments within each of the capitalization segments. The Advisor will allocate the Fund's investments among the capitalization segments, generally in equal amounts, and uses disciplined rebalancing to maintain a targeted exposure to each. The Fund primarily invests in equity securities, but may also invest in derivatives designed to provide exposure to equity securities and indices, such as futures contracts, options and swap transactions.

Under normal circumstances, the Fund will invest substantially all (at least 80%) of its net assets, plus any borrowings for investment purposes, in equity securities, and/or derivatives thereof. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS


The principal risks of the Multi-Cap Core Equity Fund are disclosed in the Common Risk/Return section.

PERFORMANCE

The bar chart below shows the performance of the C-Class Shares of the Multi-Cap Core Equity Fund from year to year, and the table below shows the performance of both the A-Class and C-Class Shares as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

MULTI-CAP CORE EQUITY FUND

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

2003            31.41
2004            13.93
2005             6.81

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 3.23%

HIGHEST QUARTER RETURN
(quarter ended 6/30/2003)               16.02%

LOWEST QUARTER RETURN
(quarter ended 3/31/2003)               -3.81%

                                                                  PROSPECTUS  15

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                        SINCE
                                                                      INCEPTION
A-CLASS SHARES                                      PAST 1 YEAR      (3/31/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                    2.57%             7.14%

Return After Taxes on Distributions 2                  1.30%             5.75%

Return After Taxes on Distributions and
  Sale of Fund Shares 2                                2.30%             5.52%

Russell 3000(R) Index 3                                6.12%             8.94%

                                                                        SINCE
                                                                      INCEPTION
C-CLASS SHARES                                      PAST 1 YEAR      (9/23/2002)
--------------------------------------------------------------------------------
Return Before Taxes                                    6.81%            17.20%

Return After Taxes on Distributions 2                  5.46%            16.28%

Return After Taxes on Distributions and
  Sale of Fund Shares 2                                5.10%            14.57%

Russell 3000(R) Index 3                                6.12%            16.57%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE RUSSELL 3000(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX THAT OFFERS INVESTORS ACCESS TO THE BROAD U.S. EQUITY UNIVERSE REPRESENTING APPROXIMATELY 98% OF THE U.S. EQUITY MARKET. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

16


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Multi-Cap Core Equity Fund.

                                                        A-CLASS          C-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES 1
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES 2
   (as a percentage of initial purchase price)             4.75%            NONE
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
   (as a percentage of initial purchase price or
   current market value, whichever is lower) 3            NONE 4           1.00%
ANNUAL FUND OPERATING EXPENSES (expenses that are
 deducted from Fund assets)
  MANAGEMENT FEES 5                                        0.90%           0.90%
  DISTRIBUTION (12B-1) AND SHAREHOLDER
   SERVICE FEES                                            0.25%           1.00%
   OTHER EXPENSES                                          0.51%           0.50%
  TOTAL ANNUAL FUND OPERATING EXPENSES                     1.66%           2.40%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

5 THE MANAGEMENT FEE PAID TO THE ADVISOR FOR PROVIDING SERVICES TO THE FUND CONSISTS OF A BASIC ANNUAL FEE RATE OF 0.70% OF THE FUND'S AVERAGE DAILY NET ASSETS AND A PERFORMANCE ADJUSTMENT, RESULTING IN A MINIMUM FEE OF 0.50% AND A MAXIMUM FEE OF 0.90%. BECAUSE THE PERFORMANCE ADJUSTMENT IS APPLIED RELATIVE TO THE PERFORMANCE OF THE RUSSELL 3000(R) INDEX, THE ADVISOR COULD RECEIVE A POSITIVE PERFORMANCE ADJUSTMENT EVEN DURING PERIODS WHERE THE FUND'S PERFORMANCE IS NEGATIVE. SEE "MANAGEMENT OF THE FUNDS" FOR ADDITIONAL INFORMATION.

                                                                  PROSPECTUS  17


EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the Multi-Cap Core Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

MULTI-CAP CORE
EQUITY FUND                        1 YEAR     3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
A-CLASS SHARES                      $641        $989        $1,361        $2,401

C-CLASS SHARES

  IF YOU SELL YOUR
  SHARES AT THE END
  OF THE PERIOD:                    $352        $775        $1,324        $2,821

  IF YOU DO NOT SELL
  YOUR SHARES AT THE
  END OF THE PERIOD:                $252        $775        $1,324        $2,821

18


SECTOR ROTATION FUND
--------------------------------------------------------------------------------
A-CLASS (RYAMX)                                                  C-CLASS (RYISX)

FUND OBJECTIVE

The Sector Rotation Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY


The Fund seeks to respond to the dynamically changing economy by moving its investments among different sectors or industries. Each month the Advisor, using a quantitative methodology, ranks approximately sixty-two different industries based on several measures of price momentum. The Fund then invests in the top ranked industries. Subject to maintaining adequate liquidity in the Fund, each industry or sector investment is intended to represent the entire industry or sector. The Fund invests in equity securities, such as U.S. traded common stocks and American Depository Receipts ("ADRs"), but may also invest in equity derivatives such as futures contracts, options and swap agreements. The Fund may also enter into short sales.


PRINCIPAL RISKS


In addition to the risks common to investing in any Alternative Strategy Fund, the Sector Rotation Fund is subject to a number of other risks that may affect the value of its shares, including:

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.


INVESTMENT STYLE RISK - The Fund is subject to the risk that the Advisor's use of a price momentum-driven investment strategy may cause the Fund to under-perform other types of mutual funds that use different investment strategies during periods when price momentum investing is out of favor.


PERFORMANCE

The bar chart below shows the performance of the C-Class Shares of the Sector Rotation Fund from year to year, and the table below shows the performance of both the A-Class and C-Class Shares as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

SECTOR ROTATION FUND

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

2003            29.97
2004             9.44
2005            13.26

      THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 3.45%

HIGHEST QUARTER RETURN
(quarter ended 06/30/2003)   15.67%

LOWEST QUARTER RETURN
(quarter ended 03/31/2003)   -2.71%

                                                                  PROSPECTUS  19


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2005) 1

                                                                      SINCE
                                                                    INCEPTION
A-CLASS SHARES                                 PAST 1 YEAR         (3/31/2004)
--------------------------------------------------------------------------------
Return Before Taxes                                8.74%               9.25%

Return After Taxes on Distributions 2              8.74%               9.25%

Return After Taxes on Distributions and
  Sale of Fund Shares 2                            5.68%               7.90%

S&P 500(R) Index 3                                 4.91%               7.97%

                                                                       SINCE
                                                                     INCEPTION
C-CLASS SHARES                                 PAST 1 YEAR          (3/22/2002)
--------------------------------------------------------------------------------
Return Before Taxes                               13.26%               6.02%

Return After Taxes on Distributions 2             13.26%               6.02%

Return After Taxes on Distributions and
  Sale of Fund Shares 2                            8.62%               5.17%

S&P 500(R) Index 3                                 4.91%               4.05%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANY ("S&P"), ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

20


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Sector Rotation Fund.

                                                          A-CLASS        C-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES 1
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES 2
   (as a percentage of initial purchase price)             4.75%            NONE
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
   (as a percentage of initial purchase price or
   current market value, whichever is lower) 3            NONE 4           1.00%
ANNUAL FUND OPERATING EXPENSES (expenses that are
 deducted from Fund assets)
  MANAGEMENT FEES                                          0.90%           0.90%
  DISTRIBUTION (12B-1) AND SHAREHOLDER
   SERVICE FEES                                            0.25%           1.00%
  OTHER EXPENSES                                          0.52%           0.51%
  TOTAL ANNUAL FUND OPERATING EXPENSES                     1.67%           2.41%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

4 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

                                                                   PROSPECTUS 21

EXAMPLE

This Example is intended to help you compare the cost of investing in A-Class Shares or C-Class Shares of the Sector Rotation Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SECTOR ROTATION FUND               1 YEAR     3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
A-CLASS SHARES                      $642        $993        $1,366        $2,412

C-CLASS SHARES

  IF YOU SELL YOUR
  SHARES AT THE END
  OF THE PERIOD:                    $353        $778        $1,329        $2,831

  IF YOU DO NOT SELL
  YOUR SHARES AT THE
  END OF THE PERIOD:                $253        $778        $1,329        $2,831

22


MORE INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------
INVESTMENTS AND RISKS

ADVISOR'S INVESTMENT METHODOLOGY


The Advisor develops and implements structured investment strategies designed to achieve each Fund's objective.

With the exception of the Multi-Cap Core Equity Fund and Sector Rotation Fund, the Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments.

ABSOLUTE RETURN STRATEGIES AND HEDGED EQUITY FUNDS. As the result of market observations and internal and external research, the Advisor believes that aggregate hedge fund performance is largely driven by exposure to well recognized structural investment strategies or "Beta." Beta is exposure to any systematic risk for which the investor expects to be rewarded over time. Beta is commonly referred to as market risk. In this context, the Advisor considers exposure to both directional positions (e.g., equity and/or fixed income securities) and non-directional positions (e.g., value and/or corporate default) as Beta. Although hedge fund exposure to these positions varies over time, their exposure to them in the aggregate, and the investment returns provided by the exposure, have historically been stable. The conclusion of the Advisor's research is that aggregate hedge fund returns are replicable through exposure to these structural investment positions and, therefore, can be delivered in a mutual fund.


The Funds employ a proprietary quantitative model that uses a style analysis of the returns of the appropriate segment of the hedge fund universe. This style analysis compares the returns of the appropriate hedge fund universe with the returns of various directional and non-directional positions. Based on the results of this analysis, historical research and market insights, the Advisor constructs a portfolio mix of directional and non-directional positions that best replicates the return, risk and correlation characteristics of the appropriate segment of the hedge fund universe. The Advisor anticipates adding and subtracting directional and non-directional positions over time based on continuing research of hedge fund returns.

DIRECTIONAL AND NON-DIRECTIONAL POSITIONS

A directional position is designed to have a high correlation with market returns. The Advisor selects securities to achieve particular directional positions using a quantitative model to identify those securities with high measures of liquidity and correlation to the appropriate market, for example, the Advisor may use S&P 500 futures to achieve a directional exposure to the equities market. Directional positions have market risk and are exposed to market movements. The Funds will predominately have a long exposure to directional positions. There may be times that the Funds will have a short exposure to

                                                                   PROSPECTUS 23


directional positions. The Funds use some, or all, of the following directional positions:


      o An EQUITIES position involves investing in a portfolio that buys a basket of stocks or derivatives thereof, such as index futures.

      o A FIXED INCOME position involves investing in a portfolio that buys a basket of U.S. Government securities or bond futures.

      o     A COMMODITIES position involves investing in commodity indices.

      o A CURRENCIES position involves investing in a basket of foreign currencies such as, but not limited to, the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona and Swiss Franc.

      o A COVERED CALL OPTIONS position involves investing in written call options on underlying securities which a Fund already owns.

      o A LONG OPTIONS position involves investing in long call or put options. A long call option provides upside profit potential while limiting down- side exposure. A long put option provides downside profit potential while limiting upside exposure.


A non-directional position is designed to have a low correlation with market returns. Non-directional positions attempt to profit by exploiting structural mispricings in the financial markets. Non-directional investment strategies are market neutral in nature and, if executed successfully, have limited market exposure. The Funds will predominately have a long exposure to non-directional positions. There may be times that the Funds will have a short exposure to non-directional positions. The Funds use some, or all, of the following non-directional positions:


      o A MARKET NEUTRAL VALUE position involves investing in a basket of stocks that exhibit traditional value characteristics and simultaneously selling short a basket of stocks that exhibit non-value characteristics. Traditional value characteristics include, but are not limited to, high book-to-price ratios, high earnings-to-price ratios and high cash flow-to-price ratios. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

      o A MARKET NEUTRAL GROWTH position involves investing in a basket of stocks that exhibit traditional growth characteristics and simultaneously selling short a basket of stocks that exhibit non-growth characteristics. Traditional growth characteristics include, but are not limited to, high earnings growth and high cash flow growth. The portfolio is formed such that long and short positions are approximately equal and has limited market exposure.

24


      o A MARKET NEUTRAL MOMENTUM position involves investing in a basket of stocks that exhibit strong price momentum and simultaneously selling short a basket of stocks that exhibit weak price momentum. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

      o A MARKET NEUTRAL CAPITALIZATION position involves investing in a basket of small-capitalization stocks and simultaneously selling short a basket of large-capitalization stocks. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

      o A MERGER ARBITRAGE SPREADS position involves investing in a basket of stocks that are being acquired and simultaneously selling short a basket of stocks that are making the acquisitions. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

      o A DURATION NEUTRAL TERM SPREADS position involves investing in long 10-year U.S. Government securities and simultaneously selling short 2-year U.S. Government securities. The portfolio is duration-adjusted such that the duration of both long and positions are approximately equal and has limited market exposure.

      o A DURATION NEUTRAL DEFAULT SPREADS position involves investing in a basket of corporate bonds and simultaneously selling short U.S. Government securities of similar duration. The portfolio is formed such that the duration of both long and short positions are approximately equal and has limited market exposure.

MULTI-CAP CORE EQUITY FUND - The Advisor manages the Fund using quantitative investment strategies. This quantitative investment approach relies on financial models and computer databases to assist in the allocation of assets and selection of securities. The Fund's investments are allocated into "capitalization specific" segments of the U.S. equity market. These segments are designed to cover the large-cap, mid-cap and small-cap segments of the market. The Advisor generally considers the largest 200 companies to represent the large-cap segment, the next largest 800 companies to represent the mid-cap segment and the smallest 2,000 companies to represent the small-cap segment. The Advisor generally allocates the Fund's investments equally among the size segments and rebalances periodically using a quantitative methodology designed to maintain its target allocations.

In selecting Fund investments, the Advisor considers a universe of approximately 3,000 securities eligible for purchase, representing approximately 98% of the total capitalization of the U.S. equity market. The Advisor uses a quantitative investment approach to select securities using a set of factors ("the Model") that it believes are indicative of future returns. These include value and growth factors such as relative price-to-book ratios and free-cash flow growth measures, respectively. The factors are intended to complement each other and to generate more consistent positive returns. The Advisor believes that each factor offers a unique perspective that when combined with the other factors considered offers insight into security selection that is greater than any one singular view. Securities are evaluated within each of the three size segments and compared to their appropriate peers in order to mitigate bias in the investment process. When constructing the portfolio, the Advisor considers the security's relative attractiveness according to the Model, its relative contribution to the portfolio's risk, and its ability to reduce or hedge unwanted risks.

                                                                  PROSPECTUS  25



SECTOR ROTATION FUND - Each month, the Advisor ranks all industries according to several measures of price momentum. The top-ranked industries are selected for the Advisor's buy list. In order to ensure liquidity in the underlying securities for purchase, approximately 2,000 securities are eligible for purchase from the industry buy list. The Advisor uses this methodology to rotate the Fund's investments among a variety of sectors in order to take advantage of volatility in top performing sectors. The Fund may, at times, also short-sell securities in industries or sectors that exhibit particularly low momentum measurement scores. The Advisor may invest in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government or foreign governments) as a temporary defensive position to avoid losses during adverse market conditions. Taking a temporary defensive position could reduce the benefit to the Fund if the market goes up. In this case, the Fund may not achieve its investment goal.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Please see the Statement of Additional Information (the "SAI") for a more complete list of portfolio investment strategies, permitted investments and related risks.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

As indicated below, the Funds are subject to a number of risks that may affect the value of the Funds' shares.

DEPOSITARY RECEIPT RISK (SECTOR ROTATION FUND) - The Sector Rotation Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may

26


affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Foreign securities markets also generally have less trading volume and less liquidity than U.S. securities markets. Investments in the underlying foreign securities also involve political and economic risks.

EARLY CLOSING RISK (ALL FUNDS) - The normal close of trading of securities listed on Nasdaq and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in a Fund's inability to buy or sell securities on that day. If an exchange closes early on a day when one or more of the Funds need to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

FIXED INCOME RISK (ABSOLUTE RETURN STRATEGIES FUND) - The market value of fixed income investments will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. In addition, falling interest rates may cause an issuer to redeem or "call" a security before its stated maturity, which may result in an underlying fund having to reinvest the proceeds in lower yielding securities. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Fixed income investments are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

FOREIGN CURRENCY RISK (ABSOLUTE RETURN STRATEGIES, HEDGED EQUITY AND SECTOR ROTATION FUNDS) - The Funds' investments in securities denominated in foreign currencies are subject to currency risk. Currency risks include the following:

o The value of a Fund's assets measured in U.S. Dollars may be affected by changes in currency exchange rates and exchange control regulations.

                                                                  PROSPECTUS  27


o A Fund may incur transaction costs in connection with conversions between various currencies.

Under normal circumstances, the Funds do not plan to hedge against the risks of variation in currency exchange rates relative to the U.S. Dollar. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.

FOREIGN SECURITIES RISK (ABSOLUTE RETURN STRATEGIES, HEDGED EQUITY AND SECTOR ROTATION FUNDS) - Investing in securities of foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

FUTURES AND OPTIONS RISK (ALL FUNDS) - The Funds may invest a percentage of their assets in futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

      FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

      OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security)

28


      or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover their positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover their positions by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call options written by the Funds.

      The risks associated with the Funds' use of futures and options contracts include:

      o The Funds experiencing losses over certain ranges in the market that exceed losses experienced by funds that do not use futures contracts and options.

      o There may be an imperfect correlation between the changes in market value of the securities held by Funds and the prices of futures and options on futures.

      o Although the Funds will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Funds may be unable to close out their futures contracts at a time which is advantageous.

      o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

      o Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

MARKET RISK (ALL FUNDS) - The Funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the NAV of the Funds to fluctuate.Historically, the equity markets have moved in cycles, and the value of the Funds' equity securities and equity derivatives may fluctuate drastically from day to day. Because of their link to the equity markets, an investment in the

                                                                  PROSPECTUS  29


Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

NON-DIVERSIFICATION RISK (ALL FUNDS) - Since each Fund is non-diversified, each Fund may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

PORTFOLIO TURNOVER RISK (ALL FUNDS) - Each Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Funds' performance to be less than you expect.

SHORT SALES RISK (ABSOLUTE RETURN STRATEGIES, HEDGED EQUITY AND SECTOR ROTATION FUNDS) - Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when a Fund short sells an interest-bearing security,

30


such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the cash generated by the short sale. To the extent that the interest rate that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. This type of short sales expense is sometimes referred to as the "negative cost of carry," and will tend to cause a Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.


SMALL-CAPITALIZATION AND MID-CAPITALIZATION ISSUER RISK (ALL FUNDS) - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon relatively small management groups. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.


SWAP COUNTERPARTY CREDIT RISK (ALL FUNDS) - The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Funds will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

TRADING HALT RISK (ALL FUNDS) - The Funds typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange ("CME"), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Funds may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Funds price their shares may limit the Funds' ability to use leverage and may prevent the Funds from achieving their investment objectives. In such an event, the

                                                                  PROSPECTUS  31

Funds also may be required to use a "fair-value" method to price their outstanding contracts.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

32


INVESTING WITH RYDEX:
--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION

A-Class Shares and C-Class Shares are offered exclusively through authorized securities brokers and other financial intermediaries.

OPENING YOUR ACCOUNT

You will need to open a Rydex shareholder account to make share transactions -- buy, sell or exchange shares of the Funds. You can request an account application by calling Rydex shareholder services at 800.820.0888 or
301.296.5406 or simply download an application from the Rydex web site -- www.rydexin-vestments.com. For more information on opening an account, call Rydex shareholder services at 800.820.0888 or 301.296.5406 or visit www.rydexinvestments.com.

The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need to complete a different application than you would if you were opening a taxable account. When you call Rydex to request an account application, be sure to let the shareholder services representative know what type of account you want to open to ensure that you receive the correct application.

If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Rydex.

--------------------------------------------------------------------------------
MINIMUM AMOUNTS

The minimum initial investment amount and minimum account balance requirements for A-Class Shares or C-Class Shares are:

o     $1,000 for retirement accounts

o     $2,500 for all other accounts

Accounts opened through a financial intermediary will be subject to your financial intermediary's minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.

There are no minimum amounts for subsequent investments in the Funds. Rydex reserves the right to modify its minimum account requirements at any time, with or without prior notice to you. Purchases of C-Class Shares of a Fund requested in an amount of $1,000,000 or more will be automatically made in A-Class Shares of that Fund.
--------------------------------------------------------------------------------

                                                                  PROSPECTUS  33


TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION


o You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

o     Attach a copy of the trust document when establishing a trust account.

o When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of corporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

o You must provide a street address (Rydex does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

o     BE SURE TO SIGN THE APPLICATION.

o If you open an account directly with Rydex you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.


TRANSACTION INFORMATION
--------------------------------------------------------------------------------

This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the NYSE is open for business (a "Business Day").

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as "good order," by the Funds' transfer agent, the Distributor, or authorized dealer. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day's trading activity to the Funds' Advisor. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check or wire transfer.

34



--------------------------------------------------------------------------------------------------
TRANSACTION
ORDER METHOD                  FUND                                       CUT-OFF TIME
--------------------------------------------------------------------------------------------------
By Mail                       All Funds                                  Market Close
--------------------------------------------------------------------------------------------------
By Phone                      Absolute Return Strategies
                              and Hedged Equity Funds                    Market Close
                              --------------------------------------------------------------------
                              Multi-Cap Core Equity
                              and Sector Rotation Funds                  3:45 P.M., Eastern Time
--------------------------------------------------------------------------------------------------
By Internet                   Absolute Return Strategies
                              and Hedged Equity Funds                    Market Close
                              --------------------------------------------------------------------
                              Multi-Cap Core Equity
                              and Sector Rotation Funds                  3:50 P.M., Eastern Time
--------------------------------------------------------------------------------------------------
By Financial
Intermediary                  All Funds                                  Market Close*
--------------------------------------------------------------------------------------------------


* EACH FINANCIAL INTERMEDIARY MAY HAVE ITS OWN RULES ABOUT SHARE TRANSACTIONS, AND MAY HAVE DIFFERENT CUT-OFF TIMES FOR PROCESSING YOUR TRANSACTION ORDER.

EARLY TRANSACTION CUT-OFF TIMES

On any day that a Fund calculates NAV earlier than normal, as described below, Rydex reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.

                                                                  PROSPECTUS  35


--------------------------------------------------------------------------------
CALCULATING NAV

The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV, plus any applicable sales charges.

Each Fund calculates its NAV by:

o     Taking the current market value of its total assets

o     Subtracting any liabilities

o     Dividing that amount by the total number of shares owned by shareholders

The Funds calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). If the primary exchange or market where the Funds' securities or other investments trade closes early - such as on days in advance of holidays generally observed by participants in these markets - the Funds may calculate NAV as of the earlier closing time in accordance with the policies set forth in the Funds' SAI. These dates are listed in the SAI.

In calculating NAV, the Funds generally value their investment portfolios based on the market price of the securities as of the time the Funds determine NAV. If market prices are unavailable or the Funds think that they are unreliable, the Funds price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds' NAV calculation. The Funds may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which Funds calculate NAV.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.
--------------------------------------------------------------------------------

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY


If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Funds.
Transaction orders

36


received in good order by your financial intermediary will be processed at the Funds' next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have different cutoff times for processing your transaction order. For more information about your financial intermediary's rules and procedures, you should contact your financial intermediary directly.


SALES CHARGES
--------------------------------------------------------------------------------
A-CLASS SHARES

A-Class Shares are sold at NAV, plus the applicable front-end sales charge. The sales charge is used to pay your financial intermediary a sales commission up to a total of 4.75% of the purchase price of your investment in connection with your initial purchase. However, in some cases, described below, your purchase may not be subject to an initial sales charge, and the offering price will be the NAV. In other cases, you may be eligible for a reduced sales charge. The sales charge varies depending on the amount of your purchase. The current sales charge rates are as follows:

                                             SALES                  SALES
                                          CHARGE AS %           CHARGE AS % OF
                                          OF OFFERING             NET AMOUNT
 AMOUNT OF INVESTMENT                        PRICE                 INVESTED
------------------------------------------------------------------------------
 Less than $100,000                          4.75%                   4.99%
------------------------------------------------------------------------------
 $100,000 but less than $250,000             3.75%                   3.90%
------------------------------------------------------------------------------
 $250,000 but less than $500,000             2.75%                   2.83%
------------------------------------------------------------------------------
 $500,000 but less than $1,000,000           1.60%                   1.63%
------------------------------------------------------------------------------
 $1,000,000 or greater                          *                       *
------------------------------------------------------------------------------

* FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP- FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER. THE CDSC IS USED TO REIMBURSE THE DISTRIBUTOR FOR PAYING YOUR FINANCIAL INTERMEDIARY A SALES COMMISSION UP TO A TOTAL OF 1.00% OF THE PURCHASE PRICE OF YOUR INVESTMENT IN CONNECTION WITH YOUR INITIAL PURCHASE. FOR MORE INFORMATION ABOUT WHETHER YOUR FINANCIAL INTERMEDIARY HAS ENTERED INTO SUCH AN ARRANGEMENT, CONTACT YOUR INTERMEDIARY DIRECTLY.

                                                                  PROSPECTUS  37


HOW TO REDUCE YOUR SALES CHARGE

You may be eligible to purchase A-Class Shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, IN WRITING AND AT THE TIME OF PURCHASE, to verify that your purchase qualifies for such treatment. For additional information, including information on aggregating purchases among related accounts to receive reduced sales charges, see the SAI. Consistent with the policies described in this Prospectus, you and your "immediate family" (your spouse and your children under the age of 21) may combine your Fund holdings to reduce your sales charge. Purchases of A-Class Shares of the U.S. Government Money Market Fund, which is offered in a separate prospectus, and existing holdings of A-Class Shares of the U.S. Government Money Market Fund that have not previously been subject to a sales charge will not be counted for purposes of reducing your sales charge on purchases of A-Class Shares of the Funds, as discussed below.

      o RIGHTS OF ACCUMULATION. To qualify for the lower sales charge rates that apply to larger purchases of A-Class Shares, you may combine your new purchases of A-Class Shares with the shares of any other A-Class Shares or C-Class Shares of Rydex Funds (offered in a separate prospectus) that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other A-Class and C-Class Shares that you own. Additionally, you may combine simultaneous purchases of A-Class Shares of one Fund with A-Class Shares of any other Fund to reduce the sales charge rate that applies to purchases of each Fund's A-Class Shares. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares. As discussed above, A-Class Shares of the U.S. Government Money Market Fund that have not been subject to a sales charge will not be counted for purposes of reducing your sales charge.

      o LETTERS OF INTENT. Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of A-Class Shares of Rydex
            Funds during a 13-month period. At your written request, A-Class Share purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Funds to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Funds'

38


            transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased). As discussed above, A-Class Shares of the U.S. Government Money Market Fund that have not been subject to a sales charge will not be counted for purposes of reducing your sales charge.

      o REPURCHASE OF A-CLASS SHARES. If you have redeemed A-Class Shares of any Fund within the past 365 days, you may repurchase an equivalent amount of A-Class Shares of any Fund at NAV, without the normal front- end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 365 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 365 days of your redemption.

SALES CHARGE WAIVERS

The sales charge on purchases of A-Class Shares is waived for certain types of investors, including:


      o Directors and officers of any fund sponsored by the Advisor or any of its subsidiaries and their immediate families (e.g., spouse, children, mother or father).

      o Employees of the Advisor and their immediate families, or any full-time employee or registered representative of the Distributor or of broker- dealers having dealer agreements with the Distributor (a "Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

      o Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Funds' shares and their immediate families.

      o Participants in certain "wrap-fee" or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.

      o Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor.

                                                                  PROSPECTUS  39


      o Employer-sponsored retirement plans including, but not limited to, those that qualify under Sections 403(b), 401(a), 401(k) or 457 of the Internal Revenue Code, where at the time of purchase the Distributor has been notified in writing that such plan has at least $100 million in assets or 100 participating employees. Employer-sponsored retirement plans do not include IRAs, Roth IRAs, SEP or SARSEP plans, profit-sharing plans, single participant plans or plans covering self-employed individuals and their employees; such account types, however, may apply for sales charge reductions. Please see the SAI for more information.


The Funds do not waive sales charges for the reinvestment of proceeds from the sale of shares of a non-Rydex Fund where those shares were subject to a front-end sales charge (sometimes called an NAV Transfer).

SALES CHARGE EXCEPTIONS

You will not pay initial sales charges on the following:

      o Purchases of A-Class Shares of the U.S. Government Money Market Fund, which are offered in a separate prospectus.

      o     A-Class Shares purchased by reinvesting dividends and distributions.

      o When exchanging A-Class Shares of one Fund for A-Class Shares of another Fund, unless you are exchanging A-Class Shares of the U.S. Government Money Market Fund that have not previously been subject to a sales charge.

C-CLASS SHARES

C-Class Shares are sold at NAV, without any up-front sales charge, so that the full amount of your purchase is invested in the Funds. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1% contingent deferred sales charge ("CDSC") based on your initial purchase price or current market value, whichever is lower. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase. If your intermediary has entered into arrangements with the Distributor to forego receipt of that initial 1.00% sales commission, the Funds will waive any otherwise applicable CDSC when you redeem your C-Class Shares. For more information about whether your broker-dealer has entered into such an arrangement, contact your intermediary directly.

40


WAIVER OF CDSC

The CDSC will be waived for the redemption of C-Class Shares:


      o purchased through a financial intermediary that has entered into arrangements with the Distributor to forego transaction-based compensation in connection with the initial purchase;

      o     purchased by reinvesting dividends;

      o     following the death or disability of a shareholder;

      o that, in the aggregate, do not exceed 10% of the current market value of the Shares; or

      o resulting from a Fund exercising its right to redeem accounts that maintain a balance below the current applicable minimum investment.


The policy of waiving the CDSC for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.

BUYING FUND SHARES
--------------------------------------------------------------------------------

The Funds offer their shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares. Purchase orders, like any other share transaction, are subject to the Funds' transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order.

PURCHASE PROCEDURES

The Funds offer you the option to submit purchase orders through your financial intermediary or send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or Automated Clearing House ("ACH"). The Funds do not accept cash or cash equivalents (such as travelers' checks, money orders or bearer bonds), government checks, third-party checks or checks drawn on a line of credit (including credit card convenience checks). Cashiers checks, bank checks, official checks and treasurers' checks less than or equal to $10,000 are also not accepted. Rydex reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is

                                                                  PROSPECTUS  41


deemed to be in the best interest of the Funds. You may buy shares and send your purchase proceeds by any of the methods described below:


-------------------------------------------------------------------------------------------------------------
                                   INITIAL PURCHASE                      SUBSEQUENT PURCHASES
                       --------------------------------------------------------------------------------------
                        Complete the account                      Complete the Rydex investment
                        application that corresponds to           slip included with your quarterly
                        the type of account you are               statement or send written
BY MAIL                 opening.                                  purchase instructions that
                                                                  include:
IRA AND OTHER           o   MAKE SURE TO DESIGNATE WHICH
RETIREMENT                  RYDEX FUND(S) YOU WANT TO             o    YOUR NAME
ACCOUNTS REQUIRE            PURCHASE.
ADDITIONAL                                                        o    YOUR SHAREHOLDER ACCOUNT
PAPERWORK.              o   MAKE SURE YOUR INVESTMENT                  NUMBER
                            MEETS THE ACCOUNT MINIMUM.
CALL RYDEX                                                        o    WHICH RYDEX FUND(S) YOU
SHAREHOLDER                                                            WANT TO PURCHASE.
SERVICES TO            --------------------------------------------------------------------------------------
REQUEST A                                   Make your check payable to RYDEX INVESTMENTS.
RETIREMENT             --------------------------------------------------------------------------------------
ACCOUNT                               Your check must be drawn on a U.S. bank and payable
INVESTOR                                               in U.S. Dollars.
APPLICATION KIT.
                                  Include the name of the Rydex Fund(s) you want to purchase on your check.

                                     IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO
                                    PURCHASE, YOUR INVESTMENT WILL BE CREDITED TO THE RYDEX
                                     U.S. GOVERNMENT MONEY MARKET FUND, WHICH IS OFFERED
                                                   IN A SEPARATE PROSPECTUS.
                       --------------------------------------------------------------------------------------
                             Mail your application and                Mail your written purchase
                                      check to:                       instructions and check to:
                       --------------------------------------------------------------------------------------
                        MAILING ADDRESS:
                        Rydex Investments
                        Attn: Ops. Dept.
                        9601 Blackwell Road, Suite 500
                        Rockville, MD 20850
-------------------------------------------------------------------------------------------------------------

42


-------------------------------------------------------------------------------------------------
                            INITIAL PURCHASE                   SUBSEQUENT PURCHASE
                    ---------------------------------------------------------------------------
                     Submit new account                    Be sure to designate in your
                     paperwork, and then call              wire instructions which Rydex
                     Rydex to obtain your                  Fund(s) you want to purchase.
                     account number.

BY WIRE              o MAKE SURE TO DESIGNATE
                       WHICH RYDEX FUND(S) YOU
RYDEX                  WANT TO PURCHASE.
SHAREHOLDER
SERVICES PHONE       o MAKE SURE YOUR INVEST-
NUMBER:                MENT MEETS THE ACCOUNT
                       MINIMUM.
800.820.0888        ---------------------------------------------------------------------------
OR                   To obtain "same-day credit" (to get that Business Day's NAV) for
301.296.5406         your purchase order, YOU MUST CALL RYDEX SHAREHOLDER SERVICES
                     AND PROVIDE THE FOLLOWING INFORMATION PRIOR TO THE TRANSACTION
                     CUT-OFF TIME FOR THE RYDEX FUND(S) YOU ARE PURCHASING:

                     o Account Number

                     o Fund Name

                     o Amount of Wire

                     o Fed Wire Reference Number (upon request)

                     You will receive a confirmation number to verify that your purchase order has been accepted.

                           IF YOU DO NOT NOTIFY RYDEX SHAREHOLDER SERVICES OF THE INCOMING
                           WIRE, YOUR PURCHASE ORDER WILL NOT BE PROCESSED UNTIL THE NEXT
                                  BUSINESS DAY FOLLOWING THE RECEIPT OF THE WIRE.
                    ---------------------------------------------------------------------------
                     WIRE INSTRUCTIONS:
                     U.S. Bank
                     Cincinnati, OH
                     Routing Number: 0420-00013
                     For Account of: Rydex Investments
                     Account Number: 48038-9030
                     [Your Name]
                     [Your shareholder account number]

                               IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO
                             PURCHASE, YOUR INVESTMENT WILL BE CREDITED TO THE RYDEX
                               U.S. GOVERNMENT MONEY MARKET FUND, WHICH IS OFFERED
                                             IN A SEPARATE PROSPECTUS.
-----------------------------------------------------------------------------------------------

                                                                  PROSPECTUS  43

----------------------------------------------------------------------------------------------------
                                 INITIAL PURCHASE                           SUBSEQUENT PURCHASES
                        ----------------------------------------------------------------------------
                         Submit new account                          Send written purchase
                         paperwork, and then call                    instructions that include:
                         Rydex to obtain your
                         account number. Be sure                     o YOUR NAME
BY ACH                   to complete the
(FAX)                    "Electronic Investing via                   o YOUR SHAREHOLDER ACCOUNT
                         ("ACH") section. Then,                        NUMBER
RYDEX FAX                fax it to Rydex (ONLY
NUMBER:                  Individual, Joint and                       o WHICH RYDEX FUND(S) YOU
301.296.5103             UGMA/UTMA accounts                            WANT TO PURCHASE
                         may be opened by fax).
                                                                     o ACH BANK INFORMATION
                                                                      (IF NOT ON RECORD).
                         o MAKE SURE TO INCLUDE A
                           LETTER OF INSTRUCTION
                           REQUESTING THAT WE PROCESS
                           YOUR PURCHASE BY ACH.

                         o MAKE SURE TO DESIGNATE
                           WHICH RYDEX FUND(S) YOU
                           WANT TO PURCHASE.

                         o MAKE SURE YOUR
                           INVESTMENT MEETS THE
                           ACCOUNT MINIMUM.

----------------------------------------------------------------------------------------------------
BY ACH                                Follow the directions on the Rydex web site -
(INTERNET)                                          www.rydexinvestments.com
----------------------------------------------------------------------------------------------------


CANCELLED PURCHASE ORDERS

Rydex will ordinarily cancel your purchase order under the following circumstances:

      o     if your bank does not honor your check for any reason

      o     if the transfer agent (Rydex) does not receive your wire transfer

      o     if the transfer agent (Rydex) does not receive your ACH transfer

      o     if your bank does not honor your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND(S) MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND(S) NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND(S) WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

44


SELLING FUND SHARES
--------------------------------------------------------------------------------

The Funds redeem their shares continuously and investors may sell their shares back to the Funds. You may redeem all or any portion of your Fund shares at the Fund's next determined NAV calculated after your redemption order is received in good order by the transfer agent. Redemption orders, like any other share transaction, are subject to the Funds' transaction cut-off times and will be processed at the NAV next determined after your redemption order is received in good order by the transfer agent.

The Funds may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the U.S. Securities and Exchange Commission (the "SEC"). The Funds reserve the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

REDEMPTION PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account. The Funds also offer you the option to send redemption orders by:

--------------------------------------------------------------------------------
               Rydex Investments
     MAIL      Attn: Ops. Dept.
               9601 Blackwell Road, Suite 500
               Rockville, MD 20850
--------------------------------------------------------------------------------
               301.296.5103
      FAX      If you send your redemption order by fax, you must call
               Rydex shareholder services at 800.820.0888 or 301.296.5406 to verify that your fax was received and when it will be
               processed.
--------------------------------------------------------------------------------
   TELEPHONE   800.820.0888 OR 301.296.5406 (not available for retirement accounts)
--------------------------------------------------------------------------------

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

      o     your name

      o     your shareholder account number

      o     Fund name(s)

      o     dollar amount or number of shares you would like to sell

      o whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a signature guarantee)

      o signature of account owner(s) (not required for telephone redemptions)

                                                                  PROSPECTUS  45


You may only place a redemption order if you are the registered owner of the account or the registered owner has given Rydex written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.

DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS

Distributions from your tax-qualified plan or individual retirement account
(IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.

RECEIVING YOUR REDEMPTION PROCEEDS

Your redemption proceeds normally will be sent within seven days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be wired on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PAYMENT OF REDEMPTION PROCEEDS MAY BE DELAYED UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT YOUR PURCHASE HAS CLEARED. IT MAY TAKE UP TO 15 DAYS FOR YOUR PURCHASE TO CLEAR.

All redemptions will be mailed to your address of record, sent electronically via ACH or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE AND MAY NOT BE FAXED.

--------------------------------------------------------------------------------
   SIGNATURE GUARANTEES

   Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Funds.
--------------------------------------------------------------------------------

REDEMPTION FEES

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of same, the Absolute Return Strategies Fund and the Hedged Equity Fund charge a 1.00% redemption fee on redemptions of shares that have been held for less than thirty (30) days. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Funds. The fee does not apply to shares purchased

46


with reinvested dividends or distributions. In determining how long shares of a Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with a Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Funds request that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Funds. However, the Funds recognize that due to operational and systems limitations, intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Funds.' Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, the Funds may not be able to defray the expenses associated with short-term trades made by that financial intermediary's customers.

The Absolute Return Strategies Fund and Hedged Equity Fund reserve the right to waive the redemption fee in their discretion where either Fund believes such waiver is in the best interests of the Fund, including certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns or where the financial intermediary's processing systems are unable to properly apply the redemption fee. These categories currently include: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions, (v) retirement loans and withdrawals, and (vi) redemptions in accounts participating in certain approved asset allocation programs.

LOW BALANCE ACCOUNTS

To offset the administrative expense of servicing small accounts, the Funds may impose, without additional notice, an administrative fee of $15 per year during periods where your account balance falls below the account minimum requirements for any reason. The Funds may redeem your shares if the value of your account falls below the required minimum investment amount. However, the Funds will provide you with at least 30 days' written notice to allow you sufficient time to add to your account and avoid the redemption of your shares.

                                                                  PROSPECTUS  47

EXCHANGING FUND SHARES
--------------------------------------------------------------------------------


An exchange is when you sell shares of one Fund and use the proceeds from that sale to purchase shares of another Fund. Investors may make exchanges on any Business Day of A-Class Shares or C-Class Shares of any Fund for A-Class Shares or C-Class Shares of any other Fund, on the basis of the respective NAVs of the shares involved. Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Rydex Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Funds' transfer agent prior to the cut-off time of the Fund you are exchanging out of or the Fund you are exchanging into, whichever is earlier, to be processed at that Business Day's NAV. See "Exchanges with Other Rydex Funds" below for additional information. The exchange privilege may be modified or discontinued at any time.


EXCHANGE PROCEDURES

The Funds offer you the option to send exchange requests by:

--------------------------------------------------------------------------------
                Rydex Investments
      MAIL      Attn: Ops. Dept.
                9601 Blackwell Road, Suite 500
                Rockville, MD 20850
--------------------------------------------------------------------------------
                301.296.5101
      FAX       If you send your exchange request by fax, you must call Rydex shareholder services at 800.820.0888 to verify that your fax was received and when it will be processed.
--------------------------------------------------------------------------------
   TELEPHONE    800.820.0888 OR 301.296.5406
--------------------------------------------------------------------------------
    INTERNET    Follow the directions on the Rydex web site -
                www.rydexinvestments.com
--------------------------------------------------------------------------------

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

      o     your name

      o     your shareholder account number

      o Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging in to (buying)

      o dollar amount, number of shares or percentage of Fund position involved in the exchange

      o signature of account owner(s) (not required for telephone or internet exchanges)

48


You may only place exchange orders if you are the registered owner of the account or the registered owner has given Rydex written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

MINIMUM EXCHANGE AMOUNTS

The minimum amount for an exchange is either $1,000 or 100% of the Fund position from which the exchange is coming, whichever is less. If you are exchanging the minimum amount, you may not split the proceeds between multiple Rydex Funds. If you place exchange transactions in shares or in percentages, the minimum exchange amount still applies. This minimum may be waived for accounts that are part of an asset allocation strategy.

EXCHANGES WITH OTHER RYDEX FUNDS


On any day Business Day, investors may make exchanges of A-Class Shares or C-Class Shares of any Fund for the same share class of any Rydex Fund not offered in this Prospectus. While most Rydex Funds offer unlimited exchange privileges with no minimum holding periods, or transaction fees, the Alternative Strategy Funds do not allow unlimited trading. If you are contemplating an exchange for shares of any Rydex Fund not offered in this Prospectus, you should obtain and review that Rydex Fund's current prospectus before making the exchange. You can obtain a prospectus for any Rydex Fund not offered in this Prospectus by calling 800.820.0888 or 301.296.5406 or visiting the Rydex web site at www.rydexinvestments.com.


RYDEX ACCOUNT POLICIES
--------------------------------------------------------------------------------
SHAREHOLDER IDENTIFICATION AND VERIFICATION

Federal regulations may require the Funds to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities. The Funds may use this information to attempt to verify your identity. The Funds may not be able to establish an account if the necessary information is not received. The Funds may also place limits on account transactions while it is in the process of attempting to verify your identity. Additionally, if the Funds are unable to verify your identity after your account is established, the Funds may be required to redeem your shares and close your account.

                                                                   PROSPECTUS 49


Rydex provides accounts for U.S. citizens and resident aliens. We will not open any new account for any non-resident aliens (natural person or entity). If you are unsure of your status please consult your tax adviser. Non-resident aliens may hold Rydex Funds through a financial intermediary, subject to that financial intermediary's requirements.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under applicable law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interests of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT

For information on what is required to make changes and/or additions to your account, and to obtain the appropriate forms, please visit the Rydex web site at www.rydexinvestments.com or call 800.820.0888 or 301.296.5406. If you own shares that are registered in your intermediary's name, and you want to transfer the registration to another intermediary or want the shares registered in your name, then you should contact your intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET

Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Rydex Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Funds, nor their transfer agent, are responsible for internet transactions that are not received.

50


During periods of unusually high market activity or other times, it may be difficult to reach Rydex by telephone or access our internet site. Rydex and its affiliates will not be liable for any losses resulting from a cause over which Rydex or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g. if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are not able to reach Rydex by your regular medium, consider sending written instructions.

STATEMENTS & CONFIRMATIONS

You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing or via the internet. You may choose to receive your confirmations and/or statements either by mail or electronically.

EDELIVERY SERVICES

eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the web via email notification. For more information on eDelivery, please visit the Rydex web site at www.rydexinvestments.com. The Funds reserve the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.

SERVICE AND OTHER FEES

Rydex may charge the following administrative fees for services associated with the following:


      o     $15 for wire transfers of redemption proceeds under $5,000

      o     $50 on purchase checks returned for insufficient funds

      o $25 to stop payment of a redemption check within 10 Business Days of the settlement date

      o $15 for standard overnight packages (fee may be higher for special delivery options)

      o     $25 for bounced draft checks or ACH transactions

      o     $15 per year for low balance accounts

      o The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

                                                                  PROSPECTUS  51


Rydex reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES

Certain retirement plans such as IRA, SEP, Roth IRA and 403(b) accounts, are charged an annual $15 maintenance fee. Upon liquidating your retirement account, an additional $15 account-closing fee will be taken from the proceeds of your redemption.

ACTIVE INVESTORS AND MARKET TIMING

Unlike most other Rydex Funds, the Alternative Strategy Funds are not suitable for purchase by active investors. Each Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Funds.

The Advisor will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this Prospectus and approved by the Funds' Board of Trustees. Currently, the Multi-Cap Core Equity Fund and the Sector Rotation Fund restrict shareholders to no more than one substantive redemption out of a Fund (by any means, including exchanges) followed by a purchase of the Fund (by any means, including exchanges) within any ninety-day period. "Substantive" means a dollar amount that the Advisor has determined, in its sole discretion, could adversely affect management of the Multi-Cap Core Equity Fund and the Sector Rotation Fund. This restriction will not apply to systematic transactions, including rebalancing programs, automatic investment programs, and dividend reinvestment programs because the Trust reasonably determined that these categories of transactions do not raise frequent trading or market timing concerns. For the Multi-Cap Core Equity Fund and Sector Rotation Fund, the Board of Trustees has also approved a redemption fee, however, to date it has not implemented this option, nor has it chosen to impose costs or administrative fees on shareholders. In the event that the Board of Trustees decides to

52


implement the redemption fee, such fee will be imposed uniformly by the Funds subject to the limitations discussed below.

With respect to the Absolute Return Strategies Fund and the Hedged Equity Fund, the Board of Trustees has also approved a redemption fee of 1% of the total redemption amount to be imposed uniformly on all Fund shares redeemed within thirty (30) days of buying them (either by purchase or exchange) subject to the limitations discussed below. See "Redemption Fees" for additional information. For purposes of applying the Funds' policies, the Advisor may consider the trading history of accounts under common ownership or control. In addition, the Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Advisor reasonably believes that the trading activity would be harmful or disruptive to the Funds.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur, particularly with respect to trades placed by shareholders that invest in the Funds through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Funds' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Funds cannot assure that their policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Funds and their long-term shareholders as discussed above.

RIGHTS RESERVED BY THE FUNDS

The Funds reserve the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds or in cases where the Funds are requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

                                                                  PROSPECTUS  53

DISTRIBUTION AND SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

A-CLASS SHARES

The Funds have adopted a Distribution Plan (the "Plan") applicable to A-Class Shares that allows the Funds to pay distribution fees to the Distributor and other firms that provide distribution services ("Service Providers"). The Funds will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended. The Distributor generally will, in turn, pay the Service Provider out of its fees. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

C-CLASS SHARES

The Funds have adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, applicable to C-Class Shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds' average daily net assets. The annual 0.75% distribution fee reimburses the Distributor for paying your intermediary an on-going sales commission. The annual 0.25% service fee compensates your intermediary for providing on-going services to you. The Distributor advances the first year's distribution and service fees, and retains the distribution and service fees on accounts with no authorized intermediary of record. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

COMPENSATION TO DEALERS

The Advisor, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. These payments may be made, at the discretion of the Advisor, to certain dealers who have sold shares of the Rydex Funds. The level of payments made to dealers will generally vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Rydex Funds and promote the retention of their customer's assets in the Funds. Any payments described above will not change the price paid by investors for the purchase of the applicable Rydex Fund's shares or the amount that any particular Rydex Fund will receive as proceeds from such sales. The Advisor determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer's sales, assets, share class utilized and the quality of the dealer's relationship with the Advisor. The Advisor periodically determines the advisability of continuing these payments. The Advisor may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Rydex Funds that are conducted by dealers.

54


DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

TIMING OF PAYMENTS

Income dividends, if any, are paid at least annually by each of the Funds. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. The Funds make distributions of capital gains, if any, at least annually. The Funds, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of a Fund.

DIVIDEND PAYMENT OPTIONS

Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Funds in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Funds receive your written notice. To cancel your election, simply send written notice to the Funds. Dividends and distributions with values of $10 or less may be automatically reinvested.

                                                                  PROSPECTUS  55


TAX INFORMATION
--------------------------------------------------------------------------------

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

o Each Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.


o The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income.


o Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.


o Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.


o Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

o Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by a Fund from U.S. corporations, subject to certain limitations.

o Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year.

o Distributions paid in January but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year.

56


o A Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

o If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.


o With respect to investments by the Absolute Return Strategies, Hedged Equity and Sector Rotation Funds, some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in these Funds. In addition, these Funds may be able to pass along a tax credit for foreign income taxes that they pay. A Fund will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election.


TAX STATUS OF SHARE TRANSACTIONS

EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Funds through a tax-qualified retirement plan.

STATE TAX CONSIDERATIONS

A Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISOR


Rydex Investments, the Advisor, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment adviser and manager of the Funds. The Advisor has served as the investment adviser of the Rydex Funds since each Rydex Fund's inception, and also serves as sub-adviser to several other mutual funds.

                                                                  PROSPECTUS  57


The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Under investment advisory agreements between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended March 31, 2006, based on the average daily net assets of each Fund, as set forth below:

                                                                       ADVISORY
FUND                                                                      FEE
--------------------------------------------------------------------------------
ABSOLUTE RETURN STRATEGIES ...........................................   1.15%
HEDGED EQUITY ........................................................   1.15%
MULTI-CAP CORE EQUITY ................................................    .90%*
SECTOR ROTATION ......................................................    .90%

* REPRESENTS THE BASE MANAGEMENT FEE THAT IS SUBJECT TO A PERFORMANCE ADJUSTMENT SO THAT THE BASE FEE CAN INCREASE TO A MAXIMUM OF 0.90% OR DECREASE TO A MINIMUM OF 0.50%, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE FUND RELATIVE TO THE RUSSELL 3000(R) INDEX (THE "INDEX"). THE INDEX MEASURES THE PERFORMANCE OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION, WHICH REPRESENTS APPROXIMATELY 98% OF THE INVESTABLE U.S. EQUITY MARKET. THE PERFORMANCE COMPARISON WILL BE MADE FOR A ROLLING 12-MONTH PERIOD, WITH PERFORMANCE ADJUSTMENTS MADE AT THE END OF EACH MONTH BEGINNING JUNE 30, 2004. THE 12-MONTH COMPARISON PERIOD WILL ROLL OVER WITH EACH SUCCEEDING MONTH, SO THAT IT WILL ALWAYS EQUAL 12 MONTHS, ENDING WITH THE MONTH FOR WHICH THE PERFORMANCE ADJUSTMENT IS BEING COMPUTED. FOR EVERY 0.0375% OF DIFFERENCE BETWEEN THE PERFORMANCE OF THE FUND AND THE PERFORMANCE OF THE INDEX, THE ADVISOR'S FEE WILL BE ADJUSTED UPWARDS OR DOWNWARDS BY 0.01%. THE MAXIMUM ANNUALIZED PERFORMANCE ADJUSTMENT IS +/- 0.20%.


The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.


A discussion regarding the basis for the Board's August 2005 approval of the Funds' investment advisory agreement is available in the Funds' March 31, 2005 Annual Report to Shareholders, which covers the period April 1, 2005 to March 31, 2006. A discussion regarding the basis for the Board's August 2006 approval of the Funds' investment advisory agreement will be available in the Funds' September 30, 2006 Semi-Annual Report to Shareholders, which covers the period April 1, 2006 to September 30, 2006.


As part of its agreement with the Trust, the Advisor will pay all expenses of the Absolute Return Strategies Fund and Hedged Equity Fund, including the cost

58


of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, and extraordinary expenses.

PORTFOLIO MANAGEMENT


Each Fund is managed by a team of investment professionals. The following provides additional information about the portfolio managers that are jointly and primarily responsible for the day-to-day management of the Funds and their respective management roles.

MICHAEL P. BYRUM, CFA, has been associated with Rydex Investments since the Advisor was founded in 1993. Mr. Byrum was named the President of Rydex Investments in 2004 and has served as Chief Investment Officer of Rydex Investments since 2000. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Long Bond Advantage, Inverse S&P 500 and Inverse OTC Funds, and helped to create the Rydex Sector Funds, which are offered in a separate prospectus. He was named Vice President of Portfolio for Rydex Investments in 1998, and Executive Vice President in 2000. Prior to joining Rydex Investments, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio. Mr. Byrum has co-managed the Funds since their inception.

JAMES R. KING, CFA, joined Rydex Investments in 1996 and was promoted to assistant portfolio manager in 1997. In 1998, he became a portfolio manager and was promoted in 2001 to senior portfolio manager and currently serves as director of portfolio management. Mr. King has served as an interim director of equity trading and investment operations. Currently, Mr. King's team manages all of the Rydex leveraged and inverse funds, as well as the Sector Rotation Fund. Prior to joining Rydex Investments, Mr. King worked as a registered representative at DMG Securities. He holds a degree in finance from the University of Maryland. Mr. King has co-managed each of the Funds since their inception.

MICHAEL J. DELLAPA, CFA, joined Rydex Investments in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000(R) Advantage, Healthcare, Biotechnology, and Consumer Products Funds, which are offered in a separate prospectus. In 2005, Mr. Dellapa became director of investment research. Since joining Rydex Investments, Mr. Dellapa has played a key role in

                                                                  PROSPECTUS  59


developing research processes and systems to enhance current funds and develop new investment products. Prior to joining Rydex Investments, he worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Mr. Dellapa has co-managed each of the Funds since their inception.

Mr. Byrum generally oversees all aspects of the day-to-day management of the Rydex Funds and reviews the activities of Messrs. King and Dellapa. Mr. King generally oversees the day-to-day management of each leveraged and inverse Rydex Fund. Mr. Dellapa heads the firm's investment research efforts and oversees the selection of equity securities for each of the Rydex Funds. Each of the portfolio managers is a member of Rydex's Investment Leadership Team, which is responsible for the final review and approval of portfolio management strategies and decisions for all Rydex Funds.


Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

60



FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the Funds' financial performance for the period of operations of the Funds' A-Class Shares or C-Class Shares, as applicable. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided below for the period ending March 31, 2003, and all years prior, has been audited by a predecessor auditing firm. Information for subsequent periods has been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements and related notes, appear in the Trust's 2006 Annual Report. The 2006 Annual Report is available by telephoning the transfer agent at 800.820.0888 or
301.296.5100. The 2006 Annual Report is incorporated by reference in the SAI.



                                                          NET         NET INCREASE                   DISTRIBUTIONS
                              NET ASSET      NET     REALIZED AND      (DECREASE)     DISTRIBUTIONS     FROM NET
                                VALUE,   INVESTMENT   UNREALIZED   IN NET ASSET VALUE    FROM NET       REALIZED
                              BEGINNING    INCOME   GAINS (LOSSES)   RESULTING FROM     INVESTMENT      CAPITAL         TOTAL
                              OF PERIOD    (LOSS)+   ON SECURITIES     OPERATIONS         INCOME         GAINS      DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------------
ABSOLUTE RETURNS STRATEGIES FUND
A-CLASS

  MARCH 31, 2006*              $ 25.00    $  .29         $ .30           $ .59           $ (.07)          $   --       $ (.07)

ABSOLUTE RETURNS STRATEGIES FUND
C-CLASS

  MARCH 31, 2006*                25.00       .19           .30             .49             (.07)              --       $ (.07)

HEDGED EQUITY FUND
A-CLASS

  MARCH 31, 2006*                25.00       .26           .69             .95             (.09)              --       $ (.09)

HEDGED EQUITY FUND
C-CLASS

  MARCH 31, 2006*                25.00       .16           .69             .85             (.09)              --       $ (.09)

MULTI-CAP CORE EQUITY FUND (FORMERLY, CORE EQUITY FUND)
A-CLASS

  MARCH 31, 2006                 15.01      (.01)         2.59            2.58               --             (.87)      $ (.87)
  March 31, 2005                 14.44       .02          1.16            1.18               --             (.61)        (.61)
  March 31, 2004*                14.44        --            --              --               --               --           --

MULTI-CAP CORE EQUITY FUND (FORMERLY, CORE EQUITY FUND)
C-CLASS

  MARCH 31, 2006                 14.71      (.13)         2.53            2.40               --             (.87)        (.87)
  March 31, 2005                 14.27      (.10)         1.15            1.05               --             (.61)        (.61)
  March 31, 2004                 10.11      (.11)         4.38            4.27               --             (.11)        (.11)
  March 31, 2003*                10.00      (.03)          .14             .11               --               --           --

* SINCE THE COMMENCEMENT OF OPERATIONS: MARCH 22, 2002--SECTOR ROTATION FUND C-CLASS; SEPTEMBER 23, 2002-- MULTI-CAP CORE EQUITY FUND C-CLASS; MARCH 31, 2004--MULTI-CAP CORE EQUITY FUND A-CLASS AND SECTOR ROTATION FUND A-CLASS.

**    ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+     CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

++    OPERATING EXPENSES EXCLUDE SHORT DIVIDENDS EXPENSE.

@ EXPENSE RATIOS FOR THE PERIOD ENDED MARCH 31, 2004 ARE CALCULATED FOR ONE DAY ONLY AND ARE NOT INDICATIVE OF FUTURE CLASS PERFORMANCE.

                                                                  PROSPECTUS  61

                                                                                   RATIOS TO
                                                                                    AVERAGE
                                                                                  NET ASSETS:
                                                                                  -----------
                 NET INCREASE    NET ASSET                                                  NET                 NET ASSETS,
                 (DECREASE) IN     VALUE,      TOTAL                                    INVESTMENT  PORTFOLIO     END OF
                   NET ASSET      END OF    INVESTMENT   GROSS     NET     OPERATING      INCOME    TURNOVER  PERIOD (000'S
                     VALUE        PERIOD      RETURN   EXPENSES  EXPENSES  EXPENSES++     (LOSS)     RATE***      OMITTED)
------------------------------------------------------------------------------------------------------------------------------
ABSOLUTE RETURNS STRATEGIES FUND
A-CLASS

  MARCH 31, 2006*    $  .52       $25.52       2.36%    1.87%**   1.87%**   1.45**         2.20%       127%     $ 5,791

ABSOLUTE RETURNS STRATEGIES FUND
C-CLASS

  MARCH 31, 2006*    $  .42       $25.42       1.96%    2.65%**   2.65%**   2.33%**        1.42%**     127%     $ 7,352

HEDGED EQUITY FUND
A-CLASS

  MARCH 31, 2006*    $  .86       $25.86       3.81%    2.10%**   2.10%**   1.44%**        1.91%**     159%     $ 1,672

HEDGED EQUITY FUND
C-CLASS

  MARCH 31, 2006*    $  .76       $25.76       3.41%    2.86%**   2.86%**   2.20%**        1.16%**     159%     $ 2,957

MULTI-CAP CORE EQUITY FUND
(FORMERLY, CORE EQUITY FUND)
A-CLASS

  MARCH 31, 2006     $ 1.71       $16.72      17.55%    1.66%     1.66%     1.66%         (0.08)%      168%     $ 3,079
  March 31, 2005        .57        15.01       8.16%    1.57%     1.57%     1.57%          0.16%       159%         906
  March 31, 2004*        --        14.44       0.00%    0.00%**@  0.00%**@  0.00%**@       0.00%**     226%           1

MULTI-CAP CORE EQUITY FUND
C-CLASS

  MARCH 31, 2006       1.53        16.24      16.86%    2.40%     2.40%     2.40%         (0.87)%      168%      30,981
  March 31, 2005        .44        14.71       7.34%    2.31%     2.31%     2.31%         (0.71)%      159%      34,793
  March 31, 2004       4.16        14.27      42.29%    2.24%     2.24%     2.24%         (0.87)%      226%      23,811
  March 31, 2003*       .11        10.11       1.10%    2.41%**   2.41%**   2.41%**       (0.48)%**    123%       5,771

62


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                                                               NET                NET INCREASE                        DISTRIBUTIONS
                             NET ASSET         NET         REALIZED AND            (DECREASE)         DISTRIBUTIONS      FROM NET
                               VALUE,       INVESTMENT      UNREALIZED         IN NET ASSET VALUE        FROM NET        REALIZED
                             BEGINNING        INCOME      GAINS (LOSSES)         RESULTING FROM         INVESTMENT       CAPITAL
                             OF PERIOD       (LOSS)+       ON SECURITIES            OPERATIONS            INCOME           GAINS
------------------------------------------------------------------------------------------------------------------------------------
SECTOR ROTATION FUND
A-CLASS

 MARCH 31, 2006               $11.10          $(.04)         $ 3.09                  $3.05                  $ --          $  --
 March 31, 2005                10.45           (.02)            .67                    .65                    --             --
 March 31, 2004*               10.45             --              --                     --                    --             --

SECTOR ROTATION FUND
C-CLASS

 MARCH 31, 2006                10.87           (.12)           3.01                   2.89                    --             --
 March 31, 2005                10.30           (.10)            .67                    .57                    --             --
 March 31, 2004                 7.53           (.16)           2.93                   2.77                    --             --
 March 31, 2003                 9.99           (.07)          (2.39)                 (2.46)                   --             --
 March 31, 2002*               10.00             --            (.01)                  (.01)                   --             --


  * SINCE THE COMMENCEMENT OF OPERATIONS: MARCH 22, 2002--SECTOR ROTATION FUND C-CLASS; SEPTEMBER 23, 2002-- MULTI-CAP CORE EQUITY FUND C-CLASS; MARCH 31, 2004--MULTI-CAP CORE EQUITY FUND A-CLASS AND SECTOR ROTATION FUND A-CLASS.

 **   ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

  +   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

  @ EXPENSE RATIOS FOR THE PERIOD ENDED MARCH 31, 2004 ARE CALCULATED FOR ONE DAY ONLY AND ARE NOT INDICATIVE OF FUTURE CLASS PERFORMANCE.

                                                                  PROSPECTUS  63


                                                                                   RATIOS TO
                                                                                    AVERAGE
                                                                                  NET ASSETS:
                                                                                  -----------
                                    NET INCREASE      NET ASSET                                NET                     NET ASSETS,
                                    (DECREASE) IN       VALUE,      TOTAL                   INVESTMENT    PORTFOLIO       END OF
                         TOTAL        NET ASSET         END OF   INVESTMENT    TOTAL          INCOME      TURNOVER    PERIOD (000'S
                     DISTRIBUTIONS      VALUE           PERIOD     RETURN     EXPENSES        (LOSS)       RATE***       OMITTED)
------------------------------------------------------------------------------------------------------------------------------------
SECTOR ROTATION FUND
A-CLASS

 MARCH 31, 2006        $      --        $ 3.05         $14.15       27.48%      1.67%          (0.33)%        263%      $ 30,593
 March 31, 2005               --           .65          11.10        6.22%      1.63%          (0.19)%        262%         2,989
 March 31, 2004*              --            --          10.45        0.00%      0.00%**@        0.00%**       253%             5

SECTOR ROTATION FUND
C-CLASS

 MARCH 31, 2006               --          2.89          13.76       26.59%      2.41%          (0.95)%        263%       118,083
 March 31, 2005               --           .57          10.87        5.53%      2.38%          (1.03)%        262%        54,604
 March 31, 2004               --          2.77          10.30       36.79%      2.41%          (1.66)%        253%        59,192
 March 31, 2003               --         (2.46)          7.53      (24.62)%     2.44%          (0.83)%        451%        17,538
 March 31, 2002*              --          (.01)          9.99       (0.10)%     2.44%**        (1.86)%**       --          5,150

64


ADDITIONAL AND MORE DETAILED INFORMATION ABOUT THE FUNDS IS INCLUDED IN THE TRUST'S SAI DATED AUGUST 1, 2006. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("HTTP://WWW.SEC.GOV") THAT CONTAINS EACH SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.551.8090). YOU MAY REQUEST DOCUMENTS BY MAIL FROM THE SEC, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102. YOU MAY ALSO OBTAIN THIS INFORMATION UPON PAYMENT OF A DUPLICATION FEE, BY EMAILING THE SEC AT THE FOLLOWING ADDRESS: PUBLICINFO@SEC.GOV.

YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING 800.820.0888 OR 301.296.5100, VISITING THE RYDEX WEB SITE AT WWW.RYDEXINVESTMENTS.COM, OR WRITING TO RYDEX SERIES FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850. ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE TRUST'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING THEIR LAST FISCAL YEAR.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX INVESTMENTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

THE TRUST'S SEC REGISTRATION NUMBER IS 811-07584.

                                                                  PROSPECTUS  65


THIS PAGE INTENTIONALLY LEFT BLANK

66


THIS PAGE INTENTIONALLY LEFT BLANK

                                                                              67
RYDEX INVESTMENTS PRIVACY POLICIES
--------------------------------------------------------------------------------

RYDEX FUNDS, RYDEX GLOBAL ADVISORS, RYDEX DISTRIBUTORS, INC.,
RYDEX ADVISORY SERVICES AND RYDEX CAPITAL PARTNERS (COLLECTIVELY 'RYDEX")

(NOT A PART OF THIS PROSPECTUS)

OUR COMMITMENT TO YOU

When you become a Rydex investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone--whether it is your personal information or the fact that you are a current or former Rydex client.

THE INFORMATION WE COLLECT ABOUT YOU

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Rydex account application or when you request a transaction that involves the Rydex Funds or one of the Rydex affiliated companies. "Nonpublic personal information" is personally identifiable private information about you. For example, it includes information regarding your name and address, social security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

HOW WE HANDLE YOUR PERSONAL INFORMATION

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Rydex. For example, if you ask to transfer assets from another financial institution to Rydex, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Rydex investment products and services, we may share your information within the Rydex family of affiliated companies. This would include, for example, sharing your information within Rydex so we can make you aware of new Rydex funds or the services offered through another Rydex affiliated company. In certain instances, we may contract with nonaffiliated companies

                          (NOT PART OF THE PROSPECTUS)

68


to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

OPT OUT PROVISIONS

WE DO NOT SELL YOUR PERSONAL INFORMATION TO ANYONE. The law allows you to "opt out" of only certain kinds of information sharing with third parties. The Firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

HOW WE PROTECT PRIVACY ONLINE

Our concern for the privacy of our shareholders also extends to those who use our web site, www.rydexinvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Rydex web site offers customized features that require our use of "HTTP cookies"--tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Rydex web site. We do not use them to pull data from your hard drive, to learn your email address or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the Legal Information area on our web site for more details about web site security and privacy features.

HOW WE SAFEGUARD YOUR PERSONAL INFORMATION

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                          (NOT PART OF THE PROSPECTUS)

                                                                  PROSPECTUS  69


WE'LL KEEP YOU INFORMED

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at www.rydexinvestments.com. Should you have any questions regarding our Privacy Policy, contact us at
800.820.0888 or 301.296-5100.

                          (NOT PART OF THE PROSPECTUS)

[LOGO] RYDEX INVESTMENTS
             ESSENTIAL FOR MODERN MARKETS(TM)

             9601 Blackwell Road o Suite 500 o Rockville, MD 20850 www.rydexinvestments.com o 800.820.0888

             RASAC-1-0806 X0807

                     PLEASE SEE RYDEX FUNDS' PRIVACY POLICY
                             INSIDE THE BACK COVER.



Microsoft Word 11.0.8026;0400RIDER 1:


RIDER 2:


RIDER 3:

                                                              RYDEX SERIES FUNDS
                                        H-CLASS SHARES PROSPECTUS AUGUST 1, 2006

                                                             MARKET NEUTRAL FUND

                  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                 ---------------
                                                                 [LOGO] RYDEX(R)
                                                                 ---------------

TABLE OF CONTENTS

         RYDEX SERIES FUNDS OVERVIEW                              3
              Market Neutral Fund                                 4

         INVESTMENTS AND RISKS                                    8
         SHAREHOLDER INFORMATION                                  17
         TRANSACTION INFORMATION                                  18
         BUYING FUND SHARES                                       20
         SELLING FUND SHARES                                      22
         EXCHANGING FUND SHARES                                   24
         RYDEX ACCOUNT POLICIES                                   26
         DISTRIBUTION AND SHAREHOLDER SERVICES                    30
         DIVIDENDS AND DISTRIBUTIONS                              30
         TAX INFORMATION                                          32
         MANAGEMENT OF THE FUND                                   34

PLEASE SEE THE RYDEX FUNDS' PRIVACY POLICY INSIDE THE BACK COVER OF THIS PROSPECTUS.

                               RYDEX SERIES FUNDS

                                 H-CLASS SHARES
            9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850
             800.820.0888 o 301.296.5100 o WWW.RYDEXINVESTMENTS.COM

Rydex Series Funds (the "Trust") is a mutual fund complex offering professionally managed investment portfolios. This Prospectus describes the Market Neutral Fund (the "Fund").

H-Class Shares of the Fund are sold principally to clients of professional money managers ("financial intermediaries") and to investors who take part in certain strategic asset allocation investment programs. Investors may exchange shares of the Fund through the Rydex web site - www.rydexinvestments.com - and over the phone.

RISKS OF INVESTING IN THE FUND

The value of the Fund may fluctuate. In addition, Fund shares:

o MAY DECLINE IN VALUE, AND YOU MAY LOSE MONEY

o ARE NOT FEDERALLY INSURED

o ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY

o ARE NOT BANK DEPOSITS

o ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

MARKET NEUTRAL FUND
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Fund seeks to provide capital appreciation consistent with the return and risk characteristics of the equity market neutral hedge fund universe. The secondary objective is to achieve these returns with low correlation to, and less volatility than, equity indices.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues multiple investment styles or mandates that correspond to investment strategies widely employed by hedge funds, including strategies sometimes referred to as market neutral strategies. In particular, the Fund will pursue those investment strategies that may be replicated through proprietary quantitative style analysis. These investment strategies include, but are not limited to, those described below.

      EQUITY MARKET NEUTRAL - Pursuant to an equity market neutral investment strategy, portfolio managers seek to profit from exploiting pricing relationships between different equities or related securities while typically hedging exposure to overall equity market movements. The Advisor seeks to execute this investment strategy by creating portfolios that include, but are not limited to, one or more of the following directional and/or non-directional positions: market neutral value, market neutral capitalization, market neutral growth, and market neutral momentum.

      MERGER ARBITRAGE - Pursuant to a merger arbitrage investment strategy, portfolio managers invest simultaneously in long and short positions in both companies involved in a merger or acquisition. Risk arbitrageurs typically invest in long positions in the stock of the company to be acquired and short the stock of the acquiring company. The Advisor seeks to execute this investment strategy by creating a portfolio consisting primarily of instruments that provide exposure to merger arbitrage spreads.

Each of these investment strategies may incorporate one or more directional and/or non-directional positions. In general, directional positions seek to benefit from market movement in one direction or the other. In contrast, non-directional positions seek to benefit from both upward and downward movement in one or more markets. The Fund will predominately have a long exposure to directional and non-directional positions. However, there may be times that the Fund will have a short exposure to directional and/or non-directional positions. For more information about directional and non-directional positions, see "Advisor's Investment Methodology."

The Fund may use moderate leverage subject to internally imposed investment constraints designed to limit the amount of loss resulting from such leverage. The Fund's use of non-directional positions and internal investment controls result in a portfolio of assets designed to provide appropriate equity market neutral hedge fund portfolio characteristics as well as providing risk diversification. The Fund expects to maintain approximately equal dollar amounts invested in long and short positions.

The Fund may be long or short in a broad mix of financial assets including U.S. and foreign equities of any capitalization range, currencies, commodities, futures, options and swap agreements. The Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

PRINCIPAL RISKS

The Fund is subject to a number of risks that may affect the value of its shares, including:

DERIVATIVES RISK - The Fund's use of equity derivatives such as futures, options and swap agreements to pursue it's investment objectives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges may result in the Fund's inability to buy or sell securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

FIXED INCOME RISK - The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of a Fund to decrease. In addition, a Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN CURRENCY RISK - The Fund's exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund's exposure to foreign currency may reduce the returns of the Fund.

FOREIGN SECURITIES RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could adversely affect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

MANAGEMENT STYLE RISK - The Fund is subject to the risk that the Rydex Investments (the "Advisor") may not be able to achieve market neutrality because its strategy failed to produce the intended results or because the Advisor did not implement its strategy properly. As a result, the Fund may be exposed to market risk and subsequent fluctuations in the Fund's value due to market conditions.

MARKET RISK - Due to market conditions, the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK - Due to its investment strategy, the Fund may buy and sell securities frequently. Higher portfolio turnover may result in higher transactional costs and short-term capital gains that will be treated as ordinary income for tax purposes. As a result, portfolio turnover may have a negative effect on the Fund's performance.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

SMALL-CAPITALIZATION AND MID-CAPITALIZATION ISSUER RISK - Small and medium-capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small-capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

PERFORMANCE

The Market Neutral Fund has not yet commenced operations, and therefore, does not have any performance.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment) 1
   REDEMPTION FEE ON SHARES OWNED LESS THAN 30 DAYS (as a percentage of amount
   redeemed, if applicable) 2                                                        1.00%
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
   MANAGEMENT FEES                                                                   1.15%

   DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICE FEES                                 0.25%
   OTHER EXPENSES 3                                                                  X.XX%
     SHORT DIVIDEND EXPENSE 4                                                        X.XX%
   TOTAL ANNUAL FUND OPERATING EXPENSES                                              X.XX%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 THE FUND WILL CHARGE SHAREHOLDERS A 1.00% REDEMPTION FEE WHEN THEY REDEEM SHARES HELD FOR LESS THAN THIRTY DAYS. FOR MORE INFORMATION, SEE "REDEMPTION FEES".

3 BECAUSE THE FUND IS NEW, "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR. IN ADDITION, THE ADVISOR HAS CONTRACTUALLY AGREED TO PAY ALL OPERATING EXPENSES OF THE FUND, EXCLUDING INTEREST EXPENSE AND TAXES (EXPECTED TO BE DE MINIMIS), BROKERAGE COMMISSIONS AND OTHER EXPENSES CONNECTED WITH THE EXECUTION OF PORTFOLIO TRANSACTIONS, SHORT DIVIDEND EXPENSES, AND EXTRAORDINARY EXPENSES.

4 BECAUSE THE FUND IS NEW, "SHORT DIVIDEND EXPENSE" EXPENSE IS BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

IMPORTANT INFORMATION REGARDING STATED EXPENSES - Short Dividend Expense occurs because the Fund short-sells the equity security to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the dividend rate of the equity security to the purchaser and record this as an expense. This expense is offset - in its entirety or in part - by the income derived from the short-sale and/or by earnings on the proceeds of the short sale. Short Dividend Expense is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund. If these costs had been treated as transaction costs or capital items rather than as expenses, the expense ratio for H-Class Shares would have equaled X.XX%.

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

MARKET NEUTRAL FUND                           1 YEAR       3 YEARS
------------------------------------------------------------------
H-Class                                        $XXX          $XXX

MORE INFORMATION ABOUT THE FUND
--------------------------------------------------------------------------------
INVESTMENTS AND RISKS

ADVISOR'S INVESTMENT METHODOLOGY

The Advisor develops and implements structured investment strategies designed to achieve the Fund's objective.

As the result of market observations and internal and external research, the Advisor believes that aggregate hedge fund performance is largely driven by exposure to well recognized structural investment strategies or "Beta." Beta is exposure to any systematic risk for which the investor expects to be rewarded over time. Beta is commonly referred to as market risk. In this context, the Advisor considers exposure to both directional positions (E.G., equity and/or fixed income securities) and non-directional positions (E.G., value and/or corporate default) as Beta. Although hedge fund exposure to these positions varies over time, their exposure to them, in the aggregate, and the investment returns provided by the exposure have historically been stable. The conclusion of the Advisor's research is that aggregate hedge fund returns are replicable through exposure to these structural investment positions and, therefore, can be delivered in a mutual fund.

The Fund employs a proprietary quantitative model that uses a style analysis of the returns of the appropriate segment of the hedge fund universe. This style analysis compares the returns of the appropriate hedge fund universe with the returns of various directional and non-directional positions. Based on the results of this analysis, historical research and market insights, the Advisor constructs a portfolio mix of directional and non-directional positions that best replicates the return, risk and correlation characteristics of the appropriate segment of the hedge fund universe. The Advisor anticipates adding and subtracting directional and non-directional positions over time based on continuing research of hedge fund returns.

DIRECTIONAL AND NON-DIRECTIONAL POSITIONS

A directional position is designed to have a high correlation with market returns. The Advisor selects securities to achieve particular directional positions using a quantitative model to identify those securities with high measures of liquidity and correlation to the appropriate market, for example, the Advisor may use S&P 500 futures to achieve a directional exposure to the equities market. Directional positions have market risk and are exposed to market movements. The Fund will predominately have a long exposure to directional positions. There may be times that the Fund will have a short exposure to directional positions. The Fund uses some, or all, of the following directional positions:

o An EQUITIES position involves investment in a portfolio that buys a basket of stocks or derivatives thereof, such as index futures.

o A FIXED INCOME position involves investment in a basket of U.S. Government securities or bond futures.

o     A COMMODITIES position involves investment in commodity indices.

o A CURRENCIES position involves investment in a basket of foreign currencies such as, but not limited to, the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona and Swiss Franc.

o A COVERED CALL OPTIONS position involves investment in written call options on underlying securities which the Fund already owns.

o A LONG OPTIONS position involves investment in long call or put options. A long call option provides upside profit potential while limiting downside exposure. A long put option provides downside profit potential while limiting upside exposure.

A non-directional position is designed to have a low correlation with market returns. Non-directional positions attempt to profit by exploiting structural mispricings in the financial markets. Non-directional investment strategies are market neutral in nature and, if executed successfully, have limited market exposure. The Fund will predominately have a long exposure to non-directional positions. There may be times that the Fund will have a short exposure to non-directional positions. The Fund uses some, or all, of the following non-directional positions:

o A MARKET NEUTRAL VALUE position involves investing in a basket of stocks that exhibit traditional value characteristics and simultaneously selling short a basket of stocks that exhibit non-value characteristics. Traditional value characteristics include, but are not limited to, high book-to-price ratios, high earnings-to-price ratios and high cash flow-to-price ratios. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

o A MARKET NEUTRAL GROWTH position involves investing in a basket of stocks that exhibit traditional growth characteristics and simultaneously selling short a basket of stocks that exhibit non-growth characteristics. Traditional growth characteristics include, but are not limited to, high earnings growth and high cash flow growth. The portfolio is formed such that long and short positions are approximately equal and has limited market exposure.

o A MARKET NEUTRAL MOMENTUM position involves investing in a basket of stocks that exhibit strong price momentum and simultaneously selling short a basket of stocks that exhibit weak price momentum. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

o A MARKET NEUTRAL CAPITALIZATION position involves investing in a basket of small-capitalization stocks and simultaneously selling short a basket of large-capitalization stocks. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

o A MERGER ARBITRAGE SPREADS position involves investing in a basket of stocks that are being acquired and simultaneously selling short a basket of stocks that are making the acquisitions. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

o A DURATION NEUTRAL TERM SPREADS position involves investing in long 10-year U.S. Government securities and simultaneously selling short 2-year U.S. Government securities. The portfolio is duration-adjusted such that the duration of both long and positions are approximately equal and has limited market exposure.

o A DURATION NEUTRAL DEFAULT SPREADS position involves investing in a basket of corporate bonds and simultaneously selling short U.S. Government securities of similar duration. The portfolio is formed such that the duration of both long and short positions are approximately equal and has limited market exposure.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Please see the Statement of Additional Information (the "SAI") for a more complete list of portfolio investment strategies, permitted investments and related risks.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As indicated below, the Fund is subject to a number of risks that may affect the value of the Fund's shares.

EARLY CLOSING RISK - The normal close of trading of securities listed on Nasdaq and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in the Fund's inability to buy or sell securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

FIXED INCOME RISK - The market value of fixed income investments will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. In addition, falling interest rates may cause an issuer to redeem or "call" a security before its stated maturity, which may result in an underlying fund having to reinvest the proceeds in lower yielding securities. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Fixed income investments are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

FOREIGN CURRENCY RISK - The Fund's investments in securities denominated in foreign currencies are subject to currency risk. Currency risks include the following:

o The value of the Fund's assets measured in U.S. Dollars may be affected by changes in currency exchange rates and exchange control regulations.

o The Fund may incur transaction costs in connection with conversions between various currencies.

Under normal circumstances, the Fund does not plan to hedge against the risks of variation in currency exchange rates relative to the U.S. Dollar. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.

FOREIGN SECURITIES RISK - Investing in securities of foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

FUTURES AND OPTIONS RISK - The Fund may invest a percentage of its assets in futures and options contracts. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

      FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

      OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Fund.

      The risks associated with the Fund's use of futures and options contracts include:

      o The Fund experiencing losses over certain ranges in the market that exceed losses experienced by funds that do not use futures contracts and options.

      o There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

      o Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

      o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

      o Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

MARKET RISK -The Fund may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities and equity derivatives may fluctuate drastically from day to day. Because of their link to the equity markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

NON-DIVERSIFICATION RISK - Since the Fund is non-diversified, the Fund may invest in the securities of a limited number of issuers. To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SWAP COUNTERPARTY CREDIT RISK - The Fund may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Fund will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale. Similarly, when the Fund short sells an equity security that pays a dividend, it is obligated to pay the dividend on the security it has sold. However, a dividend paid on a security sold short generally reduces the market value of the shorted security and thus, increases the Fund's unrealized gain or reduces the Fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. This type of short sales expense is sometimes referred to as the "negative cost of carry," and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

SMALL-CAPITALIZATION AND MID-CAPITALIZATION ISSUER RISK - Small and medium-capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small-capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon relatively small management groups. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

TRADING HALT RISK - The Fund typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange ("CME"), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objectives. In such an event, the Fund also may be required to use a "fair-value" method to price their outstanding contracts.

PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

INVESTING WITH RYDEX:
--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION

H-Class Shares are offered directly through Rydex shareholder services and also through authorized securities brokers and other financial intermediaries.

OPENING YOUR ACCOUNT

You will need to open a Rydex shareholder account to make share transactions - buy, sell or exchange shares of the Fund. You can request an account application by calling Rydex shareholder services at 800.820.0888 or 301.296.5406 or simply download an application from the Rydex web site - www.rydexinvestments.com. For more information on opening an account, call Rydex shareholder services at
800.820.0888 or 301.296.5406 or visit WWW.RYDEXINVESTMENTS.COM.

The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need to complete a different application than you would if you were opening a taxable account. When you call Rydex to request an account application, be sure to let the shareholder services representative know what type of account you want to open to ensure that you receive the correct application.

If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Rydex.

--------------------------------------------------------------------------------
MINIMUM AMOUNTS

The minimum initial investment amount and minimum account balance requirements for H-Class Shares are:

o $25,000 self-directed accounts (INCLUDING RETIREMENT ACCOUNTS)

o $15,000 for accounts managed by a financial professional

Accounts opened through a financial intermediary will be subject to your financial intermediary's minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.

For new IRA accounts to meet H-Class Shares' minimum investment amount requirements, you must transfer an existing IRA (or multiple IRAs) to open an IRA account with Rydex.

There are no minimum amounts for subsequent investments in the Fund. Rydex reserves the right to modify its minimum account requirements at any time, with or without prior notice to you.
--------------------------------------------------------------------------------

TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

o You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

o Attach a copy of the trust document when establishing a trust account.

o When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of corporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

o You must provide a street address (Rydex does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

o BE SURE TO SIGN THE APPLICATION.

o If you open an account directly with Rydex you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.

TRANSACTION INFORMATION
--------------------------------------------------------------------------------

This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Fund. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the NYSE is open for business (a "Business Day"). All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as "good order," by the Fund's transfer agent, Distributor, or authorized dealer. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day's trading activity to the Fund's Advisor. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check or wire transfer.

--------------------------------------------------------------------------------
     TRANSACTION ORDER METHOD                          CUT-OFF TIME
--------------------------------------------------------------------------------
By Mail                                       Market Close
--------------------------------------------------------------------------------
By Phone                                      Market Close
--------------------------------------------------------------------------------
By Internet                                   Market Close
--------------------------------------------------------------------------------
By Financial Intermediary                     Market Close*
--------------------------------------------------------------------------------

* Each financial intermediary may have its own rules about share transactions, and may have different cut-off times for processing your transaction order.

EARLY TRANSACTION CUT-OFF TIMES

On any day that the Fund calculates NAV earlier than normal, as described above, Rydex reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.

--------------------------------------------------------------------------------
CALCULATING NAV

The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV, plus any applicable sales charges.

The Fund calculates its NAV by:

o Taking the current market value of its total assets

o Subtracting any liabilities

o Dividing that amount by the total number of shares owned by shareholders

The Fund calculates NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). If the primary exchange or market where the Fund's securities or other investments trade closes early - such as on days in advance of holidays generally observed by participants in these markets - the Fund may calculate NAV as of the earlier closing time in accordance with the policies set forth in the Fund's SAI. These dates are listed in the SAI.

In calculating NAV, the Fund generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Fund thinks that they are unreliable, the Fund prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation. The Fund may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Fund calculates NAV.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.
--------------------------------------------------------------------------------

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY

If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Fund. Transaction orders received in good order by your financial intermediary will be processed at the Fund's next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have different cut-off times for processing your transaction order. For more information about your financial intermediary's rules and procedures, you should contact your financial intermediary directly.

BUYING FUND SHARES
--------------------------------------------------------------------------------

The Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares. Purchase orders, like any other share transaction, are subject to the Fund's transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order.

PURCHASE PROCEDURES

The Fund offers you the option to submit purchase orders through your financial intermediary or send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or Automated Clearing House ("ACH"). The Fund does not accept cash or cash equivalents (such as travelers' checks, money orders or bearer bonds), government checks, third-party checks or checks drawn on a line of credit (including credit card convenience checks). Cashiers checks, bank checks, official checks and treasurers' checks less than or equal to $10,000 are also not accepted. Rydex reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interest of the Fund. You may buy shares and send your purchase proceeds by any of the methods described below:

----------------------------------------------------------------------------------------------
                          INITIAL PURCHASE                       SUBSEQUENT PURCHASES
                  ----------------------------------------------------------------------------
                  Complete the account application      Complete the Rydex investment slip
                  that corresponds to the type of       included with your quarterly
                  account you are opening.              statement or send written purchase
                  o MAKE SURE TO DESIGNATE WHICH        instructions that include:
                  RYDEX FUND(S) YOU WANT TO             o YOUR NAME
BY MAIL           PURCHASE.                             o YOUR SHAREHOLDER ACCOUNT NUMBER
IRA AND OTHER     o MAKE SURE YOUR INVESTMENT           o WHICH RYDEX FUND(S) YOU WANT TO
RETIREMENT        MEETS THE ACCOUNT MINIMUM.            PURCHASE.
ACCOUNTS          ----------------------------------------------------------------------------
REQUIRE                         Make your check payable to RYDEX INVESTMENTS.
ADDITIONAL        ----------------------------------------------------------------------------
PAPERWORK.           Your check must be drawn on a U.S. bank and payable in U.S. Dollars.
                  ----------------------------------------------------------------------------
CALL RYDEX             Include the name of the Rydex Fund(s) you want to purchase on your
SHAREHOLDER                                          check.
SERVICES TO           IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO PURCHASE, YOUR
REQUEST A            INVESTMENT WILL BE CREDITED TO THE RYDEX U.S. GOVERNMENT MONEY MARKET
RETIREMENT                      FUND, WHICH IS OFFERED IN A SEPARATE PROSPECTUS.
ACCOUNT           ----------------------------------------------------------------------------
INVESTOR           Mail your application and check           Mail your written purchase
APPLICATION                      to:                         instructions and check to:
KIT.              ----------------------------------------------------------------------------
                  MAILING ADDRESS:

                  Rydex Investments
                  Attn: Ops. Dept.
                  9601 Blackwell Road, Suite 500
                  Rockville, MD 20850
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                           INITIAL PURCHASE                     SUBSEQUENT PURCHASES
                  ----------------------------------------------------------------------------
                  o  SUBMIT NEW ACCOUNT PAPERWORK,      Be sure to designate in your wire
                  AND THEN CALL RYDEX TO OBTAIN         instructions which Rydex Fund(s)
                  YOUR ACCOUNT NUMBER.                  you want to purchase.
                  o MAKE SURE TO DESIGNATE WHICH
                  RYDEX FUND(S) YOU WANT TO
                  PURCHASE.
                  o MAKE SURE YOUR INVESTMENT MEETS
                  THE ACCOUNT MINIMUM.
                  ----------------------------------------------------------------------------
BY WIRE           To obtain "same-day credit" (to get that Business Day's NAV) for your purchase order, YOU MUST CALL RYDEX SHAREHOLDER SERVICES AND PROVIDE
RYDEX             THE FOLLOWING INFORMATION PRIOR TO THE TRANSACTION CUT-OFF TIME FOR
SHAREHOLDER       THE RYDEX FUND(S) YOU ARE PURCHASING:
SERVICES PHONE    o Account Number
NUMBER:           o Fund Name
800.820.0888      o Amount of Wire
OR                o Fed Wire Reference Number (upon request)
301.296.5406      You will receive a confirmation number to verify that your purchase order has been accepted.

                     IF YOU DO NOT NOTIFY RYDEX SHAREHOLDER SERVICES OF THE INCOMING WIRE,
                       YOUR PURCHASE ORDER WILL NOT BE PROCESSED UNTIL THE BUSINESS DAY
                                      FOLLOWING THE RECEIPT OF THE WIRE.
                  ----------------------------------------------------------------------------
                  WIRE INSTRUCTIONS:
                  U.S. Bank
                  Cincinnati, OH
                  Routing Number: 0420-00013
                  For Account of: Rydex Investments
                  Account Number: 48038-9030
                  [Your Name]
                  [Your shareholder account number]

                   IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO PURCHASE, YOUR
                   INVESTMENT WILL BE CREDITED TO THE RYDEX U.S. GOVERNMENT MONEY MARKET
                             FUND, WHICH IS OFFERED IN A SEPARATE PROSPECTUS.
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
BY ACH                     INITIAL PURCHASE                    SUBSEQUENT PURCHASES
(FAX)             ----------------------------------------------------------------------------
                  o  Submit new account paperwork,      o  Send written purchase
Rydex fax         and then call Rydex to obtain your    instructions that include:
number:           account number.  Be sure to
301.296.5103      complete the "Electronic Investing    o your name
                  via ("ACH") section.  Then, fax it    o your shareholder account number
                  to Rydex (ONLY Individual, Joint      o which Rydex Fund(s) you want to
                  and UGMA/UTMA accounts may be         purchase
                  opened by fax).                       o ACH bank information (if not on
                                                        record).
                  o  Make sure to include a letter
                  of instruction requesting that we
                  process your purchase by ACH.

                  o  Make sure to designate which
                  Rydex Fund(s) you want to purchase.

                  o  Make sure your investment meets
                  the account minimum.
----------------------------------------------------------------------------------------------
BY ACH                         Follow the directions on the Rydex web site -
(INTERNET)                               www.rydexinvestments.com
----------------------------------------------------------------------------------------------

CANCELLED PURCHASE ORDERS

Rydex will ordinarily cancel your purchase order under the following circumstances:

o if your bank does not honor your check for any reason

o if the transfer agent (Rydex) does not receive your wire transfer

o if the transfer agent (Rydex) does not receive your ACH transfer

o if your bank does not honor your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND'S NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

SELLING FUND SHARES
--------------------------------------------------------------------------------

The Fund redeems its shares continuously and you may redeem all or any portion of your shares on any Business Day. Redemption orders, like any other share transaction, are subject to the Fund's transaction cut-off times and will be processed at the NAV next determined after your redemption order is received in good order by the transfer agent.

The Fund may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the U.S. Securities and Exchange Commission (the "SEC"). The Fund reserves the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

REDEMPTION PROCEDURES

You will ordinarily submit your transaction order through Rydex, your financial intermediary or other securities dealers through which you opened your shareholder account. The Fund also offers you the option to send redemption orders by:

--------------------------------------------------------------------------------
                 Rydex Investments
     MAIL        Attn: Ops. Dept.
                 9601 Blackwell Road, Suite 500
                 Rockville, MD 20850
--------------------------------------------------------------------------------
                 301.296.5101
      FAX        If you send your redemption order by fax, you must call Rydex shareholder services at 800.820.0888 or 301.296.5406 to verify that your fax was received and when it will be processed.
--------------------------------------------------------------------------------
   TELEPHONE     800.820.0888 or 301.296.5406 (not available for retirement accounts)
--------------------------------------------------------------------------------

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

o your name

o your shareholder account number

o Fund name(s)

o dollar amount or number of shares you would like to sell

o whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a signature guarantee)

o signature of account owner(s) (not required for telephone redemptions)

You may only place a redemption order if you are the registered owner of the account or the registered owner has given Rydex written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.

DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS

Distributions from your tax-qualified plan or individual retirement account
(IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.

RECEIVING YOUR REDEMPTION PROCEEDS

Your redemption proceeds normally will be sent within seven days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be wired on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PAYMENT OF REDEMPTION PROCEEDS MAY BE DELAYED UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT YOUR PURCHASE HAS CLEARED. IT MAY TAKE UP TO 15 DAYS FOR YOUR PURCHASE TO CLEAR.

All redemptions will be mailed to your address of record, sent electronically via ACH or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE AND MAY NOT BE FAXED.

--------------------------------------------------------------------------------
SIGNATURE GUARANTEES

Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Fund.
--------------------------------------------------------------------------------

REDEMPTION FEES

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result, the Fund assesses a 1.00% redemption fee on redemptions of shares that have been held for less than thirty (30) days. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that due to operational and systems limitations, intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, the Fund may not be able to defray the expenses associated with short-term trades made by that financial intermediary's customers.

The Fund reserves the right to waive the redemption fee in its discretion where the Fund believes such waiver is in the best interests of the Fund, including certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns or where the financial intermediary's processing systems are unable to properly apply the redemption fee. These categories currently include: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions, (v) retirement loans and withdrawals, and (vi) redemptions in accounts participating in certain approved asset allocation programs.

LOW BALANCE ACCOUNTS

To offset the administrative expense of servicing small accounts, the Fund may impose, without additional notice, an administrative fee of $15 per year during periods where your account balance falls below the account minimum requirements for any reason. The Fund may redeem your shares if the value of your account falls below the required minimum investment amount. However, the Fund will provide you with at least 30 days' written notice to allow you sufficient time to add to your account and avoid the redemption of your shares.

EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

An exchange is when you sell shares of the Fund and use the proceeds from that sale to purchase shares of another Rydex Fund (offered in a separate prospectus). Investors may make exchanges on any Business Day of H-Class Shares of the Fund for H-Class Shares of any other Rydex Fund (offered in a separate prospectus), on the basis of the respective NAVs of the shares involved. Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Rydex Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Fund's transfer agent prior to the cut-off time of the Fund you are exchanging out of or the Fund you are exchanging into, whichever is earlier, to be processed at that Business Day's NAV. See "Exchanges with Other Rydex

Funds" below for additional information. The exchange privilege may be modified or discontinued at any time.

EXCHANGE PROCEDURES

The Fund offers you the option to send exchange requests by:

--------------------------------------------------------------------------------
                 Rydex Investments
      MAIL       Attn: Ops. Dept.
                 9601 Blackwell Road, Suite 500
                 Rockville, MD 20850
--------------------------------------------------------------------------------
                 301.296.5103
      FAX        If you send your exchange request by fax, you must call Rydex shareholder services at 800.820.0888 to verify that your fax was received and when it will be processed.
--------------------------------------------------------------------------------
   TELEPHONE     800.820.0888 OR 301.296.5406
--------------------------------------------------------------------------------
                 Follow the directions on the Rydex web site -
    INTERNET     www.rydexinvestments.com
--------------------------------------------------------------------------------

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

o your name

o your shareholder account number

o Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging in to (buying)

o dollar amount, number of shares or percentage of Fund position involved in the exchange

o signature of account owner(s) (not required for telephone or internet exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given Rydex written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

MINIMUM EXCHANGE AMOUNTS

The minimum amount for an exchange is either $1,000 or 100% of the Fund position from which the exchange is coming, whichever is less. If you are exchanging the minimum amount, you may not split the proceeds between multiple Rydex Funds. If you place exchange transactions in shares or in percentages, the minimum exchange amount still applies. This minimum may be waived for accounts that are part of an asset allocation strategy.

EXCHANGES WITH OTHER RYDEX FUNDS

On any Business Day, investors may make exchanges of H-Class Shares of the Fund for the same share class of any Rydex Fund not offered in this Prospectus. While most Rydex Funds offer unlimited exchange privileges with no minimum holding periods, the Fund does not allow unlimited trading. If you are contemplating an exchange for shares of any Rydex Fund not offered in this Prospectus, you should obtain and review that Rydex Fund's current prospectus before making the exchange. You can obtain a prospectus for any Rydex Fund not offered in this Prospectus by calling 800.820.0888 or 301.296.5406 or visiting the Rydex web site at www.rydexinvestments.com.

RYDEX ACCOUNT POLICIES
--------------------------------------------------------------------------------

SHAREHOLDER IDENTIFICATION AND VERIFICATION

Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities. The Fund may use this information to attempt to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Rydex provides accounts for U.S. citizens and resident aliens. We will not open any new account for any non-resident aliens (natural person or entity). If you are unsure of your status please consult your tax adviser. Non-resident aliens may hold Rydex Funds through a financial intermediary, subject to that financial intermediary's requirements.

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under applicable law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT

For information on what is required to make changes and/or additions to your account, and to obtain the appropriate forms, please visit the Rydex web site at www.rydexinvestments.com or call 800.820.0888 or 301.296.5406. If you own shares that are registered in your intermediary's name, and you want to transfer the registration to another intermediary or want the shares registered in your name, then you should contact your intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET

Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Fund has instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Fund nor its transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Fund, nor its transfer agent, are responsible for internet transactions that are not received.

During periods of unusually high market activity or other times, it may be difficult to reach Rydex by telephone or access our internet site. Rydex and its affiliates will not be liable for any losses resulting from a cause over which Rydex or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (E.G. if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are not able to reach Rydex by your regular medium, consider sending written instructions.

STATEMENTS & CONFIRMATIONS

You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing or via the internet. You may choose to receive your confirmations and/or statements either by mail or electronically.

EDELIVERY SERVICES

eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Fund through the web via email notification. For more information on eDelivery, please visit the Rydex web site at www.rydexinvestments.com. The Fund reserves the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.

SERVICE AND OTHER FEES

Rydex may charge the following administrative fees for services associated with the following:

o $15 for wire transfers of redemption proceeds under $5,000

o $50 on purchase checks returned for insufficient funds

o $25 to stop payment of a redemption check within 10 Business Days of the settlement date

o $15 for standard overnight packages (fee may be higher for special delivery options)

o $25 for bounced draft checks or ACH transactions

o $15 per year for low balance accounts

o The Fund reserves the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

Rydex reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES

Certain retirement plans such as IRA, SEP, Roth IRA and 403(b) accounts, are charged an annual $15 maintenance fee. Upon liquidating your retirement account, an additional $15 account-closing fee will be taken from the proceeds of your redemption.

ACTIVE INVESTORS AND MARKET TIMING

Unlike most other Rydex Funds, the Fund is not suitable for purchase by active investors. The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Fund.

Pursuant to the Fund's policies and procedures, the Advisor will take steps reasonably designed to detect and deter frequent trading by shareholders. For purposes of applying the Fund's policies and procedures, the Advisor may consider the trading history of accounts under common ownership or control. In addition, the Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Advisor reasonably believes that the trading activity would be harmful or disruptive to the Fund. The Board of Trustees has also approved a redemption fee of 1% of the total redemption amount to be imposed uniformly on all Fund shares redeemed within thirty (30) days of buying them (either by purchase or exchange) subject to the limitations discussed previously under "Redemption Fees."

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund's access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.

RIGHTS RESERVED BY THE FUND

The Fund reserves the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Fund or in cases where the Fund is requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DISTRIBUTION AND SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

The Fund has adopted a Distribution Plan and a Shareholder Services Plan with respect to H-Class Shares that allows the Fund to pay distribution and/or services fees to Rydex Distributors, Inc. (the "Distributor") and other firms that provide distribution and/ or shareholder services ("Service Providers"). The Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. If a Service Provider provides shareholder services, the Fund will pay service fees to the Distributor at an annual rate not to exceed 0.25% of the average daily net assets of the Fund. The Distributor will, in turn, pay the Service Provider for the services it provides. Because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

COMPENSATION TO DEALERS

The Advisor, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. These payments may be made, at the discretion of the Advisor, to certain dealers who have sold shares of the Rydex Funds. The level of payments made to dealers will generally vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Rydex Funds and promote the retention of their customer's assets in the Fund. Any payments described above will not change the price paid by investors for the purchase of the applicable Rydex Fund's shares or the amount that any particular Rydex Fund will receive as proceeds from such sales. The Advisor determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer's sales, assets, share class utilized and the quality of the dealer's relationship with the Advisor. The Advisor periodically determines the advisability of continuing these payments. The Advisor may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Rydex Funds that are conducted by dealers.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

TIMING OF PAYMENTS

Income dividends, if any, are paid at least annually by the Fund. If you own Fund shares on the Fund's record date, you will be entitled to receive the dividend. The Fund may declare and pay dividends on the same date. The Fund makes distributions of capital gains, if any, at least annually. The Fund, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interests of the shareholders of the Fund.

DIVIDEND PAYMENT OPTIONS

Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Fund in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Fund receives your written notice. To cancel your election, simply send written notice to the Fund. Dividends and distributions with values of $10 or less may be automatically reinvested.

TAX INFORMATION
--------------------------------------------------------------------------------

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF THE FUND

The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as the Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

o The Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

o The income dividends and short-term capital gains distributions you receive from the Fund will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income.

o Any long-term capital gains distributions you receive from the Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

o Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

o Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

o Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

o Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by the Fund for more than one year.

o Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

o The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

o If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

o With respect to investments by the Fund, some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the nonrecovered portion will reduce the income received from the securities in the Fund. In addition, the Fund may be able to pass along a tax credit for foreign income taxes that they pay. The Fund will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election.

TAX STATUS OF SHARE TRANSACTIONS

EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Fund through a tax-qualified retirement plan.

STATE TAX CONSIDERATIONS

The Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Fund and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISOR

Rydex Investments, the Advisor, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment adviser and manager of the Fund. The Advisor has served as the investment adviser of the Rydex Funds since each Rydex Fund's inception, and also serves as sub-adviser to several other mutual funds.

The Advisor makes investment decisions for the assets of the Fund and continuously reviews, supervises, and administers the Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Fund will pay the Advisor a fee at an annualized rate based on the average daily net assets for the Fund, as set forth below:

                                                         ADVISORY
FUND                                                          FEE
-----------------------------------------------------------------
Market Neutral Fund                                         1.15%

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreements is available in the Trust's Semi-Annual Report to Shareholders for the period ended September 30, 2005.

As part of its agreement with the Trust, the Advisor will pay all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, and extraordinary expenses.

PORTFOLIO MANAGEMENT

The Fund is managed by a team of investment professionals. The following provides additional information about the portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund and their respective management roles.

Michael P. Byrum, CFA, has been associated with Rydex Investments since the Advisor was founded in 1993. Mr. Byrum was named the President of Rydex Investments in 2004 and has served as Chief Investment Officer of Rydex Investments since 2000. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Long Bond Advantage, Inverse S&P 500 and Inverse OTC Funds, and helped to create the Rydex Sector Funds, which are offered in a separate prospectus. He was named Vice President of Portfolio for Rydex Investments in 1998, and Executive Vice President in 2000. Prior to joining Rydex Investments, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio. Mr. Byrum has co-managed the Fund since its inception.

James R. King, CFA, joined Rydex Investments in 1996 and was promoted to assistant portfolio manager in 1997. In 1998, he became a portfolio manager and was promoted in 2001 to senior portfolio manager and currently serves as director of portfolio management. Mr. King has served as an interim director of equity trading and investment operations. Currently, Mr. King's team manages all of the Rydex leveraged and inverse funds, as well as the Sector Rotation Fund, which are offered in a separate prospectus. Prior to joining Rydex Investments, Mr. King worked as a registered representative at DMG Securities. He holds a degree in finance from the University of Maryland. Mr. King has co-managed the Fund since its inception.

MICHAEL J. DELLAPA, CFA, joined Rydex Investments in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000(R) Advantage, Healthcare, Biotechnology, and Consumer Products Funds, which are offered in a separate prospectus. In 2005, Mr. Dellapa became director of investment research. Since joining Rydex Investments, he has played a key role in developing research processes and systems to enhance current funds and develop new investment products. Prior to joining Rydex Investments, Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Mr. Dellapa has co-managed the Fund since its inception.

Mr. Byrum generally oversees all aspects of the day-to-day management of the Fund and reviews the activities of Messrs. King and Dellapa. Mr. King generally oversees the day-to-day management of each leveraged or inverse Rydex Fund. Mr. Dellapa heads the firm's investment research efforts and oversees the selection of equity securities for each of the Rydex Funds. Each of the portfolio managers is a member of Rydex's Investment Leadership Team, which is responsible for the final review and approval of portfolio management strategies and decisions.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund is available in the SAI.

      ADDITIONAL AND MORE DETAILED INFORMATION ABOUT THE FUND IS INCLUDED IN THE SAI DATED AUGUST 1, 2006. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("HTTP://WWW.SEC.GOV") THAT CONTAINS EACH SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.551.8090). YOU MAY REQUEST DOCUMENTS BY MAIL FROM THE SEC, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102. YOU MAY ALSO OBTAIN THIS INFORMATION UPON PAYMENT OF A DUPLICATION FEE, BY EMAILING THE SEC AT THE FOLLOWING ADDRESS: PUBLICINFO@SEC.GOV.

      YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING 800.820.0888 OR 301.296.5100, VISITING THE RYDEX INVESTMENTS WEB SITE AT WWW.RYDEXINVESTMENTS.COM, OR WRITING TO RYDEX SERIES FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850. ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE TRUST'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING ITS LAST FISCAL YEAR.

      NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX INVESTMENTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

      THE TRUST'S SEC REGISTRATION NUMBER IS 811-07584.

                       RYDEX INVESTMENTS PRIVACY POLICIES

RYDEX FUNDS, RYDEX GLOBAL ADVISORS, RYDEX DISTRIBUTORS, INC.,
RYDEX ADVISORY SERVICES AND RYDEX CAPITAL PARTNERS (COLLECTIVELY `RYDEX") (NOT A PART OF THIS PROSPECTUS)

OUR COMMITMENT TO YOU

When you become a Rydex investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone--whether it is your personal information or the fact that you are a current or former Rydex client.

THE INFORMATION WE COLLECT ABOUT YOU

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Rydex account application or when you request a transaction that involves the Rydex Funds or one of the Rydex affiliated companies. "Nonpublic personal information" is personally identifiable private information about you. For example, it includes information regarding your name and address, social security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

HOW WE HANDLE YOUR PERSONAL INFORMATION

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Rydex. For example, if you ask to transfer assets from another financial institution to Rydex, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Rydex investment products and services, we may share your information within the Rydex family of affiliated companies. This would include, for example, sharing your information within Rydex so we can make you aware of new Rydex funds or the services offered through another Rydex affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

OPT OUT PROVISIONS

WE DO NOT SELL YOUR PERSONAL INFORMATION TO ANYONE. The law allows you to "opt out" of only certain kinds of information sharing with third parties. The Firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

HOW WE PROTECT PRIVACY ONLINE

Our concern for the privacy of our shareholders also extends to those who use our web site, www.rydexinvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your

                         (NOT A PART OF THIS PROSPECTUS)
account information or initiate online transactions. The Rydex web site offers customized features that require our use of "HTTP cookies"--tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Rydex web site. We do not use them to pull data from your hard drive, to learn your email address or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the Legal Information area on our web site for more details about web site security and privacy features.

HOW WE SAFEGUARD YOUR PERSONAL INFORMATION

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

WE'LL KEEP YOU INFORMED

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at www.rydexinvestments.com. Should you have any questions regarding our Privacy Policy, contact us at
800.820.0888 or 301.296-5100.

                         (NOT A PART OF THIS PROSPECTUS)

[LOGO]RYDEXINVESTMENTS
      ESSENTIAL FOR MODERN MARKETS(TM)

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
WWW.RYDEXINVESTMENTS.COM

Please see the Rydex Funds' Privacy Policy inside the back cover.

                                                              RYDEX SERIES FUNDS
                            A-CLASS AND C-CLASS SHARES PROSPECTUS AUGUST 1, 2006

                                                             MARKET NEUTRAL FUND

                  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                 ---------------
                                                                 [LOGO] RYDEX(R)
                                                                 ---------------

                                TABLE OF CONTENTS

         RYDEX SERIES FUNDS OVERVIEW                             3
         Market Neutral Fund                                     4

         INVESTMENTS AND RISKS                                   9
         SHAREHOLDER INFORMATION                                 14
         TRANSACTION INFORMATION                                 15
         SALES CHARGES                                           16
            A-Class Shares                                       16
            C-Class Shares                                       18
         BUYING FUND SHARES                                      19
         SELLING FUND SHARES                                     21
         EXCHANGING FUND SHARES                                  23
         RYDEX ACCOUNT POLICIES                                  24
         DISTRIBUTION AND SHAREHOLDER SERVICES                   27
         DIVIDENDS AND DISTRIBUTIONS                             27
         TAX INFORMATION                                         28
         MANAGEMENT OF THE FUND                                  29

                ------------------------------------------------
                   PLEASE SEE THE RYDEX FUNDS' PRIVACY POLICY
                    INSIDE THE BACK COVER OF THIS PROSPECTUS.
                ------------------------------------------------

                               RYDEX SERIES FUNDS

                                 A-CLASS SHARES
                                 C-CLASS SHARES
            9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850
             800.820.0888 o 301.296.5100 o WWW.RYDEXINVESTMENTS.COM

Rydex Series Funds (the "Trust") is a mutual fund complex offering professionally managed investment portfolios. This Prospectus describes the Market Neutral Fund (the "Fund").

A-Class Shares and C-Class Shares of the Fund are sold through broker-dealers and other financial institutions ("financial intermediaries") whose clients take part in certain strategic asset allocation investment programs. Investors may exchange shares of the Fund through the Rydex web site - www.rydexinvestments.com - and over the phone.

RISKS OF INVESTING IN THE FUND

The value of the Fund may fluctuate. In addition, Fund shares:

o MAY DECLINE IN VALUE, AND YOU MAY LOSE MONEY

o ARE NOT FEDERALLY INSURED

o ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY

o ARE NOT BANK DEPOSITS

o ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

MARKET NEUTRAL FUND
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Fund seeks to provide capital appreciation consistent with the return and risk characteristics of the equity market neutral hedge fund universe. The secondary objective is to achieve these returns with low correlation to, and less volatility than, equity indices.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues multiple investment styles or mandates that correspond to investment strategies widely employed by hedge funds, including strategies sometimes referred to as market neutral strategies. In particular, the Fund will pursue those investment strategies that may be replicated through proprietary quantitative style analysis. These investment strategies include, but are not limited to, those described below.

      EQUITY MARKET NEUTRAL - Pursuant to an equity market neutral investment strategy, portfolio managers seek to profit from exploiting pricing relationships between different equities or related securities while typically hedging exposure to overall equity market movements. The Advisor seeks to execute this investment strategy by creating portfolios that include, but are not limited to, one or more of the following directional and/or non-directional positions: market neutral value, market neutral capitalization, market neutral growth, and market neutral momentum.

      MERGER ARBITRAGE - Pursuant to a merger arbitrage investment strategy, portfolio managers invest simultaneously in long and short positions in both companies involved in a merger or acquisition. Risk arbitrageurs typically invest in long positions in the stock of the company to be acquired and short the stock of the acquiring company. The Advisor seeks to execute this investment strategy by creating a portfolio consisting primarily of instruments that provide exposure to merger arbitrage spreads.

Each of these investment strategies may incorporate one or more directional and/or non-directional positions. In general, directional positions seek to benefit from market movement in one direction or the other. In contrast, non-directional positions seek to benefit from both upward and downward movement in one or more markets. The Fund will predominately have a long exposure to directional and non-directional positions. However, there may be times that the Fund will have a short exposure to directional and/or non-directional positions. For more information about directional and non-directional positions, see "Advisor's Investment Methodology."

The Fund may use moderate leverage subject to internally imposed investment constraints designed to limit the amount of loss resulting from such leverage. The Fund's use of non-directional positions and internal investment controls result in a portfolio of assets designed to provide appropriate equity market neutral hedge fund portfolio characteristics as well as providing risk diversification. The Fund expects to maintain approximately equal dollar amounts invested in long and short positions.

The Fund may be long or short in a broad mix of financial assets including U.S. and foreign equities of any capitalization range, currencies, commodities, futures, options and swap agreements. The Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

PRINCIPAL RISKS

The Fund is subject to a number of risks that may affect the value of its shares, including:

DERIVATIVES RISK - The Fund's use of equity derivatives such as futures, options and swap agreements to pursue it's investment objectives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges may result in the Fund's inability to buy or sell securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

FIXED INCOME RISK - The Fund's investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of a Fund to decrease. In addition, a Fund's investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN CURRENCY RISK - The Fund's exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund's exposure to foreign currency may reduce the returns of the Fund.

FOREIGN SECURITIES RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could adversely affect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

MANAGEMENT STYLE RISK - The Fund is subject to the risk that the Rydex Investments (the "Advisor") may not be able to achieve market neutrality because its strategy failed to produce the intended results or because the Advisor did not implement its strategy properly. As a result, the Fund may be exposed to market risk and subsequent fluctuations in the Fund's value due to market conditions.

MARKET RISK - Due to market conditions, the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK - Due to its investment strategy, the Fund may buy and sell securities frequently. Higher portfolio turnover may result in higher transactional costs and short-term capital gains that will be treated as ordinary income for tax purposes. As a result, portfolio turnover may have a negative effect on the Fund's performance.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact the performance of the Fund.

SMALL-CAPITALIZATION AND MID-CAPITALIZATION ISSUER RISK - Small and medium-capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small-capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

PERFORMANCE

The Market Neutral Fund has not yet commenced operations, and therefore, does not have any performance.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or and C-Class Shares of the Fund.

                                                                                      A-CLASS    C-CLASS
---------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment) 1
    MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
    (AS A PERCENTAGE OF INITIAL PURCHASE PRICE) 2                                     4.75%      None
    MAXIMUM DEFERRED SALES CHARGE (LOAD)
    (AS A PERCENTAGE OF INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER
    IS LOWER) 4                                                                       None 3     1.00%
    REDEMPTION FEES ON SHARES OWNED LESS THAN 30 DAYS (AS A PERCENTAGE OF AMOUNT
    REDEEMED, IF APPLICABLE) 5                                                        1.00%      1.00%
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
    MANAGEMENT FEES                                                                   1.15%      1.15%
    DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICE FEES                                 0.25%      1.00%
    OTHER EXPENSES 6                                                                  X.XX%      X.XX%
        SHORT DIVIDEND EXPENSE 7                                                      X.XX%      X.XX%
    TOTAL ANNUAL FUND OPERATING EXPENSES                                              X.XX%      X.XX%

1 THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NET ASSET VALUE ("NAV"), WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

4 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH RYDEX DISTRIBUTORS, INC. (THE "DISTRIBUTOR") TO FOREGO TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

5 THE FUND WILL CHARGE SHAREHOLDERS A1.00% REDEMPTION FEE WHEN THEY REDEEM SHARES HELD FOR LESS THAN THIRTY DAYS. FOR MORE INFORMATION, SEE "REDEMPTION FEES."

6 BECAUSE THE FUND IS NEW, "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR. IN ADDITION, THE ADVISOR HAS CONTRACTUALLY AGREED TO PAY ALL OPERATING EXPENSES OF THE FUND, EXCLUDING INTEREST EXPENSE AND TAXES (EXPECTED TO BE DE MINIMIS), BROKERAGE COMMISSIONS AND OTHER EXPENSES CONNECTED WITH THE EXECUTION OF PORTFOLIO TRANSACTIONS, SHORT DIVIDEND EXPENSES, AND EXTRAORDINARY EXPENSES.

7 BECAUSE THE FUND IS NEW, "SHORT DIVIDEND EXPENSE" EXPENSE IS BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

IMPORTANT INFORMATION REGARDING STATED EXPENSES - Short Dividend Expense occurs because the Fund short-sells the equity security to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the dividend rate of the equity security to the purchaser and record this as an expense. This expense is offset - in its entirety or in part - by the income derived from the short-sale and/or by earnings on the proceeds of the short sale. Short Dividend Expense is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund. If these costs had been treated as transaction costs or capital items rather than as expenses, the expense ratio for A-Class and C-Class Shares would have equaled X.XX% and X.XX%, respectively.

EXAMPLE

This Example is intended to help you compare the cost of investing in the A-Class or C-Class Shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

MARKET NEUTRAL FUND                                1 YEAR       3 YEARS
------------------------------------------------------------------------
A-CLASS SHARES                                      $XXX         $XXX
C-CLASS SHARES
   IF YOU SELL YOUR SHARES AT THE END OF THE
   PERIOD:                                          $XXX         $XXX

   IF YOU DO NOT SELL YOUR SHARES AT THE END
   OF THE PERIOD:                                   $XXX         $XXX

MORE INFORMATION ABOUT THE FUND
--------------------------------------------------------------------------------
INVESTMENTS AND RISKS

ADVISOR'S INVESTMENT METHODOLOGY

The Advisor develops and implements structured investment strategies designed to achieve the Fund's objective.

As the result of market observations and internal and external research, the Advisor believes that aggregate hedge fund performance is largely driven by exposure to well recognized structural investment strategies or "Beta." Beta is exposure to any systematic risk for which the investor expects to be rewarded over time. Beta is commonly referred to as market risk. In this context, the Advisor considers exposure to both directional positions (E.G., equity and/or fixed income securities) and non-directional positions (E.G., value and/or corporate default) as Beta. Although hedge fund exposure to these positions varies over time, their exposure to them, in the aggregate, and the investment returns provided by the exposure have historically been stable. The conclusion of the Advisor's research is that aggregate hedge fund returns are replicable through exposure to these structural investment positions and, therefore, can be delivered in a mutual fund.

The Fund employs a proprietary quantitative model that uses a style analysis of the returns of the appropriate segment of the hedge fund universe. This style analysis compares the returns of the appropriate hedge fund universe with the returns of various directional and non-directional positions. Based on the results of this analysis, historical research and market insights, the Advisor constructs a portfolio mix of directional and non-directional positions that best replicates the return, risk and correlation characteristics of the appropriate segment of the hedge fund universe. The Advisor anticipates adding and subtracting directional and non-directional positions over time based on continuing research of hedge fund returns.

DIRECTIONAL AND NON-DIRECTIONAL POSITIONS

A directional position is designed to have a high correlation with market returns. The Advisor selects securities to achieve particular directional positions using a quantitative model to identify those securities with high measures of liquidity and correlation to the appropriate market, for example, the Advisor may use S&P 500 futures to achieve a directional exposure to the equities market. Directional positions have market risk and are exposed to market movements. The Fund will predominately have a long exposure to directional positions. There may be times that the Fund will have a short exposure to directional positions. The Fund uses some, or all, of the following directional positions:

o An EQUITIES position involves investment in a portfolio that buys a basket of stocks or derivatives thereof, such as index futures.

o A FIXED INCOME position involves investment in a basket of U.S. Government securities or bond futures.

o     A COMMODITIES position involves investment in commodity indices.

o A CURRENCIES position involves investment in a basket of foreign currencies such as, but not limited to, the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona and Swiss Franc.

o A COVERED CALL OPTIONS position involves investment in written call options on underlying securities which the Fund already owns.

o A LONG OPTIONS position involves investment in long call or put options. A long call option provides upside profit potential while limiting downside exposure. A long put option provides downside profit potential while limiting upside exposure.

A non-directional position is designed to have a low correlation with market returns. Non-directional positions attempt to profit by exploiting structural mispricings in the financial markets. Non-directional investment strategies are market neutral in nature and, if executed successfully, have limited market exposure. The Fund will predominately have a long exposure to non-directional positions. There may be times that the Fund will have a short exposure to non-directional positions. The Fund uses some, or all, of the following non-directional positions:

o A MARKET NEUTRAL VALUE position involves investing in a basket of stocks that exhibit traditional value characteristics and simultaneously selling short a basket of stocks that exhibit non-value characteristics. Traditional value characteristics include, but are not limited to, high book-to-price ratios, high earnings-to-price ratios and high cash flow-to-price ratios. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

o A MARKET NEUTRAL GROWTH position involves investing in a basket of stocks that exhibit traditional growth characteristics and simultaneously selling short a basket of stocks that exhibit non-growth characteristics. Traditional growth characteristics include, but are not limited to, high earnings growth and high cash flow growth. The portfolio is formed such that long and short positions are approximately equal and has limited market exposure.

o A MARKET NEUTRAL MOMENTUM position involves investing in a basket of stocks that exhibit strong price momentum and simultaneously selling short a basket of stocks that exhibit weak price momentum. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

o A MARKET NEUTRAL CAPITALIZATION position involves investing in a basket of small-capitalization stocks and simultaneously selling short a basket of large-capitalization stocks. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

o A MERGER ARBITRAGE SPREADS position involves investing in a basket of stocks that are being acquired and simultaneously selling short a basket of stocks that are making the acquisitions. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

o A DURATION NEUTRAL TERM SPREADS position involves investing in long 10-year U.S. Government securities and simultaneously selling short 2-year U.S. Government securities. The portfolio is duration-adjusted such that the duration of both long and positions are approximately equal and has limited market exposure.

o A DURATION NEUTRAL DEFAULT SPREADS position involves investing in a basket of corporate bonds and simultaneously selling short U.S. Government securities of similar duration. The portfolio is formed such that the duration of both long and short positions are approximately equal and has limited market exposure.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Please see the Statement of Additional Information (the "SAI") for a more complete list of portfolio investment strategies, permitted investments and related risks.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As indicated below, the Fund is subject to a number of risks that may affect the value of the Fund's shares.

EARLY CLOSING RISK - The normal close of trading of securities listed on Nasdaq and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in the Fund's inability to buy or sell securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

FIXED INCOME RISK - The market value of fixed income investments will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. In addition, falling interest rates may cause an issuer to redeem or "call" a security before its stated maturity, which may result in an underlying fund having to reinvest the proceeds in lower yielding securities. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Fixed income investments are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

FOREIGN CURRENCY RISK - The Fund's investments in securities denominated in foreign currencies are subject to currency risk. Currency risks include the following:

o The value of the Fund's assets measured in U.S. Dollars may be affected by changes in currency exchange rates and exchange control regulations.

o The Fund may incur transaction costs in connection with conversions between various currencies.

Under normal circumstances, the Fund does not plan to hedge against the risks of variation in currency exchange rates relative to the U.S. Dollar. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.

FOREIGN SECURITIES RISK - Investing in securities of foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

FUTURES AND OPTIONS RISK - The Fund may invest a percentage of its assets in futures and options contracts. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

      FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

      OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Fund.

      The risks associated with the Fund's use of futures and options contracts include:

      o The Fund experiencing losses over certain ranges in the market that exceed losses experienced by funds that do not use futures contracts and options.

      o There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

      o Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

      o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

      o Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

MARKET RISK -The Fund may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities and equity derivatives may fluctuate drastically from day to day. Because of their link to the equity markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

NON-DIVERSIFICATION RISK - Since the Fund is non-diversified, the Fund may invest in the securities of a limited number of issuers. To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SWAP COUNTERPARTY CREDIT RISK - The Fund may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Fund will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale. Similarly, when the Fund short sells an equity security that pays a dividend, it is obligated to pay the dividend on the security it has sold. However, a dividend paid on a security sold short generally reduces the market value of the shorted security and thus, increases the Fund's unrealized gain or reduces the Fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. This type of short sales expense is sometimes referred to as the "negative cost of carry," and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

SMALL-CAPITALIZATION AND MID-CAPITALIZATION ISSUER RISK - Small and medium-capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small-capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon relatively small management groups. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

TRADING HALT RISK - The Fund typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange ("CME"), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objectives. In such an event, the Fund also may be required to use a "fair-value" method to price their outstanding contracts.

PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

INVESTING WITH RYDEX:
--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION

A-Class Shares and C-Class Shares are offered exclusively through authorized securities brokers and other financial intermediaries.

OPENING YOUR ACCOUNT

You will need to open a Rydex shareholder account to make share transactions - buy, sell or exchange shares of the Fund. You can request an account application by calling Rydex shareholder services at 800.820.0888 or 301.296.5406 or simply download an application from the Rydex web site - www.rydexinvestments.com. For more information on opening an account, call Rydex shareholder services at
800.820.0888 or 301.296.5406 or visit WWW.RYDEXINVESTMENTS.COM.

The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need to complete a different application than you would if you were opening a taxable account. When you call Rydex to request an account application, be sure to let the shareholder services representative know what type of account you want to open to ensure that you receive the correct application.

If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Rydex.

MINIMUM AMOUNTS

--------------------------------------------------------------------------------
The minimum initial investment amount and minimum account balance requirements for A-Class Shares or C-Class Shares are:

o $1,000 for retirement accounts

o $2,500 for all other accounts

Accounts opened through a financial intermediary will be subject to your financial intermediary's minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.

There are no minimum amounts for subsequent investments in the Fund. Rydex reserves the right to modify its minimum account requirements at any time, with or without prior notice to you. Purchases of C-Class Shares of the Fund requested in an amount of $1,000,000 or more will be automatically made in A-Class Shares of the Fund.
--------------------------------------------------------------------------------

TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

o You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

o Attach a copy of the trust document when establishing a trust account.

o When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of corporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

o You must provide a street address (Rydex does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

o BE SURE TO SIGN THE APPLICATION.

o If you open an account directly with Rydex you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.

TRANSACTION INFORMATION
--------------------------------------------------------------------------------

This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Fund. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the NYSE is open for business (a "Business Day"). All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as "good order," by the Fund's transfer agent, Distributor, or authorized dealer. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day's trading activity to the Fund's Advisor. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check or wire transfer.

--------------------------------------------------------------------------------
      TRANSACTION ORDER METHOD                           CUT-OFF TIME
--------------------------------------------------------------------------------
By Mail                                        Market Close
--------------------------------------------------------------------------------
By Phone                                       Market Close
--------------------------------------------------------------------------------
By Internet                                    Market Close
--------------------------------------------------------------------------------
By Financial Intermediary                      Market Close*
--------------------------------------------------------------------------------

* Each financial intermediary may have its own rules about share transactions, and may have different cut-off times for processing your transaction order.

EARLY TRANSACTION CUT-OFF TIMES

On any day that the Fund calculates NAV earlier than normal, as described below, Rydex reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.

--------------------------------------------------------------------------------
CALCULATING NAV

The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV, plus any applicable sales charges. Purchases of A-Class Shares are sold subject to a front-end sales charge. Each Fund calculates its NAV by:

o Taking the current market value of its total assets

o Subtracting any liabilities

o Dividing that amount by the total number of shares owned by shareholders

The Fund calculates NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). If the primary exchange or market where the Fund's securities or other investments trade closes early - such as on days in advance of holidays generally observed by participants in these markets - the Fund may calculate NAV as of the earlier closing time in accordance with the policies set forth in the Fund's SAI. These dates are listed in the SAI.

In calculating NAV, the Fund generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Fund thinks that they are unreliable, the Fund prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation. The Fund may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Fund calculates NAV.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.
--------------------------------------------------------------------------------

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY

If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Fund. Transaction orders received in good order by your financial intermediary will be processed at the Fund's next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have different cut-off times for processing your transaction order. For more information about your financial intermediary's rules and procedures, you should contact your financial intermediary directly.

SALES CHARGES
--------------------------------------------------------------------------------

A-CLASS SHARES

A-Class Shares are sold at NAV, plus the applicable front-end sales charge. The sales charge is used to pay your financial intermediary a sales commission up to a total of 4.75% of the purchase price of your investment in connection with your initial purchase. However, in some cases, described below, your purchase may not be subject to an initial sales charge, and the offering price will be the NAV. In other cases, you may be eligible for a reduced sales charge. The sales charge varies depending on the amount of your purchase. The current sales charge rates are as follows:

--------------------------------------------------------------------------------
                                          SALES CHARGE AS      SALES CHARGE AS %
                                           % OF OFFERING         OF NET AMOUNT
AMOUNT OF INVESTMENT                           PRICE               INVESTED
--------------------------------------------------------------------------------
Less than $100,000                             4.75%                 4.99%
--------------------------------------------------------------------------------
$100,000 but less than $250,000                3.75%                 3.90%
--------------------------------------------------------------------------------
$250,000 but less than $500,000                2.75%                 2.83%
--------------------------------------------------------------------------------
$500,000 but less than $1,000,000              1.60%                 1.63%
--------------------------------------------------------------------------------
$1,000,000 or greater                            *                     *
--------------------------------------------------------------------------------

* FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1% CDSC BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER. THE CDSC IS USED TO REIMBURSE THE DISTRIBUTOR FOR PAYING YOUR FINANCIAL INTERMEDIARY A SALES COMMISSION UP TO A TOTAL OF 1.00% OF THE PURCHASE PRICE OF YOUR INVESTMENT IN CONNECTION WITH YOUR INITIAL PURCHASE. FOR MORE INFORMATION ABOUT WHETHER YOUR FINANCIAL INTERMEDIARY HAS ENTERED INTO SUCH AN ARRANGEMENT, CONTACT YOUR INTERMEDIARY DIRECTLY.

HOW TO REDUCE YOUR SALES CHARGE

You may be eligible to purchase A-Class Shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, IN WRITING AND AT THE TIME OF PURCHASE, to verify that your purchase qualifies for such treatment. For additional information, including information on aggregating purchases among related accounts to receive reduced sales charges, see the SAI. Consistent with the policies described in this Prospectus, you and your "immediate family" (your spouse and your children under the age of 21) may combine your Fund holdings to reduce your sales charge. New purchases of A-Class Shares of the U.S. Government Money Market Fund (the "Rydex Money Market Fund"), which is offered in a separate prospectus, and existing holdings of A-Class Shares of the Rydex Money Market Fund that have not previously been subject to a sales charge will not be counted for purposes of reducing your sales charge on purchases of A-Class Shares of the Fund, as discussed below.

      o RIGHTS OF ACCUMULATION. To qualify for the lower sales charge rates that apply to larger purchases of A-Class Shares, you may combine your new purchases of A-Class Shares with the shares of any other A-Class Shares or C-Class Shares of Rydex Funds (offered in a separate prospectus) that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other A-Class and C-Class Shares that you own. Additionally, you may combine simultaneous purchases of A-Class Shares of the Fund with A-Class Shares of any other Rydex Fund (offered in a separate prospectus) to reduce the sales charge rate that applies to purchases of each Rydex Fund's A-Class Shares. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares. As discussed above, A-Class Shares of the Rydex Money Market Fund that have not been subject to a sales charge will not be counted for purposes of reducing your sales charge.

      o LETTERS OF INTENT. Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of A-Class Shares of Rydex Funds during a 13-month period. At your written request, A-Class Share purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Fund to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased). As discussed above, A-Class Shares of the Rydex Money Market Fund that have not been subject to a sales charge will not be counted for purposes of reducing your sales charge.

      o REPURCHASE OF A-CLASS SHARES. If you have redeemed A-Class Shares of any Rydex Fund within the past 365 days, you may repurchase an equivalent amount of A-Class Shares of any Rydex Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. You may exercise this privilege only once and must notify the applicable Rydex Fund that you intend to do so in writing. The Fund must receive your purchase order within 365 days of your redemption. Note that if you reacquire shares through separate installments (E.G., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 365 days of your redemption.

SALES CHARGE WAIVERS

The sales charge on purchases of A-Class Shares is waived for certain types of investors, including:

o Directors and officers of any fund sponsored by the Advisor or any of its subsidiaries and their immediate families (E.G., spouse, children, mother or father).

o Employees of the Advisor and their immediate families, or any full-time employee or registered representative of the Distributor or of broker-dealers having dealer agreements with the Distributor (a "Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

o Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund's shares and their immediate families.

o Participants in certain "wrap-fee" or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.

o Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor.

o Employer-sponsored retirement plans including, but not limited to, those that qualify under Sections 403(b), 401(a), 401(k) or 457 of the Internal Revenue Code, where at the time of purchase the Distributor has been notified in writing that such plan has at least $100 million in assets or 100 participating employees. Employer-sponsored retirement plans do not include IRAs, Roth IRAs, SEP or SARSEP plans, profit-sharing plans, single participant plans or plans covering self-employed individuals and their employees; such account types, however, may apply for sales charge reductions. Please see the SAI for more information.

The Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a non-Rydex Fund where those shares were subject to a front-end sales charge (sometimes called an NAV Transfer).

SALES CHARGE EXCEPTIONS

You will not pay initial sales charges on the following:

o Purchases of A-Class Shares of the Rydex Money Market Fund, which are offered in a separate prospectus.

o     A-Class Shares purchased by reinvesting dividends and distributions.

o When exchanging A-Class Shares of the Fund for A-Class Shares of another Rydex Fund (offered in a separate prospectus), unless you are exchanging A-Class Shares of the Rydex Money Market Fund that have not previously been subject to a sales charge.

C-CLASS SHARES

C-Class Shares are sold at NAV, without any up-front sales charge, so that the full amount of your purchase is invested in the Fund. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1% Contingent Deferred Sales Charge ("CDSC") based on your initial purchase price or current market value, whichever is lower. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase. If your intermediary has entered into arrangements with the Distributor to forego receipt of that initial 1.00% sales commission, the Fund will waive any otherwise applicable CDSC when you redeem your C-Class Shares. For more information about whether your broker-dealer has entered into such an arrangement, contact your intermediary directly.

WAIVER OF CDSC

The CDSC will be waived for the redemption of C-Class Shares:

      o purchased through a financial intermediary that has entered into arrangements with the Distributor to forego transaction-based compensation in connection with the initial purchase;

      o     purchased by reinvesting dividends;

      o     following the death or disability of a shareholder;

      o that, in the aggregate, do not exceed 10% of the current market value of the Shares; and

      o resulting from the Fund exercising its right to redeem accounts that maintain a balance below the current applicable minimum investment.

The policy of waiving the CDSC for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.

BUYING FUND SHARES
--------------------------------------------------------------------------------

The Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares. Purchase orders, like any other share transaction, are subject to the Fund's transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order.

PURCHASE PROCEDURES

The Fund offers you the option to submit purchase orders through your financial intermediary or send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or Automated Clearing House ("ACH"). The Fund does not accept cash or cash equivalents (such as travelers' checks, money orders or bearer bonds), government checks, third-party checks or checks drawn on a line of credit (including credit card convenience checks). Cashiers checks, bank checks, official checks and treasurers' checks less than or equal to $10,000 are also not accepted. Rydex reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interest of the Fund. You may buy shares and send your purchase proceeds by any of the methods described below:

----------------------------------------------------------------------------------------------
                          INITIAL PURCHASE                       SUBSEQUENT PURCHASES
                  ----------------------------------------------------------------------------
                  Complete the account application      Complete the Rydex investment slip
                  that corresponds to the type of       included with your quarterly
                  account you are opening.              statement or send written purchase
BY MAIL           o MAKE SURE TO DESIGNATE WHICH        instructions that include:
IRA AND OTHER     RYDEX FUND(S) YOU WANT TO             o YOUR NAME
RETIREMENT        PURCHASE.                             o YOUR SHAREHOLDER ACCOUNT NUMBER
ACCOUNTS          o MAKE SURE YOUR INVESTMENT           o WHICH RYDEX FUND(S) YOU WANT TO
REQUIRE           MEETS THE ACCOUNT MINIMUM.            PURCHASE.
ADDITIONAL        ----------------------------------------------------------------------------
PAPERWORK.                        Make your check payable to RYDEX INVESTMENTS.
                  ----------------------------------------------------------------------------
CALL RYDEX             Your check must be drawn on a U.S. bank and payable in U.S. Dollars.
SHAREHOLDER       ----------------------------------------------------------------------------
SERVICES TO            Include the name of the Rydex Fund(s) you want to purchase on your
REQUEST A                                            check.
RETIREMENT            IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO PURCHASE, YOUR
ACCOUNT               INVESTMENT WILL BE CREDITED TO THE RYDEX MONEY MARKET FUND, WHICH IS
INVESTOR                               OFFERED IN A SEPARATE PROSPECTUS.
APPLICATION       ----------------------------------------------------------------------------
KIT.               Mail your application and check              Mail your written purchase
                                 to:                            instructions and check to:
                  ----------------------------------------------------------------------------
                  MAILING ADDRESS:
                  Rydex Investments
                  Attn: Ops. Dept.
                  9601 Blackwell Road, Suite 500
                  Rockville, MD 20850
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                           INITIAL PURCHASE                      SUBSEQUENT PURCHASES
                  ----------------------------------------------------------------------------
                  o  SUBMIT NEW ACCOUNT PAPERWORK,      Be sure to designate in your wire
                  AND THEN CALL RYDEX TO OBTAIN         instructions which Rydex Fund(s)
                  YOUR ACCOUNT NUMBER.                  you want to purchase.
                  o MAKE SURE TO DESIGNATE WHICH
                  RYDEX FUND(S) YOU WANT TO
                  PURCHASE.
                  o MAKE SURE YOUR INVESTMENT MEETS
                  THE ACCOUNT MINIMUM.
                  ----------------------------------------------------------------------------
                  To obtain "same-day credit" (to get that Business Day's NAV) for your purchase order, YOU MUST CALL RYDEX SHAREHOLDER SERVICES AND PROVIDE
BY WIRE           THE FOLLOWING INFORMATION PRIOR TO THE TRANSACTION CUT-OFF TIME FOR
                  THE RYDEX FUND(S) YOU ARE PURCHASING:
RYDEX             o Account Number
SHAREHOLDER       o Fund Name
SERVICES PHONE    o Amount of Wire
NUMBER:           o Fed Wire Reference Number (upon request)
800.820.0888      You will receive a confirmation number to verify that your purchase
OR                order has been accepted.
301.296.5406
                     IF YOU DO NOT NOTIFY RYDEX SHAREHOLDER SERVICES OF THE INCOMING WIRE,
                       YOUR PURCHASE ORDER WILL NOT BE PROCESSED UNTIL THE BUSINESS DAY
                                      FOLLOWING THE RECEIPT OF THE WIRE.
                  ----------------------------------------------------------------------------
                  WIRE INSTRUCTIONS:
                  U.S. Bank
                  Cincinnati, OH
                  Routing Number: 0420-00013
                  For Account of: Rydex Investments
                  Account Number: 48038-9030
                  [Your Name]
                  [Your shareholder account number]

                     IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO PURCHASE, YOUR
                     INVESTMENT WILL BE CREDITED TO THE RYDEX MONEY MARKET FUND, WHICH IS
                                       OFFERED IN A SEPARATE PROSPECTUS.
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
BY ACH                     INITIAL PURCHASE                     SUBSEQUENT PURCHASES
(FAX)             ----------------------------------------------------------------------------
                  o Submit new account paperwork, and   o Send written purchase
RYDEX FAX         then call Rydex to obtain your        instructions that include:
NUMBER:           account number.  Be sure to
301.296.5103      complete the "Electronic Investing    o your name
                  via ("ACH") section.  Then, fax it    o your shareholder account number
                  to Rydex (ONLY Individual, Joint      o which Rydex Fund(s) you want to
                  and UGMA/UTMA accounts may be         purchase
                  opened by fax).                       o ACH bank information (if not on
                                                        record).
                  o Make sure to include a letter of
                  instruction requesting that we
                  process your purchase by ACH.

                  o Make sure to designate which
                  Rydex Fund(s) you want to purchase.
                  o Make sure your investment meets
                  the account minimum.
----------------------------------------------------------------------------------------------
BY ACH                          Follow the directions on the Rydex web site -
(INTERNET)                                 www.rydexinvestments.com
----------------------------------------------------------------------------------------------

CANCELLED PURCHASE ORDERS

Rydex will ordinarily cancel your purchase order under the following circumstances:

o if your bank does not honor your check for any reason

o if the transfer agent (Rydex) does not receive your wire transfer

o if the transfer agent (Rydex) does not receive your ACH transfer

o if your bank does not honor your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND'S NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

SELLING FUND SHARES
--------------------------------------------------------------------------------

The Fund redeems its shares continuously and you may redeem all or any portion of your shares on any Business Day. Redemption orders, like any other share transaction, are subject to the Fund's transaction cut-off times and will be processed at the NAV next determined after your redemption order is received in good order by the transfer agent.

The Fund may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the U.S. Securities and Exchange Commission (the "SEC"). The Fund reserves the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

REDEMPTION PROCEDURES

You will ordinarily submit your transaction order through Rydex, your financial intermediary or other securities dealers through which you opened your shareholder account. The Fund also offers you the option to send redemption orders by:

--------------------------------------------------------------------------------
                 Rydex Investments
     MAIL        Attn: Ops. Dept.
                 9601 Blackwell Road, Suite 500
                 Rockville, MD 20850
--------------------------------------------------------------------------------
                 301.296.5101
      FAX        If you send your redemption order by fax, you must call Rydex shareholder services at 800.820.0888 or 301.296.5406 to verify that your fax was received and when it will be processed.
--------------------------------------------------------------------------------
   TELEPHONE     800.820.0888 or 301.296.5406 (not available for retirement accounts)
--------------------------------------------------------------------------------

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

o your name

o your shareholder account number

o Fund name(s)

o dollar amount or number of shares you would like to sell

o whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a signature guarantee)

o signature of account owner(s) (not required for telephone redemptions)

You may only place a redemption order if you are the registered owner of the account or the registered owner has given Rydex written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.

DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS

Distributions from your tax-qualified plan or individual retirement account
(IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.

RECEIVING YOUR REDEMPTION PROCEEDS

Your redemption proceeds normally will be sent within seven days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be wired on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PAYMENT OF REDEMPTION PROCEEDS MAY BE DELAYED UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT YOUR PURCHASE HAS CLEARED. IT MAY TAKE UP TO 15 DAYS FOR YOUR PURCHASE TO CLEAR.

All redemptions will be mailed to your address of record, sent electronically via ACH or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE AND MAY NOT BE FAXED.

--------------------------------------------------------------------------------
SIGNATURE GUARANTEES

Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Fund.
--------------------------------------------------------------------------------

REDEMPTION FEES

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result, the Fund assesses a 1.00% redemption fee on redemptions of shares that have been held for less than thirty (30) days. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that due to operational and systems limitations, intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, the Fund may not be able to defray the expenses associated with short-term trades made by that financial intermediary's customers.

The Fund reserves the right to waive the redemption fee in its discretion where the Fund believes such waiver is in the best interests of the Fund, including certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns or where the financial intermediary's processing systems are unable to properly apply the redemption fee. These categories currently include: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions, (v) retirement loans and withdrawals, and (vi) redemptions in accounts participating in certain approved asset allocation programs.

LOW BALANCE ACCOUNTS

To offset the administrative expense of servicing small accounts, the Fund may impose, without additional notice, an administrative fee of $15 per year during periods where your account balance falls below the account minimum requirements for any reason. The Fund may redeem your shares if the value of your account falls below the required minimum investment amount. However, the Fund will provide you with at least 30 days' written notice to allow you sufficient time to add to your account and avoid the redemption of your shares.

EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

An exchange is when you sell shares of the Fund and use the proceeds from that sale to purchase shares of another Rydex Fund (offered in a separate prospectus). Investors may make exchanges on any Business Day of A-Class Shares or C-Class Shares of the Fund for A-Class Shares or C-Class Shares of any other Rydex Fund (offered in a separate prospectus), on the basis of the respective NAVs of the shares involved. Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Rydex Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Fund's transfer agent prior to the cut-off time of the Fund you are exchanging out of or the Fund you are exchanging into, whichever is earlier, to be processed at that Business Day's NAV. See "Exchanges with Other Rydex Funds" below for additional information. The exchange privilege may be modified or discontinued at any time.

EXCHANGE PROCEDURES

The Fund offers you the option to send exchange requests by:

--------------------------------------------------------------------------------
                 Rydex Investments
      MAIL       Attn: Ops. Dept.
                 9601 Blackwell Road, Suite 500
                 Rockville, MD 20850
--------------------------------------------------------------------------------
                 301.296.5103
      FAX        If you send your exchange request by fax, you must call Rydex shareholder services at 800.820.0888 to verify that your fax was received and when it will be processed.
--------------------------------------------------------------------------------
   TELEPHONE     800.820.0888 OR 301.296.5406
--------------------------------------------------------------------------------
    INTERNET     Follow the directions on the Rydex web site -
                 www.rydexinvestments.com
--------------------------------------------------------------------------------

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

o your name

o your shareholder account number

o Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging in to (buying)

o dollar amount, number of shares or percentage of Fund position involved in the exchange

o signature of account owner(s) (not required for telephone or internet exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given Rydex written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

MINIMUM EXCHANGE AMOUNTS

The minimum amount for an exchange is either $1,000 or 100% of the Fund position from which the exchange is coming, whichever is less. If you are exchanging the minimum amount, you may not split the proceeds between multiple Rydex Funds. If you place exchange transactions in shares or in percentages, the minimum exchange amount still applies. This minimum may be waived for accounts that are part of an asset allocation strategy.

EXCHANGES WITH OTHER RYDEX FUNDS

On any Business Day, investors may make exchanges of A-Class Shares or C-Class Shares of the Fund for the same share class of any Rydex Fund not offered in this Prospectus. While most Rydex Funds offer unlimited exchange privileges with no minimum holding periods, the Fund does not allow unlimited trading. If you are contemplating an exchange for shares of any Rydex Fund not offered in this Prospectus, you should obtain and review that Rydex Fund's current prospectus before making the exchange. You can obtain a prospectus for any Rydex Fund not offered in this Prospectus by calling 800.820.0888 or 301.296.5406 or visiting the Rydex web site at WWW.RYDEXINVESTMENTS.COM.

RYDEX ACCOUNT POLICIES
--------------------------------------------------------------------------------

SHAREHOLDER IDENTIFICATION AND VERIFICATION

Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer

Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities. The Fund may use this information to attempt to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Rydex provides accounts for U.S. citizens and resident aliens. We will not open any new account for any non-resident aliens (natural person or entity). If you are unsure of your status please consult your tax adviser. Non-resident aliens may hold Rydex Funds through a financial intermediary, subject to that financial intermediary's requirements.

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under applicable law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT

For information on what is required to make changes and/or additions to your account, and to obtain the appropriate forms, please visit the Rydex web site at www.rydexinvestments.com or call 800.820.0888 or 301.296.5406. If you own shares that are registered in your intermediary's name, and you want to transfer the registration to another intermediary or want the shares registered in your name, then you should contact your intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET

Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Fund has instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Fund nor its transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Fund, nor its transfer agent, are responsible for internet transactions that are not received.

During periods of unusually high market activity or other times, it may be difficult to reach Rydex by telephone or access our internet site. Rydex and its affiliates will not be liable for any losses resulting from a cause over which Rydex or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (E.G. if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are not able to reach Rydex by your regular medium, consider sending written instructions.

STATEMENTS & CONFIRMATIONS

You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing or via the internet. You may choose to receive your confirmations and/or statements either by mail or electronically.

EDELIVERY SERVICES

eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Fund through the web via email notification. For more information on eDelivery, please visit the Rydex web site at www.rydexinvestments.com. The Fund reserves the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.

SERVICE AND OTHER FEES

Rydex may charge the following administrative fees for services associated with the following:

o $15 for wire transfers of redemption proceeds under $5,000

o $50 on purchase checks returned for insufficient funds

o $25 to stop payment of a redemption check within 10 Business Days of the settlement date

o $15 for standard overnight packages (fee may be higher for special delivery options)

o $25 for bounced draft checks or ACH transactions

o $15 per year for low balance accounts

o The Fund reserves the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

Rydex reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES

Certain retirement plans such as IRA, SEP, Roth IRA and 403(b) accounts, are charged an annual $15 maintenance fee. Upon liquidating your retirement account, an additional $15 account-closing fee will be taken from the proceeds of your redemption.

ACTIVE INVESTORS AND MARKET TIMING

Unlike most other Rydex Funds, the Fund is not suitable for purchase by active investors. The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Fund.

Pursuant to the Fund's policies and procedures, the Advisor will take steps reasonably designed to detect and deter frequent trading by shareholders. For purposes of applying the Fund's policies and procedures, the Advisor may consider the trading history of accounts under common ownership or control. In addition, the Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Advisor reasonably believes that the trading activity would be harmful or disruptive to the Fund. The Board of Trustees has also approved a redemption fee of 1% of the total redemption amount to be imposed uniformly on all Fund shares redeemed within thirty (30) days of buying them (either by purchase or exchange) subject to the limitations discussed belowpreviously under "Redemption Fees."

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund's access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.

RIGHTS RESERVED BY THE FUND

The Fund reserves the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Fund or in cases where the Fund is requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DISTRIBUTION AND SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

A-CLASS SHARES

The Fund has adopted a Distribution Plan (the "Plan") applicable to A-Class Shares that allows the Fund to pay distribution fees to the Distributor and other firms that provide distribution services ("Service Providers"). The Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Distributor generally will, in turn, pay the Service Provider out of its fees. Because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

C-CLASS SHARES

The Fund has adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "C-Class Plan") applicable to C-Class Shares that allows the Fund to pay annual distribution and service fees of 1.00% of the Fund's average daily net assets. The annual 0.75% distribution fee reimburses the Distributor for paying your intermediary an on-going sales commission. The annual 0.25% service fee compensates your intermediary for providing on-going services to you. The Distributor advances the first year's distribution and service fees, and retains the distribution and service fees on accounts with no authorized intermediary of record. Because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

COMPENSATION TO DEALERS

The Advisor, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. These payments may be made, at the discretion of the Advisor, to certain dealers who have sold shares of the Rydex Funds. The level of payments made to dealers will generally vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Rydex Funds and promote the retention of their customer's assets in the Fund. Any payments described above will not change the price paid by investors for the purchase of the applicable Rydex Fund's shares or the amount that any particular Rydex Fund will receive as proceeds from such sales. The Advisor determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer's sales, assets, share class utilized and the quality of the dealer's relationship with the Advisor. The Advisor periodically determines the advisability of continuing these payments. The Advisor may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Rydex Funds that are conducted by dealers.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

TIMING OF PAYMENTS

Income dividends, if any, are paid at least annually by the Fund. If you own Fund shares on the Fund's record date, you will be entitled to receive the dividend. The Fund may declare and pay dividends on the same date. The Fund makes distributions of capital gains, if any, at least annually. The Fund, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interests of the shareholders of the Fund.

DIVIDEND PAYMENT OPTIONS

Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Fund in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Fund receives your written notice. To cancel your election, simply send written notice to the Fund. Dividends and distributions with values of $10 or less may be automatically reinvested.

TAX INFORMATION
--------------------------------------------------------------------------------

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF THE FUND

The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as the Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

o The Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

o The income dividends and short-term capital gains distributions you receive from the Fund will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income.

o Any long-term capital gains distributions you receive from the Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

o Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

o Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

o Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

o Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by the Fund for more than one year.

o Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

o The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

o If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

o With respect to investments by the Fund, some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the nonrecovered portion will reduce the income received from the securities in the Fund. In addition, the Fund may be able to pass along a tax credit for foreign income taxes that they pay. The Fund will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election.

TAX STATUS OF SHARE TRANSACTIONS

EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Fund through a tax-qualified retirement plan.

STATE TAX CONSIDERATIONS

The Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Fund and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISOR

Rydex Investments, the Advisor, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment adviser and manager of the Fund. The Advisor has served as the investment adviser of the Rydex Funds since each Rydex Fund's inception, and also serves as sub-adviser to several other mutual funds.

The Advisor makes investment decisions for the assets of the Fund and continuously reviews, supervises, and administers the Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Fund will pay the Advisor a fee at an annualized rate based on the average daily net assets for the Fund, as set forth below:

FUND                                                                ADVISORY FEE
--------------------------------------------------------------------------------
Market Neutral Fund                                                        1.15%

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreements is available in the Trust's Semi-Annual Report to Shareholders for the period ended September 30, 2005.

As part of its agreement with the Trust, the Advisor will pay all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, and extraordinary expenses.

PORTFOLIO MANAGEMENT

The Fund is managed by a team of investment professionals. The following provides additional information about the portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund and their respective management roles.

Michael P. Byrum, CFA, has been associated with Rydex Investments since the Advisor was founded in 1993. Mr. Byrum was named the President of Rydex Investments in 2004 and has served as Chief Investment Officer of Rydex Investments since 2000. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Long Bond Advantage, Inverse S&P 500 and Inverse OTC Funds, and helped to create the Rydex Sector Funds, which are offered in a separate prospectus. He was named Vice President of Portfolio for Rydex Investments in 1998, and Executive Vice President in 2000. Prior to joining Rydex Investments, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio. Mr. Byrum has co-managed the Fund since its inception.

James R. King, CFA, joined Rydex Investments in 1996 and was promoted to assistant portfolio manager in 1997. In 1998, he became a portfolio manager and was promoted in 2001 to senior portfolio manager and currently serves as director of portfolio management. Mr. King has served as an interim director of equity trading and investment operations. Currently, Mr. King's team manages all of the Rydex leveraged and inverse funds, as well as the Sector Rotation Fund, which are offered in a separate prospectus. Prior to joining Rydex Investments, Mr. King worked as a registered representative at DMG Securities. He holds a degree in finance from the University of Maryland. Mr. King has co-managed the Fund since its inception.

MICHAEL J. DELLAPA, CFA, joined Rydex Investments in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000(R) Advantage, Healthcare, Biotechnology, and Consumer Products Funds, which are offered in a separate prospectus. In 2005, Mr. Dellapa became director of investment research. Since joining Rydex Investments, he has played a key role in developing research processes and systems to enhance current funds and develop new investment products. Prior to joining Rydex Investments, Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Mr. Dellapa has co-managed the Fund since its inception.

Mr. Byrum generally oversees all aspects of the day-to-day management of the Fund and reviews the activities of Messrs. King and Dellapa. Mr. King generally oversees the day-to-day management of each leveraged or inverse Rydex Fund. Mr. Dellapa heads the firm's investment research efforts and oversees the selection of equity securities for each of the Rydex Funds. Each of the portfolio managers is a member of Rydex's Investment Leadership Team, which is responsible for the final review and approval of portfolio management strategies and decisions.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund is available in the SAI.

      ADDITIONAL INFORMATION ABOUT THE FUND IS INCLUDED IN THE SAI DATED AUGUST 1, 2006, WHICH CONTAINS MORE DETAILED INFORMATION ABOUT THE FUND. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("HTTP://WWW.SEC.GOV") THAT CONTAINS EACH SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.551.8090). YOU MAY REQUEST DOCUMENTS BY MAIL FROM THE SEC, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102. YOU MAY ALSO OBTAIN THIS INFORMATION UPON PAYMENT OF A DUPLICATION FEE, BY EMAILING THE SEC AT THE FOLLOWING ADDRESS: PUBLICINFO@SEC.GOV.

      YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING 800.820.0888 OR 301.296.5100, VISITING THE RYDEX INVESTMENTS WEB SITE AT WWW.RYDEXINVESTMENTS.COM, OR WRITING TO RYDEX SERIES FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850. ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE TRUST'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING ITS LAST FISCAL YEAR.

      NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX INVESTMENTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

      THE TRUST'S SEC REGISTRATION NUMBER IS 811-07584.

                       RYDEX INVESTMENTS PRIVACY POLICIES

RYDEX FUNDS, RYDEX GLOBAL ADVISORS, RYDEX DISTRIBUTORS, INC.,
RYDEX ADVISORY SERVICES AND RYDEX CAPITAL PARTNERS (COLLECTIVELY `RYDEX") (NOT A PART OF THIS PROSPECTUS)

OUR COMMITMENT TO YOU

When you become a Rydex investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone--whether it is your personal information or the fact that you are a current or former Rydex client.

THE INFORMATION WE COLLECT ABOUT YOU

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Rydex account application or when you request a transaction that involves the Rydex Funds or one of the Rydex affiliated companies. "Nonpublic personal information" is personally identifiable private information about you. For example, it includes information regarding your name and address, social security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

HOW WE HANDLE YOUR PERSONAL INFORMATION

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Rydex. For example, if you ask to transfer assets from another financial institution to Rydex, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Rydex investment products and services, we may share your information within the Rydex family of affiliated companies. This would include, for example, sharing your information within Rydex so we can make you aware of new Rydex funds or the services offered through another Rydex affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the

                         (NOT A PART OF THIS PROSPECTUS)
information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

OPT OUT PROVISIONS

WE DO NOT SELL YOUR PERSONAL INFORMATION TO ANYONE. The law allows you to "opt out" of only certain kinds of information sharing with third parties. The Firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

HOW WE PROTECT PRIVACY ONLINE

Our concern for the privacy of our shareholders also extends to those who use our web site, www.rydexinvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Rydex web site offers customized features that require our use of "HTTP cookies"--tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Rydex web site. We do not use them to pull data from your hard drive, to learn your email address or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the Legal Information area on our web site for more details about web site security and privacy features.

HOW WE SAFEGUARD YOUR PERSONAL INFORMATION

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

WE'LL KEEP YOU INFORMED

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at www.rydexinvestments.com. Should you have any questions regarding our Privacy Policy, contact us at
800.820.0888 or 301.296-5100.

                         (NOT A PART OF THIS PROSPECTUS)

[LOGO]RYDEXINVESTMENTS
      ESSENTIAL FOR MODERN MARKETS(TM)

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
WWW.RYDEXINVESTMENTS.COM

Please see the Rydex Funds' Privacy Policy inside the back cover.

                                                       ALTERNATIVE STRATEGY FUND
                                                     S&P Diversified Trends Fund



                                                              RYDEX SERIES FUNDS
                                        H-CLASS SHARES PROSPECTUS AUGUST 1, 2006


                  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   [LOGO] RYDEX INVESTMENTS
                                                ESSENTIAL FOR MODERN MARKETS(TM)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

        RYDEX ALTERNATIVE STRATEGY FUND OVERVIEW                     3
            S&P DIVERSIFIED TRENDS FUND                              4
        INVESTMENTS AND RISKS                                        7
        SHAREHOLDER INFORMATION                                      11
        TRANSACTION INFORMATION                                      12
        BUYING FUND SHARES                                           13
        SELLING FUND SHARES                                          15
        EXCHANGING FUND SHARES                                       16
        RYDEX ACCOUNT POLICIES                                       17
        DISTRIBUTION AND SHAREHOLDER SERVICES                        19
        DIVIDENDS AND DISTRIBUTIONS                                  20
        TAX INFORMATION                                              20
        MANAGEMENT OF THE FUND                                       22
        BENCHMARK INFORMATION                                        24


              -----------------------------------------------------
                PLEASE SEE THE RYDEX FUNDS' PRIVACY POLICY INSIDE
                       THE BACK COVER OF THIS PROSPECTUS.
              -----------------------------------------------------

                                                                    PROSPECTUS 3


                               RYDEX SERIES FUNDS

                                 H-CLASS SHARES
            9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850
             800.820.0888 o 301.296.5100 o WWW.RYDEXINVESTMENTS.COM

Rydex Series Funds (the "Trust") is a mutual fund complex offering professionally managed investment portfolios. This Prospectus describes the S&P Diversified Trends Fund (the "Fund").

H-Class Shares of the Fund are sold principally to clients of professional money managers ("financial intermediaries") and to investors who take part in certain strategic asset allocation investment programs. Investors may exchange shares of the Fund through the Rydex web site - WWW.RYDEXINVESTMENTS.COM - and over the phone.

RISKS OF INVESTING IN THE FUND

The value of the Fund may fluctuate. In addition, Fund shares:

o MAY DECLINE IN VALUE, AND YOU MAY LOSE MONEY

o ARE NOT FEDERALLY INSURED

o ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY

o ARE NOT BANK DEPOSITS

o ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

S&P DIVERSIFIED TRENDS FUND
--------------------------------------------------------------------------------

FUND OBJECTIVE

The S&P Diversified Trends Fund seeks to provide investment results that match the performance of a benchmark for measuring trends in the commodity and financial futures markets. The Fund's current benchmark is the Standard & Poor's Diversified Trends Indicator(R) (the "underlying benchmark"). The Fund's investment objective and benchmark are non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying benchmark. However, when the value of the underlying benchmark declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in value of the underlying benchmark.

PRINCIPAL INVESTMENT STRATEGY

The Fund will invest substantially all (at least 80%) of its net assets in the components of the underlying benchmark and/or derivatives and other instruments whose performance is expected to correspond to that of the underlying benchmark. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The components of the underlying benchmark consist of 24 futures contracts, allocated 50% to financial futures, E.G., interest rates and currencies, and 50% to physical commodities, for example, energy and metals. The 24 futures contracts are grouped into 14 sectors, which are then positioned either long or short based on their prices relative to their moving averages. The Fund intends to enter into short sales, futures, options, structured notes, swaps and other similar transactions to track the Fund's underlying benchmark. On certain occasions, the Fund may employ leveraging techniques to match the corresponding benchmark.

To collateralize Fund transactions on a day-to-day basis, the Fund will hold U.S. Government securities, short-term, high quality fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less.


PRINCIPAL RISKS

The S&P Diversified Trends Fund is subject to a number of risks that may affect the value of its shares, including:

COMMODITY RISK - The Fund's exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

COUNTERPARTY CREDIT RISK - Commodity-linked derivative instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

CURRENCY RISK - The Fund's exposure to foreign currencies subject the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund's exposure to foreign currency may reduce the returns of the Fund.

DERIVATIVES RISK - The Fund's use of derivatives such as futures, options, and swap agreements to pursue its investment objective may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives.

                                                                    PROSPECTUS 5


EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of the commodities exchanges will result in the Fund's inability to sell or buy commodities or commodity-linked derivatives on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of commodities trades late in a trading day, the Fund might incur substantial trading losses.

INTEREST RATE RISK - As nominal interest rates rise, the value of fixed income securities held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate.

MARKET RISK - The Fund's value may fluctuate significantly from day to day. Generally, the performance of the various sectors of the commodity markets is cyclical in nature. While the long/short aspect of the underlying benchmark is designed to provide positive performance in both up and down markets, periods in which the market is non-directional or flat may cause the underlying benchmark to underperform the market as a whole. This volatility may cause the value of your investment in the Fund to decrease.

SPECIAL RISKS OF HYBRID DERIVATIVE INVESTMENTS - The Fund may invest in hybrid derivative investments, such as structured notes. The commodity-linked structured notes and futures contracts in which the Fund invests are subject to substantial risks, including risk of loss of a significant portion or all of their principal value. Because the performance of these notes is linked to the performance of the underlying commodity prices, these investments are subject to "market risks" that relate to the movements of prices in the commodity markets. They also may be subject to additional special risks that do not affect traditional equity and debt securities, such as risk of loss of interest and a lack of a secondary market.

STRUCTURED NOTE RISK - The Fund intends to invest in commodity-linked structured notes to a significant extent. A highly liquid secondary market may not exist for the commodity-linked structured notes the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. The lack of a highly liquid secondary market may make it difficult for the Fund to sell the commodity-linked structured notes it holds at an acceptable price or accurately value them.

TRACKING ERROR RISK - The Fund's investment advisor, Rydex Investments (the "Advisor"), may not be able to cause the Fund's performance to match that of the Fund's underlying benchmark, either on a daily or aggregate basis. Tracking error may cause the Fund's performance to be less than you expect.


PERFORMANCE

The Fund has not yet commenced operations, and therefore, does not have any performance.


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Fund.

      SHAREHOLDER FEES*                                                                    None
      ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
      MANAGEMENT FEES....................................................................  0.90%
      DISTRIBUTION (12b-1) FEES..........................................................  0.25%
      OTHER EXPENSES**...................................................................  0.50%
      TOTAL ANNUAL FUND OPERATING EXPENSES...............................................  1.65%

* THE FUND WILL IMPOSE A WIRE TRANSFER CHARGE OF $15 ON REDEMPTIONS UNDER $5,000 FOR ACCOUNTS THAT ARE NOT MANAGED BY A FINANCIAL INTERMEDIARY.

** BECAUSE THE FUND IS NEW, "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

EXAMPLE

This Example is intended to help you compare the cost of investing in H-Class Shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      S&P DIVERSIFIED TRENDS FUND            1 YEAR       3 YEARS
      -------------------------------------------------------------
      H-Class                                 $173          $537

                                                                    PROSPECTUS 7


MORE INFORMATION ABOUT THE FUND
--------------------------------------------------------------------------------
INVESTMENTS AND RISKS

A BRIEF GUIDE TO THE BENCHMARK

THE S&P DIVERSIFIED TRENDS INDICATOR(R) ("S&P DTI"). The indicator follows a quantitative methodology of a diversified portfolio of 24 futures contracts ("components") formed into sectors that are designed to reflect and track (price) trends while maintaining low volatility. Exposure is divided equally (50%/50%) between tangible commodities and financials in order to increase the internal non-correlation among the components and to add liquidity to the investment. Commodity sector weights are based on generally known world production levels. Weightings of the financial sectors are based on, but not directly proportional, to gross domestic product (GDP). Components of each sector are chosen based on fundamental characteristics and liquidity. The methodology of the S&P DTI is designed with a focus on capturing both up and down price trends. Systematic rules are employed to establish a "long" or "short" component position. Sectors are rebalanced monthly; components are rebalanced annually.

ADVISOR'S INVESTMENT METHODOLOGY

The Advisor develops and implements structured investment strategies designed to achieve the Fund's objective.

The Advisor uses quantitative methods to construct a portfolio that correlates highly with the Fund's underlying benchmark. Statistical techniques are then used to determine the optimal mix of assets for the Fund. The Advisor places particular emphasis on controlling risk relative to the Fund's underlying benchmark in order to maintain consistency and predictability.

MASTER-FEEDER INVESTMENT STRUCTURE

The Fund reserves the right to pursue its investment objective through a "master-feeder arrangement." Under a master-feeder arrangement, a fund's investment portfolio is composed solely of shares of a "master fund," which is a separate mutual fund that has an identical investment objective. For example, the Fund would act as a "feeder fund," holding shares of its master fund as its only investment. As a result, the Fund would have an indirect interest in all of the securities owned by its corresponding master fund. Because of this indirect interest, the Fund's investment returns should be the same as those of its corresponding master fund, adjusted for Fund expenses.

If the Fund pursues its investment objective through a master-feeder arrangement, the Advisor would manage the investment portfolios of both the Fund and its corresponding master fund. Under the master-feeder arrangement, investment advisory fees and custody fees are charged at the master-fund level, and other administrative costs are charged at the feeder fund level. This arrangement avoids a "layering" of fees, E.G., the Fund's Total Annual Operating Expenses would be no higher as a result of investing in a master-feeder arrangement than they would be if the Fund pursued its investment objective directly. The Fund is permitted to change its investment strategy in order to pursue its investment objective through a master-feeder arrangement without shareholder approval, if the Fund's Board of Trustees determines that doing so would be in the best interests of shareholders. In addition, the Fund may discontinue investing through the master-feeder arrangement and pursue its investment objective directly if the Fund's Board of Trustees determines that doing so would be in the best interests of shareholders.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Please see the Statement of Additional Information (the "SAI") for a more complete list of portfolio investment strategies, permitted investments and related risks.


PRINCIPAL RISKS OF INVESTING IN THE FUND

As indicated below, the Fund is subject to a number of risks that may affect the value of its shares.

FUTURES AND OPTIONS RISK - The Fund may invest a percentage of its assets in futures and options contracts. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. It may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The

Fund will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

      FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

      OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Fund.

      The risks associated with the Fund's use of futures and options contracts include:

      o The Fund experiencing losses over certain ranges in the market that exceed losses experienced by a fund that does not use futures contracts and options.

      o There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

      o Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

      o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

      o Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

LIQUIDITY RISK - Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment

                                                                    PROSPECTUS 9


performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. Similarly, when the Fund sells short an equity security that pays a dividend, it is obligated to pay the dividend on the security it has sold. However, a dividend paid on a security sold short generally reduces the market value of the shorted security and thus, increases the Fund's unrealized gain or reduces the Fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. This type of short sales expense is sometimes referred to as the "negative cost of carry," and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

SPECIAL RISKS OF HYBRID DERIVATIVE INVESTMENTS - The Fund may invest in hybrid derivative investments, such as structured notes. In general terms, a hybrid instrument is a derivative investment, which is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate, index or commodity. The commodity-linked structured notes and futures contracts in which the Fund invests are hybrid derivative instruments that have substantial risks, including risk of loss of a significant portion of their principal value. Because the performance of these notes is linked to the performance of the underlying commodity prices, these investments are subject to "market risks" that relate to the movements of prices in the commodity markets. They may be subject to additional special risks that do not affect traditional equity and debt securities:

      o RISK OF LOSS OF INTEREST. If payment of interest on a structured note or other hybrid instrument is linked to the value of a particular commodity, futures contract, index or other economic variable, the Fund might not receive all or any of the interest due on its investment if there is a loss of value of the underlying investment.

      o RISK OF LOSS OF PRINCIPAL. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, futures contract, index or other economic variable, the Fund might not receive all or any of the principal at maturity of the investment. At any time, the risk of loss associated with a particular instrument in the Fund's portfolio may be significantly higher than 50% of the value of the investment.

      o LACK OF SECONDARY MARKET. A liquid secondary market may not exist for the specially created hybrid instruments the Fund buys, which may make it difficult for the Fund to sell them at an acceptable price or to accurately value them.

      o RISK OF GREATER VOLATILITY. The value of the commodity-linked derivative investments the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile. Additionally, economic leverage will increase the volatility of these hybrid instruments as they may increase or decrease in value more quickly than the underlying commodity, index, futures contract, or other economic variable.

STRUCTURED NOTE RISK - The Fund intends to invest in commodity-linked structured notes. Commodity-linked structured notes provide exposure to the investment returns of "real assets" (I.E., assets that have tangible properties) that trade in the commodities markets without investing directly in physical commodities. The performance of these notes is determined by the price movement of the commodities underlying the note. A highly liquid secondary market may not exist for the commodity-linked structured notes, and there can be no assurance that one will develop. However, on April 10, 2006, Rydex received a private letter ruling from the IRS that concluded that commodity-linked structured notes will produce qualifying income for a regulated investment company under the Internal Revenue Code of 1986, as amended. Consequently, the Advisor believes that other mutual funds may increase their investment in commodity-linked structured notes leading to the creation and maintenance of a more liquid secondary market.

SWAP COUNTERPARTY CREDIT RISK - The Fund may enter into swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Fund will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of swap agreements involves risks that are different from those associated with ordinary portfolio securities transactions. In addition to general market risks, swap agreements are also subject to illiquidity risk, counterparty risk and credit risk. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or, in the case of a credit default swap in which the Fund is selling credit protection, the default of a third party issuer.

TRADING HALT RISK - The Fund typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange ("CME"), have established limits on how much an option or futures contract may decline over various time periods within a day. In addition, the major securities exchanges, such as the NYSE, have established limits on how much the securities market, based on the Dow Jones Industrial Average, may decline over various time periods. If a security, option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell the options or futures contracts or securities that are the subject of the trading halt. Such a trading halt near the time the Fund prices its share may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objectives. In such an event, the Fund also may be required to use a "fair-value" method to price its outstanding contracts or securities.


PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

                                                                   PROSPECTUS 11


INVESTING WITH RYDEX:
--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION

H-Class Shares are offered directly through Rydex Fund Services, Inc. and also through authorized securities brokers and other financial intermediaries.

OPENING YOUR ACCOUNT

You will need to open a Rydex shareholder account to make share transactions - buy, sell or exchange shares of the Fund. You can request an account application by calling Rydex shareholder services at 800.820.0888 or 301.296.5406 or simply download an application from the Rydex web site - www.rydexinvestments.com. For more information on opening an account, call Rydex shareholder services at
800.820.0888 or 301.296.5406 or visit WWW.RYDEXINVESTMENTS.COM.

The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need to complete a different application than you would if you were opening a taxable account. When you call Rydex to request an account application, be sure to let the shareholder services representative know what type of account you want to open to ensure that you receive the correct application.

If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Rydex.


--------------------------------------------------------------------------------
MINIMUM AMOUNTS

The minimum initial investment amount and minimum account balance requirements for H-Class Shares are:

o $25,000 non-managed accounts (INCLUDING RETIREMENT ACCOUNTS)

o $15,000 for accounts managed by a financial intermediary

Accounts opened through a financial intermediary will be subject to your financial intermediary's minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.

For new IRA accounts to meet H-Class Shares' minimum investment amount requirements, you must transfer an existing IRA (or multiple IRAs) to open an IRA account with Rydex.

There are no minimum amounts for subsequent investments in the Fund. Rydex reserves the right to modify its minimum account requirements at any time, with or without prior notice to you.
--------------------------------------------------------------------------------


TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

o You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

o Attach a copy of the trust document when establishing a trust account.

o When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of corporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

o You must provide a street address (Rydex does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

o BE SURE TO SIGN THE APPLICATION.


o If you open an account directly with Rydex, you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.


TRANSACTION INFORMATION
--------------------------------------------------------------------------------

This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Fund. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the NYSE is open for business (a "Business Day").

TRANSACTION CUT-OFF TIMES All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as "good order," by the Fund's transfer agent, distributor, or authorized dealer subject to any applicable front-end sales charge. The following transaction cut-off times have been established in order to allow the transfer agent appropriate time to report the current day's trading activity to the Fund's Advisor. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check or wire transfer.


--------------------------------------------------------------------------------
METHOD                                             CUT-OFF TIME (ET)
--------------------------------------------------------------------------------
By Mail                                              Market Close
--------------------------------------------------------------------------------
By Phone                                       3:45 P.M., Eastern Time
--------------------------------------------------------------------------------
By Internet                                    3:50 P.M., Eastern Time
--------------------------------------------------------------------------------
By Financial Intermediary                           Market Close*
--------------------------------------------------------------------------------

* EACH FINANCIAL INTERMEDIARY MAY HAVE ITS OWN RULES ABOUT SHARE TRANSACTIONS, AND MAY HAVE DIFFERENT CUT-OFF TIMES FOR PROCESSING YOUR TRANSACTION ORDER.

                                                                   PROSPECTUS 13


--------------------------------------------------------------------------------
CALCULATING NAV

The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV, plus any applicable sales charges. The Fund calculates its NAV by:

o Taking the current market value of its total assets

o Subtracting any liabilities

o Dividing that amount by the total number of shares owned by shareholders

The Fund calculates NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). If the primary exchange or market where the Fund's securities or other investments trade closes early - such as on days in advance of holidays generally observed by participants in these markets - the Fund may calculate NAV as of the earlier closing time in accordance with the policies set forth in the Fund's SAI. These dates are listed in the SAI.

In calculating NAV, the Fund generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Fund thinks that they are unreliable, the Fund prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation. The Fund may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Fund calculates NAV.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.
--------------------------------------------------------------------------------


EARLY TRANSACTION CUT-OFF TIMES

On any day that the Fund calculates NAV earlier than normal, as described above, Rydex reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY

If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Fund. Transaction orders received in good order by your financial intermediary will be processed at the Fund's next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have different cut-off times for processing your transaction order. For more information about your financial intermediary's rules and procedures, you should contact your financial intermediary directly.

BUYING FUND SHARES
--------------------------------------------------------------------------------

The Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares. Purchase orders, like any other share transaction, are subject to the Fund's transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order.

PURCHASE PROCEDURES

The Fund offers you the option to submit purchase orders through your financial intermediary or send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or Automated Clearing House ("ACH"). The Fund does not accept cash or cash equivalents (such as travelers' checks, money orders or bearer bonds), government checks, third-party checks or checks drawn on a line of credit (including credit card convenience checks). Cashiers checks, bank checks, official checks and treasurers' checks less than or equal to $10,000 are also not accepted. Rydex reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interest of the Fund. You may buy shares and send your purchase proceeds by any of the methods described below:


--------------------------------------------------------------------------------
                      INITIAL PURCHASE               SUBSEQUENT PURCHASES
                 ---------------------------------------------------------------
                 Complete the account           Complete the Rydex investment
                 application that               slip included with your
                 corresponds to the type of     quarterly statement or send
                 account you are opening.       written purchase instructions
                 o MAKE SURE TO DESIGNATE       that include:
BY MAIL          WHICH RYDEX FUND(S) YOU        o YOUR NAME
IRA AND          WANT TO PURCHASE.              o YOUR SHAREHOLDER ACCOUNT
OTHER            o MAKE SURE YOUR               NUMBER
RETIREMENT       INVESTMENT MEETS THE           o WHICH RYDEX FUND(S) YOU WANT
ACCOUNTS         ACCOUNT MINIMUM.               TO PURCHASE.
REQUIRE          ---------------------------------------------------------------
ADDITIONAL                Make your check payable to RYDEX INVESTMENTS.
PAPERWORK.       ---------------------------------------------------------------
                     Your check must be drawn on a U.S. bank and payable in
CALL RYDEX                                U.S. Dollars.
SHAREHOLDER      ---------------------------------------------------------------
SERVICES TO        Include the name of the Rydex Fund(s) you want to purchase
REQUEST A                                on your check.
RETIREMENT           IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO
ACCOUNT             PURCHASE, YOUR INVESTMENT WILL BE CREDITED TO THE RYDEX
INVESTOR            U.S. GOVERNMENT MONEY MARKET FUND, WHICH IS OFFERED IN A
APPLICATION                           SEPARATE PROSPECTUS.
KIT.             ---------------------------------------------------------------
                  Mail your application and       Mail your written purchase
                          check to:               instructions and check to:
                 ---------------------------------------------------------------
                 MAILING ADDRESS:
                 Rydex Investments
                 Attn: Ops. Dept.
                 9601 Blackwell Road, Suite 500
                 Rockville, MD 20850
--------------------------------------------------------------------------------

                                                                   PROSPECTUS 15


--------------------------------------------------------------------------------
                       INITIAL PURCHASE               SUBSEQUENT PURCHASES
                 ---------------------------------------------------------------
                 o SUBMIT NEW ACCOUNT             Be sure to designate in your
                 PAPERWORK AND THEN CALL            wire instructions which
                 RYDEX TO OBTAIN YOUR              Rydex Fund(s) you want to
                 ACCOUNT NUMBER.                           purchase.
                 o MAKE SURE TO DESIGNATE
                 WHICH RYDEX FUND(S) YOU
                 WANT TO PURCHASE.
                 o MAKE SURE YOUR INVESTMENT
                 MEETS THE ACCOUNT MINIMUM.
                 ---------------------------------------------------------------
                 To obtain "same-day credit" (to get that Business Day's
                 NAV) for your purchase order, YOU MUST CALL RYDEX
BY WIRE          SHAREHOLDER SERVICES AND PROVIDE THE FOLLOWING
                 INFORMATION PRIOR TO THE TRANSACTION CUT-OFF TIME FOR THE
RYDEX            RYDEX FUND(S) YOU ARE PURCHASING:
SHAREHOLDER      o Account Number
SERVICES         o Fund Name
PHONE NUMBER:    o Amount of Wire
800.820.0888     o Fed Wire Reference Number (upon request)
OR               You will receive a confirmation number to verify that
301.296.5406     your purchase order has been accepted.

                    IF YOU DO NOT NOTIFY RYDEX SHAREHOLDER SERVICES OF THE
                   INCOMING WIRE, YOUR PURCHASE ORDER WILL NOT BE PROCESSED UNTIL THE BUSINESS DAY FOLLOWING THE RECEIPT OF THE WIRE.
                 ---------------------------------------------------------------
                 WIRE INSTRUCTIONS:
                 U.S. Bank
                 Cincinnati, OH
                 Routing Number: 0420-00013
                 For Account of: Rydex Investments
                 Account Number: 48038-9030
                 [Your Name]
                 [Your shareholder account number]

                     IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO
                    PURCHASE, YOUR INVESTMENT WILL BE CREDITED TO THE RYDEX
                    U.S. GOVERNMENT MONEY MARKET FUND, WHICH IS OFFERED IN A
                                      SEPARATE PROSPECTUS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BY ACH                 INITIAL PURCHASE                SUBSEQUENT PURCHASES
(FAX)            ---------------------------------------------------------------
                 o  Submit new account             o  Send written purchase
Rydex fax        paperwork, and then call          instructions that include:
number:          Rydex to obtain your account
301.296.5103     number.  Be sure to complete      o your name
                 the "Electronic Investing         o your shareholder account
                 via ("ACH") section.  Then,       number
                 fax it to Rydex (ONLY             o which Rydex Fund(s) you
                 Individual, Joint and             want to purchase
                 UGMA/UTMA accounts may be         o ACH bank information (if
                 opened by fax).                   not on record).

                 o  Make sure to include a
                 letter of instruction
                 requesting that we process
                 your purchase by ACH.

                 o  Make sure to designate
                 which Rydex Fund(s) you want
                 to purchase.

                 o  Make sure your investment
                 meets the account minimum.
--------------------------------------------------------------------------------
BY ACH
(INTERNET)              Follow the directions on the Rydex web site -
                                   www.rydexinvestments.com
--------------------------------------------------------------------------------

CANCELLED PURCHASE ORDERS

Rydex will ordinarily cancel your purchase order under the following circumstances:

o if your bank does not honor your check for any reason

o if the transfer agent (Rydex) does not receive your wire transfer

o if the transfer agent (Rydex) does not receive your ACH transfer

o if your bank does not honor your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND'S NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.


SELLING FUND SHARES
--------------------------------------------------------------------------------

The Fund redeems its shares continuously and you may redeem all or any portion of your shares on any Business Day. Redemption orders, like any other share transaction, are subject to the Fund's transaction cut-off times and will be processed at the NAV next determined after your redemption order is received in good order by the transfer agent.

The Fund may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the U.S. Securities and Exchange Commission (the "SEC"). The Fund reserves the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

REDEMPTION PROCEDURES

You will ordinarily submit your transaction order through Rydex, your financial intermediary or other securities dealers through which you opened your shareholder account. The Fund also offers you the option to send redemption orders by:

                                                                   PROSPECTUS 17


--------------------------------------------------------------------------------
      MAIL       Rydex Investments
                 Attn: Ops. Dept.
                 9601 Blackwell Road, Suite 500
                 Rockville, MD 20850
--------------------------------------------------------------------------------
                 301.296.5101
                 If you send your redemption order by fax, you must call Rydex
      FAX        shareholder services at 800.820.0888 or 301.296.5406 to verify that your fax was received and when it will be processed.
--------------------------------------------------------------------------------
   TELEPHONE     800.820.0888 or 301.296.5406 (not available for retirement accounts)
--------------------------------------------------------------------------------


Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

o your name

o your shareholder account number

o Fund name(s)

o dollar amount or number of shares you would like to sell

o whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a signature guarantee)

o signature of account owner(s) (not required for telephone redemptions)

You may only place a redemption order if you are the registered owner of the account or the registered owner has given Rydex written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.


DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS

Distributions from your tax-qualified plan or individual retirement account
(IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plans and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.


RECEIVING YOUR REDEMPTION PROCEEDS

Your redemption proceeds normally will be sent within seven days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be wired on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PAYMENT OF REDEMPTION PROCEEDS MAY BE DELAYED UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT YOUR PURCHASE HAS CLEARED. IT MAY TAKE UP TO 15 DAYS FOR YOUR PURCHASE TO CLEAR.

All redemptions will be mailed to your address of record, sent electronically via ACH or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE AND MAY NOT BE FAXED.

--------------------------------------------------------------------------------
SIGNATURE GUARANTEES

Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Fund.
--------------------------------------------------------------------------------

LOW BALANCE ACCOUNTS

To offset the administrative expense of servicing small accounts, the Fund may impose, without additional notice, an administrative fee of $15 per year during periods where your account balance falls below the account minimum requirements for any reason. The Fund may redeem your shares if the value of your account falls below the required minimum investment amount. However, the Fund will provide you with at least 30 days' written notice to allow you sufficient time to add to your account and avoid the redemption of your shares.

EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

An exchange is when you sell shares of the Fund and use the proceeds from that sale to purchase shares of another Rydex Fund (offered in a separate prospectus). Investors may make exchanges on any Business Day of H-Class Shares of the Fund for H-Class Shares of any other Rydex Fund (offered in a separate prospectus), on the basis of the respective NAVs of the shares involved. Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Rydex Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Fund's transfer agent prior to the cut-off time of the Rydex Fund you are exchanging out of or the Rydex Fund you are exchanging into, whichever is earlier, to be processed at that Business Day's NAV. See "Exchanges with Other Rydex Funds" below for additional information. The exchange privilege may be modified or discontinued at any time.


EXCHANGE PROCEDURES

The Fund offers you the option to send exchange requests by:

--------------------------------------------------------------------------------
                  Rydex Investments
      MAIL        Attn: Ops. Dept.
                  9601 Blackwell Road, Suite 500
                  Rockville, MD 20850
--------------------------------------------------------------------------------
       FAX        301.296.5103
                  If you send your exchange request by fax, you must call Rydex shareholder services at 800.820.0888 to verify that your fax was received and when it will be processed.
--------------------------------------------------------------------------------
    TELEPHONE     800.820.0888 OR 301.296.5406
--------------------------------------------------------------------------------
    INTERNET      Follow the directions on the Rydex web site -
                  www.rydexinvestments.com
--------------------------------------------------------------------------------

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

o your name

o your shareholder account number

o Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging in to (buying)

o dollar amount, number of shares or percentage of Fund position involved in the exchange

o signature of account owner(s) (not required for telephone or internet exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given Rydex written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

MINIMUM EXCHANGE AMOUNTS

The minimum amount for an exchange is either $1,000 or 100% of the Fund position from which the exchange is coming, whichever is less. If you are exchanging the minimum amount, you may not split the proceeds between

                                                                   PROSPECTUS 19


multiple Rydex Funds. If you place exchange transactions in shares or in percentages, the minimum exchange amount still applies. This minimum may be waived for accounts that are part of an asset allocation strategy.


EXCHANGES WITH OTHER RYDEX FUNDS

On any Business Day, investors may make exchanges of H-Class Shares of the Fund for the same share class of any Rydex Fund not offered in this Prospectus. While most Rydex Funds offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Fund does not allow unlimited trading. If you are contemplating an exchange for shares of any Rydex Fund not offered in this Prospectus, you should obtain and review that Rydex Fund's current prospectus before making the exchange. You can obtain a prospectus for any Rydex Fund not offered in this Prospectus by calling 800.820.0888 or 301.296.5406 or visiting the Rydex web site at WWW.RYDEXINVESTMENTS.COM.


RYDEX ACCOUNT POLICIES
--------------------------------------------------------------------------------

SHAREHOLDER IDENTIFICATION AND VERIFICATION

Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities. The Fund may use this information to attempt to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.


Rydex provides accounts for U.S. citizens and resident aliens. We will not open any new account for any non-resident aliens (natural person or entity). If you are unsure of your status please consult your tax adviser. Non-resident aliens may hold Rydex Funds through a financial intermediary, subject to that financial intermediary's requirements.


Customer identification and verification is part of the Fund's overall obligation to deter money laundering under applicable law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT

For information on what is required to make changes and/or additions to your account and to obtain the appropriate forms, please visit the Rydex web site at www.rydexinvestments.com or call 800.820.0888 or 301.296.5406. If you own shares that are registered in your intermediary's name, and you want to transfer the registration to another intermediary or want the shares registered in your name, then you should contact your intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET

Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Fund has instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Fund nor its transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Fund, nor its transfer agent, are responsible for internet transactions that are not received.

During periods of unusually high market activity or other times, it may be difficult to reach Rydex by telephone or access our internet site. Rydex and its affiliates will not be liable for any losses resulting from a cause over which Rydex or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (E.G. if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are not able to reach Rydex by your regular medium, consider sending written instructions.

STATEMENTS & CONFIRMATIONS

You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing or via the internet. You may choose to receive your confirmations and/or statements either by mail or electronically.

EDELIVERY SERVICES

eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Fund through the web via email notification. For more information on eDelivery, please visit the Rydex web site at www.rydexinvestments.com. The Fund reserves the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.

SERVICE AND OTHER FEES

Rydex may charge the following administrative fees for services associated with the following:

o $15 for wire transfers of redemption proceeds under $5,000

o $50 on purchase checks returned for insufficient funds

o $25 to stop payment of a redemption check within 10 Business Days of the settlement date

o $15 for standard overnight packages (fee may be higher for special delivery options)

o $25 for bounced draft checks or ACH transactions

o $15 per year for low balance accounts


o The Fund reserves the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.


Rydex reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES

Certain retirement plans such as IRA, Roth IRA, Simplified Employee Plan (SEP), and 403(b) accounts are charged an annual $15 maintenance fee. Upon liquidating your retirement account, an additional $15 account-closing fee will be taken from the proceeds of your redemption.

                                                                   PROSPECTUS 21


ACTIVE INVESTORS AND MARKET TIMING

Unlike most other Rydex Funds, the Fund is not suitable for purchase by active investors. The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Fund.

The Advisor will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this Prospectus and approved by the Fund's Board of Trustees. Currently, the Fund restricts shareholders to no more than one substantive redemption out of the Fund (by any means, including exchanges) followed by a purchase of the Fund (by any means, including exchanges) within any ninety-day period. "Substantive" means a dollar amount that the Advisor has determined, in it sole discretion, could adversely affect management of the Fund. This restriction will not apply to systematic transactions, including rebalancing programs, automatic investment programs, and dividend reinvestment programs because the Trust reasonably determined that these categories of transactions do not raise frequent trading or market timing concerns. The Board of Trustees has approved a redemption fee of 1% of the total redemption amount to be imposed uniformly on all Fund shares redeemed within 30 days of buying them (either by purchase or exchange) subject to the limitations discussed below. To date, the Fund has not implemented this option nor has it chosen to impose costs or administrative fees on shareholders. In the event that the Fund decides to implement the redemption fee, such fee will be imposed uniformly by the Fund subject to the limitations discussed below. For purposes of applying the Fund's policies, the Advisor may consider the trading history of accounts under common ownership or control. In addition, the Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Advisor reasonably believes that the trading activity would be harmful or disruptive to the Fund.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund's access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.

RIGHTS RESERVED BY THE FUND

The Fund reserves the right to close your account in cases of suspected fraudulent or illegal activity in accordance with applicable law. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Fund or in cases where the Fund is requested or compelled to do so by applicable law. If your account is closed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DISTRIBUTION AND SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

The Fund has adopted a Distribution Plan and a Shareholder Services Plan with respect to H-Class Shares that allows the Fund to pay distribution and/or services fees to Rydex Distributors, Inc. (the "Distributor") and other firms that provide distribution and/ or shareholder services ("Service Providers"). The Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended. If a Service Provider provides shareholder services, the Fund will pay service fees to the Distributor at an annual rate not to exceed 0.25% of the average daily net assets of the Fund. The Distributor will, in turn, pay the Service Provider for the services it provides. Because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.


COMPENSATION TO DEALERS

The Advisor, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. These payments may be made, at the discretion of the Advisor, to certain dealers who have sold shares of the Rydex Funds. The level of payments made to dealers will generally vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Rydex Funds and promote the retention of their customer's assets in the Fund. Any payments described above will not change the price paid by investors for the purchase of the applicable Rydex Fund's shares or the amount that any particular Rydex Fund will receive as proceeds from such sales. The Advisor determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer's sales, assets, share class utilized and the quality of the dealer's relationship with the Advisor. The Advisor periodically determines the advisability of continuing these payments. The Advisor may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Rydex Funds that are conducted by dealers.


DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

TIMING OF PAYMENTS

Income dividends, if any, are paid at least annually by the Fund. If you own Fund shares on the Fund's record date, you will be entitled to receive the dividend. The Fund may declare and pay dividends on the same date. The Fund makes distributions of capital gains, if any, at least annually. The Fund, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interests of the shareholders of the Fund.

DIVIDEND PAYMENT OPTIONS

Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Fund in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Fund receives your written notice. To cancel your election, simply send written notice to the Fund. Dividends and distributions with values of $10 or less may be automatically reinvested.

TAX INFORMATION
--------------------------------------------------------------------------------

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.


TAX STATUS OF THE FUND

The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as the Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

One of the requirements for qualification as a regulated investment company under Subchapter M of the Code is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income"). The status of swap contracts and other commodity-linked derivative instruments as Qualifying Income has been addressed in Rev. Rul. 2006-1 issued December 16, 2005. The Fund will therefore restrict its income from commodity-linked swaps to a maximum of 10 percent of its gross income.

If the Fund were to fail to qualify as a regulated investment company in any year, the Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction

                                                                   PROSPECTUS 23


for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund's earnings and profits.

The Fund has received a private letter ruling from the Internal Revenue Service that concludes that certain commodities-linked notes held by the Fund will produce qualifying income for purposes of the RIC qualification tests. The Advisor believes it can continue to successfully operate the Fund in a manner consistent with the Fund's current investment objective by investing in these commodities-linked structured notes. See "Tax Information."


TAX STATUS OF DISTRIBUTIONS

o The Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

o The income dividends and short-term capital gains distributions you receive from the Fund will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income.

o Any long-term capital gains distributions you receive from the Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

o Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

o Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

o Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

o Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by the Fund for more than one year.

o Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

o The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.


o If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.


TAX STATUS OF SHARE TRANSACTIONS

EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Fund through a tax-qualified retirement plan.

STATE TAX CONSIDERATIONS

The Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Fund and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISOR

Rydex Investments, the Advisor, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment adviser and manager of the Fund. The Advisor has served as the investment adviser of the Rydex Funds since each Rydex Fund's inception, and also serves as sub-adviser to several other mutual funds.

The Advisor makes investment decisions for the assets of the Fund and continuously reviews, supervises, and administers the Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Fund will pay the Advisor a fee at an annualized rate based on the average daily net assets for the Fund, as set forth below:

FUND                                            ADVISORY FEE
------------------------------------------------------------
S&P Diversified Trends Fund                            0.90%

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.


As part of its agreement with the Trust, the Advisor will pay all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, and extraordinary expenses.

A discussion regarding the basis for the Board's August 2005 approval of the Fund's investment advisory agreement is available in the Trust's March 31, 2005 Annual Report to Shareholders, which covers the period April 1, 2005 to March 31, 2006. A discussion regarding the basis for the Board's August 2006 approval of the Fund's investment advisory agreement will be available in the Fund's September 30, 2006 Semi-Annual Report to Shareholders, which covers the period April 1, 2006 to September 30, 2006.

PORTFOLIO MANAGEMENT

The Fund is managed by a team of investment professionals. The following provides additional information about the portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund and their respective management roles.

MICHAEL P. BYRUM, CFA, has been associated with Rydex Investments since the Advisor was founded in 1993. Mr. Byrum was named the President of Rydex Investments in 2004 and has served as Chief Investment Officer of Rydex Investments since 2000. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Long Bond Advantage, Inverse S&P 500 and Inverse OTC Funds, and helped to create the Rydex Sector Funds, which are offered in a separate prospectus. He was named Vice President of Portfolio for Rydex Investments in 1998, and Executive Vice President in 2000. Prior to joining Rydex Investments, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio. Mr. Byrum has co-managed the Fund since its inception.

JAMES R. KING, CFA, joined Rydex Investments in 1996 and was promoted to assistant portfolio manager in 1997. In 1998, he became a portfolio manager and was promoted in 2001 to senior portfolio manager and currently serves as director of portfolio management. Mr. King has served as an interim director of equity trading and investment operations. Currently, Mr. King's team manages all of the Rydex leveraged and inverse funds, as well as the Sector Rotation Fund, which are offered in a separate prospectus. Prior to joining Rydex Investments,

                                                                   PROSPECTUS 25


Mr. King worked as a registered representative at DMG Securities. He holds a degree in finance from the University of Maryland. Mr. King has co-managed the Fund since its inception.

MICHAEL J. DELLAPA, CFA, joined Rydex Investments in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000(R) Advantage, Healthcare, Biotechnology, and Consumer Products Funds, which are offered in a separate prospectus. In 2005, Mr. Dellapa became director of investment research. Since joining Rydex Investments, he has played a key role in developing research processes and systems to enhance current funds and develop new investment products. Prior to joining Rydex Investments, Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Mr. Dellapa has co-managed the Fund since its inception.

Mr. Byrum generally oversees all aspects of the day-to-day management of the Fund and reviews the activities of Messrs. King and Dellapa. Mr. King generally oversees the day-to-day management of each leveraged or inverse Rydex Fund. Mr. Dellapa heads the firm's investment research efforts and oversees the selection of equity securities for each of the Rydex Funds. Each of the portfolio managers is a member of Rydex's Investment Leadership Team, which is responsible for the final review and approval of portfolio management strategies and decisions.


Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund is available in the SAI.

BENCHMARK INFORMATION
--------------------------------------------------------------------------------

THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S ("S&P") OR ALPHA FINANCIAL TECHNOLOGIES, INC. ("AFT"), THE OWNER OF THE S&P DTI. S&P AND AFT MAKE NO REPRESENTATION, CONDITION, WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE S&P DTI TO PROVIDE A BASIS FOR SUPERIOR INVESTMENT PERFORMANCE. S&P'S AND AFT'S ONLY RELATIONSHIP TO LICENSEE IS THE LICENSING OF CERTAIN OF THEIR TRADEMARKS AND OF THE S&P DTI, WHICH IS DETERMINED, COMPOSED AND CALCULATED WITHOUT REGARD TO LICENSEE OR THE FUND. S&P AND AFT HAVE NO OBLIGATION TO TAKE THE NEEDS OF LICENSEE OR THE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P DTI. S&P AND AFT ARE NOT RESPONSIBLE FOR AND HAVE NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE FUND OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND IS TO BE CONVERTED INTO CASH. S&P AND AFT HAVE NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING, OR TRADING OF THE FUND.

S&P AND AFT DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P DTI OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P AND AFT MAKE NO WARRANTY OR CONDITION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P DTI OR ANY DATA INCLUDED THEREIN. S&P AND AFT MAKE NO EXPRESS OR IMPLIED WARRANTIES OR
CONDITIONS, AND EXPRESSLY DISCLAIM ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P DTI OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P OR AFT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE S&P DTI OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MORE INFORMATION ABOUT THE INDEX PUBLISHER IS LOCATED IN THE SAI.

                                                                   PROSPECTUS 27


ADDITIONAL AND MORE DETAILED INFORMATION ABOUT THE FUND IS INCLUDED IN THE SAI DATED AUGUST 1, 2006. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("HTTP://WWW.SEC.GOV") THAT CONTAINS EACH SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.551.8090). YOU MAY REQUEST DOCUMENTS BY MAIL FROM THE SEC, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102. YOU MAY ALSO OBTAIN THIS INFORMATION UPON PAYMENT OF A DUPLICATION FEE, BY EMAILING THE SEC AT THE FOLLOWING ADDRESS: PUBLICINFO@SEC.GOV.

YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING 800.820.0888 OR 301.296.5100, VISITING THE RYDEX INVESTMENTS WEB SITE AT WWW.RYDEXINVESTMENTS.COM, OR WRITING TO RYDEX SERIES FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850. ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE TRUST'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING ITS LAST FISCAL YEAR.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX INVESTMENTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

THE TRUST'S SEC REGISTRATION NUMBER IS 811-07584.

                       RYDEX INVESTMENTS PRIVACY POLICIES

RYDEX FUNDS, RYDEX GLOBAL ADVISORS, RYDEX DISTRIBUTORS, INC.,
RYDEX ADVISORY SERVICES AND RYDEX CAPITAL PARTNERS (COLLECTIVELY 'RYDEX") (NOT A PART OF THIS PROSPECTUS)

OUR COMMITMENT TO YOU

When you become a Rydex investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone--whether it is your personal information or the fact that you are a current or former Rydex client.

THE INFORMATION WE COLLECT ABOUT YOU

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Rydex account application or when you request a transaction that involves the Rydex Funds or one of the Rydex affiliated companies. "Nonpublic personal information" is personally identifiable private information about you. For example, it includes information regarding your name and address, social security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

HOW WE HANDLE YOUR PERSONAL INFORMATION

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Rydex. For example, if you ask to transfer assets from another financial institution to Rydex, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Rydex investment products and services, we may share your information within the Rydex family of affiliated companies. This would include, for example, sharing your information within Rydex so we can make you aware of new Rydex funds or the services offered through another Rydex affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may

                         (NOT A PART OF THIS PROSPECTUS)
share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

OPT OUT PROVISIONS

WE do not sell your personal information to anyone. The law allows you to "opt out" of only certain kinds of information sharing with third parties. The Firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

HOW WE PROTECT PRIVACY ONLINE

Our concern for the privacy of our shareholders also extends to those who use our web site, www.rydexinvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Rydex web site offers customized features that require our use of "HTTP cookies"--tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Rydex web site. We do not use them to pull data from your hard drive, to learn your email address or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the Legal Information area on our web site for more details about web site security and privacy features.

HOW WE SAFEGUARD YOUR PERSONAL INFORMATION

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

WE'LL KEEP YOU INFORMED

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at www.rydexinvestments.com. Should you have any questions regarding our Privacy Policy, contact us at
800.820.0888 or 301.296-5100.

                         (NOT A PART OF THIS PROSPECTUS)

                                                                    PROSPECTUS 3

---------------
[LOGO] RYDEX(R)
---------------

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
WWW.RYDEXINVESTMENTS.COM

Please see the Rydex Funds' Privacy Policy inside the back cover.

                                                                      PROSPECTUS

                                                                  August 1, 2006


Master Funds
NOVA MASTER
INVERSE S&P 500 MASTER
INVERSE OTC MASTER
INVERSE GOVERNMENT LONG BOND MASTER


THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                              ------------------
                                                              [LOGO] RYDEX FUNDS
                                                              ------------------

TABLE OF CONTENTS

         MASTER FUNDS                                             3
             Common Risk/Return Information                       4
             Nova Master Fund                                     5
             Inverse S&P 500 Master Fund                          8
             Inverse OTC Master Fund                              11
             Inverse Government Long Bond Master Fund             14

         INVESTMENTS AND RISKS                                    17
         SHAREHOLDER INFORMATION GUIDE                            22
         DIVIDENDS AND DISTRIBUTIONS                              22
         TAX INFORMATION                                          23
         MANAGEMENT OF THE FUNDS                                  23
         FINANCIAL HIGHLIGHTS                                     26
         BENCHMARK INFORMATION                                    27

                    ----------------------------------------
                       PLEASE SEE THE RYDEX FUNDS PRIVACY
                      POLICY INSIDE THE BACK COVER OF THIS
                                   PROSPECTUS.
                    ----------------------------------------

                               RYDEX SERIES FUNDS

            9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850
             800.820.0888 o 301.296.5100 o WWW.RYDEXINVESTMENTS.COM

--------------------------------------------------------------------------------

MASTER FUNDS

--------------------------------------------------------------------------------

Rydex Series Funds (the "Trust") is a mutual fund complex offering professionally managed investment portfolios, four of which are listed below (the "Funds"). Shares of the Funds are available solely through "master-feeder arrangements" with feeder funds of the Trust.


MASTER FUNDS - Nova Master Fund, Inverse S&P 500 Master Fund, Inverse OTC Master Fund, and Inverse Government Long Bond Master Fund.


RISKS OF INVESTING IN THE FUNDS

The value of the Funds may fluctuate. In addition, Fund shares:

o MAY DECLINE IN VALUE, AND YOU MAY LOSE MONEY

o ARE NOT FEDERALLY INSURED

o ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY

o ARE NOT BANK DEPOSITS

o ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

RYDEX MASTER FUNDS
--------------------------------------------------------------------------------

NOVA MASTER FUND                    INVERSE OTC MASTER FUND

INVERSE S&P 500 MASTER FUND         INVERSE GOVERNMENT LONG BOND MASTER FUND

COMMON RISK / RETURN INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

Each Master Fund seeks to provide investment results that either match or correlate to the performance of a specific benchmark.

PRINCIPAL RISKS

ACTIVE TRADING RISK - A significant portion of the assets of the Funds may come from investors who take part in certain strategic and tactical asset allocation programs. The Funds anticipate that investors who take part in these programs may frequently redeem or exchange shares of the Funds, which may cause the Funds to experience high portfolio turnover. Higher portfolio turnover may result in the Funds paying higher levels of transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of the Funds may negatively impact the Funds' ability to achieve their respective investment objectives.

DERIVATIVES RISK - The Funds' use of equity derivatives such as futures, options and swap agreements to pursue their respective investment objectives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. These risks may cause the Funds to experience higher losses than funds that do not use derivatives.

EARLY CLOSING RISK - The Funds are subject to the risk that unanticipated early closings of securities exchanges may result in the Funds' inability to buy or sell securities on that day. If an exchange closes early on a day when a Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

MARKET RISK - Due to market conditions, the value of the Funds' equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in a Fund to decrease.

NON-DIVERSIFICATION RISK - Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund.

SWAP COUNTERPARTY CREDIT RISK - The Funds are subject to credit risk on the amount they expect to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to a Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK - The Funds' investment adviser, Rydex Investments (the "Advisor") may not be able to cause a Fund's performance to match or exceed that of the Fund's benchmark, either on a daily or aggregate basis. In addition, because each Fund, is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent a Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause a Fund's performance to be less than you expect.

TRADING HALT RISK - It a trading halt occurs, a Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

NOVA MASTER FUND
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Nova Master Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500(R) Index (the "underlying index").


If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 150% of the value of any increase in the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 150% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 7.5% on that day). For more information about the effects of leverage, please see "Understanding Compounding and the Effect of Leverage."


PRINCIPAL INVESTMENT STRATEGY

Unlike a traditional index fund, as its primary investment strategy, the Nova Master Fund invests to a significant extent in leveraged instruments, such as futures contracts and options on securities, futures contracts, and stock indices, as well as equity securities. The Fund will also enter into swap agreements. Futures and options contracts enable the Nova Master Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, to collateralize these futures and options contracts, the Nova Master Fund holds U.S. Government securities or cash equivalents.

PRINCIPAL RISKS

In addition to the risks common to investing in any Master Fund, the Nova Master Fund is subject to a number of other risks that may affect the value of its shares, including:


DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will also have the effect of magnifying tracking error risk.

MARKET SEGMENT RISK - The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity markets as a whole.



PERFORMANCE

The bar chart and table show the performance of the Nova Master Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 1.98%.

NOVA MASTER FUND

2002      -34.73%        HIGHEST QUARTER RETURN          23.49%
                         (quarter ended 6/30/2003)
2003       40.83%        LOWEST QUARTER RETURN          -26.43%
                         (quarter ended 9/30/2002)
2004       15.98%

2005       5.10%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2005) 1

MASTER SHARES                                                      PAST 1 YEAR    SINCE INCEPTION
                                                                                      (7/31/2001)
-------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      5.10%              0.60%
RETURN AFTER TAXES ON DISTRIBUTIONS 2                                    5.10%              0.38%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES 2            3.32%              0.37%
S&P 500(R) INDEX 3                                                       4.91%              2.34%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANY ("S&P"), ON A STATISTICAL BASIS. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Nova Master Fund.

SHAREHOLDER FEES                                                                     NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
    MANAGEMENT FEES______________________________________________________________    0.75%
    DISTRIBUTION (12b-1) FEES____________________________________________________    NONE
    OTHER EXPENSES_______________________________________________________________    0.03%
    TOTAL ANNUAL FUND OPERATING EXPENSES_________________________________________    0.78%

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Nova Master Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

NOVA MASTER FUND                  1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
                                    $82         $256         $445         $992

INVERSE S&P 500 MASTER FUND
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Inverse S&P 500 Master Fund seeks to provide investment results that will inversely correlate to the performance of the S&P 500(R) Index (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY

Unlike a traditional index fund, the Inverse S&P 500 Master Fund's benchmark is to perform exactly opposite the underlying index, and the Inverse S&P 500 Master Fund will not own the securities included in the underlying index. Instead, as its primary investment strategy, the Inverse S&P 500 Master Fund invests to a significant extent in short sales of securities or futures contracts and in options on securities, futures contracts, and stock indices and will enter into swap agreements. On a day-to-day basis, the Inverse S&P 500 Master Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.


Under normal circumstances, the Inverse S&P 500 Master Fund will invest substantially all (at least 80%) of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform opposite to those of its underlying index. This is a non-fundamental policy that can be changed by the Inverse S&P 500 Master Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any Master Fund, the Inverse S&P 500 Master Fund is subject to a number of other risks that may affect the value of its shares, including:

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

MARKET SEGMENT RISK - The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity markets as a whole.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact to performance of the Fund.

PERFORMANCE

The bar chart and table show the performance of the Inverse S&P 500 Master Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 0.80%.

INVERSE S&P 500 MASTER FUND

2001       17.10%      HIGHEST QUARTER RETURN          17.83%
                       (quarter ended 9/30/2002)
2002       22.87%      LOWEST QUARTER RETURN          -13.73%
                       (quarter ended 6/30/2003)
2003      -23.46%

2004       -9.43%

2005       -0.15%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2005) 1
MASTER SHARES

                                                                    PAST 1 YEAR      PAST 5 YEARS   SINCE INCEPTION
                                                                                                        (4/03/2000)
-------------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      -0.15%            -0.08%             3.17%
RETURN AFTER TAXES ON DISTRIBUTIONS 2                                    -0.14%            -0.39%             2.60%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES 2            -0.09%            -0.25%             2.37%
S&P 500(R) INDEX 3                                                        4.91%             0.54%            -1.57%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE S&P 500(R) INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPOSED OF 500 COMMON STOCKS, WHICH ARE CHOSEN BY THE S&P. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Inverse S&P 500 Master Fund.

SHAREHOLDER FEES                                                                      NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
    MANAGEMENT FEES______________________________________________________________     0.90%
    DISTRIBUTION (12b-1) FEES____________________________________________________     NONE
    OTHER EXPENSES_______________________________________________________________     0.03%
    TOTAL ANNUAL FUND OPERATING EXPENSES_________________________________________     0.93%

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Inverse S&P 500 Master Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

INVERSE S&P 500 MASTER FUND          1 YEAR      3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
                                       $98        $305        $529       $1,172

INVERSE OTC MASTER FUND
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Inverse OTC Master Fund seeks to provide investment results that will match the performance of a specific benchmark. The Fund's current benchmark is the inverse of the performance of the Nasdaq 100 Index(R) (the "underlying index"). The investment objective of the Inverse OTC Master Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (E.G., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PRINCIPAL INVESTMENT STRATEGY

Unlike a traditional index fund, the Inverse OTC Master Fund's benchmark is to perform exactly opposite the underlying index, and the Inverse OTC Master Fund will not own the securities included in the underlying index. Instead, as its primary investment strategy, the Inverse OTC Master Fund engages to a significant extent in short sales of securities or futures contracts and in options on securities, futures contracts, and stock indices and may enter into swap agreements. On a day-to-day basis, the Inverse OTC Master Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts.

PRINCIPAL RISKS

In addition to the risks common to investing in any Master Fund, the Inverse OTC Master Fund is subject to a number of other risks that may affect the value of its shares, including:

CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

MARKET SEGMENT RISK - The Fund is subject to the risk that the over-the-counter market may outperform other segments of the equity market or the equity market as a whole.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact to performance of the Fund.

PERFORMANCE

The bar chart and table show the performance of the Inverse OTC Master Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 7.09%.

INVERSE OTC MASTER FUND

2001       16.15%          HIGHEST QUARTER RETURN          51.89%
                           (quarter ended 9/30/2001)
2002       36.12%          LOWEST QUARTER RETURN          -28.83%
                           (quarter ended 12/31/2001)
2003      -36.68%

2004      -11.16%

2005       1.62%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2005) 1
MASTER SHARES

                                                                    PAST 1 YEAR      PAST 5 YEARS   SINCE INCEPTION
                                                                                                          4/03/2000
-------------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                       1.62%            -2.00%             4.60%
RETURN AFTER TAXES ON DISTRIBUTIONS 2                                     1.62%            -3.49%             2.86%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES 2             1.05%            -2.24%             3.19%
NASDAQ 100 INDEX(R) 3                                                     1.49%            -6.82%           -15.72%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE NASDAQ 100 INDEX(R) IS AN UNMANAGED MODIFIED CAPITALIZATION WEIGHTED INDEX COMPOSED OF 100 OF THE LARGEST NON-FINANCIAL COMPANIES LISTED ON THE NASDAQ STOCK MARKET ("NASDAQ"). RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Inverse OTC Master Fund.

SHAREHOLDER FEES                                                                       NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
    MANAGEMENT FEES________________________________________________________________    0.90%
    DISTRIBUTION (12b-1) FEES______________________________________________________    NONE
    OTHER EXPENSES_________________________________________________________________    0.03%
    TOTAL ANNUAL FUND OPERATING EXPENSES___________________________________________    0.93%

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Inverse OTC Master Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

INVERSE OTC MASTER FUND             1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
                                      $98        $305        $529        $1,174

INVERSE GOVERNMENT LONG BOND MASTER FUND
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Inverse Government Long Bond Master Fund seeks to provide total returns that will inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument. The Fund's current benchmark is the inverse of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond.

If the Fund meets its objective, the value of the Fund's shares will increase on a daily basis when the price of the Long Treasury Bond decreases. When the price of the Long Treasury Bond increases, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the price of the Long Treasury Bond increases by 2%, the value of the Fund's shares should go down by 2% on that day).

PRINCIPAL INVESTMENT STRATEGY

Unlike a traditional index fund, the Inverse Government Long Bond Master Fund's benchmark is to perform exactly opposite its benchmark, the Long Treasury Bond. As its primary investment strategy, the Inverse Government Long Bond Master Fund enters into short sales and engages in futures and options transactions and may enter into swap agreements. On a day-to-day basis, the Inverse Government Long Bond Master Fund holds U.S. Government securities or cash equivalents to collateralize these obligations.

Under normal circumstances, the Inverse Government Long Bond Master Fund will invest substantially all (at least 80%) of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform opposite to fixed income securities issued by the U.S. Government. This is a non-fundamental policy that can be changed by the Inverse Government Long Bond Master Fund upon 60 days' prior notice to shareholders.

PRINCIPAL RISKS

In addition to the risks common to investing in any Master Fund, the Inverse Government Long Bond Master Fund is subject to a number of other risks that may affect the value of its shares, including:

FIXED INCOME RISK - The Fund's investments in fixed income securities will change in value in response to interest rate changes and other factors such as the perception of the issuers' creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investments in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales. The Fund may also be subject to expenses related to short sales such as borrowing and margin accounting maintenance costs, which may negatively impact to performance of the Fund.

PERFORMANCE

The bar chart and table show the performance of the Inverse Government Long Bond Master Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 30, 2006 IS 13.57%.

INVERSE GOVERNMENT LONG BOND
MASTER FUND

2001         2.34%         HIGHEST QUARTER RETURN          6.36%
                           (quarter ended 6/30/2004)
2002       -16.45%         LOWEST QUARTER RETURN         -13.12%
                           (quarter ended 9/30/2002)
2003        -1.51%

2004        -8.34%

2005        -4.56%

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2005) 1
MASTER SHARES

                                                                    PAST 1 YEAR      PAST 5 YEARS   SINCE INCEPTION
                                                                                                          4/03/2000
-------------------------------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                                                      -4.56%            -5.93%            -5.94%
RETURN AFTER TAXES ON DISTRIBUTIONS 2                                    -4.56%            -6.17%            -6.45%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES 2            -2.97%            -5.06%            -5.18%
LEHMAN LONG TREASURY BOND INDEX 3                                         6.50%             7.43%             8.43%

1 THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

2 AFTER-TAX RETURNS ARE CALCULATED USING THE HIGHEST HISTORICAL FEDERAL INCOME AND CAPITAL GAINS TAX RATES, AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON THE INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. RETURNS AFTER TAXES ON DISTRIBUTIONS ASSUME A CONTINUED INVESTMENT IN THE FUND AND SHOW THE EFFECT OF TAXES ON FUND DISTRIBUTIONS. RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES ASSUME ALL SHARES WERE REDEEMED AT THE END OF EACH MEASUREMENT PERIOD, AND SHOW THE EFFECT OF ANY TAXABLE GAIN (OR OFFSETTING LOSS) ON REDEMPTION, AS WELL AS THE EFFECTS OF TAXES ON FUND DISTRIBUTIONS. AFTER-TAX RETURNS ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS FOR OTHER CLASSES OF SHARES WILL DIFFER FROM THOSE SHOWN ABOVE.

3 THE LEHMAN LONG TREASURY BOND INDEX IS AN UNMANAGED INDEX THAT IS WIDELY RECOGNIZED INDICATOR OF U.S. GOVERNMENT BOND PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Inverse Government Long Bond Master Fund.

SHAREHOLDER FEES                                                                      NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
    MANAGEMENT FEES_______________________________________________________________    0.90%
    DISTRIBUTION (12b-1) FEES_____________________________________________________    NONE
    OTHER EXPENSES
      SHORT INTEREST EXPENSE______________________________________________________    3.33%
      REMAINING OTHER EXPENSES____________________________________________________    0.03%
    TOTAL ANNUAL FUND OPERATING EXPENSES*_________________________________________    4.26%

--------------------------------------------------------------------------------
IMPORTANT INFORMATION REGARDING FUND OPERATING EXPENSES - Short Interest Expense occurs because the Fund short-sells the Long Treasury Bond to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the coupon rate of the Long Treasury Bond to the purchaser and records this as an expense. This expense is offset - in its entirety or in part - by the income derived from the short-sale and/or by earnings on the proceeds of the short sale. Short Interest Expense is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund. If these costs had been treated as transaction costs or capital items rather than as expenses, the expense ratio would have equaled 0.93%.
--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Inverse Government Long Bond Master Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

INVERSE GOVERNMENT LONG BOND MASTER FUND          1 YEAR       3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------------------------------------
                                                   $447         $1,349       $2,260      $4,581

MORE INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------
INVESTMENTS AND RISK

THE MASTER FUNDS' INVESTMENT OBJECTIVES

The Funds seek to provide investment results that match the performance of a specific benchmark on a daily basis.

The current benchmark used by each Fund is set forth below:

FUND                                    BENCHMARK
NOVA MASTER FUND                        150% OF THE PERFORMANCE OF THE S&P 500(R) INDEX
INVERSE S&P 500 MASTER FUND             INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P 500(R) INDEX
INVERSE OTC MASTER FUND                 INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE NASDAQ 100 INDEX(R)
INVERSE GOVERNMENT LONG BOND MASTER     INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE LONG TREASURY
FUND                                    BOND


A BRIEF GUIDE TO THE BENCHMARKS

THE S&P 500(R) INDEX. The S&P 500(R) Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by S&P on a statistical basis. As of December 31, 2005, the S&P 500(R) Index included companies with an average capitalization range of $23.3 billion.

THE NASDAQ 100 INDEX(R). The Nasdaq 100 Index(R) is a modified capitalization weighted index composed of 100 of the largest non-financial companies listed on The Nasdaq Stock Market, Inc. ("Nasdaq"). As of December 31, 2005, the Nasdaq 100 Index(R) included companies with an average capitalization of $20.7 million.

THE LONG TREASURY BOND. The Long Treasury Bond is the current U.S. Treasury bond with the longest maturity. Currently, the longest maturity of a U.S. Treasury Bond is 30 years.

--------------------------------------------------------------------------------
UNDERSTANDING COMPOUNDING & THE EFFECT OF LEVERAGE

It is important to understand the effects of compounding when investing in any mutual fund, especially funds which use leverage as part of their investment strategy. The impact of leverage on a fund will generally cause the fund's performance to not match the performance of the index underlying the fund's benchmark over a period of time greater than one day. The following simple examples provide an illustration:

EXAMPLE A: Assume you invest $100 in Fund A, a typical index fund that seeks to match the performance of its underlying index. If the index increases 10% on day one, the value of your shares in Fund A would be expected to increase $10 (10% of $100) to $110. The next day, if the index decreases 10%, the value of your shares in Fund A would be expected to decrease $11 (10% of $110) to $99.

EXAMPLE B: Assume you invested $100 in Fund B, a fund that seeks to return 200% of the performance of the same index. On day one, the value of your shares in Fund B would be expected to increase $20 (20% of $100) to $120. On day two, however, the value of your shares in the leveraged fund would be expected to decrease $24 (20% of $120) to $96.

The examples demonstrate that over time, the cumulative percentage increase or decrease in the net asset value of a Fund may diverge significantly from the cumulative percentage increase or decrease in the multiple of the return of the index underlying a Fund's benchmark due to the compounding effect of losses and gains on the returns of the Fund. It is also expected that a Fund's use of consistently applied leverage will cause the Fund to underperform the compounded return of twice its benchmark in a trendless or flat market.
--------------------------------------------------------------------------------

ADVISOR'S INVESTMENT METHODOLOGY

The Advisor develops and implements structured investment strategies designed to achieve each Fund's objective.

The Advisor's primary objective for the Master Funds is to correlate with the performance of the index underlying each Fund's benchmark. The Advisor uses quantitative methods to construct portfolios that correlate highly with their respective benchmarks. Statistical techniques are then used to determine the optimal mix of assets for each Fund. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Please see the Statement of Additional Information (the "SAI") for a more complete list of portfolio investment strategies, permitted investments and related risks.


PRINCIPAL RISKS OF INVESTING IN THE FUNDS

As indicated below, the Funds are subject to a number of risks that may affect the value of the Funds' shares.

DEPOSITARY RECEIPT RISK (ALL FUNDS EXCEPT INVERSE GOVERNMENT LONG BOND MASTER
FUND) - The Funds may hold the securities of non-U.S. companies in the form of American Depositary Receipts ("ADRs"). The underlying securities of the ADRs in a Fund's portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund's portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Foreign securities markets also generally have less trading volume and less liquidity than U.S. securities markets. Investments in the underlying foreign securities also involve political and economic risks.

EARLY CLOSING RISK (ALL FUNDS) - The normal close of trading of securities listed on Nasdaq and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

FIXED INCOME RISK (INVERSE GOVERNMENT LONG BOND MASTER FUND) - The market value of fixed income investments will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. In addition, falling interest rates may cause an issuer to redeem or "call" a security before its stated maturity, which may result in a Fund having to reinvest the proceeds in lower yielding securities. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Fixed income investments are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

FUTURES AND OPTIONS RISK (ALL FUNDS) - The Funds may invest a percentage of their assets in futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

      FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

      OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover their positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover their position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.

      The risks associated with the Funds' use of futures and options contracts include:

      o The Funds experiencing losses over certain ranges in the market that exceed losses experienced by the funds that do not use futures contracts and options.

      o There may be an imperfect correlation between the changes in market value of the securities held by Funds and the prices of futures and options on futures.

      o Although the Funds will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Funds may be unable to close out their futures contracts at a time which is advantageous.

      o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

      o Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

INDUSTRY CONCENTRATION RISK (INVERSE OTC MASTER FUNDS) - None of the Master Funds will invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent the index underlying a Fund's benchmark is concentrated in a particular industry, a Fund will necessarily be concentrated in that industry. Currently, the index underlying the Inverse OTC Fund's benchmark --the Nasdaq 100 Index(R)-- is concentrated in technology companies. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that a Fund will be more susceptible to the risks that are associated with that industry or group of industries than a fund that does not concentrate its investments.

MARKET RISK (ALL FUNDS EXCEPT INVERSE GOVERNMENT LONG BOND MASTER FUND) - The Funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Funds' equity securities and equity derivatives may fluctuate drastically from day to day. Because of their link to the equity markets, an investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

NON-DIVERSIFICATION RISK (ALL FUNDS) - Since each Fund is non-diversified, each Fund may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

SHORT SALES RISK (ALL FUNDS EXCEPT NOVA MASTER FUND) - Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when a Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the cash generated by the short sale. To the extent that the interest rate that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. This type of short sales expense is sometimes referred to as the "negative cost of carry," and will tend to cause a Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

SWAP COUNTERPARTY CREDIT RISK (ALL FUNDS) - The Funds may enter into swap agreements, including but not limited to, equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Fund will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

TRACKING ERROR RISK (ALL FUNDS) - While the Funds do not expect returns to deviate significantly from their respective benchmarks on a daily basis, certain factors may affect their ability to achieve close correlation. These factors may include Fund expenses, imperfect correlation between the Funds' investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, and leverage. The cumulative effect of these factors may over time cause the Funds' returns to deviate from their respective benchmarks on an aggregate basis. The magnitude of any tracking error may be affected by a higher portfolio turnover rate.

TRADING HALT RISK (ALL FUNDS) - The Funds typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange ("CME"), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Funds may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Funds price their shares may limit the Funds' ability to use leverage and may prevent the Funds from achieving their investment objectives. In such an event, the Funds also may be required to use a "fair-value" method to price their outstanding contracts.


PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

SHAREHOLDER INFORMATION GUIDE
--------------------------------------------------------------------------------

PURCHASING AND REDEEMING SHARES

Shares of the Master Funds are offered only to feeder funds in the Trust's "master-feeder" structure.

CALCULATING NAV

The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV.

Each Fund calculates its NAV by:

o Taking the current market value of its total assets

o Subtracting any liabilities

o Dividing that amount by the total number of shares owned by shareholders

The Funds calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). If the primary exchange or market where a Fund's securities or other investment trade closes early - such as on days in advance of holidays generally observed by participants in these markets - the Funds may calculate NAV as of the earlier closing time.

In calculating NAV, each Fund generally values its investment portfolio based on the market price of the securities as of the time the Funds determine NAV. If market prices are unavailable or a Fund thinks that they are unreliable, the Fund prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to a Fund's NAV calculation. The Funds may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes but prior to the time as of which the Funds calculate NAV.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

TIMING OF PAYMENTS

Income dividends, if any, are paid at least annually by each of the Funds. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. The Funds make distributions of capital gains, if any, at least annually. The Funds, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of a Fund.

DIVIDEND PAYMENT

Dividends and distributions will be paid in the form of additional Master Fund shares.

TAX INFORMATION
--------------------------------------------------------------------------------

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the

Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

o Each Master Fund will, at least annually, distribute substantially all of its net investment income and net capital gains INCOME.

o The distributions by a Master Fund to its feeder funds will either be in the form on income dividends or capital gains distributions, which result from gains on the sale or exchange of the Master Fund's capital assets held by it for more than one year.

TAX STATUS OF SHARE TRANSACTIONS

It is anticipated that the feeder funds will purchase additional shares of a Master Fund when additional investments are made in the feeder funds and redeem shares of a Master Fund in order to satisfy the feeder funds' redemption requests. Each sale, exchange or redemption of shares of a Master Fund by the feeder funds will be taxable events to the feeder funds. Any losses realized by the feeder funds on such sales, exchanges or redemptions may be subject to the limitations on such sales, exchanges or redemptions may be subject to the limitations set forth under the so-called "wash sale" rules.

STATE TAX CONSIDERATIONS

A Master Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes.


MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

The Advisor, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment adviser and manager of the Funds. The Advisor has served as the investment adviser of the Rydex Funds since each of the Fund's inception, and also serves as a sub-adviser to several other mutual funds.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended March 31, 2006, based on the average daily net assets for each Fund, as set forth below:

--------------------------------------------------------------------------------
FUND                                            ADVISORY FEE
--------------------------------------------------------------------------------
NOVA MASTER                                     0.75%
--------------------------------------------------------------------------------
INVERSE S&P 500 MASTER                          0.90%
--------------------------------------------------------------------------------
INVERSE OTC MASTER                              0.90%
--------------------------------------------------------------------------------
INVERSE GOVERNMENT LONG BOND                    0.90%
--------------------------------------------------------------------------------

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

A discussion regarding the basis for the Board's August 2005 approval of the Funds' investment advisory agreement is available in the Funds' March 31, 2005 Annual Report to Shareholders, which covers the period April 1, 2005 to March 31, 2006. A discussion regarding the basis for the Board's August 2006 approval of the Funds' investment advisory agreement will be available in the Fund's September 30, 2006 Semi-Annual Report to Shareholders, which covers the period April 1, 2006 to September 30, 2006.

PORTFOLIO MANAGEMENT

Each Fund is managed by a team of investment professionals. The following provides additional information about the portfolio managers that are jointly and primarily responsible for the day-to-day management of the Funds and their respective management roles.

MICHAEL P. BYRUM, CFA, has been associated with Rydex Investments since the Advisor was founded in 1993. Mr. Byrum was named the President of Rydex Investments in 2004 and has served as Chief Investment Officer of Rydex Investments since 2000. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Long Bond Advantage, Inverse S&P 500 and Inverse OTC Funds, and helped to create the Rydex Sector Funds, which are offered in a separate prospectus. He was named Vice President of Portfolio for Rydex Investments in 1998, and Executive Vice President in 2000. Prior to joining Rydex Investments, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio. Mr. Byrum has co-managed the Funds since their inception.

JAMES R. KING, CFA, joined Rydex Investments in 1996 and was promoted to assistant portfolio manager in 1997. In 1998, he became a portfolio manager and was promoted in 2001 to senior portfolio manager and currently serves as director of portfolio management. Mr. King has served as an interim director of equity trading and investment operations. Currently, Mr. King's team manages all of the Rydex leveraged and inverse funds, as well as the Sector Rotation Fund, which is offered in separate prospectus. Prior to joining Rydex Investments, Mr. King worked as a registered representative at DMG Securities. He holds a degree in finance from the University of Maryland. Mr. King has co-managed each of the Funds since their inception except for the Nova, Inverse S&P 500, Government Long Bond Advantage, Inverse Government Long Bond, U.S. Government Money Market and Precious Metals Funds, which he has com-managed since he joined Rydex in 1996.

MICHAEL J. DELLAPA, CFA, joined Rydex Investments in 2000 as a Research Analyst and was promoted to portfolio manager in 2003. During his tenure as a portfolio manager, he had direct oversight for the Russell 2000(R) Advantage, Healthcare, Biotechnology, and Consumer Products Funds. In 2005, Mr. Dellapa became director of investment research. Since joining Rydex Investments, Mr. Dellapa has played a key role in developing research processes and systems to enhance current funds and develop new investment products. Prior to joining Rydex Investments, Mr. Dellapa worked as an equity analyst for Invista Capital and systems analyst for Accenture. He holds an engineering degree from the University of Maryland and MBA from the University of Chicago. Mr. Dellapa has co-managed the Funds since the Fall of 2005.

Mr. Byrum generally oversees all aspects of the day-to-day management of the Rydex Funds and reviews the activities of Messrs. King and Dellapa. Mr. King generally oversees the day-to-day management of each leveraged and inverse Rydex Fund. Mr. Dellapa heads the firm's investment research efforts and oversees the selection of equity securities for each of the Rydex Funds. Each of the portfolio managers is a member of Rydex's Investment Leadership Team, which is responsible for the final review and approval of portfolio management strategies and decisions for all Rydex Funds.


Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the Funds' financial performance for the period of operations of the Funds' Shares. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided below for the period ending March 31, 2003, and all years prior, has been audited by a predecessor auditing firm. Information for subsequent periods has been audited by PricewaterhouseCoopers, LLP, whose report, along with the financial statements and related notes, appear in the Trust's 2006 Annual Report. The 2006 Annual Report is available by telephoning the transfer agent at 800.820.0888 or 301.296.5100. The 2006 Annual Report is incorporated by reference in the SAI.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.




                                                      NET REALIZED     NET INCREASE
                           NET ASSET       NET            AND           (DECREASE)     DISTRIBUTIONS   DISTRIBUTIONS
                             VALUE,     INVESTMENT     UNREALIZED      IN NET ASSET       FROM NET        FROM NET
                           BEGINNING      INCOME     GAINS (LOSSES)   VALUE RESULTING    INVESTMENT       REALIZED         TOTAL
                           OF PERIOD      (LOSS)     ON SECURITIES    FROM OPERATIONS      INCOME      CAPITAL GAINS   DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
NOVA MASTER PORTFOLIO
   MARCH 31, 2006            $45.86       $ 1.05         $  5.92          $  6.97         $    --          $   --        $    --
   March 31, 2005             42.41          .66            2.79             3.45             (--)@            --            (--)@
   March 31, 2004             27.42          .32           14.99            15.31            (.32)             --           (.32)
   March 31, 2003             45.36          .31          (17.94)          (17.63)           (.31)             --           (.31)
   March 31, 2002 *           50.00          .34           (4.62)           (4.28)           (.36)             --           (.36)

URSA MASTER PORTFOLIO
   MARCH 31, 2006             56.57         1.56           (4.62)           (3.06)             --              --             --
   March 31, 2005             59.44          .45           (3.32)           (2.87)             --              --             --
   March 31, 2004             81.01          .06          (21.59)          (21.53)           (.04)             --           (.04)
   March 31, 2003             64.57          .46           16.44            16.90            (.46)             --           (.46)
   March 31, 2002             65.19         1.22            (.35)             .87           (1.49)             --          (1.49)

ARKTOS MASTER PORTFOLIO
   MARCH 31, 2006             58.13         1.65           (7.13)           (5.48)             --              --             --
   March 31, 2005             60.55          .37           (2.79)           (2.42)             --              --             --
   March 31, 2004             88.73        (1.93)         (26.25)          (28.18)             --              --             --
   March 31, 2003             85.18         6.71           16.02            22.73          (19.18)             --         (19.18)
   March 31, 2002             96.47         1.37           (8.93)           (7.56)          (3.73)             --          (3.73)

JUNO MASTER PORTFOLIO
   MARCH 31, 2006             33.59          .55             .90             1.45              --              --             --
   March 31, 2005             34.90         (.62)           (.69)           (1.31)             --              --             --
   March 31, 2004             37.35         (.61)          (1.84)           (2.45)             --              --             --
   March 31, 2003             46.25         (.41)          (8.49)           (8.90)             --              --             --
   March 31, 2002             45.39          .69            1.14             1.83            (.97)             --           (.97)

                                                                                                 RATIOS TO
                                                                                            AVERAGE NET ASSETS:
                                                                         -------------------------------------------------------

                            NET INCREASE    NET ASSET                                                                    NET
                           (DECREASE) IN      VALUE,        TOTAL                                                     INVESTMENT
                             NET ASSET        END OF      INVESTMENT      GROSS           NET          OPERATING        INCOME
                               VALUE          PERIOD        RETURN       EXPENSES       EXPENSES       EXPENSES~        (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
NOVA MASTER PORTFOLIO
   MARCH 31, 2006             $  6.97         $52.83        15.20%         0.78%          0.78%          0.78%          1.40%
   March 31, 2005                3.45          45.86         8.14%         0.77%          0.77%          0.77%          1.26%
   March 31, 2004               14.99          42.41        55.84%         0.78%          0.78%          0.78%          0.81%
   March 31, 2003              (17.94)         27.42       (38.94)%        0.79%          0.79%          0.79%          0.91%
   March 31, 2002 *             (4.64)         45.36        (8.54)%        0.86%**        0.86%**        0.86%**        0.69%**

URSA MASTER PORTFOLIO
   MARCH 31, 2006               (3.06)         53.51        (5.41)%        0.93%          0.93%          0.93%          2.74%
   March 31, 2005               (2.87)         56.57        (4.83)%        0.92%          0.92%          0.92%          0.71%
   March 31, 2004              (21.57)         59.44       (26.58)%        0.93%          0.93%          0.93%          0.09%
   March 31, 2003               16.44          81.01        26.21%         0.94%          0.94%          0.94%          0.52%
   March 31, 2002                (.62)         64.57         1.37%         0.94%          0.94%          0.94%          1.90%

ARKTOS MASTER PORTFOLIO
   MARCH 31, 2006               (5.48)         52.65        (9.43)%        0.93%          0.93%          0.93%          2.67%
   March 31, 2005               (2.42)         58.13        (4.00)%        0.92%          0.92%          0.92%          0.66%
   March 31, 2004              (28.18)         60.55       (31.76)%        0.93%          0.93%          0.93%          0.10%
   March 31, 2003                3.55          88.73        20.95%         0.94%          0.94%          0.94%          0.51%
   March 31, 2002              (11.29)         85.18        (8.03)%        0.94%          0.94%          0.94%          1.63%

JUNO MASTER PORTFOLIO
   MARCH 31, 2006                1.45          35.04         4.32%         4.26%          4.26%          0.93%          1.18%
   March 31, 2005               (1.31)         33.59        (3.75)%        4.71%          4.71%          0.92%         (1.93)%
   March 31, 2004               (2.45)         34.90        (6.56)%        5.12%#         5.12%#         0.93%         (3.39)%
   March 31, 2003               (8.90)         37.35       (19.24)%        5.18%#^        5.18%#^        0.94%         (2.72)%
   March 31, 2002                 .86          46.25         4.12%         0.93%          0.93%          0.93%          1.61%





                                        NET ASSETS,
                           PORTFOLIO      END OF
                            TURNOVER   PERIOD (000'S
                             RATE***      OMITTED)
----------------------------------------------------
NOVA MASTER PORTFOLIO
   MARCH 31, 2006             192%      $  260,305
   March 31, 2005             388%         295,669
   March 31, 2004             540%         266,248
   March 31, 2003             603%         170,793
   March 31, 2002 *           401%         291,992

URSA MASTER PORTFOLIO
   MARCH 31, 2006              --          423,300
   March 31, 2005              --          418,267
   March 31, 2004              --          444,281
   March 31, 2003              --          529,062
   March 31, 2002              --          228,485

ARKTOS MASTER PORTFOLIO
   MARCH 31, 2006              --          169,788
   March 31, 2005              --          236,748
   March 31, 2004              --          262,356
   March 31, 2003              --          149,147
   March 31, 2002              --          115,929

JUNO MASTER PORTFOLIO
   MARCH 31, 2006             179%       1,527,078
   March 31, 2005             101%       2,775,592
   March 31, 2004             187%       1,445,842
   March 31, 2003              --          189,968
   March 31, 2002              --           33,105


*     SINCE THE COMMENCEMENT OF OPERATIONS: AUGUST 1, 2001-- NOVA MASTER
      PORTFOLIO.

**    ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR. THE URSA MASTER PORTFOLIO AND THE ARKTOS MASTER PORTFOLIO TYPICALLY HOLD MOST OF THEIR INVESTMENTS IN OPTIONS AND FUTURES CONTRACTS WHICH ARE DEEMED SHORT-TERM SECURITIES.

~     OPERATING EXPENSES EXCLUDE INTEREST EXPENSE FROM SECURITIES SOLD SHORT.

@     Less than $.01 per share: Nova Master Portfolio = $.00009

^     UNAUDITED

# THE JUNO MASTER PORTFOLIO HAS RESTATED ITS RATIOS OF GROSS AND NET EXPENSES TO AVERAGE NET ASSETS IN THE FINANCIAL HIGHLIGHTS IN ORDER TO REFLECT THE RECLASSIFICATION OF INTEREST EXPENSE FROM SECURITIES SOLD SHORT. THIS RESTATEMENT HAD NO EFFECT ON THE JUNO MASTER PORTFOLIO'S NET ASSET VALUE, PER SHARE VALUE, NET INVESTMENT INCOME RATIOS AND TOTAL INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS DURING ANY PERIOD.

BENCHMARK INFORMATION
--------------------------------------------------------------------------------

STANDARD &POOR'S AND NASDAQ (THE "INDEX PUBLISHERS") DO NOT SPONSOR, ENDORSE, SELL OR PROMOTE THE FUNDS AND MAKE NO REPRESENTATION OR WARRANTY, IMPLIED OR EXPRESS, TO THE INVESTORS IN THE FUNDS, OR ANY MEMBERS OF THE PUBLIC, REGARDING:

      o     THE ADVISABILITY OF INVESTING IN INDEX FUNDS;

      o     THE ABILITY OF ANY INDEX TO TRACK STOCK MARKET PERFORMANCE;

      o THE ACCURACY AND/OR THE COMPLETENESS OF THE AFOREMENTIONED INDICES OR ANY DATA INCLUDED THEREIN;

      o THE RESULTS TO BE OBTAINED BY ANY OF THE FUNDS, THE INVESTORS IN THE FUNDS, OR ANY PERSON OR ENTITY FROM THE USE OF THE INDICES OR DATA INCLUDED THEREIN; AND

      o THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN.

FURTHER, NONE OF THE INDEX PUBLISHERS:

      o     RECOMMEND THAT ANY PERSON INVEST IN THE FUNDS OR ANY OTHER
            SECURITIES;

      o HAVE ANY RESPONSIBILITY OR LIABILITY FOR OR MAKE ANY DECISIONS ABOUT THE TIMING, AMOUNT OR PRICING OF THE FUNDS, INCLUDING CALCULATION OF NAV;

      o HAVE ANY RESPONSIBILITY OR LIABILITY FOR THE ADMINISTRATION, MANAGEMENT OR MARKETING OF THE FUNDS;

      o CONSIDER THE NEEDS OF THE FUNDS OR THE INVESTORS IN THE FUNDS IN DETERMINING, COMPOSING OR CALCULATING THE INDEXES OR HAS ANY OBLIGATION TO DO SO;

      o WILL HAVE ANY LIABILITY IN CONNECTION WITH THE FUNDS OR FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN CONNECTION WITH THE INDEXES OR THE RELATED DATA;

      o WILL BE LIABLE FOR ANY LOST PROFITS OR INDIRECT PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF SUCH INDEX PUBLISHER KNOWS THAT THEY MIGHT OCCUR.

"STANDARD & POOR'S(R)," "S&P(R)," "S&P 500(R)," "STANDARD & POOR'S 500" AND "500," ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY RYDEX INVESTMENTS. THE RYDEX FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE RYDEX FUNDS.

MORE INFORMATION ABOUT THE INDEX PUBLISHERS IS LOCATED IN THE SAI.

      ADDITIONAL AND MORE DETAILED INFORMATION ABOUT THE FUNDS IS INCLUDED IN THE TRUST'S SAI DATED AUGUST 1, 2006. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("HTTP://WWW.SEC.GOV") THAT CONTAINS EACH SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.551.8090). YOU MAY REQUEST DOCUMENTS BY MAIL FROM THE SEC, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102. YOU MAY ALSO OBTAIN THIS INFORMATION UPON PAYMENT OF A DUPLICATION FEE, BY EMAILING THE SEC AT THE FOLLOWING ADDRESS: PUBLICINFO@SEC.GOV.

      YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING 800.820.0888 OR 301.296.5100, VISITING THE RYDEX WEB SITE AT WWW.RYDEXINVESTMENTS.COM, OR WRITING TO RYDEX SERIES FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850. ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE TRUST'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING THEIR LAST FISCAL YEAR.

      NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX INVESTMENTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

      THE TRUST'S SEC REGISTRATION NUMBER IS 811-07584.

                       RYDEX INVESTMENTS PRIVACY POLICIES

RYDEX FUNDS, RYDEX GLOBAL ADVISORS, RYDEX DISTRIBUTORS, INC.,
RYDEX ADVISORY SERVICES AND RYDEX CAPITAL PARTNERS (COLLECTIVELY 'RYDEX")
(NOT A PART OF THIS PROSPECTUS)
--------------------------------------------------------------------------------

OUR COMMITMENT TO YOU

When you become a Rydex investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone--whether it is your personal information or the fact that you are a current or former Rydex client.

THE INFORMATION WE COLLECT ABOUT YOU

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Rydex account application or when you request a transaction that involves the Rydex Funds or one of the Rydex affiliated companies. "Nonpublic personal information" is personally identifiable private information about you. For example, it includes information regarding your name and address, social security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (E.G., purchase and redemption history).

HOW WE HANDLE YOUR PERSONAL INFORMATION

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Rydex. For example, if you ask to transfer assets from another financial institution to Rydex, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Rydex investment products and services, we may share your information within the Rydex family of affiliated companies. This would include, for example, sharing your information within Rydex so we can make you aware of new Rydex funds or the services offered through another Rydex affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

OPT OUT PROVISIONS

WE DO NOT SELL YOUR PERSONAL INFORMATION TO ANYONE. The law allows you to "opt out" of only certain kinds of information sharing with third parties. The Firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

HOW WE PROTECT PRIVACY ONLINE

Our concern for the privacy of our shareholders also extends to those who use our web site, www.rydexinvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Rydex web site offers customized features that require our use of "HTTP cookies"--tiny pieces of information that we ask your browser to store.

                          (NOT PART OF THE PROSPECTUS)

However, we make very limited use of these cookies. We only use cookies for session management and security features on the Rydex web site. We do not use them to pull data from your hard drive, to learn your email address or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the Legal Information area on our web site for more details about web site security and privacy features.

HOW WE SAFEGUARD YOUR PERSONAL INFORMATION

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

WE'LL KEEP YOU INFORMED

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at www.rydexinvestments.com. Should you have any questions regarding our Privacy Policy, contact us at
800.820.0888 or 301.296-5100.

                          (NOT PART OF THE PROSPECTUS)

[LOGO] RYDEXINVESTMENTS
       ESSENTIAL FOR MODERN MARKETS(TM)

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
WWW.RYDEXINVESTMENTS.COM

        PLEASE SEE THE RYDEX FUNDS' PRIVACY POLICY INSIDE THE BACK COVER.

                       STATEMENT OF ADDITIONAL INFORMATION
                               RYDEX SERIES FUNDS

                         9601 Blackwell Road, Suite 500
                            Rockville, Maryland 20850

                            800.820.0888 301.296.5100
                            WWW.RYDEXINVESTMENTS.COM

This Statement of Additional Information ("SAI") relates to shares of the following portfolios (the "Funds") of Rydex Series Funds (the "Trust"):

DOMESTIC EQUITY FUNDS                             SECTOR FUNDS
---------------------                             ------------
NOVA FUND                                         BANKING FUND
S&P 500 FUND                                      BASIC MATERIALS FUND
INVERSE S&P 500 FUND                              BIOTECHNOLOGY FUND
    (FORMERLY, URSA FUND)                         CONSUMER PRODUCTS FUND
LARGE-CAP GROWTH FUND                             ELECTRONICS FUND
LARGE-CAP VALUE FUND                              ENERGY FUND
OTC FUND                                          ENERGY SERVICES FUND
INVERSE OTC FUND                                  FINANCIAL SERVICES FUND
    (FORMERLY, ARKTOS FUND)                       HEALTH CARE FUND
MID-CAP ADVANTAGE FUND                            INTERNET FUND
    (FORMERLY, MEDIUS FUND)                       LEISURE FUND
INVERSE MID-CAP FUND                              PRECIOUS METALS FUND
MID-CAP GROWTH FUND                               REAL ESTATE FUND
MID-CAP VALUE FUND                                RETAILING FUND
RUSSELL 2000(R) ADVANTAGE FUND                    TECHNOLOGY FUND
    (FORMERLY, MEKROS FUND)                       TELECOMMUNICATIONS FUND
RUSSELL 2000(R) FUND                              TRANSPORTATION FUND
INVERSE RUSSELL 2000(R) FUND                      UTILITIES FUND
    (FORMERLY, INVERSE SMALL-CAP FUND)
SMALL-CAP GROWTH FUND                             ALTERNATIVE FUNDS
SMALL-CAP VALUE FUND                              -----------------
                                                  COMMODITIES FUND
                                                  DYNAMIC STRENGTHENING DOLLAR FUND
INTERNATIONAL EQUITY FUNDS                            (FORMERLY, STRENGTHENING DOLLAR FUND)
--------------------------                        DYNAMIC WEAKENING DOLLAR FUND
EUROPE ADVANTAGE FUND                                 (FORMERLY, WEAKENING DOLLAR FUND)
    (FORMERLY, LARGE-CAP EUROPE FUND)
JAPAN ADVANTAGE FUND
    (FORMERLY, LARGE-CAP JAPAN FUND)              ALTERNATIVE STRATEGIES FUNDS
                                                  ----------------------------
                                                  SECTOR ROTATION FUND
    MASTER FUNDS                                  MULTI-CAP CORE EQUITY FUND
    ------------                                      (FORMERLY, CORE EQUITY FUND)
NOVA MASTER FUND                                  ABSOLUTE RETURN STRATEGIES FUND
INVERSE OTC MASTER FUND                           HEDGED EQUITY FUND
INVERSE S&P 500 MASTER FUND
INVERSE GOVERNMENT LONG BOND MASTER FUND
                                                      MONEY MARKET FUND
                                                      -----------------
FIXED INCOME FUNDS                                U.S. GOVERNMENT MONEY MARKET FUND
------------------
GOVERNMENT LONG BOND ADVANTAGE FUND
    (FORMERLY, U.S. GOVERNMENT BOND FUND)
INVERSE GOVERNMENT LONG BOND FUND
    (FORMERLY, JUNO FUND)

This SAI is not a prospectus. It should be read in conjunction with the Trust's current prospectuses for the Advisor Class, Investor Class, A-Class, C-Class and H-Class Shares dated August 1, 2006 (each a "Prospectus," and together, the "Prospectuses"). Copies of the Trust's Prospectuses are available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone numbers above. The Funds' most recent financial statements are incorporated herein by reference and must be delivered with this SAI.

                     The date of this SAI is August 1, 2006

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                            PAGE

GENERAL INFORMATION ABOUT THE TRUST............................................1

INVESTMENT POLICIES, TECHNIQUES, AND RISK FACTORS..............................2

ADDITIONAL INFORMATION ABOUT THE SECTOR FUNDS.................................28

DESCRIPTION OF THE MONEY MARKET FUND..........................................32

INVESTMENT RESTRICTIONS.......................................................32

BROKERAGE ALLOCATION AND OTHER PRACTICES......................................40

MANAGEMENT OF THE TRUST.......................................................49

PRINCIPAL HOLDERS OF SECURITIES...............................................70

DETERMINATION OF NET ASSET VALUE..............................................95

PURCHASE AND REDEMPTION OF SHARES.............................................97

A-CLASS SHARES - INITIAL SALES CHARGES, REDUCTIONS AND WAIVERS ...............98

DIVIDENDS, DISTRIBUTIONS, AND TAXES..........................................101

OTHER INFORMATION............................................................108

INDEX PUBLISHERS.............................................................110

COUNSEL......................................................................111

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................111

CUSTODIAN ...................................................................111

FINANCIAL STATEMENTS.........................................................112

APPENDIX A - DESCRIPTION OF BOND RATINGS.....................................A-1

APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES............................B-1

GENERAL INFORMATION ABOUT THE TRUST

The Trust was organized as a Delaware statutory trust on February 10, 1993. The Trust is permitted to offer separate portfolios and different classes of shares. All payments received by the Trust for shares of any Fund belong to that Fund. Each Fund has its own assets and liabilities.

This SAI relates to the following series of the Trust, which are categorized below according to each Fund's type of investment strategy:

------------------------------------------------------------------------------------------------------------------------
                                               THE "DOMESTIC EQUITY FUNDS"
------------------------------------------------------------------------------------------------------------------------
Nova Fund                                      Mid-Cap Advantage Fund                         Small-Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------
S&P 500 Fund                                   Inverse Mid-Cap Fund                           Small-Cap Value Fund
------------------------------------------------------------------------------------------------------------------------
Inverse S&P 500 Fund                           Mid-Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth Fund                          Mid-Cap Value Fund
------------------------------------------------------------------------------------------------------------------------
Large-Cap Value Fund                           Russell 2000(R) Advantage Fund
------------------------------------------------------------------------------------------------------------------------
OTC Fund                                       Russell 2000(R) Fund
------------------------------------------------------------------------------------------------------------------------
Inverse OTC Fund                               Inverse Russell 2000(R) Fund
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                    THE "SECTOR FUNDS"
------------------------------------------------------------------------------------------------------------------------
Banking Fund                                     Financial Services Fund                       Technology Fund
------------------------------------------------------------------------------------------------------------------------
Basic Materials Fund                             Health Care Fund                              Telecommunications Fund
------------------------------------------------------------------------------------------------------------------------
Biotechnology Fund                               Internet Fund                                 Transportation Fund
------------------------------------------------------------------------------------------------------------------------
Consumer Products Fund                           Leisure Fund                                  Utilities Fund
------------------------------------------------------------------------------------------------------------------------
Electronics Fund                                 Precious Metals Fund
------------------------------------------------------------------------------------------------------------------------
Energy Fund                                      Real Estate Fund
------------------------------------------------------------------------------------------------------------------------
Energy Services Fund                             Retailing Fund
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                             THE "INTERNATIONAL EQUITY FUNDS"
------------------------------------------------------------------------------------------------------------------------
Europe Advantage Fund                                                  Japan Advantage Fund
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                 THE "FIXED INCOME FUNDS"
------------------------------------------------------------------------------------------------------------------------
Government Long Bond Advantage Fund                                    Inverse Government Long Bond Advantage Fund
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                 THE "ALTERNATIVE FUNDS"
------------------------------------------------------------------------------------------------------------------------
Commodities  Fund                                                      Dynamic Weakening Dollar Fund
------------------------------------------------------------------------------------------------------------------------
Dynamic Strengthening Dollar Fund
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                            THE "ALTERNATIVE STRATEGIES FUNDS"
------------------------------------------------------------------------------------------------------------------------
Sector Rotation Fund                                                  Absolute Return Strategies Fund
------------------------------------------------------------------------------------------------------------------------
Multi-Cap Core Equity Fund                                            Hedged Equity Fund
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                 THE "MONEY MARKET FUND"
------------------------------------------------------------------------------------------------------------------------
U.S. Government Money Market  Fund
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                   THE "MASTER FUNDS*"
------------------------------------------------------------------------------------------------------------------------
                                                     Nova Master Fund
------------------------------------------------------------------------------------------------------------------------
                                                 Inverse OTC Master Fund
------------------------------------------------------------------------------------------------------------------------
                                               Inverse S&P 500 Master Fund
------------------------------------------------------------------------------------------------------------------------
                                         Inverse Government Long Bond Master Fund
------------------------------------------------------------------------------------------------------------------------

* THESE FUNDS SERVE AS MASTER FUNDS IN A MASTER-FEEDER ARRANGEMENT WITH THE NOVA, INVERSE S&P 500, INVERSE OTC AND INVERSE GOVERNMENT LONG BOND FUNDS, RESPECTIVELY. FOR MORE INFORMATION ON THE MASTER-FEEDER STRUCTURE, SEE "DIVIDENDS, DISTRIBUTIONS, AND TAXES - MASTER-FEEDER STRUCTURE."

Each Fund is an open-end, management investment company. The Trust currently offers Investor Class Shares, Advisor Class Shares, A-Class Shares, C-Class Shares and H-Class Shares of the Funds. The different classes provide for variations in certain shareholder servicing and distribution expenses and in the minimum initial investment requirement. In addition, an initial sales charge is imposed on the purchase of A-Class Shares, and a contingent deferred sales load is imposed on the redemption of C-Class Shares. Sales charges and minimum investment requirements are described in the Prospectuses. For more information on shareholder servicing and distribution expenses, see "Dividends, Distributions, and Taxes." Additional Funds and/or classes of shares may be created from time to time.

INVESTMENT POLICIES, TECHNIQUES, AND RISK FACTORS

GENERAL

Each Fund's investment objective and principal investment strategies are described in the Funds' Prospectuses. The benchmark of the Nova Fund, Nova Master Fund, Inverse S&P 500 Fund, Inverse S&P 500 Master Fund, OTC Fund, Government Long Bond Advantage Fund, Inverse Government Long Bond Fund and Inverse Government Long Bond Master Fund and are fundamental policies which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The investment objective of each Domestic Equity Fund (except for the Nova Fund, Inverse S&P 500 Fund, and OTC
Fund), Sector Fund, International Equity Fund, Alternative Fund, Alternative Strategies Fund and Master Fund (except for the Nova Master Fund and Inverse S&P 500 Master Fund) is non-fundamental and may be changed without the consent of the holders of a majority of that Fund's outstanding shares. The following information supplements, and should be read in conjunction with, those sections of the Funds' Prospectuses.

Portfolio management is provided to each Fund by the Trust's investment adviser, PADCO Advisors, Inc., a Maryland corporation with offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. PADCO Advisors, Inc. operates under the name Rydex Investments (the "Advisor"). The investment strategies of the Funds discussed below and in the Prospectuses may be used by a Fund if, in the opinion of the Advisor, these strategies will be advantageous to that Fund. A Fund is free to reduce or eliminate its activity with respect to any of the following investment techniques without changing the Fund's fundamental investment policies. There is no assurance that any of the Funds' strategies or any other strategies and methods of investment available to a Fund will result in the achievement of that Fund's objectives.

BORROWING

While the Funds do not anticipate doing so, the Domestic Equity Funds (except for the Inverse S&P 500 Fund, OTC Fund, and Inverse OTC Fund), Sector Funds, International Equity Funds, Government Long Bond Advantage Fund, Alternative Funds, Alternative Strategies Funds and Nova Master Fund may borrow money for investment purposes. Borrowing for investment is one form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Since substantially all of a Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share ("NAV") of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Domestic Equity Funds (except for the Inverse

S&P 500 Fund, OTC Fund, and Inverse OTC Fund), Sector Funds, International Equity Funds, Government Long Bond Advantage Fund, Alternative Funds, Alternative Strategies Funds and Nova Master Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Funds intend to use leverage during periods when the Advisor believes that the respective Fund's investment objective would be furthered.

Each Fund may also borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. As required by the Investment Company Act of 1940, as amended (the "1940 Act"), a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund's assets should fail to meet this 300% coverage test, a Fund, within three days (not including Sundays and holidays), will reduce the amount of a Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of a Fund's total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings for extraordinary or emergency purposes.

CURRENCY TRANSACTIONS

Although the International Equity Funds, Commodities Fund, Absolute Return Strategies Fund and Hedged Equity Fund do not currently expect to engage in currency hedging, currency transactions may be used in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures and options thereon, exchange listed and over-the-counter options ("OTC options") on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P(R) or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A Fund's dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions ("Transaction Hedging") or portfolio positions ("Position Hedging"). Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Fund may enter into Transaction Hedging out of a desire to preserve the U.S. Dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund will be able to protect itself against possible losses resulting from changes in the relationship between the U.S. Dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. A Fund may use Position Hedging when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund has or in which that Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. Dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Advisor considers that the Swedish krone is linked to the euro, the Fund holds securities denominated in krone and the Advisor believes that the value of the krone will decline against the U.S.
Dollar, the Advisor may enter into a contract to sell euros and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will "cover" its position so as not to create a "senior security" as defined in Section 18 of the 1940 Act.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

DYNAMIC STRENGTHENING DOLLAR FUND AND DYNAMIC WEAKENING DOLLAR FUND. While the Dynamic Strengthening Dollar and Dynamic Weakening Dollar Funds do not anticipate doing so they may conduct currency exchange transactions on a spot basis. Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. The Dynamic Strengthening Dollar and Dynamic Weakening Dollar Funds will regularly enter into forward currency contracts.

The Dynamic Strengthening Dollar and Dynamic Weakening Dollar Funds may invest in a combination of forward currency contracts and U.S. Dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a "synthetic" position in the particular foreign-currency instrument whose performance the manager is trying to duplicate. For example, the combination of U.S. Dollar-denominated instruments with "long" forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

The Dynamic Strengthening Dollar and Dynamic Weakening Dollar Funds may invest in forward currency contracts to engage in either Transaction Hedging or Position Hedging. The Dynamic Strengthening Dollar and Dynamic Weakening Dollar Funds may use forward currency contracts for Position Hedging if consistent with its policy of trying to expose its net assets to foreign currencies. The Dynamic Strengthening Dollar and Dynamic Weakening Dollar Funds are not required to enter into forward currency contracts for hedging purposes and it is possible that the Funds may not be able to hedge against a currency devaluation that is so generally anticipated that the Funds are unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible that, under certain circumstances, the Dynamic Strengthening Dollar and Dynamic Weakening Dollar Funds may have to limit their currency transactions to qualify as a "regulated investment company" under the U.S. Internal Revenue Code of 1986, as amended (the "Code").

The Dynamic Strengthening Dollar and Dynamic Weakening Dollar Funds currently do not intend to enter into a forward currency contract with a term of more than one year, or to engage in Position Hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of their portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments
to) that particular currency.

At or before the maturity of a forward currency contract, the Dynamic Strengthening Dollar and Dynamic Weakening Dollar Funds may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an "offsetting" contract obligating it to buy, on the same maturity date, the same amount of the currency.

If the Dynamic Strengthening Dollar and Dynamic Weakening Dollar Funds engage in an offsetting transaction, they may later enter into a new forward currency contract to sell the currency. If the Funds engage in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

The Dynamic Strengthening Dollar and Dynamic Weakening Dollar Funds may convert their holdings of foreign currencies into U.S. Dollars from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, and offer to buy the currency at a lower rate if the Fund tries to resell the currency to the dealer.

FOREIGN CURRENCY OPTIONS. The International Equity, Dynamic Strengthening Dollar, Dynamic Weakening Dollar, Absolute Return Strategies and Hedged Equity Funds may invest in foreign currency-denominated securities and may buy or sell put and call options on foreign currencies. The Funds may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a fund to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

FOREIGN CURRENCIES

The International Equity Funds, Absolute Return Strategies Fund and Hedged Equity Fund may, and the Dynamic Strengthening Dollar Fund and Dynamic Weakening Dollar Fund will, invest directly and indirectly in foreign currencies. Investments in foreign currencies are subject to numerous risks, not the least of which is the fluctuation of foreign currency exchange rates with respect to the U.S. Dollar. Exchange rates fluctuate for a number of reasons.

o INFLATION. Exchange rates change to reflect changes in a currency's buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

o TRADE DEFICITS. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country's goods more expensive and less competitive and so reducing demand for its currency.

o INTEREST RATES. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation long-term results may be the opposite.

o BUDGET DEFICITS AND LOW SAVINGS RATES. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measure to cope with its deficits and debt.

o POLITICAL FACTORS. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall is a country appears a less desirable place in which to invest and do business.

o GOVERNMENT CONTROL. Through their own buying and selling of currencies, the world's central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people's expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal. The value of the Funds' investments is calculated in U.S. Dollars each day that the New York Stock Exchange ("NYSE") is open for business. As a result, to the extent that a Fund's assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. Dollar, the Fund's NAV as expressed in U.S. Dollars (and, therefore, the value of your investment) should increase. If the U.S. Dollar appreciates relative to the other currencies, the opposite should occur. The currency-related gains and losses experienced by the Funds will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. Dollars. Gains or losses on shares of the Funds will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. Dollars, in relation to the original U.S. Dollar purchase price of the shares. The amount of appreciation or depreciation in the Funds' assets also will be affected by the net investment income generated by the money market instruments in which the Funds invest and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

The International Equity, Dynamic Strengthening Dollar, Dynamic Weakening Dollar, Absolute Return Strategies and Hedged Equity Funds may incur currency exchange costs when they sell instruments denominated in one currency and buy instruments denominated in another.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

FOREIGN CURRENCY WARRANTS. The Dynamic Strengthening Dollar and Dynamic Weakening Dollar Funds may invest in foreign currency warrants. Foreign currency warrants such as Currency Exchange Warrants(SM) ("CEWs(SM)") are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. Dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. Dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. Dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. Dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (I.E., unless the U.S. Dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (I.E., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

PRINCIPAL EXCHANGE RATE LINKED SECURITIES. The Dynamic Strengthening Dollar and Dynamic Weakening Dollar Funds may invest in principal exchange rate linked securities ("PERLs(SM)"). PERLs(SM) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. Dollar and a particular foreign currency at or about that time. The return on "standard" PERLs(SM) is enhanced if the foreign currency to which the security is linked appreciates against the U.S. Dollar, and is adversely affected by increases in the foreign exchange value of the U.S. Dollar; "reverse" PERLs(SM) are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. Dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. Dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (I.E., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLs(SM) may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

PERFORMANCE INDEXED PAPER. The Dynamic Strengthening Dollar and Dynamic Weakening Dollar Funds may invest in performance indexed paper ("PIPs(SM)"). PIPs(SM) is U.S. Dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs(SM) is established at maturity as a function of spot exchange rates between the U.S. Dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. Dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

DEBT SECURITIES

The Fixed Income,  Alternative,  and Alternative  Strategies Funds may invest in debt securities. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk

FIXED INCOME SECURITIES

The market value of the fixed income investments in which the Fixed Income, Alternative and Alternative Strategies Funds may invest will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise.
Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund's NAV. Additional information regarding fixed income securities is described below:

o DURATION. Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

o     VARIABLE  AND  FLOATING  RATE  SECURITIES.   Variable  and  floating  rate
      instruments involve certain obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a set floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

NON-INVESTMENT-GRADE SECURITIES. The Absolute Return Strategies and Hedged Equity Funds may invest in non-investment-grade securities. Non-investment-grade securities, also referred to as "high-yield securities" or "junk bonds," are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody's Investors Service, Inc. or lower than BBB- by Standard & Poor's) or are determined to be of comparable quality by the fund's advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund's advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily NAV of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

Except as otherwise provided in the Absolute Return Strategies and Hedged Equity Funds' Prospectus, if a credit-rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Advisor deems it in the best interest of shareholders.

EQUITY SECURITIES

The Funds may invest in equity securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a fund invests will cause the NAV of the fund to fluctuate. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The Domestic Equity, Sector, International Equity, Alternative, and Alternative Strategies Funds may purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below.

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

      Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

o MASTER LIMITED PARTNERSHIPS ("MLPS"). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the U.S. Securities and Exchange Commission ("SEC") and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

      The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

FOREIGN ISSUERS

The Domestic Equity, Sector, International Equity and Alternative Strategies Funds may invest in issuers located outside the United States through American Depositary Receipts ("ADRs"), "ordinary shares," or "New York shares" issued and traded in the United States or through securities denominated in foreign currencies and traded on foreign exchanges. ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. Dollars, which protect the Funds from the foreign settlement risks described below.

Investing in foreign companies may involve risks not typically associated with investing in United States companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than United States markets, and prices in some foreign markets can be very volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to United States companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for United States investments.

Investing in companies located abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investment may be affected by actions of foreign governments adverse to the interests of United States investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on United States investment, or on the ability to repatriate assets or to convert currency into U.S. Dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

RISK FACTORS REGARDING EUROPE. The Europe Advantage Fund seeks to provide investment results which correlate to the performance of the Dow Jones STOXX 50SM Index (the "STOXX 50 Index"). The STOXX 50 Index is a capitalization-weighted index composed of 50 European blue chip stocks. Index members are chosen by STOXX Ltd. from 17 countries under criteria designed to identify highly liquid companies that are market leaders in their sectors. The 17 countries include Switzerland, Norway, and 15 of the 25 countries of the European Union ("EU") - Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, Sweden and the United Kingdom.

Investing in Euro-denominated securities entails risk of being exposed to a new currency that may not fully reflect the strengths and weaknesses of the disparate economies that make up the EU. On January 1, 1999, the EU established a single currency, the Euro, to replace each member country's domestic currency. Following a three-year transition period, the Euro began circulating on January 1, 2002, and replaced the currencies previously used by Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

The European Continent's economies are diverse, its governments are decentralized and its cultures differ widely. The adoption of a supranational currency has created uncertainties with regard to each member country's ability to coordinate the EU's monetary policy with their national fiscal policies and other political concerns. As economic conditions across member countries vary from robust to dismal, there is continued concern about national-level support for the Euro. According to the Maastricht treaty, member countries must maintain inflation below 3.3%, public debt below 60% of GDP, and a deficit of 3% or less of GDP to qualify for participation in the Euro. These requirements severely limit member countries' ability to implement monetary policy to address regional economic conditions. The potentially extensive ramifications of these uncertainties represent important risk considerations for investors in Euro-denominated securities.

The securities markets of many European countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a portfolio invested in securities of European companies may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S.

In addition, the securities markets of European countries are subject to varying degrees of regulation, which may be either less or more restrictive than that imposed by the U.S. Government. For example, the reporting, accounting and auditing standards of European countries differ from U.S. standards in important respects and less information is available to investors in securities of European companies than to investors in U.S. securities.

The EU has been extending its influence to the east. It has accepted several new members that were previously behind the Iron Curtain, and has plans to accept several more in the medium-term. It is hoped that membership for these countries will help cement economic and political stability. Nevertheless, eight of the new entrants are former Soviet satellites and remain burdened to various extents by the inherited inefficiencies of centrally planned economies similar to what existed under the former Soviet Union. The current and future status of the EU continues to be the subject of political controversy, with widely differing views both within and between member countries.

Increased terrorism activity and related geo-political risks have led to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

RISK FACTORS REGARDING JAPAN.

The Japan Advantage Fund seeks to provide investment results that correlate to the performance of Japan's Topix 100 Index. The Topix 100 Index is an index designed to measure performance of the 100 most liquid stocks with the largest market capitalization that are members of the broader Topix Index. The Topix and Topix 100 Indices are published by the Tokyo Stock Exchange ("TSE").

For three decades overall real economic growth in Japan had been spectacular: a 10% average in the 1960s, a 5% average in the 1970s, and a 4% average in the 1980s. Growth slowed markedly in the 1990s, averaging just 1.7%, largely because of the after effects of overinvestment during the late 1980s and contractionary domestic policies intended to wring speculative excesses from the stock and real estate markets. From 2000 to 2003, government efforts to revive economic growth met with little success and were further hampered by the slowing of the US, European, and Asian economies. In 2004, growth improved and the lingering fears of deflation in prices and economic activity lessened. In 2005, Japan's Gross Domestic Product ("GDP") grew by 2.7% in real terms, the largest growth since the beginning of the government's growth initiative. Japan's huge government debt, which totals more than 160% of GDP, and the aging of the population are two major long-run problems. A rise in taxes could be viewed as endangering the revival of growth.

Japanese  unemployment  levels  are  high and  have  been an area of  increasing concern. Also of concern are Japan's trade surpluses. As a trade-dependent nation long used to high levels of government protection, it is unclear how the Japanese economy will react to the potential adoption of the trade liberalization measures which are constantly promoted by their trading partners. Japan's heavy dependence on international trade has been adversely affected by trade tariffs and other protectionist measures, as well as the economic condition of its trading partners. Japan's high volume of exports, such as automobiles, machine tools and semiconductors, has caused trade tensions, particularly with the Unites States. The relaxing of official and de facto barriers to imports, or hardships created by any pressures brought by trading partners, could adversely affect Japan's economy. Additionally, the strength of the yen itself may prove an impediment to strong continued exports and economic recovery, because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan. Since the Japanese economy is so dependent on exports, any fall off in exports may be seen as a sign of economic weakness, which may adversely affect the market.

The most pressing need for action is the daunting task of overhauling the nation's financial institutions and securing public support for taxpayer-funded bailouts. Banks, in particular, must dispose of their huge overhang of bad loans and trim their balance sheets in preparation for greater competition from foreign institutions as more areas of the financial sector are opened. In addition, the Japanese securities markets are less regulated than the U.S. markets, and evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights also are not always enforced. Successful financial sector reform would allow Japan's financial institutions to act as a catalyst for economic recovery at home and across the troubled Asian region. Internal conflict over the proper way to reform the ailing banking system continues.

ILLIQUID SECURITIES

While none of the Funds anticipates doing so, each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not invest more than 15% (10% with respect to the Money Market Fund) of the Fund's net assets in illiquid securities. If the percentage of a Fund's net assets invested in illiquid securities exceeds 15% (10% for the Money Market
Fund) due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Each Fund will adhere to a more restrictive limitation on the Fund's investment in illiquid securities as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the "SEC, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. A

Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The Board of Trustees of the Trust (the "Board") has delegated the responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by a Fund to the Advisor.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Funds (other than the Fixed Income Funds and Money Market Fund) may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC. Generally, a Fund, therefore, may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. A Fund may also invest in the securities of other investment companies if such securities are the only investment securities held by the Fund, such as through a master-feeder arrangement. The Fixed Income Funds and Money Market Fund may invest in the securities of other investment companies only as part of a merger, reorganization, or acquisition, subject to the requirements of the 1940 Act.

If a Fund invests in, and thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.

Investment companies may include index-based investments such as exchange-traded funds ("ETFs"), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in ETFs is the same as investing in a portfolio of equity securities comprising the index. The market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). ETFs may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

LENDING OF PORTFOLIO SECURITIES

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds' Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral), except that the Money Market Fund may not lend more than 10% of its total assets. No Fund will lend portfolio securities to the Advisor or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent. By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government securities or letters of credit are used as collateral.

Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

FUTURES AND OPTIONS TRANSACTIONS

FUTURES AND OPTIONS ON FUTURES. The Funds (other than the Money Market Fund) may use futures contracts and related options for BONA FIDE hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). To the extent the Funds use futures and/or options on futures, they will do so in accordance with Rule 4.5 under the Commodity Exchange Act ("CEA"). The Trust, on behalf of all of its series, including the Funds, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, a Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, a Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Funds' use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Advisor's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. The Funds, except for the Money Market Fund, may buy put and call options and write (sell) put and call options on securities and on stock indices listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing each Fund's respective investment objective.

A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that a Fund will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When a Fund writes an option on a security, on an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

A Fund may trade put and call options on securities, securities indices and currencies, as the Advisor determines is appropriate in seeking a Fund's investment objective, and except as restricted by a Fund's investment limitations. See "Investment Restrictions."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or a Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that a Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium; therefore if price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and a Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

RISKS ASSOCIATED WITH COMMODITY FUTURES CONTRACTS. There are several additional risks associated with the Commodities Fund's transactions in commodity futures contracts.

o STORAGE. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Commodities Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

o REINVESTMENT. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

o OTHER ECONOMIC FACTORS. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund's investments to greater volatility than investments in traditional securities.

o COMBINED POSITIONS. The Fund may purchase and write options in combination with each other. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

HYBRID INSTRUMENTS

The Commodities Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. Dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

PORTFOLIO TURNOVER

As discussed in the Trust's Prospectuses, the Trust anticipates that investors in the Funds, other than the Commodities Fund, Sector Rotation Fund, Multi-Cap Core Equity Fund, Absolute Return Strategies Fund and Hedged Equity Fund, as part of an asset allocation investment strategy, will frequently purchase and/or redeem shares of the Funds. The nature of the Funds as asset allocation tools will cause the Funds to experience substantial portfolio turnover. (See
"Purchasing and Redeeming Shares" and "Financial Highlights" in the Trust's Prospectuses). Because each Fund's portfolio turnover rate to a great extent will depend on the purchase, redemption, and exchange activity of the Fund's investors, it is very difficult to estimate what the Fund's actual turnover rate will be in the future. However, the Trust expects that the portfolio turnover experienced by the Funds, except for the Commodities Fund, Sector Rotation Fund, Multi-Cap Core Equity Fund, Absolute Return Strategies Fund and Hedged Equity Fund, will be substantial.

In general, the Advisor manages the Commodities Fund, Sector Rotation Fund, Multi-Cap Core Equity Fund, Absolute Return Strategies Fund and Hedged Equity Fund without regard to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities are excluded from the calculation of portfolio turnover. Nevertheless, the use of futures contracts will ordinarily involve the payment of commissions to futures commission merchants. Because the Commodities Fund, Sector Rotation Fund, Multi-Cap Core Equity Fund, Absolute Return Strategies Fund and Hedged Equity Fund expect to use all short-term instruments, their reported portfolio turnover may be low despite relatively high portfolio activity which would involve correspondingly greater expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Commodities Fund, Sector Rotation Fund, Multi-Cap Core Equity Fund, Absolute Return Strategies Fund and Hedged Equity Fund, the higher these transaction costs borne by the Funds and their long-term shareholders generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates) for certain taxable shareholders.

"Portfolio Turnover Rate" is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest since such contracts generally have a remaining maturity of less than one-year.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

The Real Estate Fund will invest a majority of its assets in REITs. A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the U.S. Internal Revenue Code of 1986, as amended, (the "Code"). The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which the Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

REAL ESTATE SECURITIES

The Real Estate Fund may be subject to the risks associated with the direct ownership of real estate because of its policy of concentration in the securities of companies principally engaged in the real estate industry. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in how appealing properties are to tenants, changes in interest rates and other real estate capital market influences. The value of securities of companies which service the real estate business sector may also be affected by such risks.

REPURCHASE AGREEMENTS

Each of the Funds may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds, other than the Money Market Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% (10% with respect to the Money Market Fund) of the Fund's net assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS

The  Domestic  Equity,  Alternative,  Alternative  Strategies,  Money Market and
Master Funds may use reverse repurchase agreements as part of that Fund's investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Funds intend to use the reverse repurchase technique only when this will be advantageous to the Funds. Each Fund will establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements.

SHORT SALES

The Inverse S&P 500 Fund, Inverse OTC Fund, Inverse Mid-Cap Fund, Inverse Russell 2000(R) Fund, Inverse Government Long Bond Fund, Dynamic Weakening Dollar Fund, Alternative Strategies Funds, Inverse S&P 500 Master Fund, Inverse OTC Master Fund, and Inverse Government Long Bond Master Fund may engage in short sales transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow or otherwise obtain the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund may also use repurchase agreements to satisfy delivery obligations in short sales transactions. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that: (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's short position. Each of the Funds may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

The Domestic Equity (except for the Inverse S&P 500, Inverse OTC, Inverse Mid-Cap and Inverse Russell 2000(R) Funds), Sector, International Equity, and Alternative (except for the Dynamic Weakening Dollar Fund) Funds each may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost.

STOCK INDEX FUTURES CONTRACTS

The Funds may buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time a Fund purchases a futures contract, an amount of cash, U.S. Government securities or other liquid securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund's custodian. When writing a futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

SWAP AGREEMENTS

The Funds may enter into swap agreements, including, but not limited to, equity index swaps and interest rate swaps. The Absolute Return Strategies Fund may also enter into credit default swaps. A Fund may utilize swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Another form of swap agreement is the credit default swap. A credit default swap enables a fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives an upfront or periodic payment to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default event occurs, the buyer will lose its investment and recover nothing. The Absolute Return Strategies Fund may enhance income by selling credit protection or attempt to mitigate credit risk by buying protection. Credit default swaps could result in losses if the creditworthiness of an issuer or a basket of securities is not accurately evaluated.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund's illiquid investment limitations. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Absolute Return Strategies Fund is selling credit protection, the default of a third party issuer.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If a swap counterparty defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by a Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and their Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Advisor, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

TRACKING ERROR

The following factors may affect the ability of the Domestic Equity Funds, International Equity Funds, Fixed Income Funds, Dynamic Strengthening Dollar Fund, Dynamic Weakening Dollar Fund and Master Funds to achieve correlation with the performance of their respective benchmarks: (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) fluctuations in currency exchange rates; (3) a Fund holding less than all of the securities in the benchmark and/or securities not included in the benchmark being held by a Fund; (4) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the market; (5) bid-ask spreads (the effect of which may be increased by portfolio turnover); (6) a Fund holding instruments traded in a market that has become illiquid or disrupted; (7) Fund share prices being rounded to the nearest cent; (8) changes to the index underlying a benchmark that are not disseminated in advance; (9) the need to conform a Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (10) the time difference between the close of the International Equity Funds' respective benchmark and the time the International Equity Funds price their shares at the close of the New York Stock Exchange ("NYSE"); or (11) market movements that run counter to a leveraged Fund's investments. Market movements that run counter to a leveraged Fund's investments will cause some divergence between the Fund and its benchmark over time due to the mathematical effects of leveraging. The magnitude of the divergence is dependent upon the magnitude of the market movement, its duration, and the degree to which the Fund is leveraged. The tracking error of a leveraged Fund is generally small during a well-defined up trend or downtrend in the market when measured from price peak to price peak, absent a market decline and subsequent recovery, however, the deviation of the Fund from its benchmark may be significant. As a result of fair value pricing, the day-to-day correlation of the International Equity Funds' performance may tend to vary from the closing performance of the International Equity Funds' respective benchmarks. However, all of the Domestic Equity, International Equity, Fixed Income, Dynamic
Strengthening Dollar, Dynamic Weakening Dollar and Master Funds' performance attempts to correlate highly with the movement in their respective benchmarks over time.

U.S. GOVERNMENT SECURITIES

The Government Long Bond Advantage Fund invests primarily in U.S. Government securities, and each of the other Funds may invest in U.S. Government securities. The Inverse Government Long Bond Fund, Commodities Fund, Dynamic Strengthening Dollar Fund, Dynamic Weakening Dollar Fund and Inverse Government Long Bond Master Fund may enter into short transactions on U.S. Government securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. Government securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal
Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer
Mac).

Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. The Government Long Bond Advantage Fund will invest in such U.S. Government securities only when the Advisor is satisfied that the credit risk with respect to the issuer is minimal.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (I.E., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund's NAV. The Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% (10% with respect to the Money Market Fund) of the Fund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund's custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that a Fund's NAV or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed-delivery basis.

ZERO COUPON BONDS

The S&P 500 Fund, Russell 2000(R) Fund, Fixed Income Funds, Absolute Return Strategies Fund, Hedged Equity Fund and Inverse Government Long Bond Master Fund may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Since dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of "Separate Trading of Registered Interest and Principal of Securities" (or "STRIPS"). While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

ADDITIONAL INFORMATION ABOUT THE SECTOR FUNDS

BANKING FUND

The Fund may invest in companies engaged in accepting deposits and making commercial and principally non-mortgage consumer loans. In addition, these companies may offer services such as merchant banking, consumer and commercial finance, discount brokerage, leasing and insurance. These companies may concentrate their operations within a specific part of the country rather than operating predominantly on a national or international scale.

BASIC MATERIALS FUND

The Fund may invest in companies engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector. The Fund may invest in companies handling products such as chemicals, lumber, paper, copper, iron ore, nickel, steel, aluminum, textiles, cement, and gypsum. The Fund may also invest in the securities of mining, processing, transportation, and distribution companies, including equipment suppliers and railroads.

BIOTECHNOLOGY FUND

The Fund may invest in companies engaged in the research, development, sale, and manufacture of various biotechnological products, services and processes. These include companies involved with developing or experimental technologies such as generic engineering, hybridoma and recombinant DNA techniques and monoclonal antibodies. The Fund may also invest in companies that manufacture and/or distribute biotechnological and biomedical products, including devices and instruments, and that provide or benefit significantly from scientific and technological advances in biotechnology. Some biotechnology companies may provide processes or services instead of, or in addition to, products.

The description of the biotechnology sector may be interpreted broadly to include applications and developments in such areas as human health care (cancer, infectious disease, diagnostics and therapeutics); pharmaceuticals (new drug development and production); agricultural and veterinary applications (improved seed varieties, animal growth hormones); chemicals (enzymes, toxic waste treatment); medical/surgical (epidermal growth factor, in vivo imaging/therapeutics); and industry (biochips, fermentation, enhanced mineral recovery).

CONSUMER PRODUCTS FUND

The Fund may invest in companies engaged in the manufacture of goods to consumers, both domestically and internationally. The Fund may invest in companies that manufacture durable products such as furniture, major appliances, and personal computers. The Fund also may invest in companies that manufacture, wholesale or retail non-durable goods such as beverages, tobacco, health care products, household and personal care products, apparel, and entertainment products (I.E., books, magazines, TV, cable, movies, music, gaming, and sports). In addition, the Fund may invest in consumer products and services such as lodging, child care, convenience stores, and car rentals.

ELECTRONICS FUND

The Fund may invest in companies engaged in the design, manufacture, or sale of electronic components (semiconductors, connectors, printed circuit boards and other components); equipment vendors to electronic component manufacturers; electronic component distributors; and electronic instruments and electronic systems vendors. In addition, the Fund may invest in companies in the fields of defense electronics, medical electronics, consumer electronics, advanced manufacturing technologies (computer-aided design and computer-aided manufacturing ("CAD/CAM"), computer-aided engineering, and robotics), lasers and electro-optics, and other developing electronics technologies.

ENERGY FUND

The Fund may invest in companies in the energy field, including the conventional areas of oil, gas, electricity and coal, and alternative sources of energy such as nuclear, geothermal, oil shale and solar power. The business activities of companies in which the Fund may invest include production, generation, transmission, refining, marketing, control, distribution or measurement of energy or energy fuels such as petrochemicals; providing component parts or services to companies engaged in the above activities; energy research or experimentation; and environmental activities related to pollution control. Companies participating in new activities resulting from technological advances or research discoveries in the energy field may also be considered for this Fund.

ENERGY SERVICES FUND

The Fund may invest in companies in the energy services field, including those that provide services and equipment to the conventional areas of oil, gas, electricity and coal, and alternative sources of energy such as nuclear, geothermal, oil shale and solar power. The Fund may invest in companies involved in providing services and equipment for drilling processes such as offshore and onshore drilling, drill bits, drilling rig equipment, drilling string equipment, drilling fluids, tool joints and wireline logging. Many energy service companies are engaged in production and well maintenance, providing such products and services as packers, perforating equipment, pressure pumping, downhole equipment, valves, pumps, compression equipment, and well completion equipment and service. Certain companies supply energy providers with exploration technology such as seismic data, geological and geophysical services, and interpretation of this data. The Fund may also invest in companies with a variety of underwater well services, helicopter services, geothermal plant design or construction, electric and nuclear plant design or construction, energy related capital equipment, mining related equipment or services, and high technology companies serving these industries.

FINANCIAL SERVICES FUND

The Fund may invest in companies that are involved in the financial services sector, including commercial and investment banks, savings and loan associations, consumer and industrial finance companies, securities brokerage companies, real estate-related companies, leasing companies, and a variety of firms in all segments of the insurance industry such as multi-line, property and casualty, and life insurance.

The financial services sector is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For example, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress.

SEC regulations provide that the Fund may not invest more than 5% of its total assets in the securities of any one company that derives more than 15% of its revenues from brokerage or investment management activities. These companies, as well as those deriving more than 15% of profits from brokerage and investment management activities, will be considered to be "principally engaged" in this Fund's business activity. Rule 12d3-1 under the 1940 Act, allows investment portfolios such as this Fund, to invest in companies engaged in securities-related activities subject to certain conditions. Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (I.E., broker/dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other security the Fund may purchase. The Fund may purchase securities of an issuer that derived more than 15% of it gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions:

      a. the purchase cannot cause more than 5% of the Fund's total assets to be invested in securities of that issuer;

      b. for any equity security, the purchase cannot result in the Fund owning more than 5% of the issuer's outstanding securities in that class;

      c. for a debt security, the purchase cannot result in the fund owning more than 10% of the outstanding principal amount of the issuer's debt securities.

In  applying  the  gross  revenue  test,  an  issuer's  own   securities-related
activities must be combined with its ratable share of securities-related revenues from enterprises in which it owns a 20% or greater voting or equity interest. All of the above percentage limitations, as well as the issuer's gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised. The Fund will not be required to divest its holding of a particular issuer when circumstances subsequent to the purchase cause one of the above conditions to not be met. The purchase of a general partnership interest in a securities-related business is prohibited.

HEALTH CARE FUND

The Fund may invest in companies that are involved in the health care industry including companies engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine. Companies in the health care sector may include pharmaceutical companies; firms that design, manufacture, sell, or supply medical, dental, and optical products, hardware or services; companies involved in biotechnology, medical diagnostic, and biochemical research and development, as well as companies involved in the operation of health care facilities.

INTERNET FUND

The Fund may invest in companies that are involved in the Internet sector including companies which the Advisor believes should benefit from the commercialization of technological advances, although they may not be directly involved in research and development. Such companies may provide information or entertainment services over the Internet; sell or distribute goods and services over the Internet; provide infrastructure systems or otherwise provide hardware or software which impacts Internet commerce; or provide Internet access to consumers and businesses.

LEISURE FUND

The Fund may invest in companies engaged in the design, production, or distribution of goods or services in the leisure industries including television and radio broadcasting or manufacturing (including cable television); motion pictures and photography; recordings and musical instruments; publishing, including newspapers and magazines; sporting goods and camping and recreational equipment; and sports arenas. Other goods and services may include toys and games (including video and other electronic games), amusement and theme parks, travel and travel-related services, hotels and motels, leisure apparel or footwear, tobacco products, and gaming casinos.

PRECIOUS METALS FUND

The Fund may invest in the equity securities of U.S. and foreign companies that are involved in the precious metals sector ("Precious Metals Companies"). Precious Metals Companies include precious metals manufacturers; distributors of precious metals products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies which provide services to Precious Metals Companies.

REAL ESTATE FUND

The Fund primarily invests in equity securities of publicly traded companies principally engaged in the real estate industry. Companies principally engaged in the real estate industry include REITs, master limited partnerships ("MLPs"), and real estate owners, real estate managers, real estate brokers, and real estate dealers, and may also include companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies. It is expected that the majority of the Fund's total assets will be invested in securities issued by REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. Generally, REITs can be classified as Equity REITs or Mortgage REITs. Equity REITs invest the majority of their assets directly in ownership of real property and derive their income primarily from rental income. Equity REITs are further categorized according to the types of real estate properties they own, I.E., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the credit they have extended. The Fund will invest primarily in Equity REITs. Shareholders in the Fund should realize that by investing in REITs indirectly through the Fund, they would bear not only their proportionate share of the expenses of the Fund but also, indirectly, the management expenses of underlying REITs. These companies may concentrate their operations within a specific part of the country rather than operating predominantly on a national scale.

RETAILING FUND

The Fund may invest in companies that are involved in the retailing sector including companies engaged in merchandising finished goods and services primarily to individual consumers. Companies in which the Fund may invest include general merchandise retailers, department stores, restaurant franchises, drug stores, motor vehicle and marine dealers, and any specialty retailers selling a single category of merchandise such as apparel, toys, jewelry, consumer electronics, or home improvement products. The Fund may also invest in companies engaged in selling goods and services through alternative means such as direct telephone marketing, mail order, membership warehouse clubs, computer, or video based electronic systems.

TECHNOLOGY FUND

The Fund may invest in companies that are involved in the technology sector including companies that the Advisor believes have, or will develop, products, processes or services that will provide or will benefit significantly from technological advances and improvements. These may include, for example, companies that develop, produce, or distribute products or services in the computer, semiconductor, electronics, communications, health care, and biotechnology sectors.

TELECOMMUNICATIONS FUND

The Fund may invest in companies that are involved in the telecommunications sector including companies engaged in the development, manufacture, or sale of communications services and/or equipment. Companies in the telecommunications field offer a variety of services and products, including local and long-distance telephone service; cellular, paging, local and wide-area product networks; satellite, microwave and cable television; Internet access; and equipment used to provide these products and services. Long-distance telephone companies may also have interests in developing technologies, such as fiber optics and data transmission. Certain types of companies in which the Fund may invest are engaged in fierce competition for a share of the market for goods or services such as private and local area networks, or are engaged in the sale of telephone set equipment.

TRANSPORTATION FUND

The Fund may invest in companies that are involved in the transportation sector, including companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment. Transportation services may include companies involved in the movement of freight and/or people such as airline, railroad, ship, truck, and bus companies. Other service companies include those that provide leasing and maintenance for automobiles, trucks, containers, rail cars, and planes. Equipment manufacturers include makers of trucks, automobiles, planes, containers, rail cars, or any other mode of transportation and their related products. In addition, the Fund may invest in companies that sell fuel-saving devices to the transportation industries and those that sell insurance and software developed primarily for transportation companies.

UTILITIES FUND

The Fund will invest primarily in companies in the public utilities industry and companies deriving a majority of their revenues from their public utility operations as described in the Fund's Prospectuses. Such companies may include companies involved in the manufacturing, production, generation, transmission, distribution or sales of gas or electric energy; water supply, waste and sewage disposal; and companies involved in the public communication field, including telephone, telegraph, satellite, microwave and other public communication facilities.

DESCRIPTION OF THE MONEY MARKET FUND

The Money Market Fund seeks to provide security of principal, high current income, and liquidity. The Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and may invest any remaining assets in receipts and enter into repurchase agreements fully collateralized by U.S. Government securities.

The Money Market Fund is governed by SEC rules that impose certain liquidity, maturity and diversification requirements. The Money Market Fund's assets are valued using the amortized cost method, which enables the Money Market Fund to maintain a stable NAV. All securities purchased by the Money Market Fund must have remaining maturities of 397 days or less. Although the Money Market Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Funds, which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of that Fund's outstanding shares, whichever is less.

FUNDAMENTAL POLICIES OF THE NOVA FUND, INVERSE S&P 500 FUND, OTC FUND, INVERSE OTC FUND, PRECIOUS METALS FUND, FIXED INCOME FUNDS AND MASTER FUNDS

The Nova Fund, Inverse S&P 500 Fund, OTC Fund, Inverse OTC Fund, Precious Metals Funds, Fixed Income Fund and Master Funds shall not:

1. Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of the Fund's total assets would be lent to other parties, except: (i) through the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies, and limitations; or (ii) by engaging in repurchase agreements with respect to portfolio securities; or (iii) through the loans of portfolio securities provided the borrower maintains collateral equal to at least 100% of the value of the borrowed security and marked-to-market daily.

2.    Underwrite securities of any other issuer.

3. Purchase, hold, or deal in real estate or oil and gas interests, although the Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.

4. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued but excluding liabilities and indebtedness not constituting senior securities), except that the Funds may issue senior securities in connection with transactions in options, futures, options on futures, and other similar investments, and except as otherwise permitted herein and in Investment Restriction Nos. 5, 7, 8, and 9, as applicable to the Fund.

5. Pledge, mortgage, or hypothecate the Fund's assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with: (i) the writing of covered put and call options; (ii) the purchase of securities on a forward-commitment or delayed-delivery basis; and (iii) collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, including those relating to indices, and options on futures contracts or indices.

6. Invest in commodities except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies, indices, and options on futures contracts or indices and currencies underlying or related to any such futures contracts, and purchase and sell currencies (and options thereon) or securities on a forward-commitment or delayed-delivery basis.

      6.1 THE PRECIOUS METALS FUND MAY (A) TRADE IN FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS; OR (B) INVEST IN PRECIOUS METALS AND PRECIOUS MINERALS.

7. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except that, to the extent the benchmark selected for a particular Domestic Equity Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry). This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities, or shares of investment companies.

      7.1   THE PRECIOUS METALS FUND WILL INVEST 25% OR MORE OF THE VALUE OF ITS
            TOTAL   ASSETS   IN   SECURITIES   IN   THE    METALS-RELATED    AND
            MINERALS-RELATED INDUSTRIES.

8. Borrow money, except: (i) as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of the Fund's total assets from a bank; or (ii) in an amount up to one-third of the value of the Fund's total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. This provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the

      Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

      8.1 THE NOVA FUND, GOVERNMENT LONG BOND ADVANTAGE FUND, AND NOVA MASTER FUND MAY BORROW MONEY, SUBJECT TO THE CONDITIONS OF PARAGRAPH 8, FOR THE PURPOSE OF INVESTMENT LEVERAGE.

      8.2 THE INVERSE GOVERNMENT LONG BOND FUND AND INVERSE GOVERNMENT LONG BOND MASTER FUND MAY BORROW MONEY, SUBJECT TO THE CONDITIONS OF PARAGRAPH 8, BUT SHALL NOT MAKE PURCHASES WHILE BORROWING IN EXCESS OF 5% OF THE VALUE OF ITS ASSETS. FOR PURPOSES OF THIS SUBPARAGRAPH, FUND ASSETS INVESTED IN REVERSE REPURCHASE AGREEMENTS ARE INCLUDED IN THE AMOUNTS BORROWED.

9. Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The deposit or payment by the Fund of initial or variation margin in connection with futures or options transactions is not considered to be a securities purchase on margin. The Fund may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost ("selling against the box").

      9.1 THE INVERSE S&P 500 FUND, INVERSE OTC FUND, INVERSE GOVERNMENT LONG BOND FUND, INVERSE S&P 500 MASTER FUND, INVERSE OTC MASTER FUND, AND INVERSE GOVERNMENT LONG BOND MASTER FUND MAY ENGAGE IN SHORT SALES OF PORTFOLIO SECURITIES OR MAINTAIN A SHORT POSITION IF AT ALL TIMES WHEN A SHORT POSITION IS OPEN: (I) THE FUND MAINTAINS A SEGREGATED ACCOUNT WITH THE FUND'S CUSTODIAN TO COVER THE SHORT POSITION IN ACCORDANCE WITH THE POSITION OF THE SEC; OR (II) THE FUND OWNS AN EQUAL AMOUNT OF SUCH SECURITIES OR SECURITIES CONVERTIBLE INTO OR EXCHANGEABLE, WITHOUT PAYMENT OF ANY FURTHER CONSIDERATION, FOR SECURITIES OF THE SAME ISSUE AS, AND EQUAL IN AMOUNT TO, THE SECURITIES SOLD SHORT.

FUNDAMENTAL POLICIES APPLICABLE TO THE MONEY MARKET FUND

The Money Market Fund shall not:

10. Make loans to others except through the purchase of qualified debt obligations, loans of portfolio securities and entry into repurchase agreements.

11. Lend the Money Market Fund's portfolio securities in excess of 15% of the Money Market Fund's total assets. Any loans of the Money Market Fund's portfolio securities will be made according to guidelines established by the Board, including maintenance of cash collateral of the borrower equal at all times to the current market value of the securities loaned.

12. Issue senior securities, except as permitted by the Money Market Fund's investment objectives and policies.

13.   Write or purchase put or call options.

14. Invest in securities of other investment companies, except as these securities may be acquired as part of a merger, consolidation, acquisition of assets, or plan of reorganization.

15. Mortgage, pledge, or hypothecate the Money Market Fund's assets except to secure permitted borrowings. In those cases, the Money Market Fund may mortgage, pledge, or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets of the Money Market Fund at the time of the borrowing.

16. Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

FUNDAMENTAL POLICIES OF THE DOMESTIC EQUITY FUNDS (EXCEPT THE NOVA FUND, INVERSE S&P 500 FUND, OTC FUND, AND INVERSE OTC FUND), SECTOR FUNDS (OTHER THAN THE PRECIOUS METALS FUND), INTERNATIONAL EQUITY FUNDS, ALTERNATIVE FUNDS AND ALTERNATIVE STRATEGIES FUNDS

The Domestic Equity Funds (except the Nova Fund, Inverse S&P 500 Fund, OTC Fund, and Inverse OTC Fund), Sector Funds (other than the Precious Metals Fund), International Equity Funds, Alternative Funds and Alternative Strategies Funds may not:

17. With respect to 75% of the Absolute Return Strategies and Hedged Equity Funds' assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer (this limitation applies to the Absolute Return Strategies and Hedged Equity Fund only).

18. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require that Fund to segregate assets are not considered to be borrowing. Asset coverage of a least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

19. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

20. Purchase or sell real estate, physical commodities, or commodities contracts, except that the Funds may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

21. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

22. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

23. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases, except that this restriction does not apply to the Commodities Fund.

24. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that, (i) to the extent the benchmark selected for a particular Domestic Equity Fund or the [Absolute Return Strategies or Hedged Equity Fund] is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry; and
      (ii) a Sector Fund may be concentrated in an industry or group of industries within a sector. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities, or shares of investment companies.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of the Funds and may be changed with respect to any Fund by the Board.

The Funds may not:

1. Invest in warrants (this limitation does not apply to the Absolute Return Strategies Fund or the Hedged Equity Fund).

2. Invest in real estate limited partnerships (this limitation does not apply to the Real Estate Fund).

3. Invest in mineral leases (this limitation does not apply to the Absolute Return Strategies and Hedged Equity Funds).

The Domestic Equity Funds (except the Nova Fund, Inverse S&P 500 Fund, OTC Fund, and Inverse OTC Fund), Sector Funds, International Equity Funds, Alternative Funds and Alternative Strategies Funds may not:

4. Pledge, mortgage or hypothecate assets except to secure borrowings permitted or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

5.    Invest in companies for the purpose of exercising control.

6. Purchase securities on margin or effect short sales, except that a Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

7. Invest its assets in securities of any investment company, except as permitted by the 1940 Act or any rule, regulation or order of the SEC.

8. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

The S&P 500 Fund, OTC Fund, and Russell 2000(R) Fund may not:

9. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities (and derivatives thereof) of companies in the underlying index without 60 days' prior notice to shareholders.

10.   The Russell 2000(R) Advantage Fund may not:

      Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform similarly to those of its underlying index, without 60 days' prior notice to shareholders.

The Inverse S&P 500 Fund and the Inverse OTC Fund may not:

11. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform opposite to those of its underlying index, without 60 days' prior notice to shareholders.

The Large-Cap Growth Fund may not:

12. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in large-cap growth securities (and derivatives thereof) without 60 days' prior notice to shareholders.

The Large-Cap Value Fund may not:

13. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in large-cap value securities (and derivatives thereof) without 60 days' prior notice to shareholders.

The Mid-Cap Advantage Fund may not:

14. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in mid-cap securities (and derivatives thereof) without 60 days' prior notice to shareholders.

The Inverse Mid-Cap Fund may not:

15. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform opposite to those of its underlying index, without 60 days' prior notice to shareholders.

The Mid-Cap Growth Fund may not:

16. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in mid-cap growth securities (and derivatives thereof) without 60 days' prior notice to shareholders.

The Mid-Cap Value Fund may not:

17. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in mid-cap value securities (and derivatives thereof) without 60 days' prior notice to shareholders.

The Inverse Russell 2000(R) Fund may not:

18. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform opposite to those of its underlying index, without 60 days' prior notice to shareholders.

The Small-Cap Growth Fund may not:

19. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in small-cap growth securities (and derivatives thereof) without 60 days' prior notice to shareholders.

The Small-Cap Value Fund may not:

20. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in small-cap value securities (and derivatives thereof) without 60 days' prior notice to shareholders.

Each Sector Fund may not:

21. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities (and derivatives thereof) of companies in its respective sector without 60 days' prior notice to shareholders.

The Europe Advantage Fund may not:

22. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of European issuers (and derivatives thereof) without 60 days' prior notice to shareholders.

The Japan Advantage Fund may not:

23. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of Japanese issuers (and derivatives thereof) without 60 days' prior notice to shareholders.

The Government Long Bond Advantage Fund and U.S. Government Money Market Fund may not:

24. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities issued by the U.S. Government (and derivatives thereof) without 60 days' prior notice to shareholders.

The Inverse Government Long Bond Fund may not:

25. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform opposite to fixed income securities issued by the U.S. Government without 60 days' prior notice to shareholders.

The Commodities Fund may not:

26.   Change its  investment  strategy to invest at least 80% of its net assets,
      plus  any  borrowings  for  investment   purposes,   in   commodity-linked
      instruments without 60 days' prior notice to shareholders.

The Multi-Cap Core Equity Fund and Hedged Equity Fund may not:

27. Change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities (and derivatives thereof) without 60 days' prior notice to shareholders.

With respect to both the fundamental and non-fundamental policies of the Funds, the foregoing percentages: (i) are based on total assets (except for the limitation on illiquid securities, which is based on net assets); (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security, except for the fundamental limitation on borrowing described in paragraph 8 above under the heading "Fundamental Policies of the Nova Fund, Inverse S&P 500 Fund, OTC Fund, Inverse OTC Fund, Precious Metals Fund, Fixed Income Funds, and Master Funds" above and in paragraph 18 above under the heading "Fundamental Polices of the Domestic Equity Funds (except the Nova Fund, Inverse S&P 500 Fund, OTC Fund, and Inverse OTC Fund), Sector Funds (other than the Precious Metals Fund), International Equity Funds, Alternative Funds and Alternative Strategies Funds." With respect to borrowings in accordance with the limitations set forth in paragraphs 8 and 17, in the event that such asset coverage shall at any time fall below 300 per centum, a Fund must reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum within three days thereafter.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Advisor may place a combined order, often referred to as "bunching," for two or more accounts it manages, including any of the Funds, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or a Fund may obtain, it is the opinion of the Advisor and the Trust's Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances a Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Advisor believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended March 31, 2004, 2005 and 2006, the Funds paid the following brokerage commissions:

-----------------------------------------------------------------------------------------------------------------------------------
                                                      AGGREGATE BROKERAGE         AGGREGATE BROKERAGE         AGGREGATE BROKERAGE
                                  FUND INCEPTION   COMMISSIONS DURING FISCAL   COMMISSIONS DURING FISCAL      COMMISSIONS DURING
FUND NAME                              DATE             YEAR ENDED 2004             YEAR ENDED 2005         FISCAL YEAR ENDED 2006
-----------------------------------------------------------------------------------------------------------------------------------
Nova*                               7/12/1993                  $0                          $0                         $0
-----------------------------------------------------------------------------------------------------------------------------------
Nova Master                          8/1/2001               $813,129                    $660,578                   $320,427
-----------------------------------------------------------------------------------------------------------------------------------
S&P 500                              6/1/2006                  **                          **                         **
-----------------------------------------------------------------------------------------------------------------------------------
Inverse S&P 500*                     1/7/1994                  $0                          $0                         $0
-----------------------------------------------------------------------------------------------------------------------------------
Inverse S&P 500 Master               4/1/2000               $292,882                       $0                       $62,241
-----------------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth                    2/20/2004                $2,631                     $231,506                   $375,472
-----------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value                     2/20/2004               $37,486                     $319,522                   $626,468
-----------------------------------------------------------------------------------------------------------------------------------
OTC                                 2/14/1994              $1,202,861                  $1,145,560                 $1,019,935
-----------------------------------------------------------------------------------------------------------------------------------
Inverse OTC*                         9/3/1998                  $0                          $0                         $0
-----------------------------------------------------------------------------------------------------------------------------------
Inverse OTC Master                   4/1/2000               $24,212                     $61,863                     $43,172
-----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Advantage                   8/16/2000               $746,572                    $384,394                   $293,121
-----------------------------------------------------------------------------------------------------------------------------------
Inverse Mid-Cap                     2/20/2004                $1,353                      $7,501                     $3,040
-----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth                      2/20/2004                $6,730                     $256,276                   $470,678
-----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value                       2/20/2004               $68,186                     $500,037                   $745,060
-----------------------------------------------------------------------------------------------------------------------------------
Russell 2000(R) Advantage           11/1/2000            $2,897,247                   $1,570,604                   $871,303
-----------------------------------------------------------------------------------------------------------------------------------
Russell 2000(R)                      6/1/2006                 **                          **                         **
-----------------------------------------------------------------------------------------------------------------------------------
Inverse Russell 2000(R)             2/20/2004                $4,575                      $34,389                   $9,558
-----------------------------------------------------------------------------------------------------------------------------------
Small-Cap Growth                    2/20/2004                $8,058                     $479,787                   $664,728
-----------------------------------------------------------------------------------------------------------------------------------
Small-Cap Value                     2/20/2004               $61,740                     $712,496                  $1,048,554
-----------------------------------------------------------------------------------------------------------------------------------
Banking                              4/1/1998               $334,042                    $289,916                   $179,372
-----------------------------------------------------------------------------------------------------------------------------------
Basic Materials                      4/1/1998               $678,466                    $537,481                   $330,761
-----------------------------------------------------------------------------------------------------------------------------------
Biotechnology                        4/1/1998              $1,944,957                  $1,276,443                  $540,308
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Products                    7/6/1998               $266,974                    $437,217                   $231,148
-----------------------------------------------------------------------------------------------------------------------------------
Electronics                          4/1/1998              $1,931,256                  $1,050,979                  $860,942
-----------------------------------------------------------------------------------------------------------------------------------
Energy                              4/21/1998               $449,726                    $749,288                   $472,307
-----------------------------------------------------------------------------------------------------------------------------------
Energy Services                      4/1/1998               $599,013                    $434,546                   $424,270
-----------------------------------------------------------------------------------------------------------------------------------
Financial Services                   4/2/1998               $680,164                    $439,412                   $242,685
-----------------------------------------------------------------------------------------------------------------------------------
Health Care                         4/17/1998               $579,664                    $285,674                   $332,316
-----------------------------------------------------------------------------------------------------------------------------------
Internet                             4/6/2000               $672,904                    $897,143                   $428,669
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                      AGGREGATE BROKERAGE         AGGREGATE BROKERAGE         AGGREGATE BROKERAGE
                                  FUND INCEPTION   COMMISSIONS DURING FISCAL   COMMISSIONS DURING FISCAL      COMMISSIONS DURING
FUND NAME                              DATE             YEAR ENDED 2004             YEAR ENDED 2005         FISCAL YEAR ENDED 2006
-----------------------------------------------------------------------------------------------------------------------------------
Leisure                              4/1/1998               $516,186                    $592,812                   $200,373
-----------------------------------------------------------------------------------------------------------------------------------
Precious Metals                     12/1/1993              $3,200,840                  $2,761,026                 $1,836,202
-----------------------------------------------------------------------------------------------------------------------------------
Real Estate                         2/20/2004               $105,029                    $933,601                   $423,861
-----------------------------------------------------------------------------------------------------------------------------------
Retailing                            4/1/1998               $798,454                    $316,027                   $248,167
-----------------------------------------------------------------------------------------------------------------------------------
Technology                          4/14/1998              $1,974,613                  $1,104,524                  $362,395
-----------------------------------------------------------------------------------------------------------------------------------
Telecommunications                   4/1/1998               $861,064                    $429,595                   $368,793
-----------------------------------------------------------------------------------------------------------------------------------
Transportation                       4/2/1998               $237,969                    $431,454                   $276,546
-----------------------------------------------------------------------------------------------------------------------------------
Utilities                            4/3/2003               $701,486                    $526,295                   $461,573
-----------------------------------------------------------------------------------------------------------------------------------
Europe Advantage                     5/8/2000                 $879                        $280                     $132,586
-----------------------------------------------------------------------------------------------------------------------------------
Japan Advantage                      5/8/2000                $9,988                     $21,327                     $59,350
-----------------------------------------------------------------------------------------------------------------------------------
Government Long Bond Advantage       1/3/1994               $40,539                     $44,930                     $63,590
-----------------------------------------------------------------------------------------------------------------------------------
Inverse Government Long Bond*        3/3/1995                  $0                          $0                         $0
-----------------------------------------------------------------------------------------------------------------------------------
Inverse Government Long Bond         4/1/2000               $216,639                    $779,922                   $535,630
-----------------------------------------------------------------------------------------------------------------------------------
Commodities                         5/25/2005                  **                          **                       $3,163
-----------------------------------------------------------------------------------------------------------------------------------
Dynamic Strengthening Dollar        5/25/2005                  **                          **                        $743
-----------------------------------------------------------------------------------------------------------------------------------
Dynamic Weakening Dollar            5/25/2005                  **                          **                        $745
-----------------------------------------------------------------------------------------------------------------------------------
Sector Rotation                     3/22/2002               $432,593                    $358,868                   $562,308
-----------------------------------------------------------------------------------------------------------------------------------
Multi-Cap Core Equity               9/23/2002               $244,745                    $191,415                   $216,857
-----------------------------------------------------------------------------------------------------------------------------------
Absolute Return Strategies          9/19/2005                  **                          **                       $33,709
-----------------------------------------------------------------------------------------------------------------------------------
Hedged Equity                       9/19/2005                  **                          **                       $22,909
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Money Market        12/1/1993                  $0                          $0                         $0
-----------------------------------------------------------------------------------------------------------------------------------

* THE FUND PURSUES ITS INVESTMENT OBJECTIVE BY INVESTING IN A "MASTER" FUND. BROKERAGE COMMISSIONS FOR THE PERIOD WERE PAID BY THE FUND'S MASTER FUND.

**    NOT IN OPERATION FOR THE PERIOD INDICATED.

Differences, year to year, in the amount of brokerage commissions paid by the Funds (as disclosed in the table above) were primarily the result of shareholder purchase and redemption activity, as well as each Fund's overall volatility. Changes in the amount of commissions paid by a Fund do not reflect material changes in that Fund's investment objective or strategies over these periods.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Advisor may select a broker based upon brokerage or research services provided to the Advisor. The Advisor may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") permits the Advisor, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Advisor may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Advisor believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Advisor might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Advisor may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Advisor will be in addition to and not in lieu of the services required to be performed by the Funds' Advisor under the Advisory Agreement. Any advisory or other fees paid to the Advisor are not reduced as a result of the receipt of research services.

In some cases the Advisor may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Advisor faces a potential conflict of interest, but the Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, a Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Advisor with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's fiscal year ended March 31, 2006, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Advisor:

-----------------------------------------------------------------------------------------------------------------------
                                                 TOTAL DOLLAR AMOUNT OF                    TOTAL DOLLAR AMOUNT OF
                                                BROKERAGE COMMISSIONS FOR            TRANSACTIONS INVOLVING BROKERAGE
FUND NAME                                            RESEARCH SERVICES               COMMISSIONS FOR RESEARCH SERVICES
-----------------------------------------------------------------------------------------------------------------------
Nova                                                      $29,215                                $201,037,088
-----------------------------------------------------------------------------------------------------------------------
Nova Master                                                  $0                                       $0
-----------------------------------------------------------------------------------------------------------------------
S&P 500                                                      $0                                       $0
-----------------------------------------------------------------------------------------------------------------------
Inverse S&P 500                                              $0                                       $0
-----------------------------------------------------------------------------------------------------------------------
Inverse S&P 500 Master                                       $0                                       $0
-----------------------------------------------------------------------------------------------------------------------
Large-Cap Growth                                          $25,904                                $205,720,763
-----------------------------------------------------------------------------------------------------------------------
Large-Cap Value                                           $47,760                                $291,536,671
-----------------------------------------------------------------------------------------------------------------------
OTC                                                       $53,326                                $305,158,295
-----------------------------------------------------------------------------------------------------------------------
Inverse OTC                                                  $0                                       $0
-----------------------------------------------------------------------------------------------------------------------
Inverse OTC Master                                           $0                                       $0
-----------------------------------------------------------------------------------------------------------------------
Mid-Cap Advantage                                         $34,092                                $223,047,159
-----------------------------------------------------------------------------------------------------------------------
Inverse Mid-Cap                                              $0                                       $0
-----------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth                                            $22,758                                $164,327,618
-----------------------------------------------------------------------------------------------------------------------
Mid-Cap Value                                             $53,655                                $291,879,446
-----------------------------------------------------------------------------------------------------------------------
Russell 2000(R) Advantage                                 $61,415                                $263,572,992
-----------------------------------------------------------------------------------------------------------------------
Russell 2000(R)                                              $0                                       $0
-----------------------------------------------------------------------------------------------------------------------
Inverse Russell 2000(R)                                      $0                                       $0
-----------------------------------------------------------------------------------------------------------------------
Small-Cap Growth                                          $47,449                                $296,920,535
-----------------------------------------------------------------------------------------------------------------------
Small-Cap Value                                           $71,425                                $302,501,968
-----------------------------------------------------------------------------------------------------------------------
Banking                                                    $5,982                                $42,386,235
-----------------------------------------------------------------------------------------------------------------------
Basic Materials                                           $25,023                                $154,939,297
-----------------------------------------------------------------------------------------------------------------------
Biotechnology                                             $27,520                                $145,393,210
-----------------------------------------------------------------------------------------------------------------------
Consumer Products                                         $14,042                                $99,395,703
-----------------------------------------------------------------------------------------------------------------------
Electronics                                               $48,745                                $163,799,864
-----------------------------------------------------------------------------------------------------------------------
Energy                                                    $21,827                                $215,799,427
-----------------------------------------------------------------------------------------------------------------------
Energy Services                                           $23,242                                $218,174,517
-----------------------------------------------------------------------------------------------------------------------
Financial Services                                         $9,724                                $73,735,418
-----------------------------------------------------------------------------------------------------------------------
Health Care                                               $20,340                                $175,357,337
-----------------------------------------------------------------------------------------------------------------------
Internet                                                  $22,847                                $87,030,415
-----------------------------------------------------------------------------------------------------------------------
Leisure                                                    $9,974                                $53,252,860
-----------------------------------------------------------------------------------------------------------------------
Precious Metals                                           $13,429                                $29,875,113
-----------------------------------------------------------------------------------------------------------------------
Real Estate                                               $36,290                                $239,364,527
-----------------------------------------------------------------------------------------------------------------------
Retailing                                                 $11,407                                $69,568,935
-----------------------------------------------------------------------------------------------------------------------
Technology                                                $24,453                                $100,144,420
-----------------------------------------------------------------------------------------------------------------------
Telecommunications                                        $16,735                                $54,830,026
-----------------------------------------------------------------------------------------------------------------------
Transportation                                            $19,209                                $128,344,646
-----------------------------------------------------------------------------------------------------------------------
Utilities                                                 $28,647                                $164,777,481
-----------------------------------------------------------------------------------------------------------------------
Europe Advantage                                          $10,178                                $82,485,848
-----------------------------------------------------------------------------------------------------------------------
Japan Advantage                                              $0                                       $0
-----------------------------------------------------------------------------------------------------------------------
Government Long Bond Advantage Fund                          $0                                       $0
-----------------------------------------------------------------------------------------------------------------------
Inverse Government Long Bond                                 $0                                       $0
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                 TOTAL DOLLAR AMOUNT OF                    TOTAL DOLLAR AMOUNT OF
                                                BROKERAGE COMMISSIONS FOR            TRANSACTIONS INVOLVING BROKERAGE
FUND NAME                                            RESEARCH SERVICES               COMMISSIONS FOR RESEARCH SERVICES
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Inverse Government Long Bond Master                          $0                                      $0
-----------------------------------------------------------------------------------------------------------------------
Commodities                                                  $0                                      $0
-----------------------------------------------------------------------------------------------------------------------
Dynamic Strengthening Dollar                                 $0                                      $0
-----------------------------------------------------------------------------------------------------------------------
Dynamic Weakening Dollar                                     $0                                      $0
-----------------------------------------------------------------------------------------------------------------------
Sector Rotation                                           $50,297                               $444,141,683
-----------------------------------------------------------------------------------------------------------------------
Multi-Cap Core Equity                                      $8,045                               $46,512,981
-----------------------------------------------------------------------------------------------------------------------
Absolute Return Strategies                                 $1,421                                $9,424,054
-----------------------------------------------------------------------------------------------------------------------
Hedged Equity                                               $957                                 $7,571,588
-----------------------------------------------------------------------------------------------------------------------
U.S. Government Money Market                                 $0                                      $0
-----------------------------------------------------------------------------------------------------------------------

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Advisor or the distributor for a commission in conformity with the 1940 Act, the 1934 Act and the rules promulgated by the SEC. In such instances, the placement of orders with such brokers would be consistent with the Funds' objectives or of obtaining best execution and would not be dependent upon the fact that the broker is an affiliate of the Fund, the Advisor or Rydex Distributors, Inc. (the "Distributor"). With respect to orders placed with the broker for execution on a securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company, or any affiliated person of such person to receive a brokerage commission from such registered company provided that such commission is fair and reasonable compared to the commission received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The members of the Board, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended March 31, 2004, 2005 and 2006, the Funds paid the following brokerage commissions to the Distributor:

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                            PERCENTAGE OF TOTAL
                                                                                   PERCENTAGE OF TOTAL    BROKERAGE TRANSACTIONS,
                                                                                        BROKERAGE          INVOLVING PAYMENT OF
                                                     AGGREGATE BROKERAGE           COMMISSIONS PAID TO     COMMISSIONS, EFFECTED
                                 FUND           COMMISSIONS PAID TO AFFILIATED      AFFILIATED BROKER       THROUGH AFFILIATED
                               INCEPTION                    BROKER                       IN 2006              BROKERS IN 2006
FUND NAME                        DATE
                                              ----------------------------------
                                               2004         2005         2006
---------------------------------------------------------------------------------------------------------------------------------
Nova*                          7/12/1993        $0           $0           $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Nova Master                    8/1/2001       $16,291      $9,667         $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
S&P 500                        6/1/2006         **           **           **                **                      **
---------------------------------------------------------------------------------------------------------------------------------
Inverse S&P 500*               1/7/1994         $0           $0           $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                            PERCENTAGE OF TOTAL
                                                                                   PERCENTAGE OF TOTAL    BROKERAGE TRANSACTIONS,
                                                                                        BROKERAGE          INVOLVING PAYMENT OF
                                                     AGGREGATE BROKERAGE           COMMISSIONS PAID TO     COMMISSIONS, EFFECTED
                                 FUND           COMMISSIONS PAID TO AFFILIATED      AFFILIATED BROKER       THROUGH AFFILIATED
                               INCEPTION                    BROKER                       IN 2006              BROKERS IN 2006
FUND NAME                        DATE
                                              ----------------------------------
                                               2004         2005         2006
---------------------------------------------------------------------------------------------------------------------------------
Inverse S&P 500 Master         4/1/2000         $0           $0           $0                0%                       0%
---------------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth               2/20/2004        $0         $9,488       $1,224            0.33%                    0.30%
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Value                2/20/2004        $0         $11,271      $1,819            0.29%                    0.33%
---------------------------------------------------------------------------------------------------------------------------------
OTC                            2/14/1994        $0           $0           $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Inverse OTC*                   9/3/1998         $0           $0           $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Inverse OTC Master             4/1/2000         $0           $0           $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Advantage              8/16/2000      $1,425       $3,935        $512             0.17%                    0.06%
---------------------------------------------------------------------------------------------------------------------------------
Inverse Mid-Cap                2/20/2004        $0           $0           $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth                 2/20/2004        $0         $28,069      $2,744            0.58%                    0.65%
---------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value                  2/20/2004        $0         $14,802      $3,764            0.51%                    0.55%
---------------------------------------------------------------------------------------------------------------------------------
Russell 2000(R) Advantage      11/1/2000        $0         $1,477       $1,563            0.18%                    0.06%
---------------------------------------------------------------------------------------------------------------------------------
Russell 2000(R)                6/1/2006         **           **           **                **                      **
---------------------------------------------------------------------------------------------------------------------------------
Inverse Russell 2000(R)        2/20/2004        $0           $0           $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Small-Cap Growth               2/20/2004        $0         $24,810      $2,247            0.34%                    0.38%
---------------------------------------------------------------------------------------------------------------------------------
Small-Cap Value                2/20/2004        $0         $16,622      $2,425            0.23%                    0.27%
---------------------------------------------------------------------------------------------------------------------------------
Banking                        4/1/1998       $1,576        $743        $1,443            0.80%                    0.88%
---------------------------------------------------------------------------------------------------------------------------------
Basic Materials                4/1/1998       $4,542        $944          $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Biotechnology                  4/1/1998         $0           $0           $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Consumer Products              7/6/1998       $7,272       $7,437       $1,275            0.55%                    0.58%
---------------------------------------------------------------------------------------------------------------------------------
Electronics                    4/1/1998       $30,730      $18,698        $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Energy                         4/21/1998      $3,345       $5,512         $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Energy Services                4/1/1998       $6,560       $4,873         $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Financial Services             4/2/1998       $8,750       $1,731         $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Health Care                    4/17/1998      $1,222         $0         $1,285            0.39%                    0.37%
---------------------------------------------------------------------------------------------------------------------------------
Internet                       4/6/2000       $11,397      $17,380        $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Leisure                        4/1/1998       $11,850      $5,262         $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Precious Metals                12/1/1993        $0           $0           $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Real Estate                    2/20/2004      $3,402       $6,529       $1,140             0.27%                   0.28%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                            PERCENTAGE OF TOTAL
                                                                                   PERCENTAGE OF TOTAL    BROKERAGE TRANSACTIONS,
                                                                                        BROKERAGE          INVOLVING PAYMENT OF
                                                     AGGREGATE BROKERAGE           COMMISSIONS PAID TO     COMMISSIONS, EFFECTED
                                 FUND           COMMISSIONS PAID TO AFFILIATED      AFFILIATED BROKER       THROUGH AFFILIATED
                               INCEPTION                    BROKER                       IN 2006              BROKERS IN 2006
FUND NAME                        DATE
                                              ----------------------------------
                                               2004         2005         2006
---------------------------------------------------------------------------------------------------------------------------------
Retailing                      4/1/1998       $11,302       $966          $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Technology                     4/14/1998      $50,356       $782          $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Telecommunications             4/1/1998       $17,467      $1,149         $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Transportation                 4/2/1998       $3,629       $5,153         $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Utilities                      4/3/2003       $17,093      $7,142       $1,208            0.18%                    0.27%
---------------------------------------------------------------------------------------------------------------------------------
Europe Advantage               5/8/2000         $0           $0           $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Japan Advantage                5/8/2000         $0           $0           $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Government Long Bond Advantage 1/3/1994         $0           $0           $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Inverse Government Long Bond*  3/3/1995         $0           $0           $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Inverse Government Long        4/1/2000         $0           $0           $0                0%                      0%
Bond Master
---------------------------------------------------------------------------------------------------------------------------------
Commodities                    5/25/2005        **           **           $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Dynamic Strengthening Dollar   5/25/2005        **           **           $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Dynamic Weakening Dollar       5/25/2005        **           **           $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Sector Rotation                3/22/2002        $0           $0         $1,102            0.20%                    0.25%
---------------------------------------------------------------------------------------------------------------------------------
Multi-Cap Core Equity          9/23/2002        $0           $0           $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Absolute Return Strategies     9/19/2005        **           **           $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
Hedged Equity                  9/19/2005        **           **           $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------
U.S. Government Money Market   12/1/1993        $0           $0           $0                0%                      0%
---------------------------------------------------------------------------------------------------------------------------------

* THE FUND PURSUES ITS INVESTMENT OBJECTIVE BY INVESTING IN A "MASTER" FUND. BROKERAGE COMMISSIONS FOR THE PERIOD WERE PAID BY THE FUND'S MASTER FUND.

**    NOT IN OPERATION FOR THE PERIOD INDICATED.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust's shares. As of March 31, 2006, the following Funds held the following securities of the Trust's "regular brokers or dealers:"

---------------------------------------------------------------------------------------------------------------------------------
                                                                                           TOTAL $ AMOUNT OF SECURITIES OF EACH
FUND NAME                                         FULL NAME OF BROKER/DEALER                     REGULAR BROKER-DEALER HELD
---------------------------------------------------------------------------------------------------------------------------------
                                                     Bear Stearns Cos., Inc.                              $11,184,989
                                          ---------------------------------------------------------------------------------------
                                                         Bank of New York                                  $7,962,196
                                          ---------------------------------------------------------------------------------------
                                                           First Boston                                    $11,395,239
                                          ---------------------------------------------------------------------------------------
                                                              Lehman                                        $345,466
                                          ---------------------------------------------------------------------------------------
                                                         Bank of America                                   $4,623,448
                                          ---------------------------------------------------------------------------------------
                                                          Goldman Sachs                                    $2,264,933
                                          ---------------------------------------------------------------------------------------
                                                         Lehman Brothers                                   $1,577,978
                                          ---------------------------------------------------------------------------------------
Nova Master                                               Merrill Lynch                                     $469,331
---------------------------------------------------------------------------------------------------------------------------------
                                                     Bear Stearns Cos., Inc.                               $6,424,098
                                          ---------------------------------------------------------------------------------------
                                                         Bank of New York                                  $4,573,087
                                          ---------------------------------------------------------------------------------------
                                                           First Boston                                     $721,674
                                          ---------------------------------------------------------------------------------------
OTC                                                           Lehman                                        $198,419
---------------------------------------------------------------------------------------------------------------------------------
                                                     Bear Stearns Cos., Inc.                               $7,468,367
                                          ---------------------------------------------------------------------------------------
                                                         Bank of New York                                  $5,316,465
                                          ---------------------------------------------------------------------------------------
                                                           First Boston                                    $3,427,298
                                          ---------------------------------------------------------------------------------------
Mid Cap Advantage                                             Lehman                                        $230,673
---------------------------------------------------------------------------------------------------------------------------------
                                                       Bear Stearns Cos., Inc.                            $26,229,901
                                          ---------------------------------------------------------------------------------------
                                                         Bank of New York                                 $18,672,133
                                          ---------------------------------------------------------------------------------------
                                                           First Boston                                    $5,551,658
                                          ---------------------------------------------------------------------------------------
                                                              Lehman                                        $810,153
                                          ---------------------------------------------------------------------------------------
Russell 2000(R) Advantage                               LaBranche and Co.                                   $228,945
---------------------------------------------------------------------------------------------------------------------------------
Government Long Bond Advantage                            Citigroup/BONY                                    $991,553
---------------------------------------------------------------------------------------------------------------------------------
Inverse Government Long Bond Master                       Citigroup/BONY                                  $220,296,914
---------------------------------------------------------------------------------------------------------------------------------
                                                     Bear Stearns Cos., Inc.                               $3,455,074
                                          ---------------------------------------------------------------------------------------
                                                         Bank of New York                                  $2,459,544
                                          ---------------------------------------------------------------------------------------
                                                           First Boston                                    $ 717,748
                                          ---------------------------------------------------------------------------------------
Europe Advantage                                              Lehman                                       $3,230,821
---------------------------------------------------------------------------------------------------------------------------------
Banking                                                  Bank of America                                    $546,207
---------------------------------------------------------------------------------------------------------------------------------
Basic Materials                                               Lehman                                        $231,875
---------------------------------------------------------------------------------------------------------------------------------
Biotechnology                                                 Lehman                                        $488,548
---------------------------------------------------------------------------------------------------------------------------------
Consumer Products                                             Lehman                                        $76,170
---------------------------------------------------------------------------------------------------------------------------------
Electronics                                                   Lehman                                        $368,460
---------------------------------------------------------------------------------------------------------------------------------
Energy                                                        Lehman                                       $1,239,045
---------------------------------------------------------------------------------------------------------------------------------
Energy Services                                               Lehman                                       $1,975,528
---------------------------------------------------------------------------------------------------------------------------------
                                                         Bank of America                                    $378,210
                                          ---------------------------------------------------------------------------------------
                                                           Bear Stearns                                     $234,403
                                          ---------------------------------------------------------------------------------------
                                                         Bank of New York                                   $277,652
                                          ---------------------------------------------------------------------------------------
                                                          Goldman Sachs                                     $303,247
                                          ---------------------------------------------------------------------------------------
                                                         Lehman Brothers                                    $252,205
                                          ---------------------------------------------------------------------------------------
Financial Services                                        Merrill Lynch                                     $170,122
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                           TOTAL $ AMOUNT OF SECURITIES OF EACH
FUND NAME                                         FULL NAME OF BROKER/DEALER                     REGULAR BROKER-DEALER HELD
---------------------------------------------------------------------------------------------------------------------------------
Health Care                                                   Lehman                                        $693,361
---------------------------------------------------------------------------------------------------------------------------------
Internet                                                      Lehman                                        $87,215
---------------------------------------------------------------------------------------------------------------------------------
Leisure                                                       Lehman                                        $106,051
---------------------------------------------------------------------------------------------------------------------------------
Precious Metals                                               Lehman                                       $2,010,381
---------------------------------------------------------------------------------------------------------------------------------
Real Estate                                                   Lehman                                        $93,681
---------------------------------------------------------------------------------------------------------------------------------
Retailing                                                     Lehman                                        $112,610
---------------------------------------------------------------------------------------------------------------------------------
Technology                                                    Lehman                                        $337,226
---------------------------------------------------------------------------------------------------------------------------------
Telecommunications                                            Lehman                                        $357,008
---------------------------------------------------------------------------------------------------------------------------------
Transportation                                                Lehman                                        $386,842
---------------------------------------------------------------------------------------------------------------------------------
                                                     Bear Stearns Cos., Inc.                               $2,665,191
                                          ---------------------------------------------------------------------------------------
                                                         Bank of New York                                  $1,897,255
                                          ---------------------------------------------------------------------------------------
                                                              Lehman                                        $82,319
                                          ---------------------------------------------------------------------------------------
                                                         Bank of America                                    $651,541
                                          ---------------------------------------------------------------------------------------
                                                          Goldman Sachs                                     $320,826
                                          ---------------------------------------------------------------------------------------
                                                            LaBranche                                       $175,333
                                          ---------------------------------------------------------------------------------------
Multi Cap Core Equity                                     Merrill Lynch                                     $289,049
---------------------------------------------------------------------------------------------------------------------------------
                                                     Bear Stearns Cos., Inc.                               $3,220,807
                                          ---------------------------------------------------------------------------------------
                                                         Bank of New York                                  $2,292,778
                                          ---------------------------------------------------------------------------------------
                                                           First Boston                                     $218,360
                                          ---------------------------------------------------------------------------------------
Sector Rotation                                               Lehman                                        $99,480
---------------------------------------------------------------------------------------------------------------------------------
                                                     Bear Stearns Cos., Inc.                                $481,798
                                          ---------------------------------------------------------------------------------------
                                                         Bank of New York                                   $342,975
                                          ---------------------------------------------------------------------------------------
                                                           First Boston                                     $32,664
                                          ---------------------------------------------------------------------------------------
Small-Cap Value                                               Lehman                                        $14,881
---------------------------------------------------------------------------------------------------------------------------------
                                                     Bear Stearns Cos., Inc.                                $37,563
                                          ---------------------------------------------------------------------------------------
                                                         Bank of New York                                   $26,740
                                          ---------------------------------------------------------------------------------------
                                                          First Boston                                      $2,547
                                          ---------------------------------------------------------------------------------------
Mid-Cap Value                                                Lehman                                         $1,160
---------------------------------------------------------------------------------------------------------------------------------
                                                     Bear Stearns Cos., Inc.                                $177,050
                                          ---------------------------------------------------------------------------------------
                                                         Bank of New York                                   $126,036
                                          ---------------------------------------------------------------------------------------
                                                           First Boston                                     $12,003
                                          ---------------------------------------------------------------------------------------
                                                              Lehman                                         $5,468
                                          ---------------------------------------------------------------------------------------
Large-Cap Value                                      Bear Stearns Cos., Inc.                                $194,596
---------------------------------------------------------------------------------------------------------------------------------
                                                     Bear Stearns Cos., Inc.                                $189,460
                                          ---------------------------------------------------------------------------------------
                                                         Bank of New York                                   $134,870
                                          ---------------------------------------------------------------------------------------
                                                           First Boston                                     $12,845
                                          ---------------------------------------------------------------------------------------
Small-Cap Growth                                              Lehman                                         $5,852
---------------------------------------------------------------------------------------------------------------------------------
                                                     Bear Stearns Cos., Inc.                                $190,197
                                          ---------------------------------------------------------------------------------------
                                                         Bank of New York                                   $135,394
                                          ---------------------------------------------------------------------------------------
                                                           First Boston                                     $12,895
                                          ---------------------------------------------------------------------------------------
Mid-Cap Growth                                                Lehman                                         $5,875
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                           TOTAL $ AMOUNT OF SECURITIES OF EACH
FUND NAME                                         FULL NAME OF BROKER/DEALER                     REGULAR BROKER-DEALER HELD
---------------------------------------------------------------------------------------------------------------------------------
                                                     Bear Stearns Cos., Inc.                                $107,450
                                          ---------------------------------------------------------------------------------------
                                                         Bank of New York                                   $76,490
                                          ---------------------------------------------------------------------------------------
                                                           First Boston                                      $7,285
                                          ---------------------------------------------------------------------------------------
Large-Cap Growth                                              Lehman                                         $3,319
---------------------------------------------------------------------------------------------------------------------------------
Hedged Equity                                             Goldman Sachs                                     $276,249
---------------------------------------------------------------------------------------------------------------------------------
Absolute Return Strategies                                Goldman Sachs                                     $384,552
---------------------------------------------------------------------------------------------------------------------------------

MANAGEMENT OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Rydex Family of Funds are supervised by the Board under the laws of the State of Delaware. Each member of the Board is responsible for the 53 Funds in the Trust as well as other funds in the Rydex Family of Funds, including the Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, that are described in separate prospectuses and Statements of Additional Information. In total the Rydex Family of Funds is comprised of 125 Funds, each of which is overseen by the Board. The Board has approved contracts, as described below, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD AND TRUST OFFICERS. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the length of term of office for the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust's Declaration of Trust. Unless otherwise noted, the business address of each Trustee and Officer is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

----------------------------------------------------------------------------------------------------------------------------
                                    POSITION
                                 WITH TRUST AND
          NAME AND                   LENGTH               PRINCIPAL OCCUPATIONS
        DATE OF BIRTH               OF TERM                  IN PAST 5 YEARS                  OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
----------------------------------------------------------------------------------------------------------------------------
MICHAEL P. BYRUM (35)         Trustee, 2005        Vice President of Rydex                  Trustee of Rydex Variable
                              to present;          Variable Trust, 1998 to present;         Trust, Rydex Dynamic Funds,
                              Vice President,      Vice President of Rydex                  Rydex Series Funds and Rydex
                              1997 to              Dynamic Funds, 1999 to                   ETF Trust, 2005 to present;
                              present.             present; Vice President of Rydex         Trustee of Rydex Capital
                                                   ETF Trust, 2002 to present;              Partners SPhinX Fund, 2003 to
                                                   President of Rydex Capital               present.
                                                   Partners SPhinX Fund, 2003 to
                                                   present; President of PADCO
                                                   Advisors, Inc. and PADCO
                                                   Advisors II Inc., 2004 to present;
                                                   Chief Operating Officer of
                                                   PADCO Advisors, Inc., 2003 to
                                                   2004; Executive Vice President
                                                   of PADCO Advisors, Inc., 1993
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                POSITION
                             WITH TRUST AND
      NAME AND                   LENGTH               PRINCIPAL OCCUPATIONS
    DATE OF BIRTH               OF TERM                  IN PAST 5 YEARS                  OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------
                                                   to 2004; Senior Portfolio
                                                   Manager of PADCO Advisors,
                                                   Inc., 1993 to 2003; Executive
                                                   Vice President of PADCO
                                                   Advisors II, Inc., 1996 to 2004;
                                                   Senior Portfolio Manager of
                                                   PADCO Advisors II, Inc., 1996
                                                   to 2003;      President of Rydex
                                                   Capital   Partners I, LLC,
                                                   registered investment adviser,
                                                   and Rydex Capital Partners II,
                                                   LLC, registered investment
                                                   adviser, 2003 to present;
                                                   Executive Vice President of
                                                   Rydex Fund Services, Inc., 2004
                                                   to present; Executive Vice
                                                   President of Rydex Distributors,
                                                   Inc., 1996 to 2004; Secretary of
                                                   PADCO Advisors, Inc., PADCO
                                                   Advisors II, Inc., Rydex Capital
                                                   Partners I, LLC, registered
                                                   investment adviser Rydex
                                                   Capital Partners II, LLC,
                                                   registered investment adviser,
                                                   and Rydex Fund Services, Inc.,
                                                   2003 to present; Secretary of
                                                   Rydex Distributors, Inc., 1996 to
                                                   2004.
----------------------------------------------------------------------------------------------------------------------------
CARL G. VERBONCOEUR (52)      Trustee, 2004        President of Rydex Variable              Trustee of Rydex Capital
                              to present;          Trust, Rydex Dynamic Funds,              Partners SPhinX Fund, 2005 to
                              President, 2003      Rydex Series Funds and Rydex             present; Trustee of Rydex
                              to present.          ETF Trust, 2003 to present; Vice         Variable Trust, Rydex
                                                   President of the Trust, 1997 to          Dynamic Funds and Rydex
                                                   2003; Vice President of Rydex            ETF Trust, 2004 to present;
                                                   Variable Trust, 1997 to 2003;            Director of ICI Mutual
                                                   Vice President of Rydex                  Insurance Company, 2005 to
                                                   Dynamic Funds, 2000 to 2003;             present;
                                                   Vice President of Rydex ETF
                                                   Trust, calendar year 2003; Vice
                                                   President of Rydex Capital
                                                   Partners SPhinX Fund, 2003 to
                                                   present; Treasurer of the Trust
                                                   and Rydex Variable Trust, 1997
                                                   to 2003; Treasurer of Rydex
                                                   Dynamic Funds, 1999 to 2003;
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                POSITION
                             WITH TRUST AND
      NAME AND                   LENGTH               PRINCIPAL OCCUPATIONS
    DATE OF BIRTH               OF TERM                  IN PAST 5 YEARS                  OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------
                                                   Treasurer of Rydex ETF Trust,
                                                   2002 to 2003; Treasurer of
                                                   Rydex Capital Partners SPhinX
                                                   Fund, calendar year 2003; Chief
                                                   Executive Officer and Treasurer
                                                   of PADCO Advisors, Inc.,
                                                   PADCO Advisors II, Inc.,
                                                   Rydex Fund Services, Inc. and
                                                   Rydex Distributors, Inc., 2003 to
                                                   present; Executive Vice
                                                   President and Treasurer of
                                                   Rydex Capital Partners I, LLC,
                                                   registered investment adviser,
                                                   and Rydex Capital Partners II,
                                                   LLC, registered investment
                                                   adviser, 2003 to present;
                                                   President of PADCO Advisors,
                                                   Inc., PADCO Advisors II, Inc.,
                                                   2003 to 2004; President of
                                                   Rydex Fund Services, Inc. and
                                                   Rydex Distributors, Inc., 2003 to
                                                   present; Executive Vice
                                                   President of PADCO Advisors,
                                                   Inc., PADCO Advisors II, Inc.,
                                                   Rydex Fund Services, Inc. and
                                                   Rydex Distributors, Inc., 2000 to
                                                   2003; Vice President of PADCO
                                                   Advisors, Inc., PADCO
                                                   Advisors II, Inc., Rydex Fund
                                                   Services, Inc. and Rydex
                                                   Distributors, Inc., 1997 to 2000.
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
COREY A. COLEHOUR (59)        Trustee, 1993        Owner and President of Schield         Trustee of Rydex Capital
                              to present.          Management Company,                    Partners SPhinX Fund, 2005 to
                                                   registered investment adviser,         present; Trustee of Rydex
                                                   February 2005 to present; Senior       Variable Trust, 1998 to
                                                   Vice President of Marketing and        present; Trustee of Rydex
                                                   Co-Owner of Schield                    Dynamic Funds, 1999 to
                                                   Management Company,                    present; Trustee of Rydex ETF
                                                   registered investment adviser,         Trust, 2003 to present.
                                                   1985 to February 2005.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                POSITION
                             WITH TRUST AND
      NAME AND                   LENGTH               PRINCIPAL OCCUPATIONS
    DATE OF BIRTH               OF TERM                  IN PAST 5 YEARS                    OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------
J. KENNETH DALTON (64)        Trustee, 1995        Mortgage Banking Consultant              Trustee of Rydex Capital
                              to present;          and Investor, The Dalton Group,          Partners SPhinX Fund, 2005 to
                              Chairman of          a real estate company, 1995 to           present; Trustee of Rydex
                              the Audit            present.                                 Variable Trust, 1998 to
                              Committee.                                                    present; Trustee of Rydex
                                                                                            Dynamic Funds, 1999 to
                                                                                            present; Trustee of Rydex ETF
                                                                                            Trust, 2003 to present.
----------------------------------------------------------------------------------------------------------------------------
JOHN O. DEMARET (65)          Trustee, 1997        Retired.                                 Trustee of Rydex Variable
                              to present;                                                   Trust, 1998 to present; Trustee
                              Chairman of                                                   of Rydex Dynamic Funds,
                              the Board,                                                    1999 to present; Trustee of
                              2006 to                                                       Rydex ETF Trust, 2003 to
                              present.                                                      present; Trustee of Rydex
                                                                                            Capital Partners SPhinX Fund,
                                                                                            2003 to present.
----------------------------------------------------------------------------------------------------------------------------
WERNER E. KELLER (65)         Trustee, 2005        President of Keller Partners,            Trustee of Rydex Variable
                              to present.          LLC, registered investment               Trust, Rydex Dynamic Funds
                                                   adviser, 2005 to present;                and Rydex ETF Trust, 2005 to
                                                   Retired, 2001 to 2005.                   present; Trustee of Rydex
                                                                                            Capital Partners SPhinX Fund,
                                                                                            2003 to present; Chairman of
                                                                                            Centurion Capital
                                                                                            Management, registered
                                                                                            investment advisor, 1991 to
                                                                                            2001.
----------------------------------------------------------------------------------------------------------------------------
THOMAS F. LYDON (45)          Trustee, 2005         President of Global Trends              Trustee of Rydex Variable
                              to present.           Investments, registered                 Trust, Rydex Dynamic Funds
                                                    investment advisor, 1996 to             and Rydex ETF Trust, 2005 to
                                                    present.                                present; Trustee of Rydex
                                                                                            Capital Partners SPhinX Fund,
                                                                                            2003 to present; Director of
                                                                                            U.S. Global Investors, Inc.,
                                                                                            1997 to present; Chairman of
                                                                                            Make-A-Wish Foundation of
                                                                                            Orange County, 1999 to
                                                                                            present.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                POSITION
                             WITH TRUST AND
      NAME AND                   LENGTH               PRINCIPAL OCCUPATIONS
    DATE OF BIRTH               OF TERM                  IN PAST 5 YEARS                    OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------
PATRICK T. MCCARVILLE (62)    Trustee, 1997        Founder and Chief Executive              Trustee of Rydex Capital
                              to present;          Officer of Par Industries, Inc.,         Partners SPhinX Fund, 2005 to
                              Chairman of          d/b/a Par Leasing, Northbrook,           present; Trustee of Rydex
                              the                  Illinois, 1977 to present.               Variable Trust, 1998 to
                              Nominating                                                    present; Trustee of Rydex
                              Committee.                                                    Dynamic Funds, 1999 to
                                                                                            present; Trustee of Rydex ETF
                                                                                            Trust, 2003 to present.
----------------------------------------------------------------------------------------------------------------------------
ROGER SOMERS (60)             Trustee, 1993        President of Arrow Limousine,            Trustee of Rydex Capital
                              to present.          1963 to present.                         Partners SPhinX Fund, 2005 to
                                                                                            present; Trustee of Rydex
                                                                                            Variable Trust, 1998 to
                                                                                            present; Trustee of Rydex
                                                                                            Dynamic Funds, 1999 to
                                                                                            present; Trustee of Rydex ETF
                                                                                            Trust, 2003 to present.
----------------------------------------------------------------------------------------------------------------------------
OFFICERS
----------------------------------------------------------------------------------------------------------------------------
NICK BONOS (42)               Vice President       Vice President and Treasurer of                     None
                              and Treasurer,       Rydex Variable Trust, Rydex
                              2003 to              Dynamic Funds and Rydex ETF
                              present.             Trust, 2003 to present; Treasurer
                                                   and Principal Financial Officer
                                                   of Rydex Capital Partners
                                                   SPhinX Fund, 2003 to present;
                                                   Senior Vice President of Rydex
                                                   Fund Services, Inc., 2003 to
                                                   present; Vice President of
                                                   Accounting of Rydex Fund
                                                   Services, Inc., 2000 to 2003.
----------------------------------------------------------------------------------------------------------------------------
JOANNA M. HAIGNEY (38)        Chief                Chief Compliance Officer of                         None
                              Compliance           Rydex Variable Trust, Rydex
                              Officer, 2004        Dynamic Funds, Rydex ETF
                              to present;          Trust and Rydex Capital
                              Secretary,           Partners SPhinX Fund, 2004 to
                              2000 to              present; Secretary of Rydex
                              present.             Dynamic Funds and Rydex
                                                   Series Funds, 2000 to present;
                                                   Secretary of Rydex ETF Trust,
                                                   2002 to present; Secretary of
                                                   Rydex Capital Partners SPhinX
                                                   Fund, 2003 to present; Vice
                                                   President of Rydex Fund
                                                   Services, Inc., 2004 to present;
                                                   Vice President of Compliance of
                                                   of Compliance of PADCO
                                                   Advisors, Inc. and PADCO
                                                   Advisors   II,  Inc.,
                                                   2000 to present.
----------------------------------------------------------------------------------------------------------------------------

* DENOTES A TRUSTEE WHO MAY BE DEEMED TO BE AN "INTERESTED" PERSON OF THE FUNDS AS THAT TERM IS DEFINED IN THE 1940 ACT BY VIRTUE OF AFFILIATION WITH THE TRUST'S ADVISOR.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent auditor and the Board; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Servicer that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Colehour, Dalton, Demaret, Keller, Lydon, McCarville and Somers currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met 4 times in the Trust's most recently completed fiscal year.

NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of the Board. The Nominating Committee also reviews the compensation for the Board members. Messrs. Colehour, Dalton, Demaret, Keller, Lydon, McCarville and Somers serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and met 2 times during the Trust's most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Board member's "beneficial ownership" of shares of the Funds and all Rydex Funds as of the end of the most recently completed calendar year. With the exception of those Funds listed below, none of the Trustees beneficially owned shares of the Funds as of December 31, 2005. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Board members and the officers of the Trust own less than 1% of the outstanding shares of the Trust.

--------------------------------------------------------------------------------------------------------------
                                                                                AGGREGATE DOLLAR RANGE OF
                                  DOLLAR RANGE OF FUND SHARES                  SHARES IN ALL RYDEX FUNDS
NAME                               (RYDEX SERIES FUNDS ONLY)                      OVERSEEN BY TRUSTEE
--------------------------------------------------------------------------------------------------------------
                                       $10,001 - $50,000
                               (Absolute Return Strategies Fund)
                           ------------------------------------------
Carl G. Verboncoeur                    $50,001 - $100,000                               Over $100,000
                                  (Multi-Cap Core Equity Fund)
                           ------------------------------------------
                            $10,001 - $50,000 (Sector Rotation Fund)
--------------------------------------------------------------------------------------------------------------
                                       $50,001 - $100,000
Michael P. Byrum               (Absolute Return Strategies Fund)                     $50,001 - $100,000
                           ------------------------------------------
                             $10,001 - $50,000 (Hedged Equity Fund)
--------------------------------------------------------------------------------------------------------------
                            $10,001 - $50,000 (Japan Advantage Fund)
                           ------------------------------------------
                            $10,001 - $50,000 (Mid-Cap Growth Fund)
                           ------------------------------------------
                               $1 - $10,000 (Biotechnology Fund)
                           ------------------------------------------
                                $1 - $10,000 (Electronics Fund)
                           ------------------------------------------
                                 $1 - $10,000 (Technology Fund)
                           ------------------------------------------
                              $1 - $10,000 (Small-Cap Growth Fund)
                           ------------------------------------------
Corey A. Colehour             $1 - $10,000 (Europe Advantage Fund)              Over $100,000
                           ------------------------------------------
                             $10,001 - $50,000 (Mid-Cap Value Fund)
                           ------------------------------------------
                              $1 - $10,000 (Energy Services Fund)
                           ------------------------------------------
                                          $1 - $10,000
                             (Government Long Bond Advantage Fund)
                           ------------------------------------------
                            $10,001 - $50,000 (Sector Rotation Fund)
                           ------------------------------------------
                                       $10,001 - $50,000
                                  (Multi-Cap Core Equity Fund)
--------------------------------------------------------------------------------------------------------------
J. Kenneth Dalton                      $10,001 - $50,000                             $10,001 - $50,000
                              (U.S. Government Money Market Fund)
--------------------------------------------------------------------------------------------------------------
John O. Demaret                         $50,001 - $100,000                              Over $100,000
                               (Absolute Return Strategies Fund)
--------------------------------------------------------------------------------------------------------------
                                       $10,001 - $50,000
                              (Inverse Government Long Bond Fund)
                           ------------------------------------------
Patrick T. McCarville               $1 - $10,000 (Nova Fund)                         $50,001 - $100,000
                           ------------------------------------------
                                    $1 - $10,000 (OTC Fund)
                           ------------------------------------------
                            $10,001 - $50,000 (Sector Rotation Fund)
--------------------------------------------------------------------------------------------------------------
                                       $50,001 - $100,000                               Over $100,000
                                (Russell 2000(R) Advantage Fund)
                           ------------------------------------------------------------------------------------
                             Over $100,000 (Mid-Cap Advantage Fund)
                           ------------------------------------------
                            $10,001 - $50,000 (Sector Rotation Fund)
                           ------------------------------------------
Roger Somers                              $1 - $10,000
                              (Inverse Government Long Bond Fund)                       Over $100,000
                           ------------------------------------------
                                $10,001 - $50,000 (Energy Fund)
                           ------------------------------------------
                           $50,001 - $100,000 (Energy Services Fund)
                           ------------------------------------------
                             $10,001 - $50,000 (Biotechnology Fund)
--------------------------------------------------------------------------------------------------------------
                                         Over $100,000
                              (U.S. Government Money Market Fund)
                           ------------------------------------------
Werner E. Keller           $50,001 - $100,000 (Precious Metals Fund)                    Over $100,000
                           ------------------------------------------
                                       $50,001 - $100,000
                                (Dynamic Weakening Dollar Fund)
                           ------------------------------------------
                           $50,001 - $100,000 (Energy Services Fund)
--------------------------------------------------------------------------------------------------------------
Thomas F. Lydon                     $1 - $10,000 (Nova Fund)                          $1,000 - $10,000
--------------------------------------------------------------------------------------------------------------

BOARD AND OFFICER COMPENSATION. The aggregate compensation paid by the Trust to each of its Board members and officers serving during the fiscal year ended March 31, 2006, is set forth in the table below. Board members who are directors, officers or employees of the Advisor or any of its affiliated entities do not receive compensation from the Trust:

-------------------------------------------------------------------------------------------------------
                                              PENSION OR               ESTIMATED               TOTAL
                            AGGREGATE         RETIREMENT                ANNUAL             COMPENSATION
                          COMPENSATION     BENEFITS ACCRUED            BENEFITS              FROM FUND
                           FROM TRUST     AS PART OF TRUST'S             UPON                COMPLEX *
      NAME OF PERSON                           EXPENSES               RETIREMENT
-------------------------------------------------------------------------------------------------------
Michael P. Byrum**          $52,550              $0                       $0                 $101,000
-------------------------------------------------------------------------------------------------------
Corey A. Colehour           $52,550              $0                       $0                 $101,000
-------------------------------------------------------------------------------------------------------
J. Kenneth Dalton           $52,550              $0                       $0                 $105,500
-------------------------------------------------------------------------------------------------------
John O. Demaret             $36,500              $0                       $0                 $75,000
-------------------------------------------------------------------------------------------------------
Werner E. Keller            $36,500              $0                       $0                 $75,000
-------------------------------------------------------------------------------------------------------
Thomas F. Lydon             $52,550              $0                       $0                 $101,000
-------------------------------------------------------------------------------------------------------
Patrick T. McCarville       $52,550              $0                       $0                 $101,000
-------------------------------------------------------------------------------------------------------
Roger J. Somers             $52,550              $0                       $0                 $101,000
-------------------------------------------------------------------------------------------------------
Carl G.                     $52,550              $0                       $0                 $101,000
Verboncoeur**
-------------------------------------------------------------------------------------------------------

* REPRESENTS TOTAL COMPENSATION FOR SERVICE AS TRUSTEE OF THE TRUST, RYDEX ETF TRUST, RYDEX DYNAMIC FUNDS, RYDEX VARIABLE TRUST, AND RYDEX CAPITAL PARTNERS SPHINX FUND.

** MESSRS. VERBONCOEUR AND BYRUM ARE INTERESTED TRUSTEES, AS DEFINED ABOVE. AS OFFICERS OF THE ADVISOR, THEY DO NOT RECEIVE COMPENSATION FROM THE TRUST.

***   MESSRS. KELLER AND LYDON BECAME TRUSTEES OF THE TRUST ON JUNE 27, 2005.

CODE OF ETHICS

The Board has adopted a Combined Code of Ethics (the "Code of Ethics") pursuant to Rule 17j-1 under the 1940 Act. The Advisor, Servicer and Distributor are also covered by the Code of Ethics. The Code of Ethics applies to the personal investing activities of trustees, directors, officers and certain employees ("access persons"). Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in initial public offerings. The Code of Ethics is on file with the SEC, and is available to the public.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review each Fund's proxy voting record.

The Trust annually discloses its complete proxy voting record on Form N-PX. The Trust's most recent Form N-PX is available, without charge, upon request, by calling 800.820.0888 or 301.296.5100 or by writing to Rydex Series Funds at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The Trust's Form N-PX is also available on the SEC's web site at www.sec.gov.

THE ADVISORY AGREEMENTS

PADCO Advisors, Inc., 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, provides portfolio management to each Fund pursuant to an advisory contract with the Trust. The Advisor was incorporated in the State of Maryland on February 5, 1993 and, together with PADCO Advisors II, Inc., a registered investment adviser under common control, does business under the name Rydex Investments (the "Advisor"). The voting common stock of the Advisor is held predominantly by a trust established by the late Albert P. Viragh, Jr., the founder of the Advisor, for the benefit of members of his family (the "Viragh Family Trust"). Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through its ownership of voting common stock, the Viragh Family Trust and/or its three trustees, Katherine A. Viragh, Mark S. Viragh and Roger E. Young, may be deemed, under the 1940 Act, to control the Advisor.

The Advisor manages the investment and the reinvestment of the assets of each of the Funds, in accordance with the investment objectives, policies, and limitations of each Fund, subject to the general supervision and control of the Board and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares.

Under investment advisory agreements with the Advisor dated April 30, 2004 and May 23, 2005, the Advisor serves as the investment adviser for each series of the Trust, and provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to direction and control by the Board and the officers of the Trust. As of July 3, 2006 net assets under management of the Advisor and its affiliates were approximately $14.4 billion. Pursuant to the advisory agreement, the Funds pay the Advisor at an annual rate based on the average daily net assets for each respective Fund, as set forth below. Through August 1, 2007, Rydex has contractually agreed to waive its management fee to the extent necessary to limit the ordinary operating expenses of the Commodities Fund (but excluding interest expenses, brokerage commissions and extraordinary expenses) to not more than 1.20% per annum of the average monthly net assets of the Fund (the "Contractual Fee Waiver"). The Contractual Fee Waiver may not be modified or eliminated prior to August 1, 2007, except with the approval of the Board. There is not guarantee that the contractual fee waiver will continue beyond August 1, 2007.

The continuance of the advisory agreement must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Board members who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 60 days' written notice to the Advisor, or by the Advisor on 60 days' written notice to the Trust. The advisory agreement provides that the Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

For the fiscal years ended March 31, 2004, 2005 and 2006, the Funds paid the following advisory fees to the Advisor:

------------------------------------------------------------------------------------------------------------------------------
                                 FUND                            ADVISORY FEES           ADVISORY FEES     ADVISORY FEES
                               INCEPTION       ADVISORY         PAID FOR FISCAL         PAID FOR FISCAL   PAID FOR FISCAL
FUND NAME                        DATE             FEE              YEAR ENDED              YEAR ENDED        YEAR ENDED
                                                                      2004                    2005             2006
------------------------------------------------------------------------------------------------------------------------------
Nova*                          7/12/1993         0.75%                 $0                      $0                $0
------------------------------------------------------------------------------------------------------------------------------
Nova Master                     8/1/2001         0.75%             $1,849,182              $2,553,536        $2,226,492
------------------------------------------------------------------------------------------------------------------------------
S&P 500                         6/1/2006         0.75%                 **                      **                **
------------------------------------------------------------------------------------------------------------------------------
Inverse S&P 500*                1/7/1994         0.90%                 $0                      $0                $0
------------------------------------------------------------------------------------------------------------------------------
Inverse S&P 500 Master          4/1/2000         0.90%             $4,424,893              $4,196,787        $4,075,474
------------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth               2/20/2004         0.75%                $499                  $176,237          $322,187
------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value                2/20/2004         0.75%              $11,760                 $510,432          $435,677
------------------------------------------------------------------------------------------------------------------------------
OTC                            2/14/1994         0.75%             $6,736,768              $7,056,687        $7,265,148
------------------------------------------------------------------------------------------------------------------------------
Inverse OTC*                    9/3/1998         0.90%                 $0                      $0                $0
------------------------------------------------------------------------------------------------------------------------------
Inverse OTC Master              4/1/2000         0.90%             $1,469,947              $2,040,941        $1,804,546
------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Advantage              8/16/2001         0.90%              $569,478                $642,577          $725,595
------------------------------------------------------------------------------------------------------------------------------
Inverse Mid-Cap                2/20/2004         0.90%               $3,821                  $95,929          $122,440
------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth                 2/20/2004         0.75%                $775                  $230,429          $594,267
------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value                  2/20/2004         0.75%              $12,905                 $480,840          $757,243
------------------------------------------------------------------------------------------------------------------------------
Russell 2000(R) Advantage      11/1/2000         0.90%             $1,622,332              $1,727,754        $1,532,901
------------------------------------------------------------------------------------------------------------------------------
Russell 2000(R)                 6/1/2006         0.75%                 **                      **                **
------------------------------------------------------------------------------------------------------------------------------
Inverse Russell 2000(R)        2/20/2004         0.90%               $8,059                 $298,350          $480,862
------------------------------------------------------------------------------------------------------------------------------
Small-Cap Growth               2/20/2004         0.75%               $1,101                 $451,892          $476,755
------------------------------------------------------------------------------------------------------------------------------
Small-Cap Value                2/20/2004         0.75%               $6,635                 $605,378          $553,752
------------------------------------------------------------------------------------------------------------------------------
Banking                         4/1/1998         0.85%              $186,086                $148,382          $90,465
------------------------------------------------------------------------------------------------------------------------------
Basic Materials                 4/1/1998         0.85%              $276,304                $398,276          $301,919
------------------------------------------------------------------------------------------------------------------------------
Biotechnology                   4/1/1998         0.85%             $1,465,991              $1,129,588        $1,227,637
------------------------------------------------------------------------------------------------------------------------------
Consumer Products               7/6/1998         0.85%              $182,937                $386,508          $261,171
------------------------------------------------------------------------------------------------------------------------------
Electronics                     4/1/1998         0.85%              $642,976                $364,895          $429,641
------------------------------------------------------------------------------------------------------------------------------
Energy                         4/21/1998         0.85%              $334,204               $1,129,087        $1,400,241
------------------------------------------------------------------------------------------------------------------------------
Energy Services                 4/1/1998         0.85%              $333,075                $598,570         $1,415,125
------------------------------------------------------------------------------------------------------------------------------
Financial Services              4/2/1998         0.85%              $413,137                $352,666          $303,602
------------------------------------------------------------------------------------------------------------------------------
Health Care                    4/17/1998         0.85%              $385,890                $449,221          $755,010
------------------------------------------------------------------------------------------------------------------------------
Internet                        4/6/2000         0.85%              $171,983                $184,568          $152,710
------------------------------------------------------------------------------------------------------------------------------
Leisure                         4/1/1998         0.85%              $135,799                $323,122          $179,516
------------------------------------------------------------------------------------------------------------------------------
Precious Metals                12/1/1993         0.75%             $1,411,039              $1,439,490        $1,536,532
------------------------------------------------------------------------------------------------------------------------------
Real Estate                    2/20/2004         0.85%              $24,660                 $346,730          $278,357
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                 FUND                            ADVISORY FEES           ADVISORY FEES     ADVISORY FEES
                               INCEPTION       ADVISORY         PAID FOR FISCAL         PAID FOR FISCAL   PAID FOR FISCAL
FUND NAME                        DATE             FEE              YEAR ENDED              YEAR ENDED        YEAR ENDED
                                                                      2004                    2005             2006
------------------------------------------------------------------------------------------------------------------------------
Retailing                       4/1/1998         0.85%              $281,858                $134,814          $175,155
------------------------------------------------------------------------------------------------------------------------------
Technology                     4/14/1998         0.85%              $458,225                $422,999          $357,577
------------------------------------------------------------------------------------------------------------------------------
Telecommunications              4/1/1998         0.85%              $192,153                $153,471          $161,381
------------------------------------------------------------------------------------------------------------------------------
Transportation                  4/2/1998         0.85%              $91,820                 $288,747          $329,596
------------------------------------------------------------------------------------------------------------------------------
Utilities                       4/3/2000         0.85%              $221,222                $250,823          $466,642
------------------------------------------------------------------------------------------------------------------------------
Europe Advantage                5/8/2000         0.90%              $299,158                $509,159          $507,913
------------------------------------------------------------------------------------------------------------------------------
Japan Advantage                 5/8/2000         0.90%              $416,090                $609,738          $785,818
------------------------------------------------------------------------------------------------------------------------------
Government Long Bond            1/3/1994         0.50%              $290,892                $529,565          $587,542
Advantage
------------------------------------------------------------------------------------------------------------------------------
Inverse Government Long         3/3/1995         0.90%                 $0                      $0                $0
Bond*
------------------------------------------------------------------------------------------------------------------------------
Inverse Government Long         4/1/2000         0.90%             $6,682,440              $23,980,129      $18,373,376
Bond Master
------------------------------------------------------------------------------------------------------------------------------
Commodities                     5/25/05          0.75%                 **                      **             $150,839
------------------------------------------------------------------------------------------------------------------------------
Dynamic Strengthening           5/25/05          0.90%                 **                      **             $90,743
Dollar
------------------------------------------------------------------------------------------------------------------------------
Dynamic Weakening Dollar        5/25/05          0.90%                 **                      **             $189,120
------------------------------------------------------------------------------------------------------------------------------
Sector Rotation                3/22/2002         0.90%              $840,645               $1,102,581        $1,779,379
------------------------------------------------------------------------------------------------------------------------------
Absolute Return Strategies     9/19/2005         1.15%                 **                      **             $105,792
------------------------------------------------------------------------------------------------------------------------------
Hedged Equity                  9/19/2005         1.15%                 **                      **             $58,154
------------------------------------------------------------------------------------------------------------------------------
U.S. Government Money          12/1/1993         0.50%             $7,920,008              $7,699,470        $7,266,999
Market
------------------------------------------------------------------------------------------------------------------------------

* THE FUND PURSUES ITS INVESTMENT OBJECTIVE BY INVESTING IN A "MASTER" FUND. THE ADVISORY FEES ARE PAID BY THE FUND'S MASTER FUND.

**    NOT IN OPERATION FOR THE PERIOD INDICATED.

The Multi-Cap Core Equity Fund pays the Advisor a management fee that is comprised of two components: the first component is an annual basic fee (the "basic fee") equal to 0.70% of the Multi-Cap Core Equity Fund's average daily net assets, and the second component is a performance fee adjustment. The Multi-Cap Core Equity Fund's fee structure is described below.

The Multi-Cap Core Equity Fund's basic fee is subject to upward or downward adjustment depending on whether, and to what extent, the investment performance of the Fund for the relevant performance period exceeds, or is exceeded by, the investment record (the "record") of the index determined by the Fund to be appropriate over the same period. The Trustees have designated the Russell 3000(R) Index (the "Index") for this purpose. The Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The performance period consists of a rolling 12-month period, and will be calculated and applied at the end of each month. Each 0.0375% of difference will result in a performance rate adjustment of 0.01%. The maximum annualized performance rate adjustment is +/- 0.20%. A percentage of this rate (based on the number of days in the current month) is then multiplied by the average daily net assets of the Multi-Cap Core Equity Fund over the entire performance period, giving the dollar amount that will be added to (or subtracted from) the basic fee.

PERFORMANCE ADJUSTMENT EXAMPLE. The following hypothetical example illustrates the application of the performance adjustment. For purposes of the example, any dividends and capital gain distributions paid by the Multi-Cap Core Equity Fund are treated as if reinvested in shares of the Multi-Cap Core Equity Fund at net asset value, and any dividends paid on the stocks in the Index are treated as if reinvested in the Index.

The example also makes these assumptions:

                              FUND'S            INDEX'S           FUND'S
FOR THE ROLLING 12-MONTH    INVESTMENT        CUMULATIVE    PERFORMANCE RELATIVE
PERFORMANCE PERIOD          PERFORMANCE         CHANGE         TO THE INDEX
------------------          -----------         ------         ------------

January 1                     $50.00            100.00
December 31                   $55.25            110.20
Absolute change               +$5.25           +$10.20
Actual change                 +10.50%           +10.20%           +0.30%

Based on these assumptions, the Multi-Cap Core Equity Fund calculates the Advisor's management fee rate for the last month of the performance period as follows:

      o The portion of the annual basic fee rate of 0.70% applicable to that month is multiplied by the Fund's average daily net assets for the month. This results in the dollar amount of the basic fee.

      o The +0.30% difference between the performance of the Multi-Cap Core Equity Fund and the record of the Index is divided by 3.75, producing a rate of 0.08%.

      o The 0.08% rate (adjusted for the number of days in the month) is multiplied by the Fund's average daily net assets for the performance period. This results in the dollar amount of the performance adjustment.

      o The dollar amount of the performance adjustment is added to the dollar amount of the basic fee, producing the adjusted management fee.

If the record of the Index during the performance period exceeded the Multi-Cap Core Equity Fund's performance, the dollar amount of the performance adjustment would be deducted from the dollar amount of the basic fee.

Because the adjustment to the basic fee is based on the comparative performance of the Multi-Cap Core Equity Fund and the record of the Index, the controlling factor is not whether the Multi-Cap Core Equity Fund performance is up or down, but whether it is up or down more or less than the record of the Index. Therefore, it is possible that the Fund will pay a positive performance adjustment even during periods of negative Fund performance. Moreover, the comparative investment performance of the Multi-Cap Core Equity Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

From time to time, the Trustees may determine that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the Multi-Cap Core Equity Fund. In such event, a successor index may be substituted for the Index in prospectively calculating the performance based adjustment to the basic fee. However, the calculation of the performance adjustment for any portion of the performance period prior to the adoption of the successor index would still be based upon the Multi-Cap Core Equity Fund's performance compared to the Index.

It is not possible to predict the effect of the performance adjustment on the overall compensation to the Advisor in the future since it will depend on the performance of the Multi-Cap Core Equity Fund relative to the record of the Index.

Under the terms of the advisory contract, the Multi-Cap Core Equity Fund pays management fees at a rate equal to the basic fee plus or minus the amount of the performance adjustment for the current semi-annual period. The management fee is computed and accrued daily, and the entire management fee is paid monthly.

For the fiscal years ended March 31, 2004, 2005 and 2006, the Multi-Cap Core Equity Fund paid the following advisory fees to the Advisor:

---------------------------------------------------------------------------------------------------
                                                                  ADVISORY FEES     ADVISORY FEES
                                           ADVISORY FEES PAID       PAID FOR          PAID FOR
                            FUND             FOR FISCAL YEAR      FISCAL YEAR       FISCAL YEAR
FUND NAME              INCEPTION DATE           ENDED 2004         ENDED 2005        ENDED 2006
---------------------------------------------------------------------------------------------------
Multi-Cap Core Equity     9/23/2002              $374,291           $642,796          $750,945
---------------------------------------------------------------------------------------------------

PORTFOLIO MANAGERS

This  section  includes   information  about  each  Fund's  portfolio  managers,
including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

------------------------------------------------------------------------------------------------------------------------
                         REGISTERED INVESTMENT              OTHER POOLED INVESTMENT
                             COMPANIES 1,2                       VEHICLES 1                  OTHER ACCOUNTS 1
                     ---------------------------------------------------------------------------------------------------
                      NUMBER OF      TOTAL ASSETS      NUMBER OF         TOTAL ASSETS    NUMBER OF        TOTAL ASSETS
      NAME             ACCOUNTS                         ACCOUNTS                         ACCOUNTS
------------------------------------------------------------------------------------------------------------------------
Michael P. Byrum         112         $14 billion           2             $1.7 million        6              Less than
                                                                                                           $5 million
------------------------------------------------------------------------------------------------------------------------
Michael Dellapa          110         $14 billion           0                  $0             7              Less than
                                                                                                           $5 million
------------------------------------------------------------------------------------------------------------------------
James R. King            110         $14 billion           0                  $0             3              Less than
                                                                                                           $5 million
------------------------------------------------------------------------------------------------------------------------

1     INFORMATION PROVIDED IS AS OF MARCH 31, 2006.

2     THE  PORTFOLIO   MANAGERS   MANAGE  ONE  ACCOUNT  THAT  IS  SUBJECT  TO  A
      PERFORMANCE-BASED ADVISORY FEE. THE ACCOUNT HAD $87.4 MILLION IN ASSETS UNDER MANAGEMENT AS OF MARCH 31, 2006.

CONFLICTS OF INTEREST. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as one of the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

PORTFOLIO MANAGER COMPENSATION. The Advisor compensates each portfolio manager for his management of the Funds. The portfolio managers' compensation consists of a fixed annual salary and a discretionary bonus. The amount of the discretionary bonus is determined by two components. The first component is a comparison of the portfolio manager's Fund performance relative to a mutual fund peer's performance and/or to the performance of applicable internal or external benchmarks as measured over a one-year period. Mutual fund peers are those funds with similar investment objectives to a Fund managed by the portfolio manager. Mutual fund peers do not exist for all of the Rydex Funds. Rydex Funds that do not have a mutual fund peer available for comparison purposes will instead be compared to applicable internal or external benchmarks. An external benchmark, such as the S&P 500 Index, will be used for each Rydex Fund that seeks to track the performance of a published index. For a complete list and description of the external benchmarks used by the Funds, see "Investments and Risk - A Brief Guide to the Benchmarks" in the Funds' Prospectuses. An internal benchmark, such as the inverse of the S&P 500 Index, will be used when an external benchmark is not available. The second component used to determine the discretionary bonus is based on the Advisor's profit margin and assets under management.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of each Fund as of the Trust's most recently completed fiscal year end. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. With the exception of the Absolute Return Strategies and Hedged Equity Funds, none of the portfolio managers beneficially owned shares of the Funds as of March 31, 2006.

--------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER                    FUND NAME                  DOLLAR RANGE OF SHARES OWNED
--------------------------------------------------------------------------------------------------------
Michael P. Byrum             Absolute Return Strategies              $50,001 - $100,000
--------------------------------------------------------------------------------------------------------
Michael Dellapa                    Hedged Equity                     $10,001 - $50,000
--------------------------------------------------------------------------------------------------------
James R. King                Absolute Return Strategies              $10,001 - $50,000
--------------------------------------------------------------------------------------------------------

THE ADMINISTRATIVE SERVICE AGREEMENT AND ACCOUNTING SERVICE AGREEMENT

General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Funds by Rydex Fund
Services, Inc. (the "Servicer"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, subject to the general supervision and control of the Board and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer. The Servicer is wholly-owned by the Viragh Family Trust.

Under the service agreement, the Servicer provides the Trust and each Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of NAVs; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and each Fund under federal and state securities laws. The Servicer also maintains the shareholder account records for each Fund, disburses dividends and distributions payable by each Fund, and produces statements with respect to account activity for each Fund and each Fund's shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to each Fund; each Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement.

In consideration for its services, the Servicer is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of each Fund except the Government Long Bond Advantage and U.S. Government Money Market Funds which have an annual rate of 0.20% of the daily net assets of the Funds. The service fee contractual rate paid to the Servicer by the Funds is set forth below.

For the fiscal years ended March 31, 2004, 2005 and 2006, the Funds paid the following service fees to the Servicer:

--------------------------------------------------------------------------------------------------------------------------------
                                                         ADMINISTRATIVE           ADMINISTRATIVE             ADMINISTRATIVE
                                                          SERVICE FEES             SERVICE FEES           SERVICE FEES PAID FOR
                                         FUND           PAID FOR FISCAL           PAID FOR FISCAL           FISCAL YEAR ENDED
                                      INCEPTION            YEAR ENDED               YEAR ENDED                    2006
FUND NAME                                DATE                 2004                     2005
--------------------------------------------------------------------------------------------------------------------------------
Nova                                  7/12/1993             $616,131                 $850,815                    $741,920
--------------------------------------------------------------------------------------------------------------------------------
Nova Master *                          8/1/2001                $0                       $0                          $0
--------------------------------------------------------------------------------------------------------------------------------
S&P 500                                6/1/2006                **                       **                          **
--------------------------------------------------------------------------------------------------------------------------------
Inverse S&P 500                        1/7/1994            $1,228,644               $1,165,305                  $1,131,698
--------------------------------------------------------------------------------------------------------------------------------
Inverse S&P 500 Master *               4/1/2000                $0                       $0                          $0
--------------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth                      2/20/2004               $166                   $58,746                     $107,396
--------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value                       2/20/2004              $3,920                  $170,144                    $145,225
--------------------------------------------------------------------------------------------------------------------------------
OTC                                   2/14/1994            $2,245,589               $2,352,229                  $2,421,716
--------------------------------------------------------------------------------------------------------------------------------
Inverse OTC                            9/3/1998             $408,220                 $566,785                    $501,190
--------------------------------------------------------------------------------------------------------------------------------
Inverse OTC Master *                   4/1/2000                $0                       $0                          $0
--------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Advantage                     8/16/2001             $158,188                 $178,494                    $201,554
--------------------------------------------------------------------------------------------------------------------------------
Inverse Mid-Cap                       2/20/2004              $1,062                  $26,647                     $34,011
--------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth                        2/20/2004               $258                   $76,810                     $198,089
--------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value                         2/20/2004              $4,302                  $160,280                    $252,414
--------------------------------------------------------------------------------------------------------------------------------
Russell 2000(R) Advantage             11/1/2000             $450,648                 $479,932                    $425,806
--------------------------------------------------------------------------------------------------------------------------------
Russell 2000(R)                        6/1/2006                **                       **                          **
--------------------------------------------------------------------------------------------------------------------------------
Inverse Russell 2000(R)               2/20/2004              $2,239                  $82,875                     $133,573
--------------------------------------------------------------------------------------------------------------------------------
Small-Cap Growth                      2/20/2004               $367                   $150,631                    $158,918
--------------------------------------------------------------------------------------------------------------------------------
Small-Cap Value                       2/20/2004              $2,212                  $201,793                    $184,584
--------------------------------------------------------------------------------------------------------------------------------
Banking                                4/1/1998              $54,731                 $43,642                     $26,607
--------------------------------------------------------------------------------------------------------------------------------
Basic Materials                        4/1/1998              $81,266                 $117,140                    $88,800
--------------------------------------------------------------------------------------------------------------------------------
Biotechnology                          4/1/1998             $431,174                 $332,232                    $361,070
--------------------------------------------------------------------------------------------------------------------------------
Consumer Products                      7/6/1998              $53,805                 $113,679                    $76,815
--------------------------------------------------------------------------------------------------------------------------------
Electronics                            4/1/1998             $189,111                 $107,322                    $126,365
--------------------------------------------------------------------------------------------------------------------------------
Energy                                4/21/1998              $98,295                 $332,084                   $411, 836
--------------------------------------------------------------------------------------------------------------------------------
Energy Services                        4/1/1998              $97,963                 $176,050                    $416,213
--------------------------------------------------------------------------------------------------------------------------------
Financial Services                     4/2/1998             $121,511                 $103,725                    $89,295
--------------------------------------------------------------------------------------------------------------------------------
Health Care                           4/17/1998             $113,497                 $132,124                    $222,062
--------------------------------------------------------------------------------------------------------------------------------
Internet                               4/6/2000              $50,583                 $54,285                     $44,915
--------------------------------------------------------------------------------------------------------------------------------
Leisure                                4/1/1998              $39,941                 $95,036                     $52,799
--------------------------------------------------------------------------------------------------------------------------------
Precious Metals                       12/1/1993             $470,346                 $479,830                    $512,177
--------------------------------------------------------------------------------------------------------------------------------
Real Estate                           2/20/2004              $7,253                  $101,979                    $81,870
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                         ADMINISTRATIVE           ADMINISTRATIVE             ADMINISTRATIVE
                                                          SERVICE FEES             SERVICE FEES           SERVICE FEES PAID FOR
                                         FUND           PAID FOR FISCAL           PAID FOR FISCAL           FISCAL YEAR ENDED
                                      INCEPTION            YEAR ENDED               YEAR ENDED                    2006
FUND NAME                                DATE                 2004                     2005
--------------------------------------------------------------------------------------------------------------------------------
Retailing                              4/1/1998              $82,899                 $39,651                     $51,516
--------------------------------------------------------------------------------------------------------------------------------
Technology                            4/14/1998             $134,772                 $124,412                    $105,170
--------------------------------------------------------------------------------------------------------------------------------
Telecommunications                     4/1/1998              $56,516                 $45,139                     $47,465
--------------------------------------------------------------------------------------------------------------------------------
Transportation                         4/2/1998              $27,006                 $84,926                     $96,940
--------------------------------------------------------------------------------------------------------------------------------
Utilities                              4/3/2000              $65,065                 $73,771                     $137,247
--------------------------------------------------------------------------------------------------------------------------------
Europe Advantage                       5/8/2000              $83,099                 $141,433                    $141,087
--------------------------------------------------------------------------------------------------------------------------------
Japan Advantage                        5/8/2000             $115,581                 $169,372                    $218,283
--------------------------------------------------------------------------------------------------------------------------------
Government Long Bond Advantage         1/3/1994             $116,357                 $211,826                    $235,017
--------------------------------------------------------------------------------------------------------------------------------
Inverse Government Long Bond           3/3/1995            $1,855,610               $6,658,694                  $5,101,707
--------------------------------------------------------------------------------------------------------------------------------
Inverse Government Long Bond           4/1/2000                $0                       $0                          $0
Master *
--------------------------------------------------------------------------------------------------------------------------------
Commodities                           5/25/2005                **                       **                       $50,280
--------------------------------------------------------------------------------------------------------------------------------
Dynamic Strengthening Dollar          5/25/2005                **                       **                       $25,206
--------------------------------------------------------------------------------------------------------------------------------
Dynamic Weakening Dollar              5/25/2005                **                       **                       $52,533
--------------------------------------------------------------------------------------------------------------------------------
Sector Rotation                       3/22/2002             $233,513                 $306,273                    $494,272
--------------------------------------------------------------------------------------------------------------------------------
Multi-Cap Core Equity                 9/23/2002             $128,033                 $193,112                    $208,961
--------------------------------------------------------------------------------------------------------------------------------
Absolute Return Strategies            9/19/2005                **                       **                          $0
--------------------------------------------------------------------------------------------------------------------------------
Hedged Equity                         9/19/2005                **                       **                          $0
--------------------------------------------------------------------------------------------------------------------------------
U.S. Government Money Market          12/1/1993            $3,168,003               $3,079,788                  $2,906,800
--------------------------------------------------------------------------------------------------------------------------------

* THE FUND PURSUES ITS INVESTMENT OBJECTIVE BY INVESTING IN A "MASTER-FEEDER ARRANGEMENT". THE ADMINISTRATIVE SERVICE FEES ARE PAID BY THE FEEDER FUND.

**    NOT IN OPERATION FOR THE PERIOD INDICATED.

Pursuant to an Accounting Services Agreement, the Servicer serves as Accounting Services Agent and performs certain record keeping and accounting functions. Certain officers and Trustees of the Trust are also officers and directors of the Servicer.

For the fiscal years ended March 31, 2004, 2005 and 2006, the Funds paid the following accounting service fees to the Servicer:

--------------------------------------------------------------------------------------------------------------------------
                                                              ACCOUNTING             ACCOUNTING           ACCOUNTING
                                                           SERVICE FEES PAID     SERVICE FEES PAID    SERVICE FEES PAID
                                                             FOR FISCAL YEAR      FOR FISCAL YEAR      FOR FISCAL YEAR
                                             FUND                ENDED                 ENDED                 ENDED
FUND NAME                               INCEPTION DATE            2004                  2005                  2006
--------------------------------------------------------------------------------------------------------------------------
Nova                                       7/12/1993             $240,577              $317,349             $285,310
--------------------------------------------------------------------------------------------------------------------------
Nova Master *                              8/1/2001                 $0                    $0                   $0
--------------------------------------------------------------------------------------------------------------------------
S&P 500                                    6/1/2006                 **                    **                   **
--------------------------------------------------------------------------------------------------------------------------
Inverse S&P 500                            1/7/1994              $419,179              $406,038             $401,636
--------------------------------------------------------------------------------------------------------------------------
Inverse S&P 500 Master *                   4/1/2000                 $0                    $0                   $0
--------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth                           2/20/2004               $66                 $23,498               $42,958
--------------------------------------------------------------------------------------------------------------------------
Large-Cap Value                            2/20/2004              $1,568               $68,058               $58,090
--------------------------------------------------------------------------------------------------------------------------
OTC                                        2/14/1994             $607,118              $619,070             $629,957
--------------------------------------------------------------------------------------------------------------------------
Inverse OTC                                9/3/1998              $163,001              $224,325             $200,132
--------------------------------------------------------------------------------------------------------------------------
Inverse OTC Master *                       4/1/2000                 $0                    $0                   $0
--------------------------------------------------------------------------------------------------------------------------
Mid-Cap Advantage                          8/16/2001             $63,275               $71,397               $80,622
--------------------------------------------------------------------------------------------------------------------------
Inverse Mid-Cap                            2/20/2004               $425                $10,659               $13,605
--------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth                             2/20/2004               $103                $30,724               $79,236
--------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value                              2/20/2004              $1,721               $64,112              $100,966
--------------------------------------------------------------------------------------------------------------------------
Russell 2000(R) Advantage                  11/1/2000             $178,672              $188,566             $170,131
--------------------------------------------------------------------------------------------------------------------------
Russell 2000(R)                             6/1/2006                 **                    **                   **
--------------------------------------------------------------------------------------------------------------------------
Inverse Russell 2000(R)                    2/20/2004               $895                $33,150               $53,429
--------------------------------------------------------------------------------------------------------------------------
Small-Cap Growth                           2/20/2004               $147                $60,252               $63,567
--------------------------------------------------------------------------------------------------------------------------
Small-Cap Value                            2/20/2004               $885                $80,717               $73,834
--------------------------------------------------------------------------------------------------------------------------
Banking                                    4/1/1998              $21,893               $17,457               $10,643
--------------------------------------------------------------------------------------------------------------------------
Basic Materials                            4/1/1998              $32,506               $46,856               $35,520
--------------------------------------------------------------------------------------------------------------------------
Biotechnology                              4/1/1998              $172,446              $132,893             $144,428
--------------------------------------------------------------------------------------------------------------------------
Consumer Products                          7/6/1998              $21,522               $45,472               $30,726
--------------------------------------------------------------------------------------------------------------------------
Electronics                                4/1/1998              $75,644               $42,929               $50,546
--------------------------------------------------------------------------------------------------------------------------
Energy                                     4/21/1998             $39,318               $132,834             $164,734
--------------------------------------------------------------------------------------------------------------------------
Energy Services                            4/1/1998              $39,185               $70,420              $165,826
--------------------------------------------------------------------------------------------------------------------------
Financial Services                         4/2/1998              $48,604               $41,490               $35,718
--------------------------------------------------------------------------------------------------------------------------
Health Care                                4/17/1998             $45,399               $52,849               $88,835
--------------------------------------------------------------------------------------------------------------------------
Internet                                   4/6/2000              $20,233               $21,714               $17,966
--------------------------------------------------------------------------------------------------------------------------
Leisure                                    4/1/1998              $15,976               $38,014               $21,119
--------------------------------------------------------------------------------------------------------------------------
Precious Metals                            12/1/1993             $186,438              $191,417             $204,551
--------------------------------------------------------------------------------------------------------------------------
Real Estate                                2/20/2004              $2,901               $40,792               $32,748
--------------------------------------------------------------------------------------------------------------------------
Retailing                                  4/1/1998              $33,160               $15,861               $20,606
--------------------------------------------------------------------------------------------------------------------------
Technology                                 4/14/1998             $53,909               $49,765               $42,068
--------------------------------------------------------------------------------------------------------------------------
Telecommunications                         4/1/1998              $22,606               $18,055               $18,986
--------------------------------------------------------------------------------------------------------------------------
Transportation                             4/2/1998              $10,802               $33,970               $38,776
--------------------------------------------------------------------------------------------------------------------------
Utilities                                  4/3/2000              $26,026               $29,509               $54,899
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                              ACCOUNTING             ACCOUNTING           ACCOUNTING
                                                           SERVICE FEES PAID     SERVICE FEES PAID    SERVICE FEES PAID
                                                             FOR FISCAL YEAR      FOR FISCAL YEAR      FOR FISCAL YEAR
                                             FUND                ENDED                 ENDED                 ENDED
FUND NAME                               INCEPTION DATE            2004                  2005                  2006
--------------------------------------------------------------------------------------------------------------------------
Europe Advantage                           5/8/2000              $33,240               $56,573               $56,435
--------------------------------------------------------------------------------------------------------------------------
Japan Advantage                            5/8/2000              $46,232               $67,749               $87,313
--------------------------------------------------------------------------------------------------------------------------
Government Long Bond Advantage             1/3/1994              $58,178               $105,913             $117,508
--------------------------------------------------------------------------------------------------------------------------
Inverse Government Long Bond               3/3/1995              $513,259             $1,135,845            $951,556
--------------------------------------------------------------------------------------------------------------------------
Inverse Government Long Bond Master *      4/1/2000                 $0                    $0                   $0
--------------------------------------------------------------------------------------------------------------------------
Commodities                                5/25/2005                **                    **                 $20,112
--------------------------------------------------------------------------------------------------------------------------
Dynamic Strengthening Dollar               5/25/2005                **                    **                 $10,083
--------------------------------------------------------------------------------------------------------------------------
Dynamic Weakening Dollar                    5/25/05                 **                    **                 $21,013
--------------------------------------------------------------------------------------------------------------------------
Sector Rotation                            3/22/2002             $93,405               $122,509             $193,592
--------------------------------------------------------------------------------------------------------------------------
Multi-Cap Core Equity                      9/23/2002             $51,123               $77,245               $83,584
--------------------------------------------------------------------------------------------------------------------------
Absolute Return Strategies                 9/19/2005                **                    **                   $0
--------------------------------------------------------------------------------------------------------------------------
Hedged Equity                              9/19/2005                **                    **                   $0
--------------------------------------------------------------------------------------------------------------------------
U.S. Government Money Market               12/1/1993             $813,399              $798,770             $775,371
--------------------------------------------------------------------------------------------------------------------------

* THE FUND PURSUES ITS INVESTMENT OBJECTIVE BY INVESTING IN A "MASTER-FEEDER ARRANGEMENT". THE ACCOUNTING SERVICE FEES ARE PAID BY THE FEEDER FUND.

**    NOT IN OPERATION FOR THE PERIOD INDICATED.

DISTRIBUTION

Pursuant to a distribution agreement adopted by the Trust (the "Distribution Agreement"), Rydex Distributors, Inc. (the "Distributor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, acts as distributor for the shares of the Trust under the general supervision and control of the Board and the officers of the Trust. The Distributor is wholly owned by the Viragh Family Trust. The Distribution Agreement grants the Distributor the exclusive right to distribute the shares of the Funds. In addition, the Distribution Agreement permits the Distributor to receive as compensation any front-end sales load or contingent deferred sales charge collected by the Funds or other asset-based sales charges collected pursuant to any distribution or shareholder services plans adopted by the Funds on behalf of the various classes of shares. Each of the Fund's current distribution and shareholder services plans, as well as a description of the services performed under each, are described below.

ADVISOR CLASS DISTRIBUTION AND SHAREHOLDER SERVICING PLAN - Each Fund has adopted a Distribution and Shareholder Services Plan for Advisor Class Shares (the "Advisor Class Plan"). Under the Advisor Class Plan, the Distributor, or third parties that enter into agreements with the Distributor ("Service Providers"), may receive up to 0.25% of each Fund's assets attributable to Advisor Class Shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. In addition to distribution services, the Advisor Class Plan permits the payment of up to 0.25% of each Fund's assets attributable to Advisor Class Shares to the

Distributor or designated Service Providers as compensation for shareholder services, which are not primarily intended to result in the sale of the shares of the Funds.

A-CLASS DISTRIBUTION PLAN - Each Fund has adopted a Distribution Plan applicable to A-Class Shares (the "A-Class Plan"). Under the A-Class Plan, the Distributor, or designated Service Providers, may receive up to 0.25% of each Fund's assets attributable to A-Class Shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act.

C-CLASS DISTRIBUTION AND SHAREHOLDER SERVICING PLAN - Each Fund has adopted a Distribution and Shareholder Services Plan for C-Class Shares (the "C-Class Plan"). Under the C-Class Plan, the Distributor, or designated Service Providers, may receive up to a total of 1.00% of each Fund's assets attributable to C-Class Shares as compensation for distribution and shareholder services pursuant to Rule 12b-1 of the 1940 Act. The C-Class Plan allows for payment of up to 0.75% of each Fund's assets attributable to C-Class Shares as compensation for distribution services and up to 0.25% of each Fund's assets attributable to C-Class Shares as compensation for shareholder services.

H-CLASS DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN - Each Fund has adopted a Distribution Plan and a Shareholder Services Plan applicable to H-Class Shares (the "H-Class Plan"). Under the H-Class Plan, the Distributor, or designated Service Providers, may receive up to 0.25% of each Fund's assets attributable to H-Class Shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. The Shareholder Services Plan permits the payment of up to 0.25% of each Fund's assets attributable to H-Class Shares to designated Service Providers as compensation for providing shareholder services, which are not primarily intended to result in the sale of the shares of the Funds.

DESCRIPTION OF DISTRIBUTION AND SHAREHOLDER SERVICES - Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Funds), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Services Providers; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Funds on behalf of clients.

For the fiscal year ended March 31, 2006, the Funds paid the following fees pursuant to the plans described above:

--------------------------------------------------------------------------------------------------------------------------------
                                     FUND          ADVISOR CLASS       A-CLASS (0.25%       C-CLASS (1.00%     H-CLASS (0.25%
FUND NAME                       INCEPTION DATE   (0.25% 12b-1 FEE)       12b-1 FEE)           12b-1 FEE)         12b-1 FEE)
--------------------------------------------------------------------------------------------------------------------------------
Nova                              7/12/1993          $259,416              $67,915             $513,761              $0
--------------------------------------------------------------------------------------------------------------------------------
S&P 500                            6/1/2006              *                    *                   *                   *
--------------------------------------------------------------------------------------------------------------------------------
Inverse S&P 500                    1/7/1994          $200,889              $27,416             $441,131              $0
--------------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth                  2/20/2004             $0                 $1,771              $97,901             $81,149
--------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value                   2/20/2004             $0                 $3,469              $92,916            $118,528
--------------------------------------------------------------------------------------------------------------------------------
OTC                               2/14/1994          $138,281              $5,562              $179,525              $0
--------------------------------------------------------------------------------------------------------------------------------
Inverse OTC                        9/3/1998           $58,660              $7,061              $154,463              $0
--------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Advantage                 8/16/2001             $0                 $12,402             $200,684           $138,981
--------------------------------------------------------------------------------------------------------------------------------
Inverse Mid-Cap                   2/20/2004             $0                  $337                $8,743             $31,488
--------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth                    2/20/2004             $0                 $4,059              $29,246            $186,718
--------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value                     2/20/2004             $0                 $3,851              $74,254            $230,000
--------------------------------------------------------------------------------------------------------------------------------
Russell 2000(R) Advantage         11/1/2000             $0                 $23,569             $324,728           $321,055
--------------------------------------------------------------------------------------------------------------------------------
Russell 2000(R)                    6/1/2006              *                    *                   *                   *
--------------------------------------------------------------------------------------------------------------------------------
Inverse Russell 2000(R)           2/20/2004             $0                 $3,887              $37,848            $120,224
--------------------------------------------------------------------------------------------------------------------------------
Small-Cap Growth                  2/20/2004             $0                 $3,347              $49,185            $143,275
--------------------------------------------------------------------------------------------------------------------------------
Small-Cap Value                   2/20/2004             $0                 $2,668              $86,675            $160,247
--------------------------------------------------------------------------------------------------------------------------------
Banking                            4/1/1998           $13,772               $109               $11,304               $0
--------------------------------------------------------------------------------------------------------------------------------
Basic Materials                    4/1/1998           $34,092               $734               $63,617               $0
--------------------------------------------------------------------------------------------------------------------------------
Biotechnology                      4/1/1998          $100,179              $5,128              $62,555               $0
--------------------------------------------------------------------------------------------------------------------------------
Consumer Products                  7/6/1998           $76,380              $2,757              $35,873               $0
--------------------------------------------------------------------------------------------------------------------------------
Electronics                        4/1/1998           $69,507              $1,177              $27,041               $0
--------------------------------------------------------------------------------------------------------------------------------
Energy                            4/21/1998          $110,948              $9,507              $238,240              $0
--------------------------------------------------------------------------------------------------------------------------------
Energy Services                    4/1/1998          $145,764              $7,639              $182,701              $0
--------------------------------------------------------------------------------------------------------------------------------
Financial Services                 4/2/1998           $93,395              $2,182              $24,546               $0
--------------------------------------------------------------------------------------------------------------------------------
Health Care                       4/17/1998           $92,562              $2,259              $70,810               $0
--------------------------------------------------------------------------------------------------------------------------------
Internet                           4/6/2000           $17,127               $642               $22,494               $0
--------------------------------------------------------------------------------------------------------------------------------
Leisure                            4/1/1998           $63,276                $36               $17,468               $0
--------------------------------------------------------------------------------------------------------------------------------
Precious Metals                   12/1/1993           $39,288              $4,974              $216,749              $0
--------------------------------------------------------------------------------------------------------------------------------
Real Estate                       2/20/2004             $0                  $778               $25,245             $74,781
--------------------------------------------------------------------------------------------------------------------------------
Retailing                          4/1/1998           $34,988               $145               $23,677               $0
--------------------------------------------------------------------------------------------------------------------------------
Technology                        4/14/1998           $78,423               $800               $26,350               $0
--------------------------------------------------------------------------------------------------------------------------------
Telecommunications                 4/1/1998           $16,461              $1,068              $17,269               $0
--------------------------------------------------------------------------------------------------------------------------------
Transportation                     4/2/1998           $35,239              $1,436              $21,683               $0
--------------------------------------------------------------------------------------------------------------------------------
Utilities                          4/3/2000           $43,304              $2,645              $71,812               $0
--------------------------------------------------------------------------------------------------------------------------------
Europe Advantage                   5/8/2000             $0                 $3,355              $55,263            $123,916
--------------------------------------------------------------------------------------------------------------------------------
Japan Advantage                    5/8/2000             $0                 $4,255              $65,121            $197,748
--------------------------------------------------------------------------------------------------------------------------------
Government Long Bond Advantage     1/3/1994          $346,464              $2,790              $95,393               $0
--------------------------------------------------------------------------------------------------------------------------------
Inverse Government Long Bond       3/3/1995          $647,482             $380,163            $6,933,591             $0
--------------------------------------------------------------------------------------------------------------------------------
Commodities                       5/24/2005             $0                 $3,870              $19,835             $41,451

--------------------------------------------------------------------------------------------------------------------------------
                                     FUND          ADVISOR CLASS       A-CLASS (0.25%       C-CLASS (1.00%     H-CLASS (0.25%
FUND NAME                       INCEPTION DATE   (0.25% 12b-1 FEE)       12b-1 FEE)           12b-1 FEE)         12b-1 FEE)
--------------------------------------------------------------------------------------------------------------------------------
Dynamic Strengthening Dollar      5/24/2005             $0                  $233                $8,794             $22,775
--------------------------------------------------------------------------------------------------------------------------------
Dynamic Weakening Dollar          5/24/2005             $0                  $1,927             $11,075             $47,838
--------------------------------------------------------------------------------------------------------------------------------
Sector Rotation                   3/22/2002             $0                 $25,198             $704,179           $293,029
--------------------------------------------------------------------------------------------------------------------------------
Multi-Cap Core Equity             9/23/2002             $0                 $4,714              $330,113           $121,719
--------------------------------------------------------------------------------------------------------------------------------
Absolute Return Strategies        9/19/2005             $0                 $2,763              $11,787             $17,289
--------------------------------------------------------------------------------------------------------------------------------
Hedged Equity                     9/19/2005             $0                  $969                $7,157             $9,884
--------------------------------------------------------------------------------------------------------------------------------
U.S. Government Money Market      12/1/1993          $920,739              $32,041            $1,489,576             $0
--------------------------------------------------------------------------------------------------------------------------------

COSTS AND EXPENSES

Each Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; non-Interested Trustees' fees and expenses; the costs and expenses of redeeming shares of a Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines. In addition, each of the Funds pays an equal portion of the trustee fees and expenses for attendance at Board meetings for the members of the Board who are not affiliated with, or interested persons of, the Advisor.

BUSINESS CONTINUITY AND DISASTER RECOVERY

The Advisor, the Distributor and the Servicer (collectively, the "Service Providers") have developed a joint Business Continuity and Disaster Recovery Program (the "Program") that is designed to minimize the disruption of normal business operations in the event of a disaster. While the Service Providers believe that the Program is comprehensive and should enable them to survive a disaster and reestablish normal business operations in a timely manner, under certain unusual or unexpected circumstances the Service Providers could be prevented or hindered from providing services to the Funds for extended periods of time. These circumstances may include, without limitation, acts of God, acts of government in its sovereign or contractual capacity, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. Under each Service Provider's agreement with the Trust, absent willful misfeasance, bad faith or gross negligence on the part of the Service Provider, or the reckless disregard of their obligations, the Service Provider generally will not be liable for any related losses to the Funds or to the Funds' shareholders as a result of such an occurrence.

PRINCIPAL HOLDERS OF SECURITIES

As of July 3, 2006 the following persons were the only persons who were record owners or, to the knowledge of the Trust, beneficial owners of 5% or more of the shares of the Funds.


-------------------------------------------------------------------------------------------------------------------------
                                                      A-CLASS SHARES
-------------------------------------------------------------------------------------------------------------------------
701-EUROPE ADVANTAGE                     19170.701     21.96   PERSHING LLC                    P. O. BOX 2052
                                                                                               JERSEY CITY, NJ 07303-
                                                                                               2052
-------------------------------------------------------------------------------------------------------------------------
702-JAPAN ADVANTAGE                      7409.2370      8.04   FIRST CLEARING, LLC             100 WEST HOUSTON
                                                               BERNARD MCELHONE &              NEW YORK, NY 10012-2547
                                                               PATRICIA MCELHONE JT
                                                               WROS
-------------------------------------------------------------------------------------------------------------------------
703-RUSSELL 2000(R)                     29507.1390     17.52   CITIGROUP GLOBAL                333 WEST 34TH STREET -
ADVANTAGE                                                      MARKETS INC.                    3RD FLOOR
                                                                                               NEW YORK, NEW YORK
                                                                                               10001
                              -------------------------------------------------------------------------------------------
                                        51206.1280     30.40   UBS FINANCIAL SERVICES          C/O ANALYTIC ASSET
                                                               INC. FBO                        MANAGEMNT
                                                               THE COUNTESS* MOIRA             600 THIRD AVE 17TH FLR
                                                               CHRTBL FDN                      NEW YORK, NY 10016-1919
-------------------------------------------------------------------------------------------------------------------------
704-MID-CAP ADVANTAGE                    4415.8470      5.29   PERSHING LLC                    P. O. BOX 2052
                                                                                               JERSEY CITY, NJ 07303-
                                                                                               9998
                              -------------------------------------------------------------------------------------------
                                         5884.2430      7.05   PIPER JAFFRAY & CO.             800 NICOLLET MALL
                                                                                               MINNEAPOLIS, MN 55402
-------------------------------------------------------------------------------------------------------------------------
710-U.S. GOVERNMENT                    855224.3400      5.87   BEAR STEARNS SECURITIES         1 METROTECH CENTER
MONEY MARKET                                                   CORP.                           NORTH
                                                                                               BROOKLYN, NY 11201-3859
                              -------------------------------------------------------------------------------------------
                                         851435.66      5.85   UBS FINANCIAL SERVICES          1009 BASIL RD
                                                               INC. FBO                        MCLEAN, VA 22101-1819
                                                               EDWIN L PHELPS
                              -------------------------------------------------------------------------------------------
                                      1344527.5100      9.23   DEAN WITTER FOR THE             PO BOX 250 CHURCH
                                                               BENEFIT OF JEFFREY              STREET STATION
                                                               CHANDLER & ANN
                                                               CHARLOTTE
-------------------------------------------------------------------------------------------------------------------------
712-GOVERNMENT LONG                    355352.0280     43.41   CITIGROUP GLOBAL                333 WEST 34TH STREET -
BOND ADVANTAGE                                                 MARKETS INC.                    3RD FLOOR
                                                                                               NEW YORK, NEW YORK
                                                                                               10001
                              -------------------------------------------------------------------------------------------

                              -------------------------------------------------------------------------------------------
                                        92678.4060    11.32    NFS LLC FEBO                     PO BOX 92956
                                                               THE NORTHERN TRUST               CHICAGO, IL 60675
                                                               COMPANY
                              -------------------------------------------------------------------------------------------
                                       437638.4390     7.08    DEAN WITTER FOR THE              PO BOX 250 CHURCH
                                                               BENEFIT OF MERCURY               STREET STATION
                                                               INSURANCE COMPANY                NEW YORK, NY 10008-0250
-------------------------------------------------------------------------------------------------------------------------
714-INVERSE                             1213774.39    19.64    UBS FINANCIAL SERVICES           NO.63-100
GOVERNMENT LONG                                                INC. FBO                         PISO 8
BOND                                                           FONDO DE PENSIONES               MEDELLIN COLOMBIA
                                                               OBLIGATORIAS
                                                               PROTECCION
-------------------------------------------------------------------------------------------------------------------------
715-NOVA                               271037.7880    37.72    CITIGROUP GLOBAL                 333 WEST 34TH STREET -
                                                               MARKETS INC.                     3RD FLOOR
                                                                                                NEW YORK, NEW YORK
                                                                                                10001
                              -------------------------------------------------------------------------------------------
                                       128628.7830    17.90    WILLIAM & ANNA                   608 NO BEVERLY DR
                                                               TENENBLATT                       BEVERLY HILLS, CA 90210-
                                                               TTEES WILLIAM & ANNA             3320
                                                               TENENBLATT TR U/A 4/12/86
-------------------------------------------------------------------------------------------------------------------------
717-INVERSE S&P 500                    369913.6860    17.49    CITIGROUP GLOBAL                 333 WEST 34TH STREET -
                                                               MARKETS INC.                     3RD FLOOR
                                                                                                NEW YORK, NEW YORK
                                                                                                10001
                              -------------------------------------------------------------------------------------------
                                         112528.09     5.32    UBS FINANCIAL SERVICES           1 WILLOW BEND DR
                                                               INC. FBO
                                                               BRETT FAVRE                      HATTIESBURG, MS 39402-
                                                               DEANNA FAVRE JTWROS              8552
                              -------------------------------------------------------------------------------------------
                                       124639.8660     5.89    UBS FINANCIAL SERVICES           108 SHASTA
                                                               INC. FBO                         HOUSTON, TX 77024-6914
                                                               PAUL B LOYD JR
-------------------------------------------------------------------------------------------------------------------------
718-OTC                                 67675.6540    31.62    CAPITAL BANK & TRUST             C/O PLAN
                                                               COMPANY                          PREMIER/FASCORP
                                                               FBO VINING SPARKS IBG, LP        8515 E ORCHARD ROAD,
                                                               401K PLAN                        2T2
                                                                                                ENGLEWOOD, CO 80111
                              -------------------------------------------------------------------------------------------
                                        13689.4160     6.40    BEAR STEARNS SECURITIES          1 METROTECH CENTER
                                                               CORP.                            NORTH
                                                                                                BROOKLYN, NY 11201-3859
                              -------------------------------------------------------------------------------------------
                                        18685.0920     8.73    PERSHING LLC                     P. O. BOX 2052
                                                                                                JERSEY CITY, NJ 07303-
                                                                                                9998
-------------------------------------------------------------------------------------------------------------------------
720-INVERSE OTC                         27400.0000    21.70    CITIGROUP GLOBAL                 333 WEST 34TH STREET -
                                                               MARKETS INC.                     3RD FLOOR
                                                                                                NEW YORK, NEW YORK
                                                                                                10001
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
732-FINANCIAL SERVICES                   26111.8810    37.36   PENSON FINANCIAL                1700 PACIFIC AVENUE
                                                               SERVICES, INC.                  SUITE 1400
                                                                                               DALLAS, TX 75201
                              -------------------------------------------------------------------------------------------
                                          3648.6800     5.22   HILLIARD LYONS CUST FOR         10208 DOYLESTOWN RD
                                                               LARRY G CAUTHEN SE              MATTHEWS, NC 28105-7141
                                                               ADVANTAGED ASSET
                                                               ACCOUNT I
                              -------------------------------------------------------------------------------------------
                                          4980.8430     7.13   HILLIRD LYONS CUST FOR          1169 OUT OF BOUNDS DR
                                                               MATT G PROVOST IRA-             SUMMERVILLE, SC 29485-
                                                               ROLLOVER                        6223
                                                               ADVANTAGED ASSET
                                                               ACCOUNT I
-------------------------------------------------------------------------------------------------------------------------
733-HEALTH CARE                           6149.7830    12.98   PIPER JAFFRAY & CO.             800 NICOLLET MALL
                                                                                               MINNEAPOLIS, MN 55402
                              -------------------------------------------------------------------------------------------
                                            2750.15     5.80   OLIVER ROSS (RIRA)              10346 N 101ST ST
                                                                                               SCOTTSDALE, AZ 85258
-------------------------------------------------------------------------------------------------------------------------
734-TECHNOLOGY                             832.6390     7.71   NFS LLC FEBO                    62 REDAN DRIVE
                                                               ADRIENNE GIANNONE               SMITHTOWN, NY 11787
                              -------------------------------------------------------------------------------------------
                                           736.8120     6.82   NFS LLC FEBO #                  FBO HERBERT W
                                                               NFS/FMTC IRA                    ANDERSON
                                                                                               1400 WEBSTER ST
                              -------------------------------------------------------------------------------------------
                                          1784.2490    16.51   NFS LLC FEBO                    80 HUMMINGBIRD
                                                               RICHARD L COTE TTEE             HOLLOW
                                                               REVOCABLE TRUST                 SOUTH KINGSTOWN, RI
                                                               U/A 3/9/90                      02879
                              -------------------------------------------------------------------------------------------
                                           604.2340     5.59   RBC DAIN RAUSCHER               1676 7 1/S AVE NE
                                                               CUSTODIAN                       ROCHESTER, MN 55906
                                                               WILLIAM F CLEVELAND
                              -------------------------------------------------------------------------------------------
                                           746.5530     6.91   RBC DAIN RAUSCHER               2119 WASHINGTON
                                                               CUSTODIAN                        LANE SW
                                                               JACQUELINE S PURCELL            ROCHESTER, MN
                                                                                               55902-2227
                              -------------------------------------------------------------------------------------------
                                             663.00     6.14   RBC DAIN RAUSCHER INC           ELIZABETH A MCGLONE
                                                               FBO COREY M MCGLONE             JT TEN/WROS
                                                                                               1916 46TH ST NW
                                                                                               ROCHESTER, MN 55901
                              -------------------------------------------------------------------------------------------
                                             578.62     5.36   GEORGIA K KROUSTALIS            4715 HEARTHSTONE RD.
                                                               OR SPYROS N KROUSTALIS          CLEMMONS, NC 27012
                              -------------------------------------------------------------------------------------------
                                           554.0530     5.13   RBC DAIN RAUSCHER               2812 OSJOR CT NE
                                                               CUSTODIAN MARK A                ROCHESTER, MN 55906
                                                               JASMIN
-------------------------------------------------------------------------------------------------------------------------
735-BASIC MATERIALS                       2261.5780     6.03   OPPENHEIMER & CO INC.           125 BROAD STREET
                                                               FBO EDWARD AABAK                NEW YORK, NY 10004
                              -------------------------------------------------------------------------------------------
                                          2961.2000     7.90   LPL FINANCIAL SERVICES          9785 TOWNE CENTRE
                                                                                               DRIVE
                                                                                               SAN DIEGO, CA 92121-1968
                              -------------------------------------------------------------------------------------------
                                          2032.9500     5.42   OPPENHEIMER & CO INC.           125 BROAD STREET
                                                               FBO DELAWARE                    NEW YORK, NY 10004
                                                               CHARTERG&T CO TR
-------------------------------------------------------------------------------------------------------------------------
736-CONSUMER                             29907.8050    59.42   PENSON FINANCIAL                1700 PACIFIC AVENUE
PRODUCTS                                                       SERVICES, INC.                  SUITE 1400
                                                                                               DALLAS, TX 75201

-------------------------------------------------------------------------------------------------------------------------
737-LEISURE                                1216.89    65.68     H&R BLOCK FINANCIAL             THE DIME BUILDING
                                                                ADVISORS                        719 GRISWOLD STREET,
                                                                                                STE 1700
                                                                                                DETROIT, MI 48226
                              -------------------------------------------------------------------------------------------
                                          353.7320    19.09     BUCKEYE RUBBER & PACK           PO Box 94984
                                                                PS FBO: K. L                    CLEVELAND, OH 44101-
                                                                NATIONAL CITY BANK TTEE         4984
                                                                TRUST MUTUAL FUNDS
                              -------------------------------------------------------------------------------------------
                                            112.78     6.09     JOHN R TUCKER AND               1151 HIDDEN VALLEY
                                                                CONNIE R TUCKER                 BRENTWOOD, TN 37027-
                                                                JT TEN WROS                     6304
                              -------------------------------------------------------------------------------------------
                                          110.3960     5.96     HILLIARD LYONS CUST FOR         1151 HIDDEN VALLEY
                                                                JOHN R TUCKER IRA-              BRENTWOOD, TN 37027-
                                                                ROLLOVER                        6304
-------------------------------------------------------------------------------------------------------------------------
738-RETAILING                             519.4810    33.07     PERSHING LLC                    P. O. BOX 2052
                                                                                                JERSEY CITY, NJ 07303-
                                                                                                9998
                              -------------------------------------------------------------------------------------------
                                          260.3700    16.58     HILLIARD LYONS CUST FOR         1151 HIDDEN VALLEY
                                                                JOHN R TUCKER IRA-              BRENTWOOD, TN 37027-
                                                                ROLLOVER                        6304
                              -------------------------------------------------------------------------------------------
                                          241.1580    15.35     JANNEY MONTGOMERY               1801 MARKET STREET
                                                                SCOTT LLC                       PHILADELPHIA, PA 19103-
                                                                JACQUELINE A CHADWICK           1675
                                                                (IRA-ROL
                              -------------------------------------------------------------------------------------------
                                          187.9700    11.97     A G EDWARDS & SONS INC          1 NORTH JEFFERSON
                                                                ROY D SIANO &                   ST LOUIS, MO 63103
                                                                ANABEL L SIANO
                              -------------------------------------------------------------------------------------------
                                            266.00    16.94     JOHN R TUCKER AND               1151 HIDDEN VALLEY
                                                                CONNIE R TUCKER                 BRENTWOOD, TN 37027-
                                                                JT TEN WROS                     6304
                              -------------------------------------------------------------------------------------------
                                           95.6940     6.09     PADCO ADVISORS INC.             SUITE 500
                                                                SECTOR FUND ACCOUNT             9601 BLACKWELL ROAD
                                                                                                ROCKVILLE, MD 20850
-------------------------------------------------------------------------------------------------------------------------
739-                                     1140.9010     6.48     NFS LLC FEBO                    7576 B LEXINGTON
TELECOMMUNICATIONS                                              MR WALTER MARKS TTEE            CLUB BLVD
                                                                WALTER MARKS REVLVG             DELRAY BEACH, FL 33446
                                                                TRUST
                                                                U/A 5/25/99
                              -------------------------------------------------------------------------------------------
                                         1146.1320     6.51     NFS LLC FEBO                    MRS DORIS & MR I R
                                                                DORIS WEINRAUB REV LVG          WEINRAUB TTEE
                                                                TR                              1717 HOMEWOOD BLVD
                                                                                                #347
                                                                                                ABBEY DELRAY
                                                                                                DELRAY BEACH, FL 33445
                              -------------------------------------------------------------------------------------------
                                         1426.1270     8.11     NFS LLC FEBO                    1801 CENTREPARK DRIVE
                                                                NFS/FMTC ROLLOVER IRA           EAST
                                                                FBO ALAN P FABRICANT            SUITE 140
                                                                                                WEST PALM BEACH, FL
                                                                                                33401
-------------------------------------------------------------------------------------------------------------------------
742-BANKING                               700.9350     5.35     FIRST CLEARING, LLC             10479 NW 3RD ST
                                                                CHRISTINE MCDONALD TOD          PLANTATION, FL 33324-
                                                                ACCT                            1703
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                           1401.8690    10.70   FIRST CLEARING, LLC             10479 NW 3RD STREET
                                                                CHRISTINE MCDONALD REV          PLANTATION FL, 33324-
                                                                TRUST                           1703
                                                                CHRISTINE MCDONALD
                                                                TTEE
                              -------------------------------------------------------------------------------------------
                                           1168.2240     8.91   FIRST CLEARING, LLC             112 PINEVIEW RD
                                                                IRENE STANLEY REV TRUST         JUPITER, FL 33469
                                                                IRENE STANLEY TTEE
                              -------------------------------------------------------------------------------------------
                                            700.9350     5.35   FIRST CLEARING, LLC             10479 NW 3RD ST
                                                                CHRISTINE MCDONALD              PLANTATION, FL 33324-
                                                                TOD REGISTRATION                1703
                              -------------------------------------------------------------------------------------------
                                           2443.3540    18.64   PERSHING LLC                    P. O. BOX 2052
                                                                                                JERSEY CITY, NJ 07303-
                                                                                                9998
                              -------------------------------------------------------------------------------------------
                                            967.4230     7.38   LPL FINANCIAL SERVICES          9785 TOWNE CENTRE
                                                                                                DRIVE
                                                                                                SAN DIEGO, CA 92121-1968
                              -------------------------------------------------------------------------------------------
                                            914.9130     6.98   UBS FINANCIAL SERVICES          P.O.BOX 3321,
                                                                INC. FBO                        1000 HARBOR BLVD
                                                                UBS-FINSVC CDN FBO              WEEHAWKEN, NJ 07086-
                                                                MRS SHERYL TRUE KOHL            8154
                              -------------------------------------------------------------------------------------------
                                              845.07     6.45   *** T. BARRY RUSSELLO           7005 BRANTFORD RD
                                                                 CGM SIMPLE IRA                 DAYTON, OH 45414-2348
                                                                CUSTODIAN
                              -------------------------------------------------------------------------------------------
                                            897.8160     6.85   STIFEL NICOLAUS & CO INC        501 NORTH BROADWAY
                                                                ALICE BUTTERWORTH IRA           ST. LOUIS, MO 63102
                                                                R/O
-------------------------------------------------------------------------------------------------------------------------
743-BIOTECHNOLOGY                         75206.4770    43.93   UBS FINANCIAL SERVICES          C/O ANALYTIC ASSET
                                                                INC. FBO                        MANAGEMNT
                                                                THE COUNTESS* MOIRA             600 THIRD AVE 17TH FLR
                                                                CHRTBL FDN                      NEW YORK, NY 10016-1919
                              -------------------------------------------------------------------------------------------
                                          30223.4990    17.65   PERSHING LLC                    P. O. BOX 2052
                                                                                                JERSEY CITY, NJ 07303-
                                                                                                9998
                              -------------------------------------------------------------------------------------------
                                          16337.6820     9.54   DEAN WITTER FOR THE             PO BOX 250 CHURCH
                                                                BENEFIT OF SHEILA K             STREET STATION
                                                                PETERSON                        NEW YORK, NY 10008-0250
                              -------------------------------------------------------------------------------------------
                                           9668.5230     5.65   DEAN WITTER FOR THE             PO BOX 250 CHURCH
                                                                BENEFIT OF DAVID                STREET STATION
                                                                MICHAEL MARKOWITZ               NEW YORK, NY 10008-0250
-------------------------------------------------------------------------------------------------------------------------
744-ELECTRONICS                           60214.0950    48.98   PERSHING LLC                    P. O. BOX 2052
                                                                                                JERSEY CITY, NJ 07303-
                                                                                                9998
-------------------------------------------------------------------------------------------------------------------------
745-INTERNET                                437.9780     8.68   NFS LLC FEBO                    23 APPLE VALLEY DRIVE
                                                                MRS STEFANIE H                  SHARON, MA 02067
                                                                BORNSTEIN
                              -------------------------------------------------------------------------------------------
                                            401.2840     7.96   NFS LLC FEBO                    6606 VILLA SONRISA
                                                                MR LEONARD MARGOLIN             APT 924
                                                                                                BOCA RATON, FL 33433
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                            280.1880     5.56   NFS LLC FEBO                    TOD BENEFICIARY
                                                                ROBERT H DOLMAN                 ACCOUNT
                                                                                                C/O BLAKE DOLMAN
                                                                                                822 BAY COVE STREET
                                                                                                BOCA RATON, FL 33487
                              -------------------------------------------------------------------------------------------
                                              433.99     8.61   MARK D WHITE (RIRA)             3517 KENSINGTON
                                                                                                AMARILLO, TX 79121
                              -------------------------------------------------------------------------------------------
                                            341.6560     6.77   NFS LLC FEBO                    2562 BAY POINTE DR
                                                                NFS/FMTC ROLLOVER IRA           FT LAUDERDALE, FL 33327
                                                                FBO DR JEROLD M LYNN
-------------------------------------------------------------------------------------------------------------------------
746-UTILITIES                              5832.0630    11.25   LPL FINANCIAL SERVICES          9785 TOWNE CENTRE
                                                                                                DRIVE
                                                                                                SAN DIEGO, CA 92121-1968
-------------------------------------------------------------------------------------------------------------------------
747-REAL ESTATE                            3893.4340    43.38   NATIONAL INVESTOR               55 WATER STREET,32ND
                                                                SERVICES FBO                    FLOOR
                                                                                                NEW YORK, NY 10041
-------------------------------------------------------------------------------------------------------------------------
750-INVERSE RUSSELL                       54381.8750    11.43   CITIGROUP GLOBAL                333 WEST 34TH STREET -
2000(R)                                                         MARKETS INC.                    3RD FLOOR
                                                                                                NEW YORK, NEW YORK
                                                                                                10001
-------------------------------------------------------------------------------------------------------------------------
751-SMALL-CAP VALUE                       15621.7800    47.87   PERSHING LLC                    P. O. BOX 2052
                                                                                                JERSEY CITY, NJ 07303-
                                                                                                9998
                              -------------------------------------------------------------------------------------------
                                             2804.76     8.59   RANDALL C SOBBA (RIRA)          224 BERNIECE
                                                                                                WICHITA, KS 67206
-------------------------------------------------------------------------------------------------------------------------
752-SMALL-CAP GROWTH                       3540.1340    30.30   FIRST CLEARING, LLC             2574 COMFORT ST
                                                                RICHARD B MERKLE R/O IRA        WEST BLOOMFIELD, MI
                                                                FCC AS CUSTODIAN                48323-3706
                              -------------------------------------------------------------------------------------------
                                            800.7690     6.85   FIRST CLEARING, LLC             220 N JACKSON STREET
                                                                FRANK J WESNER JR               P.O. BOX 998
                                                                                                MEDIA, PA 19063-0998
                              -------------------------------------------------------------------------------------------
                                            800.7690     6.85   FIRST CLEARING, LLC             220 NORTH JACKSON
                                                                MUTZEL & WESNER LLP             STREET
                                                                SAVING PL U/A DTD 9/21/04       P.O. BOX 998
                              -------------------------------------------------------------------------------------------
                                           1529.9880    13.09   LPL FINANCIAL SERVICES          9785 TOWNE CENTRE
                                                                                                DRIVE
                                                                                                SAN DIEGO, CA 92121-1968
                              -------------------------------------------------------------------------------------------
                                              972.94     8.33   RANDALL C SOBBA (RIRA)          224 BERNIECE
                                                                                                WICHITA, KS 67206
                              -------------------------------------------------------------------------------------------
                                            774.4870     6.63   PERSHING LLC                    P. O. BOX 2052
                                                                                                JERSEY CITY, NJ 07303-
                                                                                                9998
-------------------------------------------------------------------------------------------------------------------------
753-MID-CAP VALUE                         19814.5550    36.68   PERSHING LLC                    P. O. BOX 2052
                                                                                                JERSEY CITY, NJ 07303-
                                                                                                9998
                              -------------------------------------------------------------------------------------------
                                             2754.72     5.10   RANDALL C SOBBA (RIRA)          224 BERNIECE
                                                                                                WICHITA, KS 67206
-------------------------------------------------------------------------------------------------------------------------
754-MID-CAP GROWTH                        15118.8750    43.63   LPL FINANCIAL SERVICES          9785 TOWNE CENTRE
                                                                                                DRIVE
                                                                                                SAN DIEGO, CA 92121-1968
                              -------------------------------------------------------------------------------------------

                              -------------------------------------------------------------------------------------------
                                          6675.4750    19.27   PERSHING LLC                      P. O. BOX 2052
                                                                                                 JERSEY CITY, NJ 07303-
                                                                                                 9998
                              -------------------------------------------------------------------------------------------
                                            2170.04     6.26   MARK D WHITE (RIRA)               3517 KENSINGTON
                                                                                                 AMARILLO, TX 79121
-------------------------------------------------------------------------------------------------------------------------
756-LARGE-CAP VALUE                      11040.0910    37.99   PERSHING LLC                      P. O. BOX 2052
                                                                                                 JERSEY CITY, NJ 07303-
                                                                                                 9998
                              -------------------------------------------------------------------------------------------
                                            2962.80    10.19   RANDALL C SOBBA (RIRA)            224 BERNIECE
                              -------------------------------------------------------------------------------------------
                                                                                                 WICHITA, KS 67206
                                            2178.13     7.49   MARK D WHITE (RIRA)               3517 KENSINGTON
                                                                                                 AMARILLO, TX 79121
-------------------------------------------------------------------------------------------------------------------------
757-LARGE-CAP GROWTH                      8074.9240    30.27   PERSHING LLC                      P. O. BOX 2052
                                                                                                 JERSEY CITY, NJ 07303-
                                                                                                 9998
                              -------------------------------------------------------------------------------------------
                                          1523.6310     5.71   MORGAN KEEGAN &                   50 NORTH FRONT STREET
                                                               COMPANY, INC.                     MEMPHIS, TN 38103
                              -------------------------------------------------------------------------------------------
                                          1436.5480     5.39   A G EDWARDS & SONS INC            1 NORTH JEFFERSON
                                                               MJA FAMILY LIMITED PART           ST LOUIS, MO 63103
-------------------------------------------------------------------------------------------------------------------------
759-MULTI-CAP CORE                       30368.7680    15.51   RBC DAIN RAUSCHER INC             BRUCE H RAIMY TRUST
EQUITY                                                         FBO                               U/A DTD 12/15/2001
                                                               BRUCE H RAIMY                     6825 GRENADIER BLVD
                                                                                                 NAPLES, FL 34108-7215
                              -------------------------------------------------------------------------------------------
                                         24429.9620    12.47   RBC DAIN RAUSCHER                 295 GRANDE WAY
                                                               FBO DOUGLAS S BELL                NAPLES, FL 34110-6482
                                                                CAROLYN R BELL
                              -------------------------------------------------------------------------------------------
                                         13556.5750     6.92   J.J.B.HILLIARD,W.L.LYONS,         501 S.4TH STREET
                                                               INC                               LOUISVILLE, KY 40202
                                                               FBO JOSEPH B HADDAD
-------------------------------------------------------------------------------------------------------------------------
763-DYNAMIC                              41001.4730     8.79   PERSHING LLC                      P. O. BOX 2052
WEAKENING DOLLAR                                                                                 JERSEY CITY, NJ 07303-
                                                                                                 9998
                              -------------------------------------------------------------------------------------------
                                         38777.2900     8.32   A G EDWARDS & SONS INC            1 NORTH JEFFERSON
                                                               JUSBASCHE INVESTMENT              ST LOUIS, MO 63103
                                                               LTD
-------------------------------------------------------------------------------------------------------------------------
764-DYNAMIC                               1946.2830    14.88   ROBERT W BAIRD & CO. INC.         777 EAST WISCONSIN
STRENGTHENING DOLLAR                                                                             AVENUE
                                                                                                 MILWAUKEE, WI
                                                                                                 53202-5391
                              -------------------------------------------------------------------------------------------
                                          1914.9750    14.64   NATIONAL INVESTOR                 55 WATER STREET,32ND
                                                               SERVICES FBO                      FLOOR
                                                                                                 NEW YORK, NY 10041
                              -------------------------------------------------------------------------------------------
                                           713.8800     5.46   JANNEY MONTGOMERY                 1801 MARKET STREET
                                                               SCOTT LLC                         PHILADELPHIA, PA 19103-
                                                               WARREN A PARKER (IRA-             1675
                                                               ROLL)
                              -------------------------------------------------------------------------------------------
                                           675.8800     5.17   A G EDWARDS & SONS INC            1 NORTH JEFFERSON
                                                               ERIC PAUL WATTS                   ST LOUIS, MO 63103
-------------------------------------------------------------------------------------------------------------------------
765-COMMODITIES                          24809.5500    21.87   COUNSEL TRUST CO FBO              235 ST CHARLES WAY,
                                                               FTJFC                             SUITE 100
                                                                                                 YORK, PA 17402
                              -------------------------------------------------------------------------------------------
                                           7041.6300     6.21   FOLIOfn Investments Inc         8000 TOWERS CRESCENT
                                                                                                DRIVE
                                                                                                15th FLOOR
                                                                                                Vienna, VA 22182
                              -------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
766-HEDGED EQUITY                          8814.3530     6.78   FIRST CLEARING, LLC             2968 MILL ROAD
                                                                KENNETH A SWANSTROM             DOYLESTOWN, PA 18901-
                                                                (IRA)                           1652
                                                                FCC AS CUSTODIAN
                              -------------------------------------------------------------------------------------------
                                          35491.4200    27.29   FIRST CLEARING, LLC             2968 MILL ROAD
                                                                KENNETH A SWANSTROM &           DOYLESTOWN, PA 18901-
                                                                MARGARET L SWANSTROM            1652
                                                                JT WROS
-------------------------------------------------------------------------------------------------------------------------
767-ABSOLUTE RETURN                       44956.9980    11.36   FIRST CLEARING, LLC             2968 MILL ROAD
STRATEGIES                                                      KENNETH A SWANSTROM &           DOYLESTOWN, PA 18901-
                                                                MARGARET L SWANSTROM            1652
                                                                JT WROS
                              -------------------------------------------------------------------------------------------
                                          20491.7550     5.18   PIPER JAFFRAY & CO.             800 NICOLLET MALL
                                                                                                MINNEAPOLIS, MN 55402
-------------------------------------------------------------------------------------------------------------------------
768-S&P 500                                  3305.68    17.17   OLIVER ROSS (RIRA)              10346 N 101ST ST
                                                                                                SCOTTSDALE, AZ 85258
                              -------------------------------------------------------------------------------------------
                                             1285.33     6.68   PEGGY A AGUIRRE (IRA)           5885 E PARADISE LANE
                                                                SUZANNE K HELLER (DECD)         SCOTTSDALE, AZ 85254
-------------------------------------------------------------------------------------------------------------------------
769-RUSSELL 2000(R)                           400.0000      100   RYDEX DISTRIBUTORS              9601 BLACKWELL RD,
                                                                                                SUITE 500
                                                                                                ATTN: JOANNE HAIGNEY
                                                                                                ROCKVILLE, MD 20850
-------------------------------------------------------------------------------------------------------------------------

                                               ADVISOR CLASS SHARES

-------------------------------------------------------------------------------------------------------------------------
310-U.S. GOVERNMENT                    76858860.8400    33.14   NATIONAL FINANCIAL              200 LIBERTY STREET
MONEY MARKET                                                    SERVICES, LLC.                  1 WORLD FINANCIAL
                                                                FOR THE EXCLUSIVE               CENTER
                                                                BENEFIT OF:                     NEW YORK, NY 10281
                                                                OUR CUSTOMERS
                                                                ATTN.: MUTUAL FUND DEPT.
                                                                (5TH FLR)
                              -------------------------------------------------------------------------------------------
                                       42655894.8100    18.39   FTC & CO                        PO BOX 173736
                                                                DATALYNX                        DENVER, CO 80217-3736
                              -------------------------------------------------------------------------------------------
                                       16785774.1800     7.24   TRUST COMPANY OF                P O BOX 6503
                                                                AMERICA                         ENGLEWOOD, CO 80155
-------------------------------------------------------------------------------------------------------------------------
312-GOVERNMENT LONG                      314798.8460    30.32   TRUST COMPANY OF                P O BOX 6503
BOND ADVANTAGE                                                  AMERICA                         ENGLEWOOD, CO 80112
                              -------------------------------------------------------------------------------------------
                                         232217.4010    22.37   NATIONWIDE TRUST                P.O. BOX 182029
                                                                COMPANY, FSB                    COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
-------------------------------------------------------------------------------------------------------------------------
314-INVERSE                              503018.1380    12.27   NATIONWIDE TRUST                P.O. BOX 182029
GOVERNMENT LONG                                                 COMPANY, FSB                    COLUMBUS, OH 43218-2029
BOND                                                            C/O: IPO PORTFOLIO
                                                                ACCOUNTING
                              -------------------------------------------------------------------------------------------
                                        282534.9980     6.89    NATIONAL INVESTOR                 55 WATER STREET,32ND
                                                                SERVICES                          FLOOR
                                                                                                  NEW YORK, NY 10041
                              -------------------------------------------------------------------------------------------
                                        252214.3980     6.15    PIPER JAFFRAY & CO.               800 NICOLLET MALL
                                                                                                  MINNEAPOLIS, MN 55402
                              -------------------------------------------------------------------------------------------

                              -------------------------------------------------------------------------------------------
                                        223449.4160     5.45    NATIONAL FINANCIAL SVCS           200 LIBERTY STREET
                                                                CORP                              NEW YORK, NY 10281
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
-------------------------------------------------------------------------------------------------------------------------
315-NOVA                                227362.4750    22.92    CITIGROUP GLOBAL                  333 WEST 34TH STREET -
                                                                MARKETS INC.                      3RD FLOOR
                                                                333 WEST 34TH STREET - 3RD        NEW YORK, NEW YORK
                                                                FLOOR                             10001
                              -------------------------------------------------------------------------------------------
                                         65846.9990     6.64    NATIONWIDE TRUST                  P.O. BOX 182029
                                                                COMPANY, FSB                      COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
                              -------------------------------------------------------------------------------------------
                                         51494.2640     5.19    NATIONAL INVESTOR                 55 WATER STREET,
                                                                SERVICES                          32ND FLOOR
                                                                                                  NEW YORK, NY 10041
-------------------------------------------------------------------------------------------------------------------------
316-PRECIOUS METALS                      62557.2630    35.43    NATIONWIDE TRUST                  P.O. BOX 182029
                                                                COMPANY, FSB                      COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
-------------------------------------------------------------------------------------------------------------------------
317-INVERSE S&P 50                      829954.5440    11.19    CITIGROUP GLOBAL                  333 WEST 34TH STREET -
                                                                MARKETS INC.                      3RD FLOOR
                                                                                                  NEW YORK, NEW YORK
                                                                                                  10001
                              -------------------------------------------------------------------------------------------
                                        687111.5000     9.26    NATIONAL FINANCIAL SVCS           200 LIBERTY STREET
                                                                CORP                              NEW YORK, NY 10281
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OURCUSTOMERS
                                                                RUSS LENNON
-------------------------------------------------------------------------------------------------------------------------
318-OTC                                 140915.7710    12.31    NATIONWIDE TRUST                  P.O. BOX 182029
                                                                COMPANY, FSB                      COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
                              -------------------------------------------------------------------------------------------
                                         99464.2310     8.69    NATIONAL INVESTOR                 55 WATER STREET,32ND
                                                                SERVICES                          FLOOR
                                                                                                  NEW YORK, NY 10041
-------------------------------------------------------------------------------------------------------------------------
320-INVERSE OTC                         170364.6000    17.43    NATIONAL INVESTOR                 55 WATER STREET,32ND
                                                                SERVICES                          FLOOR
                                                                                                  NEW YORK, NY 10041
-------------------------------------------------------------------------------------------------------------------------
331-ENERGY                              112698.7940    13.40    NATIONWIDE TRUST                  P.O. BOX 182029
                                                                COMPANY, FSB                      COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
                              -------------------------------------------------------------------------------------------
                                         97304.6540    11.57    GENWORTH FINANCIAL                3200 N CENTRAL
                                                                TRUST COMPANY FBO                 SUITE 612
                                                                GENWORTH FINANCIAL                PHOENIX, AZ 85012
                                                                ASSET MGMT, INC. FBO
                                                                THEIR MUTUAL CLIENTS
                              -------------------------------------------------------------------------------------------
                                         60755.2660     7.22    NATIONAL FINANCIAL SVCS           200 LIBERTY STREET
                                                                CORP                              NEW YORK, NY 10281
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                         53844.8330     6.40    NATIONAL INVESTOR                 55 WATER STREET
                                                                SERVICES                          32ND FLOOR
                                                                                                  NEW YORK, NY 10041
                              -------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
332-FINANCIAL SERVICES                   98542.3470    20.08    GENWORTH FINANCIAL                3200 N CENTRAL
                                                                TRUST COMPANY FBO                 SUITE 612
                                                                GENWORTH FINANCIAL                PHOENIX, AZ 85012
                                                                ASSET MGMT, INC. FBO
                                                                THEIR MUTUAL CLIENTS
-------------------------------------------------------------------------------------------------------------------------
333-HEALTH CARE                         671200.3570    47.70    COUNSEL TRUST CO FBO              235 ST CHARLES WAY,
                                                                FTJFC                             SUITE 100
                                                                                                  YORK, PA 17402
-------------------------------------------------------------------------------------------------------------------------
334-TECHNOLOGY                          108869.6290    29.24    GENWORTH FINANCIAL                3200 N CENTRAL, SUITE
                                                                TRUST COMPANY FBO                 612
                                                                GENWORTH FINANCIAL                PHOENIX, AZ 85012
                                                                ASSET MGMT, INC. FBO
                                                                THEIR MUTUAL CLIENTS
                              -------------------------------------------------------------------------------------------
                                         72438.9600    19.46    NATIONWIDE TRUST                  P.O. BOX 182029
                                                                COMPANY, FSB                      COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
-------------------------------------------------------------------------------------------------------------------------
335-BASIC MATERIALS                       9780.4420     5.87    TRUST CO. OF AMERICA              PO BOX 6503
                                                                                                  ENGLEWOOD, CO 80155
                              -------------------------------------------------------------------------------------------
                                         18351.5050    11.01    NATIONWIDE TRUST                  P.O. BOX 182029
                                                                COMPANY, FSB                      COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
                              -------------------------------------------------------------------------------------------
                                         11013.3250     6.61    NATIONAL INVESTOR                 55 WATER STREET,32ND
                                                                SERVICES                          FLOOR
                                                                                                  NEW YORK, NY 10041
-------------------------------------------------------------------------------------------------------------------------
336-CONSUMER                             64815.9750    26.82    NATIONWIDE TRUST                  P.O. BOX 182029
PRODUCTS                                                        COMPANY, FSB                      COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
                              -------------------------------------------------------------------------------------------
                                         42690.7980    17.67    NATIONAL FINANCIAL SVCS           200 LIBERTY STREET
                                                                CORP                              NEW YORK, NY 10281
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                         18009.2720     7.45    GENWORTH FINANCIAL                3200 N CENTRAL, SUITE
                                                                TRUST COMPANY FBO                 612
                                                                GENWORTH FINANCIAL                PHOENIX, AZ 85012
                                                                ASSET MGMT, INC. FBO
                                                                THEIR MUTUAL CLIENTS
-------------------------------------------------------------------------------------------------------------------------
337-LEISURE                              11086.4520    10.99    GENWORTH FINANCIAL                3200 N CENTRAL
                                                                TRUST COMPANY FBO                 SUITE 612
                                                                GENWORTH FINANCIAL                PHOENIX, AZ 85012
                                                                ASSET MGMT, INC. FBO
                                                                THEIR MUTUAL CLIENTS
                              -------------------------------------------------------------------------------------------
                                          9671.8780     9.59    NATIONAL INVESTOR                 55 WATER STREET,32ND
                                                                SERVICES                          FLOOR
                                                                                                  NEW YORK, NY 10041
                              -------------------------------------------------------------------------------------------
                                          7190.2800     7.13    TRUST COMPANY OF                  PO BOX 6503
                                                                AMERICA                           ENGLEWOOD, CO 80112
                              -------------------------------------------------------------------------------------------

                              -------------------------------------------------------------------------------------------
                                          6241.4170     6.19    NATIONWIDE TRUST                  P.O. BOX 182029
                                                                COMPANY, FSB                      COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
-------------------------------------------------------------------------------------------------------------------------
338-RETAILING                            25062.9040    11.82    GENWORTH FINANCIAL                3200 N CENTRAL
                                                                TRUST COMPANY FBO                 SUITE 612
                                                                GENWORTH FINANCIAL                PHOENIX, AZ 85012
                                                                ASSET MGMT, INC. FBO
                                                                THEIR MUTUAL CLIENTS
                              -------------------------------------------------------------------------------------------
                                         21997.9730    10.38    TRUST COMPANY OF                  PO BOX 6503
                                                                AMERICA                           ENGLEWOOD, CO 80112
-------------------------------------------------------------------------------------------------------------------------
339-                                     27714.6520    16.67    NATIONWIDE TRUST                  P.O. BOX 182029
TELECOMMUNICATIONS                                              COMPANY, FSB                      COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
                              -------------------------------------------------------------------------------------------
                                         10715.0360     6.45    COUNSEL TRUST CO FBO              235 ST CHARLES WAY,
                                                                FTJFC                             SUITE 100
                                                                                                  YORK, PA 17402
-------------------------------------------------------------------------------------------------------------------------
340-TRANSPORTATION                       63414.4400    12.43    FTC & CO                          PO BOX 173736
                                                                DATALYNX                          DENVER, CO 80217-3736
                              -------------------------------------------------------------------------------------------
                                         74329.7610    14.57    NATIONWIDE TRUST                  P.O. BOX 182029
                                                                COMPANY, FSB                      COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
                              -------------------------------------------------------------------------------------------
                                         50605.3460     9.92    GENWORTH FINANCIAL                3200 N CENTRAL, SUITE
                                                                TRUST COMPANY FBO                 612
                                                                GENWORTH FINANCIAL                PHOENIX, AZ 85012
                                                                ASSET MGMT, INC. FBO
                                                                THEIR MUTUAL CLIENTS
                              -------------------------------------------------------------------------------------------
                                         47208.7950     9.25    NATIONAL FINANCIAL SVCS           200 LIBERTY STREET
                                                                CORP                              NEW YORK, NY 10281
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
-------------------------------------------------------------------------------------------------------------------------
341-ENERGY SERVICES                      87870.9980    12.00    NATIONWIDE TRUST                  P.O. BOX 182029
                                                                COMPANY, FSB                      COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
                              -------------------------------------------------------------------------------------------
                                         59437.7640     8.12    FTC & CO                          PO BOX 173736
                                                                DATALYNX                          DENVER, CO 80217-3736
                              -------------------------------------------------------------------------------------------
                                         43898.2150     5.99    COUNSEL TRUST CO FBO              235 ST CHARLES WAY,
                                                                FTJFC                             SUITE 100
                                                                                                  YORK, PA 17402
                              -------------------------------------------------------------------------------------------
                                         40496.1560     5.53    NATIONAL INVESTOR                 55 WATER STREET,32ND
                                                                SERVICES                          FLOOR
                                                                                                  NEW YORK, NY 10041
-------------------------------------------------------------------------------------------------------------------------
342-BANKING                              26785.2550     8.55    TRUST COMPANY OF                  PO BOX 6503
                                                                AMERICA                           ENGLEWOOD, CO 80112

                                         25316.5300     8.08    NATIONAL INVESTOR                 55 WATER STREET,32ND
                                                                SERVICES                          FLOOR
                                                                                                  NEW YORK NY 10041
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
343-BIOTECHNOLOGY                       68131.1670      13.87   NATIONAL INVESTOR               55 WATER STREET
                                                                SERVICES                        32ND FLOOR
                                                                                                NEW YORK, NY 10041
                              -------------------------------------------------------------------------------------------
                                        60539.7940      12.32   NATIONWIDE TRUST                P.O. BOX 182029
                                                                COMPANY, FSB                    COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
                              -------------------------------------------------------------------------------------------
                                        49002.5480       9.97   NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
                                                                CORP                            NEW YORK, NY 10281
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
-------------------------------------------------------------------------------------------------------------------------
344-ELECTRONICS                         74266.5400      29.19   NATIONWIDE TRUST                P.O. BOX 182029
                                                                COMPANY, FSB                    COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
-------------------------------------------------------------------------------------------------------------------------
345-INTERNET                             6441.5640      10.42   TRUST COMPANY OF                PO BOX 6503
                                                                AMERICA                         ENGLEWOOD, CO 80112
                              -------------------------------------------------------------------------------------------
                                        28057.2170      45.36   TRUST COMPANY OF                PO BOX 6503
                                                                AMERICA                         7103 S REVERE PKWY
                                                                                                ENGLEWOOD, CO 80155
                              -------------------------------------------------------------------------------------------
                                         3357.9130       5.43   NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
                                                                CORP                            NEW YORK, NY 10281
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
-------------------------------------------------------------------------------------------------------------------------
346-UTILITIES                           80685.1080      26.38   NATIONWIDE TRUST                P.O. BOX 182029
                                                                COMPANY, FSB                    COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
                              -------------------------------------------------------------------------------------------
                                        64790.0420      21.18   GENWORTH FINANCIAL              3200 N CENTRAL, SUITE
                                                                TRUST COMPANY FBO               612
                                                                GENWORTH FINANCIAL              PHOENIX, AZ 85012
                                                                ASSET MGMT, INC. FBO
                                                                THEIR MUTUAL CLIENTS
                              -------------------------------------------------------------------------------------------
                                        49229.0650      16.10   NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
                                                                CORP                            NEW YORK, NY 10281
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                        31133.4900      10.18   FTC & CO                        PO BOX 173736
                                                                DATALYNX                        DENVER, CO 80217-3736
-------------------------------------------------------------------------------------------------------------------------

                                                    C-CLASS SHARES

-------------------------------------------------------------------------------------------------------------------------
801-EUROPE ADVANTAGE                    20461.7550       5.47   PERSHING LLC                    P. O. BOX 2052
                                                                                                JERSEY CITY, NJ 07303-
                                                                                                9998
                              -------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
812-GOVERNMENT LONG                  64648.6930     5.00       CITIGROUP GLOBAL                 333 WEST 34TH STREET -
BOND ADVANTAGE                                                 MARKETS INC.                     3RD FLOOR
                                                                                                NEW YORK, NEW YORK
                                                                                                10001
-------------------------------------------------------------------------------------------------------------------------
818-OTC                                98719.23     8.23       UBS FINANCIAL SERVICES           905 N 200 EAST
                                                               INC. FBO                         CHESTERTON, IN 46304-
                                                               PAUL VAN EEKEREN JR              9356
                                                               TTEE
                                                               PAUL VAN EEKEREN JR
                                                               TRUST
                                                               DTD 12/22/1994 - STOCKS
-------------------------------------------------------------------------------------------------------------------------
834-TECHNOLOGY                        7781.5000     6.47       BEAR STEARNS SECURITIES          1 METROTECH CENTER
                                                               CORP.                            NORTH
                                                                                                BROOKLYN, NY 11201-3859
-------------------------------------------------------------------------------------------------------------------------
836-CONSUMER                          3068.5970     5.29       PERSHING LLC                     JERSEY CITY, NJ 07303-
PRODUCTS                                                       P. O. BOX 2052                   2052
-------------------------------------------------------------------------------------------------------------------------
838-RETAILING                        43402.7780    38.62       NFS LLC FEBO                     433 AVE T
                                                               JACKSON FAMILY TRUST M           BROOKLYN, NY 11223
                                                               CHEHEBAR, I SHEHEBAR
                                                               TTEE
                                                               U/A 12/12/88
                              -------------------------------------------------------------------------------------------
                                      6504.7700     5.79       NFS LLC FEBO                     433 AVE T
                                                               JACK CHEHEBAR CUST               BROOKLYN, NY 11223
                                                               ELLIOT J CHEHEBAR UTMA
                                                               NY
                              -------------------------------------------------------------------------------------------
                                      6504.7700     5.79       NFS LLC FEBO                     433 AVE T
                                                               JACK CHEHEBAR CUST               BROOKLYN, NY 11223
                                                               REUBEN CHEHEBAR UTMA
                                                               NY
-------------------------------------------------------------------------------------------------------------------------
839-                                 12811.9950    10.30       PERSHING LLC                     P. O. BOX 2052
TELECOMMUNICATIONS                                                                              JERSEY CITY, NJ 07303-
                                                                                                9998
                              -------------------------------------------------------------------------------------------
                                      6965.8920     5.60       SOUTHWEST SECURITIES             PO BOX 509002
                                                               INC FBO                          DALLAS, TX 75250-1826
                                                               NANCY M MARWILL
-------------------------------------------------------------------------------------------------------------------------
842-BANKING                          11294.3200     6.17       D. A. DAVIDSON & CO. INC.        BOX 5015
                                                               (FBO)                            GREAT FALLS, MT 59403
                                                               D A DAVIDSON & CO AS
                                                               CUST FOR
-------------------------------------------------------------------------------------------------------------------------
845-INTERNET                          2966.4790     9.05       SOUTHWEST SECURITIES             PO BOX 509002
                                                               INC FBO                          DALLAS, TX 75250-1826
                                                               NANCY M MARWILL
                              -------------------------------------------------------------------------------------------
                                        6438.69    19.65       UBS FINANCIAL SERVICES           9441 LBJ FREEWAY SUITE
                                                               INC. FBO                         605
                                                               PAUL B MASON                     DALLAS, TX 75243-4636
                                                               DOROTHY M MASON TEN
                                                               COMM
-------------------------------------------------------------------------------------------------------------------------
850-INVERSE RUSSELL                  23698.6440     6.61       CITIGROUP GLOBAL                 333 WEST 34TH STREET -
2000(R)                                                        MARKETS INC.                     3RD FLOOR
                                                                                                NEW YORK, NEW YORK
                                                                                                10001
-------------------------------------------------------------------------------------------------------------------------
853-MID-CAP VALUE                     9824.8110     9.86       NFS LLC FEBO                     26 PRISCILLA LANE
                                                               NFS/FMTC IRA FBO JOHN G          CARNEGIE, PA 15106
                                                               SHIVELY MD
                              -------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
855-INVERSE MID-CAP                     2259.0000     6.48      OPPENHEIMER & CO INC.            225 NE MIZNER BLVD.,
                                                                                                 STE. 600 BOCA RATON, FL
                                                                                                 33432
-------------------------------------------------------------------------------------------------------------------------
859-MULTI-CAP CORE                    140086.1170     6.91      PIPER JAFFRAY & CO.              800 NICOLLET MALL
EQUITY                                                                                           MINNEAPOLIS, MN 55402
-------------------------------------------------------------------------------------------------------------------------
865-COMMODITIES                         7698.2290     5.16      PERSHING LLC                     P.O. BOX 2052
                                                                                                 JERSEY CITY, NJ 07303-
                                                                                                 9998
                              -------------------------------------------------------------------------------------------
                                          7698.23     5.16      E MICHAEL LUCERO (MPP)           2222 E HIGHLAND AVENUE
                                                                                                 # 425
                                                                                                 PHOENIX, AZ 85016-4881
                              -------------------------------------------------------------------------------------------
                                        9952.0830     6.67      HURLEY TRUST                     1024 E DESERT COVE AVE
                                                                AGREEMENT                        PHOENIX, AZ 85020
                                                                JUNE L HURLEY TTEE
                                                                DTD 8/23/1974
-------------------------------------------------------------------------------------------------------------------------
866-HEDGED EQUITY                      58923.7240    26.22      BEAR STEARNS SECURITIES          1 METROTECH CENTER
                                                                CORP.                            NORTH
                                                                                                 BROOKLYN, NY 11201-3859
-------------------------------------------------------------------------------------------------------------------------
868-S&P 500                             1395.8360     9.61      PERSHING LLC                     P. O. BOX 2052
                                                                                                 JERSEY CITY, NJ 07303-
                                                                                                 9998
                              -------------------------------------------------------------------------------------------
                                          5054.56    34.81      ROBERT W WEER (RIRA)             172 N COUNTY RD 350 W
                                                                                                 VALPARAISO, IN 46385
                              -------------------------------------------------------------------------------------------
                                          1728.73    11.91      LANCE LEWIS                      12522 HESBY ST
                                                                                                 VALLEY VILLAGE, CA
                                                                                                 91607
                              -------------------------------------------------------------------------------------------
                                          1599.63    11.02      LINDA ROCCO                      4653 CARMEL MOUNTAIN RD
                                                                                                 # 308-521
                                                                                                 SAN DIEGO, CA 92130
                              -------------------------------------------------------------------------------------------
                                           795.81     5.48      KEN KAITEL (SEP)                 156 S FULLER AVE
                                                                                                 LOS ANGELES, CA 90036
                              -------------------------------------------------------------------------------------------
                                           748.73     5.16      GRETA L HASSEL (SEP)             341 STURTEVANT DR APT
                                                                                                 A
                                                                                                 SIERRA MADRE, CA 91024-
                                                                                                 1300
-------------------------------------------------------------------------------------------------------------------------
869-RUSSELL 2000(R)                      547.1830    30.12      NFS LLC FEBO                     80 RIVERDALE STREET
                                                                NFS/FMTC IRA FBO NIUSIA          HILLSDALE, NJ 07642
                                                                KLEINKOPF
                              -------------------------------------------------------------------------------------------
                                         302.3620    16.64      NFS LLC FEBO                     1563 FOLKESTONE
                                                                NFS/FMTC IRA FBO OLIVIA          TERRACE
                                                                SILBAR                           WESTLAKE VILLAGE, CA
                                                                                                 91361
                              -------------------------------------------------------------------------------------------
                                          96.9910     5.34      NFS LLC FEBO                     1720 9TH ST
                                                                NFS/FMTC ROLLOVER IRA            MANHATTAN BEACH, CA
                                                                FBO RONALD R REISS               90266
                              -------------------------------------------------------------------------------------------
                                         403.4240    22.21      NFS LLC FEBO                     KANE CONSTRUCTION
                                                                WILLIAM A KANE TTEE              RETIREMENT
                                                                                                 29687 W BADEN PLC
                                                                                                 MALIBU, CA 90264
                              -------------------------------------------------------------------------------------------
                                         400.0000    22.02      RYDEX DISTRIBUTORS               9601 BLACKWELL RD,
                                                                                                 SUITE 500
                                                                                                 ATTN: JOANNE HAIGNEY
                                                                                                 ROCKVILLE, MD 20850
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

                                                    H-CLASS SHARES

-------------------------------------------------------------------------------------------------------------------------
201-EUROPE ADVANTAGE                   314675.0820      22.28   CHWAB                           ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                 TEAM E
                                                                ACCOUNT - REINV                 101 MONTGOMERY
                                                                FOR BENEFIT OF                  STREET
                                                                CUSTOMERS                       SAN FRANCISCO, CA
                                                                                                94104-4122
                              -------------------------------------------------------------------------------------------
                                       198934.4080      14.08   NATIONWIDE TRUST                P.O. BOX 182029
                                                                COMPANY, FSB                    COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
                              -------------------------------------------------------------------------------------------
                                       150175.7890      10.63   NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
                                                                CORP                            NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
-------------------------------------------------------------------------------------------------------------------------
202-JAPAN ADVANTAGE                    117031.8560      10.49   SCHWAB                          ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                 TEAM E
                                                                ACCOUNT - REINV                 101 MONTGOMERY
                                                                FOR BENEFIT OF                  STREET
                                                                CUSTOMERS                       SAN FRANCISCO, CA
                                                                                                94104-4122
                              -------------------------------------------------------------------------------------------
                                        75978.1070       6.81   NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
                                                                CORP                            NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
-------------------------------------------------------------------------------------------------------------------------
203-RUSSELL 2000(R)                    686799.9890      29.04   NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
ADVANTAGE                                                       CORP                            NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                       216546.5750       9.16   SCHWAB                          ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                 TEAM E
                                                                ACCOUNT - REINV                 101 MONTGOMERY
                                                                FOR BENEFIT OF                  STREET
                                                                CUSTOMERS                       SAN FRANCISCO, CA
                                                                                                94104-4122
-------------------------------------------------------------------------------------------------------------------------
204-MID-CAP ADVANTAGE                  413795.6650      31.82   NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
                                                                CORP                            NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                       180956.3330      13.91   SCHWAB                          ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                 TEAM E
                                                                ACCOUNT - REINV                 101 MONTGOMERY
                                                                FOR BENEFIT OF                  STREET
                                                                CUSTOMERS                       SAN FRANCISCO, CA
                                                                                                94104-4122
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
247-REAL ESTATE                          132156.3850    25.04   NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
                                                                CORP                            NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                         116384.6090    22.05   RSBCO                           107 NORTH TRENTON
                                                                ATTN: TRUST OPERATIONS          STREET
                                                                                                RUSTON, LA 71270
-------------------------------------------------------------------------------------------------------------------------
250-INVERSE RUSSELL                      437944.5430    17.68   CITIGROUP GLOBAL                333 WEST 34TH STREET -
2000(R)                                                         MARKETS INC.                    3RD FLOOR
                                                                                                NEW YORK, NEW YORK
                                                                                                10001
                              -------------------------------------------------------------------------------------------
                                         425380.1750    17.17   SCHWAB                          ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                 TEAM E
                                                                ACCOUNT - REINV                 101 MONTGOMERY
                                                                FOR BENEFIT OF                  STREET
                                                                CUSTOMERS                       SAN FRANCISCO, CA
                                                                                                94104-4122
                              -------------------------------------------------------------------------------------------
                                         343345.1840    13.86   NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
                                                                CORP                            NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                           128634.48     5.19   BROWN BROTHERS                  525 WASHINGTON BLVD
                                                                HARRIMAN & CO                   JERSEY CITY, NJ 07310
                              -------------------------------------------------------------------------------------------
                                         275919.7410    11.14   NATIONWIDE TRUST                P.O. BOX 182029
                                                                COMPANY, FSB                    COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
-------------------------------------------------------------------------------------------------------------------------
251-SMALL-CAP VALUE                      158191.0700    25.33   NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
                                                                CORP                            NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                          90651.9660    14.52   NATIONWIDE TRUST                P.O. BOX 182029
                                                                COMPANY, FSB                    COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
                              -------------------------------------------------------------------------------------------
                                          65733.4580    10.53   TRUST COMPANY OF                PO BOX 6503
                                                                AMERICA                         7103 S REVERE PKWY
                                                                                                ENGLEWOOD, CO 80155
                              -------------------------------------------------------------------------------------------
                                          56067.0170     8.98   FTC & CO                        PO BOX 173736
                                                                DATALYNX                        DENVER CO, 80217-3736
                              -------------------------------------------------------------------------------------------
                                          48050.4620     7.69   SCHWAB                          ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                 TEAM E
                                                                ACCOUNT - REINV                 101 MONTGOMERY
                                                                FOR BENEFIT OF                  STREET
                                                                CUSTOMERS                       SAN FRANCISCO, CA
                                                                                                94104-4122
                              -------------------------------------------------------------------------------------------
                                          36347.0450     5.82   NATIONAL INVESTOR               55 WATER STREET,32ND
                                                                SERVICES                        FLOOR
                                                                                                NEW YORK, NY 10041
-------------------------------------------------------------------------------------------------------------------------
252-SMALL-CAP GROWTH                     145938.3710    30.30   NATIONWIDE TRUST                P.O. BOX 182029
                                                                COMPANY, FSB                    COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
                              -------------------------------------------------------------------------------------------

                              -------------------------------------------------------------------------------------------
                                       42833.6080     8.89      UMBSC & Co.                     P.O. Box 419260
                                                                FBO API GROWTH FUND             KANSAS CITY, MO 64141-
                                                                                                6260
-------------------------------------------------------------------------------------------------------------------------
253-MID-CAP VALUE                     484898.8270    53.82      NATIONWIDE TRUST                P.O. BOX 182029
                                                                COMPANY, FSB                    COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
                              -------------------------------------------------------------------------------------------
                                       85729.7810     9.52      CAREY & CO                      7 EASTON OVAL
                                                                                                EA4E70
                                                                                                COLUMBUS, OH 43219
                              -------------------------------------------------------------------------------------------
                                       73602.2230     8.17      NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
                                                                CORP                            NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
-------------------------------------------------------------------------------------------------------------------------
254-MID-CAP GROWTH                    277798.4390    34.08      NATIONWIDE TRUST                P.O. BOX 182029
                                                                COMPANY, FSB                    COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
                              -------------------------------------------------------------------------------------------
                                      134231.1110    16.47      TRUST COMPANY OF                PO BOX 6503
                                                                AMERICA                         7103 S REVERE PKWY
                                                                                                ENGLEWOOD, CO 80155
                              -------------------------------------------------------------------------------------------
                                       44563.2800     5.47      UMBSC & Co.                     P.O. Box 419260
                                                                FBO API GROWTH FUND             KANSAS CITY, MO 64141-
                                                                                                6260
-------------------------------------------------------------------------------------------------------------------------
255-INVERSE MID-CAP                   238183.0020    26.01      CITIGROUP GLOBAL                333 WEST 34TH STREET -
                                                                MARKETS INC.                    3RD FLOOR
                                                                                                NEW YORK, NEW YORK
                                                                                                10001
                              -------------------------------------------------------------------------------------------
                                      158281.9100    17.29      NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
                                                                CORP                            NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                       85296.9460     9.32      NATIONAL INVESTOR               55 WATER STREET,32ND
                                                                SERVICES                        FLOOR
                                                                                                NEW YORK, NY 10041
                              -------------------------------------------------------------------------------------------
                                       76169.2290     8.32      SCHWAB                          ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                 TEAM E
                                                                ACCOUNT - REINV                 101 MONTGOMERY
                                                                FOR BENEFIT OF                  STREET
                                                                CUSTOMERS                       SAN FRANCISCO, CA
                                                                                                94104-4122
-------------------------------------------------------------------------------------------------------------------------
256-LARGE-CAP VALUE                  1735211.9920    40.84      NATIONWIDE TRUST                P.O. BOX 182029
                                                                COMPANY, FSB                    COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
                              -------------------------------------------------------------------------------------------
                                      860060.0250    20.24      NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
                                                                CORP                            NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                      291686.7940     6.87      CAREY & CO                      7 EASTON OVAL EA4E70
                                                                                                COLUMBUS, OH 43219
                              -------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
257-LARGE-CAP GROWTH                     251984.7680    46.84   NATIONWIDE TRUST                P.O. BOX 182029
                                                                COMPANY, FSB                    COLUMBUS, OH 43218-2029
                                                                C/O: IPO PORTFOLIO
                                                                ACCOUNTING
                              -------------------------------------------------------------------------------------------
                                          96188.9850    17.88   TRUST COMPANY OF                P O BOX 6503
                                                                AMERICA                         ENGLEWOOD, CO 80112
                              -------------------------------------------------------------------------------------------
                                          27697.7740     5.15   NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
                                                                CORP                            NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
-------------------------------------------------------------------------------------------------------------------------
258-SECTOR ROTATION                     4602742.9610    26.39   SCHWAB                          ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                 TEAM E
                                                                ACCOUNT - REINV                 101 MONTGOMERY
                                                                FOR BENEFIT OF                  STREET
                                                                CUSTOMERS                       SAN FRANCISCO, CA
                                                                                                94104-4122
                              -------------------------------------------------------------------------------------------
                                        3317006.4490    19.02   NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
                                                                CORP                            NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
-------------------------------------------------------------------------------------------------------------------------
259-MULTI-CAP CORE                       327713.2640    11.27   NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
EQUITY                                                          CORP                            NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                         242608.5530     8.34   MERRILL LYNCH, PIERCE,          4800 DEER LAKE DRIVE E,
                                                                FENNER & SMITH, INC.            3RD FLOOR
                                                                FOR THE SOLE BENEFIT OF         JACKSONVILLE, FL 32246
                                                                ITS CUSTOMERS
                              -------------------------------------------------------------------------------------------
                                         190456.5670     6.55   SCHWAB                          ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                 TEAM E
                                                                ACCOUNT - REINV                 101 MONTGOMERY
                                                                FOR BENEFIT OF                  STREET
                                                                CUSTOMERS                       SAN FRANCISCO, CA
                                                                                                94104-4122
                              -------------------------------------------------------------------------------------------
                                         159862.2430     5.50   NATIONAL INVESTOR               55 WATER STREET,32ND
                                                                SERVICES                        FLOOR
                                                                                                NEW YORK NY 10041
-------------------------------------------------------------------------------------------------------------------------
263-DYNAMIC                             1314240.2780    25.98   NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
WEAKENING DOLLAR                                                CORP                            NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                        1033646.3240    20.43   SCHWAB                          ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                 TEAM E
                                                                ACCOUNT - REINV                 101 MONTGOMERY
                                                                FOR BENEFIT OF                  STREET
                                                                CUSTOMERS                       SAN FRANCISCO, CA
                                                                                                94104-4122
                              -------------------------------------------------------------------------------------------
                                         420601.6020     8.31   MERRILL LYNCH, PIERCE,          4800 DEER LAKE DRIVE E,
                                                                FENNER & SMITH, INC.            3RD FLOOR
                                                                FOR THE SOLE BENEFIT OF         JACKSONVILLE, FL 32246
                                                                ITS CUSTOMERS
                              -------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
264-DYNAMIC                             394654.5560    37.58     NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
STRENGTHENING DOLLAR                                             CORP                             NEW YORK, NY 10281-9999
                                                                 FOR EXCLUSIVE BENEFIT OF
                                                                 OUR CUSTOMERS
                                                                 RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                        146120.9300    13.91     SCHWAB                           ATTN: MUTUAL FUNDS
                                                                 SPECIAL CUSTODY                  TEAM E
                                                                 ACCOUNT - REINV                  101 MONTGOMERY
                                                                 FOR BENEFIT OF                   STREET
                                                                 CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                  94104-4122
-------------------------------------------------------------------------------------------------------------------------
265-COMMODITIES                         539075.6270    42.17     NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
                                                                 CORP                             NEW YORK, NY 10281-9999
                                                                 FOR EXCLUSIVE BENEFIT OF
                                                                 OUR CUSTOMERS
                                                                 RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                        150645.7120    11.78     FTC & CO                         PO BOX 173736
                                                                 DATALYNX                         DENVER CO 80217-3736
                              -------------------------------------------------------------------------------------------
                                        166954.9550    13.06     SCHWAB                           ATTN: MUTUAL FUNDS
                                                                 SPECIAL CUSTODY                  TEAM E
                                                                 ACCOUNT - REINV                  101 MONTGOMERY
                                                                 FOR BENEFIT OF                   STREET
                                                                 CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                  94104-4122
-------------------------------------------------------------------------------------------------------------------------
266-HEDGED EQUITY                       331838.1740    37.98     SCHWAB                           ATTN: MUTUAL FUNDS
                                                                 SPECIAL CUSTODY                  TEAM E
                                                                 ACCOUNT - REINV                  101 MONTGOMERY
                                                                 FOR BENEFIT OF                   STREET
                                                                 CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                  94104-4122
                              -------------------------------------------------------------------------------------------
                                        143686.9350    16.45     NATIONAL INVESTOR                55 WATER STREET,32ND
                                                                 SERVICES                         FLOOR
                                                                                                  NEW YORK, NY 10041
                              -------------------------------------------------------------------------------------------
                                        127991.9750    14.65     NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
                                                                 CORP                             NEW YORK, NY 10281-9999
                                                                 FOR EXCLUSIVE BENEFIT OF
                                                                 OUR CUSTOMERS
                                                                 RUSS LENNON
-------------------------------------------------------------------------------------------------------------------------
267-ABSOLUTE RETURN                    1775375.7770    42.38     SCHWAB                           ATTN: MUTUAL FUNDS
STRATEGIES                                                       SPECIAL CUSTODY                  TEAM E
                                                                 ACCOUNT - REINV                  101 MONTGOMERY
                                                                 FOR BENEFIT OF                   STREET
                                                                 CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                  94104-4122
                              -------------------------------------------------------------------------------------------
                                          428108.89    10.22     PRIVATE TRUST COMPANY            35 SWEET BRIER TRAIL
                                                                 FBO NANCY E ROCKWOOD             EASTON, CT 06612
                                                                 PSP
                              -------------------------------------------------------------------------------------------
                                        490951.0520    11.72     NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
                                                                 CORP                             NEW YORK, NY 10281-9999
                                                                 FOR EXCLUSIVE BENEFIT OF
                                                                 OUR CUSTOMERS
                                                                 RUSS LENNON
-------------------------------------------------------------------------------------------------------------------------
268-S&P 500                             199200.0000    42.60     RYDEX DISTRIBUTORS               9601 BLACKWELL RD,
                                                                                                  SUITE 500
                                                                                                  ATTN: JOANNE HAIGNEY
                                                                                                  ROCKVILLE, MD 20850
                              -------------------------------------------------------------------------------------------

                              -------------------------------------------------------------------------------------------
                                         160531.3810    34.33   NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
                                                                CORP                             NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
-------------------------------------------------------------------------------------------------------------------------
269-RUSSELL 2000(R)                      152200.0000    40.01   DYNAMIC SEED CAPITAL,            10211 WINCOPIN CIRCLE
                                                                LLC                              STE. 450
                                                                                                 COLUMBIA, MD 21044
                              -------------------------------------------------------------------------------------------
                                            25606.76     6.73   ROBERT M SHAW OR                 1535 MINT SPRINGS ROAD
                                                                HEIDI E SONEN                    CROZET, VA 22932
                              -------------------------------------------------------------------------------------------
                                            24988.62     6.57   CEDRIC CHUN (ROTH)               2721 KOLONAHE PLACE
                                                                                                 HONOLULU, HI 96813
                              -------------------------------------------------------------------------------------------
                                          47000.0000    12.36   RYDEX DISTRIBUTORS               9601 BLACKWELL RD,
                                                                                                 SUITE 500
                                                                                                 ATTN: JOANNE HAIGNEY
                                                                                                 ROCKVILLE, MD 20850
-------------------------------------------------------------------------------------------------------------------------

                                                    INVESTOR CLASS SHARES

-------------------------------------------------------------------------------------------------------------------------
210-U.S. GOVERNMENT                   120911521.8800    11.29   NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
MONEY MARKET                                                    CORP                             NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
-------------------------------------------------------------------------------------------------------------------------
212-GOVERNMENT LONG                     1582509.7870    28.64   SCHWAB                           ATTN: MUTUAL FUNDS
BOND ADVANTAGE                                                  SPECIAL CUSTODY                  TEAM E
                                                                ACCOUNT - REINV                  101 MONTGOMERY
                                                                FOR BENEFIT OF                   STREET
                                                                CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                 94104-4122
                              -------------------------------------------------------------------------------------------
                                         808947.8040    14.64   NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
                                                                CORP                             NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                         394505.1140     7.14   RSBCO                            107 NORTH TRENTON
                                                                ATTN: TRUST OPERATIONS           STREET
                                                                                                 RUSTON, LA 71270
-------------------------------------------------------------------------------------------------------------------------
214-INVERSE                             7986582.7960    22.17   SCHWAB                           ATTN: MUTUAL FUNDS
GOVERNMENT LONG                                                 SPECIAL CUSTODY                  TEAM E
BOND                                                            ACCOUNT - REINV                  101 MONTGOMERY
                                                                FOR BENEFIT OF                   STREET
                                                                CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                 94104-4122
                              -------------------------------------------------------------------------------------------
                                        7623393.8430    21.16   NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
                                                                CORP                             NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                        2703973.5880     7.51   MERRILL LYNCH, PIERCE,           4800 DEER LAKE DRIVE E,
                                                                FENNER & SMITH, INC.             3RD FLOOR
                                                                FOR THE SOLE BENEFIT OF          JACKSONVILLE, FL 32246
                                                                ITS CUSTOMERS
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
215-NOVA                                834760.5550    22.66     NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
                                                                 CORP                             NEW YORK, NY 10281-9999
                                                                 FOR EXCLUSIVE BENEFIT OF
                                                                 OUR CUSTOMERS
                                                                 RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                        604955.0820    16.42     SCHWAB                           ATTN: MUTUAL FUNDS
                                                                 SPECIAL CUSTODY                  TEAM E
                                                                 ACCOUNT - REINV                  101 MONTGOMERY
                                                                 FOR BENEFIT OF                   STREET
                                                                 CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                  94104-4122
                              -------------------------------------------------------------------------------------------
                                        212167.1630     5.76     NATIONAL INVESTOR                55 WATER STREET,32ND
                                                                 SERVICES                         FLOOR
                                                                                                  NEW YORK, NY 10041
-------------------------------------------------------------------------------------------------------------------------
216-PRECIOUS METALS                     670591.0240    20.11     NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
                                                                 CORP                             NEW YORK, NY 10281-9999
                                                                 FOR EXCLUSIVE BENEFIT OF
                                                                 OUR CUSTOMERS
                                                                 RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                        466623.9400    13.99     SCHWAB                           ATTN: MUTUAL FUNDS
                                                                 SPECIAL CUSTODY                  TEAM E
                                                                 ACCOUNT - REINV                  101 MONTGOMERY
                                                                 FOR BENEFIT OF                   STREET
                                                                 CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                  94104-4122
                              -------------------------------------------------------------------------------------------
                                        294698.0810     8.84     NATIONAL INVESTOR                55 WATER STREET,32ND
                                                                 SERVICES                         FLOOR
                                                                                                  NEW YORK, NY 10041
-------------------------------------------------------------------------------------------------------------------------
217-INVERSE S&P 500                   17065556.2730    29.56     SCHWAB                           ATTN: MUTUAL FUNDS
                                                                 SPECIAL CUSTODY                  TEAM E
                                                                 ACCOUNT - REINV                  101 MONTGOMERY
                                                                 FOR BENEFIT OF                   STREET
                                                                 CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                  94104-4122
                              -------------------------------------------------------------------------------------------
                                      11587737.6240    20.07     NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
                                                                 CORP                             NEW YORK, NY 10281-9999
                                                                 FOR EXCLUSIVE BENEFIT OF
                                                                 OUR CUSTOMERS
                                                                 RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                       3564973.7350     6.17     OMNIBUS ACCOUNT                  PO BOX 9130
                                                                 C/O INVESTORS BANK &             FPG90
                                                                 TRUST                            BOSTON, MA 02117-9130
-------------------------------------------------------------------------------------------------------------------------
218-OTC                               19869290.1240    31.68     SCHWAB                           ATTN: MUTUAL FUNDS
                                                                 SPECIAL CUSTODY                  TEAM E
                                                                 ACCOUNT - REINV                  101 MONTGOMERY
                                                                 FOR BENEFIT OF                   STREET
                                                                 CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                  94104-4122
                              -------------------------------------------------------------------------------------------
                                      10307913.9710    16.43     NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
                                                                 CORP                             NEW YORK, NY 10281-9999
                                                                 FOR EXCLUSIVE BENEFIT OF
                                                                 OUR CUSTOMERS
                                                                 RUSS LENNON
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                          6333281.50    10.10   STEPHEN A CHETEK LIVING          6544 NW 31ST TERRACE
                                                                TRUST                            BOCA RATON, FL 33496
                                                                DTD 12/19/88
                                                                STEPHEN A CHETEK TTEE
                              -------------------------------------------------------------------------------------------
                                        4304630.6680     6.86   GENWORTH FINANCIAL               3200 N CENTRAL, SUITE
                                                                TRUST COMPANY FBO                612
                                                                GENWORTH FINANCIAL               PHOENIX, AZ 85012
                                                                ASSET MGMT, INC. FBO
                                                                THEIR MUTUAL CLIENTS
-------------------------------------------------------------------------------------------------------------------------
220-INVERSE OTC                         1813212.3940    26.75   NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
                                                                CORP                             NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                        1087692.7690    16.05   OMNIBUS ACCOUNT                  PO BOX 9130
                                                                C/O INVESTORS BANK &             FPG90
                                                                TRUST                            BOSTON, MA 02117-9130
                              -------------------------------------------------------------------------------------------
                                         852849.8210    12.58   SCHWAB                           ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                  TEAM E
                                                                ACCOUNT - REINV                  101 MONTGOMERY
                                                                FOR BENEFIT OF                   STREET
                                                                CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                 94104-4122
                              -------------------------------------------------------------------------------------------
                                         369562.5750     5.45   MERRILL LYNCH, PIERCE,           4800 DEER LAKE DRIVE E,
                                                                FENNER & SMITH, INC.             3RD FLOOR
                                                                FOR THE SOLE BENEFIT OF          JACKSONVILLE, FL 32246
                                                                ITS CUSTOMERS
-------------------------------------------------------------------------------------------------------------------------
231-ENERGY                              1546908.9960    30.57   NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
                                                                CORP                             NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                         279800.3270     5.53   FTC & CO                         PO BOX 173736
                                                                DATALYNX                         DENVER, CO 80217-3736
                              -------------------------------------------------------------------------------------------
                                         982906.4070    19.42   FTC & CO                         PO BOX 173736
                                                                DATALYNX                         DENVER, CO 80217-3736
                              -------------------------------------------------------------------------------------------
                                         539191.3300    10.65   SCHWAB                           ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                  TEAM E
                                                                ACCOUNT - REINV                  101 MONTGOMERY
                                                                FOR BENEFIT OF                   STREET
                                                                CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                 94104-4122
-------------------------------------------------------------------------------------------------------------------------
232-FINANCIAL SERVICES                   222403.6310    29.57   NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
                                                                CORP                             NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                         116544.7940    15.49   SCHWAB                           ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                  TEAM E
                                                                ACCOUNT - REINV                  101 MONTGOMERY
                                                                FOR BENEFIT OF                   STREET
                                                                CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                 94104-4122
                              -------------------------------------------------------------------------------------------
                                          38236.2380     5.08   FTC & CO                         PO BOX 173736
                                                                DATALYNX                         DENVER, CO 80217-3736
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
233-HEALTH CARE                          775743.5530    44.77   SCHWAB                           ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                  TEAM E
                                                                ACCOUNT - REINV                  101 MONTGOMERY
                                                                FOR BENEFIT OF                   STREET
                                                                CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                 94104-4122
                              -------------------------------------------------------------------------------------------
                                         152867.3340     8.82   NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
                                                                CORP                             NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                         102076.0710     5.89   FTC & CO                         PO BOX 173736
                                                                DATALYNX                         DENVER, CO 80217-3736
-------------------------------------------------------------------------------------------------------------------------
234-TECHNOLOGY                           511880.7100    47.28   SCHWAB                           ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                  TEAM E
                                                                ACCOUNT - REINV                  101 MONTGOMERY
                                                                FOR BENEFIT OF                   STREET
                                                                CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                 94104-4122
                              -------------------------------------------------------------------------------------------
                                         119090.1560    11.00   NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
                                                                CORP                             NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
-------------------------------------------------------------------------------------------------------------------------
235-BASIC MATERIALS                       96945.4930    16.54   SCHWAB                           ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                  TEAM E
                                                                ACCOUNT - REINV                  101 MONTGOMERY
                                                                FOR BENEFIT OF                   STREET
                                                                CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                 94104-4122
                              -------------------------------------------------------------------------------------------
                                          88702.4080    15.14   NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
                                                                CORP                             NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                          67446.8140    11.51   FTC & CO                         PO BOX 173736
                                                                DATALYNX                         DENVER, CO 80217-3736
-------------------------------------------------------------------------------------------------------------------------
236-CONSUMER                             499761.0300    40.50   NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
PRODUCTS                                                        CORP                             NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                         224695.7970    18.21   SCHWAB                           ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                  TEAM E
                                                                ACCOUNT - REINV                  101 MONTGOMERY
                                                                FOR BENEFIT OF                   STREET
                                                                CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                 94104-4122
                              -------------------------------------------------------------------------------------------
                                            81317.90     6.59   DR R MICHAEL CLEAR               46 GRAND LAKE DR
                                                                TOD BRIAN R &                    FORT THOMAS, KY 41075
                                                                EMILY T CLEAR
                              -------------------------------------------------------------------------------------------
                                          64169.7470     5.20   FTC & CO                         PO BOX 173736
                                                                DATALYNX                         DENVER, CO 80217-3736
                              -------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
237-LEISURE                               79778.9640    44.84   SCHWAB                           ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                  TEAM E
                                                                ACCOUNT - REINV                  101 MONTGOMERY
                                                                FOR BENEFIT OF                   STREET
                                                                CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                 94104-4122
                              -------------------------------------------------------------------------------------------
                                          46834.7270    26.33   NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
                                                                CORP                             NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
-------------------------------------------------------------------------------------------------------------------------
238-RETAILING                            165548.7240    36.74   SCHWAB                           ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                  TEAM E
                                                                ACCOUNT - REINV                  101 MONTGOMERY
                                                                FOR BENEFIT OF                   STREET
                                                                CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                 94104-4122
                              -------------------------------------------------------------------------------------------
                                            48122.42    10.68   ROBERT M SHAW OR                 1535 MINT SPRINGS ROAD
                                                                HEIDI E SONEN                    CROZET, VA 22932
                              -------------------------------------------------------------------------------------------
                                          70360.7230    15.61   NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
                                                                CORP                             NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
-------------------------------------------------------------------------------------------------------------------------
239-                                     170496.7830    28.64   SCHWAB                           ATTN: MUTUAL FUNDS
TELECOMMUNICATIONS                                              SPECIAL CUSTODY                  TEAM E
                                                                ACCOUNT - REINV                  101 MONTGOMERY
                                                                FOR BENEFIT OF                   STREET
                                                                CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                 94104-4122
                              -------------------------------------------------------------------------------------------
                                         139076.8780    23.37   NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
                                                                CORP                             NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
-------------------------------------------------------------------------------------------------------------------------
240-TRANSPORTATION                       126293.2950     7.02   FTC & CO                         PO BOX 173736
                                                                DATALYNX                         DENVER, CO 80217-3736
                              -------------------------------------------------------------------------------------------
                                         419308.1010    23.30   FTC & CO                         PO BOX 173736
                                                                DATALYNX                         DENVER, CO 80217-3736
                              -------------------------------------------------------------------------------------------
                                         689246.9700    38.30   NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
                                                                CORP                             NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                         142347.8690     7.91   SCHWAB                           ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                  TEAM E
                                                                ACCOUNT - REINV                  101 MONTGOMERY
                                                                FOR BENEFIT OF                   STREET
                                                                CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                 94104-4122
-------------------------------------------------------------------------------------------------------------------------
241-ENERGY SERVICES                      871635.9230    26.03   SCHWAB                           ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                  TEAM E
                                                                ACCOUNT - REINV                  101 MONTGOMERY
                                                                FOR BENEFIT OF                   STREET
                                                                CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                 94104-4122
                              -------------------------------------------------------------------------------------------

                              -------------------------------------------------------------------------------------------
                                         852265.8070    25.45   NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
                                                                CORP                            NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
-------------------------------------------------------------------------------------------------------------------------
242-BANKING                              217072.8480    30.10   NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
                                                                CORP                            NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                         154006.5370    21.35   LPL FINANCIAL SERVICES          9785 TOWNE CENTRE
                                                                                                DRIVE
                                                                                                SAN DIEGO, CA 92121-1968
                              -------------------------------------------------------------------------------------------
                                          81950.8520    11.36   SCHWAB                          ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                 TEAM E
                                                                ACCOUNT - REINV                 101 MONTGOMERY
                                                                FOR BENEFIT OF                  STREET
                                                                CUSTOMERS                       SAN FRANCISCO, CA
                                                                                                94104-4122
-------------------------------------------------------------------------------------------------------------------------
243-BIOTECHNOLOGY                       1072454.5220    29.94   SCHWAB                          ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                 TEAM E
                                                                ACCOUNT - REINV                 101 MONTGOMERY
                                                                FOR BENEFIT OF                  STREET
                                                                CUSTOMERS                       SAN FRANCISCO, CA
                                                                                                94104-4122
                              -------------------------------------------------------------------------------------------
                                         892397.2950    24.92   NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
                                                                CORP                            NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
-------------------------------------------------------------------------------------------------------------------------
244-ELECTRONICS                          419599.3350    21.53   NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
                                                                CORP                            NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                           105369.81     5.41   ROBERT M SHAW (SEP)             1535 MINT SPRINGS RD
                                                                                                CROZET, VA 22932
                              -------------------------------------------------------------------------------------------
                                         389054.3030    19.96   SCHWAB                          ATTN: MUTUAL FUNDS
                                                                SPECIAL CUSTODY                 TEAM E
                              -------------------------------------------------------------------------------------------
                                                                ACCOUNT - REINV                 101 MONTGOMERY
                                                                FOR BENEFIT OF                  STREET
                                                                CUSTOMERS                       SAN FRANCISCO, CA
                                                                                                94104-4122
-------------------------------------------------------------------------------------------------------------------------
245-INTERNET                              15901.5390    15.18   NATIONAL FINANCIAL SVCS         200 LIBERTY STREET
                                                                CORP                            NEW YORK, NY 10281-9999
                                                                FOR EXCLUSIVE BENEFIT OF
                                                                OUR CUSTOMERS
                                                                RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                            17487.44    16.69   ROBERT M SHAW OR                1535 MINT SPRINGS ROAD
                                                                HEIDI E SONEN                   CROZET, VA 22932
                              -------------------------------------------------------------------------------------------
                                             5409.61     5.16   KURT SONEN (ROTH)               314 HUNTINGTON DRIVE
                                                                                                ANN ARBOR, MI 48104
                              -------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                          7807.2530     7.45     SCHWAB                           ATTN: MUTUAL FUNDS
                                                                 SPECIAL CUSTODY                  TEAM E
                                                                 ACCOUNT - REINV                  101 MONTGOMERY
                                                                 FOR BENEFIT OF                   STREET
                                                                 CUSTOMERS                        SAN FRANCISCO, CA
                                                                                                  94104-4122
-------------------------------------------------------------------------------------------------------------------------
246-UTILITIES                           292678.3340    36.40     NATIONAL FINANCIAL SVCS          200 LIBERTY STREET
                                                                 CORP                             NEW YORK, NY 10281-9999
                                                                 FOR EXCLUSIVE BENEFIT OF
                                                                 OUR CUSTOMERS
                                                                 RUSS LENNON
                              -------------------------------------------------------------------------------------------
                                         77344.5270     9.62     FTC & CO                         PO BOX 173736
                                                                 DATALYNX                         DENVER, CO 80217-3736
-------------------------------------------------------------------------------------------------------------------------

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectuses entitled "Calculating Net Asset Value." The NAV of a Fund serves as the basis for the purchase and redemption price of that Fund's shares. The NAV of a Fund is calculated by dividing the market value of the Fund's securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value by the Advisor using methods established or ratified by the Board.

Options on securities and indices purchased by a Fund generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter ("OTC") market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Futures contracts generally are valued based upon the unrealized gain or loss on the contract determined with reference to the first price reported by established futures exchanges after the close of a Fund pricing cycle, or alternatively, with reference to the average price at which futures are bought and sold by a Fund. Options on futures contracts generally are valued with reference to the underlying futures contract. If the market makes a limit move with respect to a particular commodity, the commodity will be valued at fair value by the Advisor using methods established or ratified by the Board.

The International Equity Funds will generally value their assets at fair value because of the time difference between the close of the relevant foreign exchanges and the time the Funds price their shares at the close of the NYSE. Such valuation will attempt to reflect the U.S. financial markets' perceptions and trading activity related to the Funds' assets since the calculation of the closing level of the Funds' respective benchmarks. The Topix 100 Index is determined in the early morning (2:00 or 3:00 a.m., depending on daylight savings time) U.S. Eastern Time ("ET"), prior to the opening of the NYSE. The STOXX 50 Index(SM) is determined in the mid-morning (approximately 10:30 a.m.) U.S. ET, prior to the closing of the NYSE. Under fair value pricing, the values assigned to a Fund's securities may not be the quoted or published prices of those securities on their primary markets or exchanges.

On days when shares of the Fixed Income Funds, Absolute Return Strategies Fund, Hedged Equity Fund and Inverse Government Long Bond Master Fund have been purchased, redeemed, and/or exchanged, the portfolio securities held by the Fixed Income Funds, Absolute Return Strategies Fund, Hedged Equity Fund and Inverse Government Long Bond Master Fund which are traded on the Chicago Board of Trade ("CBOT") are valued at the earlier of: (i) the time of the execution of the last trade of the day for the Fixed Income Funds, Absolute Return Strategies Fund, Hedged Equity Fund and Inverse Government Long Bond Master Fund in those CBOT-traded portfolio securities; or (ii) the last price reported by an independent pricing service before the calculation of the Fixed Income Funds', Absolute Return Strategies Fund's, Hedged Equity Fund's or Inverse Government Long Bond Master Fund's NAV. On days when the CBOT is closed during its usual business hours and there is no need for the Fixed Income Funds, Absolute Return Strategies Fund, Hedged Equity Fund or Inverse Government Long Bond Master Fund to execute trades on the CBOT, the value of the CBOT-traded portfolio securities held by the Fixed Income Funds, Absolute Return Strategies Fund, Hedged Equity Fund or Inverse Government Long Bond Master Fund will be the last price reported by an independent pricing service before the calculation of the Fund's NAV.

OTC securities held by a Fund shall be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. Securities listed on the Nasdaq National Market and Nasdaq SmallCap Market may be valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. The portfolio securities of a Fund that are listed on national exchanges are taken at the last sales price of such securities on such exchange; if no sales price is reported, the mean of the last bid and asked price is used. For valuation purposes, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the mean between the bid and the offered quotations of such currencies against U.S. Dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by the Advisor based on guidelines adopted by the Board. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the Trust is informed after the ex-dividend date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Board, which procedures may include the delegation of certain responsibilities regarding valuation to the Advisor or the officers of the Trust. The officers of the Trust report, as necessary, to the Board regarding portfolio valuation determination. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

The Money Market Fund will utilize the amortized cost method in valuing its portfolio securities for purposes of determining the NAV of its shares even though the portfolio securities may increase or decrease in market value, generally, in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument while this method provides certainty in valuation, this method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if this Fund sold the instrument. During such periods, the yield to investors in the Money Market Fund may differ somewhat from that obtained in a similar company which uses mark-to-market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant NAV of $1.00.

The Money Market Fund's use of the amortized cost method is permitted pursuant to Rule 2a-7 under the 1940 Act (the "Rule"). The Rule requires that the Money Market Fund limit its investments to U.S. Dollar-denominated instruments that meet the Rule's quality, maturity and diversification requirements. The Rule also requires the Money Market Fund to maintain a dollar-weighted average portfolio maturity of not more than ninety days and precludes the purchase of any instrument with a remaining maturity of more than thirteen months.

The  Money  Market  Fund  may  only  purchase  "Eligible  Securities."  Eligible
Securities are securities which: (a) have remaining maturities of thirteen months or less; (b) either (i) are rated in the two highest short-term rating categories by any two nationally-recognized statistical rating organizations ("NRSROs") that have issued a short-term rating with respect to the security or class of debt obligations of the issuer, or (ii) if only one NRSRO has issued a short-term rating with respect to the security, then by that NRSRO; (c) were long-term securities at the time of issuance whose issuers have outstanding short-term debt obligations which are comparable in priority and security and has a ratings as specified in (b) above; or (d) if no rating is assigned by any NRSRO as provided in (b) and (c) above, the unrated securities are determined by the Board to be of comparable quality to any rated securities.

As permitted by the Rule, the Board has delegated to the Advisor, subject to the Board's oversight pursuant to guidelines and procedures adopted by the Board, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

If the Board determines that it is no longer in the best interests of the Money Market Fund and its shareholders to maintain a stable price of $1.00 per share, or if the Board believes that maintaining such price no longer reflects a market-based NAV, the Board has the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Money Market Fund will notify shareholders of any such change.

PURCHASE AND REDEMPTION OF SHARES

MINIMUM INVESTMENT REQUIREMENTS

Any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance is: (a) below the currently applicable minimum investment; or (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor of a complete redemption of that account. In addition, the Trust may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder's most recent purchase of Fund shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment).

TAX CONSEQUENCES

Note that in the case of tax-qualified retirement plans, a redemption from such a plan may have adverse tax consequences. A shareholder contemplating such a redemption should consult his or her own tax adviser. Other shareholders should consider the tax consequences of any redemption.

SUSPENSION OF THE RIGHT OF REDEMPTION

The Funds may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings), or trading is restricted; (ii) for any period during which an emergency exists so that disposal of Fund investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC, by order, may permit for the protection of Fund investors. In cases where Nasdaq, the CME or Chicago Board Options Exchange ("CBOE"), CBOT, or any foreign market where the Funds' securities trade, as appropriate, is closed or trading is restricted, a Fund may ask the SEC to permit the right to redemption to be suspended. On any day that any of the securities exchanges on which the Funds' securities trade close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received. Any order received after that time will receive the next business day's NAV.

HOLIDAYS

The NYSE, the Federal Reserve Bank of New York, the Nasdaq, the CME, the CBOT, and other U.S. exchanges are closed on weekends and on the following holidays:
(i) New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day (the CBOT and CME will have abbreviated trading schedules), Thanksgiving Day, and Christmas Day; and
(ii) the preceding Friday if any of these holidays falls on a Saturday, or the subsequent Monday if any of these holidays falls on a Sunday. In addition, the U.S. Government bond market is closed on Columbus Day, and as of December 6, 2004, the U.S. Government bond market will likely close early the day before Columbus Day, as recommended by the Bond Market Association.

The national Japanese holidays affecting the relevant securities markets in Japan are as follows: New Year's Day; Coming-of-Age Day; National Foundation
Day; Vernal Equinox Day; Greenery Day; Constitution Memorial Day; Children's Day; Marine Day; Respect-of-the-Aged Day; Autumnal Equinox Day; Health-Sports Day; Culture Day; Labor Thanksgiving Day; and Emperor's Birthday. Although the Trust expects this same holiday schedule to be observed in the future, the Japanese exchange may modify its holiday schedule at any time.

National holidays in the various European countries will also affect the relevant European securities markets. Due to the variety of holidays in each EU country as well as Switzerland, those holidays are not listed here.

REDEMPTIONS IN-KIND

The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of a Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 of the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund's NAV during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

A-CLASS SHARES - INITIAL SALES CHARGES, REDUCTIONS AND WAIVERS

INITIAL SALES CHARGES / DEALER REALLOWANCES. A-Class Shares of the Funds are sold subject to a front-end sales charge as described in the A-Class Shares Prospectus. The sales charge is used to compensate the Distributor and participating securities dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.

Selling dealers are normally reallowed a portion of the sales charge by the Distributor. The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of A-Class Shares.

---------------------------------------------------------------------------------------------
AMOUNT OF INVESTMENT                  AUTHORIZED DEALER COMMISSION AS % OF OFFERING PRICE
---------------------------------------------------------------------------------------------
Less than $100,000                                           4.00%
---------------------------------------------------------------------------------------------
$100,000 but less than $250,000                              3.00%
---------------------------------------------------------------------------------------------
$250,000 but less than $500,000                              2.25%
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
AMOUNT OF INVESTMENT                  AUTHORIZED DEALER COMMISSION AS % OF OFFERING PRICE
---------------------------------------------------------------------------------------------
$500,000 but less than 1,000,000                             1.20%
---------------------------------------------------------------------------------------------
Greater than $1,000,000                                      1.00%
---------------------------------------------------------------------------------------------

REDUCED SALES CHARGES. You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your securities dealer are responsible for providing sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

RIGHTS OF ACCUMULATION

You may qualify for reduced initial sales charges based upon your existing investment in shares of any Rydex Fund at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, the Distributor takes into account not only the money which is invested upon such proposed purchase, but also the value of all A-Class and C-Class shares of the Rydex Funds that you own (other than A-Class Shares of the U.S. Government Money Market Fund, as discussed in its Prospectus), calculated at their then current public offering price.

If you qualify for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if you already own qualifying A-Class or C-Class shares of any Rydex Fund with a value of $80,000 and wish to invest an additional $40,000 in an A-Class Share of a Fund, the reduced initial sales charge of 4.75% will apply to the full $40,000 purchase and not just to the $20,000 in excess of the $100,000 breakpoint.

To qualify for obtaining the discount applicable to a particular purchase, you or your securities dealer must furnish the Servicer with a list of the account numbers and the names in which your Rydex Fund accounts are registered at the time the purchase is made.

AGGREGATING ACCOUNTS (GROUP PURCHASES)

      1. To receive a reduced sales charge on A-Class Shares, investments in any A-Class or C-Class shares (other than A-Class Shares of the U.S. Government Money Market Fund, as discussed in the Prospectus) made by you, your spouse and your children under the age of 21 may be aggregated if made for your/their own account(s) and:

      o trust accounts established by the above individuals. However, if the person(s) who established the trust is/are deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;

      o     solely controlled business accounts;

      o     single participant retirement plans; or

      o endowments or foundations established and controlled by you or your immediate family.

      2. Investments made by a trustee or other fiduciary for a single trust estate or fiduciary account and multiple-employee benefit plans of a single employer or affiliated employers - provided they are not aggregated with individual accounts - may also be aggregated.

      3. Similarly, investments made for participant accounts of a 403(b) plan that is treated like an employer-sponsored plan, or multiple 403(b) plans of a single employer or affiliated employers, may be aggregated. In addition, investments made for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization may be aggregated. Finally, investments made by a common trust fund or other diversified pooled accounts not specifically formed for the purpose of accumulating fund shares may be aggregated.

      SOME ACCOUNTS CANNOT BE AGGREGATED. At the request of certain investment firms, some accounts are set up as "street name" or "nominee" accounts. This means that the investment firm has sole access, and that the Funds have limited access, to the investment firm's clients' account information. Since the Servicer has little or no access to certain nominee or street name account information, these accounts generally may not be aggregated for the purpose of receiving reduced sales charges. Check with your securities dealer to determine if this applies to your account.

LETTERS OF INTENT

You may also pay reduced initial sales charges by indicating on the account application that you intend to provide a Letter of Intent ("LOI"), and then fulfilling the conditions of that LOI.

The LOI confirms the total investment in shares of the Rydex Funds that you intend to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, you indicate that you understand and agree to the terms of the LOI and that you are bound by the provisions described below:

      CALCULATING THE INITIAL SALES CHARGE:

      o Each purchase of Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" in the Prospectus).

      o It is your responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

      o The offering price may be further reduced as described below above under "Rights of Accumulation" if the Servicer is advised of all other accounts at the time of the investment.

      o Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

      CALCULATING THE NUMBER OF SHARES TO BE PURCHASED

      o Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

      o Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

      o If you meet the original obligation at any time during the 13-month period, you may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

      o The Servicer will process necessary adjustments upon the expiration or completion date of the LOI.

      FULFILLING THE INTENDED INVESTMENT

      o By signing an LOI, you are not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, you will have to pay the increased amount of sales charge.

      o To assure compliance with the provisions of the 1940 Act, the Servicer will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to you. All shares purchased, including those escrowed, will be registered in your name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

      o If the intended investment is not completed, you will pay the Servicer the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If you do not pay such difference within 20 days of the expiration date, you irrevocably appoint the Servicer as your attorney-in-fact to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

      CANCELING THE LOI

      o If at any time before completing the LOI Program you wish to cancel the agreement, you must give written notice to the Distributor.

      o If at any time before completion the LOI Program you request the Servicer to liquidate or transfer beneficial ownership of your total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Servicer will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

SALES CHARGE WAIVERS. The A-Class Shares' initial sales charges will be waived for certain types of investors, as described in the Prospectus.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income and any distributions of net realized capital gains from each of the Funds will be distributed as described in the Trust's Prospectuses under "Dividends and Distributions." Normally, all such distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund.

The Government Long Bond Advantage and Money Market Funds intend to declare dividends daily from net investment income (and net short-term capital gains, if any) and distribute such dividends daily. Net income, for dividend purposes, includes accrued interest and accretion of original issue and market discount, plus or minus any short-term gains or losses realized on sales of portfolio securities, less the amortization of market premium and the estimated expenses of the Funds. Net income will be calculated immediately prior to the determination  of NAV of the  Government  Long Bond  Advantage  and Money Market
Funds.

The Board may revise the dividend policy, or postpone the payment of dividends, if the Money Market Fund should have or anticipate any large unexpected expense, loss, or fluctuation in net assets which, in the opinion of the Board, might have a significant adverse effect on shareholders of the Money Market Fund. On occasion, in order to maintain a constant $1.00 NAV for the Money Market Fund, the Board may direct that the number of outstanding shares of the Money Market Fund be reduced in each shareholder's account. Such reduction may result in taxable income to a shareholder of the Money Market Fund in excess of the net increase (I.E., dividends, less such reduction), if any, in the shareholder's account for a period of time. Furthermore, such reduction may be realized as a capital loss when the shares are liquidated.

With respect to the investment by the Government Long Bond Advantage Fund in U.S. Treasury zero coupon bonds, a portion of the difference between the issue price of zero coupon securities and the face value of such securities (the "original issue discount") is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the Government Long Bond Advantage Fund which must be distributed to shareholders of the Fund in order to maintain the qualification of the Fund as regulated investment companies for tax purposes. The tax rules applicable to regulated investment companies are described below.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

REGULATED INVESTMENT COMPANY STATUS

A fund that qualifies as a regulated investment company ("RIC") under Subchapter M of the Code will not be subject to federal income taxes on the net investment income and net realized capital gains that the fund distributes to the Fund's shareholders. Each of the Funds will seek to qualify for treatment as a RIC under the Code. Provided that for each tax year a Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least 90% of the Fund's investment company income for such year (including, for this purpose, net realized short-term capital gains over net long-term capital losses) and at least 90% of its net tax-exempt income, the Fund itself will not be subject to federal income taxes to the extent the Fund's net investment income and the Fund's net realized capital gains, if any, are distributed to the Fund's shareholders. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the


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

Fund's investments in stock, securities, and foreign currencies, and net income derived from an interest in a qualified publicly traded partnership (the "90% Test"). A second requirement for qualification as a RIC is that a Fund must diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year: (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnership (the "Asset Test"). Income and gains from transactions in commodities such as precious metals and minerals will not qualify as gross income from "securities" for purposes of the 90% test. Income from investments in precious metals and in precious minerals will not qualify as gross income from "securities" for purposes of the 90% Test. The Precious Metals Fund, therefore, intends to restrict its investment in precious metals and in precious minerals to avoid a violation of the 90% Test.

In the event of a failure by a Fund to qualify as a RIC, the Fund would be subject to tax on its taxable income at corporate rates, and the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income. Such distributions would be eligible for the dividends received deduction for corporate shareholders, and for the lower tax rates applicable to qualified dividend income received by individual shareholders, subject to certain limitations. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had the Fund qualified as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's NAV.

Each Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for the year and 98% of its capital gain net income, for the one-year period ending on October 31 of such year, plus certain other amounts. Each Fund intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax but can make no assurances that all such tax liability will be eliminated.

Each Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. Except for the Government Long Bond Advantage Fund and the U.S. Government Money Market Fund, all or portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that the fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (I.E., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).

In order for some portion of the dividends received by a Fund's shareholders to be qualified dividend income, a Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund's


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

shares. Distributions reported to Fund shareholders as long-term capital gains shall be taxable as such (currently at a maximum rate of 15%), regardless of how long the shareholder has owned the shares. Fund shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Shareholders of the Government Long Bond Advantage Fund and the U.S. Government Money Market Fund will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of realized net short-term capital gains. Interest and realized net short-term capital gains distributions are taxable to shareholders of the Government Long Bond Advantage Fund and the Money Market Fund as ordinary dividend income regardless of whether the shareholder receives such distributions in additional Fund shares or in cash. Since the Government Long Bond Advantage Fund's and the Money Market Fund's income is expected to be derived entirely from interest rather than dividends, none of such distributions will be eligible for the federal dividends received deduction available to corporations. Shareholders who have not held Fund shares for a full year should be aware that a Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in a Fund.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Sales, redemptions and exchanges of Fund shares are generally taxable transactions for federal and state income tax purposes. In general, if you hold your shares as a capital asset, gain or loss realized will be capital in nature and will be classified as long-term or short-term, depending on the length of the time shares have been held. Because the Money Market Fund intends to maintain a stable $1.00 NAV, shareholders of that Fund should not expect to realize any gain or loss on the sale, redemption or exchange of such shares.

The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

All or a portion of any loss realized upon the redemption of Fund shares will be disallowed to the extent that other shares in a Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after a share redemption. Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares. In addition, any loss realized by a shareholder on the disposition of shares held for six months or less is treated as a long-term capital loss to the extent of any distributions of any net long-term capital gains received by the shareholder with respect to such shares.

SPECIAL TAX CONSIDERATIONS

SECTOR FUNDS, INTERNATIONAL EQUITY FUNDS, ALTERNATIVE FUNDS AND ALTERNATIVE STRATEGIES FUNDS. As described above, gains from the sale or other disposition of foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies generally are included as qualifying income in applying the 90% Test. It should be noted, however, that for purposes of the 90% Test, the Secretary of the Treasury is authorized to issue regulations that would exclude from qualifying income foreign currency gains which are not directly related to the RIC's


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

principal business of investing in stock or securities (or options and futures with respect to stock or securities). No regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. If such future regulations were applied to the Dynamic Strengthening Dollar and Dynamic Weakening Dollar Funds, it is possible that the amount of their qualifying income would no longer satisfy the 90% Test and the Funds would fail to qualify as RICs.

It is also possible that the Dynamic Strengthening Dollar and Dynamic Weakening Dollar Funds' strategy of investing in foreign currency-related financial instruments might cause the Funds to fail to satisfy the Asset Test, resulting in their failure to qualify as RICs. Failure of the Asset Test might result from a determination by the Internal Revenue Service that financial instruments in which the Funds invest are not securities. Moreover, even if the financial instruments are treated as securities, a determination by the Internal Revenue Service regarding the identity of the issuers of the securities or the fair market values of the securities that differs from the determinations made by the Funds could result in the failure by the Funds to diversify their investments in a manner necessary to satisfy the Asset Test. The tax treatment of a Fund and its shareholders in the event the Fund fails to qualify as a RIC is described above under "Regulated Investment Company Status".

Under the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. Dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under the Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are also subject to special treatment. In general, any such gains or losses will increase or decrease the amount of the a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of a Fund's net capital gain. Additionally, if such losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions.

The Sector Funds, International Equity Funds and Sector Rotation Fund may incur a liability for foreign dividend withholding taxes as a result of investment in stock or securities of foreign corporations. If, at any year-end, more than 50% of the assets of a Fund are comprised of stock or securities of foreign corporations, the Fund may elect to "pass through" to shareholders the amount of foreign taxes paid by that Fund. The Fund will make such an election only if that Fund deems this to be in the best interests of its shareholders. If the Fund does not qualify to make this election or does qualify, but does not choose to do so, the imposition of such taxes would directly reduce the return to an investor from an investment in that Fund.

With respect to investments by the S&P 500 Fund, Russell 2000(R) Fund, Fixed Income Funds, Absolute Return Strategies Fund, Hedged Equity Fund or the Inverse Government Long Bond Master Fund in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, each Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in taxable gain or loss.

COMMODITIES FUND. One of the requirements for qualification as a RIC under Subchapter M of the Code is that a Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or


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

currencies ("Qualifying Income"). As described in the Prospectuses, the Fund intends to gain its exposure to the commodities markets by investing in commodity-linked derivative instruments, including swap agreements, commodity options, futures, options on futures and commodity-linked structured notes.

The status of the swap agreements and other commodity-linked derivative instruments under tests to qualify as a RIC under Subchapter M of the Code has been recently addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from commodity-linked swaps in which the Fund invests will not be considered qualifying income after September 30, 2006. After such time, the Fund will therefore restrict its income from commodity-linked swaps (when combined with its other investments that produce non-qualifying income) to be less than 10 percent of its gross income.

The Fund has received a private letter ruling from the Internal Revenue Service that concludes that certain commodities-linked notes held by the Fund will produce qualifying income for purposes of the RIC qualification tests. The Advisor, therefore, believes it can continue to successfully operate the Fund in a manner consistent with the Fund's current investment objective by investing in certain commodities-linked structured notes.

If the Fund were to fail to qualify as a regulated investment company, the Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund's earnings and profits. If the Fund were to fail to qualify as a regulated investment company and became subject to federal income tax, any shareholders of the Fund would be subject to diminished investment returns.

OPTIONS TRANSACTIONS BY THE FUNDS

If a call option written by a Fund expires, the amount of the premium received by a Fund for the option will be short-term capital gain to the Fund. If such an option is closed by a Fund, any gain or loss realized by a Fund as a result of the closing purchase transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by a Fund upon the sale of the underlying security or underlying futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to a Fund depending on the Fund's holding period for the underlying security or underlying futures contract.

With respect to call options purchased by a Fund, a Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the stock or futures contract so acquired.

Each Fund has available to it a number of elections under the Code concerning the treatment of option transactions for tax purposes. A Fund will utilize the tax treatment that, in a Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by a Fund. These tax considerations may have an impact on investment decisions made by a Fund.

Each of the Domestic Equity Funds, Sector Funds, International Equity Funds, Alternative Funds, Alternative Strategies Funds and Master Funds in its operations also will utilize options on stock indices. Options on "broad based" stock indices are classified as "nonequity options" under the Code. Gains and losses resulting from the expiration, exercise, or closing of such nonequity options, as well as gains and losses resulting from futures contract transactions, will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter, "blended gain or loss"). In addition, any nonequity option and futures contract held by a Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.

The trading strategies of each of the Domestic Equity Funds, Sector Funds, International Equity Funds, Alternative Funds, Alternative Strategies Funds and Master Funds, involving non equity options on stock indices may constitute "straddle" transactions. "Straddles" may affect the taxation of such instruments and may cause the postponement of recognition of losses incurred in certain closing transactions. Each of these Funds will also have available a number of elections under the Code concerning the treatment of option transactions for tax purposes. Each such Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by a Fund. These tax considerations may have an impact on investment decisions made by a Fund.

A Fund's transactions in certain options, under some circumstances, could preclude a Fund's qualifying for the special tax treatment available to investment companies meeting the requirements of Subchapter M of the Code.

Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Fund.

MASTER-FEEDER STRUCTURE

Under a master-feeder arrangement, a Fund's investment portfolio is composed solely of shares of a "master fund," a separate mutual fund that has an identical investment objective, E.G., the Nova Fund would act as a "feeder fund," holding shares of its master fund as its only investment. As a result, each Fund would have an indirect interest in all of the securities owned by its corresponding master fund. Because of this indirect interest, each Fund's investment returns should be the same as those of the master fund, adjusted for Fund expenses. Currently, the Nova Fund, Inverse S&P 500 Fund, Inverse OTC Fund and the Inverse Government Long Bond Fund are each feeder funds in a master-feeder structure. The corresponding master funds for these Funds are the Nova Master Fund, Inverse S&P 500 Master Fund, Inverse OTC Master Fund and the Inverse Government Long Bond Master Fund, respectively.

Under a master-feeder arrangement, the Advisor manages the investment portfolios of both the Fund and its corresponding master fund. Investment advisory fees and custody fees are charged at the master-fund level, and other administrative costs are charged at the feeder-fund level. This arrangement avoids a "layering" of fees, E.G., each Fund's Total Annual Operating Expenses would be no higher as a result of investing in a master-feeder arrangement than they would be if the Funds pursued their investment objectives directly. Each master fund is taxable for federal income tax purposes as a corporation and each has made an election to be treated as a regulated investment company.

Each of the Nova Fund, Inverse S&P 500 Fund, Inverse OTC Fund and the Inverse Government Long Bond Fund will receive dividend and capital gain distributions from the Nova Master Fund, Inverse S&P 500 Master Fund, Inverse OTC Master Fund and the Inverse Government Long Bond Master Fund, respectively. Such dividend and capital gain distributions will then be distributed by the Nova Fund, Inverse S&P 500 Fund, Inverse OTC Fund and Inverse Government Long Bond Fund to their respective shareholders.


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

Each of the remaining Funds reserve the right to pursue their respective investment objectives through a "master-feeder arrangement," and are permitted to change their investment strategies without shareholder approval in order to do so, if the Funds' Board of Trustees determines that doing so would be in the best interests of shareholders. In addition, each Fund may discontinue investing through the master-feeder arrangement and pursue its investment objective directly if the Fund's Board of Trustees determines that doing so would be in the best interests of shareholders.

BACK-UP WITHHOLDING

In certain cases a Fund will be required to withhold and remit to the U.S. Treasury an amount equal to the applicable back-up withholding rate applied to reportable taxable dividends and distributions, as well as the proceeds of any redemptions of Fund shares, paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number (usually the shareholder's social security number); (2) is subject to back-up withholding by the Internal Revenue Service ("IRS"); (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding; or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).

OTHER ISSUES

Each Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment. In some states ownership of fund shares may also be subject to state and local taxation. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Government National Mortgage Association or Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

OTHER INFORMATION

PORTFOLIO HOLDINGS

The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Funds' Advisor, principal underwriter, or any affiliated person of the Funds, the Advisor, or the principal underwriter.

Information concerning the Funds' portfolio holdings may be disclosed in the ordinary course of business and as frequently as daily, but no earlier than one business day following the date of the information, to (i) certain personnel of those Service Providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers, and (ii) other personnel of the Advisor and other Service Providers, such as the Funds' administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Funds and/or the terms of the Funds' current registration statement. As of August 1, 2006, Fund portfolio holdings information is disclosed to the following entities as part of ongoing arrangements that serve legitimate business purposes: Morningstar, Lipper, Vickers Stock Research, Thomson Financial, Bloomberg, Standard & Poor's and Investor Responsibility Research Center.

The Funds' Chief Compliance  Officer,  or a Compliance Manager designated by the
Chief Compliance Officer, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where the Funds have legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall the Funds, the Advisor, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds' portfolio holdings.

The Board exercises continuing oversight of the disclosure of the Funds' portfolio holdings by (1) overseeing the implementation and enforcement of the Portfolio Holdings Disclosure Policies and Procedures, the Code of Ethics, and the Protection of Non-Public Information Policies and Procedures (collectively, the portfolio holdings governing policies) by the Funds' Chief Compliance Officer and the Funds, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. The Board and the Funds reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (E.G., stocks and bonds) held by a Fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by a Fund.

In addition to the permitted disclosures described above, the Funds must disclose their complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's web site at www.sec.gov.

VOTING RIGHTS

You receive one vote for every full Fund share owned. Each Fund or class of a Fund will vote separately on matters relating solely to that Fund or class. All shares of the Funds are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by Shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by Shareholders, the Trust will provide appropriate assistance and information to the Shareholders who requested the meeting. Shareholder inquiries can be made by calling 800.820.0888 or 301.296.5100, or by writing to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

REPORTING

You will receive the Trust's unaudited financial information and audited financial statements. In addition, the Trust will send you proxy statements and other reports. If you are a customer of a financial institution that has purchased shares of a Fund for your account, you may, depending upon the nature of your account, receive all or a portion of this information directly from your financial institution.

SHAREHOLDER INQUIRIES

You  may  visit  the  Trust's  web  site  at  WWW.RYDEXINVESTMENTS.COM  or  call
800.820.0888 or 301.296.5100 to obtain information on account statements, procedures, and other related information.

INDEX PUBLISHERS

The Rydex Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), Dow Jones, or the Board of Trade of the City of New York, Inc. ("NYBOT" or "Licensor"), a corporation with offices at World Financial Center, One North End Avenue, New York, NY. S&P, Dow Jones, and NYBOT make no representation or warranty, express or implied, to the owners of the Rydex Funds or any member of the public regarding the advisability of investing in securities generally or in the Rydex Funds particularly or the ability of the S&P, Dow Jones and/or NYBOT Indices to track general stock market performance. S&P, Dow Jones, and NYBOT's only relationship to Rydex Investments is the licensing of certain trademarks and trade names of S&P, Dow Jones, NYBOT and of the S&P Indices, Dow Jones
Industrial Average(SM) and NYBOT Indices which are determined, composed and calculated by S&P, Dow Jones, and NYBOT, respectively, without regard to Rydex Investments or the Rydex Funds. S&P, Dow Jones and NYBOT have no obligation to take the needs of Rydex Investments or the owners of the Rydex Funds into consideration in determining, composing or calculating the S&P Indices, the Dow Jones Industrial Average(SM), or NYBOT Indices, respectively. S&P, Dow Jones and NYBOT are not responsible for and have not participated in the determination of the prices and amount of the Rydex Funds, the timing of the issuance or sale of the Rydex Funds, or in the determination or calculation of the NAV of the Rydex Funds. S&P, Dow Jones and NYBOT have no obligation or liability in connection with the administration, marketing or trading of the Rydex Funds.

S&P, DOW JONES AND NYBOT DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P INDICES, DOW JONES INDUSTRIAL AVERAGE(SM), OR NYBOT INDICES, RESPECTIVELY, OR ANY DATA INCLUDED THEREIN AND S&P, DOW JONES AND NYBOT SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P, DOW JONES AND NYBOT MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY RYDEX INVESTMENTS, OWNERS OF THE RYDEX FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDICES, DOW JONES INDUSTRIAL AVERAGE(SM) , OR NYBOT INDICES, RESPECTIVELY, OR ANY DATA INCLUDED THEREIN. S&P, DOW JONES AND NYBOT MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P INDICES, DOW JONES INDUSTRIAL AVERAGE(SM), OR NYBOT, RESPECTIVELY, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P, DOW JONES OR NYBOT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND RYDEX INVESTMENTS.

FRANK RUSSELL COMPANY ("RUSSELL")

THE RUSSELL 2000(R) ADVANTAGE, RUSSELL 2000(R) AND INVERSE RUSSELL 2000(R) FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY RUSSELL. RUSSELL MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUNDS PARTICULARLY OR THE ABILITY OF THE RUSSELL 2000(R) INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE OR A SEGMENT OF THE SAME. RUSSELL'S PUBLICATION OF THE RUSSELL 2000(R) INDEX IN NO WAY SUGGESTS OR IMPLIES AN

OPINION BY RUSSELL AS TO THE  ADVISABILITY  OF  INVESTMENT  IN ANY OR ALL OF THE
SECURITIES UPON WHICH THE RUSSELL 2000(R) INDEX IS BASED. RUSSELL'S ONLY RELATIONSHIP TO THE TRUST IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF RUSSELL AND OF THE RUSSELL 2000(R) INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY RUSSELL WITHOUT REGARD TO THE TRUST OR THE FUNDS. RUSSELL IS NOT RESPONSIBLE FOR AND HAS NOT REVIEWED THE FUNDS NOR ANY ASSOCIATED LITERATURE OR PUBLICATIONS AND RUSSELL MAKES NO REPRESENTATION OR WARRANTY EXPRESS OR IMPLIED AS TO THEIR ACCURACY OR COMPLETENESS, OR OTHERWISE. RUSSELL RESERVES THE RIGHT, AT ANY TIME AND WITHOUT NOTICE, TO ALTER, AMEND, TERMINATE OR IN ANY WAY CHANGE THE RUSSELL 2000(R) INDEX. RUSSELL HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUNDS.

RUSSELL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE RUSSELL 2000(R) INDEX OR ANY DATA INCLUDED THEREIN AND RUSSELL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. RUSSELL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, INVESTORS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE RUSSELL 2000(R) INDEX OR ANY DATA INCLUDED THEREIN. RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE RUSSELL 2000(R) INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RUSSELL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

COUNSEL

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 250 West Pratt Street, Suite 2100, Baltimore, Maryland 21201, serves as the Funds independent registered public accounting firm.

CUSTODIAN

U.S. Bank, N.A. (the "Custodian"), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust, and the Funds, under a custody agreement between the Trust and the Custodian. Under the custody agreement, the Custodian holds the portfolio securities of each Fund and maintains all necessary related accounts and records.

FINANCIAL STATEMENTS

The Trust's financial statements for the fiscal year ended March 31, 2006, including notes thereto and the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI. A copy of the Trust's 2006 Annual Report to Shareholders must accompany the delivery of this SAI.

                                   APPENDIX A

BOND RATINGS

Below is a description of Standard & Poor's Ratings Group ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") bond rating categories.

STANDARD & POOR'S RATINGS
GROUP CORPORATE BOND RATINGS

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated "AA" also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A - Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated "BBB" are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated "CCC" have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

MOODY'S INVESTORS SERVICE, INC.
CORPORATE BOND RATINGS

Aaa - Bonds rate "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to a "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rate "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A - Bonds rated "A" possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated "Baa" are considered as medium grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

Caa - Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                   APPENDIX B

             RYDEX INVESTMENTS PROXY VOTING POLICIES AND PROCEDURES

I.    INTRODUCTION

      PADCO Advisors, Inc. and PADCO Advisors II, Inc., together doing business as Rydex Investments, generally are responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 ("Funds") and clients that are pension plans ("Plans") subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). This document sets forth Rydex Investments' policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Specifically, Rule 206(4)-6 requires that we:

      o Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

      o Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

      o Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

II.   PROXY VOTING POLICIES AND PROCEDURES

      A.    Proxy Voting Policies

            Proxies may have economic value and, where Rydex Investments is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term economic interests of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. Our authority is initially established by our advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.

            The financial interest of our clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between Rydex Investments and our clients with respect to proxy voting are resolved in the best interests of clients, in accordance with the procedures described in Section III, below.

      B.    Proxy Voting Procedures

            Rydex Investments utilizes the services of an outside proxy voting firm, Investor Responsibility Research Center, Inc. ("IRRC"), to act as agent for the proxy process, to maintain records on proxy votes for our clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. In the absence of contrary instructions received from Rydex Investments, IRRC will vote proxies in accordance with the proxy voting guidelines (the "Guidelines") attached as SCHEDULE A hereto, as such Guidelines may be revised from time to time by Rydex Investments' portfolio management group (the "Committee"). Under its arrangement with IRRC, Rydex Investments has agreed to:

      o Provide IRRC with a copy of the Guidelines and to inform IRRC promptly of any changes to the Guidelines;

      o Deliver to IRRC, on a timely basis, all documents, information and materials necessary to enable IRRC to provide the services contemplated to be performed by it on a timely and efficient basis (such as conveying to IRRC a power of attorney with respect to the services to be provided hereunder and providing IRRC on a timely basis with Rydex Investments' authorized stamp, proxy cards, special voting instructions, authorization letters to custodian banks and any other materials necessary for the performance by IRRC of its duties);

      o Provide IRRC with a data file containing portfolio information (such as account numbers, share amounts, and security identifiers such as cusip and/or sedol numbers) on a regular basis; and

      o Coordinate with IRRC with respect to the classification of proxy items and for the treatment of items not clearly defined under the Guidelines.

III.  RESOLVING POTENTIAL CONFLICTS OF INTEREST

      The Committee is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

      o Managing a pension plan for a company whose management is soliciting proxies;

      o Having a material business relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast; and

      o     Rydex Investments,  its employees or affiliates having a business or
            personal   relationship   with  participants  in  a  proxy  contest,
            corporate directors or candidates for directorships.

      To ensure that all proxies are voted in the best interests of clients and are not the product of any potential conflict of interest, if a potential conflict of interest exists Rydex Investments will instruct IRRC to vote in accordance with the established Guidelines. In the absence of established Guidelines (I.E., in instances where the Guidelines provide for a "case-by-case" review), Rydex Investments may vote a proxy regarding that proposal in any of the following manners:

      o REFER PROPOSAL TO THE CLIENT - Rydex Investments may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

      o OBTAIN CLIENT RATIFICATION - If Rydex Investments is in a position to disclose the conflict to the client (I.E., such information is not confidential), Rydex Investments may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client's consent to how Rydex Investments will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

      o USE AN INDEPENDENT THIRD PARTY FOR ALL PROPOSALS - Subject to any client imposed proxy voting policies, Rydex Investments may vote all proposals in a proxy according to the policies of an independent third party, such as IRRC or a similar entity (or to have the third party vote such proxies).

      o USE AN INDEPENDENT THIRD PARTY TO VOTE THE SPECIFIC PROPOSALS THAT INVOLVE A CONFLICT - Subject to any client imposed proxy voting policies, Rydex Investments may use an independent third party (such as IRRC) to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

IV.   SECURITIES SUBJECT TO LENDING ARRANGEMENTS

      For various legal or administrative reasons, Rydex Investments is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client's securities lending arrangement with the client's custodian. Rydex Investments will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, Rydex Investments may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the client's custodian for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in Rydex Investments' judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

V.    SPECIAL ISSUES WITH VOTING FOREIGN PROXIES

      Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), Rydex Investments may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

VI.   SHARES OF REGISTERED INVESTMENT COMPANIES (FUND OF FUNDS)

      Certain funds are structured as fund of funds and invest their assets primarily in other underlying funds (the "Funds of Funds"). The Funds of Funds will vote their shares in the underlying fund in the same proportion as the vote of all other shareholders in that underlying fund (also called "mirror" or "echo" voting).

VII.  ASSISTANCE WITH FORM N-PX AND PROXY VOTING RECORD

      Rydex Investments shall assist its Fund clients in disclosing the following information on Form N-PX for each proxy matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which Rydex Investments, or IRRC as its agent, voted on the client's behalf by providing the following information to the Fund on a regular quarterly basis within 30 days after the end of the quarter:

      (i)   The name of the issuer of the portfolio security;

      (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

      (iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);

      (iv)  The shareholder meeting date;

      (v)   A brief identification of the matter voted on;

      (vi) Whether the matter was proposed by the issuer or by a security holder;

      (vii) Whether Rydex Investments (or IRRC as its agent) cast the client's vote on the matter;

      (viii) How Rydex Investments (or IRRC as its agent) cast the client's vote (I.E., for or against proposal, or abstain; for or withhold regarding election of directors); and

      (ix) Whether Rydex Investments (or IRRC as its agent) cast the client's vote for or against management.

VIII. DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION

      Rule 206(4)-6 requires Rydex Investments to disclose in response to any client request how the client can obtain information from Rydex Investments on how its securities were voted. Rydex Investments will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Rydex Investments. Upon receiving a written request from a client, Rydex Investments will provide the information requested by the client within a reasonable amount of time.

      Rule 206(4)-6 also requires Rydex Investments to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Rydex Investments will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Rydex Investments will provide a copy of this policy within a reasonable amount of time.

      If approved by the client, this policy and any requested records may be provided electronically.

IX.   RECORDKEEPING

      Rydex Investments shall keep the following records for a period of at least five years, the first two in an easily accessible place:

      (i)   A copy of this Policy;

      (ii)  Proxy Statements received regarding client securities;

      (iii) Records of votes cast on behalf of clients;

      (iv) Any documents prepared by Rydex Investments that were material to making a decision how to vote, or that memorialized the basis for the decision; and

      (v)   Records of client requests for proxy voting information.

      With respect to Rydex Investments' Fund clients, each Fund shall maintain a copy of each of the records that is related to proxy votes on behalf of the Fund by Rydex Investments. Additionally, Rydex Investments may keep Fund client records as part of Rydex Investments' records.

      Rydex Investments may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Rydex Investments that are maintained with a third party, such as IRRC, provided that Rydex Investments has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                   SCHEDULE A
                                       TO
                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

                             PROXY VOTING GUIDELINES

      Rydex Investments believes that management is generally in the best position to make decisions that are essential to the ongoing operation of the company and which are not expected to have a major impact on the corporation and its shareholders. Accordingly, Rydex Investments will generally vote with management on "routine items" of a corporate administrative nature. Rydex Investments will generally review all "non-routine items" (I.E., those items having the potential for major economic impact on the corporation and the long-term value of its shares) on a case-by-case basis.

BOARD OF DIRECTORS

A. Director Nominees in Uncontested Elections                     Vote With Mgt.
B. Chairman and CEO is the Same Person                            Vote With Mgt.
C. Majority of Independent Directors                              Vote With Mgt.
D. Stock Ownership Requirements                                   Vote With Mgt.
E. Limit Tenure of Outside Directors                              Vote With Mgt.
F. Director and Officer Indemnification and Liability Protection  Vote With Mgt.
G. Eliminate or Restrict Charitable Contributions                 Vote With Mgt.

PROXY CONTESTS

A. Voting for Director Nominees in Contested Election             Vote With Mgt.
B. Reimburse Proxy Solicitation                                   Vote With Mgt.

AUDITORS

A. Ratifying Auditors                                             Vote With Mgt.

PROXY CONTEST DEFENSES

A. Board Structure - Classified Board                             Vote With Mgt.
B. Cumulative Voting                                              Vote With Mgt.
C. Shareholder Ability to Call Special Meetings                   Vote With Mgt.

TENDER OFFER DEFENSES

A. Submit Poison Pill for shareholder ratification                Case-by-Case
B. Fair Price Provisions                                          Vote With Mgt.
C. Supermajority Shareholder Vote Requirement                     Vote With Mgt.
     To Amend the Charter or Bylaws
D. Supermajority Shareholder Vote Requirement                     Vote With Mgt.

MISCELLANEOUS GOVERNANCE PROVISIONS

A. Confidential Voting                                            Vote With Mgt.
B. Equal Access                                                   Vote With Mgt.
C. Bundled Proposals                                              Vote With Mgt.

CAPITAL STRUCTURE

A. Common Stock Authorization                                     Vote With Mgt.
B. Stock Splits                                                   Vote With Mgt.
C. Reverse Stock Splits                                           Vote With Mgt.
D. Preemptive Rights                                              Vote With Mgt.
E. Share Repurchase Programs                                      Vote With Mgt.

EXECUTIVE AND DIRECTOR COMPENSATION

A. Shareholder Proposals to Limit Executive and                   Case-by-Case
     Directors Pay
B. Shareholder Ratification of Golden and Tin Parachutes          Vote With Mgt.
C. Employee Stock Ownership Plans                                 Vote With Mgt.
D. 401(k) Employee Benefit Plans                                  Vote With Mgt.

STATE OF INCORPORATION

A. Voting on State Takeover Plans                                 Vote With Mgt.
B. Voting on Reincorporation Proposals                            Vote With Mgt.

MERGERS AND CORPORATE RESTRUCTURINGS

A. Mergers and Acquisitions                                       Case-by-Case
B. Corporate Restructuring                                        Vote With Mgt.
C. Spin-Offs                                                      Vote With Mgt.
D. Liquidations                                                   Vote With Mgt.

SOCIAL AND ENVIRONMENTAL ISSUES

A. Issues with Social/Moral Implications                          Vote With Mgt.

                       STATEMENT OF ADDITIONAL INFORMATION
                               RYDEX SERIES FUNDS

                         9601 Blackwell Road, Suite 500
                            Rockville, Maryland 20850

                            800.820.0888 301.296.5100
                            WWW.RYDEXINVESTMENTS.COM

This Statement of Additional Information ("SAI") relates to shares of the following portfolio (the "Fund") of Rydex Series Funds (the "Trust"):

                               MARKET NEUTRAL FUND

This SAI is not a prospectus. It should be read in conjunction with the Trust's Prospectuses for the A-Class and C-Class Shares and H-Class Shares, dated August 1, 2006. Copies of the Trust's Prospectuses are available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone numbers above.

                     The date of this SAI is August 1, 2006

                                TABLE OF CONTENTS

                                                                            PAGE

GENERAL INFORMATION ABOUT THE TRUST .......................................   1

INVESTMENT POLICIES, TECHNIQUES, AND RISK FACTORS .........................   1

INVESTMENT RESTRICTIONS ...................................................   18

BROKERAGE ALLOCATION AND OTHER PRACTICES ..................................   19

MANAGEMENT OF THE TRUST ...................................................   21

DETERMINATION OF NET ASSET VALUE ..........................................   32

PURCHASE AND REDEMPTION OF SHARES .........................................   33

A-CLASS SHARES - INITIAL SALES CHARGES, REDUCTIONS AND WAIVERS ............   34

DIVIDENDS, DISTRIBUTIONS, AND TAXES .......................................   37

OTHER INFORMATION .........................................................   41

COUNSEL ...................................................................   43

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND CUSTODIAN ...............   43

CUSTODIAN .................................................................   43

APPENDIX A - RYDEX INVESTMENTS PROXY VOTING POLICIES AND PROCEDURES .......  A-1

GENERAL INFORMATION ABOUT THE TRUST

The Trust, an open-end management investment company, was organized as a Delaware statutory trust on February 10, 1993. The Trust is permitted to offer separate portfolios and different classes of shares. All payments received by the Trust for shares of the Fund belong to the Fund. The Fund has its own assets and liabilities.

This SAI relates to the following series of the Trust: Market Neutral Fund (the "Fund"). The Fund is an open-end management investment company. The Trust currently offers A-Class, C-Class and H-Class Shares of the Fund. For more information on shareholder servicing and distribution expenses, see "Distribution" below. Additional Funds and/or classes may be created from time to time.

INVESTMENT POLICIES, TECHNIQUES, AND RISK FACTORS

GENERAL

The Fund's investment objective and principal investment strategies are described in the Prospectuses. The investment objective of the Fund is non-fundamental and may be changed without the consent of the holders of a majority of the Fund's outstanding shares. The following information supplements, and should be read in conjunction with, those sections of the Prospectuses.

Portfolio management is provided to the Fund by the Trust's investment adviser, PADCO Advisors, Inc., a Maryland corporation with offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. PADCO Advisors, Inc. operates under the name Rydex Investments (the "Advisor"). The investment strategies of the Fund discussed below and in the Prospectuses may, consistent with the Fund's investment objective and limitations, be used by the Fund if, in the opinion of the Advisor, these strategies will be advantageous to the Fund. The Fund is free to reduce or eliminate its activity with respect to any of the following investment techniques without changing the Fund's fundamental investment policies. There is no assurance that any of the Fund's strategies or any other strategies and methods of investment available to the Fund will result in the achievement of the Fund's objectives.

BORROWING

The Fund may borrow money, including borrowing for investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Since substantially all of the Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value ("NAV") per share of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Fund intends to use leverage during periods when the Advisor believes that the Fund's investment objective would be furthered.

The Fund may also borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. As required by the Investment Company Act of 1940, as amended, (the "1940 Act"), the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of its borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Fund is authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings for extraordinary or emergency purposes.

CURRENCY TRANSACTIONS

Although the Fund does not currently expect to engage in currency hedging, currency transactions may be used in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures and options thereon, exchange-listed and over-the-counter options ("OTC options"), options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P(R) or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

The  Fund's   dealings  in  forward   currency   contracts  and  other  currency
transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions ("Transaction Hedging") or portfolio positions ("Position Hedging"). Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. The Fund may enter into Transaction Hedging out of a desire to preserve the U.S. Dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund will be able to protect itself against possible losses resulting from changes in the relationship between the U.S. Dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The Fund may use Position Hedging when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar. The Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. Dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Advisor considers that the Swedish krone is linked to the euro, the Fund holds securities denominated in krone and the Advisor believes that the value of the krone will decline against the U.S.
Dollar, the Advisor may enter into a contract to sell euros and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will "cover" its position so as not to create a "senior security" as defined in Section 18 of the 1940 Act.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These government actions can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

FOREIGN CURRENCY OPTIONS. The Fund may invest in foreign currency-denominated securities and may buy or sell put and call options on foreign currencies. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a fund to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

FOREIGN CURRENCIES

The Fund may invest directly and indirectly in foreign currencies. Investments in foreign currencies are subject to numerous risks, not the least of which is the fluctuation of foreign currency exchange rates with respect to the U.S. Dollar. Exchange rates fluctuate for a number of reasons.

o INFLATION. Exchange rates change to reflect changes in a currency's buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

o TRADE DEFICITS. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country's goods more expensive and less competitive and so reducing demand for its currency.

o INTEREST RATES. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation long-term results may be the opposite.

o BUDGET DEFICITS AND LOW SAVINGS RATES. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measure to cope with its deficits and debt.

o POLITICAL FACTORS. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall is a country appears a less desirable place in which to invest and do business.

o GOVERNMENT CONTROL. Through their own buying and selling of currencies, the world's central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people's expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal. The value of the Fund's investments is calculated in U.S. Dollars each day that the New York Stock Exchange ("NYSE") is open for business. As a result, to the extent that the Fund's assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. Dollar, the Fund's NAV per share as expressed in U.S. Dollars (and, therefore, the value of your investment) should increase. If the U.S. Dollar appreciates relative to the other currencies, the opposite should occur. The currency-related gains and losses experienced by the Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. Dollars. Gains or losses on shares of the Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. Dollars, in relation to the original U.S. Dollar purchase price of the shares. The amount of appreciation or depreciation in the Fund's assets also will be affected by the net investment income generated by the money market instruments in which the Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

The Fund may incur currency exchange costs when it sells instruments denominated in one currency and buys instruments denominated in another.

DEBT SECURITIES

A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date.

Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk.

NON-INVESTMENT-GRADE SECURITIES. Non-investment-grade securities, also referred to as "high-yield securities" or "junk bonds," are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody's Investors Service, Inc. or lower than BBB- by Standard & Poor's) or are determined to be of comparable quality by the Fund's Advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of the Fund's Advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily NAV of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

Except as otherwise provided in the Fund's Prospectuses, if a credit-rating agency changes the rating of a portfolio security held by the Fund, the Fund may retain the portfolio security if the Advisor deems it in the best interest of shareholders.

EQUITY SECURITIES

Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The Fund may purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below.

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

      Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

o MASTER LIMITED PARTNERSHIPS ("MLPS"). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the U.S. Securities and Exchange Commission ("SEC") and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

      The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

FIXED INCOME SECURITIES

The market value of the fixed income investments in which the Fund may invest will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect the Fund's NAV. Additional information regarding fixed income securities is described below:

o DURATION. Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

o     VARIABLE  AND  FLOATING  RATE  SECURITIES.   Variable  and  floating  rate
      instruments involve certain obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a set floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

FOREIGN ISSUERS

The Fund may invest in issuers located outside the United States through American Depositary Receipts ("ADRs"), "ordinary shares," or "New York shares" issued and traded in the United States or through securities denominated in foreign currencies and traded on foreign exchanges. ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. Dollars, which protect the Fund from the foreign settlement risks described below.

Investing in foreign companies may involve risks not typically associated with investing in United States companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than United States markets, and prices in some foreign markets can be very volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to United States companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for United States investments.

Investing in companies located abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investment may be affected by actions of foreign governments adverse to the interests of United States investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on United States investment, or on the ability to repatriate assets or to convert currency into U.S. Dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

FUTURES AND OPTIONS TRANSACTIONS

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). The Fund may use futures contracts and related options for BONA FIDE hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent the Fund uses futures and/or options on futures, the Fund will do so in accordance with Rule
4.5 under the Commodity Exchange Act ("CEA"). The Trust, on behalf of all of its series, including the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Advisor's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund's exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. The Fund may purchase and write put and call options on securities and stock indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A put option in a security gives the purchaser of the option the right to sell, and the writer of the option an obligation to buy, the underlying security at any time during the option period. A call option on security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by the Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency.

Put and call options on stock indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When the Fund writes an option on a security, on an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The Fund may trade put and call options on securities, securities indices and currencies, as the Advisor determines is appropriate in seeking the Fund's investment objective, and except as restricted by the Fund's investment limitations. See "Investment Restrictions."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund will pay a premium when purchasing put and call options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

ILLIQUID SECURITIES

While the Fund does not anticipate doing so, the Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of the Fund's net assets in illiquid securities. If the percentage of the Fund's net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. The Fund will adhere to a more restrictive limitation on the Fund's investment in illiquid securities as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, the Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The board of trustees of the Trust (the "Board") has delegated the responsibility for determining the liquidity of Rule 144A restricted securities, which may be invested in by the Fund, to the Advisor.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of
Section 12(d)(1) of the 1940 Act. The Fund, therefore, may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or
(iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. The Fund may also invest in the securities of other investment companies if such securities are the only investment securities held by the Fund, such as through a master-feeder arrangement.

If the Fund invests in, and, thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.

LENDING OF PORTFOLIO SECURITIES

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to the Advisor or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S.

Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent. By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral.

The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

PORTFOLIO TURNOVER

A change in the securities held by a fund is known as "portfolio turnover." In general, the Advisor manages the Fund without regard to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities are excluded from the calculation of portfolio turnover. Nevertheless, the use of futures contracts will ordinarily involve the payment of commissions to futures commission merchants. Because the Fund expects to use all short-term instruments, the Fund's reported portfolio turnover may be low despite relatively high portfolio activity which would involve correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund and its long-term shareholders generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates) for certain taxable shareholders.

"Portfolio Turnover Rate" is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Fund invests since such contracts generally have a remaining maturity of less than one-year.

REPURCHASE AGREEMENTS

As discussed in the Trust's Prospectuses, the Fund may enter into repurchase agreements with financial institutions. The Fund follows certain procedures designed to minimize the risks inherent in such agreements.

These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's net assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS

The Fund may use reverse repurchase agreements as part of the Fund's investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when this will be advantageous to the Fund. The Fund will establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements.

SHORT SALES

The Fund also may engage in short sales transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's short position. The Fund may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

STOCK INDEX FUTURES CONTRACTS

The Fund may buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time the Fund purchases a futures contract, an amount of cash, U.S. Government securities or other liquid securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund's custodian. When writing a futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

SWAP AGREEMENTS

The Fund may enter into equity index or interest rate swap agreements. The Fund may utilize swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund's illiquid investment limitations. The Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make. If the swap counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Fund and its Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Advisor, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

U.S. GOVERNMENT SECURITIES

The Fund may invest, and enter into short transactions, in U.S. Government securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. Government securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal
Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer
Mac).

Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (I.E., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, of such security in determining the Fund's NAV. The Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the Fund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund's custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that the Fund's NAV or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed-delivery basis.

ZERO COUPON BONDS

The Fund may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Since dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of "Separate Trading of Registered Interest and Principal of Securities" (or "STRIPS"). While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Fund, which cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less. The Fund shall not:

1. With respect to 75% of the Fund's assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

2. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of a least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

3. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

4. Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

5. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

6. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

7. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

8. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry; this limitation does not apply to investments or obligations of the U.S. Government, or any of its agencies or instrumentalities, or shares of investment companies.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of the Fund and may be changed with respect to the Fund by the Board subject to 60 days prior notice to shareholders.

The Fund shall not:

1.    Invest in real estate limited partnerships.

2. Pledge, mortgage or hypothecate assets except to secure borrowings permitted or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

3. Purchase securities on margin or effect short sales, except that the Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act or any rule, regulation or order of the SEC.

5. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

With respect to both the fundamental and non-fundamental policies of the Fund, the foregoing percentages: (i) are based on total assets (except for the limitation on illiquid securities, which is based on net assets); (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security, except for the fundamental limitation on borrowing described in paragraph 2 above, under the heading "Fundamental Policies." With respect to borrowings in accordance with the limitations set forth in paragraph 2, in the event that such asset coverage shall at any time fall below 300 per centum, the Fund must reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum within three days thereafter.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Advisor may place a combined order, often referred to as "bunching," for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Advisor and the Trust's Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances a fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Advisor believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Advisor may select a broker based upon brokerage or research services provided to the Advisor. The Advisor may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") permits the Advisor, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Advisor may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Advisor believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Advisor might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Advisor may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Advisor will be in addition to and not in lieu of the services required to be performed by the Fund's Advisor under the Advisory Agreement. Any advisory or other fees paid to the Advisor are not reduced as a result of the receipt of research services.

In some cases the Advisor may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Advisor faces a potential conflict of interest, but the Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to its research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Advisor with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Advisor or the distributor for a commission in conformity with the 1940 Act, the 1934 Act and the rules promulgated by the SEC. In such instances, the placement of orders with such brokers would be consistent with the Funds' objectives or of obtaining best execution and would not be dependent upon the fact that the broker is an affiliate of the Fund, the Advisor or Rydex Distributors, Inc. (the "Distributor"). With respect to orders placed with the broker for execution on a securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company, or any affiliated person of such person to receive a brokerage commission from such registered company provided that such commission is fair and reasonable compared to the commission received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The members of the Board, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust's shares.

MANAGEMENT OF THE TRUST

MEMBERS OF THE BOARD. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust's Declaration of Trust. Unless otherwise noted, the business address of each trustee is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Rydex Family of Funds are supervised by the Board under the laws of the State of Delaware. Each member of the Board is responsible for the 46 Funds in the Trust as well as other funds in the Rydex Family of Funds, including the Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, that are described in separate prospectuses and Statements of Additional Information. In total the Rydex Family of Funds is comprised of 116 Funds, each of which is overseen by the Board. The Board has approved contracts, as described below, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD AND TRUST OFFICERS. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the length of term of office for the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust's Declaration of Trust. Unless otherwise noted, the business address of each Trustee and Officer is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

----------------------------------------------------------------------------------------------------------------------------
                                    POSITION
                                 WITH TRUST AND
          NAME AND                   LENGTH               PRINCIPAL OCCUPATIONS
        DATE OF BIRTH               OF TERM                  IN PAST 5 YEARS                  OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
----------------------------------------------------------------------------------------------------------------------------
MICHAEL P. BYRUM (35)          Trustee, 2005 to    Vice President of Rydex Variable      Trustee of Rydex Variable Trust,
                               present; Vice       Trust, 1998 to present; Vice          Rydex Dynamic Funds, Rydex Series
                               President, 1997     President of Rydex Dynamic Funds,     Funds and Rydex ETF Trust, 2005
                               to present.         1999 to present; Vice President of    to present; Trustee of Rydex
                                                   Rydex ETF Trust, 2002 to present;     Capital Partners SPhinX Fund,
                                                   President of Rydex Capital Partners   2003 to present.
                                                   SPhinX Fund, 2003 to present;
                                                   President of PADCO Advisors, Inc.
                                                   and PADCO Advisors II Inc., 2004 to
                                                   present; Chief Operating Officer of
                                                   PADCO Advisors, Inc., 2003 to 2004;
                                                   Executive Vice  President of PADCO
                                                   Advisors, Inc., 1993 to 2004;
                                                   Senior Portfolio Manager of PADCO
                                                   Advisors, Inc., 1993 to 2003;
                                                   Executive Vice President of PADCO
                                                   Advisors II, Inc., 1996 to 2004;
                                                   Senior  Portfolio Manager of PADCO
                                                   Advisors II, Inc., 1996 to 2003;
                                                   President of Rydex Capital
                                                   Partners I, LLC, registered
                                                   investment adviser, and Rydex
                                                   Capital Partners II, LLC,
                                                   registered investment adviser, 2003
                                                   to present; Executive Vice
                                                   President of Rydex Fund Services,
                                                   Inc., 2004 to present; Executive
                                                   Vice President of Rydex
                                                   Distributors, Inc., 1996 to 2004;
                                                   Secretary of PADCO Advisors, Inc.,
                                                   PADCO Advisors II, Inc., Rydex
                                                   Capital Partners I, LLC, registered
                                                   investment adviser Rydex Capital
                                                   Partners II, LLC, registered
                                                   investment adviser, and Rydex Fund
                                                   Services, Inc., 2003 to present;
                                                   Secretary of Rydex Distributors,
                                                   Inc., 1996 to 2004.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                    POSITION
                                 WITH TRUST AND
          NAME AND                   LENGTH               PRINCIPAL OCCUPATIONS
        DATE OF BIRTH               OF TERM                  IN PAST 5 YEARS                  OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------
CARL G. VERBONCOEUR (52)       Trustee, 2004 to    President of Rydex Variable Trust,    Trustee of Rydex Capital Partners
                               present;            Rydex Dynamic Funds, Rydex Series     SPhinX Fund, 2005 to present;
                               President, 2003     Funds and Rydex ETF Trust, 2003 to    Trustee of Rydex Variable Trust,
                               to present.         present; Vice President of the        Rydex Dynamic Funds and Rydex ETF
                                                   Trust, 1997 to 2003; Vice President   Trust, 2004 to present; Director
                                                   of Rydex Variable Trust, 1997 to      of ICI Mutual Insurance Company,
                                                   2003; Vice President of Rydex         2005 to present;
                                                   Dynamic Funds, 2000 to 2003; Vice
                                                   President of Rydex ETF Trust,
                                                   calendar year 2003; Vice President
                                                   of Rydex Capital Partners SPhinX
                                                   Fund, 2003 to present; Treasurer of
                                                   the Trust and Rydex Variable Trust,
                                                   1997 to 2003; Treasurer of Rydex
                                                   Dynamic Funds, 1999 to 2003;
                                                   Treasurer of Rydex ETF Trust, 2002
                                                   to 2003; Treasurer of Rydex Capital
                                                   Partners SPhinX Fund, calendar year
                                                   2003; Chief Executive Officer and
                                                   Treasurer of PADCO Advisors, Inc.,
                                                   PADCO Advisors II, Inc., Rydex Fund
                                                   Services, Inc. and Rydex
                                                   Distributors, Inc., 2003 to
                                                   present; Executive Vice President
                                                   and Treasurer of Rydex Capital
                                                   Partners I, LLC, registered
                                                   investment adviser, and Rydex
                                                   Capital Partners II, LLC,
                                                   registered investment adviser, 2003
                                                   to present; President of PADCO
                                                   Advisors, Inc., PADCO Advisors II,
                                                   Inc., 2003 to 2004; President of
                                                   Rydex Fund Services, Inc. and Rydex
                                                   Distributors, Inc., 2003 to
                                                   present; Executive Vice President
                                                   of PADCO Advisors, Inc., PADCO
                                                   Advisors II, Inc., Rydex Fund
                                                   Services, Inc. and Rydex
                                                   Distributors, Inc., 2000 to 2003;
                                                   Vice President of PADCO Advisors,
                                                   Inc., PADCO Advisors II, Inc.,
                                                   Rydex Fund Services, Inc. and Rydex
                                                   Distributors, Inc., 1997 to 2000.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                    POSITION
                                 WITH TRUST AND
          NAME AND                   LENGTH               PRINCIPAL OCCUPATIONS
        DATE OF BIRTH               OF TERM                  IN PAST 5 YEARS                  OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
COREY A. COLEHOUR (59)         Trustee, 1993 to    Owner and President of Schield        Trustee of Rydex Capital Partners
                               present.            Management Company, registered        SPhinX Fund, 2005 to present;
                                                   investment adviser, February 2005     Trustee of Rydex Variable Trust,
                                                   to present; Senior Vice President     1998 to present; Trustee of Rydex
                                                   of Marketing and Co-Owner of          Dynamic Funds, 1999 to present;
                                                   Schield Management Company,           Trustee of Rydex ETF Trust, 2003
                                                   registered investment adviser, 1985   to present.
                                                   to February 2005.
----------------------------------------------------------------------------------------------------------------------------
J. KENNETH DALTON (64)         Trustee, 1995 to    Mortgage Banking Consultant and       Trustee of Rydex Capital Partners
                               present; Chairman   Investor, The Dalton Group, a real    SPhinX Fund, 2005 to present;
                               of the Audit        estate company, 1995 to present.      Trustee of Rydex Variable Trust,
                               Committee.                                                1998 to present; Trustee of Rydex
                                                                                         Dynamic Funds, 1999 to present;
                                                                                         Trustee of Rydex ETF Trust, 2003
                                                                                         to present.
----------------------------------------------------------------------------------------------------------------------------
JOHN O.  DEMARET (65)          Trustee, 1997 to    Retired.                              Trustee of Rydex Variable Trust,
                               present; Chairman                                         1998 to present; Trustee of Rydex
                               of the Board,                                             Dynamic Funds, 1999 to present;
                               2006 to present.                                          Trustee of Rydex ETF Trust, 2003
                                                                                         to present; Trustee of Rydex
                                                                                         Capital Partners SPhinX Fund,
                                                                                         2003 to present.
----------------------------------------------------------------------------------------------------------------------------
WERNER E. KELLER (65)          Trustee, 2005 to    President of Keller Partners, LLC,    Trustee of Rydex Variable Trust,
                               present.            registered investment adviser, 2005   Rydex Dynamic Funds and Rydex ETF
                                                   to present; Retired, 2001 to 2005.    Trust, 2005 to present; Trustee
                                                                                         of Rydex Capital Partners SPhinX
                                                                                         Fund, 2003 to present; Chairman
                                                                                         of Centurion Capital Management,
                                                                                         registered investment advisor,
                                                                                         1991 to 2001.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                    POSITION
                                 WITH TRUST AND
          NAME AND                   LENGTH               PRINCIPAL OCCUPATIONS
        DATE OF BIRTH               OF TERM                  IN PAST 5 YEARS                  OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------
THOMAS F. LYDON (45)           Trustee, 2005 to    President of Global Trends            Trustee of Rydex Variable Trust,
                               present.            Investments, registered investment    Rydex Dynamic Funds and Rydex ETF
                                                   advisor, 1996 to present.             Trust,  2005 to present; Trustee
                                                                                         of Rydex Capital Partners SPhinX
                                                                                         Fund, 2003 to present; Director
                                                                                         of U.S. Global  Investors, Inc.,
                                                                                         1997 to present; Chairman of
                                                                                         Make-A-Wish Foundation of Orange
                                                                                         County, 1999 to present.
----------------------------------------------------------------------------------------------------------------------------
PATRICK T.  MCCARVILLE (62)    Trustee, 1997 to    Founder and Chief Executive Officer   Trustee of Rydex Capital Partners
                               present; Chairman   of Par Industries, Inc., d/b/a Par    SPhinX Fund, 2005 to present;
                               of the Nominating   Leasing, Northbrook, Illinois, 1977   Trustee of Rydex Variable Trust,
                               Committee.          to present.                           1998 to present; Trustee of Rydex
                                                                                         Dynamic Funds, 1999 to present;
                                                                                         Trustee of Rydex ETF Trust, 2003
                                                                                         to present.
----------------------------------------------------------------------------------------------------------------------------
ROGER SOMERS (60)              Trustee, 1993 to    President of Arrow Limousine, 1963    Trustee of Rydex Capital Partners
                               present.            to present.                           SPhinX Fund, 2005 to present;
                                                                                         Trustee of Rydex Variable Trust,
                                                                                         1998 to present; Trustee of Rydex
                                                                                         Dynamic Funds, 1999 to present;
                                                                                         Trustee of Rydex ETF Trust, 2003
                                                                                         to present.
----------------------------------------------------------------------------------------------------------------------------
OFFICERS
----------------------------------------------------------------------------------------------------------------------------
NICK BONOS (42)                Vice President      Vice President and Treasurer of                      N/A
                               and Treasurer,      Rydex Variable Trust, Rydex Dynamic
                               2003 to present.    Funds and Rydex ETF Trust, 2003 to
                                                   present; Treasurer and Principal
                                                   Financial Officer of Rydex Capital
                                                   Partners SPhinX Fund, 2003 to
                                                   present; Senior Vice President of
                                                   Rydex Fund Services, Inc., 2003 to
                                                   present; Vice President of
                                                   Accounting of Rydex Fund Services,
                                                   Inc., 2000 to 2003.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                    POSITION
                                 WITH TRUST AND
          NAME AND                   LENGTH               PRINCIPAL OCCUPATIONS
        DATE OF BIRTH               OF TERM                  IN PAST 5 YEARS                  OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------
JOANNA M. HAIGNEY (38)         Chief Compliance    Chief Compliance Officer of Rydex                    N/A
                               Officer, 2004 to    Variable Trust, Rydex Dynamic
                               present;            Funds, Rydex ETF Trust and Rydex
                               Secretary, 2000     Capital Partners SPhinX Fund, 2004
                               to present.         to present; Secretary of Rydex
                                                   Dynamic Funds and Rydex Series
                                                   Funds, 2000 to present; Secretary
                                                   of Rydex ETF Trust, 2002 to
                                                   present; Secretary of Rydex Capital
                                                   Partners SPhinX Fund, 2003 to
                                                   present; Vice President of Rydex
                                                   Fund Services, Inc., 2004 to
                                                   present; Vice President of
                                                   Compliance of PADCO Advisors, Inc.
                                                   and PADCO Advisors II, Inc., 2000
                                                   to present.
----------------------------------------------------------------------------------------------------------------------------

* DENOTES A TRUSTEE WHO MAY BE DEEMED TO BE AN "INTERESTED" PERSON OF THE FUNDS AS THAT TERM IS DEFINED IN THE 1940 ACT BY VIRTUE OF AFFILIATION WITH THE TRUST'S ADVISOR.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

      AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent auditor and the Board; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Servicer that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Colehour, Dalton, Demaret, Keller, Lydon McCarville, and Somers currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met 4 times in the most recently completed fiscal year.

      NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of the Board members. Messrs. Colehour, Dalton, Demaret, Keller, Lydon, McCarville, and Somers currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and met twice during the most recently completed fiscal year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Board member's "beneficial ownership" of shares of the Fund and all Rydex Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The members of the Board and the officers of the Trust own less than 1% of the outstanding shares of the Trust.

----------------------------------------------------------------------------------------
                                                               AGGREGATE DOLLAR RANGE OF
          NAME              DOLLAR RANGE OF FUND SHARES        SHARES IN ALL RYDEX FUNDS
                                                                  OVERSEEN BY TRUSTEE
----------------------------------------------------------------------------------------
Carl G. Verboncoeur*                   None                         $50,001-$100,000
----------------------------------------------------------------------------------------
Michael P. Byrum*                      None                          Over $100,000
----------------------------------------------------------------------------------------
Corey A. Colehour                      None                            $1-$10,000
----------------------------------------------------------------------------------------
J. Kenneth Dalton                      None                          Over $100,000
----------------------------------------------------------------------------------------
John O. Demaret                        None                            $1-$10,000
----------------------------------------------------------------------------------------
Patrick T. McCarville                  None                          Over $100,000
----------------------------------------------------------------------------------------
Roger Somers                           None                         $50,001-$100,000
----------------------------------------------------------------------------------------
Werner E. Keller**                     None                          Over $100,000
----------------------------------------------------------------------------------------
Thomas F. Lydon**                      None                          Over $100,000
----------------------------------------------------------------------------------------

* MESSRS. VERBONCOEUR AND BYRUM BECAME INTERESTED TRUSTEES, AS DEFINED ABOVE, ON APRIL 30, 2004 AND JUNE 27, 2005, RESPECTIVELY.

**    MESSRS. KELLER AND LYDON BECAME INDEPENDENT TRUSTEES ON JUNE 27, 2005.

BOARD AND OFFICER COMPENSATION. The aggregate compensation paid by the Trust to each of its Board members and officers serving during the fiscal year ended March 31, 2006, is set forth in the table below. Board members who are directors, officers or employees of the Advisor or any of its affiliated entities do not receive compensation from the Trust:

--------------------------------------------------------------------------------------------
                                              PENSION OR
                                              RETIREMENT                           TOTAL
                           AGGREGATE           BENEFITS         ESTIMATED       COMPENSATION
                         COMPENSATION      ACCRUED AS PART   ANNUAL BENEFITS     FROM FUND
         NAME             FROM TRUST          OF TRUST'S     UPON RETIREMENT      COMPLEX*
                                               EXPENSES
--------------------------------------------------------------------------------------------
Carl Verboncoeur**            n/a                n/a             n/a              n/a
--------------------------------------------------------------------------------------------
Michael P. Byrum**            n/a                n/a             n/a              n/a
--------------------------------------------------------------------------------------------
Corey A. Colehour           $52,550               $0              $0            $101,000
--------------------------------------------------------------------------------------------
J. Kenneth Dalton           $52,550               $0              $0            $101,000
--------------------------------------------------------------------------------------------
Roger Somers                $52,000               $0              $0            $101,500
--------------------------------------------------------------------------------------------
John O. Demaret             $36,500               $0              $0            $75,000
--------------------------------------------------------------------------------------------
Patrick T. McCarville       $36,500               $0              $0            $75,000
--------------------------------------------------------------------------------------------
Werner E. Keller***         $52,500               $0              $0            $101,000
--------------------------------------------------------------------------------------------
Thomas F. Lydon***          $52,550               $0              $0            $101,000
--------------------------------------------------------------------------------------------

* REPRESENTS TOTAL COMPENSATION FOR SERVICE AS TRUSTEE OF THE RYDEX SERIES FUNDS, RYDEX DYNAMIC FUNDS, RYDEX VARIABLE TRUST, RYDEX ETF TRUST AND, WITH RESPECT TO MR. DEMARET, COMPENSATION FOR SERVICE AS TRUSTEE OF THE RYDEX CAPITAL PARTNERS SPHINX FUND.

** MESSRS. VERBONCOEUR AND BYRUM BECAME INTERESTED TRUSTEES, AS DEFINED ABOVE, ON APRIL 30, 2004 AND JUNE 27, 2005, RESPECTIVELY. AS OFFICERS OF THE ADVISOR, THEY DO NOT RECEIVE COMPENSATION FROM THE TRUST.

***   MESSRS. KELLER AND LYDON BECAME TRUSTEES OF THE TRUST ON JUNE 27, 2005.

CODE OF ETHICS

The Board has adopted a Combined Code of Ethics (the "Code of Ethics") pursuant to Rule 17j-1 under the 1940 Act. The Advisor, Servicer and Distributor are also covered by the Code of Ethics. The Code of Ethics applies to the personal investing activities of trustees, directors, officers and certain employees ("access persons"). Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in initial public offerings. The Code of Ethics is on file with the SEC, and is available to the public.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI. The Board will periodically review the Fund's proxy voting record.

The Trust annually discloses its complete proxy voting record on Form N-PX. The Trust's most recent Form N-PX is available, without charge, upon request by calling 800.820.0888 or 301.296.5100 or by writing to Rydex Series Funds at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The Trust's Form N-PX is also available on the SEC's web site at WWW.SEC.GOV.

THE ADVISORY AGREEMENT

PADCO Advisors, Inc., 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, provides portfolio management to the Fund pursuant to an advisory contract with the Trust. The Advisor was incorporated in the State of Maryland on February 5, 1993 and, together with PADCO Advisors II, Inc., a registered investment adviser under common control, and does business under the name Rydex Investments. The voting common stock of the Advisor is held predominantly by a trust established by the late Albert P. Viragh, Jr., the founder of the Advisor, for the benefit of members of his family (the "Viragh Family Trust"). Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through its ownership of voting common stock, the Viragh Family Trust and/or its three trustees, Katherine A. Viragh, Mark S. Viragh and Roger E. Young, may be deemed, under the 1940 Act, to control the Advisor.

The Advisor manages the investment and the reinvestment of the assets of the Fund, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Board and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Fund, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares.

Under an investment advisory agreement with the Advisor dated May 23, 2005, the Advisor serves as the investment adviser for each series of the Trust and provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to direction and control by the Board and the officers of the Trust. As of July 3, 2006, net assets under management of the Advisor and its affiliates were approximately [$XX.X] billion. Pursuant to the advisory agreement, the Advisor is responsible for all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses and extraordinary expenses. The Advisor may from time to time reimburse certain expenses of the Fund in order to limit the Fund's operating expenses as described in the Prospectus.

ADVISORY FEE. Pursuant to the advisory agreement with the Advisor, the Fund pays the Advisor a fixed fee of 1.15% at an annualized rate, based on the average daily net assets for the Fund.

The continuance of the advisory agreement must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Board members who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 60 days' written notice to the Advisor, or by the Advisor on 60 days' written notice to the Trust. The advisory agreement provides that the Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

PORTFOLIO MANAGERS

This section includes information about the Fund's portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

-------------------------------------------------------------------------------------------------------------
                         REGISTERED INVESTMENT        OTHER POOLED INVESTMENT          OTHER ACCOUNTS 1
                             COMPANIES 1,2                   VEHICLES 1
                       --------------------------------------------------------------------------------------
                        NUMBER OF       TOTAL         NUMBER OF        TOTAL        NUMBER OF      TOTAL
      NAME              ACCOUNTS        ASSETS        ACCOUNTS         ASSETS       ACCOUNTS       ASSETS
-------------------------------------------------------------------------------------------------------------
Michael P. Byrum           112        $14 Billion         2            $1.7 M           6       < $5 Million
-------------------------------------------------------------------------------------------------------------
James R. King              112        $14 Billion         0              $0             3       < $5 Million
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                         REGISTERED INVESTMENT        OTHER POOLED INVESTMENT          OTHER ACCOUNTS 1
                             COMPANIES 1,2                   VEHICLES 1
                       --------------------------------------------------------------------------------------
                        NUMBER OF       TOTAL         NUMBER OF        TOTAL        NUMBER OF      TOTAL
      NAME              ACCOUNTS        ASSETS        ACCOUNTS         ASSETS       ACCOUNTS       ASSETS
-------------------------------------------------------------------------------------------------------------
Michael J. Dellapa         110        $14 Billion         0              $0             7       < $5 Million
-------------------------------------------------------------------------------------------------------------

1     INFORMATION PROVIDED IS AS OF MARCH 31, 2006.

2     THE  PORTFOLIO   MANAGERS   MANAGE  ONE  ACCOUNT  THAT  IS  SUBJECT  TO  A
      PERFORMANCE-BASED ADVISORY FEE. THE ACCOUNT HAD $87.4 MILLION IN ASSETS UNDER MANAGEMENT AS OF MARCH 31, 2006.

CONFLICTS OF INTEREST. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

PORTFOLIO MANAGER COMPENSATION. The Advisor compensates each portfolio manager for his management of the Fund. The portfolio managers' compensation consists of a fixed annual salary and a discretionary bonus. The amount of the discretionary bonus is determined by two components. The first component is a comparison of the portfolio manager's Fund performance relative to a mutual fund peer's performance and/or to the performance of applicable internal or external benchmarks as measured over a one-year period. Mutual fund peers are those funds with similar investment objectives to the Fund managed by the portfolio manager. Mutual fund peers do not exist for all Rydex Funds. Rydex Funds that do not have a mutual fund peer available for comparison purposes will instead be compared to applicable internal or external benchmarks. An external benchmark, such as the S&P 500 Index, will be used for each Rydex Fund that seeks to track the performance of a published index. An internal benchmark, such as the inverse of the S&P 500 Index, will be used when an external benchmark is not available. The performance of the portfolio managers in carrying out the Fund's investment strategies will be evaluated in relation to the investment returns of the broad hedge fund universe, and segments thereof, and the commodities market, respectively. To the extent a portfolio manager manages accounts other than the Fund, the performance of the portfolio manager in managing such accounts will similarly be evaluated by the Advisor in relation to the account's performance as compared to various internal and external performance benchmarks as determined appropriate by the Advisor. The second component used to determine the discretionary bonus is based on the Advisor's profit margin and assets under management.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The Portfolio Managers did not beneficially own any shares of the Fund as of the Trust's most recently completed fiscal year end. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

THE ADMINISTRATIVE SERVICE AGREEMENT AND ACCOUNTING SERVICE AGREEMENT

General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Fund by Rydex Fund
Services, Inc. (the "Servicer"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, subject to the general supervision and control of the Board and the officers of the

Trust, pursuant to a service agreement between the Trust and the Servicer. The Servicer is wholly-owned by the Viragh Family Trust.

Under the service agreement, the Servicer provides the Trust and the Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and the Fund under federal and state securities laws. The Servicer also maintains the shareholder account records for the Fund, disburses dividends and distributions payable by the Fund, and produces statements with respect to account activity for the Fund and the Fund's shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to the Fund; the Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement. In consideration for its services, the Servicer is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of the Fund.

Pursuant to an Accounting Services Agreement, the Servicer serves as Accounting Services Agent and performs certain record keeping and accounting functions. Certain officers and Trustees of the Trust are also officers and directors of the Servicer.

DISTRIBUTION

Pursuant to a distribution agreement adopted by the Trust (the "Distribution Agreement"), Rydex Distributors, Inc. (the "Distributor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, acts as distributor for the shares of the Trust under the general supervision and control of the Board and the officers of the Trust. The Distributor is wholly-owned by the Viragh Family Trust. The Distribution Agreement grants the Distributor the exclusive right to distribute the shares of the Fund. In addition, the Distribution Agreement permits the Distributor to receive as compensation any front-end sales load or contingent deferred sales charge collected by the Fund or other asset-based sales charges collected pursuant to any distribution or shareholder services plans adopted by the Fund on behalf of the various classes of shares. The Fund's current distribution and shareholder services plans, as well as a description of the services performed under each, are described below.

A-CLASS DISTRIBUTION PLAN - The Fund has adopted a Distribution Plan applicable to A-Class Shares (the "A-Class Plan"). Under the A-Class Plan, the Distributor, or third parties that enter into agreements with the Distributor ("Service
Providers"), may receive up to 0.25% of the Fund's assets attributable to A-Class Shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act.

C-CLASS DISTRIBUTION AND SHAREHOLDER SERVICING PLAN - The Fund has adopted a Distribution and Shareholder Services Plan for C-Class Shares (the "C-Class Plan"). Under the C-Class Plan, the Distributor, or Service Providers, may receive up to 1.00% of the Fund's assets attributable to C-Class Shares as compensation for distribution and shareholder services pursuant to Rule 12b-1 of the 1940 Act. The C-Class Plan allows for payment of up to 0.75% of the Fund's assets attributable to C-Class Shares as compensation for distribution services and up to 0.25% of the Fund's assets attributable to C-Class Shares as compensation for shareholder services.

H-CLASS DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN - The Fund has adopted a Distribution Plan and a Shareholder Services Plan applicable to H-Class Shares (the "H-Class Plan"). Under the H-Class Plan, the Distributor, or Service Providers, may receive up to 0.25% of the Fund's assets attributable to H-Class Shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. The Shareholder Services Plan permits the payment of up to 0.25% of the Fund's assets attributable to H-Class Shares to Service

Providers as compensation for providing shareholder services, which are not primarily intended to result in the sale of the shares of the Fund.

DESCRIPTION OF DISTRIBUTION AND SHAREHOLDER SERVICES - Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the services providers; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Fund on behalf of clients.

COSTS AND EXPENSES

The Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; non-Interested Trustees' fees and expenses; the costs and expenses of redeeming shares of the Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines. In addition, the Fund pays an equal portion of the trustee fees and expenses for the non-Interested Trustees' attendance at Board meetings.

BUSINESS CONTINUITY AND DISASTER RECOVERY

The Advisor, the Distributor and the Servicer (collectively, the "Service Providers") have developed a joint Business Continuity and Disaster Recovery Program (the "Program") that is designed to minimize the disruption of normal business operations in the event of a disaster. While the Service Providers believe that the Program is comprehensive and should enable them to survive a disaster and reestablish normal business operations in a timely manner, under certain unusual or unexpected circumstances the Service Providers could be prevented or hindered from providing services to the Fund for extended periods of time. These circumstances may include, without limitation, acts of God, acts of government in its sovereign or contractual capacity, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. Under each Service Provider's agreement with the Trust, absent willful misfeasance, bad faith or gross negligence on the part of the Service Provider, or the reckless disregard of their respective obligations, the Service Provider generally will not be liable for any related losses to the Fund or to the Fund's shareholders as a result of such an occurrence.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectuses entitled "Calculating Net Asset Value." The NAV of the Fund serves as the basis for the purchase and redemption price of the Fund's shares. The net asset value per share of the Fund is calculated by dividing the market value of the Fund's securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value by the Advisor using methods established or ratified by the Board.

Options on securities and indices purchased by the Fund generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter ("OTC") market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Futures contracts generally are valued based upon the unrealized gain or loss on the contract determined with reference to the first price reported by established futures exchanges after the close of the Fund's pricing cycle, or alternatively, with reference to the average price at which futures are bought and sold by the Fund. Options on futures contracts generally are valued with reference to the underlying futures contract. If the market makes a limit move with respect to a particular commodity, the commodity will be valued at fair value by the Advisor using methods established or ratified by the Board.

On days when the Chicago Board of Trade ("CBOT") is closed during its usual business hours, but the shares of the Fund have been purchased, redeemed, and/or exchanged, the portfolio securities held by the Fund which are traded on the CBOT are valued at the earlier of (i) the time of the execution of the last trade of the day for the Fund in those CBOT-traded portfolio securities and (ii) the time of the close of the CBOT Evening Session. On days when the CBOT is closed during its usual business hours and there is no need for the Fund to execute trades on the CBOT, the value of the CBOT-traded portfolio securities held by the Fund will be the mean of the bid and asked prices for those CBOT-traded portfolio securities at the open of the CBOT Evening Session.

OTC securities held by the Fund shall be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. Securities listed on the Nasdaq National Market and Nasdaq SmallCap Market may be valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. The portfolio securities of the Fund that are listed on national exchanges are taken at the last sales price of such securities on such exchange; if no sales price is reported, the mean of the last bid and asked price is used. For valuation purposes, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the mean between the bid and the offered quotations of such currencies against U.S. Dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by the Advisor based on guidelines adopted by the Board. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Board, which procedures may include the delegation of certain responsibilities regarding valuation to the Advisor or the officers of the Trust. The officers of the Trust report, as necessary, to the Board regarding portfolio valuation determination. The Board, from time to time, will review these methods of valuation and will recommend changes, which may be necessary to assure that the investments of the Fund are valued at fair value.

PURCHASE AND REDEMPTION OF SHARES

MINIMUM INVESTMENT REQUIREMENTS

Shareholders will be informed of any increase in the minimum investment requirements by a new prospectus or a prospectus supplement, in which the new minimum is disclosed. Any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance is (a) below the currently applicable minimum investment, or (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor of a complete redemption of that account. In addition, the Trust may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder's most recent purchase of Fund shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment).

TAX CONSEQUENCES

Note that in the case of tax-qualified retirement plans, a redemption from such a plan may have adverse tax consequences. A shareholder contemplating such a redemption should consult his or her own tax adviser. Other shareholders should consider the tax consequences of any redemption.

SUSPENSION OF THE RIGHT OF REDEMPTION

The Fund may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings), or trading is restricted; (ii) for any period during which an emergency exists so that disposal of Fund investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC, by order, may permit for the protection of Fund investors. In cases where Nasdaq, the CME or Chicago Board Options Exchange ("CBOE"), CBOT, or any foreign market where the Fund's securities trade, as appropriate, is closed or trading is restricted, the Fund may ask the SEC to permit the right to redemption to be suspended. On any day that any of the securities exchanges on which the Fund's securities trade close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received. Any order received after that time will receive the next business day's NAV.

HOLIDAYS

The NYSE, the Federal Reserve Bank of New York, the Nasdaq, the CME, the CBOT, and other U.S. exchanges are closed on weekends and on the following holidays:
(i) New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day (the CBOT and CME will have abbreviated trading schedules), Thanksgiving Day, and Christmas Day; and
(ii) the preceding Friday if any of these holidays falls on a Saturday, or the subsequent Monday if any of these holidays falls on a Sunday. In addition, the U.S. Government bond market is closed on Columbus Day and Veterans' Day. Although the Trust expects the same holiday schedules to be observed in the future, each of the aforementioned exchanges and markets may modify its holiday schedule at any time.

REDEMPTIONS IN-KIND

The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 of the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's NAV during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

A-CLASS SHARES - INITIAL SALES CHARGES, REDUCTIONS AND WAIVERS

INITIAL SALES CHARGES / DEALER REALLOWANCES. A-Class Shares of the Fund are sold subject to a front-end sales charge as described in the Fund's A-Class and C-Class Shares Prospectus. The sales charge is used to compensate the Distributor and participating securities dealers for their expenses incurred in connection with the distribution of the Fund's shares. You may also be charged a transaction or other fee by the financial institution managing your account.

Selling dealers are normally reallowed a portion of the sales charge by the Distributor. The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of A-Class Shares.

---------------------------------------------------------------------------------------------
AMOUNT OF INVESTMENT                      AUTHORIZED DEALER COMMISSION AS % OF OFFERING PRICE
---------------------------------------------------------------------------------------------
Less than $100,000                                               4.00%
---------------------------------------------------------------------------------------------
$100,000 but less than $250,000                                  3.00%
---------------------------------------------------------------------------------------------
$250,000 but less than $500,000                                  2.25%
---------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000                                1.20%
---------------------------------------------------------------------------------------------
Greater than $1,000,000                                          1.00%
---------------------------------------------------------------------------------------------

REDUCED SALES CHARGES. You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your securities dealer are responsible for providing sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

RIGHTS OF ACCUMULATION

You may qualify for reduced initial sales charges based upon your existing investment in shares of any Rydex Fund at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, the Distributor takes into account not only the money which is invested upon such proposed purchase, but also the value of all A-Class and C-Class Shares of the Rydex Funds that you own, calculated at their then current public offering price.

If you qualify for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if you already own qualifying A-Class or C-Class Shares of any Rydex Fund with a value of $80,000 and wish to invest an additional $40,000 in an A-Class Share of the Fund, the reduced initial sales charge of 4.75% will apply to the full $40,000 purchase and not just to the $20,000 in excess of the $100,000 breakpoint.

To qualify for obtaining the discount applicable to a particular purchase, you or your securities dealer must furnish the Servicer with a list of the account numbers and the names in which your Rydex Fund accounts are registered at the time the purchase is made.

            AGGREGATING ACCOUNTS (GROUP PURCHASES)

            1. To receive a reduced sales charge on A-Class Shares, investments in any A-Class or C-Class Share made by you, your spouse and your children under the age of 21 may be aggregated if made for your/their own account(s) and:

o trust accounts established by the above individuals. However, if the person(s) who established the trust is/are deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;

o     solely controlled business accounts;

o     single participant retirement plans; or

o endowments or foundations established and controlled by you or your immediate family.

            2. Investments made by a trustee or other fiduciary for a single trust estate or fiduciary account and multiple-employee benefit plans of a single employer or affiliated employers - provided they are not aggregated with individual accounts - may also be aggregated.

            3. Similarly, investments made for participant accounts of a 403(b) plan that is treated like an employer-sponsored plan, or multiple 403(b) plans of a single employer or affiliated employers, may be aggregated. In addition, investments made for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization may be aggregated. Finally, investments made by a common trust fund or other diversified pooled accounts not specifically formed for the purpose of accumulating fund shares may be aggregated.

            SOME ACCOUNTS CANNOT BE AGGREGATED. At the request of certain investment firms, some accounts are set up as "street name" or "nominee" accounts. This means that the investment firm has sole access, and that the Fund has limited access, to the investment firm's clients' account information. Since the Servicer has little or no access to certain nominee or street name account information, these accounts generally may not be aggregated for the purpose of receiving reduced sales charges. Check with your securities dealer to determine if this applies to your account.

LETTERS OF INTENT

You may also pay reduced initial sales charges by indicating on the account application that you intend to provide a Letter of Intent ("LOI"), and then fulfilling the conditions of that LOI.

The LOI confirms the total investment in shares of the Rydex Funds that you intend to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, you indicate that you understand and agree to the terms of the LOI and that you are bound by the provisions described below:

            CALCULATING THE INITIAL SALES CHARGE:

o Each purchase of Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" in the Prospectus).

      o It is your responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

      o The offering price may be further reduced as described below above under "Rights of Accumulation" if the Servicer is advised of all other accounts at the time of the investment.

      o Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

            CALCULATING THE NUMBER OF SHARES TO BE PURCHASED

      o Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

      o Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

      o If you meet the original obligation at any time during the 13-month period, you may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

      o The Servicer will process necessary adjustments upon the expiration or completion date of the LOI.

            FULFILLING THE INTENDED INVESTMENT

      o By signing an LOI, you are not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, you will have to pay the increased amount of sales charge.

      o To assure compliance with the provisions of the 1940 Act, the Servicer will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to you. All shares purchased, including those escrowed, will be registered in your name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

      o If the intended investment is not completed, you will pay the Servicer the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If you do not pay such difference within 20 days of the expiration date, you irrevocably appoint the Servicer as your attorney-in-fact to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

            CANCELING THE LOI

      o If at any time before completing the LOI Program you wish to cancel the agreement, you must give written notice to the Distributor.

      o If at any time before completion the LOI Program you request the Servicer to liquidate or transfer beneficial ownership of your total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Servicer will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

SALES CHARGE WAIVERS. The A-Class Shares' initial sales charges will be waived for certain types of investors, as described in the Prospectus.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income and any distributions of net realized capital gains from the Fund will be distributed as described in the Trust's Prospectuses under "Dividends and Distributions." Normally, all such distributions of the Fund will automatically be reinvested without charge in additional shares of the Fund.

FEDERAL INCOME TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

REGULATED INVESTMENT COMPANY STATUS

A fund that qualifies as a RIC will not be subject to federal income taxes on the net investment income and net realized capital gains that the fund distributes to the fund's shareholders. The Fund will seek to qualify for treatment as a regulated investment company (RIC) under the Code. Provided that for each tax year the Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least 90% of the Fund's net investment income for such year (including, for this purpose, net realized short-term capital gains), the Fund itself will not be subject to federal income taxes to the extent the Fund's net investment income and the Fund's net realized capital gains, if any, are distributed to the Fund's shareholders. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, and foreign currencies or the securities of one or more qualified publicly traded partnerships (the "90% Test"). A second requirement for qualification as a RIC is that the Fund must diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year: (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses or the securities of one or more qualified publicly traded partnerships (the "Asset Test").

Income and gains from transactions in commodities such as precious metals and minerals will not qualify as gross income from "securities" for purposes of the 90% Test.

In the event of a failure by the Fund to qualify as a RIC, the Fund would be subject to tax on its taxable income at corporate rates, and the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income. Such distributions would be eligible for the dividends received deduction for corporate shareholders, and for the lower tax rates applicable to qualified dividend income received by individual shareholders, subject to certain limitations. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had the Fund qualified as a RIC. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's NAV.

The Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for the year and 98% of its capital gain net income, plus certain other amounts. The Fund intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax but can make no assurances that all such tax liability will be eliminated.

The Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. All or a portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).

In order for some portion of the dividends received by the Fund's shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund's shares. Distributions reported to Fund shareholders as long-term capital gains shall be taxable as such (currently at a maximum rate of 15%), regardless of how long the shareholder has owned the shares. Fund shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Shareholders who have not held Fund shares for a full year should be aware that the Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Fund.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Sales, redemptions and exchanges of Fund shares are generally taxable transactions for federal and state income tax purposes. In general, if you hold your shares as a capital asset, gain or loss realized will be capital in nature and will be classified as long-term or short-term, depending on the length of the time shares have been held.

The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

All or a portion of any loss realized upon the redemption of Fund shares will be disallowed to the extent that other shares in the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after a share redemption. Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares. In addition, any loss realized by a shareholder on the disposition of shares held for six months or less is treated as a long-term capital loss to the extent of any distributions of any net long-term capital gains received by the shareholder with respect to such shares.

SPECIAL TAX CONSIDERATIONS

FOREIGN CURRENCY TRANSACTIONS. In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures, and forward foreign exchange contracts ("forward contracts") relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, whether certain foreign currency instruments will be treated as securities and who will be treated as the issuer of a foreign currency instrument for purposes of the RIC diversification requirements applicable to a Fund.

Under the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. Dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under the Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are also subject to special treatment. In general, any such gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if such losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.

OPTIONS TRANSACTIONS BY THE FUND

If a call option written by the Fund expires, the amount of the premium received by the Fund for the option will be short-term capital gain to the Fund. If such an option is closed by the Fund, any gain or loss realized by the Fund as a result of the closing purchase transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by the Fund upon the sale of the underlying security or underlying futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund's holding period for the underlying security or underlying futures contract.

With respect to call options purchased by the Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the stock or futures contract so acquired.

The Fund has available to it a number of elections under the Code concerning the treatment of option transactions for tax purposes. The Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.

The Fund, in its operations, also will utilize options on stock indices. Options on "broad based" stock indices are classified as "nonequity options" under the Code. Gains and losses resulting from the expiration, exercise, or closing of such nonequity options, as well as gains and losses resulting from futures contract transactions, will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter, "blended gain or loss"). In addition, any nonequity option and futures contract held by the Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.

The trading strategies of the Fund involving nonequity options on stock indices may constitute "straddle" transactions. "Straddles" may affect the taxation of such instruments and may cause the postponement of recognition of losses incurred in certain closing transactions. The Fund will also have available a number of elections under the Code concerning the treatment of option transactions for tax purposes. The Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.

The Fund's transactions in certain options, under some circumstances, could preclude the Fund's qualifying for the special tax treatment available to investment companies meeting the requirements of Subchapter M of the Code.

The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Fund.

BACK-UP WITHHOLDING

In certain cases the Fund will be required to withhold and remit to the U.S. Treasury an amount equal to the applicable back-up withholding rate applied to reportable taxable dividends and distributions, as well as the proceeds of any redemptions of Fund shares, paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number (usually the shareholder's social security number); (2) is subject to back-up withholding by the Internal Revenue Service ("IRS"); (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding; or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).

OTHER ISSUES

The Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment. In some states ownership of fund shares may also be subject to state and local taxation. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Government National Mortgage Association or Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

OTHER INFORMATION

PORTFOLIO HOLDINGS

The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Fund's Advisor, principal underwriter, or any affiliated person of the Fund, the Advisor, or the principal underwriter.

Information concerning the Fund's portfolio holdings may be disclosed in the ordinary course of business and as frequently as daily, but no earlier than one business day following the date of the information, to (i) certain personnel of those Service Providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers, and (ii) other personnel of the Advisor and other Service Providers, such as the Fund's administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Fund and/or the terms of the Fund's current registration statement. As of August 1, 2006, the Fund has not yet commenced operations and therefore, did not disclose portfolio holdings information to any individual or entity. Once the Fund commences operations, it expects to disclose portfolio holdings information to the following entities as part of ongoing arrangements that serve legitimate business purposes: Morningstar, Lipper, Vickers Stock
Research, Thomson Financial, Bloomberg, Standard & Poor's, and Investor Responsibility Research Center.

The Fund's Chief Compliance Officer, or a Senior Compliance Administrator designated by the Chief Compliance Officer, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where the Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall the Fund, the Advisor, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund's portfolio holdings.

The Board exercises continuing oversight of the disclosure of the Fund's portfolio holdings by (1) overseeing the implementation and enforcement of Portfolio Holdings Disclosure Policies and Procedures, the Code of Ethics, and the Protection of Non-Public Information Policies and Procedures (collectively, the portfolio holdings governing policies) by the Fund's Chief Compliance Officer and the Fund, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. The Board and the Fund reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (E.G., stocks and bonds) held by the Fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the Fund [,which are not disclosed].

In addition to the permitted disclosures described above, the Fund must disclose its complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's web site at www.sec.gov.

VOTING RIGHTS

You receive one vote for every full Fund share owned. The Fund or class of the Fund will vote separately on matters relating solely to the Fund or class. All shares of the Fund are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by Shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by Shareholders, the Trust will provide appropriate assistance and information to the Shareholders who requested the meeting. Shareholder inquiries can be made by calling 800.820.0888 or 301.296.5100, or by writing to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

REPORTING

You will receive the Trust's unaudited financial information and audited financial statements. In addition, the Trust will send you proxy statements and other reports. If you are a customer of a financial institution that has purchased shares of the Fund for your account, you may, depending upon the nature of your account, receive all or a portion of this information directly from your financial institution.

SHAREHOLDER INQUIRIES

You  may  visit  the  Trust's  web  site  at  www.rydexinvestments.com  or  call
800.820.0888 or 301.296.5100 to obtain information on account statements, procedures, and other related information.

COUNSEL

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 250 West Pratt Street, Suite 2100 Baltimore, Maryland 21201, is the independent registered public accounting firm of the Trust and the Fund.

CUSTODIAN

U.S. Bank, N.A. (the "Custodian"), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Fund pursuant to a custody agreement between the Trust and the Custodian. The custodian holds the portfolio securities of the Fund and maintains all necessary related accounts and records.

                                   APPENDIX A

                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

I.    INTRODUCTION

      PADCO Advisors, Inc. and PADCO Advisors II, Inc., together doing business as Rydex Investments, generally are responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 ("Funds") and clients that are pension plans ("Plans") subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). This document sets forth Rydex Investments' policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Specifically, Rule 206(4)-6 requires that we:

      o Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

      o Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

      o Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

II.   PROXY VOTING POLICIES AND PROCEDURES

      A.    Proxy Voting Policies

            Proxies may have economic value and, where Rydex Investments is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term economic interests of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. Our authority is initially established by our advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.

      The financial interest of our clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between Rydex Investments and our clients with respect to proxy voting are resolved in the best interests of clients, in accordance with the procedures described in Section III, below.

      B.    Proxy Voting Procedures

            Rydex Investments utilizes the services of an outside proxy voting firm, Investor Responsibility Research Center, Inc. ("IRRC"), to act as agent for the proxy process, to maintain records on proxy votes for our clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. In the absence of contrary instructions received from Rydex Investments, IRRC will vote proxies in accordance with the proxy voting guidelines (the "Guidelines") attached as SCHEDULE A hereto, as such Guidelines may be revised from time to time by Rydex Investments' portfolio management group (the "Committee"). Under its arrangement with IRRC, Rydex Investments has agreed to:

      o Provide IRRC with a copy of the Guidelines and to inform IRRC promptly of any changes to the Guidelines;

      o Deliver to IRRC, on a timely basis, all documents, information and materials necessary to enable IRRC to provide the services contemplated to be performed by it on a timely and efficient basis (such as conveying to IRRC a power of attorney with respect to the services to be provided hereunder and providing IRRC on a timely basis with Rydex Investments' authorized stamp, proxy cards, special voting instructions, authorization letters to custodian banks and any other materials necessary for the performance by IRRC of its duties);

      o Provide IRRC with a data file containing portfolio information (such as account numbers, share amounts, and security identifiers such as cusip and/or sedol numbers) on a regular basis; and

      o Coordinate with IRRC with respect to the classification of proxy items and for the treatment of items not clearly defined under the Guidelines.

III.  RESOLVING POTENTIAL CONFLICTS OF INTEREST

      The Committee is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

      o Managing a pension plan for a company whose management is soliciting proxies;

      o Having a material business relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast; and

      o     Rydex Investments,  its employees or affiliates having a business or
            personal   relationship   with  participants  in  a  proxy  contest,
            corporate directors or candidates for directorships.

      To ensure that all proxies are voted in the best interests of clients and are not the product of any potential conflict of interest, if a potential conflict of interest exists, Rydex Investments will instruct IRRC to vote in accordance with the established Guidelines. In the absence of established Guidelines (I.E., in instances where the Guidelines provide for a "case-by-case" review), Rydex Investments may vote a proxy regarding that proposal in any of the following manners:

      o REFER PROPOSAL TO THE CLIENT - Rydex Investments may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

      o OBTAIN CLIENT RATIFICATION - If Rydex Investments is in a position to disclose the conflict to the client (I.E., such information is not confidential), Rydex Investments may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client's consent to how Rydex Investments will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

      o USE AN INDEPENDENT THIRD PARTY FOR ALL PROPOSALS - Subject to any client imposed proxy voting policies, Rydex Investments may vote all proposals in a proxy according to the policies of an independent third party, such as IRRC or a similar entity (or to have the third party vote such proxies).

      o USE AN INDEPENDENT THIRD PARTY TO VOTE THE SPECIFIC PROPOSALS THAT INVOLVE A CONFLICT - Subject to any client imposed proxy voting policies, Rydex Investments may use an independent third party (such as IRRC) to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

IV.   SECURITIES SUBJECT TO LENDING ARRANGEMENTS

      For various legal or administrative reasons, Rydex Investments is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client's securities lending arrangement with the client's custodian. Rydex Investments will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, Rydex Investments may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the client's custodian for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in Rydex Investments' judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

V.    SPECIAL ISSUES WITH VOTING FOREIGN PROXIES

      Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), Rydex Investments may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

VI.   ASSISTANCE WITH FORM N-PX AND PROXY VOTING RECORD

      Rydex Investments shall assist its Fund clients in disclosing the following information on Form N-PX for each proxy matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which Rydex Investments, or IRRC as its agent, voted on the client's behalf by providing the following information to the Fund on a regular quarterly basis within 30 days after the end of the quarter:

      (i)   The name of the issuer of the portfolio security;

      (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

      (iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);

      (iv)  The shareholder meeting date;

      (v)   A brief identification of the matter voted on;

      (vi) Whether the matter was proposed by the issuer or by a security holder;

      (vii) Whether Rydex Investments (or IRRC as its agent) cast the client's vote on the matter;

     (viii) How Rydex Investments (or IRRC as its agent) cast the client's vote (I.E., for or against proposal, or abstain; for or withhold regarding election of directors); and

      (ix) Whether Rydex Investments (or IRRC as its agent) cast the client's vote for or against management.

VII.  DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION

      Rule 206(4)-6 requires Rydex Investments to disclose in response to any client request how the client can obtain information from Rydex Investments on how its securities were voted. Rydex Investments will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Rydex Investments. Upon receiving a written request from a client, Rydex Investments will provide the information requested by the client within a reasonable amount of time.

      Rule 206(4)-6 also requires Rydex Investments to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Rydex Investments will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Rydex Investments will provide a copy of this policy within a reasonable amount of time.

      If approved by the client, this policy and any requested records may be provided electronically.

VIII. RECORDKEEPING

      Rydex Investments shall keep the following records for a period of at least five years, the first two in an easily accessible place:

      (i)   A copy of this Policy;

      (ii)  Proxy Statements received regarding client securities;

      (iii) Records of votes cast on behalf of clients;

      (iv) Any documents prepared by Rydex Investments that were material to making a decision how to vote, or that memorialized the basis for the decision; and

      (v)   Records of client requests for proxy voting information.

      With respect to Rydex Investments' Fund clients, the Fund shall maintain a copy of each of the records that is related to proxy votes on behalf of the Fund by Rydex Investments. Additionally, Rydex Investments may keep Fund client records as part of Rydex Investments' records.

      Rydex Investments may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Rydex Investments that are maintained with a third party, such as IRRC, provided that Rydex Investments has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                   SCHEDULE A
                                       TO
                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

                             PROXY VOTING GUIDELINES

      Rydex Investments believes that management is generally in the best position to make decisions that are essential to the ongoing operation of the company and which are not expected to have a major impact on the corporation and its shareholders. Accordingly, Rydex Investments will generally vote with management on "routine items" of a corporate administrative nature. Rydex Investments will generally review all "non-routine items" (I.E., those items having the potential for major economic impact on the corporation and the long-term value of its shares) on a case-by-case basis.

BOARD OF DIRECTORS

A. Director Nominees in Uncontested Elections                     Vote With Mgt.
B. Chairman and CEO is the Same Person                            Vote With Mgt.
C. Majority of Independent Directors                              Vote With Mgt.
D. Stock Ownership Requirements                                   Vote With Mgt.
E. Limit Tenure of Outside Directors                              Vote With Mgt.
F. Director and Officer Indemnification and Liability Protection  Vote With Mgt.
G. Eliminate or Restrict Charitable Contributions                 Vote With Mgt.

PROXY CONTESTS

A. Voting for Director Nominees in Contested Election             Vote With Mgt.
B. Reimburse Proxy Solicitation                                   Vote With Mgt.

AUDITORS

A. Ratifying Auditors                                             Vote With Mgt.

PROXY CONTEST DEFENSES

A. Board Structure - Classified Board                             Vote With Mgt.
B. Cumulative Voting                                              Vote With Mgt.
C. Shareholder Ability to Call Special Meetings                   Vote With Mgt.

TENDER OFFER DEFENSES

A. Submit Poison Pill for shareholder ratification                Case-by-Case
B. Fair Price Provisions                                          Vote With Mgt.
C. Supermajority Shareholder Vote Requirement                     Vote With Mgt.
     To Amend the Charter or Bylaws
D. Supermajority Shareholder Vote Requirement                     Vote With Mgt.

MISCELLANEOUS GOVERNANCE PROVISIONS

A. Confidential Voting                                            Vote With Mgt.
B. Equal Access                                                   Vote With Mgt.
C. Bundled Proposals                                              Vote With Mgt.

CAPITAL STRUCTURE

A. Common Stock Authorization                                     Vote With Mgt.
B. Stock Splits                                                   Vote With Mgt.
C. Reverse Stock Splits                                           Vote With Mgt.
D. Preemptive Rights                                              Vote With Mgt.
E. Share Repurchase Programs                                      Vote With Mgt.

EXECUTIVE AND DIRECTOR COMPENSATION

A. Shareholder Proposals to Limit Executive and                   Case-by-Case
     Directors Pay
B. Shareholder Ratification of Golden and Tin Parachutes          Vote With Mgt.
C. Employee Stock Ownership Plans                                 Vote With Mgt.
D. 401(k) Employee Benefit Plans                                  Vote With Mgt.

STATE OF INCORPORATION

A. Voting on State Takeover Plans                                 Vote With Mgt.
B. Voting on Reincorporation Proposals                            Vote With Mgt.

MERGERS AND CORPORATE RESTRUCTURINGS

A. Mergers and Acquisitions                                       Case-by-Case
B. Corporate Restructuring                                        Vote With Mgt.
C. Spin-Offs                                                      Vote With Mgt.
D. Liquidations                                                   Vote With Mgt.

SOCIAL AND ENVIRONMENTAL ISSUES

A.  Issues with Social/Moral Implications                         Vote With Mgt.

                       STATEMENT OF ADDITIONAL INFORMATION
                               RYDEX SERIES FUNDS

                         9601 Blackwell Road, Suite 500
                            Rockville, Maryland 20850

                            800.820.0888 301.296.5100
                            WWW.RYDEXINVESTMENTS.COM

This Statement of Additional Information ("SAI") relates to shares of the following portfolio (the "Fund") of Rydex Series Funds (the "Trust"):


                        RYDEX S&P DIVERSIFIED TRENDS FUND


This SAI is not a prospectus. It should be read in conjunction with the Fund's current prospectus for H-Class Shares (the "Prospectus"), dated August 1, 2006. Copies of the Fund's Prospectus are available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone numbers above.


                     The date of this SAI is August 1, 2006

                                TABLE OF CONTENTS

                                                                            PAGE

GENERAL INFORMATION ABOUT THE TRUST ........................................   1

INVESTMENT POLICIES, TECHNIQUES, AND RISK FACTORS ..........................   1

DESCRIPTION OF THE UNDERLYING INDEX ........................................  14

INVESTMENT RESTRICTIONS ....................................................  15

BROKERAGE ALLOCATION AND OTHER PRACTICES ...................................  17

MANAGEMENT OF THE TRUST ....................................................  19

DETERMINATION OF NET ASSET VALUE ...........................................  30

PURCHASE AND REDEMPTION OF SHARES ..........................................  31

DIVIDENDS, DISTRIBUTIONS, AND TAXES ........................................  32

OTHER INFORMATION ..........................................................  36

COUNSEL ....................................................................  38

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ..............................  38

CUSTODIAN ..................................................................  38

APPENDIX A - RYDEX INVESTMENTS PROXY VOTING POLICIES AND PROCEDURES ........ A-1

GENERAL INFORMATION ABOUT THE TRUST

The Trust was organized as a Delaware statutory trust on February 10, 1993. The Trust is permitted to offer separate portfolios and different classes of shares. All payments received by the Trust for shares of the Fund belong to the Fund. The Fund has its own assets and liabilities.

This SAI relates to the following series of the Trust: Rydex S&P Diversified Trends Fund. The Fund is a diversified, open-end, management investment company. The S&P Diversified Trends Fund is not currently offering Shares. Additional Funds and/or classes of shares may be created from time to time.

INVESTMENT POLICIES, TECHNIQUES, AND RISK FACTORS


GENERAL

The Fund's investment objective and principal investment strategies are described in the Prospectus. The investment objective of the Fund is non-fundamental and may be changed without the consent of the holders of a majority of the Fund's outstanding shares. The following information supplements, and should be read in conjunction with, the corresponding sections of the Prospectus.

Portfolio management is provided to the Fund by the Trust's investment adviser, PADCO Advisors, Inc., a Maryland corporation with offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. PADCO Advisors, Inc. operates under the name Rydex Investments (the "Advisor"). The investment strategies of the Fund discussed below and in the Prospectus may, consistent with the Fund's investment objective and limitations, be used by the Fund if, in the opinion of the Advisor, these strategies will be advantageous to the Fund. The Fund is free to reduce or eliminate its activity with respect to any of the following investment techniques without changing the Fund's fundamental investment policies. There is no assurance that any of the Fund's strategies or any other strategies and methods of investment available to the Fund will result in the achievement of the Fund's objectives.


BORROWING

The Fund may borrow money, including borrowing for investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Since substantially all of the Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value ("NAV") per share of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. The Fund intends to use leverage during periods when the Advisor believes that the respective Fund's investment objective would be furthered.

The Fund may also borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Fund is authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings for extraordinary or emergency purposes.


EQUITY SECURITIES

Although the Fund does not intend to do so, it may invest in equity securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a fund invests will cause the NAV of the fund to fluctuate. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The Fund may purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below.

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

      Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

o MASTER LIMITED PARTNERSHIPS ("MLPS"). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the U.S. Securities and Exchange Commission ("SEC") and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

      The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.


FOREIGN CURRENCIES

The Fund will invest directly and indirectly in foreign currencies. Investments in foreign currencies are subject to numerous risks, not the least of which is the fluctuation of foreign currency exchange rates with respect to the U.S. Dollar. Exchange rates fluctuate for a number of reasons.

o INFLATION. Exchange rates change to reflect changes in the buying power of a currency. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

o TRADE DEFICITS. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country's goods more expensive and less competitive and so reducing demand for its currency.

o INTEREST RATES. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation long-term results may be the opposite.

o BUDGET DEFICITS AND LOW SAVINGS RATES. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measure to cope with its deficits and debt.

o POLITICAL FACTORS. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall is a country appears a less desirable place in which to invest and do business.

o GOVERNMENT CONTROL. Through their own buying and selling of currencies, the world's central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people's expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal. The value of the Fund's investments is calculated in U.S. Dollars each day that the New York Stock Exchange ("NYSE") is open for business. As a result, to the extent that the Fund's assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. Dollar, the Fund's NAV per share as expressed in U.S. Dollars (and, therefore, the value of your investment) should increase. If the U.S. Dollar appreciates relative to the other currencies, the opposite should occur. The currency-related gains and losses experienced by the Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. Dollars. Gains or losses on shares of the Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. Dollars, in relation to the original U.S. Dollar purchase price of the shares. The amount of appreciation or depreciation in the Fund's assets also will be affected by the net investment income generated by the money market instruments in which the Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

The Fund may incur currency exchange costs when it sells instruments denominated in one currency and buy instruments denominated in another.

CURRENCY TRANSACTIONS. The Fund conducts currency exchange transactions on a spot basis. Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. The Fund may also enter into forward currency contracts. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

The Fund may invest in a combination of forward currency contracts and U.S. Dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a "synthetic" position in the particular foreign-currency instrument whose performance the manager is trying to duplicate. For example, the combination of U.S. Dollar-denominated instruments with "long" forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

For hedging purposes, the Fund may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the Fund in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

The Fund may use forward currency contracts for position hedging if consistent with its policy of trying to expose its net assets to foreign currencies. The Fund is not required to enter into forward currency contracts for hedging purposes and it is possible that the Fund may not be able to hedge against a currency devaluation that is so generally anticipated that the Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible under certain circumstances, that the Fund may have to limit its currency transactions to qualify as a "regulated investment company" under the U.S. Internal Revenue Code of 1986, as amended (the "Code").

The Fund currently does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an "offsetting" contract obligating it to buy, on the same maturity date, the same amount of the currency.

If the Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency. If the Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date the Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

The Fund may convert its holdings of foreign currencies into U.S. Dollars from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, and offer to buy the currency at a lower rate if the Fund tries to resell the currency to the dealer.

FOREIGN CURRENCY OPTIONS. The Fund may invest in foreign currency-denominated securities and may buy or sell put and call options on foreign currencies. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

FOREIGN CURRENCY WARRANTS. Foreign currency warrants such as Currency Exchange Warrants(SM) ("CEWs(SM)") are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. Dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. Dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. Dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. Dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (I.E., unless the U.S. Dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (I.E., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

PRINCIPAL EXCHANGE RATE LINKED SECURITIES. Principal exchange rate linked securities ("PERLs(SM)") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. Dollar and a particular foreign currency at or about that time. The return on "standard" PERLs(SM) is enhanced if the foreign currency to which the security is linked appreciates against the U.S. Dollar, and is adversely affected by increases in the foreign exchange value of the U.S. Dollar; "reverse" PERLs(SM) are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. Dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. Dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (I.E., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLs(SM) may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

PERFORMANCE INDEXED PAPER. Performance indexed paper ("PIP(SM)") is U.S. Dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIP(SM) is established at maturity as a function of spot exchange rates between the U.S. Dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. Dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

FUTURES AND OPTIONS TRANSACTIONS

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). The Fund may use futures contracts and related options for BONA FIDE hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent the Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 under the Commodity Exchange Act ("CEA"). The Trust, on behalf of all of its series, including the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Advisor's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund's exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. The Fund may purchase and write put and call options on securities and indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by the Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When the Fund writes an option on a security, on an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The Fund may trade put and call options on securities, securities indices and currencies, as the investment adviser determines is appropriate in seeking the Fund's investment objective, and except as restricted by the Fund's investment limitations. See "Investment Restrictions."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

RISKS ASSOCIATED WITH COMMODITY FUTURES CONTRACTS. There are several additional risks associated with transactions in commodity futures contracts.

o STORAGE. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

o REINVESTMENT. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk ------------ of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

o OTHER ECONOMIC FACTORS. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund's investments to greater volatility than investments in traditional securities.

o COMBINED POSITIONS. The Fund may purchase and write options in combination with each other. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

HYBRID INSTRUMENTS

The Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. Dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.


ILLIQUID SECURITIES

While the Fund does not anticipate doing so, the Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of the Fund's net assets in illiquid securities. If the percentage of the Fund's net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. The Fund will adhere to a more restrictive limitation on the Fund's investment in illiquid securities as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.


Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, the Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The Board of Trustees of the Trust (the "Board") has delegated the responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by the Fund to the Advisor.

LENDING OF PORTFOLIO SECURITIES

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Advisor or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent. By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government securities or letters of credit are used as collateral.

The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

PORTFOLIO TURNOVER

A change in the securities held by a fund is known as "portfolio turnover." In general, the Advisor manages the Fund without regard to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities are excluded from the calculation of portfolio turnover. Nevertheless, the use of futures contracts will ordinarily involve the payment of commissions to futures commission merchants. Because the Fund expects to use all short-term instruments, the Fund's reported portfolio turnover may be low despite relatively high portfolio activity which would involve correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates).

"Portfolio Turnover Rate" is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Fund invests since such contracts generally have a remaining maturity of less than one-year.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with financial institutions. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS

The Fund may use reverse repurchase agreements as part of the Fund's investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when this will be advantageous to the Fund. The Fund will establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements.

SHORT SALES

The Fund may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost. While the Fund does not currently expect to do so, the Fund may make a short sale when the Fund wants to sell the security it owns at a current attractive price, in order to hedge or limit the exposure of the Fund's position.


STOCK INDEX FUTURES CONTRACTS

The Fund may buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time the Fund purchases a futures contract, an amount of cash, U.S. Government securities or other liquid securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund's custodian. When writing a futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).


SWAP AGREEMENTS

The Fund may enter into swap agreements, including but not limited to interest rate and total return swap agreements. The Fund may utilize swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund's illiquid investment limitations. The Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap agreement defaults, the Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Fund and its Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the over-the-counter market. The Advisor, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

TRACKING ERROR

The following factors may affect the ability of the Fund to achieve correlation with the performance of its benchmark: (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) fluctuations in currency exchange rates; (3) the Fund holding less than all of the securities in the benchmark and/or securities not included in the benchmark being held by the Fund; (4) an imperfect correlation between the performance of instruments held by the Fund, such as futures contracts and options, and the performance of the underlying securities in the market; (5) bid-ask spreads (the effect of which may be increased by portfolio turnover); (6) the Fund holding instruments traded in a market that has become illiquid or disrupted; (7) Fund share prices being rounded to the nearest cent; (8) changes to the index underlying a benchmark that are not disseminated in advance; or (9) the need to conform the Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements.

U.S. GOVERNMENT SECURITIES

The Fund may invest in U.S. Government securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. Government securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (I.E., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, of such security in determining the Fund's NAV. The Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the Fund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund's custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that the Fund's NAV or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed-delivery basis.


ZERO COUPON BONDS

The Fund may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Since dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Funds may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of "Separate Trading of Registered Interest and Principal of Securities" (or "STRIPS"). While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.


DESCRIPTION OF THE UNDERLYING INDEX

INDEX DESCRIPTION. The S&P Diversified Trends Indicator(R) is a diversified, investable methodology that attempts to capture profits from trending prices in futures markets. It consists of 24 futures contracts ("components"), allocated 50% to financials (I.E., interest rates and currencies) and 50% to commodities (energy, metals, etc.). These components are grouped into 14 sectors (weighted by relative significance) which will be positioned either long or short based on their prices relative to their moving averages (energy is never short, but will go flat if a short indicator is present).

INDEX CALCULATION. Of the factors considered in determining the S&P Diversified Trends Indicator(R) components and weights, liquidity--the volume and notional size of futures contracts traded--is one of the most important. Liquidity is an indication both of the significance of a particular market and the ability to trade with minimal market impact. All the components of the indicator are consistently in the lists of top contracts traded in the U.S. Investability is another important consideration. Other liquid contracts may exist, but exceptionally large contract values (I.E., $1,000,000 per contract for Eurodollar futures) would make the cost to replicate the indicator very inefficient. Contracts are limited to those traded on U.S. exchanges to minimize any impact from major differences in trading hours, avoid currency exchange calculations, and allow for similar closing times and holiday schedules.

Weightings of the financial sectors are based on, but not directly proportional, to GDP. Instead, the financials of the countries with a GDP of greater than $3 trillion are placed into tier 1 and countries with a GDP of less than $3 trillion are placed in tier 2. Tier 1 financials are meant to be close in weight, with slight relative tilts towards those from the larger economies. Thus, the U.S.-based financials have a higher importance than the euro currency. Tier 2 markets are weighted approximately proportionate to each other, but have some adjustments for liquidity, trading significance, and potential correlation to tier 1 markets. For example, the Canadian Dollar component receives a 1% weighting due to Canada's historical economic connection with the U.S. By not weighting the financials of the largest GDP countries so high, the tier weighting approach increases diversification.

Commodity weights are based on generally known world production levels. A reasonability test is to compare weights with established commodity-specific indices, such as the Goldman Sachs Commodity Index (GSCI) and Dow Jones-AIG Commodity Index (DJ-AIG). When divided in half to match the fact that commodities are only half the weight of the S&P Diversified Trends Indicator(R), the production allocations compare fairly closely. The exception to this is the significantly higher Energy weighting in the GSCI due to strict adherence to production figures.

REBALANCING. Rebalancing is regularly scheduled. The 14 sectors are rebalanced monthly to their fixed weights. The 24 components that comprise the sectors are rebalanced at the end of each year. Rebalancing the components annually allows market actions to determine which components are relatively more important.

DATE OF THE UNDERLYING INDEX'S COMMENCEMENT. The commencement date for the Underlying Index was __________.

INDEX AVAILABILITY. The Underlying Index is calculated continuously and widely disseminated to major data vendors.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Fund, which cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of: (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund shall not:

1. With respect to 75% of the Fund's assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

2. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

3. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

4. Purchase or sell real estate, except that the Fund may purchase marketable securities issued by companies which own or invest in real estate (including real estate investment trusts).

5. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

6. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

7. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that, to the extent the benchmark for the Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities, or shares of investment companies.

8. Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this SAI, from purchasing, selling or entering into futures contracts on commodities or commodity contracts, options on futures contracts on commodities or commodity contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.


NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of the Fund and may be changed with respect to the Fund by the Board. Nonetheless, with respect to the policy to invest at least 80% of the Fund's assets in financial instruments with economic characteristics that should perform similarly to those of the Fund's underlying benchmark, shareholders must receive 60 days' notice prior to any change to the policy.

The Fund shall not:

1.    Invest in real estate limited partnerships.

2.    Invest in warrants.

3.    Invest in mineral leases.

4. Pledge, mortgage or hypothecate assets except to secure borrowings permitted or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

3. Purchase securities on margin or effect short sales, except that the Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act or any rule, regulation or order of the SEC.

5. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

6. Change its investment strategy to invest at least 80% of its assets in the components of the underlying benchmark and/or derivatives and other instruments whose performance is expected to correspond to that of the underlying benchmark, without 60 days' prior notice to shareholders.

With respect to both the fundamental and non-fundamental policies of the Fund, the foregoing percentages: (i) are based on total assets (except for the limitation on illiquid securities, which is based on net assets); (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security, except for the fundamental limitation on borrowing described in paragraph 2 above, under the heading "Fundamental Policies." With respect to borrowings in accordance with the limitations set forth in Paragraph 2, in the event that such asset coverage shall at any time fall below 300 per centum, the Fund must reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum within three days thereafter.


BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Advisor may place a combined order, often referred to as "bunching," for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Advisor and the Trust's Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances the Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Advisor believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Advisor may select a broker based upon brokerage or research services provided to the Advisor. The Advisor may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") permits the Advisor, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Advisor may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing  or  selling  securities,  and  the  availability  of  securities  or purchasers  or  sellers of  securities;  (2)  furnishing  analyses  and  reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Advisor believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Advisor might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Advisor may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Advisor will be in addition to and not in lieu of the services required to be performed by the Fund's Advisor under the Advisory Agreement. Any advisory or other fees paid to the Advisor are not reduced as a result of the receipt of research services.

In some cases the Advisor may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Advisor faces a potential conflict of interest, but the Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to its research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Advisor with research services. The National Association of Securities Dealers, Inc. (the "NASD") has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research
"credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).


BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Advisor or Rydex Distributors, Inc. (the "Distributor") for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated thereunder by the SEC. In such instances, the placement of orders with such brokers would be consistent with the Fund's objectives or of obtaining best execution and would not be dependent upon the fact that the broker is an affiliate of the Fund, the Advisor or the Distributor. With respect to orders placed with the broker for execution on a securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company, or any affiliated person of such person to receive a brokerage commission from such registered company provided that such commission is fair and reasonable compared to the commission received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The members of the Board, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.


SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of their most recent fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust's shares.

MANAGEMENT OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Rydex Family of Funds are supervised by the Board under the laws of the State of Delaware. Each member of the Board is responsible for the [47] Funds in the Trust as well as other funds in the Rydex Family of Funds, including the Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, that are described in separate prospectuses and Statements of Additional Information. In total the Rydex Family of Funds is comprised of [109] Funds, each of which is overseen by the Board. The Board has approved contracts, as described below, under which certain companies provide essential management services to the Trust.


MEMBERS OF THE BOARD AND TRUST OFFICERS. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the length of term of office for the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust's Declaration of Trust. Unless otherwise noted, the business address of each Trustee and Officer is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

----------------------------------------------------------------------------------------------------------------------------------
                                    POSITION
                                 WITH TRUST AND
          NAME AND                   LENGTH                  PRINCIPAL OCCUPATIONS
        DATE OF BIRTH               OF TERM                     IN PAST 5 YEARS                     OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
----------------------------------------------------------------------------------------------------------------------------------
MICHAEL P. BYRUM (35)          Trustee, 2005  to      Vice  President  of  Rydex  Variable     Trustee of Rydex  Variable  Trust,
                               present;     Vice      Trust,   1998   to   present;   Vice     Rydex Dynamic Funds,  Rydex Series
                               President,   1997      President  of Rydex  Dynamic  Funds,     Funds and Rydex  ETF  Trust,  2005
                               to present.            1999 to present;  Vice  President of     to   present;   Trustee  of  Rydex
                                                      Rydex ETF  Trust,  2002 to  present;     Capital   Partners   SPhinX  Fund,
                                                      President of Rydex Capital  Partners     2003 to present.
                                                      SPhinX   Fund,   2003  to   present;
                                                      President  of PADCO  Advisors,  Inc.
                                                      and PADCO Advisors II Inc.,  2004 to
                                                      present;  Chief Operating Officer of
                                                      PADCO Advisors,  Inc., 2003 to 2004;
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                    POSITION
                                 WITH TRUST AND
          NAME AND                   LENGTH                  PRINCIPAL OCCUPATIONS
        DATE OF BIRTH               OF TERM                     IN PAST 5 YEARS                     OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
                                                      Executive  Vice  President  of PADCO
                                                      Advisors,   Inc.,   1993  to   2004;
                                                      Senior  Portfolio  Manager  of PADCO
                                                      Advisors,   Inc.,   1993  to   2003;
                                                      Executive  Vice  President  of PADCO
                                                      Advisors  II,  Inc.,  1996 to  2004;
                                                      Senior  Portfolio  Manager  of PADCO
                                                      Advisors  II,  Inc.,  1996 to  2003;
                                                      President    of    Rydex     Capital
                                                      Partners    I,    LLC,    registered
                                                      investment   adviser,    and   Rydex
                                                      Capital     Partners     II,    LLC,
                                                      registered  investment adviser, 2003
                                                      to    present;     Executive    Vice
                                                      President  of Rydex  Fund  Services,
                                                      Inc.,  2004  to  present;  Executive
                                                      Vice      President     of     Rydex
                                                      Distributors,  Inc.,  1996 to  2004;
                                                      Secretary of PADCO  Advisors,  Inc.,
                                                      PADCO   Advisors  II,  Inc.,   Rydex
                                                      Capital Partners I, LLC,  registered
                                                      investment   adviser  Rydex  Capital
                                                      Partners    II,   LLC,    registered
                                                      investment  adviser,  and Rydex Fund
                                                      Services,  Inc.,  2003  to  present;
                                                      Secretary  of  Rydex   Distributors,
                                                      Inc., 1996 to 2004.
----------------------------------------------------------------------------------------------------------------------------------
CARL G. VERBONCOEUR (52)       Trustee, 2004  to      President of Rydex  Variable  Trust,     Trustee of Rydex Capital  Partners
                               present;               Rydex  Dynamic  Funds,  Rydex Series     SPhinX  Fund,   2005  to  present;
                               President,   2003      Funds and Rydex ETF  Trust,  2003 to     Trustee of Rydex  Variable  Trust,
                               to present.            present;   Vice   President  of  the     Rydex  Dynamic Funds and Rydex ETF
                                                      Trust,  1997 to 2003; Vice President     Trust,  2004 to present;  Director
                                                      of  Rydex  Variable  Trust,  1997 to     of ICI Mutual  Insurance  Company,
                                                      2003;   Vice   President   of  Rydex     2005 to present;
                                                      Dynamic  Funds,  2000 to 2003;  Vice
                                                      President   of  Rydex   ETF   Trust,
                                                      calendar year 2003;  Vice  President
                                                      of  Rydex  Capital  Partners  SPhinX
                                                      Fund, 2003 to present;  Treasurer of
                                                      the Trust and Rydex Variable  Trust,
                                                      1997 to  2003;  Treasurer  of  Rydex
                                                      Dynamic   Funds,   1999   to   2003;
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                    POSITION
                                 WITH TRUST AND
          NAME AND                   LENGTH                  PRINCIPAL OCCUPATIONS
        DATE OF BIRTH               OF TERM                     IN PAST 5 YEARS                     OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
                                                      Treasurer  of Rydex ETF Trust,  2002
                                                      to 2003;  Treasurer of Rydex Capital
                                                      Partners SPhinX Fund,  calendar year
                                                      2003;  Chief  Executive  Officer and
                                                      Treasurer of PADCO  Advisors,  Inc.,
                                                      PADCO Advisors II, Inc.,  Rydex Fund
                                                      Services,     Inc.     and     Rydex
                                                      Distributors,    Inc.,    2003    to
                                                      present;  Executive  Vice  President
                                                      and   Treasurer  of  Rydex   Capital
                                                      Partners    I,    LLC,    registered
                                                      investment   adviser,    and   Rydex
                                                      Capital     Partners     II,    LLC,
                                                      registered  investment adviser, 2003
                                                      to  present;   President   of  PADCO
                                                      Advisors,  Inc.,  PADCO Advisors II,
                                                      Inc.,  2003 to  2004;  President  of
                                                      Rydex Fund Services,  Inc. and Rydex
                                                      Distributors,    Inc.,    2003    to
                                                      present;  Executive  Vice  President
                                                      of  PADCO  Advisors,   Inc.,   PADCO
                                                      Advisors   II,   Inc.,   Rydex  Fund
                                                      Services,     Inc.     and     Rydex
                                                      Distributors,  Inc.,  2000 to  2003;
                                                      Vice  President  of PADCO  Advisors,
                                                      Inc.,   PADCO   Advisors  II,  Inc.,
                                                      Rydex Fund Services,  Inc. and Rydex
                                                      Distributors, Inc., 1997 to 2000.
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
COREY A. COLEHOUR (59)         Trustee, 1993  to      Owner  and   President   of  Schield     Trustee of Rydex Capital  Partners
                               present.               Management    Company,    registered     SPhinX  Fund,   2005  to  present;
                                                      investment  adviser,  February  2005     Trustee of Rydex  Variable  Trust,
                                                      to present;  Senior  Vice  President     1998 to present;  Trustee of Rydex
                                                      of   Marketing   and   Co-Owner   of     Dynamic  Funds,  1999 to  present;
                                                      Schield     Management      Company,     Trustee of Rydex ETF  Trust,  2003
                                                      registered  investment adviser, 1985     to present.
                                                      to February 2005.
----------------------------------------------------------------------------------------------------------------------------------
J. KENNETH DALTON (64)         Trustee, 1995  to      Mortgage   Banking   Consultant  and     Trustee of Rydex Capital  Partners
                               present; Chairman      Investor,  The Dalton Group,  a real     SPhinX  Fund,   2005  to  present;
                               of   the    Audit      estate company, 1995 to present.         Trustee of Rydex  Variable  Trust,
                               Committee.                                                      1998 to present;  Trustee of Rydex
                                                                                               Dynamic  Funds,  1999 to  present;
                                                                                               Trustee of Rydex ETF  Trust,  2003
                                                                                               to present.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                    POSITION
                                 WITH TRUST AND
          NAME AND                   LENGTH                  PRINCIPAL OCCUPATIONS
        DATE OF BIRTH               OF TERM                     IN PAST 5 YEARS                     OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
JOHN O.  DEMARET (65)          Trustee, 1997  to      Retired.                                 Trustee of Rydex  Variable  Trust,
                               present; Chairman                                               1998 to present;  Trustee of Rydex
                               of   the   Board,                                               Dynamic  Funds,  1999 to  present;
                               2006 to present.                                                Trustee of Rydex ETF  Trust,  2003
                                                                                               to   present;   Trustee  of  Rydex
                                                                                               Capital   Partners   SPhinX  Fund,
                                                                                               2003 to present.
----------------------------------------------------------------------------------------------------------------------------------
WERNER E. KELLER (65)          Trustee, 2005  to      President of Keller  Partners,  LLC,     Trustee of Rydex  Variable  Trust,
                               present.               registered  investment adviser, 2005     Rydex  Dynamic Funds and Rydex ETF
                                                      to present; Retired, 2001 to 2005.       Trust,  2005 to  present;  Trustee
                                                                                               of Rydex Capital  Partners  SPhinX
                                                                                               Fund,  2003 to  present;  Chairman
                                                                                               of Centurion  Capital  Management,
                                                                                               registered   investment   advisor,
                                                                                               1991 to 2001.
----------------------------------------------------------------------------------------------------------------------------------
THOMAS F. LYDON (45)           Trustee, 2005  to      President    of    Global     Trends     Trustee of Rydex  Variable  Trust,
                               present.               Investments,  registered  investment     Rydex  Dynamic Funds and Rydex ETF
                                                      advisor, 1996 to present.                Trust,  2005 to  present;  Trustee
                                                                                               of Rydex Capital  Partners  SPhinX
                                                                                               Fund,  2003 to  present;  Director
                                                                                               of U.S.  Global  Investors,  Inc.,
                                                                                               1997  to   present;   Chairman  of
                                                                                               Make-A-Wish  Foundation  of Orange
                                                                                               County, 1999 to present.
----------------------------------------------------------------------------------------------------------------------------------
PATRICK T.  MCCARVILLE (62)    Trustee, 1997  to      Founder and Chief Executive  Officer     Trustee of Rydex Capital  Partners
                               present; Chairman      of Par Industries,  Inc.,  d/b/a Par     SPhinX  Fund,   2005  to  present;
                               of the Nominating      Leasing, Northbrook,  Illinois, 1977     Trustee of Rydex  Variable  Trust,
                               Committee.             to present.                              1998 to present;  Trustee of Rydex
                                                                                               Dynamic  Funds,  1999 to  present;
                                                                                               Trustee of Rydex ETF  Trust,  2003
                                                                                               to present.
----------------------------------------------------------------------------------------------------------------------------------
ROGER SOMERS (60)              Trustee, 1993  to      President of Arrow  Limousine,  1963     Trustee of Rydex Capital  Partners
                               present.               to present.                              SPhinX  Fund,   2005  to  present;
                                                                                               Trustee of Rydex  Variable  Trust,
                                                                                               1998 to present;  Trustee of Rydex
                                                                                               Dynamic  Funds,  1999 to  present;
                                                                                               Trustee of Rydex ETF  Trust,  2003
                                                                                               to present.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                    POSITION
                                 WITH TRUST AND
          NAME AND                   LENGTH                  PRINCIPAL OCCUPATIONS
        DATE OF BIRTH               OF TERM                     IN PAST 5 YEARS                     OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
OFFICERS
----------------------------------------------------------------------------------------------------------------------------------
NICK BONOS (42)                Vice    President      Vice   President  and  Treasurer  of     N/A
                               and    Treasurer,      Rydex Variable Trust,  Rydex Dynamic
                               2003 to present.       Funds and Rydex ETF  Trust,  2003 to
                                                      present;   Treasurer  and  Principal
                                                      Financial  Officer of Rydex  Capital
                                                      Partners   SPhinX   Fund,   2003  to
                                                      present;  Senior Vice  President  of
                                                      Rydex Fund Services,  Inc.,  2003 to
                                                      present;     Vice    President    of
                                                      Accounting  of Rydex Fund  Services,
                                                      Inc., 2000 to 2003.
----------------------------------------------------------------------------------------------------------------------------------
JOANNA M. HAIGNEY (38)         Chief  Compliance      Chief  Compliance  Officer  of Rydex     N/A
                               Officer, 2004  to      Variable   Trust,    Rydex   Dynamic
                               present;               Funds,  Rydex  ETF  Trust  and Rydex
                               Secretary,   2000      Capital  Partners  SPhinX Fund, 2004
                               to present.            to  present;   Secretary   of  Rydex
                                                      Dynamic   Funds  and  Rydex   Series
                                                      Funds,  2000 to  present;  Secretary
                                                      of   Rydex   ETF   Trust,   2002  to
                                                      present;  Secretary of Rydex Capital
                                                      Partners   SPhinX   Fund,   2003  to
                                                      present;  Vice  President  of  Rydex
                                                      Fund   Services,   Inc.,   2004   to
                                                      present;     Vice    President    of
                                                      Compliance of PADCO  Advisors,  Inc.
                                                      and PADCO  Advisors II,  Inc.,  2000
                                                      to present.
----------------------------------------------------------------------------------------------------------------------------------

* DENOTES A TRUSTEE WHO MAY BE DEEMED TO BE AN "INTERESTED" PERSON OF THE FUNDS AS THAT TERM IS DEFINED IN THE 1940 ACT BY VIRTUE OF AFFILIATION WITH THE TRUST'S ADVISOR.


BOARD STANDING COMMITTEES. The Board has established the following standing committees:

AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent auditor and the Board; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Servicer that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Colehour, Dalton, Demaret, Keller, Lydon, McCarville and Somers currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met 4 times in the Trust's most recently completed fiscal year.

NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of the Board. The Nominating Committee also reviews the compensation for the Board members. Messrs. Colehour, Dalton, Demaret, Keller, Lydon, McCarville and Somers serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and met 2 times during the Trust's most recently completed fiscal year.


FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Board member's "beneficial ownership" of shares of the Funds and all Rydex Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Board members and the officers of the Trust own less than 1% of the outstanding shares of the Trust.

-------------------------------------------------------------------------------------------
                                                               AGGREGATE DOLLAR RANGE OF
                            DOLLAR RANGE OF FUND SHARES        SHARES IN ALL RYDEX FUNDS
        NAME                 (RYDEX SERIES FUNDS ONLY)            OVERSEEN BY TRUSTEE
-------------------------------------------------------------------------------------------
Carl G. Verboncoeur                     None                         Over $100,000
-------------------------------------------------------------------------------------------
Michael P. Byrum*                       None                      $50,001 - $100,000
-------------------------------------------------------------------------------------------
Corey A. Colehour                       None                         Over $100,000
-------------------------------------------------------------------------------------------
J. Kenneth Dalton                       None                          $1-$10,000
-------------------------------------------------------------------------------------------
John O. Demaret                         None                         Over $100,000
-------------------------------------------------------------------------------------------
Patrick T. McCarville                   None                      $50,001 - $100,000
-------------------------------------------------------------------------------------------
Roger Somers                            None                         Over $100,000
-------------------------------------------------------------------------------------------
Werner E. Keller**                      None                         Over $100,000
-------------------------------------------------------------------------------------------
Thomas F. Lydon**                       None                          $1-$10,000
-------------------------------------------------------------------------------------------

BOARD AND OFFICER COMPENSATION. The aggregate compensation paid by the Trust to each of its Board members and officers serving during the fiscal year ended March 31, 2006, is set forth in the table below. Board members who are directors, officers or employees of the Advisor or any of its affiliated entities do not receive compensation from the Trust:

------------------------------------------------------------------------------------------
                                              PENSION OR       ESTIMATED
                                              RETIREMENT         ANNUAL          TOTAL
                            AGGREGATE      BENEFITS ACCRUED     BENEFITS      COMPENSATION
                           COMPENSATION       AS PART OF          UPON         FROM FUND
    NAME OF PERSON          FROM TRUST     TRUST'S EXPENSES    RETIREMENT       COMPLEX *
------------------------------------------------------------------------------------------
  Michael P. Byrum**          N/A                 N/A              N/A          N/A
------------------------------------------------------------------------------------------
  Corey A. Colehour           $52,550             $0               $0           $101,000
------------------------------------------------------------------------------------------
  J. Kenneth Dalton           $52,550             $0               $0           $101,000
------------------------------------------------------------------------------------------
   John O. Demaret            $52,000             $0               $0           $101,500
------------------------------------------------------------------------------------------
   Werner E. Keller           $36,500             $0               $0           $75,000
------------------------------------------------------------------------------------------
   Thomas F. Lydon            $36,500             $0               $0           $75,000
------------------------------------------------------------------------------------------
Patrick T. McCarville         $52,500             $0               $0           $101,000
------------------------------------------------------------------------------------------
   Roger J. Somers            $52,550             $0               $0           $101,000
------------------------------------------------------------------------------------------
Carl G. Verboncoeur**         N/A                 N/A              N/A          N/A
------------------------------------------------------------------------------------------

* REPRESENTS TOTAL COMPENSATION FOR SERVICE AS TRUSTEE OF THE TRUST, RYDEX ETF TRUST, RYDEX DYNAMIC FUNDS, RYDEX VARIABLE TRUST, AND RYDEX CAPITAL PARTNERS SPHINX FUND.

** MESSRS. VERBONCOEUR AND BYRUM ARE INTERESTED TRUSTEES, AS DEFINED ABOVE. AS OFFICERS OF THE ADVISOR, THEY DO NOT RECEIVE COMPENSATION FROM THE TRUST.

***   MESSRS. KELLER AND LYDON BECAME TRUSTEES OF THE TRUST ON JUNE 27, 2005.


CODE OF ETHICS

The Board has adopted a Combined Code of Ethics (the "Code of Ethics") pursuant to Rule 17j-1 under the 1940 Act. The Advisor, Servicer and Distributor are also covered by the Code of Ethics. The Code of Ethics applies to the personal investing activities of trustees, directors, officers and certain employees ("access persons"). Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in initial public offerings. The Code of Ethics is on file with the SEC, and is available to the public.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI. The Board will periodically review the Fund's proxy voting record.

The Trust annually discloses its complete proxy voting record on Form N-PX. The Trust's most recent Form N-PX is available, without charge, upon request, by calling 800.820.0888 or 301.296.5100 or by writing to Rydex Series Funds at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The Trust's Form N-PX is also available on the SEC's web site at WWW.SEC.GOV.

THE ADVISORY AGREEMENT

PADCO Advisors, Inc., 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, provides portfolio management to the Fund pursuant to an advisory contract with the Trust. The Advisor was incorporated in the State of Maryland on February 5, 1993. The Advisor, together with PADCO Advisors II, Inc., a registered investment adviser under common control, does business under the name Rydex Investments. The voting common stock of the Advisor is held predominantly by a trust established by the late Albert P. Viragh, Jr., the founder of the Advisor, for the benefit of members of his family (the "Viragh Family Trust"). Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through its ownership of voting common stock, the Viragh Family Trust and/or its three trustees, Katherine A. Viragh, Mark S. Viragh and Roger E. Young, may be deemed, under the 1940 Act, to control the Advisor.

The Advisor manages the investment and the reinvestment of the assets of the Fund, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Board and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Fund, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares.

Under an investment advisory agreement with the Advisor dated April 30, 2004, the Advisor serves as the investment adviser for each series of the Trust and provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to direction and control by the Board and the officers of the Trust. As of July 8, 2005 assets under management of the Advisor were approximately $13.5 billion.

ADVISORY FEE. Pursuant to the advisory agreement with the Advisor the Rydex S&P Diversified Trends Fund pays the Advisor a fixed fee of 0.90% at an annualized rate, based on the average daily net assets for the Fund.

The continuance of the advisory agreement must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Board members who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 60 days' written notice to the Advisor, or by the Advisor on 60 days' written notice to the Trust. The advisory agreement provides that the Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

PORTFOLIO MANAGERS

This section includes information about the Fund's portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

---------------------------------------------------------------------------------------------------------------
                    REGISTERED INVESTMENT           OTHER POOLED INVESTMENT             OTHER ACCOUNTS 1
                        COMPANIES 1,2                      VEHICLES 1
---------------------------------------------------------------------------------------------------------------
                  NUMBER                            NUMBER                           NUMBER
                    OF          TOTAL ASSETS          OF          TOTAL ASSETS         OF         TOTAL ASSETS
  NAME           ACCOUNTS                          ACCOUNTS                         ACCOUNTS
---------------------------------------------------------------------------------------------------------------
Michael P.          112         $14 billion           2          $1.7 million           6         Less than $5
Byrum                                                                                               million
---------------------------------------------------------------------------------------------------------------
James R.            110         $14 billion           0               N/A               3         Less than $5
King                                                                                                 million
---------------------------------------------------------------------------------------------------------------
Michael J.          110         $14 billion           0               N/A               7         Less than $5
Dellapa                                                                                              million
---------------------------------------------------------------------------------------------------------------

1     INFORMATION PROVIDED IS AS OF MARCH 31, 2006.

2     THE  PORTFOLIO   MANAGERS   MANAGE  ONE  ACCOUNT  THAT  IS  SUBJECT  TO  A
      PERFORMANCE-BASED ADVISORY FEE. THE ACCOUNT HAD $87.4 M IN ASSETS UNDER MANAGEMENT AS OF MARCH 31, 2006.


CONFLICTS OF INTEREST. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

PORTFOLIO MANAGER COMPENSATION. The Advisor compensates each portfolio manager for his management of the Fund. The portfolio managers' compensation consists of a fixed annual salary and a discretionary bonus. The amount of the discretionary bonus is determined by two components. The first component is a comparison of the portfolio manager's Fund performance relative to a mutual fund peer's performance and/or to the performance of applicable internal or external benchmarks as measured over a one-year period. Mutual fund peers are those funds with similar investment objectives to the Fund managed by the portfolio manager. Mutual fund peers do not exist for all of the Funds. Rydex Funds that do not have a mutual fund peer available for comparison purposes will instead be compared to applicable internal or external benchmarks. An external benchmark, such as the S&P 500 Index, will be used for each Rydex Fund that seeks to track the performance of a published index. An internal benchmark, such as the inverse of the S&P 500 Index, will be used when an external benchmark is not available. For the Fund, the portfolio managers' performance will be compared in part to the performance of the Fund's underlying benchmark, as that term is defined in the Fund's Prospectus. The second component used to determine the discretionary bonus is based on the Advisor's profit margin and assets under management.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. As of March 31, 2006, the Portfolio Managers do not beneficially own shares of the Fund. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.


THE ADMINISTRATIVE SERVICE AGREEMENT AND ACCOUNTING SERVICE AGREEMENT

General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Fund by Rydex Fund
Services, Inc. (the "Servicer"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, subject to the general supervision and control of the Board and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer. The Servicer is wholly-owned by the Viragh Family Trust.

Under the service agreement, the Servicer provides the Trust and the Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of NAVs; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and the Fund under federal and state securities laws. The Servicer also maintains the shareholder account records for the Fund, disburses dividends and distributions payable by the Fund, and produces statements with respect to account activity for the Fund and the Fund's shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to the Fund; the Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement.

Pursuant to an Accounting Services Agreement the Servicer serves as Accounting Services Agent and performs certain record keeping and accounting functions.

DISTRIBUTION

Pursuant to a Distribution Agreement adopted by the Trust, Rydex Distributors, Inc. (the "Distributor"), located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, acts as distributor for the shares of the Trust under the general supervision and control of the Board and the officers of the Trust. The Distributor is wholly-owned by the Viragh Family Trust. The Distribution Agreement grants the Distributor the exclusive right to distribute the shares of the Fund. In addition, the Distribution Agreement permits the Distributor to receive as compensation any front-end sales load or contingent deferred sales charge collected by the Fund or other asset-based sales charges collected pursuant to any distribution or shareholder services plans adopted by the Fund on behalf of the various classes of shares. The Fund's current distribution and shareholder services plan, as well as a description of the services performed, is described below.

H-CLASS DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN - The Fund has adopted a Distribution Plan and a Shareholder Services Plan applicable to H-Class Shares (the "H-Class Plan"). Under the H-Class Plan, the Distributor, or designated service providers, may receive up to 0.25% of the Fund's assets attributable to H-Class Shares as compensation for distribution services pursuant to Rule 12b-1 under the 1940 Act. The Shareholder Services Plan permits the payment of up to 0.25% of the Fund's assets attributable to H-Class Shares to designated service providers as compensation for providing shareholder services, which are not primarily intended to result in the sale of the shares of the Fund.

DESCRIPTION OF DISTRIBUTION AND SHAREHOLDER SERVICES - Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the services providers; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Fund on behalf of clients.

COSTS AND EXPENSES

The Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; fees and expenses of non-interested Board members; the costs and expenses of redeeming shares of the Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines. In addition, the Fund pays an equal portion of the trustee fees and expenses for attendance at Board meetings for the trustees of the Trust who are not affiliated with, or interested persons of, the Advisor.

BUSINESS CONTINUITY AND DISASTER RECOVERY

The Advisor, the Distributor and the Servicer (collectively, the "Service Providers") have developed a joint Business Continuity and Disaster Recovery Program (the "Program") that is designed to minimize the disruption of normal business operations in the event of a disaster. While the Service Providers believe that the Program is comprehensive and should enable them to survive a disaster and reestablish normal business operations in a timely manner, under certain unusual or unexpected circumstances the Service Providers could be prevented or hindered from providing services to the Fund for extended periods of time. These circumstances may include, without limitation, acts of God, acts of government in its sovereign or contractual capacity, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. Under each Service Provider's agreement with the Trust, absent willful misfeasance, bad faith or gross negligence on the part of the Service Provider, or the reckless disregard of their respective obligations, the Service Provider generally will not be liable for any related losses to the Fund or to the Fund's shareholders as a result of such an occurrence.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Transaction Information - Calculating NAV." The NAV of the Fund serves as the basis for the purchase and redemption price of the Fund's shares. The NAV per share of the Fund is calculated by dividing the market value of the Fund's securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value by the Advisor using methods established or ratified by the Board.

Options on securities and indices purchased by the Fund generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter ("OTC") market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Futures contracts generally are valued based upon the unrealized gain or loss on the contract determined with reference to the first price reported by established futures exchanges after the close of the Fund's pricing cycle, or alternatively, with reference to the average price at which futures are bought and sold by the Fund. Options on futures contracts generally are valued with reference to the underlying futures contract. If the market makes a limit move with respect to a particular commodity, the commodity will be valued at fair value by the Advisor using methods established or ratified by the Board.


On days when the Chicago Board of Trade ("CBOT") is closed during its usual business hours, but the shares of a Fund have been purchased, redeemed, and/or exchanged, the portfolio securities held by a Fund which are traded on the CBOT are valued at the earlier of (i) the time of the execution of the last trade of the day for a Fund in those CBOT-traded portfolio securities and (ii) the time of the close of the CBOT Evening Session. On days when the CBOT is closed during its usual business hours and there is no need for a Fund to execute trades on the CBOT, the value of the CBOT-traded portfolio securities held by a Fund will be the mean of the bid and asked prices for those CBOT-traded portfolio securities at the open of the CBOT Evening Session.


OTC securities held by the Fund shall be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. Securities listed on the Nasdaq National Market and Nasdaq SmallCap Market may be valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. The portfolio securities of the Fund that are listed on national exchanges are taken at the last sales price of such securities on such exchange; if no sales price is reported, the mean of the last bid and asked price is used. For valuation purposes, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the mean between the bid and the offered quotations of such currencies against U.S. Dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by the Advisor based on guidelines adopted by the Board. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the Trust is informed after the ex-dividend date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by the Board, which procedures may include the delegation of certain responsibilities regarding valuation to the Advisor or the officers of the Trust. The officers of the Trust report, as necessary, to the Board regarding portfolio valuation determination. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Fund are valued at fair value.

PURCHASE AND REDEMPTION OF SHARES

MINIMUM INVESTMENT REQUIREMENTS

Shareholders will be informed of any increase in the minimum investment requirements by a new prospectus or a prospectus supplement, in which the new minimum is disclosed. Any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance is: (a) below the currently applicable minimum investment; or (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor of a complete redemption of that account. In addition, the Trust may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder's most recent purchase of Fund shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment).

TAX CONSEQUENCES

Note that in the case of tax-qualified retirement plans, a redemption of amounts from such a plan may have adverse tax consequences. A shareholder contemplating such a redemption should consult his or her own tax adviser. Other shareholders should consider the tax consequences of any redemption.

SUSPENSION OF THE RIGHT OF REDEMPTION

The Fund may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings), or trading is restricted; (ii) for any period during which an emergency exists so that the sale of Fund investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC, by order, may permit for the protection of Fund investors. In cases where Nasdaq, the CME or Chicago Board Options Exchange ("CBOE"), CBOT, or any foreign market where the Fund's securities trade, as appropriate, is closed or trading is restricted, the Fund may ask the SEC to permit the right to redemption to be suspended. On any day that any of the securities exchanges on which the Fund's securities trade close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received. Any order received after that time will receive the next business day's NAV.

HOLIDAYS

The NYSE, the Federal Reserve Bank of New York, the Nasdaq, the CME, the CBOT, and other U.S. exchanges are closed on weekends and on the following holidays:
(i) New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day (the CBOT and CME will have abbreviated trading schedules), Thanksgiving Day, and Christmas Day; and
(ii) the preceding Friday if any of these holidays falls on a Saturday, or the subsequent Monday if any of these holidays falls on a Sunday. In addition, the U.S. Government bond market is closed on Columbus Day and Veterans' Day. Although the Trust expects the same holiday schedules to be observed in the future, each of the aforementioned exchanges and markets may modify its holiday schedule at any time.

The national Japanese holidays affecting the relevant securities markets in Japan are as follows: New Year's Day; Coming-of-Age Day; National Foundation
Day; Vernal Equinox Day; Greenery Day; Constitution Memorial Day; Children's Day; Marine Day; Respect-of-the-Aged Day; Autumnal Equinox Day; Health-Sports Day; Culture Day; Labor Thanksgiving Day; and Emperor's Birthday. Although the Trust expects this same holiday schedule to be observed in the future, the Japanese exchange may modify its holiday schedule at any time.

National holidays in the various European countries will also affect the relevant European securities markets. Due to the variety of holidays in each EU country as well as Switzerland, those holidays are not listed here.

REDEMPTIONS IN-KIND

The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 under the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's NAV during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income and any distributions of net realized capital gains from the Fund will be distributed as described in the Fund's Prospectus under "Dividends and Distributions." Normally, all such distributions of the Fund will automatically be reinvested without charge in additional shares of the same Fund.


FEDERAL INCOME TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

REGULATED INVESTMENT COMPANY STATUS

A fund that qualifies as a RIC will not be subject to federal income taxes on the net investment income and net realized capital gains that the fund distributes to the fund's shareholders. The Fund will seek to qualify for treatment as a regulated investment company (RIC) under the Code. Provided that for each tax year the Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least 90% of the Fund's net investment income for such year (including, for this purpose, the excess, if any, of net realized short-term capital gains over net long-term capital losses), the Fund itself will not be subject to federal income taxes to the extent the Fund's net investment income and the Fund's net realized capital gains, if any, are distributed to the Fund's shareholders. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, and foreign currencies or the securities of one or more qualified publicly traded partnerships (the "90% Test"). A second requirement for qualification as a RIC is that the Fund must diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year: (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the "Asset Test"). Income from investments in precious metals and in precious minerals will not qualify as gross income from "securities" for purposes of the 90% Test.


In the event of a failure by the Fund to qualify as a RIC, the Fund would be subject to tax on its taxable income at corporate rates, and the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income. Such distributions would be eligible for the dividends received deduction for corporate shareholders, and for the lower tax rates applicable to qualified dividend income received by individual shareholders, subject to certain limitations. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had the Fund qualified as a RIC. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's NAV.

The Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for the year and 98% of its capital gain net income, plus certain other amounts. The Fund intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax but can make no assurances that all such tax liability will be eliminated.

The Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. All or portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that the fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).

In order for some portion of the dividends received by the Fund's shareholders to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund's shares. Distributions reported to Fund shareholders as long-term capital gains shall be taxable as such (currently at a maximum rate of 15%), regardless of how long the shareholder has owned the shares. Fund shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Shareholders who have not held Fund shares for a full year should be aware that the Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Fund.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Sales, redemptions and exchanges of Fund shares are generally taxable transactions for federal and state income tax purposes. In general, if you hold your shares as a capital asset, gain or loss realized will be capital in nature and will be classified as long-term or short-term, depending on the length of the time shares have been held.

The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

All or a portion of any loss realized upon the redemption of Fund shares will be disallowed to the extent that other shares in the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after a share redemption. Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares. In addition, any loss realized by a shareholder on the disposition of shares held for six months or less is treated as a long-term capital loss to the extent of any distributions of any net long-term capital gains received by the shareholder with respect to such shares.

SPECIAL TAX CONSIDERATIONS

FOREIGN CURRENCY TRANSACTIONS. Under the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. Dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under the Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are also subject to special treatment. In general, any such gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if such losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.


COMMODITIES. One of the requirements for qualification as a RIC under Subchapter M of the Code is that a Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income"). As described in the Prospectus, the Fund intends to gain its exposure to the commodities markets by investing in commodity-linked derivative instruments, including swap agreements, commodity options, futures, options on futures and commodity-linked structured notes.

The status of the swap agreements and other commodity-linked derivative instruments under tests to qualify as a RIC under Subchapter M of the Code has been recently addressed in Revenue Ruling 2006-1 which provides that income from commodity-linked swaps in which the Fund invests will not be considered qualifying income after September 30, 2006. The Fund will therefore restrict its income from commodity-linked swaps (when combined with its other investments that produce non-qualifying income) to be less than 10 percent of its gross income.

The Fund has received a private letter ruling from the Internal Revenue Service that concludes that certain commodities-linked notes held by the Fund will produce qualifying income for purposes of the RIC qualification tests. The Advisor, therefore, believes it can continue to successfully operate the Fund in a manner consistent with the Fund's current investment objective by investing in certain commodities-linked structured notes.

If the Fund were to fail to qualify as a regulated investment company, the Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund's earnings and profits. If the Fund were to fail to qualify as a regulated investment company and became subject to federal income tax, any shareholders of the Fund would be subject to diminished investment returns.


OPTIONS TRANSACTIONS BY THE FUND

If a call option written by the Fund expires, the amount of the premium received by the Fund for the option will be short-term capital gain to the Fund. If such an option is closed by the Fund, any gain or loss realized by the Fund as a result of the closing purchase transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by the Fund upon the sale of the underlying security or underlying futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund's holding period for the underlying security or underlying futures contract.

With respect to call options purchased by the Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the stock or futures contract so acquired.

The Fund has available to it a number of elections under the Code concerning the treatment of option transactions for tax purposes. The Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.

The Fund, in its operations, also will utilize options on stock indices. Options on "broad based" stock indices are classified as "nonequity options" under the Code. Gains and losses resulting from the expiration, exercise, or closing of such nonequity options, as well as gains and losses resulting from futures contract transactions, will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter, "blended gain or loss"). In addition, any nonequity option and futures contract held by the Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.

The trading strategies of the Fund involving nonequity options on stock indices may constitute "straddle" transactions. "Straddles" may affect the taxation of such instruments and may cause the postponement of recognition of losses incurred in certain closing transactions. The Fund will also have available a number of elections under the Code concerning the treatment of option transactions for tax purposes. Each such Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.

The Fund's transactions in certain options, under some circumstances, could preclude the Fund from qualifying for the special tax treatment available to investment companies meeting the requirements of Subchapter M of the Code.

The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Fund.

BACK-UP WITHHOLDING

In certain cases the Fund will be required to withhold and remit to the U.S. Treasury an amount equal to the applicable back-up withholding rate applied to reportable taxable dividends and distributions, as well as the proceeds of any redemptions of Fund shares, paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number (usually the shareholder's social security number); (2) is subject to back-up withholding by the Internal Revenue Service ("IRS"); (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding; or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).

OTHER ISSUES

The Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment. In some states ownership of fund shares may also be subject to state and local taxation. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Government National Mortgage Association or Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

OTHER INFORMATION

PORTFOLIO HOLDINGS

The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Fund's Advisor, principal underwriter, or any affiliated person of the Fund, the Advisor, or the principal underwriter.


Information concerning the Fund's portfolio holdings may be disclosed in the ordinary course of business and as frequently as daily, but no earlier than one business day following the date of the information, to (i) certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers, and (ii) other personnel of the Advisor and other service providers, such as the Fund's administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Fund and/or the terms of the Fund's current registration statement. As of August 1, 2006, the Fund had not yet commenced operations and therefore, did not disclose portfolio holdings information to any individual or entity. Once the Fund commences operations it expects to disclose portfolio holdings information to the following entities as part of ongoing arrangements that serve legitimate business purposes: Morningstar, Lipper, Vickers Stock
Research, Thomson Financial, Bloomberg, Standard & Poor's and Investor Responsibility Research Center.

The Fund's Chief Compliance  Officer,  or a Compliance Manager designated by the
Chief Compliance Officer, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where the Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall the Fund, the Advisor, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund's portfolio holdings.

The Board will exercise continuing oversight of the disclosure of the Fund's portfolio holdings by (1) overseeing the implementation and enforcement of the Portfolio Holdings Disclosure Policies and Procedures, the Code of Ethics, and the Protection of Non-Public Information Policies and Procedures (collectively, the portfolio holdings governing policies) by the Fund's Chief Compliance Officer and the Funds, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. The Board and the Fund reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (E.G., stocks and bonds) held by a Fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by a Fund, which are not disclosed.


In addition to the permitted disclosures described above, the Fund must disclose its complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's web site at www.sec.gov.

VOTING RIGHTS

You receive one vote for every full Fund share owned. The Fund or class of the Fund, if applicable, will vote separately on matters relating solely to that Fund or class. All shares of the Fund are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by Shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by Shareholders, the Trust will provide appropriate assistance and information to the Shareholders who requested the meeting. Shareholder inquiries can be made by calling 800.820.0888 or 301.296.5100, or by writing to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

REPORTING

You will receive the Trust's unaudited financial information and audited financial statements. In addition, the Trust will send you proxy statements and other reports. If you are a customer of a financial institution that has purchased shares of the Fund for your account, you may, depending upon the nature of your account, receive all or a portion of this information directly from your financial institution.

SHAREHOLDER INQUIRIES

You  may  visit  the  Trust's  web  site  at  www.rydexinvestments.com  or  call
800.820.0888 or 301.296.5100 to obtain information on account statements, procedures, and other related information.

COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND CUSTODIAN

PricewaterhouseCoopers LLP, 250 West Pratt Street, Suite 2100, Baltimore, Maryland 21201, is the independent registered public accounting firm of the Trust and the Fund.

CUSTODIAN

U. S. Bank , N.A. (the "Custodian"), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Fund. The Custodian holds the portfolio securities of the Fund and maintains all necessary related accounts and records.

                                   APPENDIX A

                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

I.    INTRODUCTION

      PADCO Advisors, Inc. and PADCO Advisors II, Inc., together doing business as Rydex Investments, generally are responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 ("Funds") and clients that are pension plans ("Plans") subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). This document sets forth Rydex Investments' policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Specifically, Rule 206(4)-6 requires that we:

      o Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

      o Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

      o Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

II.   PROXY VOTING POLICIES AND PROCEDURES

      A.    Proxy Voting Policies

            Proxies may have economic value and, where Rydex Investments is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term economic interests of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. Our authority is initially established by our advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.

      The financial interest of our clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between Rydex Investments and our clients with respect to proxy voting are resolved in the best interests of clients, in accordance with the procedures described in Section III, below.

      B.    Proxy Voting Procedures

            Rydex Investments utilizes the services of an outside proxy voting firm, Investor Responsibility Research Center, Inc. ("IRRC"), to act as agent for the proxy process, to maintain records on proxy votes for our clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. In the absence of contrary instructions received from Rydex Investments, IRRC will vote proxies in accordance with the proxy voting guidelines (the "Guidelines") attached as SCHEDULE A hereto, as such Guidelines may be revised from time to time by Rydex Investments' portfolio management group (the "Committee"). Under its arrangement with IRRC, Rydex Investments has agreed to:

      o Provide IRRC with a copy of the Guidelines and to inform IRRC promptly of any changes to the Guidelines;

      o Deliver to IRRC, on a timely basis, all documents, information and materials necessary to enable IRRC to provide the services contemplated to be performed by it on a timely and efficient basis (such as conveying to IRRC a power of attorney with respect to the services to be provided hereunder and providing IRRC on a timely basis with Rydex Investments' authorized stamp, proxy cards, special voting instructions, authorization letters to custodian banks and any other materials necessary for the performance by IRRC of its duties);

      o Provide IRRC with a data file containing portfolio information (such as account numbers, share amounts, and security identifiers such as cusip and/or sedol numbers) on a regular basis; and

      o Coordinate with IRRC with respect to the classification of proxy items and for the treatment of items not clearly defined under the Guidelines.

III.  RESOLVING POTENTIAL CONFLICTS OF INTEREST

      The Committee is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

      o Managing a pension plan for a company whose management is soliciting proxies;

      o Having a material business relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast; and

      o     Rydex Investments,  its employees or affiliates having a business or
            personal   relationship   with  participants  in  a  proxy  contest,
            corporate directors or candidates for directorships.

      To ensure that all proxies are voted in the best interests of clients and are not the product of any potential conflict of interest, if a potential conflict of interest exists Rydex Investments will instruct IRRC to vote in accordance with the established Guidelines. In the absence of established Guidelines (I.E., in instances where the Guidelines provide for a "case-by-case" review), Rydex Investments may vote a proxy regarding that proposal in any of the following manners:

      o REFER PROPOSAL TO THE CLIENT - Rydex Investments may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

      o OBTAIN CLIENT RATIFICATION - If Rydex Investments is in a position to disclose the conflict to the client (I.E., such information is not confidential), Rydex Investments may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client's consent to how Rydex Investments will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

      o USE AN INDEPENDENT THIRD PARTY FOR ALL PROPOSALS - Subject to any client imposed proxy voting policies, Rydex Investments may vote all proposals in a proxy according to the policies of an independent third party, such as IRRC or a similar entity (or to have the third party vote such proxies).

      o USE AN INDEPENDENT THIRD PARTY TO VOTE THE SPECIFIC PROPOSALS THAT INVOLVE A CONFLICT - Subject to any client imposed proxy voting policies, Rydex Investments may use an independent third party (such as IRRC) to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

IV.   SECURITIES SUBJECT TO LENDING ARRANGEMENTS

      For various legal or administrative reasons, Rydex Investments is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client's securities lending arrangement with the client's custodian. Rydex Investments will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, Rydex Investments may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the client's custodian for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in Rydex Investments' judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

V.    SPECIAL ISSUES WITH VOTING FOREIGN PROXIES

      Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), Rydex Investments may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

VI.   SHARES OF REGISTERED INVESTMENT COMPANIES (FUNDS OF FUNDS)

      Certain funds are structures as fund of funds and invest their assets primarily in other underlying funds (the "Funds of Funds"). The Funds of Funds will vote their shares in the underlying fund in the same proportion as the vote of all other shareholders in that underlying fund (also called "mirror" or "echo" voting).

VII.  ASSISTANCE WITH FORM N-PX AND PROXY VOTING RECORD

      Rydex Investments shall assist its Fund clients in disclosing the following information on Form N-PX for each proxy matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which Rydex Investments, or IRRC as its agent, voted on the client's behalf by providing the following information to the Fund on a regular quarterly basis within 30 days after the end of the quarter:

      (i)   The name of the issuer of the portfolio security;

      (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

      (iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);

      (iv)  The shareholder meeting date;

      (v)   A brief identification of the matter voted on;

      (vi) Whether the matter was proposed by the issuer or by a security holder;

      (vii) Whether Rydex Investments (or IRRC as its agent) cast the client's vote on the matter;

     (viii) How Rydex Investments (or IRRC as its agent) cast the client's vote (I.E., for or against proposal, or abstain; for or withhold regarding election of directors); and

      (ix) Whether Rydex Investments (or IRRC as its agent) cast the client's vote for or against management.

VII.  DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION

      Rule 206(4)-6 requires Rydex Investments to disclose in response to any client request how the client can obtain information from Rydex Investments on how its securities were voted. Rydex Investments will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Rydex Investments. Upon receiving a written request from a client, Rydex Investments will provide the information requested by the client within a reasonable amount of time.

      Rule 206(4)-6 also requires Rydex Investments to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Rydex Investments will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Rydex Investments will provide a copy of this policy within a reasonable amount of time.

      If approved by the client, this policy and any requested records may be provided electronically.

VIII. RECORDKEEPING

      Rydex Investments shall keep the following records for a period of at least five years, the first two in an easily accessible place:

      (i)   A copy of this Policy;

      (ii)  Proxy Statements received regarding client securities;

      (iii) Records of votes cast on behalf of clients;

      (iv) Any documents prepared by Rydex Investments that were material to making a decision how to vote, or that memorialized the basis for the decision; and

      (v)   Records of client requests for proxy voting information.

      With respect to Rydex Investments' Fund clients, the Fund shall maintain a copy of each of the records that is related to proxy votes on behalf of the Fund by Rydex Investments. Additionally, Rydex Investments may keep Fund client records as part of Rydex Investments' records.

      Rydex Investments may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Rydex Investments that are maintained with a third party, such as IRRC, provided that Rydex Investments has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                   SCHEDULE A
                                       TO
                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

                             PROXY VOTING GUIDELINES

      Rydex Investments believes that management is generally in the best position to make decisions that are essential to the ongoing operation of the company and which are not expected to have a major impact on the corporation and its shareholders. Accordingly, Rydex Investments will generally vote with management on "routine items" of a corporate administrative nature. Rydex Investments will generally review all "non-routine items" (I.E., those items having the potential for major economic impact on the corporation and the long-term value of its shares) on a case-by-case basis.

BOARD OF DIRECTORS

A. Director Nominees in Uncontested Elections                     Vote With Mgt.
B. Chairman and CEO is the Same Person                            Vote With Mgt.
C. Majority of Independent Directors                              Vote With Mgt.
D. Stock Ownership Requirements                                   Vote With Mgt.
E. Limit Tenure of Outside Directors                              Vote With Mgt.
F. Director and Officer Indemnification and Liability Protection  Vote With Mgt.
G. Eliminate or Restrict Charitable Contributions                 Vote With Mgt.

PROXY CONTESTS

A. Voting for Director Nominees in Contested Election             Vote With Mgt.
B. Reimburse Proxy Solicitation                                   Vote With Mgt.

AUDITORS

A. Ratifying Auditors                                             Vote With Mgt.

PROXY CONTEST DEFENSES

A. Board Structure - Classified Board                             Vote With Mgt.
B. Cumulative Voting                                              Vote With Mgt.
C. Shareholder Ability to Call Special Meetings                   Vote With Mgt.

TENDER OFFER DEFENSES

A. Submit Poison Pill for shareholder ratification                Case-by-Case
B. Fair Price Provisions                                          Vote With Mgt.
C. Supermajority Shareholder Vote Requirement                     Vote With Mgt.
     To Amend the Charter or Bylaws
D. Supermajority Shareholder Vote Requirement                     Vote With Mgt.


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MISCELLANEOUS GOVERNANCE PROVISIONS

A. Confidential Voting                                            Vote With Mgt.
B. Equal Access                                                   Vote With Mgt.
C. Bundled Proposals                                              Vote With Mgt.

CAPITAL STRUCTURE

A. Common Stock Authorization                                     Vote With Mgt.
B. Stock Splits                                                   Vote With Mgt.
C. Reverse Stock Splits                                           Vote With Mgt.
D. Preemptive Rights                                              Vote With Mgt.
E. Share Repurchase Programs                                      Vote With Mgt.

EXECUTIVE AND DIRECTOR COMPENSATION

A. Shareholder Proposals to Limit Executive and                   Case-by-Case
     Directors Pay
B. Shareholder Ratification of Golden and Tin Parachutes          Vote With Mgt.
C. Employee Stock Ownership Plans                                 Vote With Mgt.
D. 401(k) Employee Benefit Plans                                  Vote With Mgt.

STATE OF INCORPORATION

A. Voting on State Takeover Plans                                 Vote With Mgt.
B. Voting on Reincorporation Proposals                            Vote With Mgt.

MERGERS AND CORPORATE RESTRUCTURINGS

A. Mergers and Acquisitions                                       Case-by-Case
B. Corporate Restructuring                                        Vote With Mgt.
C. Spin-Offs                                                      Vote With Mgt.
D. Liquidations                                                   Vote With Mgt.

SOCIAL AND ENVIRONMENTAL ISSUES

A. Issues with Social/Moral Implications                          Vote With Mgt.


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